UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street,

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access Emerging Markets USD Bond ETF

Cboe BZX Exchange, Inc.: GEMD

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Emerging Markets USD Bond ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GEMD	$41	0.39%

How did the Fund perform and what affected its performance?

The performance of global fixed income markets was largely influenced by central bank monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, many emerging markets central banks had already begun to cut interest rates, while the U.S. Federal Reserve (Fed) appeared to have reached the peak of its interest rate hiking regime. As the months progressed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  The FTSE Goldman Sachs Emerging Markets USD Bond Index (Index) rose amid strong gains of sovereign and corporate emerging markets bonds, as inflation risks stabilized and central bank monetary policy appeared to grow more predictable despite ongoing geopolitical risks.

  The Index’s yield curve positioning added to its performance, as bond yields fell and government yield curves steepened in response to multiple interest rate cuts by a number of emerging markets central banks and in anticipation of possible Fed easing.

  The difference in yields between global sovereign emerging markets debt and U.S. Treasury securities tightened approximately 57 basis points, from 388 basis points to 331 basis points, which bolstered the performance of emerging markets debt broadly.

Top Detractors from Performance:

  The Index’s gains were limited by pockets of volatility in certain emerging markets regions.

Top Contributors

  Mexico

  Turkey

  Egypt

Top Detractors

  Panama

  Bolivia

The above represents countries.

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs Emerging Markets USD Bond Index	Bloomberg Global Aggregate Index
2/15/22	$10,000	$10,000	$10,000
8/22	$8,389	$8,294	$9,405
8/23	$8,686	$8,631	$9,457
8/24	$9,735	$9,693	$10,164

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced February 15, 2022)	12.08%	-1.05%
Shares based on Market Price (Commenced February 15, 2022)	12.06%	-1.02%
FTSE Goldman Sachs Emerging Markets USD Bond Index	12.31%	-1.22%
Bloomberg Global Aggregate Index	7.48%	0.64%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Global Aggregate Index.

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$66,970,640
# of Portfolio Holdings	250
Portfolio Turnover Rate	14%
Total Net Advisory Fees Paid	$196,568

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Government	84.1
Energy	8.3
Financial	2.9
Basic Materials	1.6
Investment Company	0.9
Industrial	0.8

Goldman Sachs Access Emerging Markets USD Bond ETF

GEMD

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV102979/381430388/goldman-sachs-access-emerging-markets-usd-bond-etf for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Emerging Markets USD Bond ETF

381430388-AR-0824  GEMD

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access High Yield Corporate Bond ETF

NYSE Arca, Inc.: GHYB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access High Yield Corporate Bond ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GHYB	$36	0.34%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. As U.S. economic growth remained resilient and inflationary pressures receded in the months that followed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  A favorable economic backdrop, driven by declining inflation pressures and generally supportive credit fundamentals, led to positive returns for high yield corporate bonds.

  High yield corporate bonds benefited from their comparatively higher yields, as investors generally favored them for the additional income potential they offered.

  The difference in yields between high yield corporate bonds and comparable duration U.S. Treasury securities narrowed approximately 68 basis points, from 370 basis points to 302 basis points, bolstering high yield bond performance. At the end of the reporting period, this spread remained well below longer-term historical averages.

  The FTSE Goldman Sachs High Yield Corporate Bond Index (Index) benefited from its lower credit quality positioning, as default activity within the high yield corporate bond market remained well below longer-term averages.

Top Detractors from Performance:

  The Index was hampered by mixed performance across various market segments, including credit quality cohorts and industries.

Top Contributors

  Consumer Cyclical

  Consumer Non-Cyclical

  Energy

Top Detractors

  Other Industrial

  Transportation

  Brokerage

The above represents industries.

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs High Yield Corporate Bond Index	Bloomberg High Yield Very Liquid Index (Total Return, Unhedged, USD)	Bloomberg U.S. Aggregate Bond Index
9/5/17	$10,000	$10,000	$10,000	$10,000
8/18	$10,250	$10,298	$10,260	$9,869
8/19	$10,988	$11,064	$10,998	$10,873
8/20	$11,533	$11,583	$11,452	$11,576
8/21	$12,346	$12,427	$12,456	$11,567
8/22	$10,979	$11,159	$11,050	$10,234
8/23	$11,762	$11,992	$11,846	$10,113
8/24	$13,165	$13,464	$13,331	$10,851

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 5, 2017)	11.93%	3.68%	4.01%
Shares based on Market Price (Commenced September 5, 2017)	11.85%	3.73%	3.99%
FTSE Goldman Sachs High Yield Corporate Bond Index	12.27%	4.00%	4.34%
Bloomberg High Yield Very Liquid Index (Total Return, Unhedged, USD)	12.54%	3.92%	4.20%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.17%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$164,863,474
# of Portfolio Holdings	629
Portfolio Turnover Rate	19%
Total Net Advisory Fees Paid	$381,555

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Consumer Cyclical	17.7
Energy	9.1
Financial Company	5.9
Healthcare	5.5
Communications	5.3
Capital Goods	4.8
Consumer Noncyclical	3.7
Technology	3.6
Software	3.7
Other	39.2

Goldman Sachs Access High Yield Corporate Bond ETF

GHYB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV102746/381430453/goldman-sachs-access-high-yield-corporate-bond-etf for full disclaimer.

"Bloomberg®" is a service mark of Bloomberg Finance LP. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Bloomberg Goldman Sachs Community Municipal Index (the "Index") (collectively, "Bloomberg") and has been licensed for use by Goldman. "Goldman Sachs(R)" is a trademark of Goldman Sachs and has been licensed for use by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman, and Bloomberg does not approve, endorse review, or recommend the ETF. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access High Yield Corporate Bond ETF

381430453-AR-0824  GHYB

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access Inflation Protected USD Bond ETF

Cboe BZX Exchange, Inc.: GTIP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Inflation Protected USD Bond ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTIP	$12	0.12%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. As U.S. economic growth remained resilient and inflationary pressures receded in the months that followed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (Index) recorded a positive return, as inflation remained elevated and investors continued to favor Treasury inflation protected securities (TIPS) for the attractive inflation-adjusted income they offered.

  TIPS generated gains overall, although their breakeven rates versus U.S. Treasury securities declined. The rate of inflation at which TIPS and U.S. Treasury securities of similar maturity would yield the same return dropped, as price pressures eased and U.S. Treasury yields fell. The yield on a 10-year U.S. Treasury dropped 28 basis points to 3.90%.

Top Detractors from Performance:

  The Index’s yield curve positioning dampened Index performance, as U.S. Treasury yields fell and the U.S. Treasury yield curve steepened in anticipation of possible Fed rate cuts.

Top Contributors

  1 - 3 years

  3 - 5 years

Top Detractors

  0 - 1 years

  10+ years

The above represents curve positions.

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	Bloomberg U.S. Aggregate Bond Index
10/2/18	$10,000	$10,000	$10,000
8/19	$10,861	$10,871	$11,086
8/20	$11,794	$11,818	$11,803
8/21	$12,457	$12,497	$11,794
8/22	$11,699	$11,745	$10,435
8/23	$11,274	$11,330	$10,311
8/24	$11,962	$12,032	$11,064

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced October 2, 2018)	6.11%	1.95%	3.07%
Shares based on Market Price (Commenced October 2, 2018)	6.00%	1.96%	3.07%
FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	6.19%	2.05%	3.17%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.72%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$137,022,639
# of Portfolio Holdings	27
Portfolio Turnover Rate	39%
Total Net Advisory Fees Paid	$113,356

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Government	99.3
Investment Company	0.2

Goldman Sachs Access Inflation Protected USD Bond ETF

GTIP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV102998/381430362/goldman-sachs-access-inflation-protected-usd-bond-etf for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Inflation Protected USD Bond ETF

381430362-AR-0824  GTIP

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

NYSE Arca, Inc.: GSIG

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSIG	$15	0.14%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. As U.S. economic growth remained resilient and inflationary pressures receded in the months that followed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  A favorable economic backdrop, driven by declining inflation pressures and generally supportive credit fundamentals, led to positive performance for investment grade corporate bonds.

  The FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index (Index) benefited from a decline in bond yields. Yields fell across the U.S. Treasury yield curve, with short-term yields dropping more than longer-term yields. The bellwether 10-year U.S. Treasury yield was down 28 basis points during the reporting period, from 4.18% to 3.90%. Shorter-term U.S. Treasury yields decreased even more, with the three-year U.S. Treasury yield falling 79 basis points, from 4.57% to 3.78%.

  The two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields. Although an inverted yield curve has historically foreshadowed a recession, slowing inflation and solid economic data fueled market optimism about the possibility of a soft economic landing.

  Investment grade corporate bonds were helped by tightening credit spreads. Short-term investment grade corporate bond spreads narrowed by approximately 23 basis points, from 90 basis points to 67 basis points.

  Strong investor demand for bonds that offered additional income potential supported investment grade corporate bond prices.

Top Detractors from Performance:

  Yield curve positioning dampened Index returns, as longer-term investment grade corporate bonds generally outperformed intermediate-term investment grade corporate bonds.

Top Contributors

  Banking

  Consumer Non-Cyclical

  Consumer Cyclical

Top Detractors

  Other Utility

  Natural Gas

  Basic Industry

The above represents industries.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

GSIG

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index	Bloomberg U.S. Aggregate Bond Index
7/7/20	$10,000	$10,000	$10,000
8/20	$10,070	$10,077	$10,031
8/21	$10,181	$10,212	$10,023
8/22	$9,539	$9,584	$8,868
8/23	$9,741	$9,805	$8,763
8/24	$10,486	$10,587	$9,403

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 7, 2020)	7.65%	1.15%
Shares based on Market Price (Commenced July 7, 2020)	7.73%	1.18%
FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index	7.97%	1.38%
Bloomberg U.S. Aggregate Bond Index	7.30%	-1.47%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

GSIG

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$9,480,766
# of Portfolio Holdings	311
Portfolio Turnover Rate	64%
Total Net Advisory Fees Paid	$2,581

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Banks	35.1
Consumer Cyclical	11.1
Electric	6.8
Energy	6.4
Technology	5.0
Consumer Noncyclical	3.9
Wireless	3.7
Financial Company	3.7
Capital Goods	3.1
Other	19.6

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

GSIG

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV103400/38149W507/goldman-sachs-access-investment-grade-corporate-1-5-year-bond-etf for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

38149W507-AR-0824  GSIG

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access Investment Grade Corporate Bond ETF

NYSE Arca, Inc.: GIGB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Investment Grade Corporate Bond ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GIGB	$15	0.14%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. As U.S. economic growth remained resilient and inflationary pressures receded in the months that followed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  A favorable economic backdrop, driven by declining inflation pressures and generally supportive credit fundamentals, led to positive performance for investment grade corporate bonds.

  The FTSE Goldman Sachs Investment Grade Corporate Bond Index (Index) benefited from a decline in bond yields. Yields fell across the U.S. Treasury yield curve, with short-term yields dropping more than longer-term yields. The bellwether 10-year U.S. Treasury yield was down 28 basis points during the reporting period, from 4.18% to 3.90%. Shorter-term U.S. Treasury yields decreased even more, with the three-year U.S. Treasury yield falling 79 basis points, from 4.57% to 3.78%.

  The two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, meaning 10-year U.S. Treasury yields were lower than those of two-year U.S. Treasury yields. Although an inverted yield curve has historically foreshadowed a recession, slowing inflation and solid economic data fueled market optimism about the possibility of a soft economic landing.

  Investment grade corporate bonds benefited from tightening credit spreads during the reporting period. Investment grade corporate bond spreads narrowed by approximately 25 basis points, from 117 basis points to 92 basis points.

  Strong demand for bonds that offered additional income potential supported investment grade corporate bond prices.

  The Index was helped by its lower credit quality positioning, as investment grade corporate bonds rated BBB tended to outperform those of higher credit quality.

Top Detractors from Performance:

  Yield curve positioning hampered Index performance, as longer-term investment grade corporate bonds generally outpaced intermediate-term investment grade corporate bonds.

Top Contributors

  Banking

  Consumer Non-Cyclical

  Communications

Top Detractors

  Other Utility

  Natural Gas

  Real Estate Investment Trusts

The above represents industries.

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs Investment Grade Corporate Bond Index	Bloomberg US Corporate Investment Grade Index	Bloomberg U.S. Aggregate Bond Index
6/6/17	$10,000	$10,000	$10,000	$10,000
8/17	$10,119	$10,126	$10,142	$10,095
8/18	$10,011	$10,041	$10,040	$9,989
8/19	$11,347	$11,403	$11,378	$11,005
8/20	$12,252	$12,333	$12,231	$11,717
8/21	$12,505	$12,615	$12,541	$11,708
8/22	$10,634	$10,750	$10,671	$10,359
8/23	$10,724	$10,840	$10,767	$10,236
8/24	$11,687	$11,834	$11,767	$10,983

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 6, 2017)	8.98%	0.59%	2.17%
Shares based on Market Price (Commenced June 6, 2017)	9.11%	0.61%	2.19%
FTSE Goldman Sachs Investment Grade Corporate Bond Index	9.17%	0.74%	2.35%
Bloomberg US Corporate Investment Grade Index	9.29%	0.67%	2.27%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.30%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$869,740,523
# of Portfolio Holdings	1,750
Portfolio Turnover Rate	6%
Total Net Advisory Fees Paid	$936,624

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Banks	29.8
Consumer Cyclical	8.1
Energy	7.9
Technology	7.9
Consumer Noncyclical	6.5
Wireless	5.1
Healthcare	4.8
Communications	4.1
Electric	3.3
Other	21.3

Goldman Sachs Access Investment Grade Corporate Bond ETF

GIGB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV102748/381430479/goldman-sachs-access-investment-grade-corporate-bond-etf for full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Investment Grade Corporate Bond ETF

381430479-AR-0824  GIGB

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access Treasury 0-1 Year ETF

NYSE Arca, Inc.: GBIL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Treasury 0-1 Year ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBIL	$12	0.12%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. As U.S. economic growth remained resilient and inflationary pressures receded in the months that followed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  The performance of the FTSE US Treasury 0-1 Year Composite Select Index (Index) was largely reflective of the performance of short-term U.S. Treasury yields, which were primarily affected by Fed monetary policy. Short-term U.S. Treasury securities generated positive returns during the reporting period, as their yields fell.

  Although short-term U.S. interest rates declined during the reporting period, with six-month U.S. Treasury yields dropping from 5.48% to 4.86%, they remained elevated by historical standards.

  Because short-term U.S. Treasury yields remained relatively high, short-term U.S. Treasury securities offered investors attractive income potential, which supported their prices.

Top Detractors from Performance:

  Short-term U.S. Treasuries have little duration risk, which tends to insulate the sector from interest rate movements. However, the Index’s yield curve positioning limited its performance, given that the shortest maturity yields dropped the least during the reporting period.

Top Contributors

  Price

Top Detractors

  Income

The above represents return streams.

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE US Treasury 0-1 Year Composite Select Index	Bloomberg U.S. Aggregate Bond Index
9/6/16	$10,000	$10,000	$10,000
8/17	$10,053	$10,064	$10,035
8/18	$10,190	$10,212	$9,930
8/19	$10,434	$10,467	$10,939
8/20	$10,583	$10,623	$11,647
8/21	$10,580	$10,634	$11,638
8/22	$10,581	$10,653	$10,297
8/23	$11,004	$11,104	$10,175
8/24	$11,603	$11,730	$10,917

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 6, 2016)	5.45%	2.14%	1.88%
Shares based on Market Price (Commenced September 6, 2016)	5.40%	2.14%	1.88%
FTSE US Treasury 0-1 Year Composite Select Index	5.64%	2.30%	2.02%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.10%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$5,343,386,104
# of Portfolio Holdings	474
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$6,661,763

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Government	100.0

Goldman Sachs Access Treasury 0-1 Year ETF

GBIL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV102645/381430529/goldman-sachs-access-treasury-0-1-year-etf for the full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Treasury 0-1 Year ETF

381430529-AR-0824  GBIL

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access U.S. Aggregate Bond ETF

NYSE Arca, Inc.: GCOR

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access U.S. Aggregate Bond ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GCOR	$13	0.13%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was primarily influenced by Federal Reserve (Fed) monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. As U.S. economic growth remained resilient and inflationary pressures receded in the months that followed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  A favorable economic backdrop, driven by declining inflation pressures and generally supportive credit fundamentals, led to positive performance for the broad U.S. fixed income market.

  The FTSE Goldman Sachs US Broad Bond Market Index (Index) rose amid a decline in bond yields, as investors anticipated possible Fed easing. Five-year U.S. Treasury yields fell approximately 59 basis points, from 4.29% to 3.70%. The bellwether 10-year U.S. Treasury yield declined 28 basis points, from 4.18% to 3.90%.

  Bonds were helped overall by tightening credit spreads. Investment grade corporate bond spreads narrowed by approximately 25 basis points, from 117 basis points to 92 basis points. U.S. mortgage-backed securities spreads tightened by 14 basis points, from 53 basis points to 39 basis points, during the reporting period.

  Yield curve positioning in longer maturities added to Index performance, as longer-term bonds generally outperformed intermediate-term bonds.

Top Detractors from Performance:

  Exposure to certain segments of the mortgage-backed securities sector had a negative impact on Index returns.

Top Contributors

  U.S. Treasuries

  Agency Fixed Rate

  Banking

Top Detractors

  Credit Card

  Other Industrial

  Natural Gas

The above represents segments.

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs US Broad Bond Market Index	Bloomberg U.S. Aggregate Bond Index
9/8/20	$10,000	$10,000	$10,000
8/21	$9,948	$9,979	$9,983
8/22	$8,742	$8,775	$8,833
8/23	$8,604	$8,664	$8,728
8/24	$9,204	$9,295	$9,365

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced September 8, 2020)	6.97%	-2.06%
Shares based on Market Price (Commenced September 8, 2020)	6.75%	-2.05%
FTSE Goldman Sachs US Broad Bond Market Index	7.28%	-1.82%
Bloomberg U.S. Aggregate Bond Index	7.30%	-1.64%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$398,943,714
# of Portfolio Holdings	956
Portfolio Turnover Rate	401%
Total Net Advisory Fees Paid	$585,522

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

U.S. Treasury Notes	31.6
Mortgage-Backed Securities	26.0
Corporate Obligations	21.7
U.S. Treasury Bonds	10.4
Foreign Corporate Debt	5.5
U.S. Treasury Obligations	4.4
Investment Company	4.1
Sovereign Debt Obligations	2.5
U.S. Government Agency Obligations	0.2

Goldman Sachs Access U.S. Aggregate Bond ETF

GCOR

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of Fund or the underlying data. See https://am.gs.com/en-us/individual/funds/detail/PV103404/38149W101/goldman-sachs-access-u-s-aggregate-bond-etf for the full disclaimer.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access U.S. Aggregate Bond ETF

38149W101-AR-0824  GCOR

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

The NASDAQ Stock Market LLC: GPRF

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities (the "Fund") for the period of July 30, 2024 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GPRF	$4	0.45%

How did the Fund perform and what affected its performance?

Falling interest rates and expectations around Federal Reserve (Fed) monetary policy had the greatest impact on preferred stocks and hybrid securities. As inflation pressures receded, the Fed hinted it might begin easing. Markets priced in 100 basis points of cuts by year end 2024, a potential positive for the preferreds market. Bond yields declined, with credit spreads tightening across the $1,000 par over-the-counter and $25 par exchange traded markets, narrowing more than investment grade and high yield corporate bond spreads.

Top Contributors to Performance:

  The FTSE Goldman Sachs US Preferred Stock and Hybrids Index (Index) recorded a positive return, as falling interest rates bolstered the share prices of preferred stocks.

  The strongest gainers were $25 par preferred securities, which advanced on the back of lower interest rates and anticipation of Fed rate cuts.

  The new issue market was active, with several deals coming to market and trading above par. In addition, announced redemptions of several existing securities created a strong technical tailwind for secondary market securities, which could potentially be refinanced at lower interest rates.

  • Positions in large money center banks, including Wells Fargo, Bank of America and Citigroup, added most to Index performance (4.68%, 5.02% and 4.98% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  A position in TransCanada PipeLines was the only detractor from Index returns during the reporting period (0.32% of Fund net assets as of August 31, 2024).

Top Contributors

  Banking

  Insurance

Top Detractors

  Capital Goods

  Technology

The above represents industries.

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Goldman Sachs US Preferred Stock & Hybrid Index (TR, Unhedged, USD)	Bloomberg U.S. Aggregate Bond Index
7/30/24	$10,000	$10,000	$10,000
8/24	$10,210	$10,217	$10,199

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced July 30, 2024)	2.10%
Shares based on Market Price (Commenced July 30, 2024)	1.91%
FTSE Goldman Sachs US Preferred Stock & Hybrid Index (TR, Unhedged, USD)	2.17%
Bloomberg U.S. Aggregate Bond Index	1.99%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$89,336,910
# of Portfolio Holdings	366
Portfolio Turnover Rate	0%
Total Net Advisory Fees Paid	$26,965

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Banks	32.2
Financial	28.0
Electric	11.8
Energy	7.3
Insurance	6.2
Utilities	3.3
Communications	2.9
Financial Company	1.8
Wireless	1.7
Other	3.7

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

GPRF

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

FTSE® is a trade mark of the London Stock Exchange Group Plc and its group undertakings and is used by FTSE Fixed Income under licence and Goldman Sachs is a trade mark of Goldman. All rights in and to the FTSE Goldman Sachs US Preferred Stock and Hybrids Index (“Index”) vest in FTSE Fixed Income. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by FTSE Fixed Income, Goldman or their licensors for any errors or for any loss from use of this publication. Neither FTSE Fixed Income, nor Goldman, or any of their licensors makes any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE Goldman Sachs US Preferred Stock and Hybrids Index or the fitness or suitability of the Index for any particular purpose to which it might be put. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by FTSE Goldman Sachs US Preferred Stock and Hybrids Index any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of FTSE Fixed Income. Distribution of any FTSE Fixed Income index values (including those of FTSE Goldman Sachs US Preferred Stock and Hybrids Index and the use of such indices to create financial products is not permitted.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

38149W127-AR-0824  GPRF

Annual Shareholder Report

August 31, 2024

Goldman Sachs Access Ultra Short Bond ETF

Cboe BZX Exchange, Inc.: GSST

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Access Ultra Short Bond ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSST	$17	0.16%

How did the Fund perform and what affected its performance?

The performance of U.S. fixed income markets was broadly influenced by Federal Reserve (Fed) monetary policy, interest rate volatility, inflation and other macroeconomic data. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. As U.S. economic growth remained resilient and inflationary pressures receded in the months that followed, bond yields fluctuated, though generally drifted down, amid shifting market sentiment about the size and timing of potential Fed easing.

Top Contributors to Performance:

  The Fund outperformed the FTSE Three-Month U.S. Treasury Bill Index (Index) largely because of its underweight in U.S. Treasury securities, which lagged most other segments of the U.S. fixed income market.

  Duration and yield curve positioning added to relative performance. The Fund was underweight three- to six-month maturities and overweight six-month to two-year maturities. As the Fed delayed interest rate cuts, the shortest-term maturity yields fell the least.

Top Detractors from Performance:

  Though the Fund was underweight U.S. Treasury securities, it maintained a small position during the reporting period, which limited its gains.

Top Contributors

  Investment Grade Corporate Bonds – OW & SS

  Asset-Backed Securities – OW & SS

  Mortgage-Backed Securities – OW & SS

Top Detractors

  Cash

The above represents sectors.

Goldman Sachs Access Ultra Short Bond ETF

GSST

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	FTSE Three-Month U.S. Treasury Bill Index	Bloomberg U.S. Aggregate Bond Index
4/15/19	$10,000	$10,000	$10,000
8/19	$10,175	$10,090	$10,637
8/20	$10,407	$10,209	$11,325
8/21	$10,468	$10,215	$11,316
8/22	$10,408	$10,260	$10,013
8/23	$10,850	$10,716	$9,893
8/24	$11,579	$11,321	$10,616

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced April 15, 2019)	6.72%	2.62%	2.76%
Shares based on Market Price (Commenced April 15, 2019)	6.76%	2.63%	2.77%
FTSE Three-Month U.S. Treasury Bill Index	5.65%	2.33%	2.33%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.04%	1.11%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Access Ultra Short Bond ETF

GSST

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$615,703,622
# of Portfolio Holdings	335
Portfolio Turnover Rate	87%
Total Net Advisory Fees Paid	$930,171

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Asset-Backed Securities	29.4
Mortgage-Backed Securities	18.9
Corporate Obligations	18.1
Foreign Corporate Debt	17.5
Commercial Paper	4.4
U.S. Treasury Notes	4.3
Investment Company	3.4
Certificate of Deposit	2.1
U.S. Treasury Bills	0.5
U.S. Government Agency Obligations	0.0

Goldman Sachs Access Ultra Short Bond ETF

GSST

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. Bloomberg Index Services Limited.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance LP. And its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Access Ultra Short Bond ETF

381430230-AR-0824  GSST

Annual Shareholder Report

August 31, 2024

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

NYSE Arca, Inc.: GEM

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GEM	$48	0.45%

How did the Fund perform and what affected its performance?

The broad emerging markets equity market experienced volatility but performed strongly, supported by the view that U.S. interest rates were likely to fall more quickly than earlier anticipated and as global macroeconomic data showed encouraging signs, despite China’s market being weighed down by economic slowdown, weak consumption and a troubled real estate sector.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Emerging Markets Equity Index (Index) constituents in the industrials, financials and materials sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index (EM Index).

  Index constituents in South Korea, China and India contributed most positively.

  Underweight positions in Chinese health care company WuXi Biologics, South Korean chemicals company LG Chem and Chinese car company NIO contributed most positively (0.00%1, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, consumer staples and communication services sectors detracted most from the Index’s results relative to the EM Index.

  Index constituents in Taiwan, Indonesia and Malaysia detracted most.

  Underweight positions in Taiwanese semiconductor company Taiwan Semiconductor Manufacturing, Taiwanese electronics contract manufacturer Hon Hai Precision Industry and Indian telecommunication services company Bharti Airtel detracted most (8.82%, 0.66% and 0.30% of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the reporting period.

Top Contributors

  Value

  Low Volatility

  Momentum

Top Detractors

  Quality

The above represents underlying factors.

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index
9/25/15	$10,000	$10,000	$10,000
8/16	$11,329	$11,377	$11,575
8/17	$13,877	$13,966	$14,414
8/18	$13,838	$14,004	$14,316
8/19	$13,394	$13,528	$13,692
8/20	$14,677	$14,837	$15,676
8/21	$17,684	$17,976	$18,987
8/22	$13,799	$14,050	$14,848
8/23	$14,282	$14,599	$15,033
8/24	$16,304	$16,945	$17,299

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 25, 2015)	14.16%	4.01%	5.62%
Shares based on Market Price (Commenced September 25, 2015)	14.28%	3.92%	5.58%
Goldman Sachs ActiveBeta® Emerging Markets Equity Index	16.07%	4.60%	6.08%
MSCI Emerging Markets Index	15.07%	4.78%	6.32%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI Emerging Markets Index.

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$943,000,894
# of Portfolio Holdings	808
Portfolio Turnover Rate	28%
Total Net Advisory Fees Paid	$3,762,794

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	24.0%
Financials	23.5%
Consumer Discretionary	12.0%
Communication Services	8.6%
Consumer Staples	6.7%
Materials	6.3%
Industrials	6.0%
Energy	4.6%
Health Care	4.1%
Other Sectors	7.7%

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

GEM

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI EM Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Emerging Markets Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-activebeta-emerging-markets-equity-etf.html for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

381430206-AR-0824  GEM

Annual Shareholder Report

August 31, 2024

Goldman Sachs ActiveBeta® Europe Equity ETF

NYSE Arca, Inc.: GSEU

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Europe Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEU	$27	0.25%

How did the Fund perform and what affected its performance?

The European equity markets experienced volatility driven largely by prolonged higher interest rates and concerns around a weakening economy in the region but performed strongly overall, supported by persistent yet falling inflation that, in turn, fueled expectations of interest rate cuts by the European Central Bank and Bank of England. For the reporting period overall, the U.K. equity market outperformed the equity markets of continental Europe, though both the MSCI Europe ex UK Index and MSCI UK Index generated double-digit positive returns.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Europe Equity Index (Index) constituents in communication services and financials were the only two sectors to contribute positively to the Index’s results relative to the MSCI Europe Index (Europe Index).

  Index constituents in Finland, Belgium and Denmark contributed most positively.

  An underweight position in Swiss food and drink company Nestle and overweight positions in Italian aerospace and defense company Leonardo and U.K. financial services company Hargreaves Lansdown contributed most positively (2.00%, 0.35% and 0.45% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the consumer discretionary, materials and health care sectors detracted most from the Index’s results relative to the Europe Index.

  Index constituents in Germany, the Netherlands and the U.K. detracted most.

  Overweight positions in U.K. luxury fashion house Burberry Group, German meal-kit company HelloFresh and German airline Deutsche Lufthansa detracted most (0.20%, 0.00%1 and 0.40% of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the reporting period.

Top Contributors

  Momentum

Top Detractors

  Value

  Quality

  Low Volatility

The above represents underlying factors.

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® Europe Equity Index	MSCI Europe Index
3/2/16	$10,000	$10,000	$10,000
8/16	$10,623	$10,618	$10,615
8/17	$12,690	$12,710	$12,677
8/18	$13,249	$13,268	$13,010
8/19	$12,831	$12,838	$12,615
8/20	$13,692	$13,706	$13,300
8/21	$17,862	$17,937	$17,182
8/22	$13,430	$13,522	$13,475
8/23	$16,707	$16,710	$16,509
8/24	$19,753	$19,773	$19,776

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	18.23%	9.00%	8.33%
Shares based on Market Price (Commenced March 2, 2016)	18.80%	9.04%	8.37%
Goldman Sachs ActiveBeta® Europe Equity Index	18.33%	9.01%	8.34%
MSCI Europe Index	19.79%	9.40%	8.34%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI Europe Index.

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$42,043,325
# of Portfolio Holdings	356
Portfolio Turnover Rate	28%
Total Net Advisory Fees Paid	$23,011

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.0%
Industrials	18.0%
Health Care	17.3%
Consumer Discretionary	10.5%
Consumer Staples	9.3%
Information Technology	7.8%
Energy	4.6%
Materials	4.5%
Communication Services	3.5%
Other Sectors	3.6%

Goldman Sachs ActiveBeta® Europe Equity ETF

GSEU

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI Europe Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Europe Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-activebeta-europe-equity-etf.html for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Europe Equity ETF

381430305-AR-0824  GSEU

Annual Shareholder Report

August 31, 2024

Goldman Sachs ActiveBeta® International Equity ETF

NYSE Arca, Inc.: GSIE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® International Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSIE	$27	0.25%

How did the Fund perform and what affected its performance?

The broad international equity market experienced volatility driven by prolonged higher interest rates, persistent inflation and heightened geopolitical concerns but performed strongly overall as gradually waning inflation levels globally indicated a peaking of central bank tightening cycles and fueled expectations for potential interest rate cuts. Further boosting investor sentiment was generally positive economic data and favorable corporate earnings reports.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® International Equity Index (Index) constituents in information technology and industrials were the only two sectors to contribute positively to the Index’s results relative to the MSCI World ex USA Index (World ex USA Index).

  Index constituents in Hong Kong, Canada and Israel contributed most positively.

  Underweight positions in Hong Kong-based insurance company AIA Group and Swiss food and drink company Nestle and an overweight position in Israel-based pharmaceuticals company Teva Pharmaceutical Industries contributed most positively (0.08%, 1.08% and 0.32% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the materials, consumer staples and communication services sectors detracted most from the Index’s results relative to the World ex USA Index.

  Index constituents in Japan, France, Germany and the Netherlands detracted most.

  Overweight positions in U.K. luxury fashion house Burberry Group, German meal-kit company HelloFresh and French biopharmaceutical company Ipsen detracted most (0.12%, 0.00%1 and 0.33% of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the reporting period.

Top Contributors

  Momentum

Top Detractors

  Quality

  Value

  Low Volatility

The above represents underlying factors.

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® International Equity Index	MSCI World ex USA Index
11/6/15	$10,000	$10,000	$10,000
8/16	$10,090	$10,095	$9,999
8/17	$11,872	$11,899	$11,713
8/18	$12,620	$12,656	$12,241
8/19	$12,230	$12,260	$11,886
8/20	$12,960	$13,006	$12,594
8/21	$16,475	$16,552	$15,941
8/22	$13,150	$13,223	$12,982
8/23	$15,307	$15,390	$15,118
8/24	$18,129	$18,233	$18,058

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced November 6, 2015)	18.44%	8.18%	6.97%
Shares based on Market Price (Commenced November 6, 2015)	18.26%	8.13%	6.95%
Goldman Sachs ActiveBeta® International Equity Index	18.47%	8.26%	7.04%
MSCI World ex USA Index	19.45%	8.71%	6.92%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World ex USA Index.

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$3,786,535,820
# of Portfolio Holdings	684
Portfolio Turnover Rate	28%
Total Net Advisory Fees Paid	$8,560,441

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	23.2%
Industrials	17.3%
Health Care	12.5%
Consumer Discretionary	11.0%
Information Technology	9.3%
Consumer Staples	8.6%
Materials	5.5%
Energy	5.0%
Communication Services	3.7%
Other Sectors	3.8%

Goldman Sachs ActiveBeta® International Equity ETF

GSIE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI World ex US Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® International Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-activebeta-international-equity-etf.html for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® International Equity ETF

381430107-AR-0824  GSIE

Annual Shareholder Report

August 31, 2024

Goldman Sachs ActiveBeta® Japan Equity ETF

NYSE Arca, Inc.: GSJY

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® Japan Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSJY	$27	0.25%

How did the Fund perform and what affected its performance?

The Japanese equity market experienced volatility largely due to fluctuating strength in the yen but performed strongly overall, propelled by expectations of interest rate cuts in the U.S., improved domestic business sentiment, foreign investor inflows, reflation, investor optimism around corporate governance reforms, the launch of the Nippon Individual Savings Account, and the Bank of Japan’s decision to end its long-standing negative rate policy.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® Japan Equity Index (Index) constituents in the industrials, energy and utilities sectors contributed most positively to the Index’s results relative to the MSCI Japan Index (Japan Index).

  Underweight positions in air conditioning equipment manufacturer Daikin Industries, electric motor manufacturer Nidec and leisure and tourism company Oriental Land contributed most positively (0.51%, 0.11% and 0.37% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the health care, financials and consumer staples sectors detracted most from the Index’s results relative to the Japan Index.

  An overweight position in auto manufacturer Mazda Motor and underweight positions in integrated human resource services provider Recruit Holdings and heavy machinery maker Mitsubishi Heavy Industries detracted most (0.72%, 1.77% and 0.92% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Momentum

Top Detractors

  Low Volatility

  Value

  Quality

The above represents underlying factors.

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® Japan Equity Index	MSCI Japan Index
3/2/16	$10,000	$10,000	$10,000
8/16	$10,717	$10,699	$10,958
8/17	$12,297	$12,275	$12,458
8/18	$13,455	$13,410	$13,586
8/19	$12,874	$12,765	$12,823
8/20	$14,054	$13,935	$14,126
8/21	$16,587	$16,426	$16,946
8/22	$13,475	$13,322	$13,733
8/23	$15,589	$15,413	$15,834
8/24	$18,441	$18,228	$18,952

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	18.29%	7.45%	7.46%
Shares based on Market Price (Commenced March 2, 2016)	18.78%	7.59%	7.52%
Goldman Sachs ActiveBeta® Japan Equity Index	18.26%	7.37%	7.31%
MSCI Japan Index	19.69%	8.12%	7.80%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI Japan Index.

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$23,761,814
# of Portfolio Holdings	189
Portfolio Turnover Rate	25%
Total Net Advisory Fees Paid	$28,254

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	20.6%
Consumer Discretionary	17.7%
Financials	16.6%
Information Technology	15.7%
Health Care	7.5%
Consumer Staples	5.3%
Materials	5.1%
Communication Services	4.8%
Energy	2.7%
Other Sectors	4.2%

Goldman Sachs ActiveBeta® Japan Equity ETF

GSJY

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

MSCI Japan Index was used by Goldman as the reference universe for selection of companies included in Goldman Sachs ActiveBeta® Japan Equity Index ("Index"). MSCI does not in any way sponsor, support, promote or endorse the Index and/or the ETF. MSCI has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-activebeta-japan-equity-etf.html for the full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® Japan Equity ETF

381430404-AR-0824  GSJY

Annual Shareholder Report

August 31, 2024

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

NYSE Arca, Inc.: GSLC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSLC	$10	0.09%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (Index) constituents in the consumer discretionary, industrials and energy sectors contributed most positively to the Index’s results relative to the S&P 500 Index..

  Underweight positions in electric vehicle maker Tesla and semiconductor company Intel and an overweight position in diversified information technology company Super Micro Computer contributed most positively (0.56%, 0.07% and 0.06% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, communication services and consumer staples sectors detracted most from the Index’s results relative to the S&P 500 Index.

  Underweight positions in semiconductor companies NVIDIA and Broadcom and an overweight position in media and entertainment company Warner Bros. Discovery detracted most (5.44%, 1.14% and 0.24% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Momentum

Top Detractors

  Low Volatility

  Quality

  Value

The above represents underlying factors.

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	S&P 500® Index
9/17/15	$10,000	$10,000	$10,000
8/16	$10,897	$10,907	$11,140
8/17	$12,439	$12,467	$12,948
8/18	$15,132	$15,183	$15,494
8/19	$15,498	$15,564	$15,946
8/20	$18,888	$18,992	$19,445
8/21	$24,594	$24,752	$25,505
8/22	$21,470	$21,623	$22,641
8/23	$24,654	$24,854	$26,250
8/24	$31,306	$31,589	$33,374

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 17, 2015)	26.98%	15.08%	13.58%
Shares based on Market Price (Commenced September 17, 2015)	26.97%	15.09%	13.58%
Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	27.10%	15.19%	13.69%
S&P 500® Index	27.14%	15.90%	14.39%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$12,721,167,109
# of Portfolio Holdings	430
Portfolio Turnover Rate	17%
Total Net Advisory Fees Paid	$10,463,762

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	32.1%
Financials	13.1%
Health Care	11.2%
Consumer Discretionary	10.6%
Industrials	9.1%
Communication Services	8.9%
Consumer Staples	6.7%
Energy	3.0%
Materials	2.2%
Other Sectors	3.0%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

GSLC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

381430503-AR-0824  GSLC

Annual Shareholder Report

August 31, 2024

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

NYSE Arca, Inc.: GSSC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSSC	$22	0.20%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (Index) constituents in the industrials, financials and consumer discretionary sectors contributed most positively to the Index’s results relative to the Russell 2000® Index (Russell Index).

  An underweight position in lithium chemicals producer Arcadium Lithium and overweight positions in precision medicine company CareDx and electrical systems developer and installer IES Holdings contributed most positively (0.04%, 0.27% and 0.27% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, communication services and health care sectors detracted most from the Index’s results relative to the Russell Index.

  Underweight positions in enterprise analytics software provider MicroStrategy, online used car retailer Carvana and biopharmaceutical company Insmed detracted most (0.00%1, 0.00%1 and 0.13% of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the reporting period.

Top Contributors

  Momentum

  Low Volatility

Top Detractors

  Quality

  Value

The above represents underlying factors.

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index	Russell 3000® Index
6/28/17	$10,000	$10,000	$10,000	$10,000
8/17	$9,824	$9,832	$9,878	$10,138
8/18	$12,406	$12,450	$12,392	$12,191
8/19	$10,882	$10,910	$10,795	$12,351
8/20	$11,224	$11,260	$11,444	$14,999
8/21	$16,887	$16,995	$16,833	$19,954
8/22	$14,700	$14,825	$13,823	$17,304
8/23	$15,721	$15,898	$14,466	$19,858
8/24	$18,708	$18,951	$17,137	$25,049

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 28, 2017)	19.00%	11.43%	9.11%
Shares based on Market Price (Commenced June 28, 2017)	19.08%	11.44%	9.11%
Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	19.20%	11.66%	9.31%
Russell 2000® Index	18.47%	9.67%	7.79%
Russell 3000® Index	26.14%	15.17%	13.64%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Russell 3000® Index.

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$514,863,148
# of Portfolio Holdings	1,365
Portfolio Turnover Rate	24%
Total Net Advisory Fees Paid	$939,972

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	19.5%
Industrials	17.7%
Health Care	16.3%
Information Technology	12.7%
Consumer Discretionary	11.6%
Real Estate	5.2%
Energy	4.9%
Materials	4.3%
Consumer Staples	3.4%
Other Sectors	4.5%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

GSSC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Russell 2000 Index was used by Goldman as the starting universe for selection of companies included in Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index ("Index"). Russell does not in any way sponsor, support, promote or endorse the Index and/or the ETF. Russell has no liability for any direct, indirect, special, incidental, punitive, consequential or any other damages in connection with the Index and/or the ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-activebeta-u-s--small-cap-equity-etf.html for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

381430602-AR-0824  GSSC

Annual Shareholder Report

August 31, 2024

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

Cboe BZX Exchange, Inc.: GLOV

Fund Overview

This annual shareholder report contains important information about Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GLOV	$28	0.25%

How did the Fund perform and what affected its performance?

The broad global equity market experienced volatility driven by prolonged higher interest rates, persistent inflation and heightened geopolitical concerns but performed strongly overall as gradually waning inflation levels globally indicated a peaking of central bank tightening cycles and fueled expectations for potential interest rate cuts in several developed markets, with the exception of Japan. Further boosting investor sentiment was generally positive economic data and favorable corporate earnings reports.

Top Contributors to Performance:

  Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index (Index) constituents in the consumer discretionary, energy and consumer staples sectors contributed most positively to the Index’s results relative to the Solactive GBS Developed Markets Large & Mid Cap Index (Solactive Index).

  Index constituents in Germany, the U.K. and Canada contributed most positively.

  An underweight position in U.S. electric vehicle maker Tesla and overweight positions in U.S. personal computers manufacturer Dell Technologies and U.S. data communications and telecommunications equipment provider Motorola Solutions contributed most positively (0.00%1, 0.57% and 0.95% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the information technology, health care and communication services sectors detracted most from the Index’s results relative to the Solactive Index.

  Index constituents in the U.S., Ireland and Denmark detracted most.

  Underweight positions in U.S. semiconductor company NVIDIA and U.S. social media giant Meta Platforms and an overweight position in U.S. domain name registry services and Internet infrastructure and security services provider VeriSign detracted most (1.61%, 0.78% and 0.43% of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the reporting period.

Top Contributors

  Momentum

  Quality

Top Detractors

  Low Volatility

  Value

The above represents underlying factors.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

GLOV

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index	Solactive GBS Developed Markets Large & Mid Cap	MSCI ACWI Index
3/15/22	$10,000	$10,000	$10,000	$10,000
8/22	$9,435	$9,421	$9,246	$9,314
8/23	$10,487	$10,450	$10,697	$10,613
8/24	$13,027	$12,954	$13,316	$13,101

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced March 15, 2022)	24.22%	11.32%
Shares based on Market Price (Commenced March 15, 2022)	24.08%	11.31%
Goldman Sachs ActiveBeta® World Low Vol Plus Equity Index	23.96%	11.06%
Solactive GBS Developed Markets Large & Mid Cap	24.49%	12.32%
MSCI ACWI Index	23.44%	11.58%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI ACWI Index.

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

GLOV

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$1,000,825,524
# of Portfolio Holdings	411
Portfolio Turnover Rate	25%
Total Net Advisory Fees Paid	$2,026,101

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	22.1%
Financials	19.3%
Industrials	13.3%
Health Care	12.1%
Consumer Staples	11.5%
Consumer Discretionary	9.5%
Communication Services	7.9%
Materials	1.4%
Energy	1.1%
Other Sectors	1.5%

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

GLOV

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG. Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive Index and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index and the Index are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Solactive Index and/or the Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither the publication of the Solactive Index or the Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

38149W739-AR-0824  GLOV

Annual Shareholder Report

August 31, 2024

Goldman Sachs Bloomberg Clean Energy Equity ETF

Cboe BZX Exchange, Inc.: GCLN

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Bloomberg Clean Energy Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GCLN	$46	0.45%

How did the Fund perform and what affected its performance?

Performance of clean energy-related equities was positive but challenged, having experienced an outsized valuation correction despite growing EBITDA, robust government and corporate support for cleaner energy and meaningfully more power demand amid the rise of artificial intelligence/data centers and reshoring trends. Toward the end of the reporting period, clean energy infrastructure stock performance improved on the back of a strong earnings cycle coupled with increased clarity on when the U.S. Federal Reserve might start cutting interest rates.

Top Contributors to Performance:

  Positions in U.S.-based electric vehicle maker Tesla, Spain-based electric utility Iberdrola and U.S.-based electric power and energy infrastructure company NextEra Energy contributed most positively to the Bloomberg Goldman Sachs Global Clean Energy Index’s (Index) returns during the reporting period (5.08%, 4.97% and 5.06% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Positions in Thailand-based biodiesel products producer Energy Absolute, Malaysia-based electric utility Tenaga Nasional and India-based power transmission company Power Grip Corp. of India detracted most from the Index’s results during the reporting period (0.13%, 0.00%1 and 0.15% of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the reporting period as they did not meet the Fund’s investment criteria.

Top Contributors

  Utilities

  Industrials

  Information Technology

Top Detractors

  Consumer Staples

  Financials

  Materials

The above represents sectors.

Goldman Sachs Bloomberg Clean Energy Equity ETF

GCLN

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Goldman Sachs Global Clean Energy Index (TR, Unhedged, USD)	S&P 500® Index
2/8/22	$10,000	$10,000	$10,000
8/22	$10,045	$10,140	$8,829
8/23	$9,030	$9,172	$10,236
8/24	$9,462	$9,702	$13,014

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced February 8, 2022)	4.79%	-2.14%
Shares based on Market Price (Commenced February 8, 2022)	4.19%	-2.16%
Bloomberg Goldman Sachs Global Clean Energy Index (TR, Unhedged, USD)	5.78%	-1.17%
S&P 500® Index	27.14%	10.83%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Bloomberg Clean Energy Equity ETF

GCLN

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$12,579,998
# of Portfolio Holdings	202
Portfolio Turnover Rate	52%
Total Net Advisory Fees Paid	$32,318

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Utilities	65.1%
Industrials	15.4%
Consumer Discretionary	9.5%
Information Technology	7.7%
Materials	1.1%
Energy	0.6%
Investment Company	0.4%
Financials	0.2%
Consumer Staples	0.0%

Goldman Sachs Bloomberg Clean Energy Equity ETF

GCLN

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

“Bloomberg®” and the Bloomberg Goldman Sachs Global Clean Energy Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Goldman Sachs. “Goldman Sachs®” is a trademark of Goldman Sachs and has been licensed by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman Sachs, and Bloomberg does not approve, endorse, review, or recommend Goldman Sachs Bloomberg Clean Energy ETF (the “ETF”). Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Bloomberg Clean Energy Equity ETF

38149W754-AR-0824  GCLN

Annual Shareholder Report

August 31, 2024

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Cboe BZX Exchange, Inc.: GSEW

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEW	$10	0.09%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Relative to the S&P 500® Index, positions in information technology company Super Micro Computer, electric vehicle maker Tesla and cybersecurity company CrowdStrike Holdings contributed most positively to the Solactive US Large Cap Equal Weight Index’s (GTR) (Index) results during the reporting period (0.16%, 0.21% and 0.23% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Relative to the S&P 500® Index, positions in information technology companies NVIDIA, Microsoft and Apple detracted most from the Index’s results during the reporting period (0.22%, 0.20% and 0.20% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Consumer Discretionary

  Financials

  Industrials

Top Detractors

  Information Technology

  Consumer Staples

  Health Care

The above represents sectors.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive US Large Cap Equal Weight Index (GTR)	S&P 500® Index
9/12/17	$10,000	$10,000	$10,000
8/18	$11,560	$11,577	$11,842
8/19	$11,747	$11,783	$12,188
8/20	$13,170	$13,239	$14,862
8/21	$18,380	$18,499	$19,494
8/22	$15,718	$15,841	$17,305
8/23	$17,067	$17,227	$20,063
8/24	$20,981	$21,195	$25,509

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced September 12, 2017)	22.93%	12.28%	11.21%
Shares based on Market Price (Commenced September 12, 2017)	22.92%	12.27%	11.20%
Solactive US Large Cap Equal Weight Index (GTR)	23.03%	12.44%	11.37%
S&P 500® Index	27.14%	15.90%	14.37%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$817,695,956
# of Portfolio Holdings	495
Portfolio Turnover Rate	39%
Total Net Advisory Fees Paid	$513,340

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	16.6%
Industrials	16.4%
Financials	15.0%
Health Care	11.8%
Consumer Discretionary	8.4%
Consumer Staples	6.7%
Utilities	5.7%
Real Estate	5.4%
Materials	5.2%
Other Sectors	8.7%

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

GSEW

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds/detail/PV102787/381430438/goldman-sachs-equal-weight-u-s-large-cap-equity-etf for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

381430438-AR-0824  GSEW

Annual Shareholder Report

August 31, 2024

Goldman Sachs Hedge Industry VIP ETF

NYSE Arca, Inc.: GVIP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Hedge Industry VIP ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GVIP	$52	0.45%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Relative to the S&P 500® Index, positions in health care company Tenet Healthcare, digital infrastructure manufacturer Vertiv Holdings and domain registration and web hosting company Go Daddy contributed most positively to the Goldman Sachs Hedge Fund VIP IndexTM’s (Index) results during the reporting period (2.07%, 0.00%1 and 0.00% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Relative to the S&P 500® Index, positions in information technology companies NVIDIA, Microsoft and Apple detracted most from the Index’s results during the reporting period (1.94%, 1.92% and 1.98% of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the reporting period as they did not meet the Fund’s investment criteria.

Top Contributors

  Health Care

  Industrials

  Communication Services

Top Detractors

  Energy

  Consumer Discretionary

  Information Technology

The above represents sectors.

Goldman Sachs Hedge Industry VIP ETF

GVIP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Goldman Sachs Hedge Fund VIP Index™ TR	S&P 500® Index
11/1/16	$10,000	$10,000	$10,000
8/17	$12,661	$12,714	$11,918
8/18	$14,594	$14,725	$14,261
8/19	$14,450	$14,597	$14,678
8/20	$20,259	$20,639	$17,898
8/21	$26,336	$26,961	$23,476
8/22	$19,239	$19,781	$20,840
8/23	$22,682	$23,425	$24,162
8/24	$29,893	$30,869	$30,720

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced November 1, 2016)	31.79%	15.63%	14.99%
Shares based on Market Price (Commenced November 1, 2016)	31.52%	15.53%	14.97%
Goldman Sachs Hedge Fund VIP Index™ TR	31.78%	16.14%	15.46%
S&P 500® Index	27.14%	15.90%	15.39%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Hedge Industry VIP ETF

GVIP

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$287,583,542
# of Portfolio Holdings	52
Portfolio Turnover Rate	144%
Total Net Advisory Fees Paid	$816,360

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	24.0%
Financials	18.3%
Communication Services	13.7%
Industrials	12.3%
Health Care	11.9%
Consumer Discretionary	10.2%
Energy	3.9%
Materials	3.8%
Consumer Staples	1.9%
Other Sectors	0.1%

Goldman Sachs Hedge Industry VIP ETF

GVIP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

 The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Hedge Industry VIP ETF

381430545-AR-0824  GVIP

Annual Shareholder Report

August 31, 2024

Goldman Sachs Innovate Equity ETF

NYSE Arca, Inc.: GINN

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Innovate Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GINN	$55	0.50%

How did the Fund perform and what affected its performance?

Global equities broadly experienced volatility driven by prolonged higher interest rates, persistent inflation and geopolitical concerns, but performed strongly overall as waning inflation levels globally suggested the peaking of central bank tightening cycles and potential interest rate cuts in several developed markets. Further boosting investor sentiment was generally positive economic data, favorable corporate earnings reports and a strong rally, especially among technology stocks, fueled by continued enthusiasm around artificial intelligence (AI).

Top Contributors to Performance:

  All five Key Themes–Data-Driven World, Finance Reimagined, Human Evolution, Manufacturing Revolution Theme and New Age Consumer–added to the Solactive Innovative Global Equity Index’s (Index) performance.

  The Finance Reimagined Key Theme contributed most positively to Index performance, led by mega-cap technology companies driving the digitization of finance.

  The Index benefited most from investments in Sea, a Singapore-based technology conglomerate; Taiwan Semiconductor Manufacturing, a Taiwan-based semiconductor company; and MicroStrategy, a U.S.-based AI-powered enterprise analytics software and services provider (0.69%, 0.67% and 0.16% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Positions in China-based Internet services and search company Baidu, U.S. semiconductor company Intel and Chinese e-commerce platform Alibaba (0.46%, 0.80% and 0.93% of Fund net assets as of August 31, 2024, respectively) detracted from the Index’s returns.

Top Contributors

  Digitization of Finance

  Digital Enterprise

  Life Extension and Precision Medicine

  Robotics

  Online Gaming

Top Detractors

  Asset Management Makeover

  Internet of Things

  Genomics

  3D Printing

  Health and Wellness

The above represents sub-themes.

Goldman Sachs Innovate Equity ETF

GINN

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive Innovative Global Equity Index (Net total Return, Unhedged, USD)	MSCI ACWI Index
11/6/20	$10,000	$10,000	$10,000
8/21	$12,680	$12,738	$12,662
8/22	$8,832	$8,864	$10,651
8/23	$10,013	$10,048	$12,137
8/24	$12,102	$12,172	$14,982

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 6, 2020)	20.86%	5.13%
Shares based on Market Price (Commenced November 6, 2020)	20.88%	5.13%
Solactive Innovative Global Equity Index (Net total Return, Unhedged, USD)	21.14%	5.29%
MSCI ACWI Index	23.44%	11.18%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI ACWI Index.

Goldman Sachs Innovate Equity ETF

GINN

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$351,841,378
# of Portfolio Holdings	475
Portfolio Turnover Rate	33%
Total Net Advisory Fees Paid	$1,690,643

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	26.8%
Health Care	20.9%
Consumer Discretionary	14.8%
Financials	14.4%
Communication Services	10.9%
Industrials	8.3%
Utilities	1.4%
Energy	0.9%
Consumer Staples	0.9%
Other Sectors	0.7%

Goldman Sachs Innovate Equity ETF

GINN

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds/detail/PV103686/38149W820/goldman-sachs-innovate-equity-etf for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Innovate Equity ETF

38149W820-AR-0824  GINN

Annual Shareholder Report

August 31, 2024

Goldman Sachs JUST U.S. Large Cap Equity ETF

NYSE Arca, Inc.: JUST

Fund Overview

This annual shareholder report contains important information about Goldman Sachs JUST U.S. Large Cap Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
JUST	$23	0.20%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Relative to the Russell 1000® Index, positions in information technology company NVIDIA, e-commerce retailing giant Amazon.com and software behemoth Microsoft contributed most positively to the JUST US Large Cap Diversified Index’s (Index) results during the reporting period (6.47%, 4.61% and 7.07% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Relative to the Russell 1000® Index, positions in social media company Meta Platforms, financial services and diversified holding company Berkshire Hathaway and entertainment services provider Netflix detracted most from the Index’s results during the reporting period (0.00%1, 0.00%1 and 0.00%1 of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the reporting period as they did not meet the Fund’s investment criteria.

Top Contributors

  Consumer Discretionary

  Information Technology

  Health Care

Top Detractors

  Communication Services

  Real Estate

  Industrials

The above represents sectors.

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	JUST U.S. Large Cap Diversified Index	Russell 1000® Index
6/7/18	$10,000	$10,000	$10,000
8/18	$10,511	$10,517	$10,511
8/19	$10,728	$10,750	$10,773
8/20	$13,233	$13,309	$13,197
8/21	$17,284	$17,422	$17,452
8/22	$15,119	$15,267	$15,191
8/23	$17,386	$17,587	$17,530
8/24	$22,128	$22,434	$22,193

Average Annual Total Returns (%)

	1 Year	5 Years	Since Inception
Shares based on NAV (Commenced June 7, 2018)	27.27%	15.56%	13.57%
Shares based on Market Price (Commenced June 7, 2018)	27.20%	15.55%	13.57%
JUST U.S. Large Cap Diversified Index	27.56%	15.83%	13.82%
Russell 1000® Index	26.60%	15.53%	13.62%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Russell 1000® Index.

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$360,914,669
# of Portfolio Holdings	459
Portfolio Turnover Rate	9%
Total Net Advisory Fees Paid	$616,723

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	31.7%
Financials	13.9%
Health Care	12.4%
Consumer Discretionary	9.6%
Industrials	8.7%
Communication Services	6.4%
Consumer Staples	6.3%
Energy	3.5%
Real Estate	2.5%
Other Sectors	4.9%

Goldman Sachs JUST U.S. Large Cap Equity ETF

JUST

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

"JUST" is a trademark of Just Capital Foundation ("JCF") and has been licensed for use in connection with The Goldman Sachs JUST U.S. Large Cap Equity ETF. JCF and its affiliates do not recommend the purchase, sale or holding of any security based on the ETF and expressly disclaims all representation, warranties and liabilities in connection with the ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-just-u-s--large-cap-equity-etf.html for the full disclaimer.

Russell acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index ("Index") and does not sponsor, support, promote or endorse the Index or the ETF. Russell shall have no liability in connection with the Index and/or the ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-just-u-s--large-cap-equity-etf.html for the full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs JUST U.S. Large Cap Equity ETF

381430396-AR-0824  JUST

Annual Shareholder Report

August 31, 2024

Goldman Sachs Small Cap Core Equity ETF

NYSE Arca, Inc.: GSC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Small Cap Core Equity ETF (the "Fund") for the period of October 3, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSC	$80	0.75%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Stock selection overall contributed most positively to the Fund’s relative results.

  Relative to the Russell 2000® Index, an overweight in restaurant chain operator CAVA Group contributed positively on the back of better than consensus expected traffic and rapid new unit growth. The company also raised its guidance across all metrics, driving its stock price higher.

  An overweight in restaurant operator Wingstop added to results, as the company experienced record levels of interest in its franchisee pipeline and witnessed robust transaction growth. We sold the position.

  An overweight in engineered products and technologies supplier SPX Technologies proved beneficial. The company benefited from margin accretive acquisitions and strength across its cooling segment.

  These two positions accounted for 1.19% and 2.15% of Fund net assets as of August 31, 2024, respectively.

Top Detractors from Performance:

  Sector allocation decisions as a whole dampened relative results, albeit modestly.

  Relative to the Russell 2000® Index, an overweight to Axcelis Technologies, a component producer for the semiconductor industry, detracted, as short-term demand weakness in the electric vehicle market caused its stock to sell off.

  An overweight in semiconductor company Allegro MicroSystems hurt, as its stock fell sharply following a primary offering to repurchase shares from a large shareholder.

  An overweight to offshore drilling contractor Noble detracted, as the company announced its acquisition of an offshore drilling competitor funded by a stock plus cash transaction.

  These three positions accounted for 1.39%, 0.74% and 0.76% of Fund net assets as of August 31, 2024, respectively.

Top Contributors

  Consumer Discretionary

  Industrials

  Financials

Top Detractors

  Information Technology

  Health Care

  Consumer Staples

The above represents sectors.

Goldman Sachs Small Cap Core Equity ETF

GSC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Russell 2000 (Total Return, Unhedged, USD)	Russell 3000® Index
10/3/23	$10,000	$10,000	$10,000
8/24	$13,405	$13,009	$13,463

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced October 3, 2023)	34.05%
Shares based on Market Price (Commenced October 3, 2023)	34.03%
Russell 2000 (Total Return, Unhedged, USD)	30.09%
Russell 3000® Index	34.63%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Russell 3000® Index.

Goldman Sachs Small Cap Core Equity ETF

GSC

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$77,658,585
# of Portfolio Holdings	100
Portfolio Turnover Rate	41%
Total Net Advisory Fees Paid	$177,254

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2024 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective February 22, 2024, the Fund changed its principal investment strategy to raise the upper limit of the small market capitalization range in which it invests at least 80% of its net assets (from $8 billion to $16 billion).

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	18.8%
Financials	17.0%
Information Technology	16.6%
Health Care	16.3%
Consumer Discretionary	11.0%
Materials	7.4%
Energy	5.5%
Real Estate	2.8%
Investment Company	1.7%
Other Sectors	2.8%

Goldman Sachs Small Cap Core Equity ETF

GSC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” “Russell®”, “FTSE Russell®”, is/are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Small Cap Core Equity ETF

38149W614-AR-0824  GSC

Annual Shareholder Report

August 31, 2024

Goldman Sachs North American Pipelines & Power Equity ETF

Cboe BZX Exchange, Inc.: GPOW

Fund Overview

This annual shareholder report contains important information about Goldman Sachs North American Pipelines & Power Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GPOW	$62	0.55%

How did the Fund perform and what affected its performance?

North American midstream equities performed well, underpinned by a supportive production backdrop and an ongoing focus from company management teams on maximizing returns on invested capital and shareholder returns. Within the sector, performance was mixed. For example, during the first quarter of 2024, Master Limited Partnerships (MLPs) strongly outperformed energy infrastructure common stocks. However, that reversed in July and August 2024 when energy infrastructure common stocks materially outperformed MLPs.

Top Contributors to Performance:

  Positions in U.S.-based midstream energy services provider Targa Resources, U.S.-based pipelines and storage terminals operator Magellan Midstream Partners, L.P. and U.S.-based renewable power assets developer Brookfield Renewable Partners LP contributed most positively to the Solactive Energy Infrastructure Enhance Index’s (Index) returns during the reporting period (7.92%, 0.00%1 and 1.04% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Positions in U.S.-based integrated gas-to-power energy infrastructure company New Fortress Energy, U.S.-based diversified power generation and utility company AES and U.S.-based midstream assets operator and developer Equitrans Midstream detracted most from the Index’s results during the reporting period (0.30%, 1.21% and 0.00%1 of Fund net assets as of August 31, 2024, respectively).

1Some weights are 0.00% at August 31, 2024 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the reporting period as they did not meet the Fund’s investment criteria.

Top Contributors

  Energy

Top Detractors

  Utilities

The above represents sectors.

Goldman Sachs North American Pipelines & Power Equity ETF

GPOW

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive Energy Infrastructure Enhanced Index (Net Total Return, Unhedged, USD)	S&P 500® Index
7/11/23	$10,000	$10,000	$10,000
8/23	$10,116	$10,098	$10,178
8/24	$12,690	$12,603	$12,940

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 11, 2023)	25.44%	23.18%
Shares based on Market Price (Commenced July 11, 2023)	25.33%	23.17%
Solactive Energy Infrastructure Enhanced Index (Net Total Return, Unhedged, USD)	24.81%	22.45%
S&P 500® Index	27.14%	25.30%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs North American Pipelines & Power Equity ETF

GPOW

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$7,424,316
# of Portfolio Holdings	49
Portfolio Turnover Rate	74%
Total Net Advisory Fees Paid	$35,334

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Energy	84.0%
Utilities	15.9%
Investment Company	0.0%

Goldman Sachs North American Pipelines & Power Equity ETF

GPOW

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds/detail/PV103620/38149W648/goldman-sachs-north-american-pipelines-power-equity-etf for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs North American Pipelines & Power Equity ETF

38149W648-AR-0824  GPOW

Annual Shareholder Report

August 31, 2024

Goldman Sachs Future Consumer Equity ETF

NYSE Arca, Inc.: GBUY

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Consumer Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GBUY	$84	0.75%

How did the Fund perform and what affected its performance?

Global equities broadly experienced volatility driven by prolonged higher interest rates, persistent inflation and geopolitical concerns but performed strongly overall as waning inflation globally suggested the peaking of central bank tightening cycles and potential interest rate cuts. Growth-oriented equities generally lagged other market segments, as interest rates remained elevated. Consumer-related sectors performed well but were under pressure, as price stresses led consumers to become more careful and measured in their spending.

Top Contributors to Performance:

  On an absolute basis, both the digital enablers and digital services sub-themes within the Tech-Enabled Consumption Key Theme led the Fund’s returns amid growing investor interest in artificial intelligence (AI).

  Relative to the MSCI All Country World Index Growth Index, overweights in U.S. social media giant Meta, Taiwanese semiconductor company Taiwan Semiconductor Manufacturing and U.S. technology company Apple bolstered the Fund’s performance (4.08%, 4.13% and 9.43% of Fund net assets as of August 31, 2024, respectively).

  In sector terms, the Fund benefited from its positioning in communication services and information technology, both of which performed strongly on the back of excitement around AI and as consumers sought to maximize value in making purchases.

  As for countries, exposure to the U.S. and Taiwan added to the Fund’s relative returns.

Top Detractors from Performance:

  Global equity performance was concentrated in a small number of stocks, especially technology stocks, which weighed on the Fund’s relative returns.

  The Lifestyle and Value Key Theme detracted from the Fund’s absolute performance amid lukewarm consumption and a slower than market expected economic recovery in China.

  Overweights in Italian beverage company Campari Group and French luxury goods maker LVMH, along with an out-of-Index position in U.S. athletic footwear and apparel company Nike, detracted from relative performance (1.48%, 2.04% and 1.13% of Fund net assets as of August 31, 2024, respectively).

  Among sectors, the Fund was hurt by its positioning in consumer staples and consumer discretionary.

  Regarding countries, the Fund’s exposures to Italy and China detracted from relative performance.

Top Contributors

  Digital components

  Social media

Top Detractors

  Health & wellness

  Luxury

The above represents sub-themes.

Goldman Sachs Future Consumer Equity ETF

GBUY

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	MSCI ACWI Growth Index	MSCI ACWI Index
11/9/21	$10,000	$10,000	$10,000
8/22	$6,372	$7,487	$8,218
8/23	$6,808	$8,824	$9,364
8/24	$8,434	$11,096	$11,559

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 9, 2021)	23.89%	-5.88%
Shares based on Market Price (Commenced November 9, 2021)	23.61%	-5.92%
MSCI ACWI Growth Index	25.75%	3.77%
MSCI ACWI Index	23.44%	5.29%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI ACWI Index.

Goldman Sachs Future Consumer Equity ETF

GBUY

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$61,997,628
# of Portfolio Holdings	48
Portfolio Turnover Rate	31%
Total Net Advisory Fees Paid	$634,870

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	26.3%
Communication Services	25.4%
Consumer Discretionary	23.8%
Consumer Staples	5.3%
Financials	5.2%
Utilities	3.8%
Industrials	2.9%
Investment Company	2.4%
Materials	2.3%
Other Sectors	2.7%

Goldman Sachs Future Consumer Equity ETF

GBUY

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Consumer Equity ETF

38149W788-AR-0824  GBUY

Annual Shareholder Report

August 31, 2024

Goldman Sachs Future Health Care Equity ETF

NYSE Arca, Inc.: GDOC

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Health Care Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GDOC	$81	0.75%

How did the Fund perform and what affected its performance?

Global equities broadly experienced volatility driven by prolonged higher interest rates, persistent inflation and geopolitical concerns but performed strongly overall as waning inflation globally suggested the peaking of central bank tightening cycles and potential interest rate cuts. Growth-oriented equities generally lagged other market segments, as interest rates remained elevated. Within health care, gains were concentrated among a select few names, such as large pharmaceutical companies with exposure to the latest generation of anti-obesity drugs.

Top Contributors to Performance:

  The Precision Medicine, Technology-Enabled Procedures and Digital Healthcare Key Themes added to the Fund’s absolute returns.

  Relative to the MSCI All Country World Index Health Care Index (Index), the Fund’s best performing Key Theme was Precision Medicine, followed at some distance by Technology-Enabled Procedures and Digital Health Care.

  Overweight positions in medical technology company Boston Scientific, pharmaceutical company Eli Lilly & Co. and biotechnology company Intuitive Surgical (6.01%, 11.63% and 5.22% of Fund net assets as of August 31, 2024, respectively) added to relative performance.

  Among sectors, the Fund’s overweight in real estate contributed most positively to relative returns amid market optimism about potential Federal Reserve rate cuts.

  In terms of countries, the Fund’s lack of exposure to Germany added to relative returns, as regulatory headwinds weighed on the performance German health care stocks.

Top Detractors from Performance:

  The Fund, which is primarily invested in what may be considered the innovative parts of the health care ecosystem, was hurt by its growth-oriented focus, as the Index’s more defensive, value-oriented stocks outperformed.

  The Genomics Key Theme detracted from the Fund’s relative performance. Weakness was generally limited to the stocks of companies facing cyclical headwinds and those with cash constraints.

  The Fund was hampered by an underweight in pharmaceutical company Biogen and by overweights in managed care company Humana and medical technology company Align Technology (0.00%, 3.34% and 1.78% of Fund net assets as of August 31, 2024, respectively).

  On a sector level, stock selection in health care detracted most from relative performance.

  In terms of countries, stock selection in the U.S. hurt relative returns most.

Top Contributors

  Chronic diseases

  Minimally invasive surgery

  Rare diseases

Top Detractors

  Sequencing

  Diagnostic testing

The above represents sub-themes.

Goldman Sachs Future Health Care Equity ETF

GDOC

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	MSCI ACWI Health Care Index	MSCI ACWI Index
11/9/21	$10,000	$10,000	$10,000
8/22	$7,545	$8,907	$8,218
8/23	$8,170	$9,745	$9,364
8/24	$9,431	$11,713	$11,559

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 9, 2021)	15.44%	-2.06%
Shares based on Market Price (Commenced November 9, 2021)	15.46%	-2.05%
MSCI ACWI Health Care Index	20.19%	5.78%
MSCI ACWI Index	23.44%	5.29%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI ACWI Index.

Goldman Sachs Future Health Care Equity ETF

GDOC

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$24,194,591
# of Portfolio Holdings	44
Portfolio Turnover Rate	45%
Total Net Advisory Fees Paid	$283,111

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Health Care	99.1%
Investment Company	0.9%

Goldman Sachs Future Health Care Equity ETF

GDOC

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Health Care Equity ETF

38149W770-AR-0824  GDOC

Annual Shareholder Report

August 31, 2024

Goldman Sachs Future Planet Equity ETF

NYSE Arca, Inc.: GSFP

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Planet Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSFP	$79	0.75%

How did the Fund perform and what affected its performance?

The broad global equity market performed strongly as waning inflation suggested the peaking of central bank tightening cycles and potential interest rate cuts. However, persistent inflation and prolonged higher interest rates during the reporting period dampened the performance of long duration assets, including stocks in the environmental impact equity universe. Elevated inflation also pressured consumer demand for green premium products, while a pause in demand growth weighed on renewable energy companies.

Top Contributors to Performance:

  Among the Fund’s Key Themes, Resource Efficiency, Sustainable Consumption, Circular Economy and Water Sustainability added to the Fund’s absolute returns.

  Relative to the MSCI All Country World Index (Index), the Fund was helped by its overweight positions in U.K.-based DS Smith and U.S.-based WestRock, both packaging companies, as well as in Denmark-based biotechnology company Novozymes (3.32%, 3.08% and 4.61% of Fund net assets as of August 31, 2024, respectively).

  In sector terms, the Fund’s positioning in materials and energy added most to relative results.

  Among countries, the U.K. and Denmark were the strongest relative performers.

Top Detractors from Performance:

  The Fund, which is primarily invested in companies seeking to address environmental problems, was hampered by its lack of exposure to large-cap U.S. technology stocks, which drove most of the Index’s gains.

  The Clean Energy Key Theme detracted from the Fund’s absolute performance.

  Compared to the Index, the Fund was hurt by overweight positions in SolarEdge Technologies, an Israel-based developer of solar inverter systems; Shoals Technologies Group, a U.S.-based provider of electric balance of systems solutions for solar power projects; and Contemporary Amperex, a China-based battery manufacturer (0.00%, 0.00% and 2.83% of Fund net assets as of August 31, 2024, respectively).

  Regarding sectors, positioning in information technology and industrials detracted most from the Fund’s relative returns.

  On a country level, the Fund was hampered most by its exposure to the U.S. and China.

Top Contributors

  Food and agriculture

  Recycling & reuse

  Smart cities

Top Detractors

  Energy storage

  Renewable power

  Electric & autonomous vehicles

  Bioenergy

The above represents sub-themes.

Goldman Sachs Future Planet Equity ETF

GSFP

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	MSCI ACWI Index
7/13/21	$10,000	$10,000
8/21	$10,574	$10,225
8/22	$7,617	$8,601
8/23	$7,626	$9,801
8/24	$8,471	$12,099

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced July 13, 2021)	11.08%	-5.15%
Shares based on Market Price (Commenced July 13, 2021)	11.15%	-5.17%
MSCI ACWI Index	23.44%	6.26%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Future Planet Equity ETF

GSFP

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$43,713,395
# of Portfolio Holdings	45
Portfolio Turnover Rate	33%
Total Net Advisory Fees Paid	$426,306

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Industrials	36.8%
Materials	23.9%
Information Technology	17.1%
Utilities	16.2%
Consumer Discretionary	2.6%
Consumer Staples	2.2%
Investment Company	1.1%

Goldman Sachs Future Planet Equity ETF

GSFP

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Planet Equity ETF

38149W796-AR-0824  GSFP

Annual Shareholder Report

August 31, 2024

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

NYSE Arca, Inc.: GREI

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Real Estate and Infrastructure Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GREI	$81	0.75%

How did the Fund perform and what affected its performance?

Real estate and infrastructure securities broadly experienced volatility driven by prolonged higher interest rates and persistent inflation but performed strongly overall as waning inflation globally suggested the peaking of central bank tightening cycles and potential rate cuts. During the first half of the reporting period, concerns about refinancing risks and decreasing property valuations weighed on performance overall. In the second half, the possibility of rate cuts boosted investor sentiment, as falling yields seemed likely to bolster valuations.

Top Contributors to Performance:

  All of the Fund’s Key Themes—Environmental Sustainability, Future of Health Care, New Age Consumer and Technological Innovation—added to the Fund’s absolute returns.

  Relative to the custom benchmark1, the Future of Health Care Key Theme contributed positively to Fund performance. Specifically, the Fund benefited from investments in senior housing, which performed well as occupancy rates and market rents trended higher.

  The Fund was helped by overweight positions in Chartwell Retirement Residences, a Canadian senior housing company; Extra Space Storage, a U.S. self-storage company; and Ventas, a U.S. senior housing real estate investment trust (REIT) (1.45%, 2.89% and 2.38% of Fund net assets as of August 31, 2024, respectively).

  In terms of sectors, the Fund’s overweight position in health care added most to relative returns.

  Regarding countries, the Fund was aided by its positioning in Canada, especially within the health care sector and, in particular, senior housing.

Top Detractors from Performance:

  Stock selection driven by the Environmental Sustainability Key Theme detracted most from relative performance, followed at some distance by Technological Innovation and New Age Consumer.

  The Fund was hurt by overweight positions in Japan-based logistics facilities REIT Nippon Prologis REIT, U.S.-based tower REIT SBA Communications and Japan-based hotel REIT Hoshino Resorts REIT (1.65%, 2.66% and 0.00% of Fund net assets as of August 31, 2024, respectively).

  Among sectors, stock selection in utilities hampered relative performance, as high interest rates weighed on utility companies, which generally rely on debt to finance growth.

  On a country level, exposure to the U.S., particularly utility companies, detracted from relative performance.

1The Fund’s custom benchmark is comprised 50% of the FTSE Global Core Infrastructure 50/50 Index and 50% of the FTSE EPRA Nareit Developed Index.

Top Contributors

  Aging population

  Increased transiency

Top Detractors

  Utilities enabling energy transition

  Digitization

  Increased leisure demand

The above represents sub-themes.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

GREI

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	50% of FTSE Global Core Infrastructure 50/50 Index and 50% of FTSE EPRA Nareit Developed Index	MSCI ACWI Index
11/9/21	$10,000	$10,000	$10,000
8/22	$8,648	$9,217	$8,218
8/23	$8,322	$8,747	$9,364
8/24	$9,713	$10,475	$11,559

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced November 9, 2021)	16.71%	-1.03%
Shares based on Market Price (Commenced November 9, 2021)	16.76%	-1.16%
50% of FTSE Global Core Infrastructure 50/50 Index and 50% of FTSE EPRA Nareit Developed Index	19.76%	1.67%
MSCI ACWI Index	23.44%	5.29%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

GREI

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$16,536,721
# of Portfolio Holdings	43
Portfolio Turnover Rate	19%
Total Net Advisory Fees Paid	$123,932

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Real Estate	55.8%
Utilities	26.7%
Industrials	10.0%
Energy	2.6%
Communication Services	2.1%
Health Care	1.5%
Investment Company	1.3%

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

GREI

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The blended returns are calculated by Goldman Sachs using end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” is a trade mark(s) of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association ("EPRA”), and the National Association of Real Estate Investments Trusts (“Nareit”) (and together the “Licensor Parties”). © LSE Group 2024. FTSE Russell is a trading name of certain LSE Group companies. “FTSE®” and “Russell®” are a trade mark(s) of the relevant LSE Group companies and are used by any other LSE Group company under license. “Nareit®” is a trade mark of Nareit, "EPRA®" is a trade mark of EPRA and all are used by the LSE Group under license. All rights in the FTSE EPRA Nareit Developed Index index(es) or data vest in the Licensor Parties. The Licensor Parties do not accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The Licensor Parties do not promote, sponsor or endorse the content of this communication.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Real Estate and Infrastructure Equity ETF

38149W762-AR-0824  GREI

Annual Shareholder Report

August 31, 2024

Goldman Sachs Future Tech Leaders Equity ETF

NYSE Arca, Inc.: GTEK

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Future Tech Leaders Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GTEK	$82	0.75%

How did the Fund perform and what affected its performance?

Global equities broadly experienced volatility driven by prolonged higher interest rates and persistent inflation but performed strongly overall as waning inflation globally suggested the peaking of central bank tightening cycles. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement about artificial intelligence (AI) capabilities and a shift in tone from the Federal Reserve. Enthusiasm around mega-cap technology companies was a generally constant theme, fueling equity market gains.

Top Contributors to Performance:

  The Fund was helped by its focus on companies benefiting from the use of AI in their products and services.

  Relative to the MSCI All Country World Index (Index), stock selection among consumer Internet companies added to returns. These stocks performed well as mobile app businesses and the advertising industry normalized following earlier challenges.

  An overweight in U.S. cloud-based data management company AppLovin, as well as out-of-Index positions in Taiwan-based electric connection maker Jentech Precision Industrial and India-based online food delivery company Zomato, added to relative performance (2.34%, 2.20% and 1.79% of Fund net assets as of August 31, 2024, respectively).

  Among sectors, positioning in consumer discretionary added most to relative returns.

  Regarding countries, exposure to Taiwan was advantageous amid continued AI buildouts and spending on specialty chip development.

Top Detractors from Performance:

  The Fund had only modest exposure to cybersecurity stocks, which limited relative returns. Cybersecurity companies benefited as their customers continued to spend on software to enable greater efficiency and security.

  Out-of-Index positions in Chinese network security provider Venustech Group and Israeli autonomous driving company Mobileye Global, along with an overweight in Chinese enterprise software-as-a-service provider Kingdee International Software Group, detracted from relative performance (0.58%, 0.47% and 0.00% of Fund net assets as of August 31, 2024, respectively).

  On a sector level, the Fund was hurt by its larger relative weightings in real estate and industrials.

  Among countries, the Fund was hurt by positioning in Hong Kong amid persistent interest rate and inflation challenges.

Top Contributors

  Semiconductors & semiconductor equipment

  Hotels restaurants & leisure

Top Detractors

  Software

  Electronic equipment instruments & components

  Automobile components

The above represents industries.

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	MSCI ACWI Index	MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index
9/14/21	$10,000	$10,000	$10,000
8/22	$5,997	$8,475	$7,197
8/23	$6,240	$9,657	$7,925
8/24	$7,453	$11,921	$9,602

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced September 14, 2021)	19.44%	-9.44%
Shares based on Market Price (Commenced September 14, 2021)	19.27%	-9.52%
MSCI ACWI Index	23.44%	6.11%
MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index	21.16%	-1.36%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$175,574,822
# of Portfolio Holdings	65
Portfolio Turnover Rate	48%
Total Net Advisory Fees Paid	$1,375,420

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	77.1%
Consumer Discretionary	8.6%
Communication Services	6.3%
Financials	3.4%
Industrials	2.5%
Investment Company	1.5%
Health Care	1.1%

Goldman Sachs Future Tech Leaders Equity ETF

GTEK

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Future Tech Leaders Equity ETF

38149W812-AR-0824  GTEK

Annual Shareholder Report

August 31, 2024

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

Cboe BZX Exchange, Inc.: GSEE

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Emerging Markets Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSEE	$38	0.36%

How did the Fund perform and what affected its performance?

The broad emerging markets equity market experienced volatility but performed strongly, supported by the view that U.S. interest rates were likely to fall more quickly than earlier anticipated and as global macroeconomic data showed encouraging signs, despite China’s market being weighed down by economic slowdown, weak consumption and a troubled real estate sector.

Top Contributors to Performance:

  Solactive GBS Emerging Markets Large & Mid Cap Index (Index) constituents in the information technology, financials and energy sectors contributed most positively to the Index’s results during the reporting period.

  Positions in Taiwan Semiconductor Manufacturing, a Taiwanese multinational semiconductor company; Tencent Holdings, a Chinese multinational technology conglomerate; and Hon Hai Precision Industry, a Taiwanese multinational electronics contract manufacturer, contributed most positively to the Index’s returns during the reporting period (8.64%, 3.71%, 0.84% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the materials, real estate and consumer staples sectors contributed least to the Index’s results during the reporting period.

  Positions in Baidu, a China-based Internet search provider; Alibaba Group Holding, a China-based e-commerce retailer; and WuXi Biologics, a China-based health care company, contributed least to the Index’s results during the reporting period (0.29%, 2.00% and 0.06% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  India

  Taiwan

  South Korea

Top Detractors

  China

  Mexico

  Thailand

The above represents countries.

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive GBS Emerging Markets Large & Mid Cap Index	MSCI Emerging Markets Index
5/12/20	$10,000	$10,000	$10,000
8/20	$12,154	$12,206	$12,248
8/21	$14,506	$14,602	$14,835
8/22	$11,603	$11,670	$11,601
8/23	$11,790	$11,909	$11,746
8/24	$13,382	$13,759	$13,516

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	13.50%	7.00%
Shares based on Market Price (Commenced May 12, 2020)	13.44%	6.97%
Solactive GBS Emerging Markets Large & Mid Cap Index	15.53%	7.69%
MSCI Emerging Markets Index	15.07%	7.25%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI Emerging Markets Index.

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$116,609,472
# of Portfolio Holdings	1,899
Portfolio Turnover Rate	7%
Total Net Advisory Fees Paid	$293,629

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	23.5%
Financials	22.6%
Consumer Discretionary	11.6%
Industrials	8.5%
Communication Services	8.4%
Materials	6.6%
Energy	5.4%
Consumer Staples	5.0%
Health Care	3.5%
Other Sectors	6.0%

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

GSEE

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds/detail/PV103363/381430164/goldman-sachs-market-beta-emerging-markets-equity-etf for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

381430164-AR-0824  GSEE

Annual Shareholder Report

August 31, 2024

Goldman Sachs MarketBeta® International Equity ETF

Cboe BZX Exchange, Inc.: GSID

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® International Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSID	$22	0.20%

How did the Fund perform and what affected its performance?

The broad international equity market experienced volatility driven by prolonged higher interest rates, persistent inflation and heightened geopolitical concerns but performed strongly overall as gradually waning inflation levels globally indicated a peaking of central bank tightening cycles and fueled expectations for potential interest rate cuts. Further boosting investor sentiment was generally positive economic data and favorable corporate earnings reports.

Top Contributors to Performance:

  Solactive GBS Developed Markets ex North America Large & Mid Cap Index (Index) constituents in the financials, industrials and health care sectors contributed most positively to the Index’s results during the reporting period.

  Positions in Denmark-based health care company Novo Nordisk, Netherlands-based photolithography systems supplier ASML Holding and Germany-based enterprise software developer SAP contributed most positively to the Index’s returns during the reporting period (2.47%, 2.00%, 1.26% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Index constituents in the energy, consumer staples and real estate sectors contributed least to the Index’s results during the Reporting Period.

  Positions in Switzerland-based consumer staples company Nestle, Germany-based health care company Bayer and Hong Kong-based financials company AIA Group contributed least to the Index’s results during the reporting period (1.61%, 0.17% and 0.45% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Japan

  United Kingdom

  Germany

Top Detractors

  Hong Kong

  Macau

  China

The above represents countries.

Goldman Sachs MarketBeta® International Equity ETF

GSID

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive GBS Developed Markets ex North America Large & Mid Cap Index	MSCI World ex USA Index
5/12/20	$10,000	$10,000	$10,000
8/20	$11,657	$11,650	$11,684
8/21	$14,711	$14,716	$14,788
8/22	$11,798	$11,797	$12,044
8/23	$13,830	$13,844	$14,025
8/24	$16,487	$16,515	$16,753

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	19.21%	12.31%
Shares based on Market Price (Commenced May 12, 2020)	19.37%	12.32%
Solactive GBS Developed Markets ex North America Large & Mid Cap Index	19.29%	12.35%
MSCI World ex USA Index	19.45%	12.73%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the MSCI World ex USA Index.

Goldman Sachs MarketBeta® International Equity ETF

GSID

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$888,933,315
# of Portfolio Holdings	900
Portfolio Turnover Rate	4%
Total Net Advisory Fees Paid	$1,419,397

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	19.8%
Industrials	17.3%
Health Care	13.6%
Consumer Discretionary	11.0%
Information Technology	9.1%
Consumer Staples	8.7%
Materials	6.4%
Communication Services	4.3%
Energy	3.9%
Other Sectors	5.6%

Goldman Sachs MarketBeta® International Equity ETF

GSID

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds/detail/PV103362/381430180/goldman-sachs-market-beta-international-equity-etf for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® International Equity ETF

381430180-AR-0824  GSID

Annual Shareholder Report

August 31, 2024

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

NYSE Arca, Inc.: GGUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF (the "Fund") for the period of November 28, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GGUS	$10	0.12%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Positions in information technology companies NVIDIA and Apple and social media giant Meta Platforms contributed most positively to the Russell 1000® Growth 40 Act Daily Capped Index’s (Index) returns during the reporting period (4.17%, 11.58%, 3.99% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Positions in electric vehicle maker Tesla, health care insurance and services company UnitedHealth Group and software company Adobe contributed least to the Index’s results during the reporting period (2.81%, 0.17% and 1.22% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Information Technology

  Communication Services

  Health Care

Top Detractors

  Utilities

  Energy

  Real Estate

The above represents sectors.

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Russell 1000 Growth 40 Act Daily Capped Index (Total Return, Unhedged, USD)	Russell 1000® Index
11/28/23	$10,000	$10,000	$10,000
8/24	$12,526	$12,540	$12,505

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced November 28, 2023)	25.26%
Shares based on Market Price (Commenced November 28, 2023)	25.21%
Russell 1000 Growth 40 Act Daily Capped Index (Total Return, Unhedged, USD)	25.40%
Russell 1000® Index	25.05%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Russell 1000® Index.

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$290,406,384
# of Portfolio Holdings	382
Portfolio Turnover Rate	29%
Total Net Advisory Fees Paid	$312,085

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	44.9%
Consumer Discretionary	13.1%
Health Care	10.8%
Communication Services	9.9%
Financials	8.1%
Industrials	5.8%
Consumer Staples	4.8%
Materials	0.9%
Real Estate	0.7%
Other Sectors	1.0%

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

GGUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The fund is/are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the fund or the suitability of the index for the purpose of the fund. See https://am.gs.com/en-us/individual/funds/detail/PV105434/38149W598/goldman-sachs-market-beta-russell-1000-growth-equity-etf for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF

38149W598-AR-0824  GGUS

Annual Shareholder Report

August 31, 2024

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

NYSE Arca, Inc.: GVUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF (the "Fund") for the period of November 28, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GVUS	$10	0.12%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

   Positions in financials companies JPMorgan Chase & Co. and Berkshire Hathaway (Class B) and discount retailer Walmart contributed most positively to the Russell 1000® Value 40 Act Daily Capped Index’s (Index) returns during the reporting period (2.58%, 3.49%, 1.34% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Positions in athletic footwear and apparel company NIKE, aerospace and defense company Boeing and semiconductor company Intel contributed least to the Index’s results during the reporting period (0.15%, 0.34% and 0.38% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Financials

  Industrials

  Health Care

Top Detractors

  Communication Services

  Materials

  Energy

The above represents sectors.

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Russell 1000 Value 40 Act Daily Capped Index(Total return, Unhedged, USD)	Russell 1000® Index
11/28/23	$10,000	$10,000	$10,000
8/24	$12,267	$12,288	$12,505

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced November 28, 2023)	22.67%
Shares based on Market Price (Commenced November 28, 2023)	22.70%
Russell 1000 Value 40 Act Daily Capped Index(Total return, Unhedged, USD)	22.88%
Russell 1000® Index	25.05%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Russell 1000® Index.

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$514,178,171
# of Portfolio Holdings	865
Portfolio Turnover Rate	18%
Total Net Advisory Fees Paid	$349,876

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Financials	21.6%
Health Care	15.8%
Industrials	14.4%
Information Technology	8.9%
Consumer Staples	7.9%
Energy	7.0%
Consumer Discretionary	6.1%
Real Estate	4.8%
Utilities	4.6%
Other Sectors	8.7%

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

GVUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The fund is/are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group makes no claim, prediction, warranty or representation either as to the results to be otained from the fund or the suitability of the index for the purpose of the fund. See https://am.gs.com/en-us/individual/funds/detail/PV105433/38149W580/goldman-sachs-market-beta-russell-1000-value-equity-etf for full disclaimer.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF

38149W580-AR-0824  GVUS

Annual Shareholder Report

August 31, 2024

Goldman Sachs MarketBeta® U.S. Equity ETF

Cboe BZX Exchange, Inc.: GSUS

Fund Overview

This annual shareholder report contains important information about Goldman Sachs MarketBeta® U.S. Equity ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GSUS	$8	0.07%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Positions in information technology companies NVIDIA, Microsoft and Apple contributed most positively to the Solactive GBS United States Large & Mid Cap Index’s (Index) returns during the reporting period (5.99%, 6.50%, 7.02% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  Positions in electric vehicle maker Tesla, semiconductor company Intel and pharmaceuticals company Pfizer contributed least to the Index’s results during the reporting period (1.25%, 0.20% and 0.35% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Information Technology

  Financials

  Communication Services

Top Detractors

  Energy

  Materials

  Real Estate

The above represents sectors.

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Solactive GBS United States Large & Mid Cap Index	S&P 500® Index
5/12/20	$10,000	$10,000	$10,000
8/20	$12,403	$12,410	$12,266
8/21	$16,322	$16,345	$16,089
8/22	$14,134	$14,157	$14,282
8/23	$16,412	$16,449	$16,559
8/24	$20,897	$20,960	$21,053

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	27.33%	18.66%
Shares based on Market Price (Commenced May 12, 2020)	27.22%	18.66%
Solactive GBS United States Large & Mid Cap Index	27.43%	18.75%
S&P 500® Index	27.14%	18.87%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$2,381,636,664
# of Portfolio Holdings	456
Portfolio Turnover Rate	3%
Total Net Advisory Fees Paid	$1,216,430

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	31.4%
Financials	13.1%
Health Care	12.3%
Consumer Discretionary	9.8%
Communication Services	9.2%
Industrials	8.1%
Consumer Staples	6.0%
Energy	3.5%
Utilities	2.2%
Other Sectors	4.4%

Goldman Sachs MarketBeta® U.S. Equity ETF

GSUS

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

The financial instrument is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trademark or the Index Price at any time or in any other respect. See https://am.gs.com/en-us/individual/funds/detail/PV103365/381430123/goldman-sachs-market-beta-u-s-equity-etf for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs MarketBeta® U.S. Equity ETF

381430123-AR-0824  GSUS

Annual Shareholder Report

August 31, 2024

Goldman Sachs Nasdaq-100 Core Premium Income ETF

The NASDAQ Stock Market LLC: GPIQ

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Nasdaq-100 Core Premium Income ETF (the "Fund") for the period of October 24, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GPIQ	$28	0.29%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Exposures to information technology companies NVIDIA, Apple and Broadcom contributed most positively to the NASDAQ-100 Index’s (Index) returns during the reporting period (7.66%, 9.16% and 5.09% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  This actively managed Fund invests directly in the underlying Index and uses a dynamic option overwrite strategy as it seeks to deliver current income while maintaining prospects for capital appreciation. In an up-trending U.S. equity market, the Fund’s short call option overlay strategy detracted from total returns, as expected, as the strategy limited its participation in Index gains.

  Exposures to semiconductor company Intel, diversified information technology company Super Micro Computer and electric vehicle maker Tesla detracted most from the Index’s returns during the reporting period (0.63%, 0.17% and 2.70% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Information Technology

  Communication Services

  Consumer Discretionary

Top Detractors

  Real Estate

  Materials

  Energy

The above represents sectors.

Goldman Sachs Nasdaq-100 Core Premium Income ETF

GPIQ

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Nasdaq 100 (Total Return, Unhedged, USD)	S&P 500® Index
10/24/23	$10,000	$10,000	$10,000
8/24	$12,600	$13,372	$13,466

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced October 24, 2023)	26.00%
Shares based on Market Price (Commenced October 24, 2023)	26.47%
Nasdaq 100 (Total Return, Unhedged, USD)	33.72%
S&P 500® Index	34.66%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the S&P 500® Index.

Goldman Sachs Nasdaq-100 Core Premium Income ETF

GPIQ

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$210,253,914
# of Portfolio Holdings	103
Portfolio Turnover Rate	14%
Total Net Advisory Fees Paid	$148,249

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	50.8%
Communication Services	15.5%
Consumer Discretionary	12.4%
Health Care	6.4%
Consumer Staples	6.2%
Industrials	4.5%
Materials	1.6%
Utilities	1.3%
Exchange Traded Fund	0.7%
Other Sectors	1.4%

Goldman Sachs Nasdaq-100 Core Premium Income ETF

GPIQ

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Nasdaq®, Nasdaq-100 Index, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by Goldman. The ETF has not been passed on by the Corporation as to their legality or suitability. The ETF is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE ETF. See https://www.gsam.com/content/gsam/us/en/individual/products/etf-fund-finder/goldman-sachs-nasdaq-100-core-premium-income-etf.html for full disclaimer.

The S&P 500 (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Goldman Sachs. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Nasdaq-100 Core Premium Income ETF

38149W630-AR-0824  GPIQ

Annual Shareholder Report

August 31, 2024

Goldman Sachs S&P 500 Core Premium Income ETF

The NASDAQ Stock Market LLC: GPIX

Fund Overview

This annual shareholder report contains important information about Goldman Sachs S&P 500 Core Premium Income ETF (the "Fund") for the period of October 24, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GPIX	$28	0.29%

How did the Fund perform and what affected its performance?

The broad U.S. equity market experienced volatility but performed strongly amid soft landing optimism supported by a gradual cooldown in economic activity even as the labor market remained resilient. Further buoying investor sentiment were disinflation traction themes, an improvement in market breadth, excitement around artificial intelligence capabilities across sectors and a shift in tone from the Federal Reserve that signaled a potential easing of monetary policy.

Top Contributors to Performance:

  Exposures to information technology companies NVIDIA, Apple and Microsoft contributed most positively to the S&P 500® Index’s (Index) returns during the reporting period (6.19%, 6.96% and 6.54% of Fund net assets as of August 31, 2024, respectively).

Top Detractors from Performance:

  This actively managed Fund invests directly in the underlying Index and uses a dynamic option overwrite strategy as it seeks to provide current income while maintaining prospects for capital appreciation. In an up-trending U.S. equity market, the Fund’s short call option overlay strategy detracted from total returns, as expected, as the strategy limited its participation in Index gains.

  Exposures to semiconductor company Intel, diversified information technology company Super Micro Computer and athletic footwear and apparel company NIKE detracted most from the Index’s returns during the reporting period (0.20%, 0.05% and 0.21% of Fund net assets as of August 31, 2024, respectively).

Top Contributors

  Information Technology

  Financials

  Health Care

Top Detractors

  Energy

  Materials

  Utilities

The above represents sectors.

Goldman Sachs S&P 500 Core Premium Income ETF

GPIX

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	S&P 500® Index
10/24/23	$10,000	$10,000
8/24	$12,779	$13,466

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced October 24, 2023)	27.79%
Shares based on Market Price (Commenced October 24, 2023)	28.34%
S&P 500® Index	34.66%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares.

Goldman Sachs S&P 500 Core Premium Income ETF

GPIX

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$198,099,716
# of Portfolio Holdings	504
Portfolio Turnover Rate	10%
Total Net Advisory Fees Paid	$188,194

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Information Technology	31.1%
Financials	13.3%
Health Care	12.2%
Consumer Discretionary	9.7%
Communication Services	8.8%
Industrials	8.5%
Consumer Staples	6.0%
Energy	3.5%
Utilities	2.4%
Other Sectors	5.4%

Goldman Sachs S&P 500 Core Premium Income ETF

GPIX

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

S&P 500 is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Goldman. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Goldman. The ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs S&P 500 Core Premium Income ETF

38149W622-AR-0824  GPIX

Annual Shareholder Report

August 31, 2024

Goldman Sachs Community Municipal Bond ETF

NYSE Arca, Inc.: GMUN

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Community Municipal Bond ETF (the "Fund") for the period of September 1, 2023 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMUN	$16	0.16%

How did the Fund perform and what affected its performance?

Municipal bond market performance was broadly influenced by Federal Reserve (Fed) monetary policy, interest rate volatility and supply/demand dynamics. When the reporting period began in September 2023, the Fed appeared to have reached the peak of its interest rate hiking regime. In the months that followed, municipal yields generally trended down, as inflationary pressures receded and policymakers signaled they could soon begin cutting interest rates. New issue supply increased at a record-setting pace. Demand fluctuated but was generally positive.

Top Contributors to Performance:

  The Bloomberg Goldman Sachs Community Municipal Index (Index) rose given the positive performance of the municipal bond market, which advanced on the back of supportive supply/demand conditions and generally solid credit fundamentals.

  Municipal yields fell, pushing up municipal bond prices, as investors anticipated possible Fed easing. Municipal yields generally followed U.S. Treasury yields, as they tend to do over time. The yield on a 10-year AAA-rated municipal security fell 17 basis points to 2.68%, while the yield on a 10-year U.S. Treasury dropped 28 basis points, from 4.18% to 3.90%.

  The municipal yield curve steepened enough to lose its earlier inversion and was upwardly sloping between one- and 10-year maturities at the end of the reporting period.

Top Detractors from Performance:

  Yield curve positioning detracted from the Index’s performance, as shorter- and intermediate-term municipal yields fell more than longer-term municipal yields.

Top Contributors

  State Obligations

  Water & Sewer

  Hospitals

Top Detractors

  Resource Recovery

  Airports

  Continuing Care Retirement Centers

The above represents sub-sectors.

Goldman Sachs Community Municipal Bond ETF

GMUN

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Goldman Sachs Community Municipal Index (Total Return, Unhedged, USD)	Bloomberg U.S. Aggregate Bond Index
3/7/23	$10,000	$10,000	$10,000
8/23	$10,023	$10,072	$10,138
8/24	$10,410	$10,539	$10,878

Average Annual Total Returns (%)

	1 Year	Since Inception
Shares based on NAV (Commenced March 7, 2023)	3.86%	2.74%
Shares based on Market Price (Commenced March 7, 2023)	3.88%	2.82%
Bloomberg Goldman Sachs Community Municipal Index (Total Return, Unhedged, USD)	4.64%	3.59%
Bloomberg U.S. Aggregate Bond Index	7.30%	5.82%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg U.S. Aggregate Bond Index.

Goldman Sachs Community Municipal Bond ETF

GMUN

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$9,982,990
# of Portfolio Holdings	290
Portfolio Turnover Rate	25%
Total Net Advisory Fees Paid	$11,018

Material Fund Changes

This is a summary of certain changes to the Fund for the period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 29, 2024 at dfinview.com/GoldmanSachs or upon request at 1-800-621-2550.

Effective September 25, 2023, the Fund’s Investment Adviser agreed to waive a portion of its management fee to achieve an effective net management fee rate of 0.15% of the Fund’s average daily net assets through at least December 29, 2024.

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

State	18.6%
Water & Sewer	10.2%
Higher Education	8.6%
Appropriation	6.8%
Hospitals	6.6%
School District	6.0%
Income Tax Financing	5.0%
City	4.3%
County	3.5%
Electricity & Public Power	3.5%
Prerefunded	3.3%
Tax Backed District	3.3%
Farebox (Mass & Rapid Transit)	3.2%
Sales Tax	3.1%
Other	14.2%

Goldman Sachs Community Municipal Bond ETF

GMUN

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

"Bloomberg®" is a service mark of Bloomberg Finance LP. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Bloomberg Goldman Sachs Community Municipal Index (the "Index") (collectively, "Bloomberg") and has been licensed for use by Goldman. "Goldman Sachs(R)" is a trademark of Goldman Sachs and has been licensed for use by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman, and Bloomberg does not approve, endorse review, or recommend the ETF. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Community Municipal Bond ETF

38149W663-AR-0824  GMUN

Annual Shareholder Report

August 31, 2024

Goldman Sachs Dynamic California Municipal Income ETF

NYSE Arca, Inc.: GCAL

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic California Municipal Income ETF (the "Fund") for the period of July 23, 2024 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GCAL	$4	0.35%

How did the Fund perform and what affected its performance?

The performance of the municipal bond market was broadly influenced by expectations for Federal Reserve (Fed) monetary policy and supply/demand dynamics. After two rounds of relatively benign inflation data, Fed officials suggested price pressures would continue to trend toward their 2% target. Maximum employment, the other side of the Fed’s dual mandate, was also in focus, as the unemployment rate increased. Municipal yields fell, as the market anticipated the start of a Fed easing cycle. New issuance was at a record pace, and demand was positive.

Top Contributors to Performance:

  The municipal bond market posted gains during the reporting period, benefiting from supportive supply/demand conditions and generally solid credit fundamentals.

  Municipal yields fell, generally following trends in the U.S. Treasury market, as they tend to do over time. The yield on a 10-year AAA-rated municipal security fell 10 basis points to 2.68%, while the yield on a 10-year U.S. Treasury security dropped 35 basis points to 3.90%.

  The municipal yield curve steepened enough to lose its earlier inversion and was upwardly sloping between one- and 10-year maturities at the end of the reporting period.

  Compared to the Bloomberg Municipal Bond Quality Intermediate–California Index (Index), the Fund benefited from security selection overall, especially its lower credit quality bias.

Top Detractors from Performance:

  Relative to the Index, the Fund was hampered by its comparatively longer duration, as yields in the longer-term segments of the municipal yield curve fell less than those in intermediate-term segments.

Top Contributors

  Special Assessment - SS

Top Detractors

  Revenue - SS

  General Obligation - SS

The above represents sub-sectors.

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Municipal Bond Quality Intermediate-California (Total Return, Unhedged)	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,130	$10,127	$10,091

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced July 23, 2024)	1.30%
Shares based on Market Price (Commenced July 23, 2024)	1.43%
Bloomberg Municipal Bond Quality Intermediate-California (Total Return, Unhedged)	1.27%
Bloomberg Municipal Bond Index	0.91%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$5,065,230
# of Portfolio Holdings	46
Portfolio Turnover Rate	21%
Total Net Advisory Fees Paid	$1,928

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Hospital	17.3%
State GO	7.9%
Sales Tax	7.0%
Corporate	6.4%
Special Assessment	6.3%
School District GO	5.9%
Airport	5.6%
Pre-refunded	5.3%
Muni Electric	4.4%
City/County Appropriation	4.3%
Project Finance	4.0%
City/County GO	3.8%
University	2.4%
State Appropriation	2.2%
Other	16.2%

Goldman Sachs Dynamic California Municipal Income ETF

GCAL

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg® is a service mark of Bloomberg Finance LP. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Bloomberg Goldman Sachs Community Municipal Index (the "Index") (collectively, "Bloomberg") and has been licensed for use by Goldman. "Goldman Sachs(R)" is a trademark of Goldman Sachs and has been licensed for use by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman, and Bloomberg does not approve, endorse review, or recommend the ETF. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic California Municipal Income ETF

38149W564-AR-0824  GCAL

Annual Shareholder Report

August 31, 2024

Goldman Sachs Dynamic New York Municipal Income ETF

NYSE Arca, Inc.: GMNY

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Dynamic New York Municipal Income ETF (the "Fund") for the period of July 23, 2024 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMNY	$4	0.35%

How did the Fund perform and what affected its performance?

The performance of the municipal bond market was broadly influenced by expectations for Federal Reserve (Fed) monetary policy and supply/demand dynamics. After two rounds of relatively benign inflation data, Fed officials suggested price pressures would continue to trend toward their 2% target. Maximum employment, the other side of the Fed’s dual mandate, was also in focus, as the unemployment rate increased. Municipal yields fell, as the market anticipated the start of a Fed easing cycle. New issuance was at a record pace, and demand was positive.

Top Contributors to Performance:

  The municipal bond market posted gains during the reporting period, benefiting from supportive supply/demand conditions and generally solid credit fundamentals.

  Municipal yields fell, generally following trends in the U.S. Treasury market, as they tend to do over time. The yield on a 10-year AAA-rated municipal security fell 10 basis points to 2.68%, while the yield on a 10-year U.S. Treasury security dropped 35 basis points to 3.90%.

  The municipal yield curve steepened enough to lose its earlier inversion and was upwardly sloping between one- and 10-year maturities at the end of the reporting period.

  Compared to the Bloomberg Municipal Bond Quality Intermediate–New York Index (Index), the Fund benefited from its lower credit quality bias.

Top Detractors from Performance:

  The Fund was hampered by its longer duration relative to the Index, as yields in longer-term segments of the municipal yield curve fell less than those in intermediate-term segments.

  Security selection overall detracted from the Fund’s relative performance.

Top Contributors

  Airports - SS

Top Detractors

  Revenue - SS

  General Obligation - SS

The above represents sub-sectors.

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Municipal Bond Quality Intermediate -New York (Total Ret, Unhedged, USD)	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,104	$10,119	$10,091

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced July 23, 2024)	1.04%
Shares based on Market Price (Commenced July 23, 2024)	1.10%
Bloomberg Municipal Bond Quality Intermediate -New York (Total Ret, Unhedged, USD)	1.19%
Bloomberg Municipal Bond Index	0.91%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$5,051,644
# of Portfolio Holdings	49
Portfolio Turnover Rate	12%
Total Net Advisory Fees Paid	$1,926

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

University	11.4%
Special Tax	10.0%
Sales Tax	9.2%
Transportation	8.5%
School District GO	8.2%
Corporate	7.7%
Hospital	7.6%
Airport	6.6%
Muni Electric	4.2%
City/County GO	4.2%
Stadium	4.1%
State GO	3.7%
Income Tax	2.6%
Water/Sewer	2.6%
Other	8.1%

Goldman Sachs Dynamic New York Municipal Income ETF

GMNY

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg® is a service mark of Bloomberg Finance LP. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Bloomberg Goldman Sachs Community Municipal Index (the "Index") (collectively, "Bloomberg") and has been licensed for use by Goldman. "Goldman Sachs(R)" is a trademark of Goldman Sachs and has been licensed for use by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman, and Bloomberg does not approve, endorse review, or recommend the ETF. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Dynamic New York Municipal Income ETF

38149W556-AR-0824  GMNY

Annual Shareholder Report

August 31, 2024

Goldman Sachs Municipal Income ETF

NYSE Arca, Inc.: GMUB

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Municipal Income ETF (the "Fund") for the period of July 23, 2024 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GMUB	$2	0.18%

How did the Fund perform and what affected its performance?

The performance of the municipal bond market was broadly influenced by expectations for Federal Reserve (Fed) monetary policy and supply/demand dynamics. After two rounds of relatively benign inflation data, Fed officials suggested price pressures would continue to trend toward their 2% target. Maximum employment, the other side of the Fed’s dual mandate, was also in focus, as the unemployment rate increased. Municipal yields fell, as the market anticipated the start of a Fed easing cycle. New issuance was at a record pace, and demand was positive.

Top Contributors to Performance:

  The municipal bond market posted gains during the reporting period, benefiting from supportive supply/demand conditions and generally solid credit fundamentals.

  Municipal yields fell, generally following trends in the U.S. Treasury market, as they tend to do over time. The yield on a 10-year AAA-rated municipal security fell 10 basis points to 2.68%, while the yield on a 10-year U.S. Treasury security dropped 35 basis points to 3.90%.

  The municipal yield curve steepened enough to lose its earlier inversion and was upwardly sloping between one- and 10-year maturities at the end of the reporting period.

Top Detractors from Performance:

  Relative to the Bloomberg 1-15 Year Blend (1-17) Municipal Bond Index, the Fund was hurt by security selection overall.

Top Contributors

  Special Assessment - SS

Top Detractors

  Revenue - SS

The above represents sub-sectors.

Goldman Sachs Municipal Income ETF

GMUB

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Municipal 1-15 Yr Blend (1-17) (Total Return, Unhedged, USD)	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,098	$10,101	$10,091

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced July 23, 2024)	0.98%
Shares based on Market Price (Commenced July 23, 2024)	1.10%
Municipal 1-15 Yr Blend (1-17) (Total Return, Unhedged, USD)	1.01%
Bloomberg Municipal Bond Index	0.91%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Municipal Income ETF

GMUB

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$6,311,332
# of Portfolio Holdings	60
Portfolio Turnover Rate	47%
Total Net Advisory Fees Paid	$1,114

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

Airport	11.0%
Special Assessment	9.8%
Sales Tax	9.4%
Hospital	8.9%
Corporate	7.9%
State GO	6.9%
School District GO	6.9%
Toll	5.0%
State Appropriation	3.4%
LT Health	3.3%
City/County GO	3.3%
Multi-Family Housing	3.3%
Muni Electric	3.2%
Transportation	3.2%
Other	16.1%

Goldman Sachs Municipal Income ETF

GMUB

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg® is a service mark of Bloomberg Finance LP. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Bloomberg Goldman Sachs Community Municipal Index (the "Index") (collectively, "Bloomberg") and has been licensed for use by Goldman. "Goldman Sachs(R)" is a trademark of Goldman Sachs and has been licensed for use by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman, and Bloomberg does not approve, endorse review, or recommend the ETF. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Municipal Income ETF

38149W549-AR-0824  GMUB

Annual Shareholder Report

August 31, 2024

Goldman Sachs Ultra Short Municipal Income ETF

NYSE Arca, Inc.: GUMI

Fund Overview

This annual shareholder report contains important information about Goldman Sachs Ultra Short Municipal Income ETF (the "Fund") for the period of July 23, 2024 to August 31, 2024. You can find additional information about the Fund at am.gs.com or dfinview.com/GoldmanSachs. You can also request this information by contacting us at 1-800-621-2550.

What were the Fund costs for the period?

Based on a hypothetical $10,000 investment.

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GUMI	$2	0.16%

How did the Fund perform and what affected its performance?

The performance of the municipal bond market was broadly influenced by expectations for Federal Reserve (Fed) monetary policy and supply/demand dynamics. After two rounds of relatively benign inflation data, Fed officials suggested price pressures would continue to trend toward their 2% target. Maximum employment, the other side of the Fed’s dual mandate, was also in focus, as the unemployment rate increased. Municipal yields fell, as the market anticipated the start of a Fed easing cycle. New issuance was at a record pace, and demand was positive.

Top Contributors to Performance:

  The municipal bond market posted gains during the reporting period, benefiting from supportive supply/demand conditions and generally solid credit fundamentals.

  Municipal yields fell, generally following trends in the U.S. Treasury market, as they tend to do over time. The yield on a 10-year AAA-rated municipal security fell 10 basis points to 2.68%, while the yield on a 10-year U.S. Treasury security dropped 35 basis points to 3.90%.

  The municipal yield curve steepened enough to lose its earlier inversion and was upwardly sloping between one- and 10-year maturities at the end of the reporting period.

  Relative to the Bloomberg Municipal Short-Term Index, the Fund benefited from its slightly longer duration/yield curve position, as municipal yields fell.

Top Detractors from Performance:

  The Fund was hampered by its positioning in municipal variable rate demand notes, as yields reset lower during the reporting period.

Top Contributors

  School Districts - SS

  Airports - SS

Top Detractors

  Economic & Industrial Development - SS

  Electricity & Public Power - SS

The above represents sub-sectors.

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Performance Overview

The following graph assumes an initial $10,000 investment in the Fund and compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund (or less if the Fund has been in operation for less than 10 years). For comparative purposes, the performance of the Fund's benchmark and any additional performance benchmark(s) are also shown.

Fund Performance

	Shares based on NAV	Bloomberg Municipal Short-term Index	Bloomberg Municipal Bond Index
7/23/24	$10,000	$10,000	$10,000
8/24	$10,050	$10,044	$10,091

Average Annual Total Returns (%)

Since Inception
Shares based on NAV (Commenced July 23, 2024)	0.50%
Shares based on Market Price (Commenced July 23, 2024)	0.54%
Bloomberg Municipal Short-term Index	0.44%
Bloomberg Municipal Bond Index	0.91%

Performance data quoted above represents past performance. Past performance does not guarantee future results.

The Fund’s investment return, principal value and market share price will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at:am.gs.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale or redemption of Fund shares. In accordance with changing regulatory requirements, the Fund is now required to compare its performance to a regulatory benchmark, which in this case is the Bloomberg Municipal Bond Index.

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Key Fund Statistics (as of August 31, 2024)

Total Net Assets	$5,025,414
# of Portfolio Holdings	128
Portfolio Turnover Rate	61%
Total Net Advisory Fees Paid	$876

What did the Fund invest in?

The table below shows the investment makeup of the Fund, representing the percentage of total net assets of the Fund. Figures in the table below may not sum to 100% due to the exclusion of other assets and liabilities and may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any. These allocations may not be representative of the Fund’s future investments.

Sector Allocation (%)

School District GO	14.0%
City/County GO	13.3%
Water/Sewer	7.7%
State Appropriation	7.3%
Corporate	4.6%
Hospital	4.6%
Pre-refunded	4.3%
University	4.2%
Sales Tax	3.1%
Toll	3.0%
City/County Appropriation	2.6%
Airport	2.3%
School District Appropriation	2.3%
Transportation	2.1%
Other	33.4%

Goldman Sachs Ultra Short Municipal Income ETF

GUMI

Additional Information

If you wish to view additional information about the Fund, including the documents and other information listed below, please visit dfinview.com/GoldmanSachs or call 1-800-621-2550.

  prospectus

  financial information

  fund holdings

  proxy voting information

Disclosure

Bloomberg® is a service mark of Bloomberg Finance LP. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Bloomberg Goldman Sachs Community Municipal Index (the "Index") (collectively, "Bloomberg") and has been licensed for use by Goldman. "Goldman Sachs(R)" is a trademark of Goldman Sachs and has been licensed for use by Bloomberg for use in the name of the Index. Bloomberg is not affiliated with Goldman, and Bloomberg does not approve, endorse review, or recommend the ETF. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the ETF.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2024 Goldman Sachs. All rights reserved.

No Bank Guarantee

May Lose Value

Not FDIC Insured

Goldman Sachs Ultra Short Municipal Income ETF

38149W572-AR-0824  GUMI

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy and Michael Latham are each an “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2024	2023	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$984,585	$789,503	Financial Statement audits.

Audit-Related Fees:

• PwC	$182,700	$176,400	Other attest services.

Tax Fees:

• PwC	$ 0	$ 0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2024	2023	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,122,312	$2,075,449	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2024 and August 31, 2023 were approximately $182,700 and $176,400, respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2023 and December 31, 2022 were approximately $18.0 million and $17.1 million, respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2023 and 2022 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Cheryl K. Beebe, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener, Paul C. Wirth, and Gregory G. Weaver, each a Trustee of the Registrant.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 7 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Goldman Sachs Access Fixed Income ETFs Goldman Sachs Access Emerging Markets USD Bond ETF (GEMD) Goldman Sachs Access High Yield Corporate Bond ETF (GHYB) Goldman Sachs Access Inflation Protected USD Bond ETF (GTIP) Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (GSIG) Goldman Sachs Access Investment Grade Corporate Bond ETF (GIGB) Goldman Sachs Access Treasury 0-1 Year ETF (GBIL) Goldman Sachs Access U.S. Aggregate Bond ETF (GCOR) Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF (GPRF) Goldman Sachs Access Ultra Short Bond ETF (GSST) Goldman Sachs Asset Management

Goldman Sachs Access Fixed Income ETFs

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – 82.2%

Angola – 1.0%
Angolan Government International Bond (B-/B3)
$395,000	8.750%	04/14/32	$359,450
400,000	9.125	11/26/49	337,500

			696,950

Bahamas – 0.3%
Bahamas Government International Bond (B+/B1)
200,000	8.950	10/15/32	200,750

Bahrain – 2.6%
Bahrain Government International Bond (B+/B2)
200,000	5.625	09/30/31	194,839
200,000	6.250	01/25/51	173,250
200,000	7.500	09/20/47	200,625
225,000	5.625	05/18/34	211,533
550,000	7.000	01/26/26	559,674
200,000	6.000	09/19/44	171,250
UAE Government International Bond (B+/B2)
225,000	7.375	05/14/30	240,181

			1,751,352

Brazil – 3.9%
Brazilian Government International Bond (BB/Ba2)
200,000	6.125	03/15/34	204,099
200,000	3.750	09/12/31	179,058
200,000	7.125	01/20/37	219,000
270,000	5.000	01/27/45	222,075
200,000	3.875	06/12/30	184,702
779,000	6.000	10/20/33	785,049
585,000	5.625	01/07/41	544,676
300,000	4.625	01/13/28	299,929

			2,638,588

Chile – 3.2%
Chile Government International Bond (A/A2)
200,000	2.550	07/27/33	168,809
200,000	5.330	01/05/54	197,303
200,000	2.450	01/31/31	176,768
210,000	3.125	01/21/26	205,174
600,000	3.500	01/31/34	542,931
400,000	3.240	02/06/28	383,855
200,000	4.000	01/31/52	161,871
200,000	3.100	01/22/61	130,609
225,000	3.250	09/21/71	148,863

			2,116,183

China – 2.2%
China Government International Bond (A+/A1)
632,000	1.200	10/21/30	546,838
200,000	3.500	10/19/28	198,012
200,000	1.750	10/26/31	173,376
400,000	1.250	10/26/26	377,781
200,000	2.750	12/03/39	169,692

			1,465,699

Colombia – 5.2%
Colombia Government International Bond (BB+/Baa2)
460,000	3.000	01/30/30	389,060
500,000	3.125	04/15/31	408,780
550,000	5.000	06/15/45	402,348
400,000	8.000	04/20/33	425,968
275,000	5.625	02/26/44	220,687

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Colombia – (continued)
Colombia Government International Bond (BB+/Baa2) (continued)
$250,000	3.250%	04/22/32	$199,086
200,000	8.750	11/14/53	218,356
200,000	7.375	09/18/37	202,437
500,000	6.125	01/18/41	436,255
500,000	4.125	05/15/51	314,783
400,000	5.200	05/15/49	294,882

			3,512,642

Costa Rica – 1.7%
Costa Rica Government International Bond (BB-/B1)
450,000	6.125	02/19/31	466,313
400,000	7.158	03/12/45	429,000
200,000	6.550	04/03/34	211,500

			1,106,813

Dominican Republic – 4.6%
Dominican Republic International Bond (BB/Ba3)
425,000	6.000	07/19/28	435,094
450,000	5.950	01/25/27	456,188
200,000	6.400	06/05/49	201,000
200,000	5.500	02/22/29	201,000
175,000	7.450	04/30/44	196,438
225,000	4.500	01/30/30	213,750
225,000	6.850	01/27/45	237,937
300,000	5.875	01/30/60	278,250
450,000	4.875	09/23/32	425,250
150,000	6.875	01/29/26	153,000
150,000	6.000	02/22/33	152,062
150,000	6.500	02/15/48	152,625

			3,102,594

Ecuador – 1.0%
Ecuador Government International Bond(a) (B-/Ba3)
850,000	5.500	07/31/35	469,625
450,000	5.000	07/31/40	228,938

			698,563

Egypt – 3.5%
Egypt Government International Bond (B-/Caa1)
200,000	7.300	09/30/33	164,515
200,000	7.500	01/31/27	195,750
200,000	3.875	02/16/26	188,758
200,000	6.588	02/21/28	186,169
450,000	8.500	01/31/47	349,313
350,000	7.625	05/29/32	300,937
200,000	8.700	03/01/49	156,750
200,000	7.500	02/16/61	138,500
200,000	7.903	02/21/48	147,750
200,000	8.875	05/29/50	159,250
300,000	5.800	09/30/27	275,438
134,000	6.875	04/30/40	96,983

			2,360,113

Guatemala – 0.9%
Guatemala Government Bond (BB/NR)
225,000	3.700	10/07/33	192,656
200,000	6.600	06/13/36	209,500
200,000	6.125	06/01/50	191,500

			593,656

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Honduras – 0.5%
Honduras Government International Bond (BB-/B1)
$350,000	6.250%	01/19/27	$340,812

Indonesia – 3.9%
Indonesia Government International Bond (BBB/Baa2)
400,000	4.650	09/20/32	398,805
423,000	3.550	03/31/32	393,629
325,000	7.750	01/17/38	412,422
275,000	3.050	03/12/51	195,323
200,000	4.300	03/31/52	176,363
200,000	3.850	07/18/27	197,161
225,000	4.200	10/15/50	196,332
350,000	2.850	02/14/30	321,543
200,000	4.450	04/15/70	174,205
125,000	8.500	10/12/35	162,740

			2,628,523

Ivory Coast – 0.9%
Ivory Coast Government International Bond (BB-/Ba2)
426,000	6.125	06/15/33	388,885
200,000	8.250	01/30/37	200,124

			589,009

Jamaica – 1.4%
Jamaica Government International Bond (BB-/B1)
500,000	7.875	07/28/45	610,000
300,000	6.750	04/28/28	316,875

			926,875

Jordan – 1.5%
Jordan Government International Bond (B+/Ba3)
200,000	7.500	01/13/29	203,059
350,000	5.850	07/07/30	330,636
250,000	7.750	01/15/28	255,875
Jordan Government International Bond, Series RegS (B+/Ba3)
200,000	6.125	01/29/26	197,260

			986,830

Kazakhstan – 0.7%
Kazakhstan Government International Bond (BBB-/Baa2)
225,000	6.500	07/21/45	265,930
200,000	4.875	10/14/44	198,078

			464,008

Kenya – 1.2%
Republic of Kenya Government International Bond (B-/Caa1)
350,000	7.000	05/22/27	335,074
200,000	6.300	01/23/34	154,730
200,000	8.250	02/28/48	158,750
200,000	8.000	05/22/32	177,911

			826,465

Kuwait – 0.6%
Kuwait International Government Bond (A+/NR)
400,000	3.500	03/20/27	390,910

Mexico – 3.1%
Mexico Government International Bond (BBB/Baa2)
200,000	6.338	05/04/53	194,826
200,000	6.000	05/07/36	200,806
200,000	3.750	01/11/28	193,678
600,000	4.875	05/19/33	566,379
325,000	4.500	04/22/29	317,903

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Mexico – (continued)
Mexico Government International Bond (BBB/Baa2) (continued)
$150,000	5.550%	01/21/45	$139,358
50,000	6.050	01/11/40	49,850
Mexico Government International Bond, MTN (BBB/Baa2)
175,000	7.500	04/08/33	198,819
150,000	4.750	03/08/44	124,207
50,000	8.300	08/15/31	60,222

			2,046,048

Morocco – 1.2%
Morocco Government International Bond (BB+/Ba1)
300,000	5.950	03/08/28	308,979
350,000	4.000	12/15/50	255,937
200,000	6.500	09/08/33	214,603

			779,519

Oman – 2.9%
Oman Government International Bond (BB+/Ba1)
200,000	7.375	10/28/32	228,822
200,000	6.000	08/01/29	208,662
200,000	6.500	03/08/47	211,267
200,000	6.250	01/25/31	212,841
400,000	6.750	01/17/48	434,612
400,000	4.750	06/15/26	397,168
275,000	5.375	03/08/27	277,201

			1,970,573

Paraguay – 1.1%
Paraguay Government International Bond (BB+/Baa3)
200,000	6.000	02/09/36	209,500
200,000	4.950	04/28/31	198,250
200,000	3.849	06/28/33	182,000
200,000	2.739	01/29/33	169,500

			759,250

Peru – 3.1%
Peruvian Government International Bond (BBB-/Baa1)
400,000	2.392	01/23/26	386,259
550,000	3.550	03/10/51	408,801
500,000	3.300	03/11/41	388,608
187,000	5.625	11/18/50	189,451
300,000	3.600	01/15/72	200,460
100,000	8.750	11/21/33	125,243
100,000	4.125	08/25/27	98,887
100,000	2.783	01/23/31	88,678
100,000	1.862	12/01/32	79,230
100,000	3.000	01/15/34	84,693

			2,050,310

Philippines – 5.8%
Philippine Government International Bond (BBB+/Baa2)
600,000	3.700	03/01/41	506,092
680,000	1.648	06/10/31	563,449
780,000	3.556	09/29/32	719,343
483,000	3.200	07/06/46	355,601
450,000	2.650	12/10/45	305,282
200,000	6.375	01/15/32	220,412
200,000	6.375	10/23/34	224,506
200,000	3.700	02/02/42	167,894
400,000	3.000	02/01/28	382,099
370,000	2.950	05/05/45	265,181

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Philippines – (continued)
Philippine Government International Bond (BBB+/Baa2) (continued)
$200,000	1.950%	01/06/32	$166,299

			3,876,158

Poland – 3.3%
Republic of Poland Government International Bond (A-/A2)
500,000	5.500	04/04/53	508,039
500,000	4.875	10/04/33	505,196
400,000	5.500	11/16/27	415,832
300,000	5.125	09/18/34	306,794
250,000	3.250	04/06/26	246,464
200,000	5.500	03/18/54	202,637

			2,184,962

Qatar – 3.5%
Qatar Government International Bond (AA/Aa2)
200,000	4.750	05/29/34	207,976
200,000	3.250	06/02/26	196,050
200,000	4.625	06/02/46	192,272
220,000	5.103	04/23/48	224,882
550,000	3.750	04/16/30	539,985
350,000	4.817	03/14/49	343,721
300,000	4.000	03/14/29	298,445
UAE Government International Bond (AA/Aa2)
400,000	4.400	04/16/50	369,128

			2,372,459

Romania – 3.2%
Romanian Government International Bond (BBB-/Baa3)
400,000	3.625	03/27/32	351,558
300,000	7.125	01/17/33	324,618
420,000	3.000	02/14/31	361,229
460,000	5.250	11/25/27	462,420
380,000	6.125	01/22/44	377,291
280,000	5.125	06/15/48	239,361
50,000	7.625	01/17/53	56,194

			2,172,671

Saudi Arabia – 3.7%
Saudi Government International Bond (NR/A1)
200,000	5.500	10/25/32	210,320
200,000	5.750	01/16/54	203,368
200,000	5.000	04/17/49	188,826
225,000	4.375	04/16/29	224,406
200,000	4.625	10/04/47	179,252
225,000	4.500	04/17/30	224,207
400,000	2.500	02/03/27	382,904
400,000	3.250	10/22/30	372,844
350,000	4.500	10/26/46	308,483
200,000	4.500	04/22/60	170,451

			2,465,061

Serbia – 0.6%
Serbia International Bond (BB+/Ba2)
200,000	6.500	09/26/33	209,251
200,000	2.125	12/01/30	165,500

			374,751

Trinidad and Tobago – 0.3%
Trinidad & Tobago Government International Bond (BBB-/Ba2)
200,000	4.500	08/04/26	197,000

Principal Amount	Interest Rate	Maturity Date	Value

Sovereign Debt Obligations (Continued)

Turkey – 4.6%
Turkiye Government International Bond (NR/B1)
$525,000	5.750%	05/11/47	$414,750
400,000	7.625	05/15/34	417,647
825,000	4.875	10/09/26	814,859
200,000	7.125	07/17/32	202,908
200,000	6.625	02/17/45	177,497
200,000	6.000	01/14/41	172,093
362,000	6.875	03/17/36	353,667
200,000	9.375	03/14/29	223,624
200,000	4.875	04/16/43	146,500
100,000	11.875	01/15/30	127,500

			3,051,045

United Arab Emirates – 1.4%
UAE Government International Bond (NR/Aa2)
350,000	2.000	10/19/31	300,816
477,000	2.875	10/19/41	366,928
375,000	3.250	10/19/61	268,499

			936,243

Uruguay – 3.4%
Uruguay Government International Bond(b) (BBB+/Baa1)
350,000	5.100	06/18/50	348,469
380,000	4.975	04/20/55	366,133
508,000	4.375	01/23/31	510,794
400,000	4.125	11/20/45	367,200
200,000	7.625	03/21/36	250,000
200,000	5.750	10/28/34	217,220
150,000	4.375	10/27/27	151,500
60,000	7.875	01/15/33	73,500

			2,284,816

Uzbekistan – 0.2%
Republic of Uzbekistan International Bond (BB-/NR)
200,000	3.900	10/19/31	168,759

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $54,516,957)			55,086,960

Corporate Obligations – 15.5%
Brazil – 1.8%
Petrobras Global Finance BV (BB/Ba1)
216,000	6.850	06/05/15	202,770
200,000	7.375	01/17/27	209,250
400,000	5.999	01/27/28	407,000
301,000	6.500	07/03/33	312,319
71,000	6.900	03/19/49	70,621

			1,201,960

Chile – 1.8%
Corp. Nacional del Cobre de Chile (BBB+/Baa1)
200,000	3.000	09/30/29	182,000
200,000	3.150	01/14/30	182,250
200,000	3.625	08/01/27	192,323
400,000	4.500	08/01/47	334,828
200,000	3.700	01/30/50	146,285
Empresa de Transporte de Pasajeros Metro SA (NR/A3)
200,000	4.700	05/07/50	171,837

			1,209,523

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS ACCESS EMERGING MARKETS USD BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations (Continued)

China – 0.3%
China Development Bank Financial Leasing Co. Ltd.(c)
(BBB+/NR) (US 5 Year CMT T-Note + 2.750%)
$200,000	2.875%	09/28/30	$194,340

India – 3.6%
Export-Import Bank of India (NR/Baa3)
200,000	3.875	02/01/28	195,120
450,000	3.250	01/15/30	419,518
400,000	3.375	08/05/26	391,390
200,000	2.250	01/13/31	170,917
Indian Railway Finance Corp. Ltd. (BBB-/Baa3)
200,000	3.570	01/21/32	183,772
350,000	2.800	02/10/31	309,181
Power Finance Corp. Ltd. (NR/Baa3)
200,000	3.950	04/23/30	190,750
200,000	6.150	12/06/28	209,157
REC Ltd. (NR/Baa3)
303,000	5.625	04/11/28	310,033

			2,379,838

Indonesia – 0.9%
Pertamina Persero PT (NR/Baa2)
457,000	3.100	08/27/30	418,726
200,000	6.450	05/30/44	219,250

			637,976

Kazakhstan – 1.2%
Development Bank of Kazakhstan JSC (NR/Baa2)
400,000	5.500	04/15/27	402,214
KazMunayGas National Co. JSC (BB+/Baa2)
200,000	5.750	04/19/47	181,797
200,000	5.375	04/24/30	198,082

			782,093

Mexico – 3.1%
Petroleos Mexicanos (BBB/B3)
600,000	4.500	01/23/26	577,129
175,000	5.350	02/12/28	159,907
250,000	6.350	02/12/48	164,771
100,000	6.875	10/16/25	100,053
199,000	5.625	01/23/46	124,183
225,000	6.625	06/15/35	176,375
180,000	6.500	03/13/27	173,898
428,000	6.750	09/21/47	293,869
50,000	6.500	01/23/29	46,185
100,000	6.840	01/23/30	90,388
75,000	7.690	01/23/50	55,815
100,000	6.950	01/28/60	68,417
25,000	6.500	06/02/41	17,563

			2,048,553

Peru – 0.4%
Petroleos del Peru SA (B/NR)
400,000	5.625	06/19/47	257,500

Poland – 0.3%
Bank Gospodarstwa Krajowego (NR/A2)
200,000	5.375	05/22/33	205,265

Qatar – 0.7%
QatarEnergy (AA/Aa2)
309,000	2.250	07/12/31	268,619

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations (Continued)

Qatar – (continued)
QatarEnergy (AA/Aa2) (continued)
$300,000	3.300%	07/12/51	$223,549

			492,168

Saudi Arabia – 1.4%
Gaci First Investment Co. (NR/A1)
200,000	4.875	02/14/35	197,328
200,000	5.250	01/29/34	203,044
Saudi Arabian Oil Co. (NR/A1)
200,000	4.250	04/16/39	183,485
375,000	3.500	04/16/29	358,031

			941,888

TOTAL CORPORATE OBLIGATIONS (Cost $10,333,474)			10,351,104

Shares	Dividend Rate	Value

Investment Company – 0.9%(d)
Goldman Sachs Financial Square Government Fund - Institutional Shares
605,122	5.183%	605,122
(Cost $605,122)

TOTAL INVESTMENTS – 98.6% (Cost $65,455,553)		$66,043,186

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		927,454

NET ASSETS – 100.0%		$66,970,640

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Step coupon.

(b)	Pay-in-kind securities.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2024.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
MTN	—Medium Term Note

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – 91.9%

Advertising – 1.3%
Clear Channel Outdoor Holdings, Inc.
$516,000	5.125%	08/15/27	(a)	$505,680
100,000	7.750	04/15/28	(a)	87,500
300,000	9.000	09/15/28	(a)	319,125
236,000	7.500	06/01/29	(a)	199,420
Lamar Media Corp.
279,000	3.750	02/15/28		267,491
234,000	4.000	02/15/30		218,790
200,000	3.625	01/15/31		181,250
Outfront Media Capital LLC / Outfront Media Capital Corp.
460,000	4.625	03/15/30	(a)	433,550

				2,212,806

Aerospace & Defense – 2.0%
Spirit AeroSystems, Inc.
100,000	4.600	06/15/28		95,500
170,000	9.375	11/30/29	(a)	184,875
100,000	9.750	11/15/30	(a)	112,000
TransDigm, Inc.
523,000	5.500	11/15/27		520,385
152,000	6.750	08/15/28	(a)	156,370
698,000	4.625	01/15/29		673,570
100,000	6.375	03/01/29	(a)	103,000
40,000	4.875	05/01/29		38,750
350,000	6.875	12/15/30	(a)	365,312
300,000	7.125	12/01/31	(a)	317,063
640,000	6.625	03/01/32	(a)	666,000

				3,232,825

Banks – 0.5%
Freedom Mortgage Corp.
297,000	7.625	05/01/26	(a)	298,485
200,000	6.625	01/15/27	(a)	197,500
100,000	12.000	10/01/28	(a)	109,000
260,000	12.250	10/01/30	(a)	288,600

				893,585

Basic Industry – 1.5%
Axalta Coating Systems LLC
280,000	3.375	02/15/29	(a)	260,750
Chemours Co. (The)
50,000	5.375	05/15/27		48,625
253,000	5.750	11/15/28	(a)	240,350
30,000	4.625	11/15/29	(a)	26,362
Olin Corp.
269,000	5.625	08/01/29		268,664
210,000	5.000	02/01/30		203,175
Olympus Water U.S. Holding Corp.
280,000	4.250	10/01/28	(a)	263,900
200,000	6.250	10/01/29	(a)	187,750
SCIH Salt Holdings, Inc.
303,000	6.625	05/01/29	(a)	289,744
Tronox, Inc.
417,000	4.625	03/15/29	(a)	379,991
WR Grace Holdings LLC
358,000	4.875	06/15/27	(a)	351,287

				2,520,598

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Broadcasting – 3.1%
Gray Escrow II, Inc.
$230,000	5.375%	11/15/31	(a)	$132,250
Gray Television, Inc.
400,000	7.000	05/15/27	(a)	386,000
140,000	10.500	07/15/29	(a)	143,850
230,000	4.750	10/15/30	(a)	133,400
iHeartCommunications, Inc.
300,000	6.375	05/01/26		252,750
200,000	8.375	05/01/27		93,500
250,000	5.250	08/15/27	(a)	158,125
100,000	4.750	01/15/28	(a)	58,250
Nexstar Media, Inc.
400,000	5.625	07/15/27	(a)	392,500
Sinclair Television Group, Inc.
100,000	5.500	03/01/30	(a)	59,750
130,000	4.125	12/01/30	(a)	90,675
Sirius XM Radio, Inc.
350,000	3.125	09/01/26	(a)	335,125
476,000	5.000	08/01/27	(a)	466,480
426,000	4.000	07/15/28	(a)	400,440
150,000	5.500	07/01/29	(a)	146,437
639,000	3.875	09/01/31	(a)	548,342
TEGNA, Inc.
300,000	4.750	03/15/26	(a)	297,000
Univision Communications, Inc.
390,000	6.625	06/01/27	(a)	387,562
500,000	8.000	08/15/28	(a)	504,688
150,000	4.500	05/01/29	(a)	132,375

				5,119,499

Brokerage – 0.5%
Coinbase Global, Inc.
138,000	3.375	10/01/28	(a)	120,923
Jane Street Group / JSG Finance, Inc.
150,000	7.125	04/30/31	(a)	157,500
Jefferies Finance LLC / JFIN Co.-Issuer Corp.
200,000	5.000	08/15/28	(a)	190,191
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
284,000	4.750	06/15/29	(a)	274,060

				742,674

Building Materials – 1.7%
American Builders & Contractors Supply Co., Inc.
171,000	4.000	01/15/28	(a)	164,374
120,000	3.875	11/15/29	(a)	111,150
Builders FirstSource, Inc.
88,000	5.000	03/01/30	(a)	85,360
292,000	4.250	02/01/32	(a)	267,180
240,000	6.375	06/15/32	(a)	247,500
400,000	6.375	03/01/34	(a)	410,500
Smyrna Ready Mix Concrete LLC
150,000	6.000	11/01/28	(a)	150,000
500,000	8.875	11/15/31	(a)	540,000
Standard Industries, Inc.
300,000	5.000	02/15/27	(a)	295,500
329,000	4.375	07/15/30	(a)	307,137
201,000	3.375	01/15/31	(a)	176,361

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Building Materials – (continued)
Summit Materials LLC / Summit Materials Finance Corp.
$100,000	7.250%	01/15/31	(a)	$105,500

				2,860,562

Capital Goods – 4.5%
ASP Unifrax Holdings, Inc.
160,000	5.250	09/30/28	(a)	83,000
Ball Corp.
300,000	6.875	03/15/28		310,125
250,000	6.000	06/15/29		257,812
242,000	2.875	08/15/30		214,170
Chart Industries, Inc.
200,000	7.500	01/01/30	(a)	210,500
Clean Harbors, Inc.
300,000	4.875	07/15/27	(a)	297,000
Clydesdale Acquisition Holdings, Inc.
151,000	6.625	04/15/29	(a)	151,377
210,000	8.750	04/15/30	(a)	210,263
Crown Americas LLC
100,000	5.250	04/01/30		100,375
Crown Americas LLC / Crown Americas Capital Corp. V
198,000	4.250	09/30/26		194,040
Crown Americas LLC / Crown Americas Capital Corp. VI
148,000	4.750	02/01/26		146,520
Emerald Debt Merger Sub LLC
400,000	6.625	12/15/30	(a)	410,500
EquipmentShare.com, Inc.
300,000	9.000	05/15/28	(a)	311,625
GFL Environmental, Inc.
250,000	3.750	08/01/25	(a)	246,875
160,000	4.000	08/01/28	(a)	152,800
342,000	4.750	06/15/29	(a)	332,595
100,000	6.750	01/15/31	(a)	104,750
Graham Packaging Co., Inc.
100,000	7.125	08/15/28	(a)	99,125
Graphic Packaging International LLC
190,000	6.375	07/15/32	(a)	194,513
Herc Holdings, Inc.
214,000	5.500	07/15/27	(a)	213,198
LABL, Inc.
233,000	6.750	07/15/26	(a)	233,000
152,000	10.500	07/15/27	(a)	150,480
170,000	5.875	11/01/28	(a)	157,037
100,000	8.250	11/01/29	(a)	89,750
Madison IAQ LLC
100,000	4.125	06/30/28	(a)	95,250
Mauser Packaging Solutions Holding Co.
645,000	7.875	04/15/27	(a)	667,575
300,000	9.250	04/15/27	(a)	304,875
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.
190,000	4.375	10/15/28	(a)	180,500
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC
100,000	4.000	10/15/27	(a)	95,625
Reworld Holding Corp.
321,000	4.875	12/01/29	(a)	298,741
60,000	5.000	09/01/30		55,108

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Sealed Air Corp.
$450,000	6.875%	07/15/33	(a)	$481,500
Sensata Technologies BV
200,000	4.000	04/15/29	(a)	188,500
Sensata Technologies, Inc.
250,000	3.750	02/15/31	(a)	226,250

				7,465,354

Communications – 5.4%
CCO Holdings LLC / CCO Holdings Capital Corp.
560,000	5.125	05/01/27	(a)	550,900
775,000	5.000	02/01/28	(a)	747,875
279,000	5.375	06/01/29	(a)	265,050
200,000	6.375	09/01/29	(a)	197,750
478,000	4.750	03/01/30	(a)	436,175
430,000	4.500	08/15/30	(a)	383,775
350,000	4.250	02/01/31	(a)	304,063
440,000	7.375	03/01/31	(a)	448,250
350,000	4.750	02/01/32	(a)	305,812
532,000	4.500	05/01/32		454,195
460,000	4.500	06/01/33	(a)	385,250
538,000	4.250	01/15/34	(a)	435,107
CSC Holdings LLC
400,000	5.500	04/15/27	(a)	328,000
250,000	5.375	02/01/28	(a)	192,500
250,000	7.500	04/01/28	(a)	127,500
200,000	11.250	05/15/28	(a)	178,000
500,000	11.750	01/31/29	(a)	443,750
200,000	6.500	02/01/29	(a)	151,500
240,000	5.750	01/15/30	(a)	95,400
250,000	4.125	12/01/30	(a)	166,250
400,000	4.625	12/01/30	(a)	156,000
250,000	3.375	02/15/31	(a)	160,625
250,000	4.500	11/15/31	(a)	166,875
Directv Financing LLC
350,000	8.875	02/01/30	(a)	356,125
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.
543,000	5.875	08/15/27	(a)	526,710
Live Nation Entertainment, Inc.
425,000	4.750	10/15/27	(a)	415,438
150,000	3.750	01/15/28	(a)	142,687
News Corp.
250,000	3.875	05/15/29	(a)	236,250
Radiate Holdco LLC / Radiate Finance, Inc.
250,000	4.500	09/15/26	(a)	198,125

				8,955,937

Consumer Cyclical – 16.3%
ADT Security Corp. (The)
86,000	4.125	08/01/29	(a)	81,700
196,000	4.875	07/15/32	(a)	187,670
Allison Transmission, Inc.
279,000	3.750	01/30/31	(a)	253,890
American Axle & Manufacturing, Inc.
246,000	6.875	07/01/28		247,537
126,000	5.000	10/01/29		117,495
Anywhere Real Estate Group LLC / Anywhere Co.-Issuer Corp.
250,000	7.000	04/15/30	(a)	220,625

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Bath & Body Works, Inc.
$500,000	7.500%	06/15/29		$516,875
100,000	6.625	10/01/30	(a)	101,125
194,000	6.875	11/01/35		200,790
250,000	6.750	07/01/36		256,094
Boyd Gaming Corp.
208,000	4.750	12/01/27		204,620
146,000	4.750	06/15/31	(a)	137,422
Brink’s Co. (The)
200,000	5.500	07/15/25	(a)	200,000
Caesars Entertainment, Inc.
385,000	8.125	07/01/27	(a)	393,389
358,000	4.625	10/15/29	(a)	339,205
200,000	7.000	02/15/30	(a)	207,500
140,000	6.500	02/15/32	(a)	144,025
Carnival Corp.
841,000	7.625	03/01/26	(a)	850,461
250,000	5.750	03/01/27	(a)	250,937
200,000	4.000	08/01/28	(a)	190,750
871,000	6.000	05/01/29	(a)	876,444
Carnival Holdings Bermuda Ltd.
273,000	10.375	05/01/28	(a)	295,181
Carvana Co.
127,200	12.000	12/01/28	(a)(b)	132,447
489,900	13.000	06/01/30	(a)(b)	526,030
492,200	14.000	06/01/31	(a)(b)	561,723
Century Communities, Inc.
150,000	6.750	06/01/27		151,500
200,000	3.875	08/15/29	(a)	185,500
Cinemark USA, Inc.
140,000	5.250	07/15/28	(a)	137,900
Clarios Global LP / Clarios U.S. Finance Co.
289,000	8.500	05/15/27	(a)	292,613
100,000	6.750	05/15/28	(a)	103,250
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
147,000	4.625	01/15/29	(a)	137,629
564,000	6.750	01/15/30	(a)	505,485
FirstCash, Inc.
200,000	4.625	09/01/28	(a)	191,750
340,000	6.875	03/01/32	(a)	349,775
Gap, Inc. (The)
100,000	3.625	10/01/29	(a)	89,750
207,000	3.875	10/01/31	(a)	179,055
GEO Group, Inc. (The)
200,000	8.625	04/15/29		207,731
200,000	10.250	04/15/31		211,330
Goodyear Tire & Rubber Co. (The)
32,000	9.500	05/31/25		32,100
50,000	5.000	05/31/26		49,375
150,000	4.875	03/15/27		146,438
170,000	5.000	07/15/29		157,675
180,000	5.250	04/30/31		163,350
253,000	5.250	07/15/31		229,597
60,000	5.625	04/30/33		53,025
Hanesbrands, Inc.
100,000	9.000	02/15/31	(a)	107,875

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Hilton Domestic Operating Co., Inc.
$220,000	5.750%	05/01/28	(a)	$220,000
325,000	3.750	05/01/29	(a)	307,125
45,000	4.875	01/15/30		44,156
283,000	4.000	05/01/31	(a)	262,549
289,000	3.625	02/15/32	(a)	259,534
Iron Mountain Information Management Services, Inc.
150,000	5.000	07/15/32	(a)	143,250
Iron Mountain, Inc.
200,000	4.875	09/15/27	(a)	197,250
239,000	5.250	03/15/28	(a)	236,909
100,000	5.000	07/15/28	(a)	98,125
200,000	7.000	02/15/29	(a)	208,500
100,000	4.875	09/15/29	(a)	97,000
319,000	5.250	07/15/30	(a)	311,423
400,000	4.500	02/15/31	(a)	376,750
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
150,000	4.750	06/01/27	(a)	148,500
LCM Investments Holdings II LLC
290,000	4.875	05/01/29	(a)	276,225
Life Time, Inc.
60,000	8.000	04/15/26	(a)	60,825
Light & Wonder International, Inc.
145,000	7.000	05/15/28	(a)	146,631
146,000	7.250	11/15/29	(a)	151,110
250,000	7.500	09/01/31	(a)	264,375
Macy’s Retail Holdings LLC
190,000	5.875	04/01/29	(a)	186,437
170,000	5.875	03/15/30	(a)	165,113
141,000	6.125	03/15/32	(a)	135,360
Mohegan Tribal Gaming Authority
354,000	8.000	02/01/26	(a)	342,937
200,000	13.250	12/15/27	(a)	224,750
NCL Corp. Ltd.
327,000	5.875	03/15/26	(a)	326,591
500,000	5.875	02/15/27	(a)	503,125
264,000	7.750	02/15/29	(a)	282,150
NCL Finance Ltd.
50,000	6.125	03/15/28	(a)	50,500
Nordstrom, Inc.
150,000	4.250	08/01/31		133,125
Penske Automotive Group, Inc.
110,000	3.750	06/15/29		102,575
PetSmart, Inc. / PetSmart Finance Corp.
250,000	4.750	02/15/28	(a)	240,000
250,000	7.750	02/15/29	(a)	246,250
Prime Security Services Borrower LLC / Prime Finance, Inc.
100,000	5.750	04/15/26	(a)	100,500
338,000	3.375	08/31/27	(a)	318,987
358,000	6.250	01/15/28	(a)	358,448
QVC, Inc.
300,000	4.750	02/15/27		263,625
50,000	4.375	09/01/28		38,000
RHP Hotel Properties LP / RHP Finance Corp.
100,000	4.750	10/15/27		98,125
100,000	7.250	07/15/28	(a)	104,000
329,000	4.500	02/15/29	(a)	316,251

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
RHP Hotel Properties LP / RHP Finance Corp. – (continued)
$200,000	6.500%	04/01/32	(a)	$206,000
Royal Caribbean Cruises Ltd.
420,000	4.250	07/01/26	(a)	413,175
200,000	5.500	08/31/26	(a)	200,750
100,000	5.375	07/15/27	(a)	100,375
140,000	3.700	03/15/28		134,050
351,000	5.500	04/01/28	(a)	354,510
100,000	7.250	01/15/30	(a)	105,750
Sabre GLBL, Inc.
400,000	8.625	06/01/27	(a)	385,500
Six Flags Entertainment Corp.
250,000	5.500	04/15/27	(a)	248,750
200,000	7.250	05/15/31	(a)	207,375
Staples, Inc.
800,000	10.750	09/01/29	(a)	756,000
Station Casinos LLC
100,000	4.500	02/15/28	(a)	96,500
Taylor Morrison Communities, Inc.
100,000	5.875	06/15/27	(a)	101,375
243,000	5.125	08/01/30	(a)	240,874
Tenneco, Inc.
300,000	8.000	11/17/28	(a)	281,625
TKC Holdings, Inc.
100,000	6.875	05/15/28	(a)	99,000
Travel + Leisure Co.
155,000	6.625	07/31/26	(a)	158,488
100,000	6.000	04/01/27		100,250
150,000	4.500	12/01/29	(a)	140,437
Wand NewCo 3, Inc.
540,000	7.625	01/30/32	(a)	567,675
Williams Scotsman, Inc.
254,000	6.125	06/15/25	(a)	254,317
290,000	7.375	10/01/31	(a)	304,863
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
300,000	5.250	05/15/27	(a)	299,250
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
200,000	5.125	10/01/29	(a)	196,500
450,000	7.125	02/15/31	(a)	477,562
Yum! Brands, Inc.
161,000	4.750	01/15/30	(a)	158,183
164,000	3.625	03/15/31		151,290
200,000	4.625	01/31/32		191,000
354,000	5.375	04/01/32		351,787

				26,806,935

Consumer Noncyclical – 3.7%
Allied Universal Holdco LLC / Allied Universal Finance Corp.
207,000	9.750	07/15/27	(a)	207,647
200,000	6.000	06/01/29	(a)	178,250
Allied Universal Holdco LLC /Allied Universal Finance Corp. / Atlas Luxco 4 Sarl
200,000	4.625	06/01/28	(a)	185,750
Avantor Funding, Inc.
550,000	4.625	07/15/28	(a)	537,625
Hologic, Inc.
104,000	4.625	02/01/28	(a)	101,790
375,000	3.250	02/15/29	(a)	347,813

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
LifePoint Health, Inc.
$200,000	5.375%	01/15/29	(a)	$186,000
Medline Borrower LP
986,000	3.875	04/01/29	(a)	934,235
471,000	5.250	10/01/29	(a)	463,935
Molina Healthcare, Inc.
450,000	4.375	06/15/28	(a)	433,125
140,000	3.875	11/15/30	(a)	128,800
100,000	3.875	05/15/32	(a)	90,000
Murphy Oil USA, Inc.
100,000	3.750	02/15/31	(a)	90,750
Organon & Co / Organon Foreign Debt Co.-Issuer BV
330,000	4.125	04/30/28	(a)	315,563
550,000	5.125	04/30/31	(a)	517,000
Prestige Brands, Inc.
550,000	3.750	04/01/31	(a)	497,406
RR Donnelley & Sons Co.
600,000	9.500	08/01/29	(a)	595,500
Vector Group Ltd.
154,000	10.500	11/01/26	(a)	156,310
150,000	5.750	02/01/29	(a)	152,062

				6,119,561

Consumer Products – 1.4%
Coty Inc/HFC Prestige Products, Inc./HFC Prestige International U.S. LLC
280,000	6.625	07/15/30	(a)	290,150
Coty, Inc.
200,000	5.000	04/15/26	(a)	198,750
Edgewell Personal Care Co.
100,000	5.500	06/01/28	(a)	99,125
100,000	4.125	04/01/29	(a)	94,750
Energizer Holdings, Inc.
260,000	4.750	06/15/28	(a)	250,891
100,000	4.375	03/31/29	(a)	95,000
Newell Brands, Inc.
170,000	6.375	09/15/27		171,200
320,000	6.625	09/15/29		319,411
80,000	6.875	04/01/36		75,788
Scotts Miracle-Gro Co. (The)
260,000	4.375	02/01/32		234,975
Tempur Sealy International, Inc.
300,000	4.000	04/15/29	(a)	279,375
240,000	3.875	10/15/31	(a)	212,100

				2,321,515

Distribution & Logistics – 0.4%
WESCO Distribution, Inc.
171,000	7.250	06/15/28	(a)	175,703
200,000	6.375	03/15/29	(a)	205,500
200,000	6.625	03/15/32	(a)	206,250

				587,453

Electric – 3.2%
Artera Services LLC
280,000	8.500	02/15/31	(a)	281,750
Calpine Corp.
191,000	5.250	06/01/26	(a)	190,522
100,000	5.125	03/15/28	(a)	97,625
150,000	4.625	02/01/29	(a)	142,875

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Electric – (continued)
Calpine Corp. – (continued)
$328,000	5.000%	02/01/31	(a)	$314,880
277,000	3.750	03/01/31	(a)	254,494
NextEra Energy Operating Partners LP
350,000	4.500	09/15/27	(a)	338,188
NRG Energy, Inc.
640,000	3.375	02/15/29	(a)	588,987
400,000	3.625	02/15/31	(a)	359,513
PG&E Corp.
487,000	5.250	07/01/30		479,058
Pike Corp.
120,000	8.625	01/31/31	(a)	129,450
Talen Energy Supply LLC
160,000	8.625	06/01/30	(a)	172,600
TerraForm Power Operating LLC
300,000	5.000	01/31/28	(a)	294,750
200,000	4.750	01/15/30	(a)	189,250
Vistra Operations Co. LLC
100,000	5.500	09/01/26	(a)	99,750
187,000	5.625	02/15/27	(a)	187,000
385,000	5.000	07/31/27	(a)	380,187
414,000	4.375	05/01/29	(a)	396,405
200,000	7.750	10/15/31	(a)	213,000
90,000	6.875	04/15/32	(a)	93,488

				5,203,772

Energy – 8.9%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
207,000	5.750	03/01/27	(a)	207,259
71,000	5.750	01/15/28	(a)	71,177
250,000	6.625	02/01/32	(a)	257,188
Archrock Partners LP / Archrock Partners Finance Corp.
107,000	6.875	04/01/27	(a)	108,070
50,000	6.250	04/01/28	(a)	50,250
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
152,000	5.875	06/30/29	(a)	151,240
Buckeye Partners LP
68,000	3.950	12/01/26		66,130
134,000	4.125	12/01/27		128,089
146,000	4.500	03/01/28	(a)	140,343
Chesapeake Energy Corp.
400,000	5.875	02/01/29	(a)	402,000
CITGO Petroleum Corp.
300,000	7.000	06/15/25	(a)	300,562
170,000	6.375	06/15/26	(a)	170,638
100,000	8.375	01/15/29	(a)	103,875
CNX Resources Corp.
370,000	6.000	01/15/29	(a)	371,388
CQP Holdco LP / BIP-V Chinook Holdco LLC
500,000	5.500	06/15/31	(a)	491,250
CVR Energy, Inc.
300,000	5.750	02/15/28	(a)	283,125
Delek Logistics Partners LP / Delek Logistics Finance Corp.
100,000	8.625	03/15/29	(a)	105,063
DT Midstream, Inc.
450,000	4.125	06/15/29	(a)	429,187
297,000	4.375	06/15/31	(a)	278,809
Endeavor Energy Resources LP / EER Finance, Inc.
343,000	5.750	01/30/28	(a)	349,003

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Energy – (continued)
EQM Midstream Partners LP
$293,000	6.000%	07/01/25	(a)	$294,465
50,000	7.500	06/01/27	(a)	51,687
270,000	6.500	07/01/27	(a)	277,087
167,000	5.500	07/15/28		168,670
199,000	4.500	01/15/29	(a)	192,533
239,000	4.750	01/15/31	(a)	230,635
Hess Midstream Operations LP
77,000	5.125	06/15/28	(a)	76,230
233,000	4.250	02/15/30	(a)	219,602
100,000	5.500	10/15/30	(a)	98,750
Hilcorp Energy I LP / Hilcorp Finance Co.
75,000	6.250	11/01/28	(a)	75,562
269,000	5.750	02/01/29	(a)	267,655
150,000	6.000	02/01/31	(a)	148,875
100,000	8.375	11/01/33	(a)	109,500
100,000	6.875	05/15/34	(a)	101,063
ITT Holdings LLC
260,000	6.500	08/01/29	(a)	245,700
Kinetik Holdings LP
500,000	5.875	06/15/30	(a)	503,750
Nabors Industries, Inc.
300,000	9.125	01/31/30	(a)	320,813
Northern Oil & Gas, Inc.
100,000	8.125	03/01/28	(a)	102,625
150,000	8.750	06/15/31	(a)	160,500
PBF Holding Co. LLC / PBF Finance Corp.
323,000	6.000	02/15/28		319,770
Permian Resources Operating LLC
500,000	8.000	04/15/27	(a)	517,500
200,000	5.875	07/01/29	(a)	201,000
240,000	7.000	01/15/32	(a)	252,000
Range Resources Corp.
250,000	4.750	02/15/30	(a)	239,687
SM Energy Co.
90,000	6.750	09/15/26		90,169
199,000	6.625	01/15/27		199,746
100,000	6.500	07/15/28		100,750
Southwestern Energy Co.
293,000	5.375	03/15/30		290,436
341,000	4.750	02/01/32		323,524
Sunoco LP / Sunoco Finance Corp.
130,000	6.000	04/15/27		130,325
300,000	4.500	05/15/29		288,375
190,000	4.500	04/30/30		180,975
Transocean Titan Financing Ltd.
93,000	8.375	02/01/28	(a)	96,487
Transocean, Inc.
130,000	8.250	05/15/29	(a)	131,625
561,000	8.750	02/15/30	(a)	593,959
230,000	8.500	05/15/31	(a)	233,450
USA Compression Partners LP / USA Compression Finance Corp.
150,000	7.125	03/15/29	(a)	154,125
Venture Global Calcasieu Pass LLC
520,000	3.875	08/15/29	(a)	493,350
30,000	4.125	08/15/31	(a)	27,900
247,000	3.875	11/01/33	(a)	220,447

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Energy – (continued)
Venture Global LNG, Inc.
$510,000	8.125%	06/01/28	(a)	$534,862
670,000	9.500	02/01/29	(a)	756,263
200,000	9.875	02/01/32	(a)	222,500

				14,709,573

Financial Company – 5.8%
AG TTMT Escrow Issuer LLC
100,000	8.625	09/30/27	(a)	103,250
Boost Newco Borrower LLC
200,000	7.500	01/15/31	(a)	213,500
Coinbase Global, Inc.
250,000	3.625	10/01/31	(a)	205,312
Compass Group Diversified Holdings LLC
260,000	5.250	04/15/29	(a)	252,200
Credit Acceptance Corp.
180,000	9.250	12/15/28	(a)	193,500
Freedom Mortgage Holdings LLC
150,000	9.125	05/15/31	(a)	151,313
HUB International Ltd.
170,000	5.625	12/01/29	(a)	165,537
540,000	7.250	06/15/30	(a)	563,625
400,000	7.375	01/31/32	(a)	415,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
300,000	6.250	05/15/26		298,875
470,000	5.250	05/15/27		455,312
125,000	9.750	01/15/29	(a)	131,406
300,000	4.375	02/01/29		263,625
250,000	9.000	06/15/30	(a)	253,438
Midcap Financial Issuer Trust
200,000	6.500	05/01/28	(a)	192,250
Nationstar Mortgage Holdings, Inc.
130,000	6.000	01/15/27	(a)	130,162
353,000	5.500	08/15/28	(a)	348,588
200,000	5.125	12/15/30	(a)	189,498
100,000	5.750	11/15/31	(a)	97,625
Navient Corp.
440,000	9.375	07/25/30		477,766
190,000	11.500	03/15/31		213,628
OneMain Finance Corp.
450,000	7.125	03/15/26		459,563
120,000	3.500	01/15/27		114,000
535,000	3.875	09/15/28		494,206
100,000	9.000	01/15/29		106,375
100,000	7.875	03/15/30		104,500
235,000	4.000	09/15/30		207,975
100,000	7.125	11/15/31		101,375
Osaic Holdings, Inc.
100,000	10.750	08/01/27	(a)	102,500
PennyMac Financial Services, Inc.
402,000	5.375	10/15/25	(a)	400,995
50,000	7.875	12/15/29	(a)	53,125
200,000	7.125	11/15/30	(a)	203,250
150,000	5.750	09/15/31	(a)	144,563
Rocket Mortgage LLC
244,000	5.250	01/15/28	(a)	234,103
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.
100,000	2.875	10/15/26	(a)	95,124
350,000	3.625	03/01/29	(a)	323,941

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Financial Company – (continued)
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc. – (continued)
$371,000	3.875%	03/01/31	(a)	$337,450
270,000	4.000	10/15/33	(a)	237,991
SLM Corp.
100,000	4.200	10/29/25		98,875
140,000	3.125	11/02/26		134,225
United Wholesale Mortgage LLC
200,000	5.750	06/15/27	(a)	200,000
140,000	5.500	04/15/29	(a)	136,850

				9,606,396

Food and Beverage – 2.5%
Aramark Services, Inc.
395,000	5.000	02/01/28	(a)	388,581
Fiesta Purchaser, Inc.
350,000	7.875	03/01/31	(a)	368,813
HLF Financing Sarl LLC / Herbalife International, Inc.
400,000	12.250	04/15/29	(a)	399,500
255,000	4.875	06/01/29	(a)	161,925
Lamb Weston Holdings, Inc.
300,000	4.125	01/31/30	(a)	280,500
Performance Food Group, Inc.
488,000	5.500	10/15/27	(a)	486,170
Post Holdings, Inc.
106,000	5.625	01/15/28	(a)	106,000
273,000	5.500	12/15/29	(a)	269,246
1,020,000	4.500	09/15/31	(a)	952,425
70,000	6.250	02/15/32	(a)	71,838
U.S. Foods, Inc.
250,000	6.875	09/15/28	(a)	260,000
300,000	4.750	02/15/29	(a)	292,875
100,000	4.625	06/01/30	(a)	96,000

				4,133,873

Hardware – 0.4%
NCR Voyix Corp.
354,000	5.000	10/01/28	(a)	349,575
200,000	5.125	04/15/29	(a)	196,250
190,000	5.250	10/01/30	(a)	185,487

				731,312

Healthcare – 5.5%
AdaptHealth LLC
100,000	4.625	08/01/29	(a)	91,125
Catalent Pharma Solutions, Inc.
400,000	3.500	04/01/30	(a)	391,000
Charles River Laboratories International, Inc.
450,000	4.000	03/15/31	(a)	413,719
CHS/Community Health Systems, Inc.
350,000	5.625	03/15/27	(a)	339,063
226,000	6.000	01/15/29	(a)	214,418
238,000	6.875	04/15/29	(a)	203,490
200,000	6.125	04/01/30	(a)	157,500
476,000	5.250	05/15/30	(a)	427,210
399,000	4.750	02/15/31	(a)	340,147
350,000	10.875	01/15/32	(a)	378,656
DaVita, Inc.
526,000	4.625	06/01/30	(a)	498,385
863,000	3.750	02/15/31	(a)	772,385

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Healthcare – (continued)
Encompass Health Corp.
$400,000	4.750%	02/01/30		$388,500
IQVIA, Inc.
280,000	5.000	05/15/27	(a)	277,550
250,000	6.500	05/15/30	(a)	259,073
Legacy LifePoint Health LLC
323,000	4.375	02/15/27	(a)	315,329
Owens & Minor, Inc.
400,000	6.625	04/01/30	(a)	389,000
RP Escrow Issuer LLC
100,000	5.250	12/15/25	(a)	96,500
Select Medical Corp.
170,000	6.250	08/15/26	(a)	171,063
Service Corp. International
115,000	4.625	12/15/27		112,988
468,000	5.125	06/01/29		464,490
Star Parent, Inc.
100,000	9.000	10/01/30	(a)	107,250
Tenet Healthcare Corp.
410,000	6.250	02/01/27		410,512
305,000	5.125	11/01/27		303,094
193,000	4.625	06/15/28		189,140
451,000	6.125	10/01/28		453,255
420,000	4.250	06/01/29		404,250
50,000	6.125	06/15/30		50,813
450,000	6.750	05/15/31		467,437

				9,087,342

Insurance – 1.9%
Acrisure LLC / Acrisure Finance, Inc.
275,000	8.250	02/01/29	(a)	282,906
400,000	8.500	06/15/29	(a)	415,500
390,000	6.000	08/01/29	(a)	372,938
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer
403,000	4.250	10/15/27	(a)	389,399
244,000	6.750	10/15/27	(a)	244,305
100,000	6.750	04/15/28	(a)	102,000
30,000	5.875	11/01/29	(a)	29,250
450,000	7.000	01/15/31	(a)	465,750
AmWINS Group, Inc.
150,000	6.375	02/15/29	(a)	153,938
150,000	4.875	06/30/29	(a)	143,062
AssuredPartners, Inc.
150,000	5.625	01/15/29	(a)	143,813
Panther Escrow Issuer LLC
400,000	7.125	06/01/31	(a)	418,000

				3,160,861

Media Non Cable – 0.6%
AMC Networks, Inc.
475,000	4.250	02/15/29		337,250
News Corp.
130,000	5.125	02/15/32	(a)	126,425
WMG Acquisition Corp.
232,000	3.875	07/15/30	(a)	215,760
293,000	3.000	02/15/31	(a)	261,502

				940,937

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Metals – 0.8%
Arsenal AIC Parent LLC
$300,000	11.500%	10/01/31	(a)	$339,750
Kaiser Aluminum Corp.
150,000	4.500	06/01/31	(a)	134,625
Novelis Corp.
451,000	4.750	01/30/30	(a)	432,396
320,000	3.875	08/15/31	(a)	287,600
U.S. Steel Corp.
100,000	6.875	03/01/29		101,250

				1,295,621

Metals and Mining – 0.1%
Cleveland-Cliffs, Inc.
200,000	6.750	04/15/30	(a)	203,000

Natural Gas – 2.9%
AmeriGas Partners LP / AmeriGas Finance Corp.
300,000	5.875	08/20/26		296,625
Ferrellgas LP / Ferrellgas Finance Corp.
359,000	5.375	04/01/26	(a)	360,795
100,000	5.875	04/01/29	(a)	94,250
Genesis Energy LP / Genesis Energy Finance Corp.
570,000	8.000	01/15/27		585,675
Hess Midstream Operations LP
200,000	5.625	02/15/26	(a)	199,500
NGL Energy Operating LLC / NGL Energy Finance Corp.
350,000	8.375	02/15/32	(a)	360,500
NuStar Logistics LP
193,000	6.000	06/01/26		195,413
100,000	5.625	04/28/27		100,500
650,000	6.375	10/01/30		679,250
Prairie Acquiror LP
100,000	9.000	08/01/29	(a)	104,500
Rockies Express Pipeline LLC
251,000	4.950	07/15/29	(a)	240,960
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
153,000	6.000	03/01/27	(a)	153,191
351,000	5.500	01/15/28	(a)	339,154
100,000	7.375	02/15/29	(a)	102,250
300,000	6.000	09/01/31	(a)	284,625
Venture Global Calcasieu Pass LLC
100,000	6.250	01/15/30	(a)	104,000
Venture Global LNG, Inc.
550,000	8.375	06/01/31	(a)	585,750

				4,786,938

Other – 0.3%
Brand Industrial Services, Inc.
410,000	10.375	08/01/30	(a)	447,925

Pharmaceuticals – 1.2%
Bausch Health Americas, Inc.
200,000	9.250	04/01/26	(a)	180,500
Bausch Health Cos., Inc.
250,000	5.500	11/01/25	(a)	242,500
150,000	9.000	12/15/25	(a)	138,750
200,000	6.125	02/01/27	(a)	169,500
70,000	5.000	01/30/28	(a)	39,200
250,000	4.875	06/01/28	(a)	189,375
250,000	11.000	09/30/28	(a)	230,625
50,000	5.000	02/15/29	(a)	26,125

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Pharmaceuticals – (continued)
Bausch Health Cos., Inc. – (continued)
$230,000	6.250%	02/15/29	(a)	$122,475
110,000	5.250	01/30/30	(a)	55,275
300,000	5.250	02/15/31	(a)	150,000
Endo Finance Holdings, Inc.
400,000	8.500	04/15/31	(a)	425,000

				1,969,325

Publishing – 0.3%
McGraw-Hill Education, Inc.
440,000	5.750	08/01/28	(a)	432,300

REITs and Real Estate – 1.5%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp.
100,000	5.750	01/15/29	(a)	72,125
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL
219,000	5.750	05/15/26	(a)	218,316
Diversified Healthcare Trust
88,000	9.750	06/15/25		87,941
100,000	–	01/15/26	(a)(c)	89,367
100,000	4.750	02/15/28		88,078
150,000	4.375	03/01/31		115,500
Howard Hughes Corp. (The)
150,000	5.375	08/01/28	(a)	146,063
400,000	4.125	02/01/29	(a)	368,000
329,000	4.375	02/01/31	(a)	297,745
Kennedy-Wilson, Inc.
50,000	4.750	03/01/29		45,375
100,000	4.750	02/01/30		88,500
241,000	5.000	03/01/31		211,477
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer
440,000	4.875	05/15/29	(a)	421,300
Starwood Property Trust, Inc.
200,000	7.250	04/01/29	(a)	208,549

				2,458,336

Rental Equipment – 1.4%
EquipmentShare.com, Inc.
100,000	8.625	05/15/32	(a)	105,000
H&E Equipment Services, Inc.
440,000	3.875	12/15/28	(a)	407,550
Hertz Corp. (The)
500,000	12.625	07/15/29	(a)	533,750
United Rentals North America, Inc.
228,000	5.500	05/15/27		227,758
280,000	4.875	01/15/28		277,200
381,000	3.875	02/15/31		353,854
150,000	3.750	01/15/32		135,562
200,000	6.125	03/15/34	(a)	204,500

				2,245,174

Software – 2.9%
Clarivate Science Holdings Corp.
350,000	3.875	07/01/28	(a)	334,688
100,000	4.875	07/01/29	(a)	96,375
Cloud Software Group, Inc.
813,000	6.500	03/31/29	(a)	804,870
950,000	9.000	09/30/29	(a)	959,500
150,000	8.250	06/30/32	(a)	157,312

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Software – (continued)
Fair Isaac Corp.
$450,000	4.000%	06/15/28	(a)	$430,313
Gen Digital, Inc.
450,000	6.750	09/30/27	(a)	461,250
ROBLOX Corp.
100,000	3.875	05/01/30	(a)	91,875
SS&C Technologies, Inc.
412,000	5.500	09/30/27	(a)	411,771
200,000	6.500	06/01/32	(a)	206,750
UKG, Inc.
400,000	6.875	02/01/31	(a)	415,500
Veritas U.S., Inc. / Veritas Bermuda Ltd.
500,000	7.500	09/01/25	(a)	452,601

				4,822,805

Technology – 3.6%
Arches Buyer, Inc.
152,000	4.250	06/01/28	(a)	138,700
334,000	6.125	12/01/28	(a)	283,900
Block, Inc.
250,000	2.750	06/01/26		240,313
530,000	3.500	06/01/31		480,312
Central Parent Inc / CDK Global, Inc.
180,000	7.250	06/15/29	(a)	181,575
Entegris, Inc.
300,000	4.375	04/15/28	(a)	288,375
100,000	5.950	06/15/30	(a)	101,375
Go Daddy Operating Co LLC / GD Finance Co., Inc.
450,000	5.250	12/01/27	(a)	448,875
Imola Merger Corp.
328,000	4.750	05/15/29	(a)	316,110
Match Group Holdings II LLC
250,000	5.000	12/15/27	(a)	245,625
100,000	4.625	06/01/28	(a)	96,250
350,000	3.625	10/01/31	(a)	311,500
McAfee Corp.
377,000	7.375	02/15/30	(a)	361,920
NCR Atleos Corp.
300,000	9.500	04/01/29	(a)	330,750
Newfold Digital Holdings Group, Inc.
570,000	11.750	10/15/28	(a)	572,138
100,000	6.000	02/15/29	(a)	64,125
Seagate HDD Cayman
150,000	8.250	12/15/29		162,937
385,000	9.625	12/01/32		445,638
60,000	5.750	12/01/34		60,450
Uber Technologies, Inc.
617,000	4.500	08/15/29	(a)	606,974
Western Digital Corp.
200,000	4.750	02/15/26		199,250

				5,937,092

Transportation – 2.1%
American Airlines, Inc.
200,000	7.250	02/15/28	(a)	201,084
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
339,500	5.500	04/20/26	(a)	338,227
698,000	5.750	04/20/29	(a)	685,519

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Transportation – (continued)
Brightline East LLC
$240,000	11.000%	01/31/30	(a)	$218,250
Fortress Transportation and Infrastructure Investors LLC
550,000	5.500	05/01/28	(a)	547,937
260,000	7.875	12/01/30	(a)	279,825
Spirit Loyalty Cayman Ltd / Spirit IP Cayman Ltd.
240,000	8.000	09/20/25	(a)	150,000
United Airlines, Inc.
188,000	4.375	04/15/26	(a)	183,817
613,000	4.625	04/15/29	(a)	584,138
XPO, Inc.
210,000	7.125	06/01/31	(a)	219,450
100,000	7.125	02/01/32	(a)	105,000

				3,513,247

Wireless – 0.5%
SBA Communications Corp.
300,000	3.875	02/15/27		290,376
220,000	3.125	02/01/29		203,225
Viasat, Inc.
100,000	5.625	04/15/27	(a)	95,000
150,000	6.500	07/15/28	(a)	125,812
150,000	7.500	05/30/31	(a)	114,563

				828,976

Wirelines – 3.1%
Cablevision Lightpath LLC
200,000	5.625	09/15/28	(a)	181,000
Consolidated Communications, Inc.
202,000	6.500	10/01/28	(a)	185,335
Embarq Corp.
500,000	7.995	06/01/36		220,625
Frontier Communications Holdings LLC
75,000	5.875	10/15/27	(a)	74,578
500,000	5.000	05/01/28	(a)	486,250
200,000	6.750	05/01/29	(a)	193,500
273,000	5.875	11/01/29		251,501
250,000	6.000	01/15/30	(a)	231,250
260,000	8.750	05/15/30	(a)	274,625
100,000	8.625	03/15/31	(a)	106,125
Level 3 Financing, Inc.
220,000	10.500	04/15/29	(a)	236,775
175,000	4.875	06/15/29	(a)	136,938
220,000	11.000	11/15/29	(a)	241,450
150,000	4.500	04/01/30	(a)	110,812
100,000	3.875	10/15/30	(a)	68,625
390,000	10.750	12/15/30	(a)	421,200
125,000	4.000	04/15/31	(a)	84,531
Lumen Technologies, Inc.
200,000	4.500	01/15/29	(a)	114,250
85,000	4.125	04/15/29	(a)	66,619
85,000	4.125	04/15/30	(a)	63,856
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
300,000	10.500	02/15/28	(a)	308,250
491,000	4.750	04/15/28	(a)	432,080
150,000	6.500	02/15/29	(a)	115,125
Windstream Escrow LLC / Windstream Escrow Finance Corp.
202,000	7.750	08/15/28	(a)	196,950

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Wirelines – (continued)
Zayo Group Holdings, Inc.
$420,000	4.000%	03/01/27	(a)	$368,550

				5,170,800

TOTAL CORPORATE OBLIGATIONS (Cost $149,168,877)				151,524,909

Foreign Corporate Debt – 4.4%
Aerospace & Defense – 0.6%
Bombardier, Inc. (Canada)
165,000	7.875	04/15/27	(a)	165,309
150,000	7.000	06/01/32	(a)	156,094
550,000	7.450	05/01/34	(a)	602,250

				923,653

Basic Industry – 0.4%
NOVA Chemicals Corp. (Canada)
273,000	5.250	06/01/27	(a)	270,270
200,000	8.500	11/15/28	(a)	214,000
110,000	9.000	02/15/30	(a)	118,250

				602,520

Capital Goods – 0.2%
Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC (Canada)
450,000	9.000	02/15/29	(a)	462,938

Consumer Cyclical – 1.3%
1011778 BC ULC / New Red Finance, Inc. (Canada)
301,000	3.875	01/15/28	(a)	288,207
154,000	4.375	01/15/28	(a)	148,803
212,000	3.500	02/15/29	(a)	198,220
517,000	4.000	10/15/30	(a)	475,640
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. LLC (Canada)
100,000	6.250	09/15/27	(a)	99,625
250,000	4.875	02/15/30	(a)	232,188
Garda World Security Corp. (Canada)
167,000	4.625	02/15/27	(a)	163,034
135,000	9.500	11/01/27	(a)	136,181
Mattamy Group Corp. (Canada)
186,000	5.250	12/15/27	(a)	183,908
217,000	4.625	03/01/30	(a)	205,065

				2,130,871

Energy – 0.3%
Baytex Energy Corp. (Canada)
400,000	8.500	04/30/30	(a)	427,000

Mining – 0.2%
Hudbay Minerals, Inc. (Canada)
405,000	4.500	04/01/26	(a)	400,950

Natural Gas – 0.2%
Parkland Corp. (Canada)
347,000	4.625	05/01/30	(a)	325,746

Software – 0.5%
Open Text Corp. (Canada)
640,000	3.875	02/15/28	(a)	610,400
100,000	3.875	12/01/29	(a)	92,125

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Software – (continued)
Open Text Holdings, Inc. (Canada)
$100,000	4.125%	12/01/31	(a)	$91,000

				793,525

Transportation – 0.3%
VistaJet Malta Finance PLC / Vista Management Holding, Inc. (Switzerland)
200,000	7.875	05/01/27	(a)	188,750
100,000	9.500	06/01/28	(a)	94,215
200,000	6.375	02/01/30	(a)	164,500

				447,465

Wireless – 0.4%
Intelsat Jackson Holdings SA (Luxembourg)
725,000	6.500	03/15/30	(a)	700,531

TOTAL FOREIGN CORPORATE DEBT (Cost $7,157,906)				7,215,199

Shares	Dividend Rate			Value

Investment Company – 2.2%(d)
Goldman Sachs Financial Square Government Fund - Institutional Shares
3,626,772	5.183%			3,626,772
(Cost $3,626,772)

TOTAL INVESTMENTS – 98.5% (Cost $159,953,555)				$162,366,880

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.5%				2,496,594

NET ASSETS – 100.0%				$164,863,474

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)   Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)   Pay-in-kind securities.

(c)   Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)   Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.3%

U.S. Treasury Inflation Indexed Bonds
$1,300,431	0.125%	10/15/25	$1,267,323
4,574,881	0.625	01/15/26	4,458,732
3,553,268	0.125	04/15/26	3,427,768
4,032,993	0.125	07/15/26	3,899,668
8,451,739	0.125	10/15/26	8,146,856
5,744,794	0.375	01/15/27	5,532,392
6,103,324	0.125	04/15/27	5,822,576
10,405,804	0.375	07/15/27	10,020,260
3,393,856	1.625	10/15/27	3,387,592
12,036,371	0.500	01/15/28	11,536,768
4,468,248	0.750	07/15/28	4,322,936
1,974,187	3.875	04/15/29	2,162,655
4,015,117	0.250	07/15/29	3,769,118
9,938,696	0.125	01/15/30	9,168,988
9,534,604	0.125	07/15/30	8,762,238
8,476,178	0.125	07/15/31	7,652,318
6,854,682	0.125	01/15/32	6,111,496
8,674,349	0.625	07/15/32	8,009,371
3,696,126	1.375	07/15/33	3,591,631
4,968,336	2.125	02/15/40	5,093,157
9,087,654	0.750	02/15/42	7,407,123
3,968,304	0.875	02/15/47	3,116,977
2,916,278	1.000	02/15/48	2,338,698
2,750,512	1.000	02/15/49	2,193,006
3,331,227	0.250	02/15/50	2,150,715
4,513,271	0.125	02/15/52	2,727,190

TOTAL U.S. TREASURY INFLATION INDEXED BONDS (Cost $144,630,729)			136,077,552

Shares	Dividend Rate		Value

Investment Company – 0.2%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
216,973	5.183%		216,973
(Cost $216,973)

TOTAL INVESTMENTS – 99.5% (Cost $144,847,702)			$136,294,525

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			728,114

NET ASSETS – 100.0%			$137,022,639

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – 84.8%

Aerospace & Defense – 2.1%
Boeing Co. (The)
$20,000	2.196%	02/04/26		$19,157
40,000	5.040	05/01/27		40,094
General Dynamics Corp.
16,000	1.150	06/01/26		15,178
Huntington Ingalls Industries, Inc.
20,000	3.483	12/01/27		19,400
Lockheed Martin Corp.
50,000	3.550	01/15/26		49,419
RTX Corp.
40,000	5.750	01/15/29		42,069
Textron, Inc.
13,000	3.650	03/15/27		12,716

				198,033

Banks – 25.4%
American Express Co.
50,000	4.900	02/13/26		50,205
51,000	3.125	05/20/26		49,801
20,000	5.850	11/05/27		20,908
Bank of America Corp. (SOFR + 1.290%)
80,000	5.080	01/20/27	(a)	80,237
(SOFR + 0.960%)
32,000	1.734	07/22/27	(a)	30,386
(SOFR + 1.580%)
32,000	4.376	04/27/28	(a)	31,803
(SOFR + 1.630%)
30,000	5.202	04/25/29	(a)	30,553
Bank of America Corp., GMTN (3M U.S. T-Bill MMY + 1.632%)
40,000	3.593	07/21/28	(a)	38,765
Bank of America Corp., MTN (SOFR + 1.010%)
21,000	1.197	10/24/26	(a)	20,145
(3M U.S. T-Bill MMY + 1.322%)
25,000	3.559	04/23/27	(a)	24,510
(SOFR + 2.040%)
50,000	4.948	07/22/28	(a)	50,479
(3M U.S. T-Bill MMY + 1.572%)
60,000	4.271	07/23/29	(a)	59,355
Bank of America Corp., Series N (SOFR + 0.910%)
17,000	1.658	03/11/27	(a)	16,230
Bank of New York Mellon Corp. (The), MTN
68,000	3.400	01/29/28		65,889
(3M U.S. T-Bill MMY + 1.331%)
34,000	3.442	02/07/28	(a)	33,175
Capital One Financial Corp. (SOFR + 2.080%)
20,000	5.468	02/01/29	(a)	20,317
(SOFR + 2.640%)
60,000	6.312	06/08/29	(a)	62,669
(SOFR + 1.905%)
50,000	5.700	02/01/30	(a)	51,439

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)
Banks – (continued)
Charles Schwab Corp. (The)
$30,000	0.900%	03/11/26		$28,434
(SOFR + 1.878%)
30,000	6.196	11/17/29	(a)	31,740
Citigroup, Inc.
100,000	3.400	05/01/26		98,093
(SOFR + 0.770%)
100,000	1.462	06/09/27	(a)	94,566
(3M U.S. T-Bill MMY + 1.600%)
40,000	3.980	03/20/30	(a)	38,804
Citizens Financial Group, Inc.
50,000	2.850	07/27/26		48,051
Fifth Third Bancorp
20,000	2.550	05/05/27		18,964
Huntington Bancshares, Inc. (SOFR + 2.020%)
40,000	6.208	08/21/29	(a)	41,878
JPMorgan Chase & Co.
27,000	3.200	06/15/26		26,505
30,000	2.950	10/01/26		29,107
(SOFR + 0.800%)
17,000	1.045	11/19/26	(a)	16,245
(SOFR + 0.885%)
25,000	1.578	04/22/27	(a)	23,732
(SOFR + 1.170%)
25,000	2.947	02/24/28	(a)	24,063
(SOFR + 1.560%)
47,000	4.323	04/26/28	(a)	46,569
(SOFR + 1.990%)
40,000	4.851	07/25/28	(a)	40,234
(SOFR + 1.015%)
30,000	2.069	06/01/29	(a)	27,324
(3M U.S. T-Bill MMY + 1.522%)
20,000	4.203	07/23/29	(a)	19,788
(SOFR + 1.450%)
80,000	5.299	07/24/29	(a)	81,983
(SOFR + 1.570%)
50,000	6.087	10/23/29	(a)	52,848
M&T Bank Corp. (SOFR + 2.800%)
10,000	7.413	10/30/29	(a)	10,865
Morgan Stanley (SOFR + 1.990%)
34,000	2.188	04/28/26	(a)	33,378
(SOFR + 1.770%)
50,000	6.138	10/16/26	(a)	50,655
(SOFR + 1.295%)
20,000	5.050	01/28/27	(a)	20,087
20,000	3.591	07/22/28	(a)	19,361
(SOFR + 2.240%)
40,000	6.296	10/18/28	(a)	41,871
Morgan Stanley, GMTN
20,000	3.875	01/27/26		19,792
Morgan Stanley, MTN (SOFR + 1.590%)
100,000	5.164	04/20/29	(a)	102,018

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
PNC Financial Services Group, Inc. (The) (SOFR + 1.620%)
$20,000	5.354%	12/02/28	(a)	$20,498
(SOFR + 1.841%)
50,000	5.582	06/12/29	(a)	51,675
Santander Holdings USA, Inc. (SOFR + 1.249%)
20,000	2.490	01/06/28	(a)	18,719
(SOFR + 2.356%)
20,000	6.499	03/09/29	(a)	20,824
State Street Corp. (SOFR + 1.484%)
30,000	5.684	11/21/29	(a)	31,344
Synchrony Financial
20,000	3.950	12/01/27		19,190
Truist Financial Corp., MTN (SOFR + 2.446%)
30,000	7.161	10/30/29	(a)	32,590
(SOFR + 1.620%)
30,000	5.435	01/24/30	(a)	30,672
U.S. Bancorp (SOFR + 2.020%)
30,000	5.775	06/12/29	(a)	31,124
U.S. Bancorp, MTN
40,000	3.950	11/17/25		39,665
(SOFR + 0.730%)
10,000	2.215	01/27/28	(a)	9,433
(SOFR + 1.660%)
8,000	4.548	07/22/28	(a)	7,998
U.S. Bancorp, Series X
21,000	3.150	04/27/27		20,403
Wells Fargo & Co.
6,000	3.000	04/22/26		5,858
23,000	3.000	10/23/26		22,291
(SOFR + 1.790%)
50,000	6.303	10/23/29	(a)	52,867
(SOFR + 1.500%)
50,000	5.198	01/23/30	(a)	51,064
Wells Fargo & Co., MTN
(3M U.S. T-Bill MMY + 1.432%)
11,000	3.196	06/17/27	(a)	10,731
(SOFR + 1.510%)
16,000	3.526	03/24/28	(a)	15,595
(3M U.S. T-Bill MMY + 1.572%)
15,000	3.584	05/22/28	(a)	14,539
(SOFR + 2.100%)
15,000	2.393	06/02/28	(a)	14,168
(SOFR + 1.980%)
16,000	4.808	07/25/28	(a)	16,035
(SOFR + 1.740%)
50,000	5.574	07/25/29	(a)	51,418

				2,412,522

Basic Industry – 0.4%
Celanese U.S. Holdings LLC
10,000	6.330	07/15/29		10,548

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Basic Industry – (continued)
Linde, Inc.
$24,000	3.200%	01/30/26	$23,612

			34,160

Broadcasting – 0.2%
Discovery Communications LLC
20,000	3.950	03/20/28	18,948

Building Materials – 0.4%
Stanley Black & Decker, Inc.
40,000	3.400	03/01/26	39,263

Capital Goods – 3.1%
Berry Global, Inc.
20,000	1.650	01/15/27	18,621
Caterpillar Financial Services Corp.
30,000	4.850	02/27/29	30,722
John Deere Capital Corp., MTN
20,000	4.750	01/20/28	20,325
20,000	1.500	03/06/28	18,223
40,000	4.850	06/11/29	40,915
Otis Worldwide Corp.
30,000	2.293	04/05/27	28,409
Republic Services, Inc.
9,000	2.900	07/01/26	8,747
Roper Technologies, Inc.
16,000	1.000	09/15/25	15,403
16,000	3.850	12/15/25	15,852
Trane Technologies Financing Ltd.
40,000	3.500	03/21/26	39,323
Waste Management, Inc.
20,000	7.000	07/15/28	21,829
Westinghouse Air Brake Technologies Corp.
20,000	4.700	09/15/28	20,063
Xylem, Inc.
20,000	1.950	01/30/28	18,394

			296,826

Communications – 1.6%
Charter Communications Operating LLC / Charter Communications Operating Capital
20,000	5.050	03/30/29	19,786
Comcast Corp.
40,000	5.350	11/15/27	41,283
40,000	3.550	05/01/28	38,928
TWDC Enterprises 18 Corp., MTN
8,000	1.850	07/30/26	7,650
Walt Disney Co. (The)
40,000	3.700	03/23/27	39,492

			147,139

Consumer Cyclical – 10.8%
Amazon.com, Inc.
15,000	4.550	12/01/27	15,231
60,000	3.450	04/13/29	58,765
American Honda Finance Corp.
20,000	5.650	11/15/28	20,996
American Honda Finance Corp., GMTN
20,000	3.500	02/15/28	19,451
Booking Holdings, Inc.
43,000	3.600	06/01/26	42,381

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Dollar Tree, Inc.
$30,000	4.200%	05/15/28	$29,449
DR Horton, Inc.
10,000	1.300	10/15/26	9,348
Ford Motor Co.
50,000	4.346	12/08/26	49,344
50,000	6.625	10/01/28	52,593
General Motors Co.
34,000	6.800	10/01/27	35,953
General Motors Financial Co., Inc.
21,000	1.250	01/08/26	20,041
20,000	2.700	08/20/27	18,950
30,000	3.850	01/05/28	29,183
42,000	5.550	07/15/29	43,214
Global Payments, Inc.
40,000	1.200	03/01/26	37,969
10,000	4.450	06/01/28	9,882
Home Depot, Inc. (The)
40,000	4.000	09/15/25	39,822
21,000	2.800	09/14/27	20,200
Lennar Corp.
20,000	4.750	11/29/27	20,128
Lowe’s Cos., Inc.
50,000	4.800	04/01/26	50,157
20,000	1.700	09/15/28	18,012
Marriott International, Inc.
30,000	4.875	05/15/29	30,368
McDonald’s Corp., MTN
40,000	3.500	03/01/27	39,197
Starbucks Corp.
16,000	2.000	03/12/27	15,101
20,000	3.500	03/01/28	19,426
Toll Brothers Finance Corp.
16,000	4.875	11/15/25	16,000
Toyota Motor Credit Corp.
50,000	5.400	11/20/26	51,097
Toyota Motor Credit Corp., MTN
16,000	0.800	01/09/26	15,244
40,000	3.050	03/22/27	38,865
Visa, Inc.
40,000	0.750	08/15/27	36,511
50,000	2.750	09/15/27	48,112
Walmart, Inc.
50,000	3.900	09/09/25	49,774
24,000	1.050	09/17/26	22,603

			1,023,367

Consumer Noncyclical – 3.4%
Abbott Laboratories
20,000	1.150	01/30/28	18,162
AbbVie, Inc.
30,000	4.800	03/15/27	30,374
30,000	4.800	03/15/29	30,525
Altria Group, Inc.
40,000	4.800	02/14/29	40,257
Bristol-Myers Squibb Co.
50,000	4.900	02/22/29	51,006
Centene Corp.
20,000	4.250	12/15/27	19,650

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Eli Lilly & Co.
$24,000	3.100%	05/15/27		$23,396
Johnson & Johnson
30,000	2.900	01/15/28		28,975
Merck & Co., Inc.
16,000	0.750	02/24/26		15,204
Merck Sharp & Dohme Corp.
20,000	6.400	03/01/28		21,290
Philip Morris International, Inc.
30,000	4.875	02/15/28		30,445
Utah Acquisition Sub, Inc.
13,000	3.950	06/15/26		12,822

				322,106

Consumer Products – 0.8%
Kenvue, Inc.
20,000	5.050	03/22/28		20,547
Procter & Gamble Co. (The)
50,000	4.100	01/26/26		49,945
8,000	1.900	02/01/27		7,604

				78,096

Distributors – 0.2%
PACCAR Financial Corp., MTN
20,000	4.600	01/31/29		20,283

Electric – 6.8%
Black Hills Corp.
20,000	5.950	03/15/28		20,929
Dominion Energy, Inc., Series A
17,000	1.450	04/15/26		16,169
DTE Energy Co.
20,000	4.875	06/01/28		20,244
Duke Energy Corp.
20,000	0.900	09/15/25		19,243
16,000	2.650	09/01/26		15,424
40,000	4.300	03/15/28		39,732
Edison International
14,000	4.125	03/15/28		13,744
(US 5 Year CMT T-Note + 3.864%)
10,000	8.125	06/15/53	(a)	10,502
Exelon Corp.
11,000	3.400	04/15/26		10,811
30,000	5.150	03/15/28		30,672
FirstEnergy Corp., Series B
20,000	3.900	07/15/27		19,637
NextEra Energy Capital Holdings, Inc.
40,000	4.900	02/28/28		40,608
NiSource, Inc.
25,000	5.200	07/01/29		25,678
NSTAR Electric Co.
50,000	2.700	06/01/26		48,310
Pacific Gas and Electric Co.
28,000	3.300	03/15/27		27,026
20,000	5.450	06/15/27		20,343
Public Service Electric and Gas Co., MTN
30,000	3.650	09/01/28		29,242
San Diego Gas & Electric Co.
40,000	6.000	06/01/26		41,099

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Electric – (continued)
Sempra
(US 5 Year CMT T-Note + 2.868%)
$10,000	4.125%	04/01/52	(a)	$9,356
Southern California Edison Co.
15,000	5.850	11/01/27		15,645
31,000	5.150	06/01/29		31,905
Southern Co. (The)
16,000	3.250	07/01/26		15,649
Southern Co. Gas Capital Corp.
16,000	3.875	11/15/25		15,790
Southern Power Co.
50,000	0.900	01/15/26		47,543
Southwestern Electric Power Co., Series M
30,000	4.100	09/15/28		29,481
Virginia Electric and Power Co., Series A
37,000	2.875	07/15/29		34,575

				649,357

Electrical – 0.2%
Hubbell, Inc.
22,000	3.500	02/15/28		21,300

Energy – 5.8%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
15,000	3.337	12/15/27		14,556
Boardwalk Pipelines LP
40,000	4.450	07/15/27		39,861
BP Capital Markets America, Inc.
60,000	4.699	04/10/29		60,772
Chevron Corp.
35,000	1.995	05/11/27		33,154
Energy Transfer LP
40,000	4.750	01/15/26		39,919
40,000	5.550	02/15/28		41,101
Exxon Mobil Corp.
24,000	3.043	03/01/26		23,571
13,000	2.275	08/16/26		12,558
Hercules Capital, Inc.
20,000	3.375	01/20/27		19,006
Kinder Morgan, Inc.
20,000	5.000	02/01/29		20,339
MPLX LP
12,000	1.750	03/01/26		11,484
Occidental Petroleum Corp.
50,000	5.875	09/01/25		50,268
ONEOK, Inc.
24,000	5.000	03/01/26		24,049
Plains All American Pipeline LP / PAA Finance Corp.
16,000	4.650	10/15/25		15,948
Sabine Pass Liquefaction LLC
31,000	5.000	03/15/27		31,271
Targa Resources Corp.
20,000	6.150	03/01/29		21,098
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
40,000	6.500	07/15/27		40,525

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Williams Cos., Inc. (The)
$54,000	4.000%	09/15/25	$53,554

			553,034

Financial Company – 3.4%
Air Lease Corp.
37,000	3.625	04/01/27	36,127
20,000	3.625	12/01/27	19,352
Air Lease Corp., GMTN
40,000	3.750	06/01/26	39,320
Ally Financial, Inc.
15,000	7.100	11/15/27	15,954
Ares Capital Corp.
17,000	2.875	06/15/27	15,907
13,000	5.950	07/15/29	13,232
Bain Capital Specialty Finance, Inc.
20,000	2.950	03/10/26	19,164
20,000	2.550	10/13/26	18,764
BGC Group, Inc.
40,000	4.375	12/15/25	39,393
Blackstone Private Credit Fund
20,000	4.000	01/15/29	18,868
Blue Owl Credit Income Corp.
11,000	7.750	01/15/29	11,701
FS KKR Capital Corp.
16,000	3.250	07/15/27	15,048
GATX Corp.
50,000	3.850	03/30/27	48,948
Golub Capital BDC, Inc.
10,000	6.000	07/15/29	10,094

			321,872

Food and Beverage – 1.7%
Campbell Soup Co.
20,000	4.150	03/15/28	19,833
Coca-Cola Co. (The)
50,000	1.500	03/05/28	45,882
Coca-Cola Consolidated, Inc.
40,000	5.250	06/01/29	41,268
Keurig Dr Pepper, Inc.
30,000	3.950	04/15/29	29,369
McCormick & Co., Inc.
16,000	0.900	02/15/26	15,164
PepsiCo, Inc.
11,000	2.850	02/24/26	10,786

			162,302

Healthcare – 2.8%
Cigna Group (The)
50,000	1.250	03/15/26	47,571
CVS Health Corp.
13,000	3.000	08/15/26	12,618
50,000	4.300	03/25/28	49,329
Evernorth Health, Inc.
40,000	4.500	02/25/26	39,940
HCA, Inc.
16,000	4.500	02/15/27	15,960
40,000	5.875	02/01/29	41,600
UnitedHealth Group, Inc.
16,000	3.375	04/15/27	15,699

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Healthcare – (continued)
UnitedHealth Group, Inc. – (continued)
$40,000	5.250%	02/15/28		$41,187

				263,904

Insurance – 2.0%
Berkshire Hathaway Finance Corp.
40,000	2.300	03/15/27		38,333
Horace Mann Educators Corp.
30,000	7.250	09/15/28		32,391
Lincoln National Corp.
30,000	3.800	03/01/28		29,099
Loews Corp.
50,000	3.750	04/01/26		49,398
Prudential Financial, Inc. (3M USD LIBOR + 2.665%)
20,000	5.700	09/15/48	(a)	19,925
Radian Group, Inc.
20,000	4.875	03/15/27		19,975

				189,121

Lodging – 0.1%
Las Vegas Sands Corp.
10,000	3.500	08/18/26		9,703

Media Non Cable – 0.6%
Netflix, Inc.
16,000	4.375	11/15/26		16,077
10,000	6.375	05/15/29		10,838
Warnermedia Holdings, Inc.
30,000	4.054	03/15/29		28,131

				55,046

Mining – 0.1%
Freeport-McMoRan, Inc.
10,000	4.125	03/01/28		9,812

Pharmaceuticals – 0.2%
Viatris, Inc.
16,000	2.300	06/22/27		14,946

Publishing – 0.2%
S&P Global, Inc.
20,000	2.700	03/01/29		18,699

REITs and Real Estate – 1.7%
AvalonBay Communities, Inc., MTN
20,000	3.200	01/15/28		19,293
Boston Properties LP
20,000	4.500	12/01/28		19,526
10,000	3.400	06/21/29		9,241
Brixmor Operating Partnership LP
20,000	3.900	03/15/27		19,576
EPR Properties
8,000	4.500	06/01/27		7,826
Equinix, Inc.
23,000	1.800	07/15/27		21,363
GLP Capital LP / GLP Financing II, Inc.
9,000	5.375	04/15/26		9,016
Simon Property Group LP
16,000	3.500	09/01/25		15,806
16,000	3.300	01/15/26		15,725

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

REITs and Real Estate – (continued)
Ventas Realty LP
$20,000	4.400%	01/15/29	$19,848

			157,220

Revenue – 0.3%
CommonSpirit Health
16,000	1.547	10/01/25	15,386
SSM Health Care Corp.
10,000	4.894	06/01/28	10,127

			25,513

Software – 0.9%
Oracle Corp.
35,000	1.650	03/25/26	33,429
50,000	3.250	11/15/27	48,332

			81,761

Technology – 4.6%
Apple, Inc.
32,000	3.350	02/09/27	31,534
50,000	4.000	05/10/28	50,258
Broadcom Corp. / Broadcom Cayman Finance Ltd.
17,000	3.875	01/15/27	16,786
Broadcom, Inc.
30,000	4.750	04/15/29	30,196
Cisco Systems, Inc.
35,000	4.800	02/26/27	35,591
Dell International LLC / EMC Corp.
35,000	5.250	02/01/28	35,823
Fiserv, Inc.
24,000	3.200	07/01/26	23,447
Hewlett Packard Enterprise Co.
15,000	4.900	10/15/25	14,986
Intel Corp.
40,000	4.875	02/10/28	40,035
International Business Machines Corp.
46,000	6.220	08/01/27	48,361
Intuit, Inc.
16,000	1.350	07/15/27	14,786
Jabil, Inc.
40,000	4.250	05/15/27	39,543
Keysight Technologies, Inc.
8,000	4.600	04/06/27	7,985
Microsoft Corp.
31,000	3.300	02/06/27	30,505
TD SYNNEX Corp.
10,000	2.375	08/09/28	9,130
Vontier Corp.
10,000	2.400	04/01/28	9,140

			438,106

Transportation – 1.1%
CSX Corp.
17,000	3.250	06/01/27	16,587
Ryder System, Inc., MTN
5,000	1.750	09/01/26	4,721
8,000	2.900	12/01/26	7,711
20,000	5.650	03/01/28	20,662
Union Pacific Railroad Co. Pass-Through Trust, Series 14-1
32,800	3.227	05/14/26	31,780

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Transportation – (continued)
United Airlines, Inc. Pass-Through Trust, Series 20-1
$10,562	5.875%	10/15/27		$10,798
United Airlines, Inc. Pass-Through Trust, Series A
14,095	4.300	08/15/25		13,961

				106,220

Water – 0.2%
American Water Capital Corp.
20,000	3.750	09/01/28		19,524

Wireless – 3.7%
American Tower Corp.
13,000	3.375	10/15/26		12,657
40,000	5.500	03/15/28		41,051
AT&T, Inc.
30,000	5.539	02/20/26		30,027
21,000	1.700	03/25/26		20,068
10,000	1.650	02/01/28		9,141
20,000	4.350	03/01/29		19,978
Crown Castle, Inc.
35,000	5.000	01/11/28		35,408
Sprint LLC
30,000	7.625	03/01/26		30,881
T-Mobile USA, Inc.
16,000	3.750	04/15/27		15,699
70,000	2.050	02/15/28		64,426
Verizon Communications, Inc.
25,000	2.100	03/22/28		23,204
50,000	4.329	09/21/28		49,971

				352,511

TOTAL CORPORATE OBLIGATIONS (Cost $7,948,876)				8,040,694

Foreign Corporate Debt – 13.6%
Banks – 9.7%
Bank of Montreal (Canada)
30,000	5.203	02/01/28		30,700
25,000	5.717	09/25/28		26,123
Bank of Nova Scotia (The) (Canada)
17,000	1.050	03/02/26		16,151
17,000	2.700	08/03/26		16,453
50,000	2.951	03/11/27		48,307
Canadian Imperial Bank of Commerce (Canada)
40,000	5.001	04/28/28		40,749
Deutsche Bank AG (Germany)
150,000	5.414	05/10/29		154,250
HSBC Holdings PLC (United Kingdom) (SOFR + 1.970%)
200,000	6.161	03/09/29	(a)	209,019
Mitsubishi UFJ Financial Group, Inc. (Japan)
20,000	3.287	07/25/27		19,396
60,000	3.741	03/07/29		58,118
Royal Bank of Canada (Canada)
31,000	3.625	05/04/27		30,497
Royal Bank of Canada, GMTN (Canada)
40,000	1.150	07/14/26		37,688
20,000	4.240	08/03/27		20,004
Sumitomo Mitsui Financial Group, Inc. (Japan)
20,000	3.446	01/11/27		19,548

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Sumitomo Mitsui Financial Group, Inc. (Japan) – (continued)
$30,000	3.352%	10/18/27		$28,855
50,000	3.544	01/17/28		48,382
20,000	3.944	07/19/28		19,680
Toronto-Dominion Bank (The), MTN (Canada)
100,000	1.200	06/03/26		94,525

				918,445

Brokerage – 0.5%
Brookfield Finance, Inc. (Canada)
50,000	3.900	01/25/28		48,852

Consumer Cyclical – 0.3%
Toyota Motor Corp. (Japan)
28,000	1.339	03/25/26		26,714

Consumer Noncyclical – 0.5%
AstraZeneca PLC (United Kingdom)
50,000	3.375	11/16/25		49,390

Energy – 0.6%
Enbridge, Inc. (Canada) (3M U.S. T-Bill MMY + 3.903%)
16,000	6.250	03/01/78	(a)	15,700
TransCanada PipeLines Ltd. (Canada)
30,000	6.203	03/09/26		30,032
Transcanada Trust (Canada) (3M USD LIBOR + 3.208%)
10,000	5.300	03/15/77	(a)	9,534

				55,266

Financial Company – 0.3%
ORIX Corp. (Japan)
30,000	5.000	09/13/27		30,318

Food and Beverage – 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
50,000	4.750	01/23/29		50,928

Forest Products & Paper – 0.2%
Suzano Austria GmbH (Brazil)
17,000	2.500	09/15/28		15,256

Insurance – 0.6%
Manulife Financial Corp. (Canada)
60,000	2.484	05/19/27		57,108

Technology – 0.4%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
40,000	3.875	06/18/26		39,425

TOTAL FOREIGN CORPORATE DEBT (Cost $1,269,951)				1,291,702

TOTAL INVESTMENTS – 98.4% (Cost $9,218,827)				$9,332,396

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%				148,370

NET ASSETS – 100.0%				$9,480,766

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Schedule of Investments (continued) August 31, 2024

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2024.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – 81.9%

Aerospace & Defense – 2.2%
Boeing Co. (The)
$300,000	2.196%	02/04/26		$287,353
262,000	2.700	02/01/27		248,192
540,000	3.250	02/01/28		509,447
360,000	3.200	03/01/29		331,237
262,000	2.950	02/01/30		233,059
1,400,000	5.150	05/01/30		1,400,016
450,000	3.625	02/01/31		409,060
480,000	3.600	05/01/34		405,386
300,000	3.250	02/01/35		242,007
800,000	5.705	05/01/40		774,502
249,000	3.900	05/01/49		177,161
410,000	3.750	02/01/50		285,515
1,000,000	5.805	05/01/50		939,275
990,000	6.858	05/01/54	(a)	1,070,280
500,000	5.930	05/01/60		473,043
100,000	7.008	05/01/64	(a)	107,849
General Dynamics Corp.
600,000	3.500	04/01/27		590,170
400,000	3.750	05/15/28		394,454
250,000	4.250	04/01/40		228,067
384,000	4.250	04/01/50		338,287
L3Harris Technologies, Inc.
770,000	4.400	06/15/28		758,529
Lockheed Martin Corp.
250,000	5.100	11/15/27		256,996
620,000	5.250	01/15/33		652,195
1,000,000	4.750	02/15/34		1,013,233
193,000	4.070	12/15/42		170,681
260,000	3.800	03/01/45		218,081
100,000	4.700	05/15/46		94,701
200,000	2.800	06/15/50		134,960
168,000	4.090	09/15/52		142,879
220,000	4.150	06/15/53		188,711
200,000	5.700	11/15/54		217,911
148,000	5.900	11/15/63		165,165
Northrop Grumman Corp.
100,000	4.030	10/15/47		83,418
300,000	5.250	05/01/50		298,880
400,000	5.200	06/01/54		395,962
RTX Corp.
330,000	5.750	11/08/26		338,219
1,600,000	6.000	03/15/31		1,724,632
1,000,000	6.100	03/15/34		1,091,410
520,000	4.500	06/01/42		469,792
960,000	4.150	05/15/45		814,383
400,000	3.750	11/01/46		317,085
540,000	4.625	11/16/48		487,183

				19,479,366

Agriculture – 0.5%
Archer-Daniels-Midland Co.
562,000	3.250	03/27/30		530,449
500,000	2.900	03/01/32		445,319
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co. Sarl
250,000	2.500	01/15/27		237,812
100,000	3.000	05/15/32		85,500
146,000	5.750	04/01/33		149,650

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Agriculture – (continued)
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co. Sarl – (continued)
$700,000	6.750%	03/15/34	(a)	$769,125
960,000	4.375	02/02/52		760,800
530,000	6.500	12/01/52		560,475
350,000	7.250	11/15/53	(a)	402,500

				3,941,630

Banks – 20.0%
American Express Co.
649,000	4.200	11/06/25		645,890
660,000	4.900	02/13/26		662,705
470,000	3.125	05/20/26		458,950
250,000	1.650	11/04/26		235,409
300,000	3.300	05/03/27		291,596
200,000	5.850	11/05/27		209,076
600,000	4.050	05/03/29		596,655
200,000	4.050	12/03/42		176,890
(SOFR + 1.330%)
850,000	6.338	10/30/26	(b)	864,189
(SOFR + 0.970%)
200,000	5.389	07/28/27	(b)	203,101
(SOFRINDX + 1.280%)
1,000,000	5.282	07/27/29	(b)	1,026,250
(SOFR + 1.940%)
250,000	6.489	10/30/31	(b)	274,426
(SOFR + 2.255%)
192,000	4.989	05/26/33	(b)	191,700
Bank of America Corp.
(SOFR + 0.960%)
1,739,000	1.734	07/22/27	(b)	1,651,295
(SOFR + 1.340%)
660,000	5.933	09/15/27	(b)	674,510
(3M U.S. T-Bill MMY +
1.774%)
485,000	3.705	04/24/28	(b)	473,338
(SOFR + 1.990%)
920,000	6.204	11/10/28	(b)	963,512
(3M U.S. T-Bill MMY + 1.302%)
1,148,000	3.419	12/20/28	(b)	1,108,193
(SOFR + 2.150%)
519,000	2.592	04/29/31	(b)	464,869
(SOFR + 1.320%)
1,070,000	2.687	04/22/32	(b)	940,403
(SOFR + 1.220%)
882,000	2.299	07/21/32	(b)	750,013
(SOFR + 1.210%)
700,000	2.572	10/20/32	(b)	603,650
(SOFR + 1.910%)
1,410,000	5.288	04/25/34	(b)	1,448,249
(US 5 Year CMT T-Note + 1.200%)
334,000	2.482	09/21/36	(b)	276,583
860,000	6.110	01/29/37		933,831
370,000	7.750	05/14/38		458,501
(US 5 Year CMT T-Note + 2.000%)
100,000	3.846	03/08/37	(b)	90,686

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
(3M U.S. T-Bill MMY +
2.076%)
$418,000	4.244%	04/24/38	(b)	$386,670
(SOFR + 1.580%)
619,000	3.311	04/22/42	(b)	488,680
(3M U.S. T-Bill MMY +
1.452%)
210,000	3.946	01/23/49	(b)	174,109
Bank of America Corp., GMTN
320,000	3.500	04/19/26		315,214
(3M U.S. T-Bill MMY +
1.632%)
1,148,000	3.593	07/21/28	(b)	1,112,554
Bank of America Corp., MTN
215,000	3.875	08/01/25		213,476
253,000	4.450	03/03/26		251,805
423,000	4.250	10/22/26		420,530
694,000	3.248	10/21/27		672,839
248,000	5.875	02/07/42		270,840
334,000	5.000	01/21/44		333,250
(SOFR + 1.010%)
960,000	1.197	10/24/26	(b)	920,911
(3M U.S. T-Bill MMY +
1.322%)
760,000	3.559	04/23/27	(b)	745,090
(3M U.S. T-Bill MMY +
1.837%)
628,000	3.824	01/20/28	(b)	616,526
(SOFR + 1.050%)
490,000	2.551	02/04/28	(b)	464,633
(SOFR + 2.040%)
1,490,000	4.948	07/22/28	(b)	1,504,260
(3M U.S. T-Bill MMY +
1.332%)
150,000	3.970	03/05/29	(b)	146,552
(SOFR + 1.060%)
680,000	2.087	06/14/29	(b)	621,960
(3M U.S. T-Bill MMY +
1.572%)
1,445,000	4.271	07/23/29	(b)	1,429,475
(3M U.S. T-Bill MMY +
1.472%)
504,000	3.974	02/07/30	(b)	490,842
(3M U.S. T-Bill MMY +
1.442%)
200,000	3.194	07/23/30	(b)	187,335
(3M U.S. T-Bill MMY +
1.452%)
281,000	2.884	10/22/30	(b)	257,164
(3M U.S. T-Bill MMY +
1.252%)
525,000	2.496	02/13/31	(b)	469,615
(SOFR + 1.530%)
930,000	1.898	07/23/31	(b)	797,001
(SOFR + 1.370%)
800,000	1.922	10/24/31	(b)	681,748
(SOFR + 1.330%)
622,000	2.972	02/04/33	(b)	548,124

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
(3M U.S. T-Bill MMY +
1.582%)
$208,000	4.078%	04/23/40	(b)	$185,382
(SOFR + 1.930%)
704,000	2.676	06/19/41	(b)	512,499
(3M U.S. T-Bill MMY +
2.252%)
354,000	4.443	01/20/48	(b)	316,822
(3M U.S. T-Bill MMY +
1.782%)
477,000	4.330	03/15/50	(b)	419,729
(3M U.S. T-Bill MMY +
3.412%)
2,826,000	4.083	03/20/51	(b)	2,407,267
Bank of America Corp., Series L
1,123,000	4.183	11/25/27		1,113,552
Bank of America Corp., Series N
(SOFR + 1.220%)
500,000	2.651	03/11/32	(b)	439,520
Bank of America NA
250,000	5.526	08/18/26		255,440
500,000	6.000	10/15/36		541,803
Bank of New York Mellon Corp. (The), MTN
50,000	2.800	05/04/26		48,630
1,000,000	2.050	01/26/27		950,577
290,000	3.250	05/16/27		282,093
636,000	3.400	01/29/28		616,260
372,000	3.850	04/28/28		367,376
144,000	3.300	08/23/29		135,882
(3M U.S. T-Bill MMY +
1.331%)
1,087,000	3.442	02/07/28	(b)	1,060,623
(SOFR + 1.845%)
810,000	6.474	10/25/34	(b)	902,312
Capital One Financial Corp.
50,000	4.200	10/29/25		49,495
450,000	3.750	03/09/27		440,330
300,000	3.650	05/11/27		292,443
690,000	3.800	01/31/28		667,435
(SOFR + 0.855%)
200,000	1.878	11/02/27	(b)	187,730
(SOFR + 2.057%)
250,000	4.927	05/10/28	(b)	250,907
(SOFR + 2.080%)
200,000	5.468	02/01/29	(b)	203,174
(SOFR + 2.640%)
1,000,000	6.312	06/08/29	(b)	1,044,488
(SOFR + 1.337%)
180,000	2.359	07/29/32	(b)	144,006
(SOFR + 2.370%)
1,200,000	5.268	05/10/33	(b)	1,196,615
(SOFR + 2.600%)
1,000,000	5.817	02/01/34	(b)	1,019,776
(SOFR + 2.860%)
500,000	6.377	06/08/34	(b)	529,654
Charles Schwab Corp. (The)
1,610,000	0.900	03/11/26		1,525,960
2,000,000	1.150	05/13/26		1,892,475

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
Charles Schwab Corp. (The) – (continued)
$750,000	5.875%	08/24/26		$769,119
Citibank NA
2,000,000	5.570	04/30/34		2,095,192
Citigroup, Inc.
750,000	3.700	01/12/26		740,856
750,000	3.400	05/01/26		735,697
1,000,000	4.125	07/25/28		983,561
1,080,000	5.300	05/06/44		1,065,371
600,000	4.650	07/30/45		547,455
100,000	4.750	05/18/46		90,553
(SOFR + 0.765%)
1,500,000	1.122	01/28/27	(b)	1,422,619
(SOFR + 0.770%)
100,000	1.462	06/09/27	(b)	94,566
(3M U.S. T-Bill MMY +
1.454%)
1,150,000	4.075	04/23/29	(b)	1,133,703
(SOFR + 1.364%)
500,000	5.174	02/13/30	(b)	508,169
(SOFR + 1.422%)
100,000	2.976	11/05/30	(b)	92,193
(SOFR + 2.107%)
200,000	2.572	06/03/31	(b)	177,627
(SOFR + 1.177%)
100,000	2.520	11/03/32	(b)	85,540
(SOFR + 1.939%)
1,700,000	3.785	03/17/33	(b)	1,565,219
(SOFR + 2.086%)
700,000	4.910	05/24/33	(b)	694,966
(SOFR + 2.338%)
500,000	6.270	11/17/33	(b)	541,142
(SOFR + 2.661%)
1,250,000	6.174	05/25/34	(b)	1,319,533
(SOFR + 2.056%)
500,000	5.827	02/13/35	(b)	514,448
(SOFR + 1.447%)
1,500,000	5.449	06/11/35	(b)	1,541,652
(3M U.S. T-Bill MMY +
1.430%)
100,000	3.878	01/24/39	(b)	87,665
(SOFR + 4.548%)
840,000	5.316	03/26/41	(b)	838,050
(SOFR + 1.379%)
450,000	2.904	11/03/42	(b)	328,017
Citizens Bank NA
(SOFR + 2.000%)
655,000	4.575	08/09/28	(b)	649,788
Citizens Financial Group, Inc.
100,000	3.250	04/30/30		91,537
Discover Financial Services
100,000	4.100	02/09/27		98,232
1,640,000	6.700	11/29/32		1,782,189
Fifth Third Bancorp
456,000	2.550	05/05/27		432,380
190,000	8.250	03/01/38		234,114
(SOFRINDX + 2.192%)
300,000	6.361	10/27/28	(b)	312,693

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)
Banks – (continued)
(SOFRINDX + 2.127%)
$1,100,000	4.772%	07/28/30	(b)	$1,092,002
Fifth Third Bank NA
560,000	3.850	03/15/26		549,388
JPMorgan Chase & Co.
830,000	3.300	04/01/26		815,622
690,000	3.200	06/15/26		677,338
290,000	4.125	12/15/26		288,058
251,000	4.250	10/01/27		250,496
184,000	3.625	12/01/27		179,759
513,000	6.400	05/15/38		596,993
147,000	5.500	10/15/40		154,813
226,000	5.600	07/15/41		241,296
328,000	5.400	01/06/42		342,373
190,000	5.625	08/16/43		201,848
701,000	4.850	02/01/44		688,954
554,000	4.950	06/01/45		537,176
(SOFR + 0.800%)
800,000	1.045	11/19/26	(b)	764,451
(3M U.S. T-Bill MMY +
1.507%)
500,000	3.960	01/29/27	(b)	494,006
(SOFR + 0.885%)
600,000	1.578	04/22/27	(b)	569,562
(3M U.S. T-Bill MMY +
1.599%)
653,000	3.782	02/01/28	(b)	638,791
(SOFR + 1.170%)
655,000	2.947	02/24/28	(b)	630,454
(SOFR + 0.930%)
120,000	5.571	04/22/28	(b)	123,108
(SOFR + 1.560%)
950,000	4.323	04/26/28	(b)	941,282
(3M U.S. T-Bill MMY +
1.642%)
1,064,000	3.540	05/01/28	(b)	1,037,410
622,000	3.964	11/15/48	(b)	520,275
(SOFR + 1.890%)
1,002,000	2.182	06/01/28	(b)	942,349
(SOFR + 1.990%)
675,000	4.851	07/25/28	(b)	678,949
(3M U.S. T-Bill MMY +
1.207%)
1,922,000	3.509	01/23/29	(b)	1,863,485
(3M U.S. T-Bill MMY +
1.382%)
518,000	4.005	04/23/29	(b)	507,763
(SOFR + 1.015%)
450,000	2.069	06/01/29	(b)	409,867
(SOFR + 1.570%)
1,000,000	6.087	10/23/29	(b)	1,056,957
(3M U.S. T-Bill MMY +
1.592%)
2,450,000	4.452	12/05/29	(b)	2,433,576
(3M U.S. T-Bill MMY +
1.422%)
114,000	3.702	05/06/30	(b)	109,772

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.750%)
$230,000	4.565%	06/14/30	(b)	$229,910
	(3M U.S. T-Bill MMY + 1.510%)
692,000	2.739	10/15/30	(b)	630,815
360,000	2.525	11/19/41	(b)	258,308
	(3M U.S. T-Bill MMY + 3.790%)
400,000	4.493	03/24/31	(b)	396,548
	(SOFR + 2.040%)
1,130,000	2.522	04/22/31	(b)	1,014,948
	(3M U.S. T-Bill MMY + 2.515%)
358,000	2.956	05/13/31	(b)	325,507
	(3M U.S. T-Bill MMY + 1.105%)
80,000	1.764	11/19/31	(b)	67,491
	(SOFR + 1.065%)
1,052,000	1.953	02/04/32	(b)	887,748
	(3M U.S. T-Bill MMY + 1.250%)
1,104,000	2.580	04/22/32	(b)	965,980
	(SOFR + 1.180%)
1,067,000	2.545	11/08/32	(b)	924,416
	(SOFR + 1.260%)
600,000	2.963	01/25/33	(b)	529,547
	(SOFR + 1.800%)
500,000	4.586	04/26/33	(b)	491,095
	(SOFR + 1.845%)
1,000,000	5.350	06/01/34	(b)	1,029,252
	(SOFR + 1.810%)
680,000	6.254	10/23/34	(b)	746,676
	(SOFR + 1.460%)
2,630,000	5.294	07/22/35	(b)	2,704,658
100,000	3.157	04/22/42	(b)	77,900
	(3M U.S. T-Bill MMY + 1.622%)
485,000	3.882	07/24/38	(b)	434,149
	(3M U.S. T-Bill MMY + 2.460%)
110,000	3.109	04/22/41	(b)	86,256
	(3M U.S. T-Bill MMY + 1.842%)
271,000	4.260	02/22/48	(b)	239,014
	(3M U.S. T-Bill MMY + 1.722%)
268,000	4.032	07/24/48	(b)	228,438
	(3M U.S. T-Bill MMY + 1.482%)
290,000	3.897	01/23/49	(b)	241,556
	(SOFR + 2.440%)
368,000	3.109	04/22/51	(b)	264,495
	(SOFR + 1.580%)
760,000	3.328	04/22/52	(b)	566,262
JPMorgan Chase Bank NA
250,000	5.110	12/08/26		254,200
KeyBank NA
640,000	4.900	08/08/32		604,527

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
KeyCorp
	(SOFR + 2.420%)
$850,000	6.401%	03/06/35	(b)	$910,934
KeyCorp, MTN
100,000	4.100	04/30/28		97,286
690,000	2.550	10/01/29		615,169
M&T Bank Corp.
	(SOFR + 2.800%)
700,000	7.413	10/30/29	(b)	760,517
Manufacturers & Traders Trust Co.
1,610,000	4.700	01/27/28		1,595,011
Morgan Stanley
	(SOFR + 1.770%)
500,000	6.138	10/16/26	(b)	506,550
250,000	3.950	04/23/27		245,771
600,000	3.591	07/22/28	(b)	580,838
645,000	3.971	07/22/38	(b)	572,710
600,000	6.375	07/24/42		690,324
510,000	4.300	01/27/45		457,158
	(SOFR + 1.610%)
450,000	4.210	04/20/28	(b)	446,420
	(SOFR + 1.290%)
3,780,000	2.943	01/21/33	(b)	3,324,580
	(SOFR + 1.730%)
1,000,000	5.466	01/18/35	(b)	1,030,676
	(SOFR + 1.360%)
755,000	2.484	09/16/36	(b)	618,091
	(SOFR + 2.620%)
2,015,000	5.297	04/20/37	(b)	1,999,454
	(US 5 Year CMT T-Note + 2.430%)
100,000	5.948	01/19/38	(b)	103,700
	(3M U.S. T-Bill MMY + 1.693%)
1,340,000	4.457	04/22/39	(b)	1,254,714
	(SOFR + 1.485%)
300,000	3.217	04/22/42	(b)	234,815
Morgan Stanley, GMTN
920,000	3.875	01/27/26		910,442
200,000	4.350	09/08/26		198,575
	(3M U.S. T-Bill MMY + 1.402%)
460,000	3.772	01/24/29	(b)	448,709
	(SOFR + 1.143%)
650,000	2.699	01/22/31	(b)	586,463
	(SOFR + 4.840%)
100,000	5.597	03/24/51	(b)	107,526
Morgan Stanley, MTN
	(SOFR + 1.034%)
2,280,000	1.794	02/13/32	(b)	1,895,252
	(SOFR + 1.870%)
200,000	5.250	04/21/34	(b)	203,752
815,000	4.375	01/22/47		726,848
	(SOFR + 1.430%)
4,820,000	2.802	01/25/52	(b)	3,242,763
Morgan Stanley Bank NA
250,000	4.754	04/21/26		251,300
250,000	5.882	10/30/26		257,473

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
Northern Trust Corp.
$1,000,000	3.950%	10/30/25		$991,793
PNC Bank NA
500,000	2.700	10/22/29		453,266
PNC Financial Services Group, Inc. (The)
1,150,000	2.600	07/23/26		1,109,831
1,320,000	3.450	04/23/29		1,267,703
	(SOFRINDX + 1.085%)
100,000	4.758	01/26/27	(b)	100,061
	(SOFR + 1.841%)
1,300,000	5.582	06/12/29	(b)	1,343,562
	(SOFR + 1.198%)
850,000	5.492	05/14/30	(b)	876,650
	(SOFRINDX + 2.140%)
250,000	6.037	10/28/33	(b)	265,497
	(SOFR + 2.284%)
500,000	6.875	10/20/34	(b)	562,249
Santander Holdings USA, Inc.
920,000	3.244	10/05/26		888,653
	(SOFR + 1.249%)
444,000	2.490	01/06/28	(b)	415,571
	(SOFR + 2.356%)
223,000	6.499	03/09/29	(b)	232,191
State Street Corp.
	(SOFR + 1.018%)
300,000	4.530	02/20/29	(b)	300,625
500,000	2.400	01/24/30		455,152
Synchrony Bank
400,000	5.400	08/22/25		400,193
Synchrony Financial
724,000	3.950	12/01/27		694,682
Truist Bank
350,000	3.800	10/30/26		342,674
Truist Financial Corp., MTN
	(SOFR + 2.050%)
570,000	6.047	06/08/27	(b)	582,063
	(SOFR + 1.368%)
200,000	4.123	06/06/28	(b)	196,572
	(SOFR + 1.435%)
1,250,000	4.873	01/26/29	(b)	1,248,172
	(SOFR + 1.620%)
1,000,000	5.435	01/24/30	(b)	1,022,417
	(SOFR + 2.240%)
1,610,000	4.916	07/28/33	(b)	1,558,705
	(SOFR + 1.922%)
330,000	5.711	01/24/35	(b)	342,162
U.S. Bancorp
	(US 5 Year CMT T-Note + 0.950%)
300,000	2.491	11/03/36	(b)	248,541
U.S. Bancorp, MTN
386,000	3.100	04/27/26		376,520
755,000	3.900	04/26/28		739,669
1,337,000	3.000	07/30/29		1,239,314
300,000	1.375	07/22/30		252,797
	(SOFR + 0.730%)
300,000	2.215	01/27/28	(b)	282,979

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 1.660%)
$390,000	4.548%	07/22/28	(b)	$389,912
	(SOFR + 1.020%)
950,000	2.677	01/27/33	(b)	816,945
U.S. Bancorp, Series V
100,000	2.375	07/22/26		96,454
U.S. Bancorp, Series X
535,000	3.150	04/27/27		519,779
Wells Fargo & Co.
815,000	3.000	04/22/26		795,698
1,234,000	3.000	10/23/26		1,195,948
550,000	5.375	11/02/43		545,777
1,007,000	3.900	05/01/45		839,110
	(SOFR + 2.060%)
1,345,000	6.491	10/23/34	(b)	1,479,661
	(SOFR + 2.530%)
1,119,000	3.068	04/30/41	(b)	857,923
Wells Fargo & Co., GMTN
350,000	4.300	07/22/27		348,831
404,000	4.900	11/17/45		369,691
Wells Fargo & Co., MTN
272,000	3.550	09/29/25		268,641
226,000	4.100	06/03/26		223,618
293,000	4.400	06/14/46		249,951
400,000	4.750	12/07/46		357,992
	(SOFR + 1.560%)
601,000	4.540	08/15/26	(b)	598,332
	(3M U.S. T-Bill MMY + 1.432%)
320,000	3.196	06/17/27	(b)	312,163
976,000	2.879	10/30/30	(b)	894,875
	(SOFR + 1.510%)
50,000	3.526	03/24/28	(b)	48,733
	(SOFR + 1.070%)
550,000	5.707	04/22/28	(b)	562,872
	(3M U.S. T-Bill MMY + 1.572%)
168,000	3.584	05/22/28	(b)	162,832
	(SOFR + 2.100%)
955,000	2.393	06/02/28	(b)	902,019
900,000	4.897	07/25/33	(b)	893,375
	(SOFR + 1.980%)
500,000	4.808	07/25/28	(b)	501,087
	(SOFR + 1.740%)
1,825,000	5.574	07/25/29	(b)	1,876,752
	(3M U.S. T-Bill MMY + 1.262%)
900,000	2.572	02/11/31	(b)	808,127
	(3M U.S. T-Bill MMY + 4.032%)
200,000	4.478	04/04/31	(b)	197,591
	(SOFR + 1.500%)
750,000	3.350	03/02/33	(b)	678,778
	(SOFR + 1.990%)
1,215,000	5.557	07/25/34	(b)	1,260,429
	(3M U.S. T-Bill MMY + 4.502%)
1,192,000	5.013	04/04/51	(b)	1,157,608

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
	(SOFR + 2.130%)
$830,000	4.611%	04/25/53	(b)	$750,439
Wells Fargo Bank NA
1,310,000	5.550	08/01/25		1,320,150
400,000	6.600	01/15/38		453,203

				173,707,024

Basic Industry – 0.8%
Air Products and Chemicals, Inc.
270,000	2.700	05/15/40		202,973
Celanese U.S. Holdings LLC
200,000	6.165	07/15/27		206,241
600,000	6.350	11/15/28		631,157
100,000	6.550	11/15/30		107,187
500,000	6.700	11/15/33		540,282
Dow Chemical Co. (The)
568,000	7.375	11/01/29		641,636
200,000	4.375	11/15/42		173,022
390,000	5.550	11/30/48		384,368
200,000	3.600	11/15/50		146,018
DuPont de Nemours, Inc.
150,000	5.419	11/15/48		162,521
LYB International Finance BV
1,090,000	5.250	07/15/43		1,037,360
693,000	4.875	03/15/44		626,996
LYB International Finance III LLC
240,000	4.200	10/15/49		191,246
263,000	4.200	05/01/50		208,459
200,000	3.625	04/01/51		144,330
LyondellBasell Industries NV
200,000	4.625	02/26/55		168,926
Sherwin-Williams Co. (The)
288,000	3.450	06/01/27		280,675
1,000,000	2.950	08/15/29		931,533
300,000	4.500	06/01/47		265,705
Weyerhaeuser Co.
150,000	4.000	11/15/29		145,487
100,000	4.000	04/15/30		96,575

				7,292,697

Broadcasting – 0.2%
Discovery Communications LLC
200,000	4.650	05/15/50		145,115
Fox Corp.
1,780,000	6.500	10/13/33		1,930,739

				2,075,854

Brokerage – 0.7%
BlackRock, Inc.
580,000	3.250	04/30/29		559,529
300,000	2.400	04/30/30		271,307
200,000	1.900	01/28/31		172,229
150,000	2.100	02/25/32		127,707
1,870,000	4.750	05/25/33		1,894,765
Intercontinental Exchange, Inc.
330,000	2.100	06/15/30		290,545
290,000	1.850	09/15/32		236,352
360,000	4.600	03/15/33		358,931
510,000	3.000	06/15/50		354,168
392,000	4.950	06/15/52		383,669

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Brokerage – (continued)
Intercontinental Exchange, Inc. – (continued)
$416,000	3.000%	09/15/60		$268,257
450,000	5.200	06/15/62		450,629
Jefferies Financial Group, Inc.
200,000	5.875	07/21/28		206,871
365,000	4.150	01/23/30		351,670
244,000	2.625	10/15/31		207,266
Nasdaq, Inc.
100,000	5.950	08/15/53		106,865
100,000	6.100	06/28/63		109,125

				6,349,885

Capital Goods – 1.8%
3M Co.
600,000	3.250	08/26/49		434,555
3M Co., MTN
200,000	4.000	09/14/48		169,711
Berry Global, Inc.
200,000	5.800	06/15/31	(a)	206,250
Caterpillar Financial Services Corp., MTN
200,000	4.350	05/15/26		200,052
Caterpillar, Inc.
40,000	2.600	04/09/30		36,827
80,000	5.200	05/27/41		81,605
388,000	3.803	08/15/42		332,201
246,000	3.250	09/19/49		183,405
Cummins, Inc.
1,000,000	5.150	02/20/34		1,038,204
Deere & Co.
266,000	3.900	06/09/42		232,215
190,000	3.750	04/15/50		157,585
Eaton Corp.
581,000	4.150	03/15/33		564,214
General Electric Co., MTN
135,000	6.750	03/15/32		153,089
Honeywell International, Inc.
263,000	2.500	11/01/26		253,933
80,000	2.700	08/15/29		74,749
290,000	1.750	09/01/31		243,713
300,000	5.000	02/15/33		309,093
200,000	4.500	01/15/34		198,425
200,000	5.250	03/01/54		203,618
Illinois Tool Works, Inc.
121,000	2.650	11/15/26		117,172
1,710,000	3.900	09/01/42		1,476,702
John Deere Capital Corp., MTN
250,000	0.700	01/15/26		237,927
100,000	4.700	06/10/30		102,392
John Deere Capital Corp., Series I
540,000	5.150	09/08/33		562,406
Otis Worldwide Corp.
624,000	2.565	02/15/30		563,335
Parker-Hannifin Corp.
250,000	4.250	09/15/27		248,516
660,000	3.250	06/14/29		626,269
200,000	4.500	09/15/29		200,729
Regal Rexnord Corp.
100,000	6.050	02/15/26		101,251
1,140,000	6.400	04/15/33		1,208,560

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Capital Goods – (continued)
Republic Services, Inc.
$390,000	3.950%	05/15/28	$384,744
1,000,000	4.875	04/01/29	1,020,516
500,000	5.000	04/01/34	509,146
Waste Management, Inc.
1,000,000	4.875	02/15/29	1,026,197
900,000	4.625	02/15/30	912,837
304,000	1.500	03/15/31	253,260
Westinghouse Air Brake Technologies Corp.
316,000	3.450	11/15/26	308,307
306,000	4.700	09/15/28	306,957

			15,240,667

Communications – 4.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
337,000	3.750	02/15/28	322,090
374,000	4.200	03/15/28	361,796
194,000	2.250	01/15/29	171,367
128,000	5.050	03/30/29	126,634
323,000	2.800	04/01/31	273,695
180,000	2.300	02/01/32	143,781
300,000	6.550	06/01/34	310,263
1,005,000	6.384	10/23/35	1,014,252
388,000	5.375	04/01/38	352,656
400,000	3.500	06/01/41	279,377
712,000	6.484	10/23/45	681,169
401,000	5.375	05/01/47	335,463
432,000	5.750	04/01/48	375,026
410,000	5.125	07/01/49	328,249
570,000	4.800	03/01/50	433,291
674,000	3.700	04/01/51	427,014
350,000	3.900	06/01/52	229,233
200,000	5.250	04/01/53	163,702
354,000	3.850	04/01/61	215,114
254,000	4.400	12/01/61	171,607
262,000	3.950	06/30/62	161,736
580,000	5.500	04/01/63	468,468
Comcast Corp.
1,000,000	3.375	08/15/25	988,145
400,000	3.150	02/15/28	385,305
400,000	3.550	05/01/28	389,284
400,000	4.150	10/15/28	396,857
700,000	4.550	01/15/29	706,521
150,000	2.650	02/01/30	137,138
400,000	3.400	04/01/30	379,291
270,000	4.250	10/15/30	267,010
500,000	5.500	11/15/32	528,587
600,000	4.250	01/15/33	580,197
500,000	4.650	02/15/33	499,562
300,000	7.050	03/15/33	347,203
250,000	4.800	05/15/33	251,494
1,000,000	4.200	08/15/34	952,660
920,000	5.650	06/15/35	976,717
400,000	4.400	08/15/35	383,773
540,000	3.900	03/01/38	478,278
250,000	4.600	08/15/45	226,915
150,000	4.000	08/15/47	123,060
400,000	3.969	11/01/47	327,601

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Communications – (continued)
Comcast Corp. – (continued)
$200,000	4.000%	03/01/48	$163,749
400,000	4.700	10/15/48	368,611
500,000	3.999	11/01/49	407,103
400,000	3.450	02/01/50	296,436
800,000	2.800	01/15/51	518,921
800,000	2.887	11/01/51	526,616
400,000	2.450	08/15/52	237,199
210,000	5.350	05/15/53	209,683
750,000	2.937	11/01/56	478,249
436,000	4.950	10/15/58	408,688
472,000	2.650	08/15/62	272,693
750,000	2.987	11/01/63	463,397
Meta Platforms, Inc.
50,000	4.800	05/15/30	51,519
400,000	5.600	05/15/53	420,985
410,000	4.650	08/15/62	369,188
Netflix, Inc.
325,000	4.375	11/15/26	326,551
690,000	5.875	11/15/28	729,054
227,000	6.375	05/15/29	246,029
Omnicom Group Inc / Omnicom Capital, Inc.
770,000	3.600	04/15/26	756,404
Omnicom Group, Inc.
113,000	2.600	08/01/31	98,507
Time Warner Cable Enterprises LLC
726,000	8.375	07/15/33	824,715
Time Warner Cable LLC
170,000	6.550	05/01/37	166,997
304,000	7.300	07/01/38	317,072
422,000	6.750	06/15/39	419,670
180,000	5.875	11/15/40	162,345
431,000	5.500	09/01/41	372,094
TWDC Enterprises 18 Corp., GMTN
290,000	4.125	06/01/44	252,249
TWDC Enterprises 18 Corp., MTN
245,000	1.850	07/30/26	234,275
102,000	2.950	06/15/27	98,580
Walt Disney Co. (The)
557,000	2.200	01/13/28	522,253
110,000	2.000	09/01/29	98,869
422,000	3.800	03/22/30	410,795
960,000	2.650	01/13/31	865,007
300,000	6.200	12/15/34	336,946
75,000	6.400	12/15/35	85,169
400,000	6.650	11/15/37	466,594
250,000	4.625	03/23/40	240,723
940,000	2.750	09/01/49	623,105
270,000	4.700	03/23/50	255,023
200,000	3.600	01/13/51	155,801
383,000	3.800	05/13/60	297,330
Warnermedia Holdings, Inc.
1,450,000	3.755	03/15/27	1,391,319
500,000	4.054	03/15/29	468,849
1,300,000	5.050	03/15/42	1,039,880
700,000	5.141	03/15/52	530,999
1,290,000	5.391	03/15/62	970,826

			35,628,648

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – 8.1%
Amazon.com, Inc.
$203,000	5.200%	12/03/25	$205,046
200,000	1.200	06/03/27	184,814
1,380,000	3.150	08/22/27	1,347,396
400,000	4.650	12/01/29	410,555
473,000	1.500	06/03/30	410,044
600,000	3.600	04/13/32	573,175
420,000	4.800	12/05/34	432,695
715,000	3.875	08/22/37	656,175
400,000	2.875	05/12/41	311,481
232,000	4.950	12/05/44	235,627
659,000	4.050	08/22/47	575,905
400,000	2.500	06/03/50	255,616
1,278,000	3.100	05/12/51	923,245
582,000	4.250	08/22/57	514,815
400,000	2.700	06/03/60	250,011
500,000	3.250	05/12/61	349,396
420,000	4.100	04/13/62	354,129
American Honda Finance Corp., GMTN
200,000	5.800	10/03/25	202,473
250,000	5.125	07/07/28	256,763
200,000	4.900	01/10/34	202,201
American Honda Finance Corp., MTN
100,000	2.000	03/24/28	92,323
Booking Holdings, Inc.
100,000	3.600	06/01/26	98,559
136,000	4.625	04/13/30	137,494
Costco Wholesale Corp.
232,000	3.000	05/18/27	226,512
555,000	1.375	06/20/27	516,558
100,000	1.600	04/20/30	87,215
876,000	1.750	04/20/32	733,175
Dollar Tree, Inc.
414,000	4.200	05/15/28	406,390
eBay, Inc.
490,000	4.000	07/15/42	407,848
Ford Motor Co.
100,000	4.346	12/08/26	98,688
1,000,000	3.250	02/12/32	855,656
550,000	5.291	12/08/46	497,515
Ford Motor Credit Co. LLC
500,000	4.134	08/04/25	494,671
500,000	4.542	08/01/26	494,913
200,000	4.271	01/09/27	196,148
1,455,000	5.800	03/05/27	1,477,676
500,000	2.900	02/16/28	462,970
400,000	6.800	05/12/28	420,015
1,500,000	6.798	11/07/28	1,579,954
300,000	2.900	02/10/29	271,862
500,000	5.113	05/03/29	493,270
500,000	7.350	03/06/30	542,587
1,000,000	7.122	11/07/33	1,080,035
General Motors Co.
450,000	6.125	10/01/25	455,062
545,000	5.000	10/01/28	551,529
408,000	5.600	10/15/32	422,844
880,000	6.600	04/01/36	956,799
273,000	5.150	04/01/38	262,573

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
General Motors Co. – (continued)
$368,000	6.750%	04/01/46	$406,146
200,000	5.400	04/01/48	187,690
190,000	5.950	04/01/49	191,848
General Motors Financial Co., Inc.
400,000	5.250	03/01/26	402,013
100,000	4.000	10/06/26	98,639
50,000	4.350	01/17/27	49,599
400,000	2.350	02/26/27	378,816
100,000	5.000	04/09/27	100,873
600,000	2.700	08/20/27	568,511
300,000	6.000	01/09/28	311,567
300,000	5.550	07/15/29	308,670
500,000	5.850	04/06/30	521,745
1,040,000	2.350	01/08/31	885,766
250,000	2.700	06/10/31	215,542
Global Payments, Inc.
1,000,000	2.900	05/15/30	898,667
610,000	2.900	11/15/31	530,580
Home Depot, Inc. (The)
220,000	3.350	09/15/25	217,382
205,000	4.000	09/15/25	204,090
418,000	3.000	04/01/26	409,454
100,000	2.800	09/14/27	96,189
344,000	3.900	12/06/28	340,704
100,000	4.900	04/15/29	102,765
390,000	2.950	06/15/29	368,775
400,000	1.375	03/15/31	331,037
500,000	1.875	09/15/31	424,721
680,000	5.875	12/16/36	747,670
460,000	3.300	04/15/40	375,186
500,000	4.200	04/01/43	443,133
150,000	4.875	02/15/44	145,136
130,000	4.400	03/15/45	118,096
300,000	4.250	04/01/46	265,265
300,000	4.500	12/06/48	273,558
300,000	3.125	12/15/49	215,321
300,000	3.350	04/15/50	224,067
406,000	2.375	03/15/51	247,855
1,000,000	4.950	09/15/52	971,351
300,000	3.500	09/15/56	225,546
Lowe’s Cos., Inc.
500,000	4.800	04/01/26	501,575
390,000	3.100	05/03/27	377,039
200,000	1.300	04/15/28	179,602
352,000	1.700	09/15/28	317,020
252,000	1.700	10/15/30	214,191
226,000	3.750	04/01/32	212,058
1,590,000	5.150	07/01/33	1,635,084
1,000,000	3.000	10/15/50	660,186
850,000	4.250	04/01/52	697,523
700,000	5.625	04/15/53	708,288
Marriott International, Inc.
100,000	4.900	04/15/29	101,299
Marriott International, Inc., Series FF
336,000	4.625	06/15/30	336,345
Marriott International, Inc., Series GG
300,000	3.500	10/15/32	270,262

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Marriott International, Inc., Series R
$170,000	3.125%	06/15/26	$165,683
Mastercard, Inc.
143,000	2.950	11/21/26	139,070
144,000	3.300	03/26/27	141,009
1,000,000	4.875	03/09/28	1,026,834
132,000	2.950	06/01/29	125,325
368,000	3.350	03/26/30	352,344
250,000	2.000	11/18/31	214,125
162,000	3.650	06/01/49	131,044
400,000	3.850	03/26/50	333,663
McDonald’s Corp.
900,000	5.450	08/14/53	913,082
McDonald’s Corp., MTN
230,000	3.700	01/30/26	227,344
304,000	3.500	03/01/27	297,899
350,000	3.800	04/01/28	344,233
100,000	2.625	09/01/29	92,588
254,000	2.125	03/01/30	226,308
150,000	3.600	07/01/30	144,196
321,000	4.700	12/09/35	318,575
360,000	6.300	10/15/37	403,273
100,000	6.300	03/01/38	111,983
150,000	4.875	12/09/45	141,490
300,000	4.450	03/01/47	264,642
296,000	4.450	09/01/48	261,005
372,000	4.200	04/01/50	311,562
NIKE, Inc.
115,000	2.375	11/01/26	110,672
190,000	2.750	03/27/27	183,575
204,000	2.850	03/27/30	190,042
250,000	3.250	03/27/40	204,229
390,000	3.875	11/01/45	329,099
340,000	3.375	03/27/50	259,655
Starbucks Corp.
2,012,000	3.800	08/15/25	1,992,642
100,000	4.000	11/15/28	98,632
300,000	3.000	02/14/32	269,590
250,000	4.500	11/15/48	218,300
102,000	4.450	08/15/49	88,102
710,000	3.500	11/15/50	525,915
Tapestry, Inc.
880,000	7.000	11/27/26	907,117
900,000	7.350	11/27/28	942,718
Target Corp.
2,000,000	2.350	02/15/30	1,818,484
300,000	2.950	01/15/52	205,725
250,000	4.800	01/15/53	238,988
Toyota Motor Credit Corp.
150,000	4.625	01/12/28	151,039
1,900,000	4.550	08/09/29	1,916,492
Toyota Motor Credit Corp., MTN
700,000	0.800	10/16/25	671,767
100,000	3.200	01/11/27	97,564
1,528,000	1.900	01/13/27	1,447,572
500,000	3.050	03/22/27	485,810
400,000	4.550	09/20/27	402,928
350,000	1.900	04/06/28	322,636

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Toyota Motor Credit Corp., MTN – (continued)
$100,000	4.450%	06/29/29	$100,616
475,000	2.150	02/13/30	424,568
427,000	3.375	04/01/30	405,994
Visa, Inc.
123,000	3.150	12/14/25	121,082
100,000	1.900	04/15/27	94,626
267,000	2.750	09/15/27	256,918
274,000	2.050	04/15/30	245,826
288,000	1.100	02/15/31	238,074
920,000	4.150	12/14/35	892,249
100,000	2.700	04/15/40	76,803
729,000	4.300	12/14/45	661,937
100,000	3.650	09/15/47	81,646
200,000	2.000	08/15/50	119,230
Walmart, Inc.
400,000	3.050	07/08/26	392,616
250,000	3.950	09/09/27	250,305
166,000	3.700	06/26/28	165,044
252,000	1.500	09/22/28	229,715
220,000	1.800	09/22/31	188,683
455,000	5.250	09/01/35	486,973
330,000	6.500	08/15/37	389,955
315,000	4.050	06/29/48	276,322
400,000	2.650	09/22/51	267,574
940,000	4.500	09/09/52	886,550

			70,006,724

Consumer Noncyclical – 5.4%
Abbott Laboratories
668,000	3.750	11/30/26	662,194
538,000	4.750	11/30/36	545,840
540,000	4.900	11/30/46	536,116
AbbVie, Inc.
291,000	3.200	05/14/26	285,574
250,000	4.250	11/14/28	250,428
625,000	3.200	11/21/29	591,898
525,000	4.550	03/15/35	516,996
290,000	4.500	05/14/35	285,206
806,000	4.050	11/21/39	728,079
2,000,000	5.350	03/15/44	2,051,444
300,000	4.850	06/15/44	289,824
379,000	4.750	03/15/45	358,560
600,000	4.700	05/14/45	562,378
304,000	4.450	05/14/46	276,582
1,520,000	4.875	11/14/48	1,457,400
950,000	4.250	11/21/49	832,370
800,000	5.400	03/15/54	833,144
Altria Group, Inc.
100,000	4.400	02/14/26	99,606
780,000	4.800	02/14/29	785,017
370,000	2.450	02/04/32	311,242
100,000	5.800	02/14/39	103,330
270,000	3.400	02/04/41	205,000
220,000	4.250	08/09/42	183,040
280,000	5.375	01/31/44	276,857
148,000	3.875	09/16/46	112,916
690,000	5.950	02/14/49	713,178
670,000	3.700	02/04/51	482,373

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Altria Group, Inc. – (continued)
$150,000	4.000%	02/04/61	$110,401
Baxter International, Inc.
300,000	1.915	02/01/27	282,076
100,000	3.132	12/01/51	66,589
Becton Dickinson & Co.
200,000	3.700	06/06/27	196,109
200,000	4.693	02/13/28	200,962
820,000	4.669	06/06/47	737,651
Biogen, Inc.
2,000,000	5.200	09/15/45	1,886,616
Centene Corp.
1,083,000	4.250	12/15/27	1,064,047
400,000	2.450	07/15/28	366,500
760,000	4.625	12/15/29	741,950
471,000	3.000	10/15/30	420,956
638,000	2.500	03/01/31	543,999
511,000	2.625	08/01/31	435,627
Elevance Health, Inc.
120,000	5.375	06/15/34	124,095
304,000	6.100	10/15/52	328,264
Eli Lilly & Co.
150,000	5.000	02/27/26	150,056
1,140,000	4.500	02/09/29	1,152,747
2,000,000	4.200	08/14/29	2,005,150
540,000	4.700	02/09/34	547,174
190,000	3.950	03/15/49	162,630
300,000	2.250	05/15/50	183,940
892,000	2.500	09/15/60	526,712
Johnson & Johnson
1,490,000	0.550	09/01/25	1,432,647
330,000	2.450	03/01/26	322,168
600,000	1.300	09/01/30	511,267
200,000	3.550	03/01/36	182,577
600,000	3.700	03/01/46	508,937
1,000,000	3.750	03/03/47	839,369
250,000	2.450	09/01/60	151,797
Kroger Co. (The)
500,000	3.950	01/15/50	395,864
Medtronic Global Holdings SCA
1,000,000	4.500	03/30/33	992,678
Medtronic, Inc.
580,000	4.375	03/15/35	569,605
385,000	4.625	03/15/45	361,925
Merck & Co., Inc.
750,000	0.750	02/24/26	712,676
150,000	1.700	06/10/27	140,440
100,000	3.400	03/07/29	96,774
1,100,000	4.500	05/17/33	1,096,908
500,000	2.750	12/10/51	330,641
100,000	5.000	05/17/53	98,232
100,000	2.900	12/10/61	62,224
1,000,000	5.150	05/17/63	993,598
Mylan, Inc.
195,000	4.550	04/15/28	192,883
254,000	5.200	04/15/48	218,124
Philip Morris International, Inc.
1,000,000	3.375	08/11/25	988,708

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Philip Morris International, Inc. – (continued)
$1,440,000	5.000%	11/17/25	$1,445,669
200,000	0.875	05/01/26	188,475
1,000,000	4.750	02/12/27	1,009,723
400,000	5.125	11/17/27	408,859
100,000	4.875	02/15/28	101,484
800,000	5.625	09/07/33	840,075
400,000	3.875	08/21/42	330,676
600,000	4.250	11/10/44	514,618
Regeneron Pharmaceuticals, Inc.
346,000	2.800	09/15/50	223,062
Stryker Corp.
640,000	4.625	03/15/46	584,551
Thermo Fisher Scientific, Inc.
1,000,000	5.086	08/10/33	1,031,039
470,000	2.800	10/15/41	349,297
Utah Acquisition Sub, Inc.
455,000	3.950	06/15/26	448,783
200,000	5.250	06/15/46	172,639
Viatris, Inc.
900,000	2.700	06/22/30	791,427
423,000	4.000	06/22/50	301,389
Zoetis, Inc.
158,000	3.000	09/12/27	151,425
410,000	4.700	02/01/43	378,318

			47,042,394

Consumer Products – 0.6%
Haleon U.S. Capital LLC
300,000	3.375	03/24/29	286,530
Haleon US Capital LLC
300,000	3.625	03/24/32	278,284
400,000	4.000	03/24/52	332,749
Kenvue, Inc.
300,000	5.050	03/22/28	308,207
500,000	5.100	03/22/43	504,004
100,000	5.050	03/22/53	99,726
150,000	5.200	03/22/63	150,119
Procter & Gamble Co. (The)
180,000	0.550	10/29/25	172,540
200,000	2.450	11/03/26	193,367
214,000	1.900	02/01/27	203,390
350,000	2.850	08/11/27	339,281
512,000	3.000	03/25/30	485,650
350,000	1.200	10/29/30	295,509
300,000	1.950	04/23/31	263,813
110,000	2.300	02/01/32	98,096
1,000,000	4.050	01/26/33	991,020

			5,002,285

Consumer, Cyclical – 0.1%
Las Vegas Sands Corp.
646,000	3.900	08/08/29	605,344

Electric – 3.3%
AES Corp. (The)
100,000	1.375	01/15/26	95,319
American Electric Power Co., Inc.
100,000	5.200	01/15/29	102,572
100,000	5.625	03/01/33	104,911

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Electric – (continued)
	(US 5 Year CMT T-Note + 2.675%)
$1,200,000	3.875%	02/15/62	(b)	$1,107,721
Berkshire Hathaway Energy Co.
100,000	5.150	11/15/43		98,782
300,000	4.450	01/15/49		257,680
600,000	4.250	10/15/50		501,624
100,000	2.850	05/15/51		65,778
Constellation Energy Generation LLC
300,000	5.600	03/01/28		311,501
100,000	6.500	10/01/53		111,841
Dominion Energy, Inc.
500,000	5.375	11/15/32		514,813
Dominion Energy, Inc., Series A
	(US 5 Year CMT T-Note + 2.386%)
610,000	6.875	02/01/55	(b)	633,560
DTE Energy Co.
250,000	4.875	06/01/28		253,051
Duke Energy Carolinas LLC
1,000,000	4.950	01/15/33		1,014,545
345,000	3.200	08/15/49		245,629
Duke Energy Corp.
390,000	2.650	09/01/26		375,948
480,000	2.450	06/01/30		429,836
200,000	2.550	06/15/31		173,942
604,000	3.750	09/01/46		463,024
350,000	3.500	06/15/51		253,802
316,000	5.000	08/15/52		291,422
100,000	6.100	09/15/53		107,815
250,000	5.800	06/15/54		255,795
Duke Energy Florida LLC
400,000	6.400	06/15/38		448,805
Entergy Louisiana LLC
1,730,000	4.000	03/15/33		1,624,480
242,000	4.200	09/01/48		203,146
Exelon Corp.
300,000	3.400	04/15/26		294,854
1,500,000	5.150	03/15/28		1,533,623
230,000	4.700	04/15/50		206,419
Georgia Power Co.
1,000,000	4.950	05/17/33		1,014,155
100,000	5.125	05/15/52		98,506
Georgia Power Co., Series A
756,000	3.250	03/15/51		544,408
NiSource, Inc.
100,000	2.950	09/01/29		92,879
300,000	1.700	02/15/31		250,111
250,000	3.950	03/30/48		201,814
Northern States Power Co.
100,000	5.100	05/15/53		98,103
Pacific Gas and Electric Co.
300,000	2.100	08/01/27		278,391
1,000,000	6.100	01/15/29		1,048,494
100,000	4.550	07/01/30		98,039
270,000	2.500	02/01/31		231,497
789,000	3.250	06/01/31		707,636
300,000	3.300	08/01/40		226,531

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Electric – (continued)
Pacific Gas and Electric Co. – (continued)
$100,000	3.950%	12/01/47		$75,925
600,000	4.950	07/01/50		520,963
100,000	3.500	08/01/50		69,937
1,100,000	6.750	01/15/53		1,201,652
495,000	6.700	04/01/53		546,492
PacifiCorp
260,000	2.900	06/15/52		162,275
600,000	5.350	12/01/53		582,459
940,000	5.500	05/15/54		930,625
Public Service Co. of Colorado
100,000	1.875	06/15/31		83,783
550,000	5.750	05/15/54		573,521
San Diego Gas & Electric Co.
100,000	5.350	04/01/53		101,038
San Diego Gas & Electric Co., Series VVV
300,000	1.700	10/01/30		256,886
Sempra
538,000	3.250	06/15/27		520,808
250,000	3.400	02/01/28		241,407
450,000	6.000	10/15/39		474,125
240,000	4.000	02/01/48		192,182
	(US 5 Year CMT T-Note + 2.868%)
405,000	4.125	04/01/52	(b)	378,924
Southern California Edison Co.
100,000	5.850	11/01/27		104,300
100,000	5.950	11/01/32		107,586
250,000	4.650	10/01/43		228,222
587,000	4.000	04/01/47		478,177
318,000	3.650	02/01/50		243,048
Southern California Edison Co., Series 20A
220,000	2.950	02/01/51		147,918
Southern California Edison Co., Series C
200,000	4.125	03/01/48		165,668
Southern Co. (The)
1,056,000	3.250	07/01/26		1,032,858
430,000	4.400	07/01/46		379,149
Southern Co. (The), Series B
	(US 5 Year CMT T-Note + 3.733%)
300,000	4.000	01/15/51	(b)	293,408
Virginia Electric and Power Co.
100,000	5.000	04/01/33		101,151
744,000	2.450	12/15/50		441,337
600,000	2.950	11/15/51		397,813
Virginia Electric and Power Co., Series A
600,000	3.500	03/15/27		588,134
Xcel Energy, Inc.
100,000	5.450	08/15/33		102,650

				28,697,223

Electrical – 0.0%
Emerson Electric Co.
270,000	2.200	12/21/31		233,282
180,000	2.800	12/21/51		119,127

				352,409

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Energy – 6.9%
Baker Hughes Holdings LLC
$50,000	5.125%	09/15/40		$49,610
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
394,000	3.337	12/15/27		382,340
300,000	4.080	12/15/47		251,765
BP Capital Markets America, Inc.
100,000	3.119	05/04/26		97,854
300,000	3.937	09/21/28		295,536
100,000	4.234	11/06/28		99,789
100,000	4.812	02/13/33		99,920
775,000	4.989	04/10/34		783,631
1,500,000	5.227	11/17/34		1,544,542
250,000	3.000	02/24/50		171,799
100,000	2.772	11/10/50		64,764
1,050,000	2.939	06/04/51		706,040
BP Capital Markets PLC
100,000	3.723	11/28/28		97,528
	(US 5 Year CMT T-Note + 4.036%)
385,000	4.375	09/22/72	(b)	380,669
Cheniere Corpus Christi Holdings LLC
1,136,000	5.125	06/30/27		1,147,360
Cheniere Energy Partners LP
550,000	4.500	10/01/29		539,000
600,000	4.000	03/01/31		566,625
500,000	3.250	01/31/32		445,000
Cheniere Energy, Inc.
448,000	4.625	10/15/28		443,901
Chevron Corp.
360,000	1.995	05/11/27		341,010
Chevron USA, Inc.
300,000	2.343	08/12/50		186,002
ConocoPhillips Co.
1,850,000	5.550	03/15/54		1,918,619
Devon Energy Corp.
250,000	4.750	05/15/42		221,467
100,000	5.000	06/15/45		90,269
Diamondback Energy, Inc.
300,000	5.200	04/18/27		304,876
1,000,000	3.500	12/01/29		947,763
Energy Transfer LP
200,000	4.750	01/15/26		199,594
100,000	6.050	12/01/26		103,034
200,000	5.500	06/01/27		204,277
100,000	4.000	10/01/27		98,436
230,000	4.950	06/15/28		232,101
551,000	5.250	04/15/29		563,799
640,000	3.750	05/15/30		609,442
410,000	6.400	12/01/30		445,679
400,000	5.750	02/15/33		416,840
100,000	6.550	12/01/33		109,813
400,000	6.500	02/01/42		432,156
201,000	5.300	04/15/47		188,063
283,000	5.400	10/01/47		266,959
277,000	6.000	06/15/48		281,422
431,000	6.250	04/15/49		451,808
480,000	5.000	05/15/50		429,820
400,000	5.950	05/15/54		406,788

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Energy – (continued)
Enterprise Products Operating LLC
$326,000	3.125%	07/31/29		$309,267
150,000	2.800	01/31/30		139,087
1,460,000	5.350	01/31/33		1,525,244
150,000	5.950	02/01/41		161,202
207,000	4.850	08/15/42		196,924
220,000	4.450	02/15/43		198,366
268,000	4.850	03/15/44		250,803
176,000	5.100	02/15/45		171,527
220,000	4.900	05/15/46		207,972
414,000	4.800	02/01/49		383,795
368,000	4.200	01/31/50		310,940
753,000	3.950	01/31/60		584,649
Enterprise Products Operating LLC, Series E
	(TSFR3M + 3.295%)
249,000	5.250	08/16/77	(b)	243,485
EOG Resources, Inc.
333,000	4.150	01/15/26		332,075
186,000	4.375	04/15/30		186,590
236,000	4.950	04/15/50		225,227
Exxon Mobil Corp.
362,000	3.043	03/01/26		355,535
130,000	2.275	08/16/26		125,578
100,000	3.294	03/19/27		98,602
476,000	3.482	03/19/30		459,210
300,000	2.610	10/15/30		273,749
560,000	4.227	03/19/40		513,837
430,000	3.567	03/06/45		352,262
600,000	4.114	03/01/46		527,924
408,000	3.095	08/16/49		296,346
628,000	4.327	03/19/50		562,625
460,000	3.452	04/15/51		353,172
Halliburton Co.
112,000	2.920	03/01/30		103,068
493,000	4.850	11/15/35		487,429
486,000	6.700	09/15/38		555,281
270,000	7.450	09/15/39		331,542
300,000	5.000	11/15/45		283,204
Hess Corp.
248,000	4.300	04/01/27		246,554
148,000	6.000	01/15/40		157,933
323,000	5.600	02/15/41		333,016
Kinder Morgan Energy Partners LP
188,000	5.500	03/01/44		182,917
Kinder Morgan Energy Partners LP, MTN
1,100,000	6.950	01/15/38		1,242,150
Kinder Morgan, Inc.
420,000	2.000	02/15/31		357,050
396,000	5.550	06/01/45		384,006
142,000	5.050	02/15/46		130,233
500,000	5.200	03/01/48		464,408
200,000	3.600	02/15/51		144,078
100,000	5.450	08/01/52		95,115
Kinder Morgan, Inc., GMTN
910,000	7.750	01/15/32		1,060,114
Marathon Petroleum Corp.
800,000	6.500	03/01/41		869,042
200,000	4.750	09/15/44		176,870

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
MPLX LP
$1,000,000	1.750%	03/01/26	$956,981
386,000	4.125	03/01/27	382,238
200,000	4.000	03/15/28	196,682
530,000	4.800	02/15/29	535,281
314,000	2.650	08/15/30	280,980
350,000	4.500	04/15/38	320,034
310,000	5.200	03/01/47	290,271
320,000	4.700	04/15/48	277,784
180,000	5.500	02/15/49	174,183
600,000	4.950	03/14/52	529,551
Occidental Petroleum Corp.
350,000	6.625	09/01/30	377,562
165,000	6.125	01/01/31	173,869
230,000	7.500	05/01/31	261,249
854,000	6.450	09/15/36	927,657
350,000	6.600	03/15/46	378,229
ONEOK, Inc.
450,000	5.550	11/01/26	458,681
180,000	4.550	07/15/28	180,051
342,000	3.100	03/15/30	316,774
640,000	6.100	11/15/32	681,945
200,000	5.200	07/15/48	184,753
928,000	6.625	09/01/53	1,026,026
Phillips 66
300,000	3.900	03/15/28	293,957
390,000	4.650	11/15/34	375,510
350,000	5.875	05/01/42	367,385
810,000	4.875	11/15/44	753,421
Phillips 66 Co.
360,000	4.950	12/01/27	365,648
Pioneer Natural Resources Co.
270,000	1.125	01/15/26	258,037
Plains All American Pipeline LP / PAA Finance Corp.
766,000	4.650	10/15/25	763,524
240,000	4.500	12/15/26	238,797
339,000	3.550	12/15/29	319,870
Sabine Pass Liquefaction LLC
1,176,000	5.875	06/30/26	1,192,611
430,000	5.000	03/15/27	433,762
498,000	4.200	03/15/28	492,397
Shell International Finance BV
100,000	4.125	05/11/35	96,000
700,000	6.375	12/15/38	797,892
350,000	5.500	03/25/40	368,353
250,000	4.375	05/11/45	224,834
700,000	4.000	05/10/46	591,893
600,000	3.750	09/12/46	488,726
200,000	3.250	04/06/50	146,821
Targa Resources Corp.
200,000	4.950	04/15/52	178,029
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
450,000	5.500	03/01/30	456,750
900,000	4.875	02/01/31	885,375
1,100,000	4.000	01/15/32	1,020,250
Transcontinental Gas Pipe Line Co. LLC
844,000	7.850	02/01/26	873,460

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Energy – (continued)
Valero Energy Corp.
$560,000	6.625%	06/15/37		$621,704
100,000	3.650	12/01/51		72,119
Western Midstream Operating LP
1,000,000	4.050	02/01/30		957,853
270,000	5.250	02/01/50		243,812
Williams Cos., Inc. (The)
280,000	4.000	09/15/25		277,689
200,000	5.400	03/02/26		201,954
518,000	3.750	06/15/27		506,654
384,000	3.500	11/15/30		361,226
250,000	2.600	03/15/31		219,098
642,000	6.300	04/15/40		692,329
200,000	5.100	09/15/45		187,975
240,000	4.850	03/01/48		217,032

				60,021,241

Financial Company – 1.1%
Air Lease Corp.
180,000	1.875	08/15/26		170,731
100,000	2.200	01/15/27		94,520
362,000	3.125	12/01/30		326,478
Air Lease Corp., MTN
1,000,000	2.875	01/15/26		973,378
400,000	2.875	01/15/32		346,279
Ally Financial, Inc.
400,000	5.750	11/20/25		401,026
439,000	7.100	11/15/27		466,908
569,000	8.000	11/01/31		652,468
Ares Capital Corp.
100,000	3.875	01/15/26		97,924
429,000	2.150	07/15/26		404,559
550,000	7.000	01/15/27		569,956
600,000	2.875	06/15/28		546,183
Blackstone Private Credit Fund
1,000,000	7.050	09/29/25		1,015,271
349,000	2.625	12/15/26		326,507
630,000	3.250	03/15/27		595,370
Morgan Stanley
	(SOFR + 2.050%)
2,300,000	6.627	11/01/34	(b)	2,561,201

				9,548,759

Food and Beverage – 2.0%
Coca-Cola Co. (The)
700,000	3.375	03/25/27		689,298
250,000	1.450	06/01/27		233,502
250,000	1.500	03/05/28		229,408
240,000	1.000	03/15/28		216,916
102,000	2.125	09/06/29		92,786
656,000	3.450	03/25/30		632,213
193,000	1.650	06/01/30		167,778
555,000	2.000	03/05/31		482,568
240,000	1.375	03/15/31		199,961
210,000	2.500	06/01/40		154,234
110,000	2.875	05/05/41		84,561
430,000	2.600	06/01/50		281,679
200,000	3.000	03/05/51		142,575
250,000	2.500	03/15/51		159,307

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food and Beverage – (continued)
Coca-Cola Co. (The) – (continued)
$220,000	2.750%	06/01/60	$139,609
Conagra Brands, Inc.
200,000	1.375	11/01/27	181,383
200,000	5.300	11/01/38	196,774
Constellation Brands, Inc.
498,000	3.150	08/01/29	467,238
General Mills, Inc.
300,000	3.200	02/10/27	291,300
J M Smucker Co. (The)
500,000	6.500	11/15/53	560,846
Keurig Dr Pepper, Inc.
150,000	3.950	04/15/29	146,844
299,000	3.200	05/01/30	278,486
100,000	3.800	05/01/50	78,718
412,000	4.500	04/15/52	362,296
Kraft Heinz Foods Co.
765,000	3.000	06/01/26	745,227
200,000	3.875	05/15/27	197,109
250,000	6.875	01/26/39	287,719
507,000	5.000	06/04/42	479,124
552,000	4.375	06/01/46	470,460
410,000	4.875	10/01/49	375,465
Molson Coors Beverage Co.
820,000	3.000	07/15/26	798,302
190,000	5.000	05/01/42	180,567
370,000	4.200	07/15/46	310,318
Mondelez International, Inc.
435,000	2.750	04/13/30	399,113
490,000	2.625	09/04/50	309,891
PepsiCo, Inc.
1,000,000	5.250	11/10/25	1,010,188
260,000	2.850	02/24/26	254,949
166,000	2.375	10/06/26	160,333
218,000	3.000	10/15/27	211,430
96,000	2.625	07/29/29	89,670
210,000	2.750	03/19/30	194,715
210,000	1.625	05/01/30	182,787
100,000	1.400	02/25/31	83,595
400,000	1.950	10/21/31	342,069
262,000	2.625	10/21/41	191,162
300,000	4.450	04/14/46	275,214
252,000	3.450	10/06/46	198,410
180,000	2.875	10/15/49	126,001
130,000	3.625	03/19/50	104,097
Pilgrim’s Pride Corp.
300,000	4.250	04/15/31	283,875
150,000	3.500	03/01/32	132,375
590,000	6.250	07/01/33	624,662
Sysco Corp.
200,000	3.750	10/01/25	198,064
550,000	3.300	07/15/26	538,310
547,000	3.250	07/15/27	529,472
329,000	5.950	04/01/30	350,733
270,000	6.600	04/01/50	311,241

			17,416,927

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Hardware – 0.1%
CDW LLC / CDW Finance Corp.
$300,000	2.670%	12/01/26	$286,437
Micron Technology, Inc.
250,000	4.185	02/15/27	247,812

			534,249

Healthcare – 4.8%
Aetna, Inc.
140,000	6.625	06/15/36	153,325
314,000	3.875	08/15/47	235,836
Cigna Group (The)
2,382,000	4.125	11/15/25	2,365,688
1,210,000	4.375	10/15/28	1,200,381
300,000	4.800	08/15/38	288,561
130,000	4.800	07/15/46	118,720
674,000	4.900	12/15/48	619,792
290,000	3.400	03/15/50	208,187
472,000	3.400	03/15/51	337,499
790,000	5.600	02/15/54	793,531
CVS Health Corp.
90,000	2.875	06/01/26	87,247
358,000	3.000	08/15/26	347,493
478,000	3.625	04/01/27	467,789
450,000	1.300	08/21/27	410,232
815,000	4.300	03/25/28	804,072
570,000	5.400	06/01/29	582,622
613,000	3.250	08/15/29	572,353
140,000	5.125	02/21/30	142,279
210,000	1.750	08/21/30	176,552
1,680,000	5.550	06/01/31	1,724,936
500,000	5.250	02/21/33	501,344
400,000	5.300	06/01/33	401,632
1,016,000	4.780	03/25/38	937,254
246,000	4.125	04/01/40	206,044
160,000	2.700	08/21/40	110,169
176,000	5.300	12/05/43	164,444
730,000	5.125	07/20/45	659,225
968,000	5.050	03/25/48	859,798
50,000	4.250	04/01/50	39,407
1,078,000	5.875	06/01/53	1,065,449
700,000	6.050	06/01/54	709,789
Danaher Corp.
340,000	2.800	12/10/51	225,935
DH Europe Finance II Sarl
150,000	3.400	11/15/49	112,819
Elevance Health, Inc.
200,000	1.500	03/15/26	191,068
552,000	3.650	12/01/27	539,365
1,000,000	4.101	03/01/28	988,365
150,000	2.875	09/15/29	139,346
300,000	2.550	03/15/31	264,314
84,000	4.625	05/15/42	76,518
309,000	4.650	01/15/43	280,901
174,000	4.650	08/15/44	158,165
340,000	4.375	12/01/47	291,378
118,000	4.550	03/01/48	103,931
300,000	3.125	05/15/50	208,778
GE HealthCare Technologies, Inc.
200,000	5.600	11/15/25	201,702

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Healthcare – (continued)
GE HealthCare Technologies, Inc. – (continued)
$1,780,000	5.905%	11/22/32		$1,895,732
HCA, Inc.
430,000	5.875	02/15/26		433,225
728,000	5.250	06/15/26		729,820
388,000	5.375	09/01/26		391,880
555,000	4.500	02/15/27		553,612
280,000	5.200	06/01/28		285,070
100,000	5.625	09/01/28		103,375
680,000	5.875	02/01/29		707,200
404,000	4.125	06/15/29		393,986
500,000	3.500	09/01/30		467,118
100,000	5.125	06/15/39		97,125
315,000	5.500	06/15/47		304,172
510,000	5.250	06/15/49		475,891
220,000	3.500	07/15/51		153,652
1,115,000	4.625	03/15/52		936,068
540,000	6.000	04/01/54		559,353
960,000	5.950	09/15/54		984,945
Humana, Inc.
300,000	3.700	03/23/29		289,420
864,000	5.875	03/01/33		904,920
150,000	5.750	04/15/54		151,498
Solventum Corp.
1,460,000	5.400	03/01/29	(a)	1,492,259
UnitedHealth Group, Inc.
1,000,000	3.450	01/15/27		982,453
1,000,000	6.875	02/15/38		1,186,304
2,000,000	3.500	08/15/39		1,677,960
250,000	2.750	05/15/40		186,936
300,000	4.200	01/15/47		259,629
500,000	4.750	05/15/52		468,800
2,000,000	5.625	07/15/54		2,104,014
510,000	3.875	08/15/59		397,373
150,000	4.950	05/15/62		139,753
880,000	5.500	04/15/64		902,869

				41,690,647

Insurance – 1.8%
American International Group, Inc.
204,000	4.800	07/10/45		189,645
301,000	4.750	04/01/48		277,845
200,000	4.375	06/30/50		175,455
American International Group, Inc., Series A-9
	(3M USD LIBOR + 2.868%)
262,000	5.750	04/01/48	(b)	260,892
Aon Corp.
340,000	2.800	05/15/30		309,766
Aon Corp. / Aon Global Holdings PLC
352,000	3.900	02/28/52		275,179
Aon North America, Inc.
2,000,000	5.450	03/01/34		2,073,912
Berkshire Hathaway Finance Corp.
112,000	1.450	10/15/30		95,541
630,000	2.875	03/15/32		573,467
200,000	4.200	08/15/48		179,913
100,000	4.250	01/15/49		90,962
430,000	2.850	10/15/50		295,419
50,000	2.500	01/15/51		32,229

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Insurance – (continued)
Berkshire Hathaway Finance Corp. – (continued)
$850,000	3.850%	03/15/52		$701,507
Berkshire Hathaway, Inc.
100,000	4.500	02/11/43		97,292
Chubb INA Holdings LLC
472,000	4.350	11/03/45		425,435
Corebridge Financial, Inc.
410,000	3.650	04/05/27		402,389
320,000	3.900	04/05/32		295,773
1,000,000	5.750	01/15/34		1,040,093
	(US 5 Year CMT T-Note + 3.846%)
200,000	6.875	12/15/52	(b)	205,676
Equitable Holdings, Inc.
650,000	4.350	04/20/28		639,282
426,000	5.000	04/20/48		395,908
Everest Reinsurance Holdings, Inc.
424,000	3.500	10/15/50		295,734
Marsh & McLennan Cos., Inc.
1,265,000	4.375	03/15/29		1,269,965
100,000	2.250	11/15/30		88,350
206,000	4.900	03/15/49		195,387
MetLife, Inc.
150,000	4.550	03/23/30		152,223
400,000	5.700	06/15/35		427,669
468,000	6.400	12/15/36		485,585
256,000	4.125	08/13/42		222,451
250,000	4.875	11/13/43		240,469
350,000	4.600	05/13/46		319,653
270,000	5.000	07/15/52		260,329
Prudential Financial, Inc.
	(3M USD LIBOR + 2.380%)
645,000	4.500	09/15/47	(b)	612,220
210,000	3.905	12/07/47		168,859
246,000	3.935	12/07/49		198,739
	(US 5 Year CMT T-Note + 3.035%)
192,000	3.700	10/01/50	(b)	172,236
	(US 5 Year CMT T-Note + 3.234%)
100,000	6.000	09/01/52	(b)	101,213
Prudential Financial, Inc., MTN
300,000	5.700	12/14/36		319,902
350,000	4.600	05/15/44		320,119
235,000	4.350	02/25/50		203,398
260,000	3.700	03/13/51		200,854
Travelers Cos., Inc. (The)
440,000	3.050	06/08/51		309,776

				15,598,711

Lodging – 0.1%
Las Vegas Sands Corp.
490,000	3.500	08/18/26		475,435

Media Non Cable – 0.3%
Netflix, Inc.
600,000	4.875	04/15/28		613,089
Paramount Global
800,000	4.375	03/15/43		573,998
1,000,000	5.850	09/01/43		851,085

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Media Non Cable – (continued)
Warnermedia Holdings, Inc.
$300,000	6.412%	03/15/26	$300,094
400,000	4.279	03/15/32	349,990

			2,688,256

Pharmaceuticals – 0.0%
Viatris, Inc.
540,000	3.850	06/22/40	411,748

REITs and Real Estate – 1.3%
Alexandria Real Estate Equities, Inc.
250,000	2.000	05/18/32	204,020
150,000	1.875	02/01/33	117,263
400,000	3.000	05/18/51	257,302
250,000	3.550	03/15/52	178,792
Boston Properties LP
400,000	3.650	02/01/26	391,464
250,000	6.750	12/01/27	261,609
300,000	4.500	12/01/28	292,885
1,000,000	2.450	10/01/33	781,707
Digital Realty Trust LP
450,000	5.550	01/15/28	460,510
830,000	3.600	07/01/29	795,237
Equinix, Inc.
270,000	3.200	11/18/29	252,223
204,000	2.150	07/15/30	177,993
200,000	2.500	05/15/31	174,036
GLP Capital LP / GLP Financing II, Inc.
580,000	5.375	04/15/26	581,038
936,000	5.300	01/15/29	943,073
130,000	3.250	01/15/32	113,134
Prologis LP
100,000	4.875	06/15/28	101,899
100,000	2.250	04/15/30	89,494
140,000	1.250	10/15/30	116,747
1,000,000	5.125	01/15/34	1,026,294
Simon Property Group LP
160,000	3.300	01/15/26	157,252
68,000	3.250	11/30/26	66,284
450,000	3.375	12/01/27	437,057
332,000	2.450	09/13/29	302,776
274,000	2.650	07/15/30	248,479
384,000	3.250	09/13/49	274,645
220,000	3.800	07/15/50	172,407
VICI Properties LP
300,000	4.750	02/15/28	299,299
750,000	4.950	02/15/30	746,547
400,000	5.125	05/15/32	395,871
Welltower OP LLC
290,000	4.250	04/15/28	286,598
276,000	3.100	01/15/30	255,271

			10,959,206

Revenue – 0.2%
Ascension Health
200,000	3.945	11/15/46	171,561
Ascension Health, Series B
352,000	2.532	11/15/29	322,571
CommonSpirit Health
220,000	3.347	10/01/29	207,981

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Revenue – (continued)
CommonSpirit Health – (continued)
$217,000	4.350%	11/01/42	$192,115
400,000	4.187	10/01/49	334,153
Kaiser Foundation Hospitals
295,000	4.150	05/01/47	258,476
Kaiser Foundation Hospitals, Series 2019
286,000	3.266	11/01/49	214,396
Kaiser Foundation Hospitals, Series 2021
125,000	2.810	06/01/41	94,592
400,000	3.002	06/01/51	282,063

			2,077,908

Software – 1.6%
Oracle Corp.
1,440,000	6.150	11/09/29	1,541,436
300,000	2.950	04/01/30	275,229
1,900,000	6.250	11/09/32	2,067,769
600,000	3.900	05/15/35	540,796
645,000	3.800	11/15/37	553,417
1,165,000	3.600	04/01/40	938,299
360,000	3.650	03/25/41	288,544
1,079,000	4.125	05/15/45	885,259
490,000	4.000	11/15/47	386,201
1,566,000	6.900	11/09/52	1,820,391
900,000	4.375	05/15/55	741,451
1,173,000	3.850	04/01/60	847,528
470,000	4.100	03/25/61	355,533
Salesforce, Inc.
800,000	3.700	04/11/28	788,028
500,000	1.950	07/15/31	427,147
700,000	2.900	07/15/51	475,676
Workday, Inc.
400,000	3.500	04/01/27	391,583
180,000	3.800	04/01/32	169,245

			13,493,532

Technology – 7.6%
Adobe, Inc.
182,000	2.150	02/01/27	173,923
450,000	2.300	02/01/30	409,132
Alphabet, Inc.
182,000	1.998	08/15/26	175,014
50,000	0.800	08/15/27	45,793
114,000	1.100	08/15/30	96,533
1,240,000	1.900	08/15/40	861,128
823,000	2.050	08/15/50	501,023
747,000	2.250	08/15/60	445,584
Analog Devices, Inc.
75,000	3.500	12/05/26	73,799
504,000	1.700	10/01/28	457,524
Apple, Inc.
50,000	0.550	08/20/25	48,171
479,000	0.700	02/08/26	456,198
717,000	3.250	02/23/26	707,690
424,000	2.450	08/04/26	411,039
750,000	2.050	09/11/26	720,394
120,000	3.000	06/20/27	117,024
692,000	2.900	09/12/27	670,857
218,000	3.000	11/13/27	211,920

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Technology – (continued)
Apple, Inc. – (continued)
$488,000	1.200%	02/08/28		$444,673
210,000	1.400	08/05/28		191,178
320,000	3.250	08/08/29		309,336
336,000	1.650	05/11/30		295,457
118,000	1.250	08/20/30		100,854
712,000	1.650	02/08/31		612,148
300,000	1.700	08/05/31		257,116
625,000	4.500	02/23/36		639,993
102,000	2.375	02/08/41		74,792
695,000	3.850	05/04/43		616,517
310,000	4.450	05/06/44		303,933
505,000	3.450	02/09/45		416,551
450,000	4.375	05/13/45		424,835
422,000	4.650	02/23/46		413,717
306,000	3.850	08/04/46		264,832
308,000	4.250	02/09/47		285,476
270,000	3.750	09/12/47		228,875
446,000	3.750	11/13/47		376,763
793,000	2.950	09/11/49		573,772
594,000	2.650	05/11/50		403,619
239,000	2.400	08/20/50		154,950
940,000	2.650	02/08/51		638,485
570,000	3.950	08/08/52		489,926
325,000	2.800	02/08/61		214,206
960,000	2.850	08/05/61		635,700
100,000	4.100	08/08/62		86,457
Applied Materials, Inc.
130,000	3.300	04/01/27		127,055
650,000	1.750	06/01/30		565,608
236,000	4.350	04/01/47		214,924
Automatic Data Processing, Inc.
350,000	3.375	09/15/25		346,324
500,000	1.700	05/15/28		460,724
Broadcom Corp. / Broadcom Cayman Finance Ltd.
849,000	3.875	01/15/27		838,331
1,078,000	3.500	01/15/28		1,045,032
Broadcom, Inc.
200,000	3.150	11/15/25		196,518
380,000	3.459	09/15/26		372,481
700,000	1.950	02/15/28	(a)	644,125
605,000	4.750	04/15/29		608,950
248,000	4.150	11/15/30		242,016
514,000	2.450	02/15/31	(a)	447,836
570,000	4.300	11/15/32		551,351
905,000	3.419	04/15/33	(a)	807,940
290,000	3.469	04/15/34	(a)	257,107
600,000	3.137	11/15/35	(a)	502,725
604,000	3.187	11/15/36	(a)	502,443
600,000	3.500	02/15/41	(a)	482,364
560,000	3.750	02/15/51	(a)	438,006
Dell International LLC / EMC Corp.
1,425,000	4.900	10/01/26		1,432,411
200,000	5.250	02/01/28		204,704
200,000	5.300	10/01/29		206,314
50,000	5.750	02/01/33		52,874
250,000	8.100	07/15/36		307,863
450,000	3.375	12/15/41		345,745

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Fidelity National Information Services, Inc.
$570,000	1.150%	03/01/26	$541,190
350,000	1.650	03/01/28	317,079
Fiserv, Inc.
440,000	3.200	07/01/26	429,855
1,000,000	5.450	03/02/28	1,032,903
300,000	4.200	10/01/28	296,310
500,000	3.500	07/01/29	478,377
400,000	4.400	07/01/49	342,995
Hewlett Packard Enterprise Co.
400,000	4.900	10/15/25	399,629
300,000	6.350	10/15/45	321,607
HP, Inc.
1,000,000	5.500	01/15/33	1,036,785
IBM International Capital Pte Ltd.
910,000	5.300	02/05/54	899,528
Intel Corp.
1,200,000	4.875	02/10/26	1,200,120
290,000	3.150	05/11/27	278,040
200,000	3.750	08/05/27	194,263
1,600,000	4.000	08/05/29	1,542,234
700,000	5.125	02/10/30	707,367
250,000	3.900	03/25/30	237,282
100,000	2.000	08/12/31	82,150
100,000	5.200	02/10/33	99,465
500,000	4.900	07/29/45	435,984
500,000	4.100	05/19/46	386,960
250,000	3.734	12/08/47	177,939
680,000	3.250	11/15/49	440,922
500,000	3.050	08/12/51	311,090
260,000	4.900	08/05/52	220,848
1,000,000	5.700	02/10/53	960,151
600,000	3.100	02/15/60	352,908
500,000	3.200	08/12/61	295,584
International Business Machines Corp.
550,000	3.450	02/19/26	541,620
655,000	1.700	05/15/27	610,927
1,086,000	1.950	05/15/30	949,399
540,000	4.150	05/15/39	484,911
180,000	4.000	06/20/42	154,235
300,000	4.250	05/15/49	255,582
300,000	2.950	05/15/50	201,780
500,000	4.900	07/27/52	469,955
Intuit, Inc.
600,000	5.200	09/15/33	625,882
100,000	5.500	09/15/53	104,967
KLA Corp.
430,000	4.100	03/15/29	427,947
100,000	4.650	07/15/32	101,323
100,000	3.300	03/01/50	73,917
100,000	4.950	07/15/52	97,550
412,000	5.250	07/15/62	412,038
Lam Research Corp.
538,000	4.000	03/15/29	531,921
228,000	1.900	06/15/30	199,345
220,000	4.875	03/15/49	210,832
352,000	2.875	06/15/50	241,303

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Technology – (continued)
Leidos, Inc.
$300,000	4.375%	05/15/30	$292,500
565,000	2.300	02/15/31	484,291
300,000	5.750	03/15/33	311,388
Meta Platforms, Inc.
1,000,000	4.600	05/15/28	1,016,887
100,000	3.850	08/15/32	95,964
750,000	4.950	05/15/33	774,054
800,000	4.450	08/15/52	715,556
Microchip Technology, Inc.
490,000	5.050	03/15/29	499,996
Microsoft Corp.
133,000	3.125	11/03/25	131,061
240,000	2.400	08/08/26	232,566
87,000	3.300	02/06/27	85,611
960,000	3.500	02/12/35	904,208
470,000	3.450	08/08/36	430,109
81,000	4.100	02/06/37	79,609
238,000	4.450	11/03/45	234,513
300,000	3.700	08/08/46	258,797
270,000	4.250	02/06/47	261,394
1,047,000	2.525	06/01/50	698,781
620,000	2.500	09/15/50	408,788
1,540,000	2.921	03/17/52	1,102,524
632,000	2.675	06/01/60	409,343
400,000	3.041	03/17/62	279,814
Motorola Solutions, Inc.
624,000	4.600	05/23/29	626,177
430,000	2.750	05/24/31	379,512
NVIDIA Corp.
475,000	1.550	06/15/28	434,918
400,000	2.000	06/15/31	349,675
150,000	3.500	04/01/40	130,255
660,000	3.500	04/01/50	535,454
PayPal Holdings, Inc.
1,060,000	4.400	06/01/32	1,051,450
50,000	3.250	06/01/50	36,218
QUALCOMM, Inc.
304,000	3.250	05/20/27	296,668
200,000	1.300	05/20/28	180,461
126,000	2.150	05/20/30	113,027
1,000,000	1.650	05/20/32	818,404
320,000	4.650	05/20/35	325,568
358,000	4.800	05/20/45	347,796
250,000	4.300	05/20/47	221,608
570,000	4.500	05/20/52	514,510
100,000	6.000	05/20/53	111,472
Texas Instruments, Inc.
1,000,000	4.150	05/15/48	877,059
VMware LLC
300,000	1.400	08/15/26	282,128
100,000	3.900	08/21/27	98,357

			66,392,148

Transportation – 1.2%
Burlington Northern Santa Fe LLC
100,000	4.450	03/15/43	91,311
200,000	4.900	04/01/44	193,027
200,000	4.150	04/01/45	173,339

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Transportation – (continued)
Burlington Northern Santa Fe LLC – (continued)
$100,000	3.900%	08/01/46	$82,985
280,000	4.150	12/15/48	240,039
300,000	3.550	02/15/50	232,762
600,000	3.300	09/15/51	440,848
1,112,000	4.450	01/15/53	997,903
CSX Corp.
450,000	3.800	03/01/28	442,724
200,000	4.250	03/15/29	199,553
270,000	4.100	03/15/44	233,517
700,000	3.800	11/01/46	566,998
300,000	4.500	11/15/52	269,644
FedEx Corp.
200,000	4.250	05/15/30	198,133
180,000	2.400	05/15/31	157,580
344,000	5.100	01/15/44	327,346
430,000	4.750	11/15/45	386,074
878,000	4.550	04/01/46	764,589
FedEx Corp. 2020-1 Class AA Pass Through Trust, Series 20-1, AA
117,916	1.875	02/20/34	101,033
Union Pacific Corp.
180,000	2.400	02/05/30	163,738
1,588,000	2.800	02/14/32	1,422,936
278,000	3.799	10/01/51	223,366
95,000	2.950	03/10/52	64,850
408,000	3.839	03/20/60	316,248
446,000	3.799	04/06/71	333,433
United Parcel Service, Inc.
100,000	3.400	03/15/29	96,541
940,000	4.875	03/03/33	959,933
250,000	6.200	01/15/38	280,387
1,000,000	3.750	11/15/47	797,889

			10,758,726

Water – 0.0%
American Water Capital Corp.
355,000	4.450	06/01/32	351,890

Wireless – 5.1%
American Tower Corp.
556,000	3.375	10/15/26	541,319
200,000	2.750	01/15/27	191,434
361,000	3.800	08/15/29	346,463
80,000	2.900	01/15/30	73,273
300,000	1.875	10/15/30	254,930
590,000	5.900	11/15/33	626,511
251,000	3.100	06/15/50	171,060
AT&T, Inc.
900,000	5.539	02/20/26	900,812
551,000	3.800	02/15/27	543,662
346,000	4.250	03/01/27	344,523
539,000	2.300	06/01/27	510,718
75,000	1.650	02/01/28	68,560
300,000	4.100	02/15/28	297,182
912,000	4.350	03/01/29	910,970
1,629,000	4.300	02/15/30	1,616,329
389,000	2.750	06/01/31	345,791
428,000	2.250	02/01/32	363,208
1,630,000	2.550	12/01/33	1,347,020

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Wireless – (continued)
AT&T, Inc. – (continued)
$690,000	5.400%	02/15/34	$716,059
685,000	4.500	05/15/35	657,236
140,000	4.850	03/01/39	135,481
330,000	4.350	06/15/45	287,318
435,000	4.750	05/15/46	396,324
293,000	4.500	03/09/48	254,727
225,000	4.550	03/09/49	196,496
538,000	3.650	06/01/51	399,403
130,000	3.300	02/01/52	90,317
1,560,000	3.500	09/15/53	1,107,700
1,358,000	3.550	09/15/55	960,275
530,000	3.800	12/01/57	387,647
1,119,000	3.650	09/15/59	785,737
192,000	3.850	06/01/60	142,052
Crown Castle, Inc.
420,000	3.700	06/15/26	412,239
500,000	5.000	01/11/28	505,826
380,000	3.250	01/15/51	267,501
Sprint Capital Corp.
576,000	6.875	11/15/28	624,240
994,000	8.750	03/15/32	1,229,454
T-Mobile USA, Inc.
390,000	1.500	02/15/26	372,667
600,000	2.250	02/15/26	580,219
900,000	3.750	04/15/27	883,053
655,000	4.950	03/15/28	666,600
50,000	4.800	07/15/28	50,683
300,000	2.625	02/15/29	277,316
700,000	3.375	04/15/29	666,539
900,000	3.875	04/15/30	868,422
1,060,000	2.550	02/15/31	934,953
270,000	2.875	02/15/31	242,704
408,000	2.250	11/15/31	347,657
408,000	2.700	03/15/32	353,236
500,000	5.050	07/15/33	508,390
1,430,000	5.750	01/15/34	1,516,167
640,000	4.375	04/15/40	581,260
500,000	3.000	02/15/41	371,855
750,000	4.500	04/15/50	650,657
500,000	3.300	02/15/51	353,665
100,000	3.400	10/15/52	72,000
200,000	5.650	01/15/53	206,880
500,000	5.750	01/15/54	521,395
400,000	3.600	11/15/60	284,746
100,000	5.800	09/15/62	103,680
Verizon Communications, Inc.
1,825,000	0.850	11/20/25	1,747,334
930,000	1.450	03/20/26	886,950
559,000	4.125	03/16/27	554,326
250,000	3.000	03/22/27	242,133
710,000	2.100	03/22/28	658,988
922,000	4.329	09/21/28	921,471
771,000	4.016	12/03/29	754,199
384,000	3.150	03/22/30	359,187
236,000	1.500	09/18/30	199,769
85,000	1.680	10/30/30	72,287
670,000	2.550	03/21/31	588,196

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Wireless – (continued)
Verizon Communications, Inc. – (continued)
$650,000	2.355%	03/15/32		$554,752
985,000	5.050	05/09/33		1,007,323
800,000	4.400	11/01/34		767,745
220,000	4.272	01/15/36		208,085
445,000	5.250	03/16/37		458,039
1,460,000	2.650	11/20/40		1,061,251
610,000	3.400	03/22/41		484,540
60,000	6.550	09/15/43		69,123
650,000	4.862	08/21/46		619,721
401,000	4.522	09/15/48		360,308
400,000	2.875	11/20/50		265,073
800,000	3.550	03/22/51		600,872
150,000	2.987	10/30/56		97,788
446,000	3.000	11/20/60		285,336
555,000	3.700	03/22/61		413,909

				44,663,246

TOTAL CORPORATE OBLIGATIONS (Cost $737,935,837)				712,504,779

Foreign Corporate Debt – 16.5%

Banks – 9.8%
Australia & New Zealand Banking Group Ltd. (Australia)
250,000	5.671	10/03/25		253,058
590,000	5.088	12/08/25		594,624
Australia & New Zealand Banking Group Ltd., MTN (Australia)
400,000	3.700	11/16/25		396,623
250,000	4.750	01/18/27		252,779
Banco Bilbao Vizcaya Argentaria SA (Spain)
200,000	1.125	09/18/25		192,555
	(US 1 Year CMT T-Note + 1.950%)
100,000	6.033	03/13/35	(b)	104,104
Banco Santander SA (Spain)
800,000	5.179	11/19/25		800,412
600,000	1.849	03/25/26		572,763
1,000,000	4.250	04/11/27		986,115
2,000,000	5.294	08/18/27		2,033,863
310,000	4.379	04/12/28		305,890
600,000	6.607	11/07/28		645,805
325,000	3.490	05/28/30		303,084
	(US 1 Year CMT T-Note + 0.900%)
600,000	1.722	09/14/27	(b)	560,669
	(US 1 Year CMT T-Note + 1.600%)
336,000	3.225	11/22/32	(b)	289,282
Bank of Montreal (Canada)
100,000	5.920	09/25/25		101,263
100,000	5.266	12/11/26		101,871
1,050,000	5.203	02/01/28		1,074,483
	(5 Year USD Swap + 1.432%)
810,000	3.803	12/15/32	(b)	778,723
	(US 5 Year CMT T-Note + 1.400%)
670,000	3.088	01/10/37	(b)	571,060

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Banks – (continued)
Bank of Nova Scotia (The) (Canada)
$566,000	4.500%	12/16/25		$562,435
1,000,000	1.050	03/02/26		950,078
220,000	2.700	08/03/26		212,918
80,000	1.950	02/02/27		75,585
750,000	4.850	02/01/30		762,452
530,000	2.450	02/02/32		455,409
490,000	5.650	02/01/34		516,883
Canadian Imperial Bank of Commerce (Canada)
1,880,000	3.945	08/04/25		1,867,262
1,000,000	3.600	04/07/32		923,250
Cooperatieve Rabobank UA (Netherlands)
1,105,000	3.750	07/21/26		1,082,708
145,000	5.250	05/24/41		149,276
250,000	5.750	12/01/43		261,642
485,000	5.250	08/04/45		485,559
Deutsche Bank AG (Germany)
	(SOFR + 1.870%)
1,000,000	2.129	11/24/26	(b)	964,849
	(SOFR + 1.219%)
1,574,000	2.311	11/16/27	(b)	1,485,378
	(SOFR + 3.180%)
800,000	6.720	01/18/29	(b)	843,758
	(SOFR + 3.043%)
410,000	3.547	09/18/31	(b)	377,417
	(SOFR + 1.718%)
370,000	3.035	05/28/32	(b)	323,337
	(SOFR + 2.257%)
600,000	3.742	01/07/33	(b)	511,610
HSBC Holdings PLC (United Kingdom)
1,300,000	3.900	05/25/26		1,283,958
260,000	4.375	11/23/26		257,193
302,000	6.100	01/14/42		335,019
	(3M U.S. T-Bill MMY + 1.808%)
1,455,000	4.041	03/13/28	(b)	1,428,593
	(SOFR + 2.610%)
710,000	5.210	08/11/28	(b)	719,506
	(SOFR + 1.732%)
200,000	2.013	09/22/28	(b)	184,453
	(SOFR + 3.350%)
290,000	7.390	11/03/28	(b)	311,945
	(SOFR + 1.970%)
1,155,000	6.161	03/09/29	(b)	1,207,085
	(3M U.S. T-Bill MMY + 1.796%)
1,100,000	4.583	06/19/29	(b)	1,091,952
	(SOFR + 1.460%)
2,000,000	5.546	03/04/30	(b)	2,057,586
	(3M U.S. T-Bill MMY + 1.872%)
771,000	3.973	05/22/30	(b)	742,087
	(SOFR + 2.870%)
502,000	5.402	08/11/33	(b)	513,698
	(SOFR + 4.250%)
1,036,000	8.113	11/03/33	(b)	1,208,763
	(SOFR + 2.390%)
1,420,000	6.254	03/09/34	(b)	1,527,070

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(SOFR + 2.980%)
$1,000,000	6.547%	06/20/34	(b)	$1,068,535
	(SOFR + 3.020%)
300,000	7.399	11/13/34	(b)	336,114
	(SOFR + 2.650%)
400,000	6.332	03/09/44	(b)	438,406
HSBC Holdings PLC, Series ** (United Kingdom)
694,000	6.500	09/15/37		738,457
ING Groep NV (Netherlands)
200,000	3.950	03/29/27		196,942
490,000	4.550	10/02/28		487,948
330,000	4.050	04/09/29		322,419
	(SOFR + 1.005%)
800,000	1.726	04/01/27	(b)	761,953
	(SOFR + 1.830%)
500,000	4.017	03/28/28	(b)	492,133
	(SOFR + 1.316%)
690,000	2.727	04/01/32	(b)	604,270
	(SOFR + 2.090%)
940,000	6.114	09/11/34	(b)	1,005,319
Lloyds Banking Group PLC (United Kingdom)
400,000	4.582	12/10/25		396,662
1,500,000	3.750	01/11/27		1,471,646
940,000	4.375	03/22/28		932,538
200,000	5.300	12/01/45		190,970
490,000	4.344	01/09/48		400,587
	(3M USD LIBOR + 1.205%)
1,420,000	3.574	11/07/28	(b)	1,371,260
Mitsubishi UFJ Financial Group, Inc. (Japan)
	(US 1 Year CMT T-Note + 0.670%)
200,000	1.640	10/13/27	(b)	188,087
	(US 1 Year CMT T-Note + 0.830%)
1,300,000	2.341	01/19/28	(b)	1,234,316
190,000	3.961	03/02/28		187,783
194,000	3.741	03/07/29		187,915
440,000	3.751	07/18/39		386,010
	(US 1 Year CMT T-Note + 1.950%)
1,020,000	5.017	07/20/28	(b)	1,033,970
	(US 1 Year CMT T-Note + 1.900%)
300,000	5.354	09/13/28	(b)	305,200
	(US 1 Year CMT T-Note + 1.380%)
1,800,000	5.422	02/22/29	(b)	1,843,482
	(US 1 Year CMT T-Note + 0.950%)
200,000	2.309	07/20/32	(b)	170,527
	(US 1 Year CMT T-Note + 1.100%)
500,000	2.852	01/19/33	(b)	436,954
	(US 1 Year CMT T-Note + 2.125%)
200,000	5.133	07/20/33	(b)	203,194

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Banks – (continued)
	(US 1 Year CMT T-Note + 1.630%)
$1,000,000	5.441%	02/22/34	(b)	$1,038,041
Mizuho Financial Group, Inc. (Japan)
	(3M U.S. T-Bill MMY + 1.532%)
1,000,000	1.979	09/08/31	(b)	851,440
390,000	2.564	09/13/31		330,165
	(US 1 Year CMT T-Note + 2.400%)
1,000,000	5.669	09/13/33	(b)	1,042,033
	(US 1 Year CMT T-Note + 1.300%)
2,000,000	5.579	05/26/35	(b)	2,073,871
Royal Bank of Canada (Canada)
230,000	1.200	04/27/26		218,321
800,000	3.625	05/04/27		787,032
Royal Bank of Canada, GMTN (Canada)
920,000	0.875	01/20/26		876,295
243,000	4.650	01/27/26		242,591
250,000	5.200	07/20/26		253,761
264,000	1.400	11/02/26		248,057
500,000	4.240	08/03/27		500,097
1,000,000	4.900	01/12/28		1,018,237
1,000,000	4.950	02/01/29		1,024,175
250,000	2.300	11/03/31		216,161
300,000	5.000	02/01/33		306,643
300,000	5.000	05/02/33		307,893
Santander UK Group Holdings PLC (United Kingdom)
	(SOFR + 0.989%)
820,000	1.673	06/14/27	(b)	774,653
	(3M USD LIBOR + 1.400%)
1,260,000	3.823	11/03/28	(b)	1,221,391
Sumitomo Mitsui Financial Group, Inc. (Japan)
300,000	0.948	01/12/26		285,295
900,000	2.632	07/14/26		867,543
880,000	1.402	09/17/26		825,212
240,000	3.446	01/11/27		234,580
300,000	1.902	09/17/28		270,654
1,540,000	5.316	07/09/29		1,585,934
300,000	5.424	07/09/31		310,791
2,550,000	5.808	09/14/33		2,718,746
Toronto-Dominion Bank (The) (Canada)
2,000,000	4.108	06/08/27		1,981,664
2,000,000	5.156	01/10/28		2,042,828
	(5 Year USD Swap + 2.205%)
2,000,000	3.625	09/15/31	(b)	1,940,119
Toronto-Dominion Bank (The), MTN (Canada)
120,000	2.000	09/10/31		101,675
UBS AG (Switzerland)
500,000	4.500	06/26/48		457,747
UBS Group AG (Switzerland)
	(SOFR + 3.730%)
3,800,000	4.194	04/01/31	(a)(b)	3,677,716
1,000,000	4.875	05/15/45		941,911

				85,566,609

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Beverages – 0.1%
Coca-Cola Femsa SAB de CV (Mexico)
$280,000	2.750%	01/22/30	$256,787
Fomento Economico Mexicano SAB de CV (Mexico)
630,000	3.500	01/16/50	480,095

			736,882

Brokerage – 0.5%
Brookfield Finance, Inc. (Canada)
686,000	3.900	01/25/28	670,245
120,000	4.850	03/29/29	121,195
279,000	4.350	04/15/30	273,677
237,000	4.700	09/20/47	212,661
100,000	3.500	03/30/51	73,152
Nomura Holdings, Inc. (Japan)
300,000	1.653	07/14/26	283,021
300,000	2.172	07/14/28	272,489
300,000	2.679	07/16/30	266,023
550,000	2.608	07/14/31	471,910
780,000	2.999	01/22/32	679,121
1,160,000	5.783	07/03/34	1,206,964

			4,530,458

Consumer Cyclical – 0.0%
Honda Motor Co. Ltd. (Japan)
243,000	2.967	03/10/32	219,401
Toyota Motor Corp. (Japan)
80,000	1.339	03/25/26	76,325

			295,726

Consumer Noncyclical – 1.1%
Astrazeneca Finance LLC (United Kingdom)
100,000	1.200	05/28/26	94,908
400,000	4.875	03/03/28	407,869
200,000	1.750	05/28/28	183,116
1,000,000	4.850	02/26/29	1,022,196
300,000	2.250	05/28/31	262,068
AstraZeneca PLC (United Kingdom)
1,000,000	3.375	11/16/25	987,794
1,000,000	4.000	01/17/29	992,743
500,000	6.450	09/15/37	576,463
200,000	4.375	08/17/48	181,820
100,000	3.000	05/28/51	70,456
GlaxoSmithKline Capital PLC (United Kingdom)
400,000	3.375	06/01/29	385,439
GlaxoSmithKline Capital, Inc. (United Kingdom)
900,000	3.875	05/15/28	887,702
511,000	6.375	05/15/38	584,055
Novartis Capital Corp. (Switzerland)
1,000,000	2.000	02/14/27	950,704
250,000	3.100	05/17/27	244,023
200,000	4.400	05/06/44	186,279
120,000	4.000	11/20/45	104,870
200,000	2.750	08/14/50	138,546
Takeda Pharmaceutical Co. Ltd. (Japan)
2,000,000	3.025	07/09/40	1,513,225

			9,774,276

Consumer Products – 0.2%
Unilever Capital Corp. (United Kingdom)
100,000	2.900	05/05/27	96,736

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Consumer Products – (continued)
Unilever Capital Corp. (United Kingdom) – (continued)
$500,000	3.500%	03/22/28		$487,872
700,000	2.125	09/06/29		633,507
200,000	1.750	08/12/31		169,087
132,000	5.900	11/15/32		145,590
250,000	5.000	12/08/33		258,814

				1,791,606

Energy – 1.0%
Canadian Natural Resources Ltd. (Canada)
409,000	3.850	06/01/27		401,899
300,000	6.250	03/15/38		319,732
Canadian Natural Resources Ltd., GMTN (Canada)
364,000	4.950	06/01/47		327,983
Enbridge, Inc. (Canada)
200,000	5.900	11/15/26		205,816
200,000	6.000	11/15/28		211,282
484,000	3.125	11/15/29		452,149
170,000	6.200	11/15/30		184,056
400,000	2.500	08/01/33		333,146
300,000	3.400	08/01/51		216,094
(3M U.S. T-Bill MMY + 3.903%)
570,000	6.250	03/01/78	(b)	559,312
TotalEnergies Capital International SA (France)
174,000	2.829	01/10/30		161,526
231,000	2.986	06/29/41		174,991
370,000	3.461	07/12/49		278,852
500,000	3.127	05/29/50		355,760
340,000	3.386	06/29/60		239,132
TotalEnergies Capital SA (France)
96,000	3.883	10/11/28		94,391
950,000	5.150	04/05/34		988,307
1,490,000	5.488	04/05/54		1,546,085
TransCanada PipeLines Ltd. (Canada)
745,000	6.200	10/15/37		797,892
650,000	7.625	01/15/39		789,932
150,000	5.100	03/15/49		142,808

				8,781,145

Financial Company – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
952,000	2.450	10/29/26		906,879
300,000	3.000	10/29/28		280,076
200,000	5.100	01/19/29		202,413
632,000	3.300	01/30/32		561,748
300,000	3.400	10/29/33		261,340
480,000	3.850	10/29/41		394,224

				2,606,680

Food and Beverage – 1.0%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
1,480,000	4.700	02/01/36		1,463,571
1,866,000	4.900	02/01/46		1,790,185
Anheuser-Busch InBev Finance, Inc. (Belgium)
780,000	4.625	02/01/44		728,191
600,000	4.900	02/01/46		575,622

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Food and Beverage – (continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
$628,000	4.750%	01/23/29		$639,651
281,000	4.900	01/23/31		287,886
293,000	4.375	04/15/38		277,210
340,000	5.450	01/23/39		357,073
100,000	4.350	06/01/40		92,162
244,000	4.950	01/15/42		239,279
58,000	4.600	04/15/48		53,837
756,000	4.439	10/06/48		676,984
632,000	5.550	01/23/49		662,871
214,000	4.750	04/15/58		199,855
832,000	5.800	01/23/59		909,942

				8,954,319

Forest Products & Paper – 0.3%
Suzano Austria GmbH (Brazil)
1,400,000	6.000	01/15/29		1,426,062
Suzano Austria GmbH, Series DM3N (Brazil)
968,000	3.125	01/15/32		820,233

				2,246,295

Insurance – 0.2%
AXA SA (France)
560,000	8.600	12/15/30		673,036
Fairfax Financial Holdings Ltd. (Canada)
300,000	6.350	03/22/54	(a)	312,656
Manulife Financial Corp. (Canada)
(5 Year USD Swap + 1.647%)
100,000	4.061	02/24/32	(b)	97,819
530,000	3.703	03/16/32		498,838
186,000	5.375	03/04/46		188,614

				1,770,963

Internet – 0.1%
Alibaba Group Holding Ltd. (China)
400,000	2.700	02/09/41		285,497
400,000	4.400	12/06/57		335,609
500,000	3.250	02/09/61		334,206

				955,312

Lodging – 0.2%
Sands China Ltd. (Macau)
290,000	5.125	08/08/25		288,550
500,000	3.800	01/08/26		490,000
740,000	5.400	08/08/28		740,000

				1,518,550

Metals – 0.0%
ArcelorMittal SA (Luxembourg)
370,000	6.550	11/29/27		390,037

Mining – 0.3%
Southern Copper Corp. (Mexico)
941,000	7.500	07/27/35		1,107,812
186,000	6.750	04/16/40		209,073
166,000	5.250	11/08/42		161,068
206,000	5.875	04/23/45		212,303
Vale Overseas Ltd. (Brazil)
500,000	6.400	06/28/54		512,500

				2,202,756

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Semiconductors – 0.1%
TSMC Arizona Corp. (Taiwan)
$350,000	2.500%	10/25/31	$305,720
450,000	3.125	10/25/41	361,609

			667,329

Technology – 0.3%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
1,000,000	4.300	06/18/29	985,605
226,000	3.400	05/01/30	211,191
263,000	2.500	05/11/31	227,553
533,000	2.650	02/15/32	458,492
285,000	5.000	01/15/33	285,435

			2,168,276

Telecommunications – 0.3%
America Movil SAB de CV (Mexico)
900,000	3.625	04/22/29	864,330
200,000	4.700	07/21/32	198,448
916,000	6.375	03/01/35	1,022,318
100,000	6.125	03/30/40	107,554
440,000	4.375	07/16/42	389,123

			2,581,773

Transportation – 0.1%
Canadian Pacific Railway Co. (Canada)
930,000	2.450	12/02/31	807,101

Wirelines – 0.6%
Bell Telephone Co. of Canada or Bell Canada (Canada)
1,000,000	5.100	05/11/33	1,007,396
1,660,000	3.650	08/15/52	1,261,996
Deutsche Telekom International Finance BV (Germany)
590,000	8.750	06/15/30	708,594
Orange SA (France)
740,000	9.000	03/01/31	910,788
100,000	5.375	01/13/42	99,607
Telefonica Emisiones SA (Spain)
500,000	7.045	06/20/36	568,901
700,000	4.895	03/06/48	626,874

			5,184,156

TOTAL FOREIGN CORPORATE DEBT (Cost $144,267,854)			143,530,249

Shares	Dividend Rate		Value

Investment Company – 0.4%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
3,503,685	5.183%		3,503,685
(Cost $3,503,685)

TOTAL INVESTMENTS – 98.8% (Cost $885,707,376)			$859,538,713

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			10,201,810

NET ASSETS – 100.0%			$869,740,523

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2024.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
T-Bill	—Treasury Bill
TSFR	—Term Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills - 90.9%
U.S. Treasury Bills
$252,000	5.235%	10/01/24	$250,990
51,027,300	5.256	10/01/24	50,822,730
658,000	5.257	10/01/24	655,362
94,000	5.267	10/01/24	93,623
1,551,000	5.273	10/01/24	1,544,782
423,000	5.287	10/01/24	421,304
222,555,000	5.288	10/01/24	221,662,769
2,961,000	5.298	10/01/24	2,949,129
282,000	5.299	10/01/24	280,869
352,000	5.313	10/01/24	350,589
15,000,000	5.328	10/01/24	14,939,864
2,016,000	5.265	10/03/24	2,007,408
18,022,000	5.388	10/03/24	17,945,188
20,000	5.231	10/08/24	19,901
56,000	5.241	10/08/24	55,722
140,000	5.242	10/08/24	139,304
250,000	5.248	10/08/24	248,758
420,000	5.253	10/08/24	417,913
330,000	5.257	10/08/24	328,360
60,000	5.269	10/08/24	59,702
50,000	5.274	10/08/24	49,752
80,000	5.276	10/08/24	79,602
40,000	5.278	10/08/24	39,801
52,000	5.280	10/08/24	51,742
120,000	5.285	10/08/24	119,404
750,000	5.293	10/08/24	746,274
4,120,700	5.298	10/08/24	4,100,227
200,000	5.308	10/08/24	199,006
150,000	5.310	10/08/24	149,255
80,000	5.314	10/08/24	79,602
60,000	5.333	10/08/24	59,702
90,000	5.363	10/08/24	89,553
130,000	5.365	10/08/24	129,354
40,000	5.374	10/08/24	39,801
46,606,000	5.411	10/08/24	46,374,442
187,905,300	5.257	10/10/24	186,916,590
52,000	5.202	10/17/24	51,677
650,000	5.209	10/17/24	645,961
140,000	5.212	10/17/24	139,130
156,000	5.213	10/17/24	155,031
468,000	5.218	10/17/24	465,092
130,000	5.219	10/17/24	129,192
208,000	5.236	10/17/24	206,707
858,000	5.238	10/17/24	852,668
1,092,000	5.261	10/17/24	1,085,214
1,638,000	5.262	10/17/24	1,627,821
390,000	5.270	10/17/24	387,576
228,000	5.272	10/17/24	226,583
100,000	5.276	10/17/24	99,379
312,000	5.278	10/17/24	310,061
360,000	5.294	10/17/24	357,763
38,835,700	5.296	10/17/24	38,594,358
144,000	5.321	10/17/24	143,105
108,000	5.324	10/17/24	107,329
152,000	5.340	10/17/24	151,055
216,000	5.342	10/17/24	214,658
54,000	5.344	10/17/24	53,664
475,000	5.345	10/17/24	472,048
114,000	5.346	10/17/24	113,292

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$114,000	5.348%	10/17/24	$113,292
57,000	5.349	10/17/24	56,646
171,000	5.350	10/17/24	169,937
612,000	5.356	10/17/24	608,197
90,000	5.357	10/17/24	89,441
90,000	5.358	10/17/24	89,441
396,000	5.360	10/17/24	393,539
270,000	5.363	10/17/24	268,322
90,000	5.365	10/17/24	89,441
72,000	5.366	10/17/24	71,553
72,000	5.367	10/17/24	71,553
468,000	5.369	10/17/24	465,092
288,000	5.373	10/17/24	286,210
168,000	5.375	10/17/24	166,956
84,570,000	5.376	10/17/24	84,044,445
216,000	5.388	10/17/24	214,658
468,000	5.409	10/17/24	465,092
180,000	5.208	10/22/24	178,752
356,000	5.209	10/22/24	353,531
445,000	5.210	10/22/24	441,914
2,200,000	5.211	10/22/24	2,184,745
6,256,000	5.215	10/22/24	6,212,620
468,000	5.226	10/22/24	464,755
1,260,000	5.227	10/22/24	1,251,263
540,000	5.228	10/22/24	536,256
2,970,000	5.230	10/22/24	2,949,406
1,056,000	5.257	10/22/24	1,048,678
480,000	5.259	10/22/24	476,672
3,612,000	5.274	10/22/24	3,586,954
1,056,000	5.275	10/22/24	1,048,678
1,320,000	5.284	10/22/24	1,310,847
1,760,000	5.288	10/22/24	1,747,796
704,000	5.326	10/22/24	699,118
528,000	5.327	10/22/24	524,339
712,000	5.345	10/22/24	707,063
534,000	5.351	10/22/24	530,297
1,359,000	5.353	10/22/24	1,349,577
270,000	5.356	10/22/24	268,128
2,250,000	5.363	10/22/24	2,234,398
429,532,900	5.394	10/22/24	426,554,474
122,000	5.176	10/24/24	121,119
366,000	5.187	10/24/24	363,356
1,525,000	5.205	10/24/24	1,513,983
244,000	5.211	10/24/24	242,237
3,843,000	5.218	10/24/24	3,815,237
480,000	5.220	10/24/24	476,532
2,318,000	5.223	10/24/24	2,301,254
324,000	5.226	10/24/24	321,659
854,000	5.234	10/24/24	847,830
732,000	5.252	10/24/24	726,712
2,562,000	5.266	10/24/24	2,543,491
732,000	5.271	10/24/24	726,712
1,247,000	5.275	10/24/24	1,237,991
1,200,000	5.289	10/24/24	1,191,331
360,000	5.310	10/24/24	357,399
480,000	5.312	10/24/24	476,532
496,000	5.331	10/24/24	492,417
720,000	5.336	10/24/24	714,798
300,000	5.337	10/24/24	297,833

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$186,000	5.339%	10/24/24	$184,656
372,000	5.340	10/24/24	369,312
180,000	5.342	10/24/24	178,700
300,000	5.344	10/24/24	297,833
558,000	5.345	10/24/24	553,969
372,000	5.348	10/24/24	369,312
1,550,000	5.349	10/24/24	1,538,802
1,320,000	5.352	10/24/24	1,310,464
540,000	5.355	10/24/24	536,099
1,020,000	5.356	10/24/24	1,012,631
240,000	5.361	10/24/24	238,266
1,020,000	5.362	10/24/24	1,012,631
780,000	5.369	10/24/24	774,365
560,000	5.371	10/24/24	555,954
247,834,900	5.388	10/24/24	246,044,440
38,969,200	5.402	10/24/24	38,687,671
199,155,000	5.193	10/29/24	197,581,357
518,000	5.120	11/07/24	513,323
1,221,000	5.130	11/07/24	1,209,976
196,000	5.132	11/07/24	194,230
222,000	5.147	11/07/24	219,996
925,000	5.157	11/07/24	916,648
74,000	5.168	11/07/24	73,332
1,554,000	5.187	11/07/24	1,539,969
185,000	5.191	11/07/24	183,330
148,000	5.200	11/07/24	146,664
2,331,000	5.215	11/07/24	2,309,954
296,000	5.216	11/07/24	293,327
444,000	5.237	11/07/24	439,991
555,000	5.248	11/07/24	549,989
692,000	5.250	11/07/24	685,752
36,000	5.341	11/07/24	35,675
25,000,000	5.375	11/07/24	24,774,280
41,438,000	5.376	11/07/24	41,063,864
36,770,600	5.383	11/07/24	36,438,605
70,114,700	5.388	11/07/24	69,481,647
8,300,700	5.393	11/07/24	8,225,754
70,000	5.117	11/14/24	69,303
64,000	5.123	11/14/24	63,362
35,000,000	5.128	11/14/24	34,651,336
165,000	5.134	11/14/24	163,356
19,053,000	5.140	11/14/24	18,863,197
30,000	5.148	11/14/24	29,701
10,000	5.164	11/14/24	9,900
40,000	5.174	11/14/24	39,601
25,000	5.187	11/14/24	24,751
20,000	5.196	11/14/24	19,801
315,000	5.214	11/14/24	311,862
12,025,400	5.270	11/14/24	11,905,605
14,160,000	5.382	11/14/24	14,018,940
214,000	5.095	11/19/24	211,727
275,000	5.098	11/19/24	272,080
363,000	5.123	11/19/24	359,145
66,000	5.141	11/19/24	65,299
22,000	5.147	11/19/24	21,766
462,000	5.169	11/19/24	457,094
99,000	5.175	11/19/24	97,949
88,000	5.179	11/19/24	87,065
693,000	5.200	11/19/24	685,641

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$132,000	5.231%	11/19/24	$130,598
165,000	5.253	11/19/24	163,248
53,087,600	5.280	11/19/24	52,523,838
2,248,300	5.311	11/19/24	2,224,424
161,978,500	5.137	11/21/24	160,209,755
650,000	5.082	11/26/24	642,483
364,000	5.092	11/26/24	359,790
140,000	5.096	11/26/24	138,381
1,092,000	5.097	11/26/24	1,079,371
858,000	5.121	11/26/24	848,077
156,000	5.124	11/26/24	154,196
52,000	5.132	11/26/24	51,399
130,000	5.144	11/26/24	128,497
104,000	5.154	11/26/24	102,797
208,000	5.161	11/26/24	205,594
1,638,000	5.188	11/26/24	1,619,057
312,000	5.215	11/26/24	308,392
390,000	5.242	11/26/24	385,490
24,000	5.247	11/26/24	23,722
113,671,500	5.280	11/26/24	112,356,921
16,727,800	5.290	11/26/24	16,534,348
925,000	5.041	11/29/24	913,965
518,000	5.067	11/29/24	511,820
222,000	5.068	11/29/24	219,351
1,417,000	5.088	11/29/24	1,400,095
74,000	5.097	11/29/24	73,117
1,554,000	5.110	11/29/24	1,535,461
296,000	5.112	11/29/24	292,469
24,782,900	5.115	11/29/24	24,487,240
185,000	5.120	11/29/24	182,793
148,000	5.123	11/29/24	146,234
2,331,000	5.134	11/29/24	2,303,191
444,000	5.164	11/29/24	438,703
200,000	5.192	11/29/24	197,614
9,524,900	5.196	11/29/24	9,411,268
444,000	5.204	11/29/24	438,703
5,541,900	5.207	11/29/24	5,475,785
740,000	5.208	11/29/24	731,172
555,000	5.218	11/29/24	548,379
296,000	5.229	11/29/24	292,469
222,000	5.242	11/29/24	219,352
304,000	5.254	11/29/24	300,373
342,000	5.256	11/29/24	337,920
228,000	5.261	11/29/24	225,280
72,000	5.265	11/29/24	71,141
1,250,000	5.273	11/29/24	1,235,087
114,000	5.281	11/29/24	112,640
30,000	5.299	11/29/24	29,642
333,000	5.302	11/29/24	329,027
180,000	5.303	11/29/24	177,853
481,000	5.311	11/29/24	475,262
940,000	5.321	11/29/24	928,786
144,000	5.327	11/29/24	142,282
468,000	5.334	11/29/24	462,417
49,000	5.340	11/29/24	48,415
30,000	5.352	11/29/24	29,642
18,000	5.359	11/29/24	17,785
160,990,800	5.389	11/29/24	159,070,180
140,000	5.059	12/03/24	138,262

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$52,000	5.060%	12/03/24	$51,355
58,212,700	5.068	12/03/24	57,490,236
20,000	5.090	12/03/24	19,752
330,000	5.097	12/03/24	325,904
50,000	5.128	12/03/24	49,379
40,000	5.148	12/03/24	39,504
48,726,000	5.156	12/03/24	48,121,273
630,000	5.161	12/03/24	622,181
104,000	5.107	12/05/24	102,686
17,124,100	5.211	12/05/24	16,907,718
108,250,000	5.057	12/10/24	106,804,646
108,354,800	5.057	12/17/24	106,807,219
208,000	5.052	12/24/24	204,838
199,780,000	5.059	12/24/24	196,743,237
71,345,900	5.070	12/24/24	70,261,404
18,398,200	5.071	12/24/24	18,118,537
232,000	4.923	01/02/25	228,291
72,000	5.117	01/02/25	70,849
104,023,200	5.142	01/02/25	102,360,308
140,000	5.147	01/02/25	137,762
33,614,100	5.149	01/02/25	33,076,752
24,957,600	5.202	01/02/25	24,558,633
325,000	4.881	01/09/25	319,523
78,000	4.902	01/09/25	76,685
182,000	4.907	01/09/25	178,933
497,000	4.912	01/09/25	488,624
26,000	4.927	01/09/25	25,562
546,000	4.949	01/09/25	536,798
104,000	4.984	01/09/25	102,247
65,000	4.990	01/09/25	63,904
819,000	4.994	01/09/25	805,197
52,000	5.000	01/09/25	51,124
156,000	5.072	01/09/25	153,371
195,000	5.104	01/09/25	191,714
64,608,900	5.148	01/09/25	63,520,024
325,000	4.858	01/16/25	319,234
429,000	4.881	01/16/25	421,388
546,000	4.883	01/16/25	536,312
68,000	4.885	01/16/25	66,793
78,000	4.892	01/16/25	76,616
182,000	4.896	01/16/25	178,771
26,000	4.947	01/16/25	25,539
65,000	4.953	01/16/25	63,847
104,000	4.973	01/16/25	102,155
52,000	4.980	01/16/25	51,077
819,000	4.989	01/16/25	804,469
156,000	5.045	01/16/25	153,232
195,000	5.096	01/16/25	191,540
64,676,800	5.142	01/16/25	63,529,252
78,000	4.828	01/23/25	76,551
325,000	4.830	01/23/25	318,961
429,000	4.837	01/23/25	421,028
182,000	4.840	01/23/25	178,618
26,000	4.865	01/23/25	25,517
68,000	4.867	01/23/25	66,736
546,000	4.878	01/23/25	535,854
65,000	4.914	01/23/25	63,792
52,000	4.931	01/23/25	51,034
819,000	4.959	01/23/25	803,781

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$104,000	4.967%	01/23/25	$102,067
156,000	5.030	01/23/25	153,101
195,000	5.079	01/23/25	191,376
64,740,900	5.141	01/23/25	63,537,851
126,000	4.855	01/30/25	123,545
349,000	4.861	01/30/25	342,200
54,000	4.865	01/30/25	52,948
18,000	4.902	01/30/25	17,649
45,000	4.934	01/30/25	44,123
36,000	4.961	01/30/25	35,299
567,000	4.971	01/30/25	555,953
47,949,000	4.985	01/30/25	47,014,770
322,000	4.851	02/13/25	315,161
124,000	4.865	02/13/25	121,366
759,000	4.867	02/13/25	742,880
15,762,900	4.885	02/13/25	15,428,115
138,000	4.888	02/13/25	135,069
46,000	4.923	02/13/25	45,023
1,449,000	4.985	02/13/25	1,418,225
117,918,000	5.011	02/13/25	115,413,566
56,000	4.838	02/20/25	54,767
132,000	4.850	02/20/25	129,094
24,000	4.854	02/20/25	23,472
24,000	4.863	02/20/25	23,472
115,162,400	4.880	02/20/25	112,626,880
8,000	4.910	02/20/25	7,824
252,000	4.924	02/20/25	246,452
20,884,600	5.069	02/20/25	20,424,786
13,896,000	4.843	02/27/25	13,577,522
122,736,500	4.865	02/27/25	119,923,539
44,000	4.580	03/20/25	42,952
1,025,000	4.518	05/15/25	993,633
574,000	4.527	05/15/25	556,434
374,300	4.537	05/15/25	362,846
1,353,000	4.544	05/15/25	1,311,596
1,722,000	4.545	05/15/25	1,669,303
246,000	4.560	05/15/25	238,472
82,000	4.591	05/15/25	79,491
205,000	4.607	05/15/25	198,727
164,000	4.623	05/15/25	158,981
328,000	4.663	05/15/25	317,963
2,583,000	4.665	05/15/25	2,503,955
492,000	4.789	05/15/25	476,944
615,000	4.875	05/15/25	596,180
228,000	4.899	05/15/25	221,023
504,000	4.916	05/15/25	488,577
820,000	4.955	05/15/25	794,906
328,000	4.961	05/15/25	317,963
246,000	4.976	05/15/25	238,472
336,000	5.074	05/15/25	325,718
387,000	5.084	05/15/25	375,157
252,000	5.124	05/15/25	244,288
205,000	5.131	05/15/25	198,727
1,050,000	5.149	05/15/25	1,017,868
369,000	5.158	05/15/25	357,708
1,066,000	5.164	05/15/25	1,033,378
533,000	5.166	05/15/25	516,689
252,000	5.171	05/15/25	244,288
126,000	5.175	05/15/25	122,144

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
$1,469,300	5.184%	05/15/25	$1,424,337
164,000	5.193	05/15/25	158,981
533,000	5.222	05/15/25	516,689
56,000	5.241	05/15/25	54,286
178,822,900	5.263	05/15/25	173,350,573
3,041,200	5.266	05/15/25	2,948,133
15,030,300	5.286	05/15/25	14,570,344
1,275,000	4.443	06/12/25	1,231,952
2,142,000	4.474	06/12/25	2,069,680
1,683,000	4.500	06/12/25	1,626,177
714,000	4.504	06/12/25	689,893
306,000	4.516	06/12/25	295,669
276,000	4.527	06/12/25	266,681
255,000	4.552	06/12/25	246,390
204,000	4.574	06/12/25	197,112
102,000	4.595	06/12/25	98,556
408,000	4.619	06/12/25	394,225
3,213,000	4.630	06/12/25	3,104,520
612,000	4.729	06/12/25	591,337
765,000	4.827	06/12/25	739,171
280,000	4.874	06/12/25	270,546
624,000	4.896	06/12/25	602,932
1,020,000	4.915	06/12/25	985,562
252,692,600	5.198	06/12/25	244,160,955
1,475,000	4.404	07/10/25	1,420,798
2,478,000	4.418	07/10/25	2,386,941
826,000	4.439	07/10/25	795,647
1,947,000	4.445	07/10/25	1,875,453
354,000	4.462	07/10/25	340,991
295,000	4.486	07/10/25	284,160
320,000	4.500	07/10/25	308,241
236,000	4.507	07/10/25	227,328
118,000	4.536	07/10/25	113,664
472,000	4.564	07/10/25	454,655
3,717,000	4.586	07/10/25	3,580,411
708,000	4.692	07/10/25	681,983
885,000	4.802	07/10/25	852,479
40,000	4.840	07/10/25	38,530
84,000	4.854	07/10/25	80,913
269,747,200	4.859	07/10/25	259,834,777
140,000	4.883	07/10/25	134,855
1,244,000	4.898	07/10/25	1,198,287
14,392,500	4.929	07/10/25	13,863,618
9,529,400	4.939	07/10/25	9,179,222
175,670,500	4.458	08/07/25	168,718,068

			4,855,689,506

TOTAL U.S. TREASURY BILLS (Cost $4,850,263,717)			4,855,689,506

U.S. Treasury Notes - 9.1%
U.S. Treasury Notes
198,000	5.122	11/15/24	196,867
26,423,900	5.135	11/15/24	26,272,685
84,000	5.149	11/15/24	83,519
12,000	5.153	11/15/24	11,931
24,000	5.157	11/15/24	23,863
28,000	5.187	11/15/24	27,840
36,000	5.188	11/15/24	35,794
252,000	5.190	11/15/24	250,558

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$378,000	5.195%	11/15/24	$375,837
14,003,600	5.199	11/15/24	13,884,077
150,000	5.219	11/15/24	149,142
48,000	5.220	11/15/24	47,725
32,000	5.232	11/15/24	31,817
2,734,300	5.247	11/15/24	2,711,165
30,000	5.253	11/15/24	29,828
120,000	5.258	11/15/24	119,313
72,000	5.260	11/15/24	71,588
90,000	5.268	11/15/24	89,485
30,000	5.272	11/15/24	29,828
40,000	5.274	11/15/24	39,771
25,000	5.306	11/15/24	24,857
60,000	5.307	11/15/24	59,657
30,000	5.315	11/15/24	29,828
18,000	5.319	11/15/24	17,897
65,000	5.323	11/15/24	64,628
110,000	5.324	11/15/24	109,370
25,000	5.325	11/15/24	24,857
72,000	5.326	11/15/24	71,588
42,000	5.333	11/15/24	41,760
20,000	5.341	11/15/24	19,886
78,000	5.357	11/15/24	77,554
54,000	5.380	11/15/24	53,691
20,090,600	4.829	12/31/24	20,038,804
184,000	5.101	12/31/24	183,526
546,000	4.904	01/31/25	540,679
208,000	4.920	01/31/25	205,973
78,000	4.921	01/31/25	77,240
1,287,000	4.927	01/31/25	1,274,457
234,000	4.934	01/31/25	231,719
2,457,000	4.957	01/31/25	2,433,054
195,000	4.967	01/31/25	193,099
156,000	4.987	01/31/25	154,480
9,457,100	5.299	01/31/25	9,364,930
160,003,400	5.311	01/31/25	158,443,992
27,664,600	5.312	01/31/25	27,394,978
150,000	4.667	03/15/25	147,694
252,000	4.683	03/15/25	248,126
84,000	4.692	03/15/25	82,709
30,000	4.705	03/15/25	29,539
266,000	4.707	03/15/25	261,911
24,000	4.723	03/15/25	23,631
378,000	4.739	03/15/25	372,190
48,000	4.774	03/15/25	47,262
12,000	4.776	03/15/25	11,816
72,000	4.859	03/15/25	70,893
90,000	4.963	03/15/25	88,617
32,000	4.972	03/15/25	31,508
120,000	4.977	03/15/25	118,155
72,000	4.981	03/15/25	70,893
29,807,400	5.057	03/15/25	29,349,228
42,150,000	4.671	03/31/25	41,153,054
152,000	4.728	03/31/25	148,405
35,860,800	4.736	03/31/25	35,012,608
160,000	4.781	03/31/25	156,216
240,000	4.849	03/31/25	234,323
300,000	4.940	03/31/25	292,904
112,000	4.968	03/31/25	109,351

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Notes – (continued)
U.S. Treasury Notes – (continued)
$240,000	4.974%	03/31/25	$234,323
42,161,900	4.986	03/31/25	41,164,672
240,000	4.996	03/31/25	234,323
25,548,800	5.028	03/31/25	24,944,511
31,504,400	5.040	03/31/25	30,759,247
14,571,800	4.637	04/30/25	14,498,372

			485,511,618

TOTAL U.S. TREASURY NOTES (Cost $484,908,449)			485,511,618

TOTAL INVESTMENTS - 100.0% (Cost $5,335,172,166)			$5,341,201,124

OTHER ASSETS IN EXCESS OF LIABILITIES - – %			2,184,980

NET ASSETS - 100.0%			$5,343,386,104

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Notes – 31.6%
U.S. Treasury Notes
$9,244,000	5.000	%(a)	09/30/25	$9,307,556
44,820,000	0.250	(a)	10/31/25	42,796,363
28,480,000	1.625	(a)	05/15/26	27,361,420
19,227,000	1.625	(a)	09/30/26	18,357,620
22,124,000	1.500	(a)	01/31/27	20,937,272
3,502,000	2.750	(a)	05/31/29	3,350,323
4,000,000	4.000	(a)	02/15/34	4,026,097

TOTAL U.S. TREASURY NOTES (Cost $125,380,837)				126,136,651

Mortgage-Backed Securities – 26.0%
Federal Home Loan Mortgage Corporation
1,493,601	2.000		04/01/36	1,360,656
2,083,794	2.000		09/01/36	1,894,020
258,069	4.500		07/01/48	254,997
212,157	2.500		11/01/50	184,867
8,878,710	2.000		03/01/51	7,314,379
2,679,323	2.000		05/01/51	2,207,111
2,511,841	2.500		05/01/51	2,164,612
10,482,264	2.500		08/01/51	9,108,846
2,507,565	3.000		05/01/52	2,227,022
939,218	3.500		05/01/52	864,606
185,555	4.500		05/01/52	180,932
3,457,314	3.000		08/01/52	3,109,419
1,251,063	4.000		08/01/52	1,188,702
Federal National Mortgage Association
100,000	0.375		08/25/25	96,183
3,604,316	2.000		08/01/36	3,272,571
4,000,000	1.500		TBA-15yr(b)	3,534,062
3,000,000	2.500		TBA-15yr(b)	2,784,609
1,000,000	3.000		TBA-15yr(b)	949,844
2,341,532	3.500		07/01/45	2,205,927
60,296	4.500		06/01/48	59,578
319,157	4.500		07/01/48	315,357
23,387	5.000		12/01/48	23,539
41,877	4.500		01/01/49	41,409
32,527	4.500		08/01/49	32,321
522,664	4.500		08/01/49	515,397
191,452	5.000		12/01/49	193,892
24,419	4.500		01/01/50	24,099
104,010	4.500		03/01/50	102,301
95,785	5.000		04/01/50	98,364
1,410,130	2.500		06/01/50	1,228,748
46,320	4.500		10/01/50	45,713
79,383	4.500		10/01/50	78,067
1,851,214	2.500		11/01/50	1,607,503
1,844,279	2.500		01/01/51	1,589,937
91,395	2.500		02/01/51	79,617
494,967	2.500		03/01/51	429,958
885,823	2.000		04/01/51	726,240
3,880,824	2.000		05/01/51	3,192,053
620,155	2.500		09/01/51	538,384
2,460,924	2.500		10/01/51	2,136,492
1,126,869	2.500		11/01/51	978,171
1,453,234	2.500		11/01/51	1,261,584
2,336,007	4.500		10/01/52	2,277,747
764,206	5.000		10/01/52	759,558

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
Federal National Mortgage Association – (continued)
$907,676	5.000%	11/01/52	$901,590
1,231,273	3.500	12/01/52	1,136,125
1,228,098	4.000	12/01/52	1,166,596
2,000,000	1.500	TBA-30yr(b)	1,560,000
3,000,000	3.000	TBA-30yr(b)	2,661,563
3,000,000	3.500	TBA-30yr(b)	2,761,875
4,000,000	4.000	TBA-30yr(b)	3,795,000
1,000,000	5.500	TBA-30yr(b)	1,007,188
1,000,000	6.000	TBA-30yr(b)	1,018,750
Government National Mortgage Association
47,196	5.000	12/20/48	47,876
25,123	5.000	05/20/49	25,432
260,559	3.000	09/20/49	237,763
92,676	4.500	03/20/50	90,710
50,080	5.000	05/20/50	50,890
198,381	4.000	09/20/50	191,639
2,986,940	2.000	11/20/50	2,519,315
696,092	3.000	07/20/51	630,252
3,200,951	2.000	09/20/51	2,696,776
5,353,848	2.500	09/20/51	4,679,539
2,145,466	4.500	10/20/52	2,102,545
1,669,169	4.000	05/20/53	1,597,509
4,000,000	3.000	TBA-30yr(b)	3,619,375
4,000,000	3.500	TBA-30yr(b)	3,723,125
1,000,000	5.000	TBA-30yr(b)	998,281
1,000,000	5.500	TBA-30yr(b)	1,006,875

TOTAL MORTGAGE-BACKED SECURITIES (Cost $101,846,750)			103,465,983

Corporate Obligations – 21.7%
Aerospace & Defense – 0.6%
Boeing Co. (The)
326,000	3.625	02/01/31	296,341
300,000	5.805	05/01/50	281,783
General Dynamics Corp.
215,000	3.625	04/01/30	208,300
Hexcel Corp.
40,000	4.200	02/15/27	39,222
Lockheed Martin Corp.
239,000	5.250	01/15/33	251,411
200,000	5.700	11/15/54	217,911
Northrop Grumman Corp.
200,000	3.250	01/15/28	192,816
100,000	5.200	06/01/54	98,990
RTX Corp.
400,000	6.100	03/15/34	436,564
200,000	6.400	03/15/54	230,009
Textron, Inc.
80,000	3.000	06/01/30	73,081

			2,326,428

Agriculture – 0.2%
Archer-Daniels-Midland Co.
300,000	3.250	03/27/30	283,158
JBS USA Holding Lux Sarl/ JBS USA Food Co/ JBS Lux Co. Sarl
400,000	5.500	01/15/30	404,000

			687,158

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – 4.0%
American Express Co.
$154,000	3.950%	08/01/25	$152,960
	(SOFR + 1.835%)
200,000	5.043	05/01/34(c)	202,100
Bank of America Corp.
	(SOFR + 0.960%)
57,000	1.734	07/22/27(c)	54,125
	(3M U.S. T-Bill MMY + 1.302%)
160,000	3.419	12/20/28(c)	154,452
	(SOFR + 1.630%)
500,000	5.202	04/25/29(c)	509,223
	(SOFR + 2.150%)
180,000	2.592	04/29/31(c)	161,226
	(SOFR + 1.650%)
410,000	5.468	01/23/35(c)	427,176
	(US 5 Year CMT T-Note + 1.200%)
84,000	2.482	09/21/36(c)	69,560
	(3M U.S. T-Bill MMY + 2.076%)
144,000	4.244	04/24/38(c)	133,207
100,000	7.750	05/14/38	123,919
Bank of America Corp., MTN
80,000	3.875	08/01/25	79,433
75,000	3.248	10/21/27	72,713
	(SOFR + 1.010%)
42,000	1.197	10/24/26(c)	40,290
	(3M U.S. T-Bill MMY + 1.322%)
80,000	3.559	04/23/27(c)	78,430
	(SOFR + 2.040%)
210,000	4.948	07/22/28(c)	212,010
	(3M U.S. T-Bill MMY + 1.472%)
300,000	3.974	02/07/30(c)	292,168
	(3M U.S. T-Bill MMY + 1.252%)
160,000	2.496	02/13/31(c)	143,121
	(SOFR + 1.530%)
40,000	1.898	07/23/31(c)	34,280
	(SOFR + 1.930%)
146,000	2.676	06/19/41(c)	106,285
	(3M U.S. T-Bill MMY + 3.412%)
154,000	4.083	03/20/51(c)	131,182
	(SOFR + 1.880%)
60,000	2.831	10/24/51(c)	40,505
Bank of America Corp., Series L
67,000	4.183	11/25/27	66,436
73,000	4.750	04/21/45	68,262
Bank of America Corp., Series N
	(SOFR + 1.650%)
42,000	3.483	03/13/52(c)	32,448
Bank of New York Mellon Corp. (The), MTN
210,000	2.800	05/04/26	204,247
250,000	3.400	01/29/28	242,240
126,000	1.800	07/28/31	105,721

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Capital One Financial Corp.
	(SOFR + 2.600%)
$349,000	5.817%	02/01/34(c)	$355,902
Charles Schwab Corp. (The)
	(SOFR + 2.010%)
400,000	6.136	08/24/34(c)	428,909
Citigroup, Inc.
	(TSFR3M + 1.825%)
1,000,000	3.887	01/10/28(c)	982,333
	(SOFR + 1.364%)
400,000	5.174	02/13/30(c)	406,535
	(SOFR + 2.056%)
200,000	5.827	02/13/35(c)	205,779
Citizens Bank NA
376,000	3.750	02/18/26	369,111
Citizens Financial Group, Inc.
215,000	2.850	07/27/26	206,620
Fifth Third Bancorp
88,000	2.550	05/05/27	83,442
210,000	3.950	03/14/28	205,937
40,000	8.250	03/01/38	49,287
JPMorgan Chase & Co.
40,000	7.625	10/15/26	42,501
179,000	8.000	04/29/27	196,342
80,000	4.250	10/01/27	79,839
15,000	5.400	01/06/42	15,657
40,000	4.850	02/01/44	39,313
	(SOFR + 0.800%)
42,000	1.045	11/19/26(c)	40,134
	(3M U.S. T-Bill MMY + 1.599%)
400,000	3.782	02/01/28(c)	391,296
	(3M U.S. T-Bill MMY + 1.642%)
50,000	3.540	05/01/28(c)	48,750
40,000	3.964	11/15/48(c)	33,458
	(SOFR + 1.990%)
403,000	4.851	07/25/28(c)	405,358
	(3M U.S. T-Bill MMY + 1.592%)
40,000	4.452	12/05/29(c)	39,732
	(3M U.S. T-Bill MMY + 1.510%)
136,000	2.739	10/15/30(c)	123,975
	(3M U.S. T-Bill MMY + 3.790%)
342,000	4.493	03/24/31(c)	339,049
	(3M U.S. T-Bill MMY + 1.105%)
25,000	1.764	11/19/31(c)	21,091
	(SOFR + 1.180%)
168,000	2.545	11/08/32(c)	145,550
	(3M U.S. T-Bill MMY + 1.622%)
152,000	3.882	07/24/38(c)	136,063
	(SOFR + 2.440%)
522,000	3.109	04/22/51(c)	375,180

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
KeyCorp
	(SOFR + 2.420%)
$300,000	6.401%	03/06/35(c)	$321,506
Morgan Stanley
	(SOFR + 0.879%)
50,000	1.593	05/04/27(c)	47,526
	(SOFR + 1.360%)
96,000	2.484	09/16/36(c)	78,592
Morgan Stanley, GMTN
842,000	3.875	01/27/26	833,252
Morgan Stanley, MTN
	(SOFR + 1.870%)
571,000	5.250	04/21/34(c)	581,712
244,000	4.375	01/22/47	217,608
PNC Financial Services Group, Inc. (The)
	(SOFR + 1.730%)
299,000	6.615	10/20/27(c)	310,774
	(SOFR + 2.284%)
200,000	6.875	10/20/34(c)	224,900
State Street Corp.
	(SOFR + 1.484%)
300,000	5.684	11/21/29(c)	313,441
Synchrony Financial
150,000	3.950	12/01/27	143,926
100,000	2.875	10/28/31	83,778
Truist Financial Corp., MTN
	(SOFR + 1.620%)
280,000	5.435	01/24/30(c)	286,277
	(SOFR + 1.922%)
200,000	5.711	01/24/35(c)	207,371
U.S. Bancorp, MTN
80,000	3.900	04/26/28	78,375
80,000	3.000	07/30/29	74,155
40,000	1.375	07/22/30	33,706
U.S. Bancorp, Series V
300,000	2.375	07/22/26	289,361
U.S. Bancorp, Series X
150,000	3.150	04/27/27	145,732
Wells Fargo & Co.
286,000	3.000	04/22/26	279,227
400,000	3.000	10/23/26	387,666
128,000	5.606	01/15/44	129,639
60,000	3.900	05/01/45	49,997
Wells Fargo & Co., MTN
	(3M U.S. T-Bill MMY + 1.572%)
50,000	3.584	05/22/28(c)	48,462
25,000	4.150	01/24/29	24,603
290,000	4.750	12/07/46	259,544
	(3M U.S. T-Bill MMY + 1.262%)
280,000	2.572	02/11/31(c)	251,417
	(3M U.S. T-Bill MMY + 4.032%)
340,000	4.478	04/04/31(c)	335,905
Wells Fargo Bank NA
300,000	6.600	01/15/38	339,902

			16,083,216

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Basic Industry – 0.2%
Celanese U.S. Holdings LLC
$126,000	6.700%	11/15/33	$136,151
Dow Chemical Co. (The)
60,000	3.600	11/15/50	43,805
Linde, Inc.
61,000	1.100	08/10/30	51,370
LYB International Finance III LLC
40,000	2.250	10/01/30	34,917
323,000	3.625	04/01/51	233,093
Sherwin-Williams Co. (The)
200,000	3.450	06/01/27	194,913
Westlake Corp.
425,000	3.125	08/15/51	277,888

			972,137

Brokerage – 0.3%
Affiliated Managers Group, Inc.
130,000	3.300	06/15/30	119,269
Cboe Global Markets, Inc.
110,000	3.650	01/12/27	108,112
Intercontinental Exchange, Inc.
100,000	3.100	09/15/27	96,392
185,000	2.100	06/15/30	162,881
308,000	4.600	03/15/33	307,085
78,000	3.000	06/15/50	54,167
Jefferies Financial Group, Inc.
40,000	4.850	01/15/27	40,011
40,000	4.150	01/23/30	38,539
84,000	6.250	01/15/36	88,941
20,000	6.500	01/20/43	21,445

			1,036,842

Capital Goods – 0.6%
Caterpillar, Inc.
50,000	3.803	08/15/42	42,809
114,000	3.250	04/09/50	85,209
CNH Industrial Capital LLC
50,000	1.450	07/15/26	47,092
Cummins, Inc.
53,000	2.600	09/01/50	33,571
Deere & Co.
25,000	3.900	06/09/42	21,825
40,000	2.875	09/07/49	28,108
25,000	3.750	04/15/50	20,735
Flowserve Corp.
140,000	3.500	10/01/30	129,090
Honeywell International, Inc.
100,000	2.700	08/15/29	93,437
188,000	1.950	06/01/30	165,662
Illinois Tool Works, Inc.
115,000	3.900	09/01/42	99,310
John Deere Capital Corp., MTN
90,000	4.800	01/09/26	90,490
300,000	4.750	01/20/28	304,868
35,000	2.800	07/18/29	32,736
80,000	2.450	01/09/30	73,074
Otis Worldwide Corp.
60,000	2.293	04/05/27	56,819

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Capital Goods – (continued)
Republic Services, Inc.
$150,000	2.375%	03/15/33	$125,503
Trane Technologies Financing Ltd.
50,000	3.800	03/21/29	48,782
Waste Management, Inc.
50,000	0.750	11/15/25	47,813
100,000	3.150	11/15/27	96,775
50,000	2.500	11/15/50	31,825
Westinghouse Air Brake Technologies Corp.
75,000	3.450	11/15/26	73,174
117,000	4.700	09/15/28	117,366
WW Grainger, Inc.
60,000	4.600	06/15/45	56,378
100,000	3.750	05/15/46	81,678
Xylem, Inc.
15,000	3.250	11/01/26	14,583
420,000	1.950	01/30/28	386,283

			2,404,995

Communications – 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital
18,000	4.908	07/23/25	17,948
82,000	3.750	02/15/28	78,372
82,000	4.200	03/15/28	79,324
90,000	5.050	03/30/29	89,040
40,000	2.800	04/01/31	33,894
72,000	6.384	10/23/35	72,663
66,000	5.375	04/01/38	59,988
85,000	6.484	10/23/45	81,319
60,000	5.750	04/01/48	52,087
40,000	5.125	07/01/49	32,024
40,000	6.834	10/23/55	39,477
85,000	3.850	04/01/61	51,652
60,000	4.400	12/01/61	40,537
Comcast Corp.
324,000	3.950	10/15/25	321,482
360,000	4.550	01/15/29	363,354
310,000	4.250	01/15/33	299,768
126,000	2.887	11/01/51	82,942
80,000	5.350	05/15/53	79,879
246,000	2.937	11/01/56	156,866
Meta Platforms, Inc.
200,000	5.600	05/15/53	210,492
Time Warner Cable Enterprises LLC
94,000	8.375	07/15/33	106,781
Time Warner Cable LLC
57,000	6.750	06/15/39	56,685
15,000	5.875	11/15/40	13,529
57,000	5.500	09/01/41	49,210
TWDC Enterprises 18 Corp.
15,000	4.375	08/16/41	13,579
TWDC Enterprises 18 Corp., GMTN
15,000	4.125	06/01/44	13,047
TWDC Enterprises 18 Corp., MTN
250,000	2.950	06/15/27	241,618
Walt Disney Co. (The)
70,000	3.700	10/15/25	69,341
226,000	2.200	01/13/28	211,902

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Communications – (continued)
Walt Disney Co. (The) – (continued)
$80,000	2.000%	09/01/29	$71,904
80,000	3.800	03/22/30	77,876
90,000	3.500	05/13/40	74,565
15,000	4.750	09/15/44	14,044
50,000	3.600	01/13/51	38,950

			3,296,139

Consumer Cyclical – 1.9%
Amazon.com, Inc.
152,000	3.300	04/13/27	149,165
250,000	3.150	08/22/27	244,094
42,000	2.100	05/12/31	36,658
80,000	4.050	08/22/47	69,913
15,000	2.500	06/03/50	9,586
200,000	3.950	04/13/52	168,394
75,000	4.250	08/22/57	66,342
50,000	2.700	06/03/60	31,251
American Honda Finance Corp., GMTN
160,000	5.125	07/07/28	164,328
Best Buy Co., Inc.
190,000	4.450	10/01/28	189,763
Booking Holdings, Inc.
84,000	4.625	04/13/30	84,923
Costco Wholesale Corp.
40,000	3.000	05/18/27	39,054
116,000	1.750	04/20/32	97,087
DR Horton, Inc.
90,000	2.600	10/15/25	87,840
100,000	1.400	10/15/27	91,164
eBay, Inc.
84,000	6.300	11/22/32	91,984
Ford Motor Co.
280,000	3.250	02/12/32	239,584
Ford Motor Credit Co. LLC
290,000	6.798	11/07/28	305,458
250,000	7.122	11/07/33	270,009
General Motors Co.
80,000	5.600	10/15/32	82,911
108,000	5.950	04/01/49	109,050
General Motors Financial Co., Inc.
374,000	6.050	10/10/25	378,168
Home Depot, Inc. (The)
250,000	2.800	09/14/27	240,472
165,000	4.500	09/15/32	166,258
63,000	3.125	12/15/49	45,217
300,000	3.625	04/15/52	233,928
Lennar Corp.
152,000	4.750	11/29/27	152,971
Lowe’s Cos., Inc.
92,000	2.625	04/01/31	81,365
187,000	5.150	07/01/33	192,302
200,000	5.625	04/15/53	202,368
100,000	4.450	04/01/62	81,571
Marriott International, Inc., Series FF
200,000	4.625	06/15/30	200,206
Mastercard, Inc.
15,000	3.300	03/26/27	14,688
100,000	3.950	02/26/48	85,504

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
Mastercard, Inc. – (continued)
$50,000	3.850%	03/26/50	$41,708
McDonald’s Corp., MTN
160,000	3.500	03/01/27	156,789
84,000	3.500	07/01/27	82,251
45,000	4.700	12/09/35	44,660
60,000	4.450	09/01/48	52,906
170,000	5.150	09/09/52	165,544
MDC Holdings, Inc.
76,000	2.500	01/15/31	66,975
40,000	6.000	01/15/43	42,350
NIKE, Inc.
20,000	3.375	03/27/50	15,274
O’Reilly Automotive, Inc.
80,000	4.200	04/01/30	78,546
PulteGroup, Inc.
88,000	6.375	05/15/33	95,641
Starbucks Corp.
178,000	3.800	08/15/25	176,287
30,000	3.750	12/01/47	23,220
Tapestry, Inc.
33,000	4.125	07/15/27	32,176
Target Corp.
300,000	4.500	09/15/32	301,318
Toyota Motor Credit Corp.
76,000	3.950	06/30/25	75,623
40,000	3.650	01/08/29	38,941
90,000	5.550	11/20/30	94,823
Toyota Motor Credit Corp., MTN
126,000	0.800	01/09/26	120,043
100,000	1.150	08/13/27	91,830
80,000	3.375	04/01/30	76,065
Visa, Inc.
40,000	1.900	04/15/27	37,851
77,000	0.750	08/15/27	70,284
115,000	2.750	09/15/27	110,657
40,000	4.300	12/14/45	36,320
Walmart, Inc.
100,000	7.550	02/15/30	117,645
270,000	1.800	09/22/31	231,566
200,000	2.650	09/22/51	133,787
Western Union Co. (The)
50,000	1.350	03/15/26	47,428

			7,362,084

Consumer Noncyclical – 1.6%
Abbott Laboratories
60,000	3.875	09/15/25	59,621
150,000	4.750	11/30/36	152,186
100,000	6.000	04/01/39	112,535
40,000	4.750	04/15/43	39,112
AbbVie, Inc.
194,000	2.950	11/21/26	188,665
300,000	4.800	03/15/27	303,745
100,000	4.625	10/01/42	93,761
200,000	4.400	11/06/42	182,947
84,000	4.700	05/14/45	78,733
150,000	4.250	11/21/49	131,427

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Noncyclical – (continued)
Agilent Technologies, Inc.
$100,000	2.750%	09/15/29	$91,829
Altria Group, Inc.
115,000	3.400	05/06/30	107,613
40,000	4.500	05/02/43	34,513
40,000	5.375	01/31/44	39,551
75,000	3.875	09/16/46	57,221
92,000	5.950	02/14/49	95,090
55,000	4.450	05/06/50	44,847
Baxter International, Inc.
300,000	2.272	12/01/28	274,502
Becton Dickinson & Co.
200,000	5.110	02/08/34	203,968
Biogen, Inc.
300,000	2.250	05/01/30	264,444
Cardinal Health, Inc.
200,000	3.410	06/15/27	194,692
Centene Corp.
400,000	4.250	12/15/27	393,000
Elevance Health, Inc.
300,000	5.500	10/15/32	314,609
Eli Lilly & Co.
15,000	3.100	05/15/27	14,622
102,000	3.375	03/15/29	98,962
400,000	4.700	02/09/34	405,314
44,000	3.950	03/15/49	37,662
Equifax, Inc.
40,000	3.250	06/01/26	38,901
42,000	2.350	09/15/31	36,037
Johnson & Johnson
384,000	2.100	09/01/40	270,795
Kroger Co. (The)
25,000	3.875	10/15/46	19,623
Medtronic, Inc.
50,000	4.375	03/15/35	49,104
Merck & Co., Inc.
450,000	4.050	05/17/28	449,264
200,000	5.000	05/17/53	196,464
Mylan, Inc.
92,000	5.400	11/29/43	83,000
77,000	5.200	04/15/48	66,124
Philip Morris International, Inc.
350,000	4.875	02/13/26	351,751
250,000	5.375	02/15/33	258,141
Thermo Fisher Scientific, Inc.
300,000	5.086	08/10/33	309,312
Utah Acquisition Sub, Inc.
75,000	5.250	06/15/46	64,739
Viatris, Inc.
92,000	2.700	06/22/30	80,901
15,000	4.000	06/22/50	10,688

			6,300,015

Consumer Products – 0.3%
Clorox Co. (The)
115,000	4.600	05/01/32	114,943
Colgate-Palmolive Co., MTN
40,000	4.000	08/15/45	35,316
15,000	3.700	08/01/47	12,552

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Products – (continued)
Estee Lauder Cos., Inc. (The)
$200,000	5.000%	02/14/34	$203,986
Haleon US Capital LLC
250,000	4.000	03/24/52	207,968
Kenvue, Inc.
200,000	4.900	03/22/33	204,624
Kimberly-Clark Corp.
125,000	6.625	08/01/37	147,377
Procter & Gamble Co. (The)
40,000	0.550	10/29/25	38,342
40,000	1.000	04/23/26	38,026
126,000	2.450	11/03/26	121,821
15,000	2.850	08/11/27	14,541

			1,139,496

Consumer, Cyclical – 0.0%
Las Vegas Sands Corp.
125,000	3.900	08/08/29	117,133

Electric – 2.5%
AEP Transmission Co. LLC
200,000	5.400	03/15/53	203,535
Alabama Power Co., Series 20-A
15,000	1.450	09/15/30	12,721
Alabama Power Co., Series A
100,000	4.300	07/15/48	86,627
Ameren Illinois Co.
126,000	4.950	06/01/33	128,048
122,000	5.900	12/01/52	132,421
American Electric Power Co., Inc.
226,000	5.625	03/01/33	237,098
Atmos Energy Corp.
80,000	2.850	02/15/52	52,859
80,000	5.750	10/15/52	85,923
Berkshire Hathaway Energy Co.
182,000	4.600	05/01/53	158,610
Black Hills Corp.
20,000	2.500	06/15/30	17,644
CenterPoint Energy Resources Corp.
400,000	5.250	03/01/28	409,026
Cleco Corporate Holdings LLC
80,000	3.375	09/15/29	73,174
Cleco Power LLC
15,000	6.000	12/01/40	15,802
Commonwealth Edison Co.
300,000	3.650	06/15/46	236,721
Commonwealth Edison Co., Series 123
40,000	3.750	08/15/47	32,226
Constellation Energy Generation LLC
150,000	6.125	01/15/34	161,062
Consumers Energy Co.
250,000	4.625	05/15/33	249,568
Dominion Energy, Inc.
80,000	4.250	06/01/28	79,245
Dominion Energy, Inc., Series C
300,000	3.375	04/01/30	280,853
DTE Electric Co.
150,000	3.950	06/15/42	124,781
15,000	3.700	03/15/45	12,092

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
DTE Electric Co., Series A
$40,000	4.000%	04/01/43	$34,424
Duke Energy Carolinas LLC
118,000	3.700	12/01/47	92,415
50,000	3.950	03/15/48	40,889
Duke Energy Corp.
102,000	2.550	06/15/31	88,710
268,000	3.750	09/01/46	205,448
Duke Energy Florida LLC
25,000	3.400	10/01/46	18,835
Duke Energy Indiana LLC
50,000	6.350	08/15/38	56,323
40,000	6.450	04/01/39	45,053
130,000	2.750	04/01/50	83,901
Duke Energy Progress LLC
100,000	3.450	03/15/29	96,486
200,000	6.300	04/01/38	222,595
15,000	4.100	05/15/42	12,944
Edison International
214,000	5.750	06/15/27	219,544
184,000	4.125	03/15/28	180,632
Entergy Corp.
50,000	2.800	06/15/30	45,355
Entergy Louisiana LLC
194,000	4.200	04/01/50	161,516
Eversource Energy
200,000	5.450	03/01/28	205,402
Exelon Corp.
240,000	5.300	03/15/33	246,906
100,000	4.450	04/15/46	86,995
Georgia Power Co., Series B
168,000	2.650	09/15/29	155,413
15,000	3.700	01/30/50	11,778
Interstate Power and Light Co.
200,000	2.300	06/01/30	177,097
40,000	3.500	09/30/49	29,528
National Rural Utilities Cooperative Finance Corp.
40,000	2.400	03/15/30	35,876
100,000	2.750	04/15/32	88,252
300,000	4.023	11/01/32	284,985
NiSource, Inc.
184,000	5.250	03/30/28	188,435
Northern States Power Co.
172,000	4.500	06/01/52	154,483
NSTAR Electric Co.
15,000	3.200	05/15/27	14,541
100,000	3.950	04/01/30	97,794
Oncor Electric Delivery Co. LLC
250,000	3.100	09/15/49	175,266
Pacific Gas and Electric Co.
70,000	3.450	07/01/25	68,931
200,000	2.100	08/01/27	185,594
210,000	4.300	03/15/45	169,358
150,000	4.000	12/01/46	114,505
50,000	5.250	03/01/52	45,674
PacifiCorp
214,000	5.500	05/15/54	211,866

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Electric – (continued)
PECO Energy Co.
$100,000	4.800%	10/15/43	$94,726
Public Service Electric and Gas Co., MTN
42,000	1.900	08/15/31	35,444
248,000	3.800	03/01/46	204,357
80,000	3.000	03/01/51	55,951
Public Service Enterprise Group, Inc.
40,000	2.450	11/15/31	34,480
Puget Sound Energy, Inc.
173,000	4.223	06/15/48	144,603
Sempra
110,000	3.800	02/01/38	93,662
100,000	4.000	02/01/48	80,076
Southern California Edison Co.
40,000	2.850	08/01/29	37,082
200,000	5.700	03/01/53	206,612
Southern Co. (The)
110,000	5.113	08/01/27	111,864
202,000	4.400	07/01/46	178,112
Southern Co. (The), Series 21-A (US 5 Year CMT T-Note + 2.915%)
100,000	3.750	09/15/51(c)	95,099
Southern Co. Gas Capital Corp.
15,000	3.950	10/01/46	12,049
100,000	4.400	05/30/47	85,084
Tucson Electric Power Co.
126,000	4.850	12/01/48	115,577
Virginia Electric and Power Co., Series A
100,000	3.500	03/15/27	98,022
Virginia Electric and Power Co., Series B
100,000	6.000	01/15/36	108,327
Virginia Electric and Power Co., Series C
150,000	4.000	11/15/46	123,041
Wisconsin Electric Power Co.
200,000	5.000	05/15/29	205,687
Xcel Energy, Inc.
400,000	1.750	03/15/27	373,417
200,000	5.500	03/15/34	204,632

			9,841,689

Electrical – 0.0%
Emerson Electric Co.
45,000	1.950	10/15/30	39,400
15,000	6.000	08/15/32	16,383
Fortive Corp.
15,000	4.300	06/15/46	12,902

			68,685

Energy – 1.5%
Baker Hughes Holdings LLC / Baker Hughes Co.-Obligor, Inc.
69,000	4.080	12/15/47	57,906
Boardwalk Pipelines LP
100,000	4.800	05/03/29	100,368
Cheniere Corpus Christi Holdings LLC
40,000	5.125	06/30/27	40,400
126,000	2.742	12/31/39	102,293
Chevron Corp.
210,000	3.326	11/17/25	208,410

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Energy – (continued)
Chevron USA, Inc.
$200,000	2.343%	08/12/50	$124,001
ConocoPhillips Co.
192,000	3.758	03/15/42	160,270
Diamondback Energy, Inc.
219,000	5.400	04/18/34	224,236
Energy Transfer LP
77,000	3.750	05/15/30	73,323
165,000	6.550	12/01/33	181,192
75,000	6.125	12/15/45	77,604
192,000	5.300	04/15/47	179,642
55,000	6.250	04/15/49	57,655
Enterprise Products Operating LLC
100,000	2.800	01/31/30	92,725
160,000	4.850	08/15/42	152,212
55,000	4.800	02/01/49	50,987
60,000	4.200	01/31/50	50,697
15,000	3.950	01/31/60	11,646
Enterprise Products Operating LLC, Series D
80,000	6.875	03/01/33	91,534
EOG Resources, Inc.
60,000	3.900	04/01/35	55,376
Exxon Mobil Corp.
200,000	2.275	08/16/26	193,197
200,000	4.227	03/19/40	183,513
Halliburton Co.
50,000	5.000	11/15/45	47,201
Hess Corp.
62,000	4.300	04/01/27	61,638
55,000	6.000	01/15/40	58,691
75,000	5.600	02/15/41	77,326
42,000	5.800	04/01/47	43,922
Kinder Morgan Energy Partners LP
126,000	7.300	08/15/33	145,447
Kinder Morgan, Inc.
40,000	4.300	06/01/25	39,794
56,000	2.000	02/15/31	47,607
84,000	5.200	03/01/48	78,021
MPLX LP
200,000	1.750	03/01/26	191,396
110,000	2.650	08/15/30	98,433
125,000	4.700	04/15/48	108,509
85,000	5.500	02/15/49	82,253
NOV, Inc.
15,000	3.950	12/01/42	11,891
Occidental Petroleum Corp.
50,000	5.550	03/15/26	50,406
140,000	6.625	09/01/30	151,025
153,000	–	10/10/36(d)	84,783
ONEOK Partners LP
15,000	6.650	10/01/36	16,583
ONEOK, Inc.
80,000	2.200	09/15/25	77,909
100,000	3.400	09/01/29	94,655
25,000	6.350	01/15/31	26,899
90,000	4.200	10/03/47	71,412
98,000	5.200	07/15/48	90,529

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Energy – (continued)
Phillips 66 Co.
$76,000	3.550%	10/01/26	$74,484
117,000	5.300	06/30/33	119,866
Plains All American Pipeline LP / PAA Finance Corp.
50,000	4.650	10/15/25	49,838
40,000	4.500	12/15/26	39,800
92,000	3.550	12/15/29	86,808
35,000	6.700	05/15/36	37,243
40,000	6.650	01/15/37	43,336
15,000	4.700	06/15/44	12,898
Sabine Pass Liquefaction LLC
22,000	5.625	03/01/25	22,007
120,000	4.200	03/15/28	118,650
15,000	4.500	05/15/30	14,850
Shell International Finance BV
320,000	4.375	05/11/45	287,787
Spectra Energy Partners LP
67,000	3.375	10/15/26	65,419
Targa Resources Corp.
126,000	6.150	03/01/29	132,918
87,000	6.500	03/30/34	95,097
Transcontinental Gas Pipe Line Co. LLC
50,000	5.400	08/15/41	50,667
40,000	3.950	05/15/50	31,772
Valero Energy Corp.
84,000	3.400	09/15/26	82,021
15,000	4.900	03/15/45	13,960
60,000	3.650	12/01/51	43,271
Williams Cos., Inc. (The)
200,000	3.750	06/15/27	195,619
15,000	6.300	04/15/40	16,176
140,000	4.900	01/15/45	127,388
XTO Energy, Inc.
50,000	6.750	08/01/37	58,846

			6,046,238

Financial Company – 0.1%
Air Lease Corp.
300,000	2.200	01/15/27	283,562
Ally Financial, Inc. (SOFR + 3.260%)
100,000	6.992	06/13/29(c)	106,064
Blackstone Private Credit Fund
150,000	3.250	03/15/27	141,755
GATX Corp.
50,000	4.000	06/30/30	48,101

			579,482

Food and Beverage – 0.5%
Coca-Cola Co. (The)
50,000	2.250	01/05/32	43,667
187,000	3.000	03/05/51	133,308
Conagra Brands, Inc.
100,000	1.375	11/01/27	90,692
Constellation Brands, Inc.
40,000	3.150	08/01/29	37,529
117,000	4.750	05/09/32	116,408
Hershey Co. (The)
40,000	3.375	08/15/46	30,681

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Food and Beverage – (continued)
Hershey Co. (The) – (continued)
$42,000	3.125%	11/15/49	$30,161
J M Smucker Co. (The)
40,000	2.125	03/15/32	33,279
15,000	4.375	03/15/45	13,042
100,000	3.550	03/15/50	72,690
Kellanova
100,000	4.500	04/01/46	88,639
Keurig Dr Pepper, Inc.
100,000	4.420	12/15/46	87,737
100,000	4.500	04/15/52	87,936
Kraft Heinz Foods Co.
43,000	3.000	06/01/26	41,889
40,000	3.875	05/15/27	39,422
80,000	3.750	04/01/30	76,921
22,000	5.000	07/15/35	22,213
111,000	5.200	07/15/45	106,597
52,000	4.375	06/01/46	44,319
40,000	4.875	10/01/49	36,631
McCormick & Co., Inc.
60,000	2.500	04/15/30	53,979
Molson Coors Beverage Co.
120,000	4.200	07/15/46	100,644
PepsiCo, Inc.
81,000	3.500	07/17/25	80,172
146,000	2.750	03/19/30	135,373
44,000	4.600	07/17/45	40,760
84,000	4.650	02/15/53	79,438
Sysco Corp.
80,000	2.400	02/15/30	71,772

			1,795,899

Healthcare – 0.7%
Aetna, Inc.
40,000	4.750	03/15/44	35,360
Bio-Rad Laboratories, Inc.
100,000	3.700	03/15/32	91,650
Cigna Group (The)
400,000	4.375	10/15/28	396,820
200,000	4.900	12/15/48	183,915
CVS Health Corp.
200,000	3.250	08/15/29	186,738
250,000	3.750	04/01/30	236,774
76,000	1.750	08/21/30	63,895
280,000	4.780	03/25/38	258,298
256,000	5.050	03/25/48	227,385
85,000	4.250	04/01/50	66,993
Elevance Health, Inc.
92,000	2.550	03/15/31	81,056
15,000	4.650	08/15/44	13,635
40,000	4.850	08/15/54	35,319
HCA, Inc.
70,000	5.875	02/15/26	70,525
46,000	5.250	06/15/26	46,115
90,000	5.375	09/01/26	90,900
40,000	4.500	02/15/27	39,900
25,000	5.625	09/01/28	25,844
145,000	5.875	02/01/29	150,800
75,000	4.125	06/15/29	73,141

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Healthcare – (continued)
HCA, Inc. – (continued)
$50,000	3.500%	09/01/30	$46,712
40,000	5.500	06/15/47	38,625
140,000	5.900	06/01/53	142,518
Humana, Inc.
100,000	2.150	02/03/32	82,744
McKesson Corp.
200,000	3.950	02/16/28	196,416
Quest Diagnostics, Inc.
100,000	2.800	06/30/31	88,268

			2,970,346

Insurance – 0.9%
Allstate Corp. (The)
120,000	3.850	08/10/49	96,686
American International Group, Inc.
100,000	4.750	04/01/48	92,308
American International Group, Inc., Series A-9
(3M USD LIBOR + 2.868%)
140,000	5.750	04/01/48(c)	139,408
Aon Global Ltd.
100,000	4.600	06/14/44	88,897
Arch Capital Group Ltd.
90,000	3.635	06/30/50	68,046
Arch Capital Group US, Inc.
40,000	5.144	11/01/43	38,281
Assurant, Inc.
100,000	2.650	01/15/32	84,881
AXIS Specialty Finance LLC
40,000	3.900	07/15/29	38,490
Berkshire Hathaway Finance Corp.
140,000	4.200	08/15/48	125,939
92,000	4.250	01/15/49	83,685
Berkshire Hathaway, Inc.
88,000	3.125	03/15/26	86,592
Brighthouse Financial, Inc.
40,000	5.625	05/15/30	40,971
75,000	4.700	06/22/47	59,483
Chubb INA Holdings LLC
108,000	3.350	05/03/26	106,167
42,000	1.375	09/15/30	35,673
116,000	3.050	12/15/61	77,209
CNO Financial Group, Inc.
200,000	5.250	05/30/29	201,000
Fidelity National Financial, Inc.
230,000	3.400	06/15/30	210,960
Hartford Financial Services Group, Inc. (The)
30,000	3.600	08/19/49	22,780
Jackson Financial, Inc.
100,000	3.125	11/23/31	86,625
Marsh & McLennan Cos., Inc.
70,000	2.375	12/15/31	60,423
100,000	4.350	01/30/47	87,188
MetLife, Inc.
90,000	5.375	07/15/33	94,389
15,000	4.125	08/13/42	13,034
80,000	4.600	05/13/46	73,064
Old Republic International Corp.
150,000	3.875	08/26/26	147,523

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Insurance – (continued)
PartnerRe Finance B LLC
$92,000	3.700%	07/02/29	$88,535
(US 5 Year CMT T-Note + 3.815%)
207,000	4.500	10/01/50(c)	188,856
Progressive Corp. (The)
100,000	4.125	04/15/47	85,944
Prudential Financial, Inc.
40,000	3.935	12/07/49	32,315
Prudential Financial, Inc., MTN
15,000	6.625	06/21/40	17,088
50,000	4.600	05/15/44	45,731
62,000	4.418	03/27/48	53,669
15,000	4.350	02/25/50	12,983
60,000	3.700	03/13/51	46,351
Reinsurance Group of America, Inc.
430,000	3.900	05/15/29	416,546
Travelers Cos., Inc. (The)
92,000	3.750	05/15/46	74,718
Voya Financial, Inc.
(3M USD LIBOR + 2.084%)
40,000	4.700	01/23/48(c)	35,250
W R Berkley Corp.
40,000	4.750	08/01/44	36,676
Willis North America, Inc.
200,000	5.050	09/15/48	183,112

			3,577,476

Media Non Cable – 0.2%
FactSet Research Systems, Inc.
50,000	2.900	03/01/27	47,981
Omnicom Group, Inc.
163,000	2.450	04/30/30	145,018
80,000	4.200	06/01/30	78,213
Paramount Global
129,000	4.200	05/19/32	112,173
180,000	4.950	05/19/50	134,442
Warnermedia Holdings, Inc.
117,000	4.279	03/15/32	102,372
200,000	5.050	03/15/42	159,982
155,000	5.141	03/15/52	117,578

			897,759

Metals – 0.1%
Nucor Corp.
150,000	3.950	05/01/28	148,356
Steel Dynamics, Inc.
80,000	3.450	04/15/30	75,111
145,000	3.250	01/15/31	132,595

			356,062

Mining – 0.1%
Freeport-McMoRan, Inc.
200,000	4.125	03/01/28	196,243

Publishing – 0.0%
S&P Global, Inc.
126,000	2.900	03/01/32	113,260

REITs and Real Estate – 0.7%
Alexandria Real Estate Equities, Inc.
300,000	1.875	02/01/33	234,525

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

REITs and Real Estate – (continued)
CBRE Services, Inc.
$71,000	2.500%	04/01/31	$61,383
Digital Realty Trust LP
450,000	3.700	08/15/27	438,792
Equinix, Inc.
82,000	3.900	04/15/32	77,266
95,000	3.000	07/15/50	63,422
GLP Capital LP / GLP Financing II, Inc.
90,000	5.250	06/01/25	89,721
40,000	5.750	06/01/28	40,714
50,000	5.300	01/15/29	50,378
85,000	4.000	01/15/30	80,356
51,000	4.000	01/15/31	47,048
Invitation Homes Operating Partnership LP
300,000	2.000	08/15/31	248,106
Kimco Realty OP LLC
268,000	3.200	04/01/32	239,479
Mid-America Apartments LP
100,000	2.875	09/15/51	65,547
Prologis LP
80,000	4.000	09/15/28	78,960
84,000	2.250	04/15/30	75,175
40,000	1.250	10/15/30	33,356
62,000	2.125	10/15/50	34,557
Sabra Health Care LP
85,000	5.125	08/15/26	85,271
100,000	3.200	12/01/31	87,317
Simon Property Group LP
140,000	2.450	09/13/29	127,677
70,000	2.200	02/01/31	60,803
84,000	2.650	02/01/32	73,270
10,000	6.750	02/01/40	11,406
190,000	5.850	03/08/53	198,996
UDR, Inc., MTN
100,000	1.900	03/15/33	79,086
Welltower OP LLC
80,000	4.000	06/01/25	79,427
200,000	4.250	04/15/28	197,653

			2,959,691

Revenue – 0.2%
California Institute of Technology
15,000	3.650	09/01/19	10,716
Hackensack Meridian Health, Inc., Series 2020
15,000	2.675	09/01/41	10,946
NYU Langone Hospitals
300,000	4.784	07/01/44	288,604
Stanford Health Care
100,000	3.027	08/15/51	70,800
University of Chicago (The), Series 20B
40,000	2.761	04/01/45	31,781
Yale University, Series 2020
190,000	1.482	04/15/30	165,180
80,000	2.402	04/15/50	53,039

			631,066

Software – 0.3%
Oracle Corp.
701,000	2.300	03/25/28	650,511

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Software – (continued)
Oracle Corp. – (continued)
$84,000	4.900%	02/06/33	$83,959
300,000	3.600	04/01/40	241,622
326,000	4.000	07/15/46	258,668
Salesforce, Inc.
20,000	2.900	07/15/51	13,591

			1,248,351

Technology – 1.8%
Adobe, Inc.
40,000	2.300	02/01/30	36,367
Alphabet, Inc.
108,000	2.250	08/15/60	64,422
Apple, Inc.
84,000	4.421	05/08/26	83,752
114,000	2.450	08/04/26	110,515
15,000	3.350	02/09/27	14,782
15,000	3.200	05/11/27	14,704
60,000	2.900	09/12/27	58,167
40,000	1.650	02/08/31	34,390
45,000	4.500	02/23/36	46,079
80,000	3.850	05/04/43	70,966
80,000	4.450	05/06/44	78,434
100,000	3.450	02/09/45	82,485
126,000	4.650	02/23/46	123,527
50,000	4.250	02/09/47	46,343
50,000	3.750	11/13/47	42,238
300,000	2.650	02/08/51	203,772
44,000	2.550	08/20/60	28,920
Applied Materials, Inc.
89,000	3.900	10/01/25	88,433
82,000	3.300	04/01/27	80,142
Broadcom Corp. / Broadcom Cayman Finance Ltd.
152,000	3.875	01/15/27	150,090
Broadcom, Inc.
300,000	4.110	09/15/28	297,035
90,000	3.469	04/15/34(e)	79,792
60,000	3.187	11/15/36(e)	49,912
160,000	3.500	02/15/41(e)	128,630
Corning, Inc.
67,000	5.350	11/15/48	65,836
45,000	4.375	11/15/57	37,111
Dell International LLC / EMC Corp.
108,000	6.020	06/15/26	110,391
137,000	4.900	10/01/26	137,712
150,000	5.250	02/01/28	153,528
66,000	5.750	02/01/33	69,794
Fiserv, Inc.
460,000	3.200	07/01/26	449,394
175,000	4.400	07/01/49	150,060
Hewlett Packard Enterprise Co.
100,000	6.350	10/15/45	107,202
Intel Corp.
500,000	4.875	02/10/28	500,433
224,000	5.700	02/10/53	215,074
International Business Machines Corp.
312,000	4.500	02/06/26	312,201
15,000	5.875	11/29/32	16,312
150,000	4.150	05/15/39	134,698

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (Continued)

Technology – (continued)
International Business Machines Corp. – (continued)
$250,000	4.000%	06/20/42	$214,216
Jabil, Inc.
80,000	3.600	01/15/30	74,789
KLA Corp.
60,000	3.300	03/01/50	44,350
Kyndryl Holdings, Inc.
137,000	2.700	10/15/28	125,252
42,000	3.150	10/15/31	36,519
70,000	4.100	10/15/41	55,376
Lam Research Corp.
40,000	3.125	06/15/60	26,887
Leidos, Inc.
100,000	4.375	05/15/30	97,500
Meta Platforms, Inc.
165,000	4.950	05/15/33	170,292
Microsoft Corp.
65,000	3.300	02/06/27	63,962
15,000	3.500	02/12/35	14,128
143,000	4.200	11/03/35	143,107
104,000	4.250	02/06/47	100,685
300,000	2.525	06/01/50	200,224
84,000	4.000	02/12/55	75,077
20,000	2.675	06/01/60	12,954
Motorola Solutions, Inc.
158,000	2.750	05/24/31	139,449
NVIDIA Corp.
76,000	3.500	04/01/50	61,658
PayPal Holdings, Inc.
300,000	4.400	06/01/32	297,580
QUALCOMM, Inc.
150,000	4.800	05/20/45	145,725
76,000	4.300	05/20/47	67,369
Texas Instruments, Inc.
400,000	4.900	03/14/33	414,603
VeriSign, Inc.
118,000	2.700	06/15/31	103,102

			7,158,447

Transportation – 0.5%
Burlington Northern Santa Fe LLC
302,000	5.200	04/15/54	303,291
CSX Corp.
250,000	4.100	11/15/32	242,188
100,000	4.500	11/15/52	89,881
FedEx Corp.
40,000	3.900	02/01/35	36,907
126,000	4.750	11/15/45	113,129
40,000	4.400	01/15/47	34,027
40,000	4.950	10/17/48	36,840
Norfolk Southern Corp.
200,000	5.350	08/01/54	201,530
Union Pacific Corp.
40,000	3.700	03/01/29	39,237
300,000	4.500	01/20/33	299,576
70,000	4.050	03/01/46	59,347
10,000	4.500	09/10/48	9,035
80,000	3.799	10/01/51	64,278
60,000	3.839	03/20/60	46,507

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (Continued)

Transportation – (continued)
Union Pacific Corp. – (continued)
$15,000	3.750%		02/05/70	$10,990
Union Pacific Railroad Co. Pass-Through Trust, Series 2015-1
172,747	2.695		05/12/27	161,444
United Parcel Service, Inc.
400,000	4.875		03/03/33	408,482

				2,156,689

Water – 0.1%
American Water Capital Corp.
140,000	5.150		03/01/34	143,709
Essential Utilities, Inc.
70,000	3.351		04/15/50	49,712

				193,421

Wireless – 1.0%
American Tower Corp.
84,000	3.375		10/15/26	81,782
160,000	3.600		01/15/28	154,777
40,000	3.950		03/15/29	38,771
42,000	3.700		10/15/49	31,981
20,000	3.100		06/15/50	13,630
AT&T, Inc.
50,000	1.650		02/01/28	45,707
88,000	2.750		06/01/31	78,225
158,000	2.250		02/01/32	134,081
187,000	4.500		05/15/35	179,421
400,000	3.500		06/01/41	321,622
140,000	3.650		06/01/51	103,934
100,000	3.300		02/01/52	69,475
117,000	3.500		09/15/53	83,078
168,000	3.550		09/15/55	118,797
Crown Castle, Inc.
400,000	5.800		03/01/34	420,642
T-Mobile USA, Inc.
110,000	3.750		04/15/27	107,929
50,000	4.750		02/01/28	50,125
300,000	4.950		03/15/28	305,313
340,000	4.500		04/15/50	294,964
70,000	5.650		01/15/53	72,408
Verizon Communications, Inc.
323,000	0.850		11/20/25	309,254
145,000	3.000		03/22/27	140,437
89,000	2.355		03/15/32	75,958
290,000	3.400		03/22/41	230,355
474,000	3.550		03/22/51	356,017
66,000	2.987		10/30/56	43,027
40,000	3.700		03/22/61	29,831

				3,891,541

TOTAL CORPORATE OBLIGATIONS (Cost $90,269,627)				86,407,988

U.S. Treasury Bonds – 10.4%
U.S. Treasury Bonds
3,591,000	4.500	(a)	02/15/36	3,804,265
5,644,000	4.375	(a)	02/15/38	5,875,740
5,563,000	3.875	(a)	08/15/40	5,401,968
13,592,000	2.500	(a)	02/15/45	10,209,804

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate		Maturity Date		Value

U.S. Treasury Bonds — (Continued)

U.S. Treasury Bonds – (continued)
$9,753,000	2.500	%(a)	05/15/46		$7,220,761
13,422,600	2.250	(a)	02/15/52		9,035,890

TOTAL U.S. TREASURY BONDS (Cost $46,463,311)					41,548,428

Foreign Corporate Debt – 5.5%

Banks – 2.6%
Banco Bilbao Vizcaya Argentaria SA (Spain)
200,000	1.125		09/18/25		192,555
Banco Santander SA (Spain)
200,000	1.849		03/25/26		190,921
200,000	3.800		02/23/28		193,714
Bank of Montreal (Canada)
400,000	5.300		06/05/26		405,488
Bank of Nova Scotia (The) (Canada)
268,000	5.250		06/12/28		275,693
Canadian Imperial Bank of Commerce (Canada)
300,000	5.926		10/02/26		308,421
Cooperatieve Rabobank UA (Netherlands)
300,000	5.500		10/05/26		306,264
Deutsche Bank AG (Germany)
(SOFR + 1.318%)
393,000	2.552		01/07/28	(c)	370,057
Export-Import Bank of Korea (South Korea)
340,000	2.625		05/26/26		329,774
270,000	1.250		09/21/30		226,604
280,000	2.500		06/29/41		204,127
HSBC Holdings PLC (United Kingdom)
(SOFR + 3.030%)
317,000	7.336		11/03/26	(c)	327,038
370,000	4.950		03/31/30		377,420
(SOFR + 1.187%)
290,000	2.804		05/24/32	(c)	251,854
(SOFR + 2.390%)
400,000	6.254		03/09/34	(c)	430,161
(SOFR + 2.650%)
200,000	6.332		03/09/44	(c)	219,203
ING Groep NV (Netherlands)
354,000	4.550		10/02/28		352,517
Japan Bank for International Cooperation (Japan)
400,000	0.625		07/15/25		386,668
Korea Development Bank (The) (South Korea)
270,000	0.800		07/19/26		252,382
320,000	4.375		02/15/33		314,399
Kreditanstalt fuer Wiederaufbau (Germany)
500,000	0.375		07/18/25		482,771
Landwirtschaftliche Rentenbank (Germany)
70,000	0.875		03/30/26		66,572
Lloyds Banking Group PLC (United Kingdom) (US 1 Year CMT T-Note + 1.480%)
280,000	5.985		08/07/27	(c)	286,499
300,000	4.375		03/22/28		297,619
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US 1 Year CMT T-Note + 1.950%)
458,000	5.017		07/20/28	(c)	464,273

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Banks – (continued)
(US 1 Year CMT T-Note + 1.970%)
$400,000	5.406%	04/19/34	(c)	$415,136
Royal Bank of Canada (Canada)
111,000	3.875	05/04/32		105,430
Royal Bank of Canada, GMTN (Canada)
126,000	5.200	07/20/26		127,896
124,000	2.300	11/03/31		107,216
Santander UK Group Holdings PLC (United Kingdom)
(SOFR + 2.600%)
300,000	6.534	01/10/29	(c)	313,848
(SOFR + 1.475%)
282,000	2.896	03/15/32	(c)	245,895
Sumitomo Mitsui Financial Group, Inc. (Japan)
400,000	5.520	01/13/28		412,206
400,000	5.766	01/13/33		423,961
Svensk Exportkredit AB, GMTN (Sweden)
200,000	0.625	05/14/25		194,517
Toronto-Dominion Bank (The) (Canada)
197,000	4.456	06/08/32		192,958
UBS AG (Switzerland)
400,000	7.500	02/15/28		435,997

				10,488,054

Brokerage – 0.2%
Brookfield Finance, Inc. (Canada)
300,000	4.350	04/15/30		294,276
15,000	3.500	03/30/51		10,973
Nomura Holdings, Inc. (Japan)
300,000	5.709	01/09/26		303,166

				608,415

Capital Goods – 0.0%
Johnson Controls International PLC (United States)
100,000	4.500	02/15/47		87,354

Communications – 0.0%
RELX Capital, Inc. (United Kingdom)
100,000	3.000	05/22/30		92,291

Consumer Cyclical – 0.0%
Honda Motor Co. Ltd. (Japan)
110,000	2.534	03/10/27		105,357

Consumer Noncyclical – 0.2%
Ahold Finance USA LLC (Netherlands)
128,000	6.875	05/01/29		140,183
Astrazeneca Finance LLC (United Kingdom)
73,000	2.250	05/28/31		63,770
400,000	5.000	02/26/34		411,753
GlaxoSmithKline Capital, Inc. (United Kingdom)
84,000	6.375	05/15/38		96,009
Novartis Capital Corp. (Switzerland)
126,000	2.000	02/14/27		119,789

				831,504

Energy – 0.4%
Canadian Natural Resources Ltd. (Canada)
85,000	6.250	03/15/38		90,591
Canadian Natural Resources Ltd., GMTN (Canada)
100,000	4.950	06/01/47		90,105

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Energy – (continued)
Cenovus Energy, Inc. (Canada)
$70,000	2.650%	01/15/32	$59,808
19,000	5.250	06/15/37	18,629
Enbridge, Inc. (Canada)
110,000	3.125	11/15/29	102,761
84,000	6.200	11/15/30	90,946
15,000	5.500	12/01/46	15,179
100,000	3.400	08/01/51	72,031
(3M U.S. T-Bill MMY + 3.903%)
15,000	6.250	03/01/78(c)	14,719
TotalEnergies Capital International SA (France)
185,000	3.455	02/19/29	179,290
200,000	2.829	01/10/30	185,663
70,000	3.127	05/29/50	49,806
TransCanada PipeLines Ltd. (Canada)
250,000	4.250	05/15/28	247,234
250,000	7.625	01/15/39	303,820
Transcanada Trust, Series 16-A (Canada)
(3M USD LIBOR + 4.640%)
115,000	5.875	08/15/76(c)	113,419

			1,634,001

Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
(Ireland)
455,000	3.300	01/30/32	404,423

Food and Beverage – 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide,
Inc. (Belgium)
180,000	4.900	02/01/46	172,687
Anheuser-Busch InBev Finance, Inc. (Belgium)
55,000	4.700	02/01/36	54,389
100,000	4.900	02/01/46	95,937
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
300,000	3.500	06/01/30	288,115
46,000	4.375	04/15/38	43,521
8,000	4.600	04/15/48	7,426
108,000	5.550	01/23/49	113,275
90,000	4.750	04/15/58	84,051

			859,401

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Forest Products & Paper – 0.0%
Suzano Austria GmbH (Brazil)
$200,000	6.000%	01/15/29	$203,723

Insurance – 0.1%
Fairfax Financial Holdings Ltd. (Canada)
400,000	3.375	03/03/31	359,913

Internet – 0.0%
JD.com, Inc. (China)
200,000	3.875	04/29/26	197,043

Lodging – 0.1%
Sands China Ltd. (Macau)
299,000	3.250	08/08/31	259,383

Mining – 0.0%
Southern Copper Corp. (Mexico)
85,000	5.875	04/23/45	87,601

Multi-National – 1.0%
Asian Development Bank, GMTN (Supranational)
248,000	0.625	10/08/24	246,920
360,000	1.000	04/14/26	342,769
400,000	2.625	01/12/27	388,546
400,000	2.750	01/19/28	386,764
European Investment Bank (Supranational)
400,000	0.375	03/26/26	378,066
400,000	3.875	03/15/28	401,361
Inter-American Development Bank, GMTN (Supranational)
270,000	1.750	03/14/25	265,810
400,000	2.000	06/02/26	386,225
International Bank for Reconstruction & Development, Series
GDIF (Supranational)
400,000	2.500	07/29/25	393,297
International Finance Corp., GMTN (Supranational)
370,000	3.625	09/15/25	367,274
320,000	0.750	10/08/26	299,693

			3,856,725

Oil Company-Integrated – 0.3%
Petroleos Mexicanos (Mexico)
95,000	6.875	08/04/26	93,895
100,000	5.350	02/12/28	91,376
160,000	5.950	01/28/31	133,437
154,000	10.000	02/07/33	157,876
70,000	6.375	01/23/45	47,009
95,000	6.950	01/28/60	64,996
QatarEnergy (Qatar)
284,000	3.300	07/12/51(e)	209,167
Saudi Arabian Oil Co. (Saudi Arabia)
300,000	2.250	11/24/30(e)	260,996

			1,058,752

Technology – 0.1%
NXP BV / NXP Funding LLC (China)
40,000	5.350	03/01/26	40,290
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)
57,000	3.400	05/01/30	53,265
75,000	2.500	05/11/31	64,891
83,000	5.000	01/15/33	83,127

			241,573

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Transportation – 0.0%
Canadian Pacific Railway Co. (Canada)
$138,000	2.450%	12/02/31		$119,763

Wireless – 0.1%
Telefonica Europe BV (Spain)
50,000	8.250	09/15/30		58,315
Vodafone Group PLC (United Kingdom)
71,000	6.150	02/27/37		76,990
100,000	5.250	05/30/48		95,500

				230,805

Wirelines – 0.1%
Deutsche Telekom International Finance BV (Germany)
15,000	8.750	06/15/30		18,015
Orange SA (France)
82,000	9.000	03/01/31		100,925
Telefonica Emisiones SA (Spain)
260,000	4.895	03/06/48		232,839

				351,779

TOTAL FOREIGN CORPORATE DEBT (Cost $22,123,877)				22,077,860

Sovereign Debt Obligations – 2.5%

Sovereign – 2.5%
Abu Dhabi Government International Bond
200,000	1.625	06/02/28	(e)	182,420
300,000	3.125	04/16/30	(e)	284,791
200,000	2.700	09/02/70	(e)	122,979
Chile Government International Bond
350,000	2.750	01/31/27		335,198
200,000	2.450	01/31/31		176,768
200,000	3.860	06/21/47		161,772
200,000	3.500	01/25/50		150,320
Colombia Government International Bond
200,000	3.875	04/25/27		191,800
200,000	4.500	03/15/29		187,890
100,000	6.125	01/18/41		87,251
220,000	5.000	06/15/45		160,939
Finance Department Government of Sharjah
300,000	4.000	07/28/50	(e)	203,397
Hungary Government International Bond
300,000	6.125	05/22/28	(e)	310,927
Indonesia Government International Bond
200,000	3.850	10/15/30		192,548
200,000	4.650	09/20/32		199,402
280,000	4.850	01/11/33		282,360
200,000	3.700	10/30/49		160,049
200,000	5.650	01/11/53		211,689
Israel Government International Bond, Series 10Y
200,000	4.500	01/17/33		186,920
Mexico Government International Bond
338,000	4.150	03/28/27		334,894
250,000	3.250	04/16/30		226,382
282,000	4.750	04/27/32		268,237
250,000	3.500	02/12/34		209,847
200,000	4.350	01/15/47		154,398
262,000	3.771	05/24/61		167,167
Panama Government International Bond
81,000	6.700	01/26/36		82,767

Principal Amount	Interest Rate	Maturity Date		Value

Sovereign Debt Obligations – (continued)

Sovereign – (continued)
Panama Government International Bond – (continued)
$244,000	4.500%	04/01/56		$170,542
200,000	4.500	01/19/63		136,402
Perusahaan Penerbit SBSN Indonesia III
350,000	4.550	03/29/26	(e)	351,750
200,000	2.800	06/23/30	(e)	182,335
200,000	2.550	06/09/31	(e)	176,626
Peruvian Government International Bond
87,000	1.862	12/01/32		68,930
55,000	8.750	11/21/33		68,884
85,000	3.300	03/11/41		66,064
Philippine Government International Bond
200,000	3.750	01/14/29		194,785
338,000	2.457	05/05/30		302,299
220,000	5.609	04/13/33		232,339
229,000	6.375	10/23/34		257,059
200,000	2.650	12/10/45		135,681
Province of Alberta Canada
50,000	3.300	03/15/28		48,928
Province of Ontario Canada
30,000	1.050	05/21/27		27,742
30,000	1.600	02/25/31		25,784
Province of Quebec Canada
90,000	0.600	07/23/25		86,968
25,000	2.750	04/12/27		24,231
Qatar Government International Bond
270,000	3.750	04/16/30	(e)	264,561
200,000	4.817	03/14/49	(e)	194,945
Republic of Poland Government International Bond
30,000	3.250	04/06/26		29,576
70,000	5.750	11/16/32		74,948
Romanian Government International Bond
16,000	3.000	02/14/31	(e)	13,735
108,000	5.125	06/15/48	(e)	91,705
Saudi Government International Bond
300,000	2.900	10/22/25	(e)	294,022
300,000	4.750	01/18/28	(e)	303,352
326,000	4.875	07/18/33	(e)	329,032
300,000	5.000	01/16/34	(e)	304,181
300,000	5.000	01/18/53	(e)	275,709
Uruguay Government International Bond
15,000	4.375	01/23/31		15,083
72,000	5.100	06/18/50		71,685

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,416,450)				10,052,995

U.S. Government Agency Obligations – 0.2%
Federal Home Loan Banks
200,000	0.375	09/04/25		192,193
250,000	1.250	12/21/26		235,536
Federal Home Loan Mortgage Corp.
700,000	–	11/15/38	(d)	370,875

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $805,261)				798,604

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 4.4%
U.S. Treasury Bonds
$9,665,000	2.750	%(a)	08/15/42	$7,799,245
5,553,000	2.375	(a)	11/15/49	3,881,304
8,891,000	2.000	(a)	02/15/50	5,697,486

TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,959,348)				17,378,035

Shares			Dividend Rate	Value

Investment Company – 4.1%(f)

Goldman Sachs Financial Square Government Fund - Institutional Shares
16,465,996			5.183%	16,465,996
(Cost $16,465,996)

TOTAL INVESTMENTS – 106.4% (Cost $433,731,457)				$424,332,540

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.4)%				(25,388,826)

NET ASSETS – 100.0%				$398,943,714

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $29,420,547 which represents approximately 7.4% of the Fund’s net assets as of August 31, 2024.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2024.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
FNMA	—Federal National Mortgage Association
GMTN	—Global Medium Term Note
GNMA	—Insured by Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
TSFR	—Term Secured Overnight Financing Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At August 31, 2024, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA	2.000%	TBA-15yr	09/01/39	$(1,000,000)	$(904,922)

FNMA	2.500	TBA-30yr	09/01/54	(12,000,000)	(10,235,625)

FNMA	4.500	TBA-30yr	09/01/54	(1,000,000)	(973,437)

FNMA	5.000	TBA-30yr	09/01/54	(1,000,000)	(993,125)

GNMA	2.000	TBA-30yr	09/20/54	(1,000,000)	(841,719)

GNMA	2.500	TBA-30yr	09/20/54	(1,000,000)	(873,906)

Total (Proceed Receivable $14,686,094)					$(14,822,734)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 53.4%

Banks – 30.4%
American Express Co.
	(US 5 Year CMT T-Note +
2.854%)
$858,000	3.550%	09/15/73(a)	$804,375
Bank of America Corp., Series AA
	(TSFR3M + 4.160%)
166,000	6.100	09/17/73(a)	166,830
Bank of America Corp., Series DD
	(TSFR3M + 4.815%)
431,000	6.300	09/10/73(a)	436,926
Bank of America Corp., Series FF
	(TSFR3M + 3.193%)
265,000	5.875	09/15/73(a)	264,006
Bank of America Corp., Series MM
	(TSFR3M + 2.926%)
50,000	4.300	07/28/73(a)	49,562
Bank of America Corp., Series RR
	(US 5 Year CMT T-Note +
2.760%)
539,000	4.375	04/27/73(a)	520,809
Bank of America Corp., Series TT
	(US 5 Year CMT T-Note +
3.231%)
339,000	6.125	07/27/73(a)	344,509
Bank of America Corp., Series Z
	(TSFR3M + 4.436%)
581,000	6.500	04/23/73(a)	583,179
Bank of New York Mellon Corp. (The), Series F
	(TSFR3M + 3.393%)
630,000	4.625	03/20/73(a)	615,825
Bank of New York Mellon Corp. (The), Series G
	(US 5 Year CMT T-Note +
4.358%)
120,000	4.700	09/20/72(a)	118,500
Bank of New York Mellon Corp. (The), Series H
	(US 5 Year CMT T-Note +
3.352%)
864,000	3.700	03/20/73(a)	833,760
Bank of New York Mellon Corp. (The), Series I
	(US 5 Year CMT T-Note +
2.630%)
117,000	3.750	03/20/73(a)	108,518
Capital One Financial Corp., Series M
	(US 5 Year CMT T-Note +
3.157%)
378,000	3.950	09/01/73(a)	352,013
Charles Schwab Corp. (The), Series G
	(US 5 Year CMT T-Note +
4.971%)
1,682,000	5.375	09/01/73(a)	1,677,795
Charles Schwab Corp. (The), Series H
	(10 yr. US Treasury Yield
	Curve Rate T Note Constant
	Maturity + 3.079%)
964,000	4.000	03/01/73(a)	841,090

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Citigroup, Inc., Series AA
(US 5 Year CMT T-Note +
3.211%)
$646,000	7.625%	02/15/73(a)	$687,990
Citigroup, Inc., Series BB
(US 5 Year CMT T-Note +
2.905%)
47,000	7.200	08/15/73(a)	49,174
Citigroup, Inc., Series CC
(US 5 Year CMT T-Note +
2.693%)
420,000	7.125	11/15/72(a)	431,025
Citigroup, Inc., Series DD
(10 yr. US Treasury Yield
Curve Rate T Note Constant
Maturity + 2.757%)
459,000	7.000	11/15/72(a)	481,376
Citigroup, Inc., Series P
(TSFR3M + 4.167%)
74,000	5.950	11/15/72(a)	74,185
Citigroup, Inc., Series T
(TSFR3M + 4.779%)
10,000	6.250	02/15/73(a)	10,125
Citigroup, Inc., Series V
(SOFR + 3.234%)
552,000	4.700	07/30/73(a)	549,240
Citigroup, Inc., Series W
(US 5 Year CMT T-Note +
3.597%)
10,000	4.000	03/10/73(a)	9,725
Citigroup, Inc., Series X
(US 5 Year CMT T-Note +
3.417%)
1,333,000	3.875	05/18/73(a)	1,279,680
Citigroup, Inc., Series Z
(US 5 Year CMT T-Note +
3.209%)
594,000	7.375	08/15/73(a)	625,185
Citizens Financial Group, Inc., Series B
(TSFR3M + 3.265%)
100,000	8.579	01/07/73(a)	99,250
Citizens Financial Group, Inc., Series F
(US 5 Year CMT T-Note +
5.313%)
622,000	5.650	10/06/72(a)	612,670
Discover Financial Services, Series C
(TSFR3M + 3.338%)
236,000	5.500	04/30/73(a)	221,250
Fifth Third Bancorp, Series H
(TSFR3M + 3.295%)
246,000	8.626	12/31/72(a)	243,540
Fifth Third Bancorp, Series J
(TSFR3M + 3.391%)
441,000	8.722	09/30/72(a)	439,897
Fifth Third Bancorp, Series L
(US 5 Year CMT T-Note +
4.215%)
25,000	4.500	09/30/72(a)	24,375

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Huntington Bancshares, Inc., Series E
(TSFR3M + 3.142%)
$434,000	8.443%	07/16/73(a)	$429,118
Huntington Bancshares, Inc., Series F
(10 yr. US Treasury Yield
Curve Rate T Note Constant
Maturity + 4.945%)
367,000	5.625	10/15/72(a)	363,330
JPMorgan Chase & Co., Series HH
(TSFR3M + 3.125%)
107,000	4.600	08/01/73(a)	106,866
JPMorgan Chase & Co., Series KK
(US 5 Year CMT T-Note +
2.850%)
744,000	3.650	09/01/73(a)	717,960
JPMorgan Chase & Co., Series NN
(US 5 Year CMT T-Note +
2.737%)
993,000	6.875	06/01/73(a)	1,057,545
JPMorgan Chase & Co., Series X
(TSFR3M + 3.592%)
572,000	6.100	04/01/73(a)	574,145
KeyCorp, Series D
(TSFR3M + 3.868%)
217,000	5.000	12/15/72(a)	207,777
M&T Bank Corp.
(US 5 Year CMT T-Note +
2.679%)
774,000	3.500	03/01/73(a)	673,380
M&T Bank Corp., Series F
(TSFR3M + 3.782%)
46,000	5.125	05/01/73(a)	44,792
Morgan Stanley, Series M
443,000	5.875	03/15/73(a)	440,231
Northern Trust Corp., Series D
(TSFR3M + 3.464%)
490,000	4.600	04/01/73(a)	478,975
PNC Financial Services Group, Inc. (The), Series S
(TSFR3M + 3.562%)
1,116,000	5.000	05/01/73(a)	1,100,655
PNC Financial Services Group, Inc. (The), Series T
(US 5 Year CMT T-Note +
2.595%)
85,000	3.400	12/15/72(a)	75,331
PNC Financial Services Group, Inc. (The), Series U
(US 5 Year CMT T-Note +
3.000%)
70,000	6.000	08/15/73(a)	70,175
PNC Financial Services Group, Inc. (The), Series V
(US 5 Year CMT T-Note +
3.238%)
166,000	6.200	12/15/72(a)	167,245
PNC Financial Services Group, Inc. (The), Series W
(7 yr. US Treasury Yield
Curve Rate T Note Constant
Maturity + 2.808%)
731,000	6.250	06/15/73(a)	726,360

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
State Street Corp., Series I
(US 5 Year CMT T-Note +
2.613%)
$707,000	6.700%	06/15/73(a)	$727,326
State Street Corp., Series J
(US 5 Year CMT T-Note +
2.628%)
335,000	6.700	12/15/72(a)	350,494
Truist Financial Corp., Series L
(TSFR3M + 3.364%)
1,225,000	8.703	06/15/73(a)	1,229,410
Truist Financial Corp., Series M
(TSFR3M + 3.048%)
16,000	5.125	06/15/73(a)	15,420
Truist Financial Corp., Series N
(US 5 Year CMT T-Note +
3.003%)
511,000	4.800	03/01/73(a)	503,335
Truist Financial Corp., Series P
(US 5 Year CMT T-Note +
4.605%)
57,000	4.950	12/01/72(a)	56,288
Truist Financial Corp., Series Q
(10 yr. US Treasury Yield
Curve Rate T Note Constant
Maturity + 4.349%)
95,000	5.100	03/01/73(a)	91,675
U.S. Bancorp
(US 5 Year CMT T-Note +
2.541%)
664,000	3.700	01/15/73(a)	590,130
U.S. Bancorp, Series J
(TSFR3M + 3.176%)
282,000	5.300	04/15/73(a)	276,713
Wells Fargo & Co.
(US 5 Year CMT T-Note +
2.767%)
594,000	6.850	09/15/73(a)	609,593
(US 5 Year CMT T-Note +
3.606%)
868,000	7.625	09/15/73(a)	936,355
Wells Fargo & Co., Series BB
(US 5 Year CMT T-Note +
3.453%)
940,000	3.900	03/15/73(a)	911,800
Wells Fargo & Co., Series U
76,000	5.875	06/15/73(a)	76,095

			27,164,903

Building Materials – 0.1%
Stanley Black & Decker, Inc.
(US 5 Year CMT T-Note +
2.657%)
110,000	4.000	03/15/60(a)	102,238

Consumer Cyclical – 1.0%
General Motors Financial Co., Inc., Series A
(3M USD LIBOR + 3.598%)
61,000	5.750	03/30/73(a)	58,026

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Consumer Cyclical – (continued)
General Motors Financial Co., Inc., Series B
(3M USD LIBOR + 3.436%)
$874,000	6.500%	03/30/73(a)	$858,705

			916,731

Electric – 10.8%
AES Corp. (The)
(US 5 Year CMT T-Note +
3.201%)
622,000	7.600	01/15/55(a)	641,864
American Electric Power Co., Inc.
(US 5 Year CMT T-Note +
2.675%)
263,000	6.950	12/15/54(a)	274,305
462,000	3.875	02/15/62(a)	426,473
(US 5 Year CMT T-Note +
2.750%)
39,000	7.050	12/15/54(a)	40,647
CenterPoint Energy, Inc., Series B
(US 5 Year CMT T-Note +
2.946%)
130,000	6.850	02/15/55(a)	130,907
CMS Energy Corp.
(US 5 Year CMT T-Note +
4.116%)
313,000	4.750	06/01/50(a)	294,569
Dominion Energy, Inc., Series A
(US 5 Year CMT T-Note +
2.386%)
1,048,000	6.875	02/01/55(a)	1,088,477
Dominion Energy, Inc., Series B
(US 5 Year CMT T-Note +
2.511%)
190,000	7.000	06/01/54(a)	202,941
Dominion Energy, Inc., Series C
(US 5 Year CMT T-Note +
3.195%)
300,000	4.350	04/15/73(a)	286,674
Duke Energy Corp.
(US 5 Year CMT T-Note +
2.321%)
10,000	3.250	01/15/82(a)	9,025
(US 5 Year CMT T-Note +
3.388%)
745,000	4.875	03/16/73(a)	742,672
Edison International
(US 5 Year CMT T-Note +
3.864%)
26,000	8.125	06/15/53(a)	27,306
(US 5 Year CMT T-Note +
3.658%)
16,000	7.875	06/15/54(a)	16,829
Edison International, Series A
(US 5 Year CMT T-Note +
4.698%)
829,000	5.375	09/15/73(a)	815,011

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Electric – (continued)
Entergy Corp.
(US 5 Year CMT T-Note +
2.670%)
$698,000	7.125%	12/01/54(a)	$712,448
NextEra Energy Capital Holdings, Inc.
(US 5 Year CMT T-Note +
2.457%)
752,000	6.750	06/15/54(a)	789,611
(US 5 Year CMT T-Note +
2.364%)
47,000	6.700	09/01/54(a)	48,175
(TSFR3M + 2.329%)
777,000	7.661	10/01/66(a)	746,303
(3M USD LIBOR + 3.156%)
18,000	5.650	05/01/79(a)	17,640
(US 5 Year CMT T-Note +
2.547%)
108,000	3.800	03/15/82(a)	101,124
NiSource, Inc.
(US 5 Year CMT T-Note +
2.451%)
350,000	6.950	11/30/54(a)	356,163
Sempra
(US 5 Year CMT T-Note +
2.868%)
77,000	4.125	04/01/52(a)	72,042
(US 5 Year CMT T-Note +
2.789%)
500,000	6.875	10/01/54(a)	505,952
(US 5 Year CMT T-Note +
4.550%)
647,000	4.875	10/15/72(a)	635,677
Southern Co. (The), Series B
(US 5 Year CMT T-Note +
3.733%)
644,000	4.000	01/15/51(a)	629,849

			9,612,684

Energy – 4.1%
BP Capital Markets PLC
(US 5 Year CMT T-Note +
4.036%)
945,000	4.375	09/22/72(a)	934,369
(US 5 Year CMT T-Note +
4.398%)
844,000	4.875	12/22/72(a)	833,450
(US 5 Year CMT T-Note +
2.153%)
81,000	6.450	09/01/73(a)	84,746
Energy Transfer LP
(US 5 Year CMT T-Note +
4.020%)
47,000	8.000	05/15/54(a)	50,102
(US 5 Year CMT T-Note +
2.829%)
210,000	7.125	10/01/54(a)	213,571
(TSFR3M + 3.279%)
206,000	8.527	11/01/66(a)	198,790

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Energy – (continued)
Energy Transfer LP, Series F
(US 5 Year CMT T-Note +
5.134%)
$143,000	6.750%	05/15/73(a)	$141,965
Energy Transfer LP, Series H
(US 5 Year CMT T-Note +
5.694%)
788,000	6.500	11/15/72(a)	782,723
Enterprise Products Operating LLC, Series E
(TSFR3M + 3.295%)
437,000	5.250	08/16/77(a)	427,321

			3,667,037

Financial Company – 0.9%
Air Lease Corp., Series C
(US 5 Year CMT T-Note +
3.149%)
26,000	4.125	12/15/26(a)	23,855
Ally Financial, Inc., Series B
(US 5 Year CMT T-Note +
3.868%)
472,000	4.700	08/15/73(a)	428,340
Ally Financial, Inc., Series C
(7 yr. US Treasury Yield
Curve Rate T Note Constant
Maturity + 3.481%)
436,000	4.700	08/15/73(a)	368,420

			820,615

Insurance – 5.9%
American International Group, Inc., Series A-9
(3M USD LIBOR + 2.868%)
481,000	5.750	04/01/48(a)	478,965
Corebridge Financial, Inc.
(US 5 Year CMT T-Note +
3.846%)
604,000	6.875	12/15/52(a)	621,142
Equitable Holdings, Inc., Series B
(US 5 Year CMT T-Note +
4.736%)
481,000	4.950	12/15/72(a)	473,785
Lincoln National Corp., Series C
(US 5 Year CMT T-Note +
5.318%)
415,000	9.250	03/01/73(a)	452,350
Markel Group, Inc.
(US 5 Year CMT T-Note +
5.662%)
46,000	6.000	12/01/72(a)	45,770
MetLife, Inc.
416,000	6.400	12/15/36	431,631
MetLife, Inc., Series G
(US 5 Year CMT T-Note +
3.576%)
235,000	3.850	03/15/73(a)	229,419
Prudential Financial, Inc.
(3M USD LIBOR + 3.031%)
74,000	5.375	05/15/45(a)	72,845

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
	(3M USD LIBOR + 2.665%)
$1,035,000	5.700%	09/15/48(a)	$1,031,119
	(US 5 Year CMT T-Note +
3.035%)
30,000	3.700	10/01/50(a)	26,912
	(US 5 Year CMT T-Note +
3.162%)
797,000	5.125	03/01/52(a)	778,005
	(US 5 Year CMT T-Note +
2.848%)
63,000	6.750	03/01/53(a)	65,975
	(US 5 Year CMT T-Note +
2.404%)
491,000	6.500	03/15/54(a)	501,205
Reinsurance Group of America, Inc.
	(TSFR3M + 2.927%)
15,000	8.266	12/15/65(a)	14,582

			5,223,705

Media Non Cable – 0.2%
Paramount Global
	(US 5 Year CMT T-Note +
3.999%)
230,000	6.375	03/30/62(a)	207,661

TOTAL CORPORATE OBLIGATIONS (Cost $47,091,711)			47,715,574

Foreign Corporate Debt – 8.9%

Banks – 1.8%
Bank of Montreal (Canada)
	(US 5 Year CMT T-Note +
2.979%)
490,000	6.699	02/25/73(a)	485,680
Bank of Nova Scotia (The) (Canada)
	(TSFR3M + 2.910%)
147,000	8.214	04/12/73(a)	145,346
	(US 5 Year CMT T-Note +
4.551%)
976,000	4.900	09/04/73(a)	962,580

			1,593,606

Electric – 1.0%
Algonquin Power & Utilities Corp. (Canada)
	(US 5 Year CMT T-Note +
3.249%)
275,000	4.750	01/18/82(a)	255,750
Emera, Inc., Series 2016-A (Canada)
	(3M USD LIBOR + 5.440%)
623,000	6.750	06/15/76(a)	626,115

			881,865

Energy – 3.2%
Enbridge, Inc. (Canada)
	(US 5 Year CMT T-Note +
2.970%)
47,000	7.200	06/27/54(a)	48,880
	(TSFR3M + 3.680%)
1,438,000	5.500	07/15/77(a)	1,385,873

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)

Energy – (continued)
	(3M U.S. T-Bill MMY +
3.903%)
$177,000	6.250%	03/01/78(a)	$173,681
	(US 5 Year CMT T-Note +
3.708%)
497,000	7.375	01/15/83(a)	502,315
	(US 5 Year CMT T-Note +
4.418%)
192,000	7.625	01/15/83(a)	201,600
Enbridge, Inc., Series 2016-A (Canada)
	(TSFR3M + 4.152%)
87,000	6.000	01/15/77(a)	85,151
Enbridge, Inc., Series 2020-A (Canada)
	(US 5 Year CMT T-Note +
5.314%)
42,000	5.750	07/15/80(a)	40,167
Enbridge, Inc., Series NC5 (Canada)
	(US 5 Year CMT T-Note +
3.785%)
367,000	8.250	01/15/84(a)	383,374

			2,821,041

Financial Company – 0.9%
AerCap Global Aviation Trust (Ireland)
	(TSFR3M + 4.562%)
544,000	6.500	06/15/45(a)(b)	538,909
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
(Ireland)
	(US 5 Year CMT T-Note +
2.720%)
300,000	6.950	03/10/55(a)	307,434

			846,343

Insurance – 0.3%
AXA SA (France)
247,000	8.600	12/15/30	296,857

Wireless – 1.7%
Vodafone Group PLC (United Kingdom)
	(5 Year USD Swap + 4.873%)
1,168,000	7.000	04/04/79(a)	1,227,860
	(US 5 Year CMT T-Note +
2.447%)
32,000	3.250	06/04/81(a)	30,720
	(US 5 Year CMT T-Note +
2.767%)
31,000	4.125	06/04/81(a)	28,081
	(US 5 Year CMT T-Note +
3.073%)
274,000	5.125	06/04/81(a)	221,597

			1,508,258

TOTAL FOREIGN CORPORATE DEBT (Cost $7,863,233)			7,947,970

Shares	Description	Dividend Rate	Value

Preferred Stocks – 35.9%

Communications – 2.9%
23,410	AT&T, Inc.,
	Series C	4.75%	$486,226
16,072	AT&T, Inc.,
	Series A	5.00	351,334
28,827	AT&T, Inc.	5.35	701,260
22,395	Qwest Corp.	6.50	319,668
9,189	Telephone and
	Data Systems,
	Inc., Series VV	6.00	170,640
5,627	Telephone and
	Data Systems,
	Inc., Series UU	6.63	117,604
20,334	U.S. Cellular
	Corp.	5.50	437,791

			2,584,523

Consumer, Cyclical – 1.4%
7,268	Brunswick Corp.	6.38	177,936
2,691	Dillard’s Capital
	Trust I	7.50	69,024
28,570	Ford Motor Co.	6.00	720,536
8,983	QVC, Inc.	6.25	111,971
7,268	WESCO
	International, Inc.,
	Series A(a)	10.63	190,421

			1,269,888

Consumer, Non-cyclical – 0.2%
2,341	Triton
	International Ltd.,
	Series E	5.75	50,027
4,017	Triton
	International Ltd.	7.38	101,781

			151,808

Financial – 28.0%
12,510	AEGON Funding
	Co. LLC	5.10	275,595
12,755	Affiliated
	Managers Group,
	Inc.	4.75	298,673
2,341	Agree Realty
	Corp., Series A	4.25	47,007
4,052	Allstate Corp.
	(The), Series I	4.75	89,954
15,481	Allstate Corp.
	(The), Series H	5.10	362,720
8,038	Allstate Corp.
	(The), Series J	7.38	217,428
6,428	American
	Financial Group,
	Inc.	5.13	149,788
1,571	American Homes
	4 Rent, Series G	5.88	37,123
1,746	American Homes
	4 Rent, Series H	6.25	43,615
5,382	American
	National Group,
	Inc., Series A(a)	5.95	132,236

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
4,052	American National Group, Inc., Series B(a)	6.63%	$99,882
6,708	Arch Capital Group Ltd., Series G	4.55	135,435
4,437	Arch Capital Group Ltd., Series F	5.45	102,938
2,026	Argo Group International Holdings, Inc.(a)	7.00	49,779
6,677	Aspen Insurance Holdings Ltd.	5.63	138,391
1,361	Associated Banc- Corp., Series E	5.88	31,085
3,702	Associated Banc-Corp.(a)	6.63	88,145
3,356	Assurant, Inc.	5.25	73,664
7,688	Athene Holding Ltd., Series D	4.88	147,610
4,647	Athene Holding Ltd., Series B	5.63	104,139
11,635	Athene Holding Ltd., Series A(a)	6.35	289,130
8,073	Athene Holding Ltd., Series C(a)	6.38	202,955
6,708	Athene Holding Ltd., Series E(a)	7.75	176,286
7,373	Axis Capital Holdings Ltd., Series E	5.50	163,017
8,664	Bank of America Corp., Series PP	4.13	166,089
12,420	Bank of America Corp., Series QQ	4.25	244,177
10,204	Bank of America Corp., Series NN	4.38	206,529
6,560	Bank of America Corp., Series SS	4.75	142,352
12,300	Bank of America Corp., Series LL	5.00	277,980
13,035	Bank of America Corp., Series KK	5.38	311,145
2,963	Bank of America Corp., Series E(a)	5.73	70,638
8,073	Bank of America Corp., Series HH	5.88	201,663
3,838	Bank of America Corp., Series 5(a)	5.89	86,739
2,831	Bank of America Corp., Series 02(a)	5.97	62,424
1,991	Bank of America Corp., Series 4(a)	6.07	45,415
2,446	Bank of Hawaii Corp., Series A	4.38	43,392

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
4,647	Brighthouse Financial, Inc., Series D	4.63%	$77,837
7,653	Brighthouse Financial, Inc., Series C	5.38	145,407
5,067	Brighthouse Financial, Inc.	6.25	120,848
5,662	Brighthouse Financial, Inc., Series A	6.60	136,907
4,717	Brighthouse Financial, Inc., Series B	6.75	118,491
2,691	Brookfield Finance I UK PLC	4.50	43,998
5,417	Brookfield Finance, Inc., Series 50	4.63	97,506
3,146	Brookfield Oaktree Holdings LLC, Series B	6.55	70,628
2,446	Brookfield Oaktree Holdings LLC, Series A	6.63	56,600
3,321	Brookfield Property Partners LP, Series A	5.75	43,007
2,446	Brookfield Property Partners LP, Series A-1	6.50	37,057
2,372	Cadence Bank, Series A	5.50	50,737
5,697	Capital One Financial Corp., Series N	4.25	104,198
9,049	Capital One Financial Corp., Series L	4.38	170,755
1,676	Capital One Financial Corp., Series K	4.63	33,687
16,772	Capital One Financial Corp., Series J	4.80	336,111
19,988	Capital One Financial Corp., Series I	5.00	419,748
6,766	Carlyle Finance LLC	4.63	133,628
8,003	Charles Schwab Corp. (The), Series J	4.45	170,864
10,099	Charles Schwab Corp. (The), Series D	5.95	253,586

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)
Financial – (continued)
5,977	Citizens Financial Group, Inc., Series E	5.00%	$128,147
10,729	Citizens Financial Group, Inc.	7.38	283,675
2,026	Cullen/Frost Bankers, Inc., Series B	4.45	42,424
4,647	Digital Realty Trust, Inc., Series L	5.20	107,299
2,691	Digital Realty Trust, Inc., Series J	5.25	63,346
2,796	Digital Realty Trust, Inc., Series K	5.85	69,677
2,061	EPR Properties, Series G	5.75	47,424
4,017	Equitable Holdings, Inc., Series C	4.30	79,537
10,764	Equitable Holdings, Inc., Series A	5.25	247,787
3,321	Fifth Third Bancorp, Series K	4.95	70,073
2,691	Fifth Third Bancorp, Series A	6.00	67,786
4,647	First Citizens BancShares, Inc., Series A	5.38	103,907
1,991	First Horizon Corp., Series F	4.70	38,446
1,991	First Horizon Corp., Series E	6.50	49,337
2,691	Fulton Financial Corp., Series A	5.13	49,837
2,271	Global Net Lease, Inc., Series A	7.25	50,462
4,437	Globe Life, Inc.	4.25	75,607
2,271	Hancock Whitney Corp.	6.25	55,753
4,709	Hartford Financial Services Group, Inc. (The), Series G	6.00	117,301
5,732	Hudson Pacific Properties, Inc., Series C	4.75	72,796
6,673	Huntington Bancshares, Inc., Series H	4.50	125,252
2,376	Huntington Bancshares, Inc., Series C	5.70	56,691

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
4,367	Huntington Bancshares, Inc., Series J(a)	6.88%	$110,704
19,750	JPMorgan Chase & Co., Series MM	4.20	400,530
14,757	JPMorgan Chase & Co., Series JJ	4.55	317,718
18,249	JPMorgan Chase & Co., Series LL	4.63	403,850
8,862	JPMorgan Chase & Co., Series GG	4.75	201,611
16,779	JPMorgan Chase & Co., Series DD	5.75	418,972
2,061	Kemper Corp.(a)	5.88	46,270
6,047	KeyCorp, Series G	5.63	135,695
5,732	KeyCorp, Series F	5.65	130,231
6,708	KeyCorp, Series E(a)	6.13	165,687
8,038	KeyCorp(a)	6.20	195,002
2,971	Kimco Realty Corp., Series L	5.13	66,283
3,496	Kimco Realty Corp., Series M	5.25	79,953
6,743	KKR Group Finance Co. IX LLC	4.63	138,029
6,743	Lincoln National Corp., Series D	9.00	184,691
3,321	M&T Bank Corp., Series H(a)	5.63	84,088
20,093	M&T Bank Corp., Series J	7.50	544,319
1,711	Merchants Bancorp, Series B(a)	6.00	42,860
1,746	Merchants Bancorp(a)	8.25	44,890
13,385	MetLife, Inc., Series F	4.75	290,589
10,764	MetLife, Inc., Series E	5.63	265,440
8,038	MetLife, Inc., Series A(a)	6.60	193,394
17,437	Morgan Stanley, Series O	4.25	340,022
6,708	Morgan Stanley, Series L	4.88	151,131
13,451	Morgan Stanley, Series K(a)	5.85	333,316
14,711	Morgan Stanley, Series A(a)	6.26	326,731
13,451	Morgan Stanley, Series I(a)	6.38	338,158
13,385	Morgan Stanley, Series P	6.50	344,396
11,460	Morgan Stanley, Series F(a)	6.88	290,053

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
4,017	Navient Corp.	6.00%	$79,215
5,347	Northern Trust Corp., Series E	4.70	116,511
18,436	Prudential Financial, Inc.	4.13	429,389
3,807	Public Storage, Series N	3.88	68,336
2,306	Public Storage, Series O	3.90	41,300
2,166	Public Storage, Series Q	3.95	39,335
5,802	Public Storage, Series R	4.00	108,149
9,154	Public Storage, Series P	4.00	172,095
3,321	Public Storage, Series S	4.10	63,498
3,461	Public Storage, Series M	4.13	66,659
7,548	Public Storage, Series L	4.63	163,263
3,461	Public Storage, Series J	4.70	74,827
3,076	Public Storage, Series K	4.75	67,149
4,227	Public Storage, Series I	4.88	96,164
4,052	Public Storage, Series G	5.05	95,546
3,737	Public Storage, Series F	5.15	90,622
3,842	Public Storage, Series H	5.60	95,820
2,341	Realty Income Corp., Series A	6.00	59,251
5,347	Regions Financial Corp., Series E	4.45	99,080
6,801	Regions Financial Corp., Series C(a)	5.70	161,728
6,743	Regions Financial Corp., Series B(a)	6.38	171,002
14,781	Reinsurance Group of America, Inc.(a)	5.75	377,988
6,708	RenaissanceRe Holdings Ltd., Series G	4.20	122,488
10,064	RenaissanceRe Holdings Ltd., Series F	5.75	247,575
2,516	SiriusPoint Ltd., Series B(a)	8.00	63,202
2,341	SITE Centers Corp., Series A	6.38	55,247
3,076	SL Green Realty Corp., Series I	6.50	71,056
4,052	Stifel Financial Corp., Series D	4.50	77,798

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
3,006	Stifel Financial Corp.	5.20%	$69,860
2,691	Stifel Financial Corp., Series C	6.13	67,463
2,166	Stifel Financial Corp., Series B	6.25	53,977
10,184	Synchrony Financial, Series A	5.63	200,116
6,867	Synchrony Financial, Series B(a)	8.25	177,443
4,717	Synovus Financial Corp., Series E(a)	8.40	120,095
4,052	Texas Capital Bancshares, Inc., Series B	5.75	83,674
12,405	Truist Financial Corp., Series R	4.75	263,234
7,688	Truist Financial Corp., Series O	5.25	181,052
2,306	Truist Financial Corp., Series I(a)	5.81	54,537
6,708	U.S. Bancorp, Series L	3.75	117,860
10,064	U.S. Bancorp, Series M	4.00	188,700
5,977	U.S. Bancorp, Series O	4.50	126,712
7,688	U.S. Bancorp, Series K	5.50	190,278
13,451	U.S. Bancorp, Series B*(a)	6.16	290,676
4,052	Unum Group	6.25	100,814
1,571	Valley National Bancorp, Series A(a)	6.25	37,249
1,361	Valley National Bancorp, Series B(a)	8.86	34,229
3,982	Vornado Realty Trust, Series O	4.45	60,725
4,262	Vornado Realty Trust, Series M	5.25	73,477
4,052	Vornado Realty Trust, Series N	5.25	70,343
4,052	Vornado Realty Trust, Series L	5.40	72,895
4,052	Voya Financial, Inc., Series B(a)	5.35	104,339
10,445	W R Berkley Corp.	4.13	227,339
4,052	WaFd, Inc., Series A	4.88	70,424
2,026	Webster Financial Corp., Series F	5.25	42,809
16,737	Wells Fargo & Co., Series DD	4.25	326,539

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS U.S. PREFERRED STOCK AND HYBRID SECURITIES ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Financial – (continued)
13,451	Wells Fargo & Co., Series CC	4.38%	$267,944
15,656	Wells Fargo & Co., Series AA	4.70	329,246
23,515	Wells Fargo & Co., Series Z	4.75	490,052
9,259	Wells Fargo & Co., Series Y	5.63	221,012
4,017	Western Alliance Bancorp, Series A(a)	4.25	80,902
1,676	Wintrust Financial Corp., Series D(a)	6.50	41,565
3,356	Wintrust Financial Corp., Series E(a)	6.88	83,900

			24,819,688

	Technology – 0.1%
5,767	Pitney Bowes, Inc.	6.70%	109,458

	Utilities – 3.3%
10,204	Brookfield BRP Holdings Canada, Inc.	4.63	188,074
5,382	Brookfield Infrastructure Finance ULC	5.00	112,549
2,691	Brookfield Infrastructure Partners LP, Series 14	5.00	47,308
14,886	CMS Energy Corp.	5.63	367,783
2,691	DTE Energy Co., Series G	4.38	55,031
3,842	DTE Energy Co.	4.38	78,646
5,347	DTE Energy Co., Series E	5.25	127,044
13,451	Duke Energy Corp., Series A	5.75	336,813
5,522	Entergy Arkansas LLC	4.88	124,411
3,496	Entergy Mississippi LLC	4.90	80,618
1,501	Entergy New Orleans LLC	5.50	36,399
3,636	Georgia Power Co., Series 2017	5.00	89,627
3,383	National Rural Utilities Cooperative Finance Corp., Series US	5.50	83,898
8,108	NextEra Energy Capital Holdings, Inc., Series N	5.65	200,349
2,971	SCE Trust II	5.10	61,203
4,367	SCE Trust IV, Series J(a)	5.38	104,590

Shares	Description	Dividend Rate	Value

Preferred Stocks – (continued)

Utilities – (continued)
9,469	Sempra	5.75%	$236,914
10,064	Southern Co. (The), Series C	4.20	210,137
13,350	Southern Co. (The), Series 2020	4.95	308,118
6,082	Southern Co. (The)	5.25	146,941
3,356	Spire, Inc., Series A	5.90	82,088

			3,078,541

TOTAL PREFERRED STOCKS (Cost $31,209,293)			32,013,906

Shares	Dividend Rate		Value

	Investment Company – 0.7%(c)

	Goldman Sachs Financial Square Government Fund - Institutional Shares
669,044	5.183%		669,044
(Cost $669,044)

	TOTAL INVESTMENTS – 98.9%
	(Cost $86,833,281)		$88,346,494

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		990,416

NET ASSETS – 100.0%			$ 89,336,910

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2024.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
TSFR	—Term Secured Overnight Financing Rate

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Asset-Backed Securities – 29.4%
Ally Auto Receivables Trust, Series 2022-1, Class A3
$1,656,652	3.310%	11/15/26		$1,642,692
American Express Credit Account Master Trust, Series 2022-3, Class A
2,450,000	3.750	08/15/27		2,427,824
American Express Credit Account Master Trust, Series 2023-1, Class A
2,100,000	4.870	05/15/28		2,114,465
BA Credit Card Trust, Series 2022-A1, Class A1
3,075,000	3.530	11/15/27		3,042,268
BA Credit Card Trust, Series 2022-A2, Class A2
2,100,000	5.000	04/15/28		2,109,070
Barclays Dryrock Issuance Trust, Series 2021-1, Class A
2,400,000	0.630	07/15/27		2,396,343
Barclays Dryrock Issuance Trust, Series 2022-1, Class A
4,500,000	3.070	02/15/28		4,442,468
BBCMS Mortgage Trust, Series 2018-C2, Class ASB
454,246	4.236	12/15/51		444,226
BSPDF Issuer Ltd., Series 2021-FL1, Class A (1M U.S. T-Bill MMY + 1.314%)
768,810	6.651	10/15/36	(a)(b)	758,719
BX, Series 2021-MFM1, Class A (1M U.S. T-Bill MMY + 0.814%)
54,853	6.151	01/15/34	(a)(b)	54,408
BX Trust, Series 2021-ARIA, Class A (1M U.S. T-Bill MMY + 1.014%)
1,300,000	6.351	10/15/36	(a)(b)	1,290,348
BXHPP Trust, Series 2021-FILM, Class A (1M U.S. T-Bill MMY + 0.764%)
1,850,000	6.101	08/15/36	(a)(b)	1,781,121
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3
4,145,000	3.865	01/10/48		4,070,159
Chase Auto Owner Trust, Series 2024-2A, Class A2
1,943,624	5.660	05/26/27	(a)	1,949,082
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4
3,000,000	3.778	09/10/58		2,944,078
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5
3,000,000	3.717	09/15/48		2,941,481
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A3
2,738,532	3.050	04/10/49		2,687,767
COMM Mortgage Trust, Series 2015-CR24, Class ASB
50,331	3.445	08/10/48		50,069
COMM Mortgage Trust, Series 2015-CR25, Class A3
1,877,302	3.505	08/10/48		1,854,511
COMM Mortgage Trust, Series 2015-CR26, Class ASB
173,182	3.373	10/10/48		171,766
COMM Mortgage Trust, Series 2016-DC2, Class A4
467,107	3.497	02/10/49		459,870
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A4
4,700,000	3.505	04/15/50		4,671,385
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4
3,020,000	3.718	08/15/48		2,975,042

Principal Amount	Interest Rate	Maturity Date		Value

Asset-Backed Securities – (continued)
DBJPM Mortgage Trust, Series 2016-C3, Class ASB
$134,959	2.756%	08/10/49		$131,866
Discover Card Execution Note Trust, Series 2022-A2, Class A
4,500,000	3.320	05/15/27		4,447,937
Extended Stay America Trust, Series 2021-ESH, Class A (1M U.S. T-Bill MMY + 1.194%)
1,304,437	6.531	07/15/38	(a)(b)	1,301,199
Ford Credit Auto Lease Trust, Series 2024-B, Class A3
2,000,000	4.990	12/15/27		2,018,957
Ford Credit Auto Owner Trust, Series 2022-A, Class A3
1,090,690	1.290	06/15/26		1,073,266
GM Financial Automobile Leasing Trust, Series 2023-2, Class A3
5,235,000	5.050	07/20/26		5,240,157
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3
3,500,000	5.380	11/20/26		3,519,190
GM Financial Consumer Automobile Receivables Trust, Series 2022-1, Class A3
2,005,598	1.260	11/16/26		1,971,418
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1
1,500,000	5.340	06/15/28	(a)	1,519,024
Honda Auto Receivables 2021-3 Owner Trust, Series 2021-3, Class A3
196,057	0.410	11/18/25		193,856
Honda Auto Receivables 2021-4 Owner Trust, Series 2021-4, Class A3
783,640	0.880	01/21/26		771,092
Honda Auto Receivables 2023-2 Owner Trust, Series 2023-2, Class A2
942,319	5.410	04/15/26		942,270
Honda Auto Receivables 2023-4 Owner Trust, Series 2023-4, Class A2
2,384,788	5.870	06/22/26		2,391,388
Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A2A
525,774	5.470	09/15/25	(a)	526,075
Hyundai Auto Lease Securitization Trust, Series 2024-B, Class A3
2,400,000	5.410	05/17/27	(a)	2,434,121
Hyundai Auto Receivables Trust, Series 2020-C, Class A4
1,287,106	0.490	11/16/26		1,280,562
Hyundai Auto Receivables Trust, Series 2021-C, Class A3
548,979	0.740	05/15/26		542,412
Hyundai Auto Receivables Trust, Series 2022-C, Class A3
3,625,000	5.390	06/15/27		3,638,977
Hyundai Auto Receivables Trust, Series 2023-C, Class A2A
2,368,436	5.800	01/15/27		2,375,443
Hyundai Auto Receivables Trust, Series 2024-B, Class A3
1,925,000	4.840	03/15/29		1,946,745
LCCM, Series 2017-LC26, Class A4
900,000	3.551	07/12/50	(a)	860,765
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class ASB
257,983	2.860	11/15/49		251,626
Nelnet Student Loan Trust, Series 2016-1A, Class A (SOFR + 0.914%)
217,305	6.263	09/25/65	(a)(b)	216,691
Nissan Auto Lease Trust, Series 2023-A, Class A3
3,888,829	4.910	01/15/26		3,885,613
Nissan Auto Lease Trust, Series 2023-B, Class A2A
770,022	5.740	08/15/25		770,212

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Asset-Backed Securities – (continued)
ONE PARK Mortgage Trust, Series 2021-PARK, Class A (1M U.S. T-Bill MMY + 0.814%)
$908,000	6.151%	03/15/36	(a)(b)	$883,046
Rhode Island Student Loan Authority, Series 2012-1, Class A1 (SOFR + 1.014%)
333,404	6.366	07/01/31	(b)	333,372
Rhode Island Student Loan Authority, Series 2014-1, Class A1 (SOFR + 0.814%)
12,052	6.166	10/02/28	(b)	11,990
SLM Student Loan Trust, Series 2004-10, Class A7B (SOFR90A + 0.862%)
1,955	6.221	10/25/29	(a)(b)	1,955
STWD Trust, Series 2021-FLWR, Class A (1M U.S. T-Bill MMY + 0.691%)
1,350,000	6.028	07/15/36	(a)(b)	1,334,815
Toyota Auto Receivables Owner Trust, Series 2021-D, Class A3
760,177	0.710	04/15/26		749,150
Toyota Auto Receivables Owner Trust, Series 2022-D, Class A3
1,825,000	5.300	09/15/27		1,835,222
Toyota Auto Receivables Owner Trust, Series 2024-C, Class A3
2,100,000	4.880	03/15/29		2,121,919
UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB
566,635	3.264	08/15/50		552,930
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class ASB
29,948	3.487	11/15/48		29,610
Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3
1,300,914	3.294	01/15/59		1,272,527
World Omni Automobile Lease Securitization Trust, Series 2023- A, Class A2A
435,686	5.470	11/17/25		435,494

				101,092,054

1988 CLO 3 Ltd., Series 2023-3A, Class A1 (3M U.S. T-Bill MMY + 2.000%)
6,500,000	7.301	10/15/38	(a)(b)	6,566,391
Bain Capital Credit CLO, Series 2018-2A, Class A1R (3M U.S. T-Bill MMY + 1.080%)
1,000,000	6.359	07/19/31	(a)(b)	1,000,518
Barings CLO Ltd., Series 2022-4A, Class A (3M U.S. T-Bill MMY + 1.990%)
1,150,000	7.272	10/20/34	(a)(b)	1,152,757
BlueMountain CLO Ltd., Series 2013-2A, Class A1R (3M U.S. T-Bill MMY + 1.442%)
279,302	6.724	10/22/30	(a)(b)	279,370
Bryant Park Funding Ltd., Series 2023-21A, Class A1 (3M U.S. T-Bill MMY + 2.050%)
4,200,000	7.329	10/18/36	(a)(b)	4,246,145
CIFC Falcon 2020 Ltd., Series 2019-FAL, Class A (3M U.S. T-Bill MMY + 1.262%)
3,800,000	6.544	01/20/33	(a)(b)	3,800,220

Principal Amount	Interest Rate	Maturity Date		Value

Asset-Backed Securities – (continued)
CIFC Funding Ltd., Series 2017-2A, Class AR (3M U.S. T-Bill MMY + 1.212%)
$305,254	6.494%	04/20/30	(a)(b)	$305,690
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR (3M U.S. T-Bill MMY + 1.162%)
145,095	6.463	04/15/29	(a)(b)	145,279
Flatiron CLO 19 Ltd., Series 2019-1A, Class AR (3M U.S. T-Bill MMY + 1.342%)
1,000,000	6.437	11/16/34	(a)(b)	997,531
Jamestown CLO XV Ltd., Series 2020-15A, Class A1R (3M U.S. T-Bill MMY + 1.370%)
4,400,000	6.698	07/15/35	(a)(b)	4,399,780
LCM XV LP, Series 2021-15A, Class AR2 (3M U.S. T-Bill MMY + 1.262%)
445,187	6.544	07/20/30	(a)(b)	445,521
Marathon CLO XIII Ltd., Series 2019-1A, Class AAR2 (3M U.S. T-Bill MMY + 1.200%)
2,196,092	6.501	04/15/32	(a)(b)	2,197,739
Mountain View CLO XVI Ltd., Series 2022-1A, Class A1R
(3M U.S. T-Bill MMY + 1.460%)
2,325,000	6.761	04/15/34	(a)(b)	2,322,798
Neuberger Berman Loan Advisers CLO 50 Ltd., Series 2022-50A, Class AR (3M U.S. T-Bill MMY + 1.250%)
3,075,000	6.533	07/23/36	(a)(b)	3,076,537
OZLM Ltd., Series 2015-11A, Class A1R (3M U.S. T-Bill MMY + 1.512%)
12,987	6.767	10/30/30	(a)(b)	13,000
Regata Funding Ltd., Series 2019-1A, Class AR (3M U.S. T-Bill MMY + 1.362%)
2,000,000	6.663	10/15/32	(a)(b)	2,001,832
SOUND POINT CLO XXII Ltd., Series 2019-1A, Class AR (3M U.S. T-Bill MMY + 1.342%)
523,293	6.624	01/20/32	(a)(b)	523,586
TCW CLO Ltd., Series 2019-2A, Class A1R (3M U.S. T-Bill MMY + 1.280%)
3,500,000	6.562	10/20/32	(a)(b)	3,503,675
TCW CLO Ltd., Series 2022-1A, Class A1 (3M U.S. T-Bill MMY + 1.340%)
3,500,000	6.622	04/22/33	(a)(b)	3,503,644
Trinitas CLO VI Ltd., Series 2017-6A, Class ARRR (3M U.S. T-Bill MMY + 1.330%)
5,900,000	6.615	01/25/34	(a)(b)	5,884,937

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Asset-Backed Securities – (continued)
Trysail CLO Ltd., Series 2021-1A, Class A1 (3M U.S. T-Bill MMY + 1.300%)
$2,700,000	6.582%	07/20/32	(a)(b)	$2,701,080
Zais CLO 13 Ltd., Series 2019-13A, Class A1AR (3M U.S. T-Bill MMY + 1.300%)
1,550,000	6.529	07/15/32	(a)(b)	1,552,874

				50,620,904

American Express Credit Account Master Trust, Series 2022-2, Class A
6,000,000	3.390	05/15/27		5,932,756
Bank of America Auto Trust, Series 2023-2A, Class A2
1,027,482	5.850	08/17/26	(a)	1,029,473
Barclays Dryrock Issuance Trust, Series 2023-2, Class A (SOFR + 0.900%)
2,050,000	6.254	08/15/28	(b)	2,060,008
Capital One Multi-Asset Execution Trust, Series 2022-A2, Class A
8,975,000	3.490	05/15/27		8,881,975
Capital One Multi-Asset Execution Trust, Series 2022-A3, Class A
3,000,000	4.950	10/15/27		3,007,819
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1
1,300,000	5.230	12/08/27		1,309,090
Discover Card Execution Note Trust, Series 2023-A1, Class A
2,925,000	4.310	03/15/28		2,915,559
Ford Credit Auto Owner Trust, Series 2023-C, Class A2A
1,888,069	5.680	09/15/26		1,891,021
Toyota Auto Receivables Owner Trust, Series 2023-B, Class A3
2,595,000	4.710	02/15/28		2,597,959

				29,625,660

TOTAL ASSET-BACKED SECURITIES (Cost $180,504,361)				181,338,618

Mortgage-Backed Securities – 18.9%

FHLMC REMIC (RFUCCT1Y + 1.797%)
2,697,384	6.594	10/01/43	(b)	2,774,934
(RFUCCT1Y + 1.774%)
513,096	6.713	10/01/44	(b)	527,078
(RFUCCT1Y + 1.619%)
5,129,944	6.596	01/01/46	(b)	5,277,429
FHLMC REMIC, Series 2003-2682, Class FB (SOFR + 1.014%)
123,712	6.368	10/15/33	(b)	124,388
FHLMC REMIC, Series 2003-2711, Class FA (SOFR + 1.114%)
127,070	6.468	11/15/33	(b)	128,222
FHLMC REMIC, Series 2005-3033, Class FG (SOFR + 0.464%)
380,958	5.818	09/15/35	(b)	376,228
FHLMC REMIC, Series 2007-3298, Class FC (SOFR + 0.534%)
78,373	5.888	04/15/37	(b)	77,196
FHLMC REMIC, Series 2007-3314, Class FC (SOFR + 0.514%)
18,635	5.868	12/15/36	(b)	18,407

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)

FHLMC REMIC, Series 2007-3316, Class FB (SOFR + 0.414%)
$451,328	5.768%	08/15/35	(b)	$445,280
FHLMC REMIC, Series 2007-3371, Class FA (SOFR + 0.714%)
94,620	6.068	09/15/37	(b)	94,035
FHLMC REMIC, Series 2009-3593, Class CF (SOFR + 0.714%)
1,001,738	6.068	02/15/36	(b)	998,368
FHLMC REMIC, Series 2011-3895, Class FM (SOFR + 0.464%)
6,645	5.818	12/15/40	(b)	6,643
FHLMC REMIC, Series 2012-4040, Class FW (SOFR + 0.484%)
273,249	5.838	05/15/32	(b)	271,524
FHLMC REMIC, Series 2012-4057, Class FE (SOFR + 0.564%)
642,402	5.918	06/15/42	(b)	636,159
FHLMC REMIC, Series 2012-4068, Class UF (SOFR + 0.614%)
160,399	5.968	06/15/42	(b)	158,635
FHLMC REMIC, Series 2012-4098, Class MF (SOFR + 0.414%)
117,899	5.768	11/15/41	(b)	117,160
FHLMC REMIC, Series 2012-4107, Class MF (SOFR + 0.514%)
1,372,159	5.868	09/15/42	(b)	1,351,433
FHLMC REMIC, Series 2012-4126, Class GF (SOFR + 0.514%)
1,877,737	5.868	11/15/42	(b)	1,847,386
FHLMC REMIC, Series 2013-4203, Class QF (SOFR + 0.364%)
867,464	5.718	05/15/43	(b)	853,522
FHLMC REMIC, Series 2013-4215, Class NF (SOFR + 0.464%)
620,428	5.818	06/15/43	(b)	606,084
FHLMC REMIC, Series 2013-4240, Class FA (SOFR + 0.614%)
2,165,118	5.968	08/15/43	(b)	2,144,731
FHLMC REMIC, Series 2013-4248, Class FL (SOFR + 0.564%)
62,674	5.918	05/15/41	(b)	62,077
FHLMC REMIC, Series 2013-4263, Class FB (SOFR + 0.514%)
45,051	5.868	11/15/43	(b)	44,569
FHLMC REMIC, Series 2013-4272, Class FD (SOFR + 0.464%)
47,914	5.818	11/15/43	(b)	47,363
FHLMC REMIC, Series 2017-4678, Class AF (SOFR + 0.514%)
1,408,263	5.850	12/15/42	(b)	1,390,969
FHLMC REMIC, Series 2017-4719, Class AF (SOFR + 0.464%)
2,643,256	5.818	09/15/47	(b)	2,582,030
FHLMC REMIC, Series 2018-4787, Class ZS
663,542	5.000	07/01/48		669,900
FHLMC REMIC, Series 2018-4818, Class FC (SOFR + 0.414%)
180,093	5.768	04/15/48	(b)	174,041

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)

FHLMC REMIC, Series 2018-4852, Class BF (SOFR + 0.514%)
$1,169,901	5.868%	12/15/48	(b)	$1,142,106
FHLMC REMIC, Series 2019-4897, Class F (SOFR + 0.514%)
955,947	5.868	07/15/49	(b)	939,614
FHLMC REMIC, Series 2019-4903, Class F (SOFR + 0.564%)
146,818	5.918	09/15/48	(b)	142,957
FHLMC REMIC, Series 2019-4906, Class NF (SOFR + 0.514%)
1,146,854	5.850	03/15/38	(b)	1,120,417
FHLMC REMIC, Series 2019-4942, Class FA (SOFR + 0.614%)
931,255	5.963	01/25/50	(b)	914,713
FHLMC REMIC, Series 2020-5002, Class FJ (SOFR + 0.514%)
161,431	5.863	07/25/50	(b)	158,970
FHLMC REMIC, Series 2020-5031, Class FA (SOFR + 0.300%)
2,145,247	5.654	08/15/43	(b)	2,089,133
FHLMC STRIPS, Series 2006-239, Class F22 (SOFR + 0.464%)
138,880	5.818	08/15/36	(b)	137,053
FHLMC STRIPS, Series 2006-239, Class F30 (SOFR + 0.414%)
347,200	5.768	08/15/36	(b)	342,252
FNMA REMIC, Series 2002-53, Class FY (SOFR + 0.614%)
143,693	5.963	08/25/32	(b)	143,181
FNMA REMIC, Series 2004-54, Class FL (SOFR + 0.514%)
61,676	5.863	07/25/34	(b)	61,522
FNMA REMIC, Series 2004-54, Class FN (SOFR + 0.564%)
196,878	5.913	07/25/34	(b)	196,387
FNMA REMIC, Series 2005-103, Class FC (SOFR + 0.614%)
6,805,246	5.963	07/25/35	(b)	6,763,800
FNMA REMIC, Series 2005-120, Class FE (SOFR + 0.634%)
294,733	5.983	01/25/36	(b)	292,805
FNMA REMIC, Series 2005-87, Class FE (SOFR + 0.564%)
316,149	5.913	10/25/35	(b)	313,718
FNMA REMIC, Series 2006-110, Class AF (SOFR + 0.444%)
1,815,724	5.793	11/25/36	(b)	1,792,465
FNMA REMIC, Series 2006-16, Class FC (SOFR + 0.414%)
68,005	5.763	03/25/36	(b)	67,338
FNMA REMIC, Series 2006-36, Class FB (SOFR + 0.414%)
37,140	5.763	05/25/36	(b)	36,592
FNMA REMIC, Series 2006-42, Class PF (SOFR + 0.524%)
65,192	5.873	06/25/36	(b)	64,668

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)

FNMA REMIC, Series 2006-44, Class FP (SOFR + 0.514%)
$724,580	5.863%	06/25/36	(b)	$718,089
FNMA REMIC, Series 2006-61, Class FD (SOFR + 0.474%)
141,162	5.823	07/25/36	(b)	139,443
FNMA REMIC, Series 2006-79, Class DF (SOFR + 0.464%)
305,976	5.813	08/25/36	(b)	303,095
FNMA REMIC, Series 2006-88, Class AF (SOFR + 0.574%)
288,542	5.923	09/25/36	(b)	285,722
FNMA REMIC, Series 2007-35, Class PF (SOFR + 0.364%)
50,702	5.713	04/25/37	(b)	49,847
FNMA REMIC, Series 2007-67, Class FB (SOFR + 0.434%)
121,880	5.783	07/25/37	(b)	119,800
FNMA REMIC, Series 2008-1, Class CF (SOFR + 0.814%)
40,348	6.163	02/25/38	(b)	40,198
FNMA REMIC, Series 2009-110, Class FG (SOFR + 0.864%)
145,797	6.213	01/25/40	(b)	146,022
FNMA REMIC, Series 2010-113, Class FA (SOFR + 0.514%)
107,962	5.863	10/25/40	(b)	107,067
FNMA REMIC, Series 2010-116, Class FE (SOFR + 0.514%)
137,379	5.863	10/25/40	(b)	136,114
FNMA REMIC, Series 2010-141, Class FB (SOFR + 0.584%)
85,118	5.933	12/25/40	(b)	84,141
FNMA REMIC, Series 2010-15, Class FJ (SOFR + 1.044%)
264,056	6.393	06/25/36	(b)	266,073
FNMA REMIC, Series 2010-39, Class FE (SOFR + 0.884%)
425,783	6.233	06/25/37	(b)	426,928
FNMA REMIC, Series 2010-39, Class FG (SOFR + 1.034%)
183,167	6.383	03/25/36	(b)	184,571
FNMA REMIC, Series 2010-46, Class WF (SOFR + 0.864%)
1,362,795	6.213	05/25/40	(b)	1,358,332
FNMA REMIC, Series 2010-49, Class FB (SOFR + 0.864%)
126,321	6.213	05/25/40	(b)	126,273
FNMA REMIC, Series 2010-59, Class FN (SOFR + 0.844%)
1,383,019	6.193	06/25/40	(b)	1,379,279
FNMA REMIC, Series 2011-53, Class FT (SOFR + 0.694%)
120,083	6.043	06/25/41	(b)	119,250
FNMA REMIC, Series 2011-87, Class FJ (SOFR + 0.664%)
119,332	6.013	09/25/41	(b)	118,032

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)

FNMA REMIC, Series 2012-101, Class FC (SOFR + 0.614%)
$104,431	5.963%	09/25/42	(b)	$102,650
FNMA REMIC, Series 2012-14, Class BF (SOFR + 0.714%)
606,380	6.063	03/25/42	(b)	602,732
FNMA REMIC, Series 2012-37, Class BF (SOFR + 0.614%)
123,690	5.963	12/25/35	(b)	122,843
FNMA REMIC, Series 2013-10, Class KF (SOFR + 0.414%)
80,761	5.763	02/25/43	(b)	79,435
FNMA REMIC, Series 2013-130, Class FB (SOFR + 0.564%)
80,366	5.913	01/25/44	(b)	79,545
FNMA REMIC, Series 2013-19, Class DF (SOFR + 0.414%)
410,498	5.763	09/25/41	(b)	408,259
FNMA REMIC, Series 2013-2, Class QF (SOFR + 0.614%)
53,575	5.963	02/25/43	(b)	53,001
FNMA REMIC, Series 2014-17, Class FE (SOFR + 0.664%)
685,616	6.013	04/25/44	(b)	676,722
FNMA REMIC, Series 2014-28, Class FD (SOFR + 0.564%)
1,349,530	5.913	05/25/44	(b)	1,337,343
FNMA REMIC, Series 2014-47, Class AF (SOFR + 0.464%)
264,423	5.800	08/25/44	(b)	261,559
FNMA REMIC, Series 2015-27, Class KF (SOFR + 0.414%)
65,763	5.763	05/25/45	(b)	65,261
FNMA REMIC, Series 2015-87, Class BF (SOFR + 0.414%)
306,899	5.763	12/25/45	(b)	302,126
FNMA REMIC, Series 2016-49, Class EF (SOFR + 0.514%)
701,312	5.863	08/25/46	(b)	694,044
FNMA REMIC, Series 2016-9335, Class AL (RFUCCT1Y + 1.795%)
7,029,182	6.469	12/01/40	(b)	7,231,271
FNMA REMIC, Series 2017-16, Class FA (SOFR + 0.564%)
618,864	5.913	03/25/47	(b)	604,449
FNMA REMIC, Series 2017-91, Class GF (SOFR + 0.464%)
1,483,198	5.813	11/25/47	(b)	1,455,000
FNMA REMIC, Series 2018-15, Class JF (SOFR + 0.414%)
827,905	5.763	03/25/48	(b)	801,656
FNMA REMIC, Series 2018-3385, Class MA
752,338	4.500	06/01/48		742,716
FNMA REMIC, Series 2018-4, Class FM (SOFR + 0.414%)
1,965,879	5.763	02/25/48	(b)	1,922,022
FNMA REMIC, Series 2019-41, Class FM (SOFR + 0.564%)
969,173	5.913	08/25/49	(b)	951,977

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)

FNMA REMIC, Series 2019-6, Class KF (SOFR + 0.564%)
$1,607,750	5.913%	03/25/49	(b)	$1,585,081
FNMA REMIC, Series 2020-6347, Class BM (RFUCCT1Y + 1.737%)
7,626,258	6.302	02/01/41	(b)	7,845,513
FNMA REMIC, Series 2023-7262, Class BM (RFUCCT1Y + 1.796%)
9,467,889	6.620	02/01/45	(b)	9,740,091
FNMA REMIC, Series 2023-7266, Class BM (RFUCCT1Y + 1.802%)
14,307,255	6.377	05/01/44	(b)	14,718,589
Government National Mortgage Association, Series 2004-59, Class FP (1M U.S. T-Bill MMY + 0.414%)
313,969	5.753	08/16/34	(b)	311,445
Government National Mortgage Association, Series 2005-4, Class FA (1M U.S. T-Bill MMY + 0.484%)
260,179	5.823	01/16/35	(b)	258,666
Government National Mortgage Association, Series 2007-26, Class FL (1M U.S. T-Bill MMY + 0.314%)
2,004,740	5.650	05/20/37	(b)	1,971,058
Government National Mortgage Association, Series 2007-59, Class FA (1M U.S. T-Bill MMY + 0.614%)
97,695	5.950	10/20/37	(b)	97,351
Government National Mortgage Association, Series 2013-99, Class PF (1M U.S. T-Bill MMY + 0.414%)
1,394,996	5.750	07/20/43	(b)	1,373,383
Government National Mortgage Association, Series 2018-164, Class AF (1M U.S. T-Bill MMY + 0.514%)
2,206,072	5.850	12/20/48	(b)	2,164,944
Government National Mortgage Association, Series 2019-110, Class F (1M U.S. T-Bill MMY + 0.564%)
1,488,638	5.900	09/20/49	(b)	1,462,967
Government National Mortgage Association, Series 2019-56, Class FB (1M U.S. T-Bill MMY + 0.564%)
1,711,474	5.900	05/20/49	(b)	1,693,584
Government National Mortgage Association, Series 2019-58, Class FA (1M U.S. T-Bill MMY + 0.514%)
719,093	5.850	05/20/49	(b)	705,218

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – (continued)

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class ASB
$183,360	2.713%	08/15/49		$180,241

JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class ASB
146,813	3.540	08/15/48		144,928

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A4
550,000	3.719	07/15/50		542,511

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A3
2,053,239	3.479	05/15/48		2,026,441

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A3
4,367,304	3.058	05/15/49		4,252,020

TOTAL MORTGAGE-BACKED SECURITIES (Cost $117,117,672)				116,202,400

Corporate Obligations – 18.1%

Banks – 6.3%
American Express Co.
(SOFRINDX + 1.350%)
1,116,000	6.719	10/30/26	(b)	1,124,438
(SOFR + 0.750%)
2,905,000	6.120	04/23/27	(b)	2,905,822
Bank of America Corp., MTN (3M U.S. T-Bill MMY + 1.132%)
1,403,000	2.456	10/22/25	(b)	1,396,910
Bank of America NA (SOFR + 1.020%)
1,695,000	6.385	08/18/26	(b)	1,706,781
Charles Schwab Corp. (The) (SOFRINDX + 0.520%)
1,259,000	5.886	05/13/26	(b)	1,253,798
Citibank NA
3,542,000	4.929	08/06/26		3,572,170
(SOFRINDX + 1.060%)
1,776,000	6.429	12/04/26	(b)	1,789,952
Citigroup, Inc. (SOFR + 1.528%)
1,419,000	6.898	03/17/26	(b)	1,425,608
HSBC USA, Inc. (SOFR + 0.960%)
3,402,000	6.329	03/04/27	(b)	3,416,806
JPMorgan Chase & Co.
(SOFR + 0.605%)
1,280,000	1.561	12/10/25	(b)	1,266,265
(3M U.S. T-Bill MMY + 1.585%)
3,342,000	2.005	03/13/26	(b)	3,285,041
JPMorgan Chase Bank NA (SOFR + 1.000%)
1,571,000	6.368	12/08/26	(b)	1,587,871
Morgan Stanley, MTN (SOFR + 0.560%)
2,248,000	1.164	10/21/25	(b)	2,233,209

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Banks – (continued)
Morgan Stanley Bank NA (SOFR + 1.165%)
$1,529,000	6.534%	10/30/26	(b)	$1,545,098
National Securities Clearing Corp.
2,956,000	5.150	06/26/26	(a)	2,993,198
PNC Bank NA
1,504,000	3.250	06/01/25		1,484,852
State Street Corp. (SOFRINDX + 0.845%)
1,383,000	6.211	08/03/26	(b)	1,387,777
Wells Fargo & Co., MTN (3M U.S. T-Bill MMY + 1.012%)
1,822,000	2.164	02/11/26	(b)	1,797,003
Wells Fargo Bank NA, Series BNKT (SOFR + 1.060%)
2,339,000	6.426	08/07/26	(b)	2,353,440

				38,526,039

Brokerage – 0.8%
Jefferies Financial Group, Inc., MTN
2,850,000	6.050	03/12/25		2,847,033
Nasdaq, Inc.
2,000,000	5.650	06/28/25		2,009,725

				4,856,758

Capital Goods – 0.5%
Caterpillar Financial Services Corp.
1,196,000	4.450	10/16/26		1,201,071
(SOFR + 0.690%)
2,192,000	6.042	10/16/26	(b)	2,202,797

				3,403,868

Communications – 0.3%
Comcast Corp.
1,668,000	3.150	03/01/26		1,636,709

Consumer Cyclical – 2.0%
American Honda Finance Corp., GMTN
(SOFRINDX + 0.790%)
855,000	6.161	10/03/25	(b)	858,364
(SOFR + 0.710%)
1,573,000	6.080	07/09/27	(b)	1,569,972
eBay, Inc.
1,500,000	5.900	11/22/25		1,519,323
General Motors Co.
1,164,000	6.125	10/01/25		1,176,473
General Motors Financial Co., Inc.
1,629,000	5.250	03/01/26		1,636,825
(SOFRINDX + 1.050%)
2,568,000	6.429	07/15/27	(b)	2,564,476
Home Depot, Inc. (The)
1,952,000	5.150	06/25/26		1,983,000
Toyota Motor Credit Corp.
1,278,000	4.550	08/07/26		1,283,008

				12,591,441

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

Corporate Obligations – (continued)

Consumer Noncyclical – 0.3%
Philip Morris International, Inc.
$1,694,000	2.750%	02/25/26		$1,651,046

Distributors – 1.6%
Hyundai Capital America
3,125,000	6.250	11/03/25	(a)	3,171,478
1,370,000	5.450	06/24/26	(a)	1,386,502
(SOFR + 1.500%)
4,374,000	6.871	01/08/27	(a)(b)	4,426,734
(SOFR + 1.040%)
956,000	6.410	06/24/27	(a)(b)	957,443

				9,942,157

Electric – 1.4%
Avangrid, Inc.
2,066,000	3.150	12/01/24		2,052,835
DTE Energy Co.
3,680,000	4.220	11/01/24		3,670,815
National Rural Utilities Cooperative Finance Corp., GMTN (SOFR + 0.800%)
3,154,000	6.167	02/05/27	(b)	3,169,961

				8,893,611

Financial Company – 0.8%
Air Lease Corp.
2,347,000	3.375	07/01/25		2,313,409
Air Lease Corp., MTN
2,574,000	2.300	02/01/25		2,539,830

				4,853,239

Food and Beverage – 0.3%
Keurig Dr Pepper, Inc. (SOFRINDX + 0.880%)
1,908,000	6.249	03/15/27	(b)	1,916,144

Insurance – 3.2%
Corebridge Global Funding
1,061,000	5.350	06/24/26	(a)	1,075,502
Equitable Financial Life Global Funding
1,757,000	5.500	12/02/25	(a)	1,772,368
6,012,000	1.000	01/09/26	(a)	5,721,156
New York Life Global Funding (SOFR + 0.580%)
3,300,000	5.946	08/28/26	(a)(b)	3,300,855
Pacific Life Global Funding II (SOFRINDX + 1.050%)
3,765,000	6.418	07/28/26	(a)(b)	3,794,148
Protective Life Global Funding
1,005,000	1.170	07/15/25	(a)	973,604
274,000	1.618	04/15/26	(a)	261,335
(SOFR + 0.700%)
2,666,000	6.070	04/10/26	(a)(b)	2,668,004

				19,566,972

Metals and Mining – 0.5%
Newmont Corp. / Newcrest Finance Pty Ltd.
2,950,000	5.300	03/15/26	(a)	2,977,502

Transportation – 0.1%
Penske Truck Leasing Co. LP / PTL Finance Corp.
614,000	3.950	03/10/25	(a)	609,037

TOTAL CORPORATE OBLIGATIONS (Cost $110,657,865)				111,424,523

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – 17.5%

Banks – 14.0%
Banco Santander SA (Spain)
$1,200,000	2.746%	05/28/25		$1,179,279
Bank of Montreal (Canada) (SOFRINDX + 1.160%)
2,983,000	6.529	12/11/26	(b)	3,010,202
Bank of Nova Scotia (The) (Canada)
1,866,000	5.450	06/12/25		1,873,084
Banque Federative du Credit Mutuel SA (France)
1,589,000	4.524	07/13/25	(a)	1,584,157
(SOFRINDX + 1.400%)
2,251,000	6.770	07/13/26	(a)(b)	2,277,384
(SOFR + 1.130%)
2,896,000	6.500	01/23/27	(a)(b)	2,911,680
BNP Paribas SA (France) (SOFR + 2.074%)
1,609,000	2.219	06/09/26	(a)(b)	1,571,838
BPCE SA (France) (SOFR + 0.960%)
1,650,000	6.330	09/25/25	(a)(b)	1,655,718
2,062,000	1.000	01/20/26	(a)	1,962,636
3,133,000	5.100	01/26/26	(a)	3,147,542
Canadian Imperial Bank of Commerce (Canada)
(SOFR + 1.220%)
1,851,000	6.591	10/02/26	(b)	1,868,037
(SOFR + 0.940%)
2,877,000	6.311	06/28/27	(b)	2,882,984
Cooperatieve Rabobank UA (Netherlands) (SOFRINDX + 0.900%)
1,156,000	6.270	10/05/26	(b)	1,162,352
Credit Agricole SA (France)
1,818,000	5.589	07/05/26	(a)	1,849,714
(SOFR + 0.870%)
2,500,000	6.239	03/11/27	(a)(b)	2,503,349
Deutsche Bank AG (Germany) (SOFR + 3.190%)
3,433,000	6.119	07/14/26	(b)	3,453,698
HSBC Holdings PLC (United Kingdom) (SOFR + 1.929%)
1,152,000	2.099	06/04/26	(b)	1,125,172
ING Groep NV (Netherlands)
2,143,000	4.625	01/06/26	(a)	2,140,139
(SOFRINDX + 1.640%)
2,000,000	7.011	03/28/26	(b)	2,009,821
Intesa Sanpaolo SpA (Italy)
2,947,000	7.000	11/21/25	(a)	3,012,462
Intesa Sanpaolo SpA, Series XR (Italy)
2,827,000	3.250	09/23/24	(a)	2,823,909
Lloyds Banking Group PLC (United Kingdom) (US 1 Year CMT T-Note + 1.750%)
1,000,000	4.716	08/11/26	(b)	995,753
Macquarie Bank Ltd. (Australia) (SOFRINDX + 0.920%)
2,462,000	6.291	07/02/27	(a)(b)	2,472,016
Mitsubishi UFJ Financial Group, Inc. (Japan) (US 1 Year CMT T-Note + 0.450%)
1,961,000	0.962	10/11/25	(b)	1,951,682

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date		Value

Foreign Corporate Debt – (continued)

Banks – (continued)
(SOFR + 0.940%)
$2,346,000	6.306%	02/20/26	(b)	$2,349,467
NatWest Markets PLC (United Kingdom) (SOFR + 0.900%)
4,400,000	6.265	05/17/27	(a)(b)	4,401,772
Royal Bank of Canada (Canada)
1,208,000	3.375	04/14/25		1,196,372
Skandinaviska Enskilda Banken AB (Sweden) (SOFR + 0.890%)
2,427,000	6.259	03/05/27	(a)(b)	2,436,867
Societe Generale SA (France)
(US 1 Year CMT T-Note + 1.050%)
3,255,000	2.226	01/21/26	(a)(b)	3,213,701
(SOFR + 1.050%)
1,456,000	6.419	01/21/26	(a)(b)	1,457,470
Standard Chartered PLC (United Kingdom) (3M USD LIBOR + 1.209%)
1,848,000	2.819	01/30/26	(a)(b)	1,827,836
Sumitomo Mitsui Financial Group, Inc. (Japan)
2,872,000	3.784	03/09/26		2,835,487
1,724,000	2.632	07/14/26		1,665,615
Svenska Handelsbanken AB (Sweden)
1,268,000	3.650	06/10/25	(a)	1,256,043
(SOFR + 1.250%)
1,807,000	6.619	06/15/26	(a)(b)	1,830,636
Toronto-Dominion Bank (The), GMTN (Canada) (SOFR + 0.480%)
1,500,000	5.550	08/29/25	(b)	1,499,425
Toronto-Dominion Bank (The), MTN (Canada) (SOFR + 1.080%)
2,356,000	6.450	07/17/26	(b)	2,378,980
UBS AG (Switzerland)
2,383,000	7.950	01/09/25		2,402,677
UBS AG, Series FRN (Switzerland) (SOFRINDX + 1.260%)
2,155,000	6.626	02/21/25	(b)	2,163,261
UBS Group AG (Switzerland)
1,719,000	4.125	09/24/25	(a)	1,703,613

				86,043,830

Consumer Cyclical – 2.4%
BMW U.S. Capital LLC (Germany) (SOFRINDX + 0.800%)
2,241,000	6.166	08/13/26	(a)(b)	2,252,320
Mercedes-Benz Finance North America LLC (Germany) (SOFR + 0.670%)
924,000	6.041	01/09/26	(a)(b)	924,866
2,131,000	4.875	07/31/26	(a)	2,146,931
Volkswagen Group of America Finance LLC (Germany)
1,427,000	3.350	05/13/25	(a)	1,409,744
1,203,000	5.400	03/20/26	(a)	1,212,702
3,300,000	4.900	08/14/26	(a)	3,308,119
(SOFR + 0.930%)
1,467,000	6.299	09/12/25	(a)(b)	1,469,969
(SOFR + 1.060%)
2,249,000	6.425	08/14/26	(a)(b)	2,259,518

				14,984,169

Principal Amount	Interest Rate		Maturity Date		Value

Foreign Corporate Debt – (continued)

Distributors – 0.4%
Daimler Truck Finance North America LLC (Germany)
$2,421,000	5.600%		08/08/25	(a)	$2,437,958

Financial Company – 0.4%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
1,114,000	6.500		07/15/25		1,124,827
LeasePlan Corp. NV (Netherlands)
1,666,000	2.875		10/24/24	(a)	1,656,771

					2,781,598

Insurance – 0.3%
Great-West Lifeco U.S. Finance 2020 LP (Canada)
1,674,000	0.904		08/12/25	(a)	1,612,382

TOTAL FOREIGN CORPORATE DEBT (Cost $107,349,208)					107,859,937

U.S. Treasury Notes – 4.3%
U.S. Treasury Notes
592,700	4.750	(c)	07/31/25		594,251
2,391,000	5.000	(c)	08/31/25		2,404,403
7,262,500	5.000	(c)	10/31/25		7,318,243
5,317,200	4.250	(c)	01/31/26		5,323,450
United States Treasury Floating Rate Note
(3M USD T-Bill + 0.140%)
6,744,200	5.184	(c)	10/31/24	(b)	6,742,940
(3M USD T-Bill + 0.169%)
1,215,400	5.213	(c)	04/30/25	(b)	1,214,850
(3M USD T-Bill + 0.125%)
2,972,900	5.169	(c)	07/31/25	(b)	2,969,872

TOTAL U.S. TREASURY NOTES (Cost $26,444,785)					26,568,009

Certificate of Deposits – 2.1%
Bank of Nova Scotia
(SOFR + 0.510%)
135,000	5.840		01/03/25	(b)	135,148
(SOFR + 0.300%)
340,000	5.630		03/13/25	(b)	340,164
(SOFR + 0.350%)
390,000	5.680		04/04/25	(b)	390,215
Credit Agricole Corporate and Investment Bank
(SOFR + 0.590%)
2,987,000	5.920		08/28/25	(b)	2,995,173
Kookmin Bank
(SOFR + 0.650%)
3,412,000	5.980		01/29/25	(b)	3,416,782
Lloyds Bank Corporate Markets PLC
3,237,000	6.050		10/07/24		3,238,457
Lloyds Bank Corporate Markets PLC (New York)
1,718,000	5.510		05/22/25		1,727,002
Mitsubishi UFJ Trust & Banking Corp.
(SOFR + 0.350%)
475,000	5.680		02/06/25	(b)	475,312

TOTAL CERTIFICATE OF DEPOSITS (Cost $12,694,417)					12,718,253

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date		Value

U.S. Government Agency Obligations – 0.0%(d)
Federal Farm Credit Bank
(SOFR + 0.115%)
$58,000	5.445%	12/03/24	(b)	$58,018
(SOFR + 0.200%)
25,000	5.530	12/05/24	(b)	25,016
Federal Farm Credit Banks Funding Corp. (Prime Rate - 3.010%)
29,000	5.490	08/07/25	(b)	29,021

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $112,004)				112,055

Short-Term Investment – 4.9%

Commercial Paper – 4.4%
Banco Santander SA
$1,500,000	5.750%			1,501,099
Bank of America NA
1,032,000	5.710			1,032,137
Canadian Imperial Bank of Commerce CP
564,000	5.621			564,423
Deutsche Bank AG
2,882,000	5.790			2,884,767
Enel Finance America LLC
1,531,000	5.807			1,512,965
General Motors Co.
1,215,000	5.777			1,205,049
GTA Funding LLC CP 12/24
641,000	5.276			631,686
Intesa Funding LLC CP 4/24
3,192,000	5.905			3,094,197
Macquarie Bank Ltd.
1,569,000	5.940			1,570,427
533,000	5.670			533,163
576,000	5.639			576,146
National Bank of Canada, GMTN
(SOFRINDX + 0.900%)
4,750,000	6.275 (b)			4,755,539
Royal Bank of Canada
1,000,000	5.677			1,000,628
Societe Generale
4,038,000	5.610			3,981,508
Wells Fargo Bank NA
(SOFR + 1.070%)
2,122,000	6.427 (b)			2,143,477

				26,987,211

U.S. Treasury Bills – 0.5%
U.S. Treasury Bills
$3,137,600	5.221%			3,041,213

TOTAL SHORT-TERM INVESTMENT (Cost $29,968,178)				30,028,424

Shares	Dividend Rate	Value

Investment Company – 3.4%(e)
Goldman Sachs Financial Square Government Fund - Institutional Shares
20,893,997	5.183%	$20,893,997
(Cost $20,893,997)

TOTAL INVESTMENTS – 98.6% (Cost $605,742,487)		$607,146,216

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		8,557,406

NET ASSETS – 100.0%		$615,703,622

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2024. (c) Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
(d)	Less than 0.05%
(e)	Represents an affiliated issuer.

Investment Abbreviations:
BA	—Banker Acceptance Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MMY	—Money Market Yield
MTN	—Medium Term Note
PLC	—Public Limited Company
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
SOFRINDX	—Secured Overnight Financing Rate Index
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities August 31, 2024

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Assets:

Investments in unaffiliated issuers, at value (cost $64,850,431, $156,326,783, $144,630,729 and $9,218,827, respectively)	$65,438,064	$158,740,108	$136,077,552	$9,332,396
Investments in affiliated issuers, at value (cost $605,122, $3,626,772, $216,973 and $–, respectively)	605,122	3,626,772	216,973	—
Cash	52,073	63,003	50,000	83,538
Foreign Currency, at value (cost $334, $–, $– and $–, respectively)	344	—	—	—
Receivables:
Interest and Dividends	896,281	2,476,824	117,545	106,306
Investments sold	—	—	5,970,127	—

Total assets	66,991,884	164,906,707	142,432,197	9,522,240

Liabilities:
Payables:
Management fees	21,244	43,233	13,812	1,120
Investments purchased	—	—	5,395,746	40,354

Total liabilities	21,244	43,233	5,409,558	41,474

Net Assets:
Paid-in capital	71,247,960	165,361,726	154,745,320	9,612,656
Total distributable loss	(4,277,320)	(498,252)	(17,722,681)	(131,890)

NET ASSETS	$66,970,640	$164,863,474	$137,022,639	$9,480,766

SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	1,600,000	3,650,000	2,775,000	200,000
Net asset value per share:	$41.86	$45.17	$49.38	$47.40

86	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued) August 31, 2024

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF

Assets:

Investments in unaffiliated issuers, at value (cost $882,203,691, $5,335,172,166, $417,265,461 and $86,164,237, respectively)	$856,035,028	$5,341,201,124	$407,866,544	$87,677,450
Investments in affiliated issuers, at value (cost $3,503,685, $–, $16,465,996 and $669,044, respectively)	3,503,685	—	16,465,996	669,044
Cash	33,266	50,440,467	5,996,312	45,131
Receivables:
Interest and Dividends	10,264,958	1,636,939	2,325,089	972,004
Investments sold	—	4,008,007	16,565,820	—

Total assets	869,836,937	5,397,286,537	449,219,761	89,363,629

Liabilities:
Forward sale contracts, at value (proceeds received $–, $–, $14,686,094 and $–, respectively)	—	—	14,822,734	—
Payables:
Management fees	96,414	540,372	45,121	26,719
Investments purchased	—	49,350,767	35,128,192	—
Fund shares redeemed	—	4,009,294	—	—
Due to broker	—	—	280,000	—

Total liabilities	96,414	53,900,433	50,276,047	26,719

Net Assets:
Paid-in capital	902,850,923	5,323,289,570	447,863,762	87,469,040
Total distributable earnings (loss)	(33,110,400)	20,096,534	(48,920,048)	1,867,870

NET ASSETS	$869,740,523	$5,343,386,104	$398,943,714	$89,336,910

SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	18,650,000	53,310,000	9,500,000	1,750,000
Net asset value per share:	$46.63	$100.23	$41.99	$51.05

The accompanying notes are an integral part of these consolidated financial statements.	87

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued) August 31, 2024

Access Ultra Short Bond ETF

Assets:

Investments in unaffiliated issuers, at value (cost $584,848,490)	$586,252,219
Investments in affiliated issuers, at value (cost $20,893,997)	20,893,997
Cash	575,319
Receivables:
Interest and Dividends	3,961,962
Fund shares sold	3,792,816
Investments sold	307,159

Total assets	615,783,472

Liabilities:

Payables:
Management fees	79,850

Total liabilities	79,850

Net Assets:

Paid-in capital	612,923,354
Total distributable earnings	2,780,268

NET ASSETS	$615,703,622

SHARES ISSUED AND OUTSTANDING
Shares outstanding no par value (unlimited shares authorized):	12,175,000
Net asset value per share:	$50.57

88	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2024

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Investment income:

Interest	$3,482,590	$8,410,999	$4,289,559	$456,959
Dividends from Affiliated Underlying Funds	16,305	57,994	24,646	587

Total Investment Income	3,498,895	8,468,993	4,314,205	457,546

Expenses:

Management fees	230,878	383,358	114,128	2,600
Trustee fees	22,625	22,921	22,907	11,143

Total expenses	253,503	406,279	137,035	13,743

Less — expense reductions	(34,310)	(1,803)	(772)	(19)

Net expenses	219,193	404,476	136,263	13,724

NET INVESTMENT INCOME	3,279,702	8,064,517	4,177,942	443,822

Realized and Unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(108,479)	(125,949)	(4,375,232)	(24,846)
In-kind redemptions	(490,489)	(1,615,284)	(1,773,505)	(25,014)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	3,986,151	7,405,434	9,054,726	380,276
Foreign currency translations	5	—	—	—

Net realized and unrealized gain	3,387,188	5,664,201	2,905,989	330,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,666,890	$13,728,718	$7,083,931	$774,238

The accompanying notes are an integral part of these consolidated financial statements.	89

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2024

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF*

Investment income:

Interest	$31,154,566	$294,325,272	$18,680,019	$213,487
Dividends from Affiliated Underlying Funds	128,681	—	1,342,369	1,955
Dividends — unaffiliated issuers	—	—	—	166,180

Total Investment Income	31,283,247	294,325,272	20,022,388	381,622

Expenses:

Management fees	940,582	7,780,160	626,816	27,020
Trustee fees	25,595	48,619	24,443	—

Total expenses	966,177	7,828,779	651,259	27,020

Less — expense reductions	(3,958)	(1,118,397)	(41,294)	(55)

Net expenses	962,219	6,710,382	609,965	26,965

NET INVESTMENT INCOME	30,321,028	287,614,890	19,412,423	354,657

Realized and Unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	(1,183,757)	1,428,169	(8,038,438)	—
In-kind redemptions	(21,355,327)	600,292	(1,530,142)	—
Securities sold short	—	—	288,965	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	51,147,427	7,238,289	21,638,632	1,513,213
Securities sold short	—	—	(233,574)	—

Net realized and unrealized gain	28,608,343	9,266,750	12,125,443	1,513,213

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,929,371	$296,881,640	$31,537,866	$1,867,870

*	For the period July 30, 2024 (commencement of operations) through August 31, 2024.

90	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2024

Access Ultra Short Bond ETF

Investment income:

Interest	$33,072,325
Dividends from Affiliated Underlying Funds	517,111

Total Investment Income	33,589,436

Expenses:

Management fees	1,188,104
Trustee fees	25,096

Total expenses	1,213,200

Less — expense reductions	(257,933)

Net expenses	955,267

NET INVESTMENT INCOME	32,634,169

Realized and Unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	1,293,582
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	5,635,326

Net realized and unrealized gain	6,928,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,563,077

The accompanying notes are an integral part of these consolidated financial statements.	91

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access Emerging Markets USD Bond ETF		Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$3,279,702	$2,744,146	$8,064,517	$7,107,452

Net realized loss	(598,968)	(990,119)	(1,741,233)	(10,052,206)

Net change in unrealized gain	3,986,156	802,195	7,405,434	11,327,064

Net increase in net assets resulting from operations	6,666,890	2,556,222	13,728,718	8,382,310

Distributions to shareholders:

From distributable earnings	(3,238,923)	(2,675,655)	(7,776,578)	(7,421,417)

From share transactions:

Proceeds from sales of shares	20,152,969	29,017,966	96,858,327	63,776,945

Cost of shares redeemed	(8,070,928)	(9,900,147)	(39,194,369)	(97,999,816)

Net increase (decrease) in net assets resulting from share transactions	12,082,041	19,117,819	57,663,958	(34,222,871)

TOTAL INCREASE (DECREASE)	15,510,008	18,998,386	63,616,098	(33,261,978)

Net Assets:

Beginning of year	$51,460,632	$32,462,246	$101,247,376	$134,509,354

End of year	$66,970,640	$51,460,632	$164,863,474	$101,247,376

92	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Inflation Protected USD Bond ETF		Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$4,177,942	$2,454,169	$443,822	$224,127

Net realized loss	(6,148,737)	(9,913,356)	(49,860)	(825,095)

Net change in unrealized gain	9,054,726	1,518,317	380,276	683,678

Net increase (decrease) in net assets resulting from operations	7,083,931	(5,940,870)	774,238	82,710

Distributions to shareholders:

From distributable earnings	(4,378,558)	(4,179,323)	(440,519)	(224,601)

From share transactions:

Proceeds from sales of shares	44,846,205	21,918,076	4,596,787	4,638,826

Cost of shares redeemed	(21,671,613)	(66,027,253)	(4,651,720)	(11,557,399)

Net increase (decrease) in net assets resulting from share transactions	23,174,592	(44,109,177)	(54,933)	(6,918,573)

TOTAL INCREASE (DECREASE)	25,879,965	(54,229,370)	278,786	(7,060,464)

Net Assets:

Beginning of year	$111,142,674	$165,372,044	$9,201,980	$16,262,444

End of year	$137,022,639	$111,142,674	$9,480,766	$9,201,980

The accompanying notes are an integral part of these consolidated financial statements.	93

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate Bond ETF		Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$30,321,028	$20,798,832	$287,614,890	$203,790,525

Net realized gain (loss)	(22,539,084)	(35,037,592)	2,028,461	(9,201,919)

Net change in unrealized gain	51,147,427	13,508,820	7,238,289	3,865,995

Net increase (decrease) in net assets resulting from operations	58,929,371	(729,940)	296,881,640	198,454,601

Distributions to shareholders:

From distributable earnings	(29,399,665)	(20,409,959)	(289,180,304)	(182,430,853)

From share transactions:

Proceeds from sales of shares	437,689,752	313,013,296	1,966,407,220	5,065,135,094

Cost of shares redeemed	(280,319,455)	(243,562,494)	(2,643,938,681)	(2,155,004,089)

Net increase (decrease) in net assets resulting from share transactions	157,370,297	69,450,802	(677,531,461)	2,910,131,005

TOTAL INCREASE (DECREASE)	186,900,003	48,310,903	(669,830,125)	2,926,154,753

Net Assets:

Beginning of year	$682,840,520	$634,529,617	$6,013,216,229	$3,087,061,476

End of year	$869,740,523	$682,840,520	$5,343,386,104	$6,013,216,229

94	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access U.S. Aggregate Bond ETF		Access U.S. Preferred Stock and Hybrid Securities ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Period July 30, 2024* to August 31, 2024

From operations:

Net investment income	$19,412,423	$15,359,244	$354,657

Net realized loss	(9,279,615)	(23,235,282)	—

Net change in unrealized gain	21,405,058	392,404	1,513,213

Net increase (decrease) in net assets resulting from operations	31,537,866	(7,483,634)	1,867,870

Distributions to shareholders:

From distributable earnings	(19,163,870)	(14,281,841)	—

From share transactions:

Proceeds from sales of shares	66,335,735	89,594,586	87,469,040

Cost of shares redeemed	(172,398,751)	(8,300,985)	—

Net increase (decrease) in net assets resulting from share transactions	(106,063,016)	81,293,601	87,469,040

TOTAL INCREASE (DECREASE)	(93,689,020)	59,528,126	89,336,910

Net Assets:

Beginning of period	$492,632,734	$433,104,608	$—

End of period	$398,943,714	$492,632,734	$89,336,910

*	Commencement of operations.

The accompanying notes are an integral part of these consolidated financial statements.	95

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$32,634,169	$23,139,754

Net realized gain (loss)	1,293,582	(1,318,987)

Net change in unrealized gain	5,635,326	1,300,628

Net increase in net assets resulting from operations	39,563,077	23,121,395

Distributions to shareholders:

From distributable earnings	(32,016,744)	(22,160,976)

From share transactions:

Proceeds from sales of shares	274,297,911	261,247,087

Cost of shares redeemed	(238,449,615)	(193,095,071)

Net increase in net assets resulting from share transactions	35,848,296	68,152,016

TOTAL INCREASE	43,394,629	69,112,435

Net Assets:

Beginning of year	$572,308,993	$503,196,558

End of year	$615,703,622	$572,308,993

96	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Access Emerging Markets USD Bond ETF

	For the Fiscal Year Ended August 31,		For the Period February 15, 2022* to August 31, 2022
	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$39.59	$40.58	$49.68

Net investment income(a)	2.33	2.40	1.33

Net realized and unrealized gain (loss)	2.27	(1.02)	(9.29)

Total from investment operations	4.60	1.38	(7.96)

Distributions to shareholders from net investment income	(2.33)	(2.37)	(1.14)

Net asset value, end of period	$41.86	$39.59	$40.58

Market price, end of period	$41.91	$39.64	$40.13

Total Return at Net Asset Value(b)	12.08%	3.54%	(16.11)%

Net assets, end of period (in 000’s)	$66,971	$51,461	$32,462

Ratio of net expenses to average net assets	0.39%	0.22%	0.00	%(c)

Ratio of total expenses to average net assets	0.45%	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	5.82%	6.02%	5.67	%(c)

Portfolio turnover rate(d)	14%	8%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$43.08	$42.70	$50.40	$49.29	$49.42

Net investment income(a)	2.94	2.55	2.21	2.24	2.49

Net realized and unrealized gain (loss)	1.99	0.39	(7.63)	1.15	(0.15)

Total from investment operations	4.93	2.94	(5.42)	3.39	2.34

Distributions to shareholders from net investment income	(2.84)	(2.56)	(2.28)	(2.28)	(2.47)

Net asset value, end of year	$45.17	$43.08	$42.70	$50.40	$49.29

Market price, end of year	$45.09	$43.04	$42.28	$50.38	$49.23

Total Return at Net Asset Value(b)	11.93%	7.13%	(11.07)%	7.05%	4.94%

Net assets, end of year (in 000’s)	$164,863	$101,247	$134,509	$231,834	$150,347

Ratio of net expenses to average net assets	0.34%	0.34%	0.34%	0.34%	0.34%

Ratio of net investment income to average net assets	6.75%	5.99%	4.69%	4.49%	5.15%

Portfolio turnover rate(c)	19%	14%	15%	22%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$48.32	$51.68	$58.52	$56.96	$53.11

Net investment income(a)	1.77	0.93	3.70	2.85	0.33

Net realized and unrealized gain (loss)	1.10	(2.78)	(7.14)	0.30	4.18

Total from investment operations	2.87	(1.85)	(3.44)	3.15	4.51

Distributions to shareholders from net investment income	(1.81)	(1.51)	(3.40)	(1.59)	(0.61)

Distributions to shareholders from net realized gains	–	–	–	–	(0.04)

Distributions to shareholders from return of capital	–	–	–	–	(0.01)

Total distributions	(1.81)	(1.51)	(3.40)	(1.59)	(0.66)

Net asset value, end of year	$49.38	$48.32	$51.68	$58.52	$56.96

Market price, end of year	$49.37	$48.36	$51.64	$58.54	$57.00

Total Return at Net Asset Value(b)	6.11%	(3.64)%	(6.08)%	5.62%	8.57%

Net assets, end of year (in 000’s)	$137,023	$111,143	$165,372	$146,311	$31,330

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of net investment income to average net assets	3.66%	1.90%	6.63%	4.96%	0.61%

Portfolio turnover rate(c)	39%	30%	18%	56%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate 1-5 Year Bond ETF

	For the Fiscal Year Ended August 31,				For the Period July 7, 2020* to August 31, 2020
	2024	2023	2022	2021

Per Share Operating Performance:

Net asset value, beginning of period	$46.01	$46.46	$50.28	$50.21	$49.89

Net investment income(a)	2.09	1.43	0.62	0.41	0.06

Net realized and unrealized gain (loss)	1.34	(0.47)	(3.77)	0.14	0.29

Total from investment operations	3.43	0.96	(3.15)	0.55	0.35

Distributions to shareholders from net investment income	(2.04)	(1.41)	(0.67)	(0.48)	(0.03)

Net asset value, end of period	$47.40	$46.01	$46.46	$50.28	$50.21

Market price, end of period	$47.46	$46.03	$46.38	$50.30	$50.28

Total Return at Net Asset Value(b)	7.65%	2.11%	(6.30)%	1.10%	0.70%

Net assets, end of period (in 000’s)	$9,481	$9,202	$16,262	$30,168	$27,617

Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	4.52%	3.12%	1.27%	0.82%	0.73	%(c)

Portfolio turnover rate(d)	64%	37%	45%	32%	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$44.63	$45.81	$55.24	$55.39	$52.87

Net investment income(a)	1.98	1.59	1.27	1.26	1.59

Net realized and unrealized gain (loss)	1.92	(1.23)	(9.43)	(0.14)	2.54

Total from investment operations	3.90	0.36	(8.16)	1.12	4.13

Distributions to shareholders from net investment income	(1.90)	(1.54)	(1.27)	(1.27)	(1.61)

Net asset value, end of year	$46.63	$44.63	$45.81	$55.24	$55.39

Market price, end of year	$46.69	$44.63	$45.61	$55.19	$55.47

Total Return at Net Asset Value(b)	8.98%	0.84%	(14.96)%	2.07%	7.95%

Net assets, end of year (in 000’s)	$869,741	$682,841	$634,530	$776,118	$642,578

Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	4.39%	3.55%	2.50%	2.30%	3.00%

Portfolio turnover rate(c)	6%	5%	12%	11%	9%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$100.07	$99.84	$100.09	$100.44	$100.38

Net investment income (loss)(a)	5.14	4.17	0.52	(0.02)	1.13

Net realized and unrealized gain (loss)	0.17	(0.26)	(0.51)	(0.01)	0.29

Total from investment operations	5.31	3.91	0.01	(0.03)	1.42

Distributions to shareholders from net investment income	(5.15)	(3.68)	(0.26)	(0.27)	(1.36)

Distributions to shareholders from return of capital	–	–	–	(0.05)	–

Total distributions	(5.15)	(3.68)	(0.26)	(0.32)	(1.36)

Net asset value, end of year	$100.23	$100.07	$99.84	$100.09	$100.44

Market price, end of year	$100.23	$100.12	$99.88	$100.08	$100.45

Total Return at Net Asset Value(b)	5.45%	3.99%	0.01%	(0.03)%	1.42%

Net assets, end of year (in 000’s)	$5,343,386	$6,013,216	$3,087,061	$1,857,660	$3,045,396

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14%

Ratio of net investment income to average net assets	5.14%	4.18%	0.52%	(0.02)%	1.13%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Aggregate Bond ETF

	For the Fiscal Year Ended August 31,			For the Period September 8, 2020* to August 31, 2021
	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of period	$40.88	$42.88	$49.40	$50.03

Net investment income(a)	1.70	1.42	0.67	0.37

Net realized and unrealized gain (loss)	1.06	(2.10)	(6.62)	(0.63)

Total from investment operations	2.76	(0.68)	(5.95)	(0.26)

Distributions to shareholders from net investment income	(1.65)	(1.32)	(0.57)	(0.37)

Net asset value, end of period	$41.99	$40.88	$42.88	$49.40

Market price, end of period	$42.02	$40.99	$42.93	$49.38

Total Return at Net Asset Value(b)	6.97%	(1.58)%	(12.12)%	(0.52)%

Net assets, end of period (in 000’s)	$398,944	$492,633	$433,105	$219,827

Ratio of net expenses to average net assets	0.13%	0.12%	0.10%	0.11	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	4.17%	3.43%	1.48%	0.77	%(c)

Portfolio turnover rate(d)	401%	481%	522%	525%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

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Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Preferred Stock and Hybrid Securities ETF

	For the Period July 30, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.27

Net realized and unrealized gain	0.78

Total from investment operations	1.05

Net asset value, end of period	$51.05

Market price, end of period	$51.16

Total Return at Net Asset Value(b)	2.10%

Net assets, end of period (in 000’s)	$89,337

Ratio of net expenses to average net assets	0.45	%(c)

Ratio of net investment income to average net assets	5.91	%(c)

Portfolio turnover rate(d)	–%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Access Ultra Short Bond ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$49.98	$49.95	$50.71	$50.77	$50.49

Net investment income(a)	2.70	2.12	0.49	0.28	0.73

Net realized and unrealized gain (loss)	0.56	(0.05)	(0.79)	0.02	0.42

Total from investment operations	3.26	2.07	(0.30)	0.30	1.15

Distributions to shareholders from net investment income	(2.67)	(2.04)	(0.46)	(0.36)	(0.87)

Net asset value, end of year	$50.57	$49.98	$49.95	$50.71	$50.77

Market price, end of year	$50.60	$49.99	$49.95	$50.71	$50.78

Total Return at Net Asset Value(b)	6.72%	4.25%	(0.58)%	0.59%	2.28%

Net assets, end of year (in 000’s)	$615,704	$572,309	$503,197	$330,874	$149,765

Ratio of net expenses to average net assets	0.16%	0.16%	0.15%	0.16%	0.16%

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	5.38%	4.25%	0.98%	0.55%	1.45%

Portfolio turnover rate(c)	87%	76%	37%	51%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

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Notes to Financial Statements August 31, 2024

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Access Emerging Markets USD Bond ETF	Diversified

Goldman Sachs Access High Yield Corporate Bond ETF	Diversified

Goldman Sachs Access Inflation Protected USD Bond ETF	Diversified

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	Diversified

Goldman Sachs Access Investment Grade Corporate Bond ETF	Diversified

Goldman Sachs Access Treasury 0-1 Year ETF	Diversified

Goldman Sachs Access U.S. Aggregate Bond ETF	Diversified

Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF(a)	Diversified

Goldman Sachs Access Ultra Short Bond ETF	Diversified

(a)	Commenced operations on July 30, 2024.

The investment objective of each Fund (except the Access Ultra Short Bond ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Access Ultra Short Bond ETF seeks to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF and Access U.S. Aggregate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), shares of the Access Emerging Markets USD Bond ETF, Access Inflation Protected USD Bond ETF and Access Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”), and shares of the Access U.S. Preferred Stock and Hybrid Securities ETF are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units.” Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/ decreases to interest income with a corresponding adjustment to cost.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”) GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities— Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement(s) of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2024:

Access Emerging Markets USD Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$10,351,104	$—

Sovereign Debt Obligations	—	55,086,960	—

Investment Company	605,122	—	—

Total	$605,122	$65,438,064	$—

Access High Yield Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$151,524,909	$—

Foreign Corporate Debt	—	7,215,199	—

Investment Company	3,626,772	—	—

Total	$3,626,772	$158,740,108	$—

Access Inflation Protected USD Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bond	$136,077,552	$—	$—

Investment Company	216,973	—	—

Total	$136,294,525	$—	$—

109

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Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Access Investment Grade Corporate 1-5 Year Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$8,040,694	$—

Foreign Corporate Debt	—	1,291,702	—

Total	$—	$9,332,396	$—

Access Investment Grade Corporate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$712,504,779	$—

Foreign Corporate Debt	—	143,530,249	—

Investment Company	3,503,685	—	—

Total	$3,503,685	$856,035,028	$—

Access Treasury 0-1 Year ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$4,855,689,506	$—	$—

U.S. Treasury Notes	485,511,618	—	—

Total	$5,341,201,124	$—	$—

Access U.S. Aggregate Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$86,407,988	$—

Foreign Corporate Debt	—	22,077,860	—

Mortgage-Backed Securities	—	103,465,983	—

Sovereign Debt Obligations	213,653	9,839,342	—

U.S. Government Agency Obligations	—	798,604	—

U.S. Treasury Bonds	41,548,428	—	—

U.S. Treasury Notes	126,136,651	—	—

U.S. Treasury Obligations	17,378,035	—	—

Investment Company	16,465,996	—	—

Total	$201,742,763	$222,589,777	$—

Liabilities

Fixed Income

Forward Sales Contracts	$—	$(14,822,734)	$—

Access U.S. Preferred Stock and Hybrid Securities ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$47,715,574	$—

Foreign Corporate Debt	—	7,947,970	—

Preferred Stock	—	32,013,906	—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Investment Company	$669,044	$—	$—

Total	$669,044	$87,677,450	$—

Access Ultra Short Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Asset-Backed Securities	$—	$181,338,618	$—

Certificate of Deposit	—	12,718,253	—

Corporate Obligations	—	111,424,523	—

Foreign Corporate Debt	—	107,859,937	—

Mortgage-Backed Securities	—	116,202,400	—

U.S. Government Agency Obligations	—	112,055	—

U.S. Treasury Notes	26,568,009	—	—

Short-Term Investment	3,041,213	26,987,211	—

Investment Company	20,893,997	—	—

Total	$50,503,219	$556,642,997	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2024, contractual and effective net management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Access Emerging Markets USD Bond ETF	0.45%	0.39%

Access High Yield Corporate Bond ETF	0.34%	0.34%

Access Inflation Protected USD Bond ETF	0.12%	0.12%

Access Investment Grade Corporate 1-5 Year Bond ETF	0.14%	0.14%

Access Investment Grade Corporate Bond ETF	0.14%	0.14%

Access Treasury 0-1 Year ETF	0.14%	0.12%

Access U.S. Aggregate Bond ETF	0.14%	0.13%

Access U.S. Preferred Stock and Hybrid Securities ETF	0.45%	0.45%

Access Ultra Short Bond ETF	0.20%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

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Notes to Financial Statements (continued) August 31, 2024

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.39%, 0.12% and 0.16% as an annual percentage rate of average daily net assets of the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively. These arrangements will remain in effect through at least December 29, 2024 for Access Treasury 0-1 Year ETF and Access Ultra Short Bond ETF and through at least February 17, 2025 for Access Emerging Markets USD Bond ETF and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. For the fiscal year ended August 31, 2024, GSAM waived $33,800, $1,118,397 and $242,640 of the Funds’ management fees for the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively.

The Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access U.S. Aggregate Bond ETF, Access U.S. Preferred Stock and Hybrid Securities ETF and Access Ultra Short Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2024, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Access Emerging Markets USD Bond ETF	$ 510

Access High Yield Corporate Bond ETF	1,803

Access Inflation Protected USD Bond ETF	772

Access Investment Grade Corporate 1-5 Year Bond ETF	19

Access Investment Grade Corporate Bond ETF	3,958

Access U.S. Aggregate Bond ETF	41,294

Access U.S. Preferred Stock and Hybrid Securities ETF	55

Access Ultra Short Bond ETF	15,293

B. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended August 31, 2024:

Access Emerging Markets USD Bond ETF

Underlying Fund	Beginning Value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$ 255,051	$4,895,758	$(4,545,687)	$605,122	605,122	$16,305

Access High Yield Corporate Bond ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	1,043,475	22,048,287	(19,464,990)	3,626,772	3,626,772	57,994

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Access Inflation Protected USD Bond ETF

Underlying Fund	Beginning Value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$536,220	$5,124,433	$(5,443,680)	$216,973	216,973	$24,646

Access Investment Grade Corporate 1-5 Year Bond ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	–	425,716	(425,716)	–	–	587

Access Investment Grade Corporate Bond ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	1,389,970	42,641,353	(40,527,638)	3,503,685	3,503,685	128,681

Access U.S. Aggregate Bond ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	45,185,528	64,138,061	(92,857,593)	16,465,996	16,465,996	1,342,369

Access U.S. Preferred Stock and Hybrid Securities ETF

Underlying Fund	Beginning value as of July 30, 2024*	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	–	799,602	(130,558)	669,044	669,044	1,955

Access Ultra Short Bond ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	1,456,006	408,409,633	(388,971,642)	20,893,997	20,893,997	517,111

*	Commencement of operations

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust

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Notes to Financial Statements (continued) August 31, 2024

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access Emerging Markets USD Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	500,000	$20,152,969	750,000	$28,984,486

Shares redeemed	(200,000)	(8,070,928)	(250,000)	(9,894,477)

NET INCREASE IN SHARES	300,000	$12,082,041	500,000	$19,090,009

	Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,200,000	$96,858,327	1,500,000	$63,759,385

Shares redeemed	(900,000)	(39,194,369)	(2,300,000)	(97,932,564)

NET INCREASE (DECREASE) IN SHARES	1,300,000	$57,663,958	(800,000)	$(34,173,179)

	Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	925,000	$44,846,205	450,000	$21,918,076

Shares redeemed	(450,000)	(21,671,613)	(1,350,000)	(66,027,253)

NET INCREASE (DECREASE) IN SHARES	475,000	$23,174,592	(900,000)	$(44,109,177)

	Access Investment Grade Corporate 1-5 Year Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	100,000	$4,596,787	100,000	$4,636,503

Shares redeemed	(100,000)	(4,651,720)	(250,000)	(11,557,166)

NET DECREASE IN SHARES	—	$(54,933)	(150,000)	$(6,920,663)

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access Investment Grade Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	9,650,000	$437,689,752	6,950,000	$312,852,286

Shares redeemed	(6,300,000)	(280,319,455)	(5,500,000)	(243,392,273)

NET INCREASE IN SHARES	3,350,000	$157,370,297	1,450,000	$69,460,013

	Access Treasury 0-1 Year ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	19,680,000	$1,966,407,220	50,760,000	$5,065,129,680

Shares redeemed	(26,460,000)	(2,643,938,681)	(21,590,000)	(2,155,003,879)

NET INCREASE (DECREASE) IN SHARES	(6,780,000)	$(677,531,461)	29,170,000	$2,910,125,801

	Access U.S. Aggregate Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,650,000	$66,335,735	2,150,000	$89,552,204

Shares redeemed	(4,200,000)	(172,398,751)	(200,000)	(8,270,935)

NET INCREASE (DECREASE) IN SHARES	(2,550,000)	$(106,063,016)	1,950,000	$81,281,269

	Access U.S. Preferred Stock and Hybrid Securities ETF

	For the Period July 30, 2024* to August 31, 2024

	Shares	Dollars

Fund Share Activity

Shares sold	1,750,000	$87,469,040

NET INCREASE IN SHARES	1,750,000	$87,469,040

(*)	Commencement of operations

	Access Ultra Short Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	5,475,000	$274,297,911	5,250,000	$261,247,087

Shares redeemed	(4,750,000)	(238,449,615)	(3,875,000)	(193,095,071)

NET INCREASE IN SHARES	725,000	$35,848,296	1,375,000	$68,152,016

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Notes to Financial Statements (continued) August 31, 2024

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2024, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchase of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)

Access Emerging Markets USD Bond ETF	$ —	$ 8,940,342	$ —	$ 7,488,668

Access High Yield Corporate Bond ETF	—	54,095,067	—	23,136,417

Access Inflation Protected USD Bond ETF	44,303,416	—	46,572,859	—

Access Investment Grade Corporate 1-5 Year Bond ETF	—	8,228,338	—	6,086,792

Access Investment Grade Corporate Bond ETF	—	207,042,636	—	44,182,177

Access U.S. Aggregate Bond ETF	116,906,449	1,879,445,015	86,850,961	1,899,230,912

Access U.S. Preferred Stock and Hybrid Securities ETF	—	54,961,900	—	—

Access Ultra Short Bond ETF	31,136,040	463,508,025	33,489,851	423,253,889

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2024, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases	Sales

Access Emerging Markets USD Bond ETF	$ 17,811,187	$ 7,897,974

Access High Yield Corporate Bond ETF	58,290,049	35,680,356

Access Inflation Protected USD Bond ETF	42,949,550	21,617,832

Access Investment Grade Corporate 1-5 Year Bond ETF	—	2,258,505

Access Investment Grade Corporate Bond ETF	267,759,267	277,860,900

Access U.S. Aggregate Bond ETF	—	124,730,001

Access U.S. Preferred Stock and Hybrid Securities ETF(*)	31,209,293	—

*	Commenced operations on July 30, 2024.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2024 was as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF

Distributions paid from:

Ordinary Income	$3,238,923	$7,776,578	$4,378,558	$440,519	$29,399,665

Total distributions	$3,238,923	$7,776,578	$4,378,558	$440,519	$29,399,665

	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF(a)	Access Ultra Short Bond ETF

Distributions paid from:

Ordinary Income	$289,180,304	$19,163,870	$—	$32,016,744

Total distributions	$289,180,304	$19,163,870	$—	$32,016,744

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7. TAX INFORMATION (continued)

(a)	Commenced operations on July 30, 2024.

The tax character of distributions paid during the fiscal year ended August 31, 2023 was as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF

Distributions paid from:

Ordinary Income	$2,675,655	$7,421,417	$4,179,323	$224,601	$20,409,959

Total distributions	$2,675,655	$7,421,417	$4,179,323	$224,601	$20,409,959

	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF(a)	Access Ultra Short Bond ETF

Distributions paid from:

Ordinary Income	$182,430,853	$14,281,841	$—	$22,160,976

Total distributions	$182,430,853	$14,281,841	$—	$22,160,976

(a)	Commenced operations on July 30, 2024.

As of August 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF

Undistributed ordinary income — net	$301,964	$897,623	$153,891	$37,897	$3,222,148

Capital loss carryforwards:

Perpetual Short-Term	(4,978,576)	(1,829,420)	(1,104,286)	(67,590)	(3,013,595)

Perpetual Long-Term	(142,968)	(1,537,821)	(5,132,428)	(203,345)	(5,291,057)

Total capital loss carryforwards	(5,121,544)	(3,367,241)	(6,236,714)	(270,935)	(8,304,652)

Timing differences — (Post-October Capital Loss Deferral)	(44,688)	(265,566)	(2,540,553)	(9,812)	(1,174,744)

Unrealized gains (losses) — net	586,948	2,236,932	(9,099,305)	110,960	(26,853,152)

Total accumulated earnings (losses) — net	$(4,277,320)	$(498,252)	$(17,722,681)	$(131,890)	$(33,110,400)

	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF(a)	Access Ultra Short Bond ETF

Undistributed ordinary income — net	$23,460,424	$2,293,516	$208,105	$3,839,070

Capital loss carryforwards:

Perpetual Short-Term	(9,298,709)	(26,802,756)	—	(888,028)

Perpetual Long-Term	(4,564)	(11,708,331)	—	(1,429,953)

Total capital loss carryforwards	(9,303,273)	(38,511,087)	—	(2,317,981)

Timing differences — (Hybrids, Post-October Capital Loss Deferral)	—	(2,307,520)	152,034	(138,521)

Unrealized gains (losses) — net	5,939,383	(10,394,957)	1,507,731	1,397,700

Total accumulated earnings (losses) — net	$20,096,534	$(48,920,048)	$1,867,870	$2,780,268

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Notes to Financial Statements (continued) August 31, 2024

7. TAX INFORMATION (continued)

(a)	Commenced operations on July 30, 2024.

As of August 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access Emerging Markets USD Bond ETF	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF

Tax Cost	$65,456,248	$160,129,948	$145,393,830	$9,221,436

Gross unrealized gain	2,239,105	4,623,354	879,428	154,167

Gross unrealized loss	(1,652,157)	(2,386,422)	(9,978,733)	(43,207)

Net unrealized gain (loss)	$586,948	$2,236,932	$(9,099,305)	$110,960

	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access U.S. Preferred Stock and Hybrid Securities ETF(a)

Tax Cost	$886,391,865	$5,335,261,741	$434,590,857	$86,838,763

Gross unrealized gain	15,176,603	5,947,767	5,891,799	1,572,305

Gross unrealized loss	(42,029,755)	(8,384)	(16,286,756)	(64,574)

Net unrealized gain (loss)	$(26,853,152)	$5,939,383	$(10,394,957)	$1,507,731

(a)	Commenced operations on July 30, 2024.

Access Ultra Short Bond ETF

Tax Cost	$605,748,516

Gross unrealized gain	3,076,161

Gross unrealized loss	(1,678,461)

Net unrealized gain (loss)	$1,397,700

The difference between GAAP-basis and tax-basis unrealized gains (losses) is due to wash sales, and differences in tax treatment of underlying fund investments, partnership investments, market discount accretion and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds’ and result primarily from redemptions utilized as distributions and redemption in-kind transactions.

Fund	Paid in Capital	Total Distributable Earnings

Access Emerging Markets USD Bond ETF	$ (490,490)	$ 490,490

Access High Yield Corporate Bond ETF	(1,615,284)	1,615,284

Access Inflation Protected USD Bond ETF	(1,954,360)	1,954,360

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond	(25,014)	25,014

Access Investment Grade Corporate Bond ETF	(21,451,666)	21,451,666

Access Treasury 0-1 Year ETF	506,982	(506,982)

Access U.S. Aggregate Bond ETF	(2,174,701)	2,174,701

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7. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Index Risk (each Fund except Goldman Sachs Access Ultra Short Bond ETF) — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. The FTSE Goldman Sachs Emerging Markets USD Bond Index and FTSE Goldman Sachs US Preferred Stock and Hybrids Index are new and have limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have a adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index. The Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, a Fund (except Access Ultra Short Bond ETF) also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Access Ultra Short Bond ETF to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects

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Notes to Financial Statements (continued) August 31, 2024

8. OTHER RISKS (continued)

on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Cboe BZX and NASDAQ and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except the Access Ultra Short Bond ETF) trading individually or in the aggregate at any point in time.

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8. OTHER RISKS (continued)

Sampling Risk — A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by a Fund could result in a greater decline in NAV than would be the case if a Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by a Fund could cause a Fund to underperform the Index. To the extent the assets in a Fund are smaller, these risks will be greater.

Tracking Error Risk (each Fund except the Access Ultra Short Bond ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF, Goldman Sachs Access Ultra Short Bond ETF, and Goldman Sachs Access U.S. Preferred Stock and Hybrid Securities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Access Emerging	For the year ended August	For the two years ended	For each of the periods
Markets USD Bond ETF, Goldman	31, 2024	August 31, 2024	indicated therein
Sachs Access High Yield Corporate
Bond ETF, Goldman Sachs Access
Inflation Protected USD Bond ETF,
Goldman Sachs Access Investment
Grade Corporate 1-5 Year Bond ETF,
Goldman Sachs Access Investment
Grade Corporate Bond ETF, Goldman
Sachs Access Treasury 0-1 Year ETF,
Goldman Sachs
Access U.S. Aggregate Bond ETF,
and Goldman
Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Preferred	For the period July 30, 2024 (commencement of operations) through August 31, 2024
Stock and Hybrid Securities ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

122

statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Access Emerging Markets USD Bond ETF, Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF and Goldman Sachs Access Ultra Short Bond ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index (except for the Access Ultra Short Bond ETF), and with respect to the Access Ultra Short Bond ETF, a benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)

the undertaking of the Investment Adviser to implement a fee waiver (for the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF, U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF);

(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)

whether the Fund’s existing management fee schedule adequately addressed any economies of scale; (i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

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GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider, except for the Access Ultra Short Bond ETF, which is an actively managed ETF that seeks to provide current income with preservation of capital. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2023, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on each Fund’s investment performance was provided for the one-, three- and five year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s (except for the Access Ultra Short Bond ETF) performance to that of its respective index. They observed that the Access Ultra Short Bond ETF had placed in the top half of the Fund’s peer group for the one- and three-year periods ended December 31, 2023, and had outperformed its benchmark index for the one-year period and underperformed for the three-year period ended March 31, 2024. The Trustees noted that the investment performance of each passively-managed Fund was consistent with the investment objective of tracking its respective

125

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

index. With respect to the Access Ultra Short Bond ETF, they considered the investment performance trend of the Fund over time and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees noted that the Access Ultra Short Bond ETF’s investment performance was consistent with its investment objective of seeking to provide current income with preservation of capital.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which the Access Ultra Short Bond ETF’s performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement management fee waivers for the Access Emerging Markets USD Bond ETF, Access Treasury 0-1 Year ETF, U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF. The Trustees noted that license fees would be payable by the Investment Adviser to FTSE Fixed Income LLC for the use of its indices (except for the Access Ultra Short Bond ETF).

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2023 and 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, and information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which certain Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its

126

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

127

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Fixed Income ETFs - Tax Information (Unaudited)

During the fiscal year ended August 31, 2024, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF are designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the fiscal year ended August 31, 2024, the Access Emerging Markets USD Bond ETF, Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF designate 100%, 100%, 100%, 100%, 100%, 100%, 100% and 100%, respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

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TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 (C) 2024 Goldman Sachs. All rights reserved. ACFIETFAR-24

Goldman Sachs Funds Annual Financial Statements August 31, 2024 Goldman Sachs ActiveBeta® ETFs Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (GEM) Goldman Sachs ActiveBeta® Europe Equity ETF (GSEU) Goldman Sachs ActiveBeta® International Equity ETF (GSIE) Goldman Sachs ActiveBeta® Japan Equity ETF (GSJY) Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (GSLC) Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (GSSC) Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (GLOV) ActiveBeta® is a registered trademark of GSAM.

Goldman Sachs ActiveBeta® Equity ETFs

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 97.1%

Brazil – 3.1%
318,005	Ambev SA (Consumer Staples)	$722,113
186,822	Atacadao SA (Consumer Staples)*	295,904
374,764	B3 SA – Brasil Bolsa Balcao (Financials)	839,088
219,273	Banco Bradesco SA (Financials)	547,476
63,284	Banco BTG Pactual SA (Financials)	397,362
232,824	Banco do Brasil SA (Financials)	1,156,042
410,684	BB Seguridade Participacoes SA (Financials)	2,663,539
83,300	BRF SA (Consumer Staples)*	385,810
237,830	Caixa Seguridade Participacoes SA (Financials)	686,617
175,821	CCR SA (Industrials)	411,355
82,899	Centrais Eletricas Brasileiras SA (Utilities)	611,134
21,900	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	366,321
144,406	Cia Siderurgica Nacional SA (Materials)	302,413
214,204	Cosan SA (Energy)	505,318
91,209	CPFL Energia SA (Utilities)	549,029
46,100	Embraer SA (Industrials)*	381,202
95,388	Engie Brasil Energia SA (Utilities)	760,638
190,195	Equatorial Energia SA (Utilities)	1,148,565
451,824	Hapvida Participacoes e Investimentos SA (Health Care)*(a)	338,272
44,540	Hypera SA (Health Care)	224,458
86,267	Klabin SA (Materials)	328,873
90,830	NU Holdings Ltd., Class A (Financials)*	1,359,725
33,896	Pagseguro Digital Ltd., Class A (Financials)*	375,229
404,529	Petroleo Brasileiro SA (Energy)	3,067,200
48,982	PRIO SA (Energy)	405,120
255,858	Raia Drogasil SA (Consumer Staples)	1,245,113
50,474	Rumo SA (Industrials)	194,737
260,166	Sendas Distribuidora SA (Consumer Staples)*	439,636
22,247	Suzano SA (Materials)	216,055
114,001	Telefonica Brasil SA (Communication Services)	1,043,327
186,820	TIM SA (Communication Services)	589,163
66,984	TOTVS SA (Information Technology)	354,477
88,800	Ultrapar Participacoes SA (Energy)	366,282
399,842	Vale SA (Materials)	4,206,485
126,195	Vibra Energia SA (Consumer Discretionary)	573,117
122,892	WEG SA (Industrials)	1,175,040

Shares	Description	Value

Common Stocks – (continued)

Brazil – (continued)
27,449	XP, Inc., Class A (Financials)	$505,336

		29,737,571

Chile – 0.7%
7,149,765	Banco de Chile (Financials)	901,421
22,944	Banco de Credito e Inversiones SA (Financials)	700,406
13,449,572	Banco Santander Chile (Financials)	689,421
674,731	Cencosud SA (Consumer Staples)	1,361,383
128,657	Empresas CMPC SA (Materials)	221,421
89,371	Empresas Copec SA (Consumer Discretionary)	583,587
2,759,337	Enel Americas SA (Utilities)	294,622
9,789,531	Enel Chile SA (Utilities)	528,607
358,999	Falabella SA (Consumer Discretionary)*	1,264,660
29,436,985	Latam Airlines Group SA (Industrials)	379,159

		6,924,687

China – 24.6%
326,899	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	643,466
151,812	AAC Technologies Holdings, Inc. (Information Technology)	645,168
1,288,593	Agricultural Bank of China Ltd., Class A (Financials)	821,849
3,584,437	Agricultural Bank of China Ltd., Class H (Financials)	1,585,343
225,661	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	308,863
211,920	Akeso, Inc. (Health Care)*(a)(b)	1,333,941
1,632,315	Alibaba Group Holding Ltd. (Consumer Discretionary)	17,044,261
415,704	Aluminum Corp. of China Ltd., Class A (Materials)	400,629
1,109,891	Aluminum Corp. of China Ltd., Class H (Materials)	695,781
63,192	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	325,010
72,547	Anker Innovations Technology Co. Ltd., Class A (Information Technology)	645,727
174,216	ANTA Sports Products Ltd. (Consumer Discretionary)	1,715,270
24,754	Autohome, Inc. ADR (Communication Services)	622,811
81,300	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	410,687
960,198	AviChina Industry & Technology Co. Ltd., Class H (Industrials)	411,141

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
134,421	Baidu, Inc., Class A (Communication Services)*	$1,429,442
882,532	Bank of Beijing Co. Ltd., Class A (Financials)	653,774
188,326	Bank of Changsha Co. Ltd., Class A (Financials)	191,595
1,298,340	Bank of China Ltd., Class A (Financials)	877,529
9,339,966	Bank of China Ltd., Class H (Financials)	4,238,690
985,300	Bank of Communications Co. Ltd., Class A (Financials)	988,498
2,206,296	Bank of Communications Co. Ltd., Class H (Financials)	1,598,068
678,151	Bank of Jiangsu Co. Ltd., Class A (Financials)	743,507
343,252	Bank of Nanjing Co. Ltd., Class A (Financials)	480,466
643,186	Bank of Shanghai Co. Ltd., Class A (Financials)	642,551
72,558	BeiGene Ltd. (Health Care)*	1,087,384
119,485	Beijing Enterprises Holdings Ltd. (Utilities)	387,540
1,119,602	Beijing Enterprises Water Group Ltd. (Utilities)	327,251
25,079	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	251,215
44,439	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	315,406
71,254	BOC Aviation Ltd. (Industrials)(a)	613,849
964,474	BOE Technology Group Co. Ltd., Class A (Information Technology)	525,310
3,251,669	Bosideng International Holdings Ltd. (Consumer Discretionary)	1,596,571
6,001	BYD Co. Ltd., Class A (Consumer Discretionary)	211,199
46,249	BYD Co. Ltd., Class H (Consumer Discretionary)	1,430,088
101,907	BYD Electronic International Co. Ltd. (Information Technology)	374,946
238,794	C&D International Investment Group Ltd. (Real Estate)	386,337
336,013	Caitong Securities Co. Ltd., Class A (Financials)	309,130
330,053	CGN Power Co. Ltd., Class A (Utilities)	222,612
2,055,542	CGN Power Co. Ltd., Class H (Utilities)(a)	837,986
26,206	Changchun High-Tech Industry Group Co. Ltd., Class A (Health Care)	304,399
2,497,472	China CITIC Bank Corp. Ltd., Class H (Financials)	1,443,977

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,002,520	China Communications Services Corp. Ltd., Class H (Industrials)	$1,024,313
537,758	China Construction Bank Corp., Class A (Financials)	571,373
10,901,799	China Construction Bank Corp., Class H (Financials)	7,714,724
677,928	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	362,544
1,110,714	China Energy Engineering Corp. Ltd., Class A (Industrials)	333,825
483,354	China Everbright Bank Co. Ltd., Class A (Financials)	208,701
2,290,748	China Everbright Bank Co. Ltd., Class H (Financials)	687,189
1,639,415	China Feihe Ltd. (Consumer Staples)(a)	880,615
154,408	China Galaxy Securities Co. Ltd., Class A (Financials)	242,495
655,631	China Galaxy Securities Co. Ltd., Class H (Financials)	347,130
446,000	China Gas Holdings Ltd. (Utilities)	377,365
517,355	China Great Wall Securities Co. Ltd., Class A (Financials)	492,754
396,130	China Hongqiao Group Ltd. (Materials)	543,381
292,236	China Life Insurance Co. Ltd., Class H (Financials)	442,827
495,455	China Mengniu Dairy Co. Ltd. (Consumer Staples)	843,501
108,240	China Merchants Bank Co. Ltd., Class A (Financials)	491,028
319,862	China Merchants Bank Co. Ltd., Class H (Financials)	1,326,539
690,135	China Merchants Port Holdings Co. Ltd. (Industrials)	1,035,149
160,478	China Merchants Securities Co. Ltd., Class A (Financials)	331,282
861,232	China Minsheng Banking Corp. Ltd., Class A (Financials)	416,823
2,698,671	China Minsheng Banking Corp. Ltd., Class H (Financials)	972,164
990,562	China National Building Material Co. Ltd., Class H (Materials)	285,724
141,616	China National Nuclear Power Co. Ltd., Class A (Utilities)	218,609
253,336	China Overseas Land & Investment Ltd. (Real Estate)	402,069
49,564	China Pacific Insurance Group Co. Ltd., Class A (Financials)	207,292
157,780	China Pacific Insurance Group Co. Ltd., Class H (Financials)	411,623
2,452,173	China Petroleum & Chemical Corp., Class H (Energy)	1,666,135
492,949	China Railway Group Ltd., Class H (Industrials)	228,767

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
184,932	China Resources Land Ltd. (Real Estate)	$525,133
1,252,770	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	883,318
136,000	China Resources Power Holdings Co. Ltd. (Utilities)	369,622
72,271	China Shenhua Energy Co. Ltd., Class A (Energy)	413,516
341,385	China Shenhua Energy Co. Ltd., Class H (Energy)	1,474,883
520,082	China State Construction International Holdings Ltd. (Industrials)	741,412
478,615	China Taiping Insurance Holdings Co. Ltd. (Financials)	620,940
525,695	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	338,991
8,859,975	China Tower Corp. Ltd., Class H (Communication Services)(a)	1,090,403
649,671	China United Network Communications Ltd., Class A (Communication Services)	425,353
127,033	China Yangtze Power Co. Ltd., Class A (Utilities)	526,630
1,555,053	China Zheshang Bank Co. Ltd., Class A (Financials)	574,889
71,355	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	560,006
190,902	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	325,667
608,339	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	428,335
349,442	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	297,906
251,397	CITIC Ltd. (Industrials)	251,062
319,940	CMOC Group Ltd., Class A (Materials)	338,133
529,436	CMOC Group Ltd., Class H (Materials)	431,672
211,700	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	373,992
442,262	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	606,662
247,046	CRRC Corp. Ltd., Class A (Industrials)	248,894
691,423	CRRC Corp. Ltd., Class H (Industrials)	419,265
131,821	CSPC Innovation Pharmaceutical Co. Ltd., Class A (Health Care)	450,874
2,349,446	CSPC Pharmaceutical Group Ltd. (Health Care)	1,451,763

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
73,218	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	$415,009
28,000	Eoptolink Technology, Inc. Ltd., Class A (Information Technology)	370,555
1,287,568	Far East Horizon Ltd. (Financials)	899,601
492,800	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	398,440
699,274	Fosun International Ltd. (Industrials)	363,066
503,700	GD Power Development Co. Ltd., Class A (Utilities)	380,245
1,000,412	Geely Automobile Holdings Ltd. (Consumer Discretionary)	1,131,177
307,471	GF Securities Co. Ltd., Class A (Financials)	513,681
147,704	Giant Biogene Holding Co. Ltd. (Consumer Staples)(a)	781,087
346,252	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	403,562
36,960	Gree Electric Appliances, Inc. of Zhuhai, Class A (Consumer Discretionary)	207,043
616,728	Guangdong Investment Ltd. (Utilities)	349,461
726,092	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	758,160
1,833,490	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	585,276
284,646	Guangzhou Baiyun International Airport Co. Ltd., Class A (Industrials)	366,702
58,483	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	237,579
231,097	Guosen Securities Co. Ltd., Class A (Financials)	294,782
166,596	Guotai Junan Securities Co. Ltd., Class A (Financials)	346,967
593,734	Guoyuan Securities Co. Ltd., Class A (Financials)	531,990
933,792	Haidilao International Holding Ltd. (Consumer Discretionary)(a)	1,570,605
86,207	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	300,818
341,050	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	1,051,517
863,894	Hainan Airport Infrastructure Co. Ltd., Class A (Real Estate)*	385,199

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
114,806	Haitian International Holdings Ltd. (Industrials)	$320,852
890,630	Haitong Securities Co. Ltd., Class H (Financials)	396,196
194,200	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	421,721
172,684	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	441,871
112,720	Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A (Materials)	239,373
337,338	Hengan International Group Co. Ltd. (Consumer Staples)	1,083,318
76,854	Hisense Home Appliances Group Co. Ltd., Class H (Consumer Discretionary)	199,022
46,539	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	675,791
59,821	Huadong Medicine Co. Ltd., Class A (Health Care)	248,839
127,325	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	259,788
233,700	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	362,405
305,690	Huatai Securities Co. Ltd., Class H (Financials)(a)	336,634
792,845	Huaxia Bank Co. Ltd., Class A (Financials)	673,476
271,014	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	564,055
68,814	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A (Health Care)	286,345
279,244	Hundsun Technologies, Inc., Class A (Information Technology)	643,439
14,782	Imeik Technology Development Co. Ltd., Class A (Health Care)	302,356
755,154	Industrial & Commercial Bank of China Ltd., Class A (Financials)	637,198
6,382,519	Industrial & Commercial Bank of China Ltd., Class H (Financials)	3,673,851
125,824	Industrial Bank Co. Ltd., Class A (Financials)	293,122
544,526	Industrial Securities Co. Ltd., Class A (Financials)	397,234
91,924	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A (Energy)	224,395
118,113	iQIYI, Inc. ADR (Communication Services)*	253,943

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
67,842	Isoftstone Information Technology Group Co. Ltd., Class A (Information Technology)	$325,760
134,320	JCET Group Co. Ltd., Class A (Information Technology)	618,816
102,713	JD Health International, Inc. (Consumer Staples)*(a)	310,098
375,634	JD Logistics, Inc. (Industrials)*(a)	459,887
207,483	JD.com, Inc., Class A (Consumer Discretionary)	2,851,415
207,225	Jiangsu Expressway Co. Ltd., Class H (Industrials)	204,292
137,476	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	856,049
115,186	Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A (Health Care)	413,967
106,027	Jiangxi Copper Co. Ltd., Class A (Materials)	304,302
288,851	Jiangxi Copper Co. Ltd., Class H (Materials)	487,318
737,972	Jinko Solar Co. Ltd., Class A (Information Technology)	748,697
19,594	Kanzhun Ltd. ADR (Communication Services)	244,141
22,364	KE Holdings, Inc. ADR (Real Estate)	331,882
89,919	Kingsoft Corp. Ltd. (Communication Services)	247,265
368,583	Kuaishou Technology (Communication Services)*(a)	1,904,248
808,352	Kunlun Energy Co. Ltd. (Utilities)	809,347
5,976	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	1,216,947
124,106	LB Group Co. Ltd., Class A (Materials)	285,442
1,567,940	Lenovo Group Ltd. (Information Technology)	1,927,663
160,600	Lens Technology Co. Ltd., Class A (Information Technology)	398,157
49,315	Li Auto, Inc., Class A (Consumer Discretionary)*	498,499
478,886	Li Ning Co. Ltd. (Consumer Discretionary)	900,014
1,389,827	Liaoning Port Co. Ltd., Class A (Industrials)	243,176
344,325	Longfor Group Holdings Ltd. (Real Estate)(a)	388,891
446,040	Meituan, Class B (Consumer Discretionary)*(a)	6,758,875
602,732	Metallurgical Corp. of China Ltd., Class A (Industrials)	250,890
206,556	MINISO Group Holding Ltd. (Consumer Discretionary)	871,198
1,121,118	MMG Ltd. (Materials)*	321,946

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
338,158	Nanjing Securities Co. Ltd., Class A (Financials)	$360,727
192,863	NetEase, Inc. (Communication Services)	3,157,352
151,052	New China Life Insurance Co. Ltd., Class H (Financials)	327,650
281,137	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)*	357,421
232,887	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)*	1,403,222
291,464	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	1,061,173
281,446	OFILM Group Co. Ltd., Class A (Information Technology)*	330,809
62,074	PDD Holdings, Inc. ADR (Consumer Discretionary)*	5,965,932
2,116,633	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	800,480
1,050,749	PetroChina Co. Ltd., Class A (Energy)	1,324,000
3,624,194	PetroChina Co. Ltd., Class H (Energy)	3,284,838
1,059,134	PICC Property & Casualty Co. Ltd., Class H (Financials)	1,371,372
183,206	Ping An Bank Co. Ltd., Class A (Financials)	262,646
78,429	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	487,262
334,736	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	1,604,934
225,278	Pop Mart International Group Ltd. (Consumer Discretionary)(a)	1,324,162
379,433	Postal Savings Bank of China Co. Ltd., Class A (Financials)	253,241
874,955	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	469,984
60,447	Qifu Technology, Inc. ADR (Financials)	1,601,241
262,536	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	326,364
179,997	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	319,001
414,072	SDIC Capital Co. Ltd., Class A (Financials)	339,461
38,048	Seres Group Co. Ltd., Class A (Consumer Discretionary)*	410,813
57,395	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	199,712
820,534	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	424,913
554,897	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	284,221
368,700	Shanghai Electric Power Co. Ltd., Class A (Utilities)	445,333

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
223,092	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	$709,538
308,851	Shanghai International Port Group Co. Ltd., Class A (Industrials)	257,993
73,154	Shanghai M&G Stationery, Inc., Class A (Industrials)	276,534
267,800	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	370,781
737,673	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	877,463
260,506	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	242,605
16,841	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	420,205
25,700	Shennan Circuits Co. Ltd., Class A (Information Technology)	365,464
317,179	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	202,293
458,000	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	381,290
17,970	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	635,936
42,308	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	183,034
25,000	Silergy Corp. (Information Technology)	368,475
327,058	Sinolink Securities Co. Ltd., Class A (Financials)	339,195
219,849	Sinopharm Group Co. Ltd., Class H (Health Care)	512,391
135,894	Sinotruk Hong Kong Ltd. (Industrials)	339,718
51,940	Suzhou TFC Optical Communication Co. Ltd., Class A (Information Technology)	562,787
59,429	TAL Education Group ADR (Consumer Discretionary)*	477,809
181,412	TBEA Co. Ltd., Class A (Industrials)	323,045
727,473	Tencent Holdings Ltd. (Communication Services)	35,625,697
87,322	Tencent Music Entertainment Group ADR (Communication Services)	911,642
207,975	Tianqi Lithium Corp., Class A (Materials)	771,212
975,007	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	1,309,942
167,752	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)	313,121

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
672,900	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	$295,290
3,292,794	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	1,228,402
129,544	Trina Solar Co. Ltd., Class A (Information Technology)	315,132
28,868	Trip.com Group Ltd. (Consumer Discretionary)*	1,370,049
82,000	Victory Giant Technology Huizhou Co. Ltd., Class A (Information Technology)	391,314
133,784	Vipshop Holdings Ltd. ADR (Consumer Discretionary)	1,677,651
1,264,552	Want Want China Holdings Ltd. (Consumer Staples)	731,133
257,128	Weichai Power Co. Ltd., Class H (Industrials)	393,583
141,944	Western Mining Co. Ltd., Class A (Materials)	313,450
2,795,531	Wintime Energy Group Co. Ltd., Class A (Utilities)*	437,849
84,160	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	386,065
203,937	Xiamen C & D, Inc., Class A (Industrials)	209,779
1,137,468	Xiaomi Corp., Class B (Information Technology)*(a)	2,843,524
157,202	Yankuang Energy Group Co. Ltd., Class H (Energy)	203,949
223,252	Youngor Fashion Co. Ltd., Class A (Real Estate)	227,757
48,736	Yum China Holdings, Inc. (Consumer Discretionary)	1,647,764
81,107	Yunnan Yuntianhua Co. Ltd., Class A (Materials)	236,214
113,467	Yutong Bus Co. Ltd., Class A (Industrials)	341,506
156,554	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	387,685
738,595	Zhejiang Expressway Co. Ltd., Class H (Industrials)	476,275
254,099	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	326,632
73,420	Zhejiang NHU Co. Ltd., Class A (Materials)	200,359
34,949	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	245,585
205,986	Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A (Consumer Discretionary)	386,860
234,715	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	393,455

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
22,677	Zhongji Innolight Co. Ltd., Class A (Information Technology)	$348,458
163,175	Zhongjin Gold Corp. Ltd., Class A (Materials)	310,141
240,805	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	276,294
316,399	Zhongtai Securities Co. Ltd., Class A (Financials)	260,280
153,804	Zijin Mining Group Co. Ltd., Class A (Materials)	347,236
272,026	Zijin Mining Group Co. Ltd., Class H (Materials)	551,696
111,268	ZTE Corp., Class H (Information Technology)	224,236

		231,333,494

Colombia – 0.1%
68,075	Bancolombia SA (Financials)	620,939

Czech Republic – 0.1%
25,594	Komercni Banka AS (Financials)	868,723
97,056	Moneta Money Bank AS (Financials)(a)	467,858

		1,336,581

Egypt – 0.3%
1,061,758	Commercial International Bank - Egypt (CIB) (Financials)	1,901,643
544,774	Eastern Co. SAE (Consumer Staples)	285,160
333,687	Talaat Moustafa Group (Real Estate)	404,927

		2,591,730

Greece – 0.8%
340,448	Alpha Services and Holdings SA (Financials)	582,786
424,024	Eurobank Ergasias Services and Holdings SA (Financials)	968,743
131,364	Hellenic Telecommunications Organization SA (Communication Services)	2,131,665
10,056	JUMBO SA (Consumer Discretionary)	254,677
13,176	Metlen Energy & Metals SA (Industrials)	496,457
101,798	National Bank of Greece SA (Financials)	885,442
68,533	OPAP SA (Consumer Discretionary)	1,186,438
141,576	Piraeus Financial Holdings SA (Financials)	612,425
55,701	Public Power Corp. SA (Utilities)	716,437

		7,835,070

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – 0.2%
19,265	Orient Overseas International Ltd. (Industrials)	$267,967
2,982,860	Sino Biopharmaceutical Ltd. (Health Care)	1,235,147

		1,503,114

Hungary – 0.4%
95,256	MOL Hungarian Oil & Gas PLC (Energy)	723,608
34,004	OTP Bank Nyrt (Financials)	1,753,707
36,994	Richter Gedeon Nyrt (Health Care)	1,123,467

		3,600,782

India – 21.0%
5,236	ABB India Ltd. (Industrials)	495,440
21,695	Adani Ports & Special Economic Zone Ltd. (Industrials)	383,323
172,808	Adani Power Ltd. (Utilities)*	1,302,273
48,978	Ambuja Cements Ltd. (Materials)	360,337
9,687	Apollo Hospitals Enterprise Ltd. (Health Care)	800,116
136,641	Ashok Leyland Ltd. (Industrials)	417,802
47,643	Asian Paints Ltd. (Materials)	1,776,176
28,050	Astral Ltd. (Industrials)	641,910
66,295	Aurobindo Pharma Ltd. (Health Care)	1,240,513
9,999	Avenue Supermarts Ltd. (Consumer Staples)*(a)	587,443
202,131	Axis Bank Ltd. (Financials)	2,832,371
4,700	Bajaj Auto Ltd. (Consumer Discretionary)	610,344
9,053	Bajaj Finance Ltd. (Financials)	777,179
27,873	Bajaj Finserv Ltd. (Financials)	592,562
2,314	Bajaj Holdings & Investment Ltd. (Financials)	277,491
418,989	Bank of Baroda (Financials)	1,249,405
223,857	Bharat Electronics Ltd. (Industrials)	798,848
19,862	Bharat Forge Ltd. (Consumer Discretionary)	375,826
109,851	Bharat Heavy Electricals Ltd. (Industrials)	380,550
361,488	Bharat Petroleum Corp. Ltd. (Energy)	1,541,484
164,521	Bharti Airtel Ltd. (Communication Services)	3,117,064
984	Bosch Ltd. (Consumer Discretionary)	380,003
31,643	Britannia Industries Ltd. (Consumer Staples)	2,209,073
745,665	Canara Bank (Financials)	991,568
95,529	CG Power & Industrial Solutions Ltd. (Industrials)	792,855
34,293	Cholamandalam Investment and Finance Co. Ltd. (Financials)	595,161

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
116,720	Cipla Ltd. (Health Care)	$2,303,053
145,519	Coal India Ltd. (Energy)	910,803
61,231	Colgate-Palmolive India Ltd. (Consumer Staples)	2,657,672
28,080	Container Corp. Of India Ltd. (Industrials)	323,114
12,996	Cummins India Ltd. (Industrials)	580,248
98,541	Dabur India Ltd. (Consumer Staples)	748,593
11,135	Divi’s Laboratories Ltd. (Health Care)	676,282
2,401	Dixon Technologies India Ltd. (Consumer Discretionary)	377,048
62,942	DLF Ltd. (Real Estate)	634,214
26,335	Dr. Reddy’s Laboratories Ltd. (Health Care)	2,207,796
14,160	Eicher Motors Ltd. (Consumer Discretionary)	837,482
335,396	GAIL India Ltd. (Utilities)	950,508
351,211	GMR Airports Infrastructure Ltd. (Industrials)*	395,635
34,965	Godrej Consumer Products Ltd. (Consumer Staples)	617,496
13,368	Godrej Properties Ltd. (Real Estate)*	463,697
41,288	Grasim Industries Ltd. (Materials)	1,328,585
58,607	Havells India Ltd. (Industrials)	1,327,215
224,937	HCL Technologies Ltd. (Information Technology)	4,702,098
22,249	HDFC Asset Management Co. Ltd. (Financials)(a)	1,172,651
219,211	HDFC Bank Ltd. (Financials)	4,278,301
30,359	HDFC Life Insurance Co. Ltd. (Financials)(a)	267,388
11,358	Hero MotoCorp Ltd. (Consumer Discretionary)	738,780
344,652	Hindalco Industries Ltd. (Materials)	2,882,056
16,048	Hindustan Aeronautics Ltd. (Industrials)	895,466
306,630	Hindustan Petroleum Corp. Ltd. (Energy)	1,532,030
55,513	Hindustan Unilever Ltd. (Consumer Staples)	1,838,712
510,396	ICICI Bank Ltd. (Financials)	7,480,260
30,517	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	779,287
724,695	IDFC First Bank Ltd. (Financials)*	638,019
108,806	Indian Hotels Co. Ltd. (Consumer Discretionary)	840,000
891,413	Indian Oil Corp. Ltd. (Energy)	1,880,899
98,108	Indus Towers Ltd. (Communication Services)*	536,328
41,026	IndusInd Bank Ltd. (Financials)	697,167

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
7,340	Info Edge India Ltd. (Communication Services)	$672,011
396,618	Infosys Ltd. (Information Technology)	9,191,545
16,984	InterGlobe Aviation Ltd. (Industrials)*(a)	978,079
282,481	ITC Ltd. (Consumer Staples)	1,690,415
77,176	Jindal Stainless Ltd. (Materials)	730,065
119,187	Jindal Steel & Power Ltd. (Materials)	1,379,007
126,847	Jio Financial Services Ltd. (Financials)*	486,540
93,455	JSW Steel Ltd. (Materials)	1,048,637
105,910	Jubilant Foodworks Ltd. (Consumer Discretionary)	821,179
41,242	Kotak Mahindra Bank Ltd. (Financials)	875,673
59,000	Larsen & Toubro Ltd. (Industrials)	2,606,070
35,652	LTIMindtree Ltd. (Information Technology)(a)	2,616,814
47,400	Lupin Ltd. (Health Care)	1,266,053
24,186	Macrotech Developers Ltd. (Real Estate)(a)	361,588
76,886	Mahindra & Mahindra Ltd. (Consumer Discretionary)	2,571,751
22,877	Mankind Pharma Ltd. (Health Care)*	678,567
166,462	Marico Ltd. (Consumer Staples)	1,284,420
10,327	Maruti Suzuki India Ltd. (Consumer Discretionary)	1,527,171
64,162	Mphasis Ltd. (Information Technology)	2,375,305
352	MRF Ltd. (Consumer Discretionary)	565,884
53,651	Muthoot Finance Ltd. (Financials)	1,257,521
60,251	Nestle India Ltd. (Consumer Staples)	1,796,476
629,992	NMDC Ltd. (Materials)	1,672,492
440,144	NTPC Ltd. (Utilities)	2,184,156
627,238	Oil & Natural Gas Corp. Ltd. (Energy)	2,473,541
45,795	Oil India Ltd. (Energy)	404,597
6,012	Oracle Financial Services Software Ltd. (Information Technology)	787,684
3,160	Page Industries Ltd. (Consumer Discretionary)	1,602,038
16,272	PB Fintech Ltd. (Financials)*	343,837
31,221	Persistent Systems Ltd. (Information Technology)	1,924,844
168,928	Petronet LNG Ltd. (Energy)	739,792
9,706	Phoenix Mills Ltd. (The) (Real Estate)	436,214
7,542	PI Industries Ltd. (Materials)	404,247
38,959	Pidilite Industries Ltd. (Materials)	1,450,803

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
7,330	Polycab India Ltd. (Industrials)	$595,463
394,008	Power Finance Corp. Ltd. (Financials)	2,581,661
526,380	Power Grid Corp. of India Ltd. (Utilities)	2,117,539
18,259	Prestige Estates Projects Ltd. (Real Estate)	394,728
656,018	Punjab National Bank (Financials)	911,779
55,723	Rail Vikas Nigam Ltd. (Industrials)	403,549
302,021	REC Ltd. (Financials)	2,231,724
266,809	Reliance Industries Ltd. (Energy)	9,604,758
205,186	Samvardhana Motherson International Ltd. (Consumer Discretionary)	477,741
88,000	SBI Cards & Payment Services Ltd. (Financials)	758,801
30,988	SBI Life Insurance Co. Ltd. (Financials)(a)	683,632
2,806	Shree Cement Ltd. (Materials)	852,527
34,301	Shriram Finance Ltd. (Financials)	1,310,551
16,150	Siemens Ltd. (Industrials)	1,327,315
5,433	Solar Industries India Ltd. (Materials)	695,002
25,709	Sona Blw Precision Forgings Ltd. (Consumer Discretionary)(a)	209,467
28,729	SRF Ltd. (Materials)	878,470
217,795	State Bank of India (Financials)	2,117,932
84,062	Sun Pharmaceutical Industries Ltd. (Health Care)	1,825,793
6,819	Supreme Industries Ltd. (Materials)	429,667
850,074	Suzlon Energy Ltd. (Industrials)*	768,674
62,007	Tata Communications Ltd. (Communication Services)	1,450,419
126,695	Tata Consultancy Services Ltd. (Information Technology)	6,878,845
59,249	Tata Consumer Products Ltd.
	(Consumer Staples)	847,820
15,278	Tata Elxsi Ltd. (Information
	Technology)	1,457,409
487,432	Tata Motors Ltd. (Consumer
	Discretionary)	6,458,802
103,585	Tata Power Co. Ltd. (The) (Utilities)	536,814
1,274,689	Tata Steel Ltd. (Materials)	2,321,672
190,458	Tech Mahindra Ltd. (Information Technology)	3,716,226
17,212	Titan Co. Ltd. (Consumer Discretionary)	731,638
51,258	Torrent Pharmaceuticals Ltd. (Health Care)	2,129,953
22,111	Trent Ltd. (Consumer Discretionary)	1,887,263

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
9,161	Tube Investments of India Ltd. (Consumer Discretionary)	$440,272
24,959	TVS Motor Co. Ltd. (Consumer Discretionary)	837,202
17,216	UltraTech Cement Ltd. (Materials)	2,319,907
619,452	Union Bank of India Ltd. (Financials)	897,664
25,167	United Spirits Ltd. (Consumer Staples)	442,404
83,284	UPL Ltd. (Materials)	594,160
54,470	Varun Beverages Ltd. (Consumer Staples)	974,756
328,974	Vedanta Ltd. (Materials)	1,837,434
2,911,805	Vodafone Idea Ltd. (Communication Services)*	542,983
297,407	Wipro Ltd. (Information Technology)	1,909,163
554,079	Zomato Ltd. (Consumer Discretionary)*	1,655,077
29,017	Zydus Lifesciences Ltd. (Health Care)	390,220

		197,665,892

Indonesia – 1.3%
1,650,651	Adaro Energy Indonesia Tbk PT (Energy)	380,221
552,800	Amman Mineral Internasional PT (Materials)*	380,933
2,876,324	Astra International Tbk PT (Industrials)	949,159
4,295,030	Bank Central Asia Tbk PT (Financials)	2,869,375
3,498,404	Bank Mandiri Persero Tbk PT (Financials)	1,612,820
746,159	Bank Negara Indonesia Persero Tbk PT (Financials)	258,295
3,744,232	Bank Rakyat Indonesia Persero
	Tbk PT (Financials)	1,247,674
636,100	Chandra Asri Pacific Tbk PT (Materials)	410,553
503,803	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	374,063
2,451,944	Indofood Sukses Makmur Tbk PT (Consumer Staples)	1,086,756
4,463,920	Kalbe Farma Tbk PT (Health Care)	476,575
4,468,216	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	838,423
6,164,522	Telkom Indonesia Persero Tbk PT (Communication Services)	1,220,539
3,324,965	Unilever Indonesia Tbk PT (Consumer Staples)	488,364

		12,593,750

Kazakhstan – –%
70,023	Solidcore Resources PLC (Materials)*(c)	—

Shares	Description	Value

Common Stocks – (continued)

Kuwait – 0.4%
99,495	Boubyan Bank KSCP (Financials)	$191,406
595,749	Kuwait Finance House KSCP (Financials)	1,417,011
255,144	Mobile Telecommunications Co. KSCP (Communication Services)	389,832
680,421	National Bank of Kuwait SAKP (Financials)	1,954,555

		3,952,804

Luxembourg – 0.1%
24,711	Reinet Investments SCA (Financials)	665,645

Mexico – 1.8%
746,870	Alfa SAB de CV, Class A (Industrials)	435,321
2,230,171	America Movil SAB de CV, Series B (Communication Services)	1,850,482
351,511	Banco del Bajio SA (Financials)(a)	881,618
1,825,605	Cemex SAB de CV, Series CPO (Materials)	1,112,397
56,313	Coca-Cola Femsa SAB de CV (Consumer Staples)	474,280
223,146	Fomento Economico Mexicano SAB de CV (Consumer Staples)	2,288,313
90,719	Gruma SAB de CV, Class B (Consumer Staples)	1,669,097
10,925	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	293,617
193,265	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	693,292
51,200	Grupo Comercial Chedraui SA de CV (Consumer Staples)	389,020
318,730	Grupo Financiero Banorte SAB de CV, Class O (Financials)	2,209,993
135,870	Grupo Financiero Inbursa SAB de CV, Class O (Financials)*	323,759
193,907	Grupo Mexico SAB de CV, Series B (Materials)	994,780
136,510	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	223,689
549,118	Operadora De Sites Mexicanos SAB de CV (Communication Services)	456,189
95,164	Prologis Property Mexico SA de CV REIT (Real Estate)	303,883
54,415	Promotora y Operadora de Infraestructura SAB de CV (Industrials)	506,852
8,322	Southern Copper Corp. (Materials)	846,514

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
450,736	Wal-Mart de Mexico SAB de CV (Consumer Staples)	$1,440,235

		17,393,331

Netherlands – –%
40,500	Nebius Group NV, Class A (Communication Services)*(c)	—

Peru – 0.1%
20,848	Cia de Minas Buenaventura SAA ADR (Materials)	258,515
3,699	Credicorp Ltd. (Financials)	659,717

		918,232

Philippines – 0.2%
214,974	Bank of the Philippine Islands (Financials)	477,422
88,690	International Container Terminal Services, Inc. (Industrials)	625,806
94,220	Jollibee Foods Corp. (Consumer Discretionary)	435,946
35,320	Manila Electric Co. (Utilities)	267,463
15,360	PLDT, Inc. (Communication Services)	410,329

		2,216,966

Poland – 1.2%
21,791	Alior Bank SA (Financials)	578,332
44,720	Bank Pekao SA (Financials)	1,834,723
20,777	CD Projekt SA (Communication Services)(b)	985,026
13,150	Dino Polska SA (Consumer Staples)*(a)	1,098,075
11,010	KGHM Polska Miedz SA (Materials)	395,688
459	LPP SA (Consumer Discretionary)	1,751,809
2,305	mBank SA (Financials)*	381,968
12,554	ORLEN SA (Energy)*	209,141
108,498	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	1,626,023
157,530	Powszechny Zaklad Ubezpieczen SA (Financials)	1,902,385
2,916	Santander Bank Polska SA (Financials)	392,314

		11,155,484

Qatar – 1.0%
1,026,470	Barwa Real Estate Co. (Real Estate)	786,274
761,008	Commercial Bank PSQC (The) (Financials)	853,809
369,404	Dukhan Bank (Financials)	386,550
217,053	Industries Qatar QSC (Industrials)	769,015
882,657	Masraf Al Rayan QSC (Financials)	557,570
361,685	Ooredoo QPSC (Communication Services)	1,094,691

Shares	Description	Value

Common Stocks – (continued)

Qatar – (continued)
92,596	Qatar Fuel QSC (Energy)	$370,028
212,710	Qatar International Islamic Bank QSC (Financials)	636,786
269,468	Qatar Islamic Bank (Financials)	1,446,142
606,034	Qatar National Bank QPSC (Financials)	2,636,523

		9,537,388

Romania – 0.1%
102,621	NEPI Rockcastle NV (Real Estate)*	833,626

Russia – 0.0%
1,256,908	Gazprom PJSC (Energy)*(c)	—
1,190,600	GMK Norilskiy Nickel PAO (Materials)(c)	—
35,708,229	Inter RAO UES PJSC (Utilities)(c)	—
62,206	LUKOIL PJSC (Energy)(c)	—
824,628	Moscow Exchange MICEX-RTS PJSC (Financials)(c)	—
839,494	Novolipetsk Steel PJSC (Materials)(c)	—
820	PhosAgro PJSC (Materials)*(c)	—
127,440	PhosAgro PJSC, GDR (Materials)*(c)	—
11,287	Polyus PJSC (Materials)*(c)	—
90,086	Rosneft Oil Co. PJSC (Energy)(c)	—
1,661,273	Sberbank of Russia PJSC (Financials)(c)	—
152,107	Severstal PAO (Materials)(c)	—
3,362,523	Surgutneftegas PJSC (Energy)(c)	—
277,377	Tatneft PJSC (Energy)(c)	—
1,366	TKS Holding MKPAO JSC
	(Financials)*(c)	—
159,827	VTB Bank PJSC (Financials)*(c)	—

		—

Saudi Arabia – 2.8%
10,616	ACWA Power Co. (Utilities)	1,191,563
28,692	Advanced Petrochemical Co. (Materials)*	289,397
187,430	Al Rajhi Bank (Financials)	4,400,305
8,603	Al Rajhi Co. for Co-operative Insurance (Financials)*	463,094
83,470	Alinma Bank (Financials)	693,989
113,498	Arab National Bank (Financials)	583,732
29,025	Bank AlBilad (Financials)	297,784
111,614	Bank Al-Jazira (Financials)*	524,669
40,805	Banque Saudi Fransi (Financials)	370,796
17,003	Bupa Arabia for Cooperative Insurance Co. (Financials)	1,053,003
8,761	Co. for Cooperative Insurance (The) (Financials)	368,407
8,913	Dallah Healthcare Co. (Health Care)	375,749

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – (continued)
2,073	Elm Co. (Information Technology)	$553,632
90,817	Etihad Etisalat Co. (Communication Services)	1,222,155
81,582	Jarir Marketing Co. (Consumer Discretionary)	277,839
159,011	Mobile Telecommunications Co Saudi Arabia (Communication Services)	473,736
20,125	Nahdi Medical Co. (Consumer Staples)	713,272
70,992	Riyad Bank (Financials)	488,087
26,953	SABIC Agri-Nutrients Co. (Materials)	836,041
71,081	Sahara International Petrochemical Co. (Materials)	546,471
41,810	Saudi Arabian Mining Co. (Materials)*	472,961
333,603	Saudi Arabian Oil Co. (Energy)(a)	2,484,732
78,384	Saudi Awwal Bank (Financials)	727,944
53,261	Saudi Basic Industries Corp. (Materials)	1,061,643
157,593	Saudi Investment Bank (The) (Financials)	531,665
500,845	Saudi Kayan Petrochemical Co. (Materials)*	1,149,143
193,732	Saudi National Bank (The) (Financials)	1,806,913
113,319	Saudi Telecom Co. (Communication Services)	1,298,491
57,603	Savola Group (The) (Consumer Staples)*	408,314
40,488	Yanbu National Petrochemical Co. (Materials)	433,731

		26,099,258

South Africa – 3.5%
121,674	Absa Group Ltd. (Financials)	1,205,159
74,709	Aspen Pharmacare Holdings Ltd. (Health Care)	1,009,823
52,152	Bid Corp. Ltd. (Consumer Staples)	1,319,265
39,735	Bidvest Group Ltd. (The) (Industrials)	651,694
12,990	Capitec Bank Holdings Ltd. (Financials)	2,140,691
70,110	Clicks Group Ltd. (Consumer Staples)	1,475,607
64,000	Discovery Ltd. (Financials)	551,507
63,972	Exxaro Resources Ltd. (Energy)	576,487
570,427	FirstRand Ltd. (Financials)	2,762,338
80,393	Gold Fields Ltd. (Materials)	1,122,649
68,156	Harmony Gold Mining Co. Ltd. (Materials)	684,324
76,475	Kumba Iron Ore Ltd. (Materials)(b)	1,520,024
254,188	MTN Group Ltd. (Communication Services)	1,272,157

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
9,446	Naspers Ltd., Class N (Consumer Discretionary)	$1,956,633
102,700	Nedbank Group Ltd. (Financials)(b)	1,716,140
1,521,283	Old Mutual Ltd. (Financials)	1,105,297
351,589	OUTsurance Group Ltd. (Financials)	945,161
754,330	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	930,432
57,914	Remgro Ltd. (Financials)	471,369
317,257	Sanlam Ltd. (Financials)	1,588,340
170,588	Shoprite Holdings Ltd. (Consumer Staples)	2,979,213
205,801	Standard Bank Group Ltd. (Financials)	2,781,878
139,621	Vodacom Group Ltd. (Communication Services)	865,328
495,164	Woolworths Holdings Ltd. (Consumer Discretionary)	1,803,284

		33,434,800

South Korea – 11.6%
3,532	Alteogen, Inc. (Health Care)*	843,439
7,994	Amorepacific Corp. (Consumer Staples)	744,435
4,247	Celltrion, Inc. (Health Care)	645,388
3,505	CJ CheilJedang Corp. (Consumer Staples)	844,863
34,419	Coway Co. Ltd. (Consumer Discretionary)	1,731,449
10,556	DB Insurance Co. Ltd. (Financials)	916,642
17,990	Doosan Bobcat, Inc. (Industrials)	535,990
27,976	Doosan Enerbility Co. Ltd. (Industrials)*	379,059
2,969	Enchem Co. Ltd. (Materials)*	425,619
30,209	GS Holdings Corp. (Industrials)	1,021,025
40,810	Hana Financial Group, Inc. (Financials)	1,891,035
28,427	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	923,556
6,607	Hanmi Pharm Co. Ltd. (Health Care)	1,560,436
4,967	Hanmi Semiconductor Co. Ltd. (Information Technology)	425,738
4,218	Hanwha Aerospace Co. Ltd. (Industrials)	915,687
10,254	HD Hyundai Co. Ltd. (Energy)	620,989
3,461	HD Hyundai Electric Co. Ltd. (Industrials)	791,508
2,662	HD Hyundai Heavy Industries Co. Ltd. (Industrials)*	386,193
10,852	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	1,554,870
11,228	HLB, Inc. (Health Care)*	754,781
31,166	HMM Co. Ltd. (Industrials)	395,918

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
28,744	Hyundai Engineering & Construction Co. Ltd. (Industrials)	$688,556
12,454	Hyundai Glovis Co. Ltd. (Industrials)	1,044,165
7,313	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	1,190,686
8,327	Hyundai Motor Co. (Consumer Discretionary)	1,592,655
56,597	Hyundai Steel Co. (Materials)	1,076,142
126,548	Industrial Bank of Korea (Financials)	1,308,252
18,987	Kakao Corp. (Communication Services)	528,739
40,258	KB Financial Group, Inc. (Financials)	2,588,735
31,674	Kia Corp. (Consumer Discretionary)	2,515,710
7,270	Korea Aerospace Industries Ltd. (Industrials)	295,513
23,016	Korea Electric Power Corp. (Utilities)*	373,880
17,978	Korea Investment Holdings Co. Ltd. (Financials)	979,749
607	Korea Zinc Co. Ltd. (Materials)	243,100
77,205	Korean Air Lines Co. Ltd. (Industrials)	1,274,372
2,867	Krafton, Inc. (Communication Services)*	701,807
29,136	KT Corp. (Communication Services)	841,898
14,949	KT&G Corp. (Consumer Staples)	1,210,826
3,286	Kumho Petrochemical Co. Ltd. (Materials)	336,754
10,002	LG Corp. (Industrials)	592,999
50,289	LG Display Co. Ltd. (Information Technology)*	423,890
31,505	LG Electronics, Inc. (Consumer Discretionary)	2,344,273
5,279	LG H&H Co. Ltd. (Consumer Staples)	1,400,910
3,898	LG Innotek Co. Ltd. (Information Technology)	811,202
247,864	LG Uplus Corp. (Communication Services)	1,809,091
3,026	LS Electric Co. Ltd. (Industrials)	378,066
23,588	Meritz Financial Group, Inc. (Financials)	1,612,145
114,546	Mirae Asset Securities Co. Ltd. (Financials)	716,850
8,879	NAVER Corp. (Communication Services)	1,123,958
7,311	NCSoft Corp. (Communication Services)	1,026,720
7,498	Netmarble Corp. (Communication Services)*(a)	341,826

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
134,737	NH Investment & Securities Co. Ltd. (Financials)	$1,377,780
9,995	Orion Corp. (Consumer Staples)	688,356
9,402	Posco DX Co. Ltd. (Information Technology)	187,216
4,366	POSCO Holdings, Inc. (Materials)	1,111,233
13,528	Posco International Corp. (Industrials)	571,156
529	Samsung Biologics Co. Ltd. (Health Care)*(a)	388,082
12,601	Samsung C&T Corp. (Industrials)	1,393,246
12,909	Samsung E&A Co. Ltd. (Industrials)*	244,970
6,509	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	695,801
554,573	Samsung Electronics Co. Ltd. (Information Technology)	30,845,360
6,994	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	1,814,142
74,772	Samsung Heavy Industries Co. Ltd. (Industrials)*	587,160
8,904	Samsung Life Insurance Co. Ltd. (Financials)	647,879
766	Samsung SDI Co. Ltd. (Information Technology)	202,990
6,136	Samsung SDS Co. Ltd. (Information Technology)	692,215
49,600	Shinhan Financial Group Co. Ltd. (Financials)	2,082,988
19,758	SK Biopharmaceuticals Co. Ltd. (Health Care)*	1,700,917
15,480	SK Bioscience Co. Ltd. (Health Care)*	643,141
57,610	SK Hynix, Inc. (Information Technology)	7,491,003
12,806	SK Square Co. Ltd. (Industrials)*	752,533
51,284	SK Telecom Co. Ltd. (Communication Services)	2,119,158
11,693	S-Oil Corp. (Energy)	546,201
136,646	Woori Financial Group, Inc. (Financials)	1,638,709
9,593	Yuhan Corp. (Health Care)	1,012,549

		109,116,874

Taiwan – 18.0%
88,762	Accton Technology Corp. (Information Technology)	1,409,537
192,625	Acer, Inc. (Information Technology)	263,437
134,247	Advantech Co. Ltd. (Information Technology)	1,464,589
518,597	ASE Technology Holding Co. Ltd. (Information Technology)	2,488,423
552,564	Asia Cement Corp. (Materials)	779,013

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
21,816	Asia Vital Components Co. Ltd. (Information Technology)	$413,270
48,694	Asustek Computer, Inc. (Information Technology)	817,402
102,924	Catcher Technology Co. Ltd. (Information Technology)	759,302
952,925	Cathay Financial Holding Co. Ltd. (Financials)	1,891,552
218,803	Chailease Holding Co. Ltd. (Financials)	995,181
401,522	Chang Hwa Commercial Bank Ltd. (Financials)	221,534
317,262	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	492,406
841,706	China Airlines Ltd. (Industrials)	542,018
967,980	China Steel Corp. (Materials)	673,259
162,858	Chunghwa Telecom Co. Ltd. (Communication Services)	631,272
958,567	Compal Electronics, Inc. (Information Technology)	994,824
1,963,093	CTBC Financial Holding Co. Ltd. (Financials)	2,003,594
196,018	Delta Electronics, Inc. (Information Technology)	2,447,927
41,000	E Ink Holdings, Inc. (Information Technology)	390,903
1,129,904	E.Sun Financial Holding Co. Ltd. (Financials)	996,039
23,000	Eclat Textile Co. Ltd. (Consumer Discretionary)	385,370
23,777	eMemory Technology, Inc. (Information Technology)	1,958,499
520,598	Eva Airways Corp. (Industrials)	575,278
93,869	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	551,653
1,126,619	Far Eastern New Century Corp. (Industrials)	1,276,647
254,253	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	1,160,392
966,048	First Financial Holding Co. Ltd. (Financials)	822,907
481,300	Formosa Chemicals & Fibre Corp. (Materials)	658,985
454,893	Formosa Plastics Corp. (Materials)	733,744
17,736	Fortune Electric Co. Ltd. (Industrials)	369,800
952,280	Fubon Financial Holding Co. Ltd. (Financials)	2,735,684
22,386	Gigabyte Technology Co. Ltd. (Information Technology)	182,643
26,546	Global Unichip Corp. (Information Technology)	925,251
15,754	Globalwafers Co. Ltd. (Information Technology)	238,600
1,082,504	Hon Hai Precision Industry Co. Ltd. (Information Technology)	6,243,263

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
36,564	Hotai Motor Co. Ltd. (Consumer Discretionary)	$754,368
1,195,587	Hua Nan Financial Holdings Co. Ltd. (Financials)	953,031
2,687,217	KGI Financial Holding Co. Ltd. (Financials)	1,352,429
5,635	Largan Precision Co. Ltd. (Information Technology)	549,584
143,567	Lite-On Technology Corp. (Information Technology)	480,202
182,455	MediaTek, Inc. (Information Technology)	7,072,341
1,088,835	Mega Financial Holding Co. Ltd. (Financials)	1,325,731
161,975	Micro-Star International Co. Ltd. (Information Technology)	929,116
498,806	Nan Ya Plastics Corp. (Materials)	706,343
100,908	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	1,482,550
156,812	Novatek Microelectronics Corp. (Information Technology)	2,647,030
415,149	Pegatron Corp. (Information Technology)	1,330,190
18,000	PharmaEssentia Corp. (Health Care)*	393,310
897,281	Pou Chen Corp. (Consumer Discretionary)	974,696
205,877	President Chain Store Corp. (Consumer Staples)	1,811,640
193,692	Quanta Computer, Inc. (Information Technology)	1,622,678
126,749	Realtek Semiconductor Corp. (Information Technology)	2,119,747
150,198	Ruentex Development Co. Ltd. (Real Estate)	231,236
581,680	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	731,873
1,004,949	Shin Kong Financial Holding Co. Ltd. (Financials)*	405,247
1,794,022	SinoPac Financial Holdings Co. Ltd. (Financials)	1,345,937
288,636	Synnex Technology International Corp. (Information Technology)	650,536
1,645,898	Taishin Financial Holding Co. Ltd. (Financials)	951,832
1,560,801	Taiwan Business Bank (Financials)	770,886
1,118,297	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	905,405
96,997	Taiwan Mobile Co. Ltd. (Communication Services)	339,596
2,866,096	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	84,576,262

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
533,471	TCC Group Holdings Co. Ltd. (Materials)	$549,480
1,044,471	Uni-President Enterprises Corp. (Consumer Staples)	2,696,884
1,219,121	United Microelectronics Corp. (Information Technology)	2,115,074
102,719	Vanguard International Semiconductor Corp. (Information Technology)	394,950
19,649	Voltronic Power Technology Corp. (Industrials)	1,225,375
315,886	Walsin Lihwa Corp. (Industrials)	347,089
153,000	Wan Hai Lines Ltd. (Industrials)	396,490
601,832	Winbond Electronics Corp. (Information Technology)	452,456
350,526	Wistron Corp. (Information Technology)	1,112,172
186,948	WPG Holdings Ltd. (Information Technology)	474,529
31,538	Yageo Corp. (Information Technology)	647,717
2,116,011	Yuanta Financial Holding Co. Ltd. (Financials)	2,110,058
145,476	Zhen Ding Technology Holding Ltd. (Information Technology)	616,193

		170,046,461

Thailand – 1.4%
109,116	Advanced Info Service PCL, NVDR (Communication Services)	796,326
175,800	Airports of Thailand PCL, NVDR (Industrials)	310,358
456,300	Bangkok Dusit Medical Services PCL, NVDR (Health Care)	374,127
1,674,800	Bangkok Expressway & Metro PCL, NVDR (Industrials)	378,556
93,900	Bumrungrad Hospital PCL, NVDR (Health Care)	679,731
297,400	Central Pattana PCL, NVDR (Real Estate)	522,833
923,400	Charoen Pokphand Foods PCL, NVDR (Consumer Staples)	671,167
650,677	CP ALL PCL, NVDR (Consumer Staples)	1,163,125
466,700	CP Axtra PCL, NVDR (Consumer Staples)	427,469
414,700	Delta Electronics Thailand PCL, NVDR (Information Technology)	1,304,936
1,385,200	Home Product Center PCL, NVDR (Consumer Discretionary)	370,396
101,100	Intouch Holdings PCL, NVDR (Communication Services)	246,440
90,100	Kasikornbank PCL, NVDR (Financials)	380,685

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
474,500	Krung Thai Bank PCL, NVDR (Financials)	$256,562
527,400	Krungthai Card PCL, NVDR (Financials)	650,582
755,600	Minor International PCL, NVDR (Consumer Discretionary)	602,783
62,700	PTT Exploration & Production PCL, NVDR (Energy)	262,138
531,700	PTT Global Chemical PCL, NVDR (Materials)	392,746
758,000	PTT Oil & Retail Business PCL, NVDR (Consumer Discretionary)	347,141
652,700	PTT PCL, NVDR (Energy)	646,047
120,600	SCB X PCL, NVDR (Financials)	381,273
407,300	SCG Packaging PCL, NVDR (Materials)	292,433
100,700	Siam Cement PCL (The), NVDR (Materials)	684,326
379,800	Thai Oil PCL, NVDR (Energy)	594,753
1,605,300	True Corp. PCL, NVDR (Communication Services)*	488,539

		13,225,472

Turkey – 1.1%
877,219	Akbank TAS (Financials)	1,501,148
56,723	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	370,789
126,847	BIM Birlesik Magazalar AS (Consumer Staples)	2,010,578
222,627	Coca-Cola Icecek AS (Consumer Staples)	397,963
196,184	Haci Omer Sabanci Holding AS (Financials)	506,749
140,817	KOC Holding AS (Industrials)	770,043
56,956	Pegasus Hava Tasimaciligi AS (Industrials)*	380,002
81,552	Turk Hava Yollari AO (Industrials)*	719,327
143,239	Turkcell Iletisim Hizmetleri AS (Communication Services)	413,507
3,232,134	Turkiye Is Bankasi AS, Class C (Financials)	1,254,203
88,853	Turkiye Petrol Rafinerileri AS (Energy)	439,720
1,738,480	Yapi ve Kredi Bankasi AS (Financials)	1,592,103

		10,356,132

United Arab Emirates – 1.1%
387,199	Abu Dhabi Commercial Bank PJSC (Financials)	923,484
336,746	Abu Dhabi Islamic Bank PJSC (Financials)	1,157,051
425,760	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	423,105

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description		Value

Common Stocks – (continued)

United Arab Emirates – (continued)
312,247	Aldar Properties PJSC (Real Estate)		$624,001
736,906	Americana Restaurants International PLC - Foreign Company (Consumer Discretionary)		581,836
856,301	Dubai Islamic Bank PJSC (Financials)		1,438,476
744,505	Emaar Properties PJSC (Real Estate)		1,710,807
404,472	Emirates NBD Bank PJSC (Financials)		2,169,430
74,498	Emirates Telecommunications Group Co. PJSC (Communication Services)		367,936
319,031	First Abu Dhabi Bank PJSC (Financials)		1,163,935

			10,560,061

United States – 0.1%
129,752	JBS SA (Consumer Staples)		801,886

TOTAL COMMON STOCKS (Cost $734,177,862)			916,058,030

Shares	Description	Rate	Value

Preferred Stocks – 2.1%

Brazil – 1.4%
362,932	Banco Bradesco SA (Financials)	8.41%	1,002,288
35,924	Centrais Eletricas Brasileiras SA, Class B (Utilities)	3.92	292,680
301,608	Cia Energetica de Minas Gerais (Utilities)	13.49	619,375
316,213	Cia Paranaense de Energia (Utilities)	3.60	582,364
256,436	Gerdau SA (Materials)	4.78	828,629
627,008	Itau Unibanco Holding SA (Financials)	6.45	4,063,213
938,622	Itausa SA (Financials)	7.35	1,816,484
521,562	Petroleo Brasileiro SA (Energy)	12.53	3,625,783

			12,830,816

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Colombia – 0.1%
122,989	Bancolombia SA (Financials)	10.24%	$1,027,312

Russia – 0.0%
3,212,489	Surgutneftegas PJSC (Energy)(c)	0.00	—

South Korea – 0.6%
5,365	Hyundai Motor Co. (Consumer Discretionary)	9.42	742,992
5,073	Hyundai Motor Co. (Consumer Discretionary)	9.55	689,261
90,437	Samsung Electronics Co. Ltd. (Information Technology)	2.45	4,061,998

			5,494,251

TOTAL PREFERRED STOCKS (Cost $14,920,449)			19,352,379

Shares	Description		Value

Exchange-Traded Fund – 0.7%

United States – 0.7%
257,264	iShares MSCI Malaysia ETF
(Cost $7,732,868)			6,668,283

Shares	Dividend Rate		Value

Investment Company – 3.5%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
33,344,079	5.120%		33,344,079
(Cost $33,344,079)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $790,175,258)			975,422,771

Securities Lending Reinvestment Vehicle – 0.3%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
2,732,799	5.183%		2,732,799
(Cost $2,732,799)

TOTAL INVESTMENTS – 103.7% (Cost $792,908,057)			$978,155,570

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.7)%			(35,154,676)

NET ASSETS – 100.0%			$943,000,894

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	23.2%
Financials	22.7
Consumer Discretionary	11.5
Communication Services	8.2
Consumer Staples	6.5
Materials	6.1
Industrials	5.6
Energy	4.5
Health Care	3.9
Investment Company	3.4
Utilities	2.3
Real Estate	1.1
Exchange-Traded Fund	0.7
Securities Lending Reinvestment Vehicle	0.3

TOTAL INVESTMENTS	100.0%

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.5%

Australia – 0.6%
16,773	Glencore PLC (Materials)*	$88,352
2,723	Rio Tinto PLC (Materials)	170,704

		259,056

Austria – 0.9%
1,744	Erste Group Bank AG (Financials)	95,576
2,186	OMV AG (Energy)	95,287
7,847	voestalpine AG (Materials)	191,784

		382,647

Belgium – 1.4%
2,122	Ageas SA/NV (Financials)	109,268
1,687	Anheuser-Busch InBev SA/NV (Consumer Staples)	103,264
179	D’ieteren Group (Consumer Discretionary)	43,392
1,940	Groupe Bruxelles Lambert NV (Financials)	149,780
212	KBC Group NV (Financials)	16,506
1	Lotus Bakeries NV (Consumer Staples)	12,597
123	Sofina SA (Financials)	29,953
216	Syensqo SA (Materials)	17,788
558	UCB SA (Health Care)	101,109
931	Warehouses De Pauw CVA REIT (Real Estate)	24,877

		608,534

Brazil – 0.2%
2,555	Yara International ASA (Materials)	74,487

Chile – 0.0%
707	Antofagasta PLC (Materials)	17,218

China – 0.1%
866	Prosus NV (Consumer Discretionary)*	32,141

Denmark – 5.7%
350	Carlsberg AS, Class B (Consumer Staples)	41,136
152	Coloplast A/S, Class B (Health Care)	20,757
1,758	Danske Bank A/S (Financials)	54,942
2,054	Demant A/S (Health Care)*	87,054
45	DSV A/S (Industrials)	8,047
250	Genmab A/S (Health Care)*	69,506
11,577	Novo Nordisk A/S, Class B (Health Care)	1,611,668
747	Novonesis (Novozymes) B, Class B (Materials)	51,880
983	Pandora A/S (Consumer Discretionary)	172,279
332	ROCKWOOL A/S, Class B (Industrials)	144,061
3,278	Tryg A/S (Financials)	73,162
901	Vestas Wind Systems A/S (Industrials)*	20,711

Shares	Description	Value

Common Stocks – (continued)

Denmark – (continued)
257	Zealand Pharma A/S (Health Care)*	$33,810

		2,389,013

Finland – 1.3%
759	Elisa OYJ (Communication Services)	37,991
1,545	Kesko OYJ, Class B (Consumer Staples)	31,407
156	Kone OYJ, Class B (Industrials)	8,427
27,470	Nokia OYJ (Information Technology)	120,957
7,522	Nordea Bank Abp (Financials)	88,923
2,900	Orion OYJ, Class B (Health Care)	153,984
1,542	Sampo OYJ, Class A (Financials)	68,973
2,379	Wartsila OYJ Abp (Industrials)	52,719

		563,381

France – 14.4%
1,070	Accor SA (Consumer Discretionary)	45,089
147	Aeroports de Paris SA (Industrials)	19,282
1,155	Air Liquide SA (Materials)	215,704
788	Airbus SE (Industrials)	121,084
388	Amundi SA (Financials)(a)	29,204
354	Arkema SA (Materials)	32,974
6,622	AXA SA (Financials)	252,148
522	BioMerieux (Health Care)	60,496
2,750	BNP Paribas SA (Financials)	190,492
1,511	Bollore SE (Communication Services)	9,960
4,969	Bouygues SA (Industrials)	178,261
1,058	Bureau Veritas SA (Industrials)	34,946
535	Capgemini SE (Information Technology)	111,036
10,912	Carrefour SA (Consumer Staples)	176,105
2,428	Cie de Saint-Gobain SA (Industrials)	212,532
2,143	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	84,233
9,190	Credit Agricole SA (Financials)	143,991
2,299	Danone SA (Consumer Staples)	159,811
119	Dassault Aviation SA (Industrials)	25,659
957	Dassault Systemes (Information Technology)	37,372
2,317	Eiffage SA (Industrials)	243,132
5,539	Engie SA (Utilities)	97,669
807	EssilorLuxottica SA (Health Care)	191,338
1,176	Eurazeo SE (Financials)	92,812
158	Gecina SA REIT (Real Estate)	17,402
3,477	Getlink SE (Industrials)	62,791

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
93	Hermes International SCA (Consumer Discretionary)	$223,281
1,447	Ipsen SA (Health Care)	175,705
1,738	Klepierre SA REIT (Real Estate)	52,058
4,592	La Francaise des Jeux SAEM (Consumer Discretionary)(a)	187,457
649	Legrand SA (Industrials)	72,700
838	L’Oreal SA (Consumer Staples)	367,879
810	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	604,570
7,214	Orange SA (Communication Services)	82,247
653	Publicis Groupe SA (Communication Services)	71,861
211	Renault SA (Consumer Discretionary)	10,031
3,812	Rexel SA (Industrials)	96,374
768	Safran SA (Industrials)	168,277
1,011	SEB SA (Consumer Discretionary)	105,865
2,438	Societe Generale SA (Financials)	58,911
336	Sodexo SA (Consumer Discretionary)(b)	29,939
434	Teleperformance SE (Industrials)	47,492
69	Thales SA (Industrials)	11,609
7,112	TotalEnergies SE (Energy)	489,577
386	Unibail-Rodamco-Westfield REIT (Real Estate)*	30,960
1,182	Veolia Environnement SA (Utilities)	39,172
1,597	Vinci SA (Industrials)	191,179
6,579	Vivendi SE (Communication Services)	73,879

		6,036,546

Germany – 13.5%
832	adidas AG (Consumer Discretionary)	213,658
1,131	Allianz SE (Financials)	351,660
1,038	BASF SE (Materials)	52,680
5,349	Bayer AG (Health Care)	164,983
507	Bayerische Motoren Werke AG (Consumer Discretionary)	47,040
1,622	Bechtle AG (Information Technology)	69,913
761	Beiersdorf AG (Consumer Staples)	110,137
1,052	Brenntag SE (Industrials)	78,275
230	Carl Zeiss Meditec AG (Health Care)	16,892
5,728	Commerzbank AG (Financials)	84,834
1,086	Continental AG (Consumer Discretionary)	73,424
175	CTS Eventim AG & Co. KGaA (Communication Services)	16,446

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
14,548	Deutsche Bank AG (Financials)	$237,490
530	Deutsche Boerse AG (Financials)	119,033
27,224	Deutsche Lufthansa AG (Industrials)	177,430
5,057	Deutsche Post AG (Industrials)	219,426
8,420	Deutsche Telekom AG (Communication Services)	239,620
8,523	E.ON SE (Utilities)	120,851
3,648	Evonik Industries AG (Materials)	80,961
4,180	Fresenius Medical Care AG (Health Care)	161,292
3,988	Fresenius SE & Co. KGaA (Health Care)*	147,306
1,566	GEA Group AG (Industrials)	73,496
138	Hannover Rueck SE (Financials)	39,150
1,477	Heidelberg Materials AG (Materials)	156,394
719	Henkel AG & Co. KGaA (Consumer Staples)	59,809
1,698	Infineon Technologies AG (Information Technology)	62,024
1,058	Knorr-Bremse AG (Industrials)	87,071
110	LEG Immobilien SE (Real Estate)	10,600
2,765	Mercedes-Benz Group AG (Consumer Discretionary)	190,797
162	Merck KGaA (Health Care)	31,533
56	MTU Aero Engines AG (Industrials)	16,736
389	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	210,685
1,754	Nemetschek SE (Information Technology)	182,987
1,999	Puma SE (Consumer Discretionary)	86,494
186	Rational AG (Industrials)	187,663
170	Rheinmetall AG (Industrials)	101,990
3,149	SAP SE (Information Technology)	689,179
231	Scout24 SE (Communication Services)(a)	17,668
1,914	Siemens AG (Industrials)	359,994
3,714	Siemens Energy AG (Industrials)*	107,092
516	Siemens Healthineers AG (Health Care)(a)	30,032
168	Symrise AG (Materials)	22,138
909	Talanx AG (Financials)	78,331
995	Vonovia SE (Real Estate)	34,341
2,488	Zalando SE (Consumer Discretionary)*(a)	64,553

		5,684,108

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – 0.0%
2,707	Prudential PLC (Financials)	$ 23,196

Ireland – 0.3%
619	AerCap Holdings NV (Industrials)	60,303
2,157	AIB Group PLC (Financials)	13,000
725	Bank of Ireland Group PLC (Financials)	8,322
235	Kerry Group PLC, Class A (Consumer Staples)	23,619
359	Kingspan Group PLC (Industrials)	31,274

		136,518

Italy – 4.8%
493	Amplifon SpA (Health Care)	15,896
8,950	Banco BPM SpA (Financials)	60,867
1,975	Coca-Cola HBC AG (Consumer Staples)*	73,197
131	DiaSorin SpA (Health Care)	15,080
18,700	Enel SpA (Utilities)	142,078
10,176	Eni SpA (Energy)	165,285
298	Ferrari NV (Consumer Discretionary)	147,512
4,444	FinecoBank Banca Fineco SpA (Financials)	75,975
7,384	Generali (Financials)	203,353
3,556	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	42,589
32,228	Intesa Sanpaolo SpA (Financials)	134,292
4,760	Leonardo SpA (Industrials)	120,973
4,225	Mediobanca Banca di Credito Finanziario SpA (Financials)	71,483
1,332	Moncler SpA (Consumer Discretionary)	81,711
8,573	Poste Italiane SpA (Financials)(a)	119,093
1,717	Prysmian SpA (Industrials)	120,495
1,231	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	72,217
11,660	Snam SpA (Utilities)	57,860
6,169	Terna - Rete Elettrica Nazionale (Utilities)(b)	53,685
5,465	UniCredit SpA (Financials)	226,120

		1,999,761

Jordan – 0.2%
2,529	Hikma Pharmaceuticals PLC (Health Care)	65,910

Luxembourg – 0.3%
4,640	ArcelorMittal (Materials)	108,730
549	Eurofins Scientific SE (Health Care)	31,381

		140,111

Shares	Description	Value

Common Stocks – (continued)

Netherlands – 7.5%
5,501	ABN AMRO Bank NV (Financials)(a)	$94,319
38	Adyen NV (Financials)*(a)	55,901
11,049	Aegon Ltd. (Financials)	67,559
972	Akzo Nobel NV (Materials)	62,080
16	Argenx SE (Health Care)*	8,290
112	ASM International NV (Information Technology)	75,747
1,276	ASML Holding NV (Information Technology)	1,146,873
618	ASR Nederland NV (Financials)	30,270
539	BE Semiconductor Industries NV (Information Technology)	70,282
755	Euronext NV (Financials)(a)	80,730
1,985	EXOR NV (Financials)	221,038
966	Heineken Holding NV (Consumer Staples)	72,763
281	Heineken NV (Consumer Staples)	25,337
146	IMCD NV (Industrials)	23,886
7,375	ING Groep NV (Financials)	133,831
1,188	JDE Peet’s NV (Consumer Staples)	27,247
8,486	Koninklijke Ahold Delhaize NV (Consumer Staples)	291,751
19,549	Koninklijke KPN NV (Communication Services)	79,912
1,606	Koninklijke Philips NV (Health Care)*	48,371
1,795	NN Group NV (Financials)	87,999
2,264	Randstad NV (Industrials)	109,137
1,773	Universal Music Group NV (Communication Services)	46,375
1,512	Wolters Kluwer NV (Industrials)	257,991

		3,117,689

Norway – 0.8%
2,221	DNB Bank ASA (Financials)	46,990
2,434	Equinor ASA (Energy)	64,686
1,690	Gjensidige Forsikring ASA (Financials)	29,980
611	Kongsberg Gruppen ASA (Industrials)	64,721
1,108	Mowi ASA (Consumer Staples)	19,321
6,523	Orkla ASA (Consumer Staples)	58,011
251	Salmar ASA (Consumer Staples)	13,057
2,688	Telenor ASA (Communication Services)	33,371

		330,137

Poland – 0.3%
6,504	InPost SA (Industrials)*	119,940

Portugal – 0.3%
1,305	Galp Energia SGPS SA (Energy)	27,099

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Portugal – (continued)
5,300	Jeronimo Martins SGPS SA (Consumer Staples)	$98,206

		125,305

Singapore – 0.2%
2,194	STMicroelectronics NV (Information Technology)	69,869

South Africa – 0.0%
507	Anglo American PLC (Materials)	14,719

Spain – 3.9%
4,038	ACS Actividades de Construccion y Servicios SA (Industrials)	183,793
132	Aena SME SA (Industrials)(a)	26,680
485	Amadeus IT Group SA (Consumer Discretionary)	32,715
20,127	Banco Bilbao Vizcaya Argentaria SA (Financials)	213,652
24,082	Banco de Sabadell SA (Financials)	51,793
58,573	Banco Santander SA (Financials)	291,496
11,527	CaixaBank SA (Financials)	69,666
3,280	Grifols SA (Health Care)*	36,379
13,825	Iberdrola SA (Utilities)	196,183
5,056	Industria de Diseno Textil SA (Consumer Discretionary)	274,116
4,172	Redeia Corp. SA (Utilities)	79,337
5,149	Repsol SA (Energy)	70,986
27,608	Telefonica SA (Communication Services)	125,110

		1,651,906

Sweden – 5.3%
916	AddTech AB, Class B (Industrials)	29,052
448	Alfa Laval AB (Industrials)	20,119
3,194	Assa Abloy AB, Class B (Industrials)	103,267
6,272	Atlas Copco AB, Class A (Industrials)	114,008
4,167	Atlas Copco AB, Class B (Industrials)	66,407
507	Epiroc AB, Class A (Industrials)	9,793
518	EQT AB (Financials)	17,340
1,226	Essity AB, Class B (Consumer Staples)	37,304
2,422	Fastighets AB Balder, Class B (Real Estate)*	19,039
8,411	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(b)	133,466
7,173	Hexagon AB, Class B (Information Technology)	73,546
1,398	Holmen AB, Class B (Materials)	57,363

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
2,692	Industrivarden AB, Class A (Financials)	$97,052
2,772	Industrivarden AB, Class C (Financials)	99,720
1,193	Indutrade AB (Industrials)	37,605
1,073	Investment AB Latour, Class B (Industrials)	32,334
6,260	Investor AB, Class B (Financials)	186,655
1,571	L E Lundbergforetagen AB, Class B (Financials)	86,368
1,301	Lifco AB, Class B (Industrials)	43,575
1,660	Saab AB, Class B (Industrials)	39,284
1,533	Sandvik AB (Industrials)	32,679
2,800	Securitas AB, Class B (Industrials)	32,810
5,486	Skandinaviska Enskilda Banken AB, Class A (Financials)	84,641
1,805	Skanska AB, Class B (Industrials)	36,538
2,276	SKF AB, Class B (Industrials)	43,172
4,730	Svenska Handelsbanken AB, Class A (Financials)	48,913
2,812	Swedbank AB, Class A (Financials)	60,245
1,804	Swedish Orphan Biovitrum AB (Health Care)*	56,371
2,195	Tele2 AB, Class B (Communication Services)	24,971
16,680	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	124,635
8,847	Telia Co. AB (Communication Services)	27,507
1,482	Trelleborg AB, Class B (Industrials)	57,915
1,215	Volvo AB, Class A (Industrials)	32,769
3,415	Volvo AB, Class B (Industrials)	90,904
54,558	Volvo Car AB, Class B (Consumer Discretionary)*	156,523

		2,213,890

Switzerland – 9.6%
3,972	ABB Ltd. (Industrials)	227,660
627	Adecco Group AG (Industrials)	21,313
1,806	Avolta AG (Consumer Discretionary)*	70,073
451	Baloise Holding AG (Financials)	87,229
618	Banque Cantonale Vaudoise (Financials)	66,210
54	BKW AG (Utilities)	10,158
980	Cie Financiere Richemont SA (Consumer Discretionary)	154,603
1,385	Clariant AG (Materials)*	21,776
146	DSM-Firmenich AG (Materials)	19,878
105	EMS-Chemie Holding AG (Materials)	88,052
244	Geberit AG (Industrials)	155,582

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
17	Givaudan SA (Materials)	$87,279
448	Helvetia Holding AG (Financials)	70,913
509	Kuehne + Nagel International AG (Industrials)	157,838
1,800	Logitech International SA (Information Technology)	162,975
53	Lonza Group AG (Health Care)	34,707
6,977	Novartis AG (Health Care)	839,756
133	Partners Group Holding AG (Financials)	191,400
1,577	Sandoz Group AG (Health Care)	69,329
217	Schindler Holding AG (Industrials)	58,697
209	Schindler Holding AG Participation Certificates (Industrials)	58,085
1,471	SGS SA (Industrials)	164,082
1,009	SIG Group AG (Materials)*	21,335
88	Sika AG (Materials)	28,211
269	Sonova Holding AG (Health Care)	93,783
853	Straumann Holding AG (Health Care)	126,123
120	Swatch Group AG (The) – Bearer (Consumer Discretionary)	25,147
457	Swatch Group AG (The) – Registered (Consumer Discretionary)	19,067
159	Swiss Life Holding AG (Financials)	128,557
706	Swiss Prime Site AG (Real Estate)	79,549
83	Swisscom AG (Communication Services)	52,483
272	Temenos AG (Information Technology)	18,947
9,931	UBS Group AG (Financials)	303,976
113	VAT Group AG (Industrials)(a)	58,228
441	Zurich Insurance Group AG (Financials)	255,416

		4,028,417

United Kingdom – 16.9%
4,549	3i Group PLC (Financials)	190,057
3,419	Admiral Group PLC (Financials)	131,118
1,971	Associated British Foods PLC (Consumer Staples)	64,501
4,754	AstraZeneca PLC (Health Care)	829,352
20,180	Auto Trader Group PLC (Communication Services)(a)	225,699
14,625	Aviva PLC (Financials)	96,989
8,682	BAE Systems PLC (Industrials)	155,523
54,561	Barclays PLC (Financials)	163,778
7,071	Barratt Developments PLC (Consumer Discretionary)	47,134

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
1,196	Berkeley Group Holdings PLC (Consumer Discretionary)	$78,341
4,883	British American Tobacco PLC (Consumer Staples)	182,000
2,676	Bunzl PLC (Industrials)	124,499
109,601	Centrica PLC (Utilities)	185,456
698	Coca-Cola Europacific Partners PLC (Consumer Staples)	56,182
3,454	Compass Group PLC (Consumer Discretionary)	108,901
1,514	DCC PLC (Industrials)	106,552
3,470	Diageo PLC (Consumer Staples)	112,757
2,113	Halma PLC (Information Technology)	72,369
12,682	Hargreaves Lansdown PLC (Financials)	185,174
52,158	HSBC Holdings PLC (Financials)	457,014
4,353	Imperial Brands PLC (Consumer Staples)	124,716
7,056	Informa PLC (Communication Services)	77,340
709	InterContinental Hotels Group PLC (Consumer Discretionary)	70,668
1,091	Intertek Group PLC (Industrials)	70,975
14,441	J Sainsbury PLC (Consumer Staples)	55,495
70,953	JD Sports Fashion PLC (Consumer Discretionary)	128,638
38,671	Kingfisher PLC (Consumer Discretionary)	144,440
2,848	Land Securities Group PLC REIT (Real Estate)	23,562
20,956	Legal & General Group PLC (Financials)	61,638
126,580	Lloyds Banking Group PLC (Financials)	97,319
1,040	London Stock Exchange Group PLC (Financials)	140,099
29,949	M&G PLC (Financials)	84,389
5,549	National Grid PLC (Utilities)	72,826
20,639	NatWest Group PLC (Financials)	93,635
1,259	Next PLC (Consumer Discretionary)	168,194
5,113	Pearson PLC (Consumer Discretionary)	70,961
907	Persimmon PLC (Consumer Discretionary)	19,597
3,252	Phoenix Group Holdings PLC (Financials)	24,169
849	Reckitt Benckiser Group PLC (Consumer Staples)	48,716
6,099	RELX PLC (Industrials)	283,673
21,976	Rolls-Royce Holdings PLC (Industrials)*	143,370

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
12,752	Sage Group PLC (The) (Information Technology)	$169,437
6,063	Schroders PLC (Financials)	27,283
5,992	Smith & Nephew PLC (Health Care)	92,177
4,895	Smiths Group PLC (Industrials)	115,927
221	Spirax Group PLC (Industrials)	22,350
2,025	SSE PLC (Utilities)	50,220
7,957	Standard Chartered PLC (Financials)	81,506
27,979	Taylor Wimpey PLC (Consumer Discretionary)	59,220
40,077	Tesco PLC (Consumer Staples)	186,298
5,633	Unilever PLC (Consumer Staples)	363,200
201,026	Vodafone Group PLC (Communication Services)	196,616
1,325	Whitbread PLC (Consumer Discretionary)	50,239
12,367	Wise PLC, Class A (Financials)*	114,505
893	WPP PLC (Communication Services)	8,499

		7,115,293

United States – 11.0%
808	Alcon, Inc. (Health Care)	78,376
52,021	BP PLC (Energy)	293,575
2,280	Experian PLC (Industrials)	110,391
1,284	Ferrovial SE (Industrials)	53,638
15,715	GSK PLC (Health Care)	342,228
5,372	Haleon PLC (Consumer Staples)	26,970
2,221	Holcim AG (Materials)*	213,920
7,713	Nestle SA (Consumer Staples)	827,435
1,993	QIAGEN NV (Health Care)*	91,485
277	Roche Holding AG (Health Care)(b)	100,686
2,397	Roche Holding AG (Health Care)	811,383
3,197	Sanofi SA (Health Care)	358,123
1,543	Schneider Electric SE (Industrials)	392,315
18,493	Shell PLC (Energy)	651,602
6,198	Stellantis NV (Consumer Discretionary)	103,855
947	Swiss Re AG (Financials)	129,139
4,085	Tenaris SA (Energy)	59,573

		4,644,694

TOTAL COMMON STOCKS (Cost $38,131,485)		41,844,486

Shares	Description	Rate	Value

Preferred Stocks – 0.2%

Germany – 0.2%
114	Bayerische Motoren Werke AG (Consumer Discretionary)	7.73%	$9,867
662	Henkel AG & Co. KGaA (Consumer Staples)	2.23	60,644
508	Porsche Automobil Holding SE (Consumer Discretionary)	6.25	22,869

TOTAL PREFERRED STOCKS (Cost $93,397)			93,380

Shares	Dividend Rate	Value

Investment Company – 0.2%(c)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
100,696	5.120%	100,696
(Cost $100,696)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $38,325,578)		42,038,562

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
231,612	5.183%	231,612
(Cost $231,612)

TOTAL INVESTMENTS – 100.5% (Cost $38,557,190)		$42,270,174

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(226,849)

NET ASSETS – 100.0%		$42,043,325

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
MSCI Europe Sep24	2	09/20/24	$76,974	$2,117

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.4%

Australia – 6.1%
141,372	Ampol Ltd. (Energy)	$2,774,992
554,837	ANZ Group Holdings Ltd. (Financials)	11,444,293
274,589	APA Group (Utilities)	1,414,083
63,286	Aristocrat Leisure Ltd. (Consumer Discretionary)	2,349,223
43,492	ASX Ltd. (Financials)	1,806,561
564,233	BHP Group Ltd. (Materials)	15,608,068
616,969	BlueScope Steel Ltd. (Materials)	8,648,556
61,984	Brambles Ltd. (Industrials)	766,684
63,522	CAR Group Ltd. (Communication Services)	1,631,754
43,378	Cochlear Ltd. (Health Care)	8,840,484
831,233	Coles Group Ltd. (Consumer Staples)	10,597,404
246,601	Commonwealth Bank of Australia (Financials)	23,340,975
45,727	Computershare Ltd. (Industrials)	882,063
657,523	Endeavour Group Ltd. (Consumer Staples)	2,382,331
338,560	Fortescue Ltd. (Materials)	4,196,857
871,077	Glencore PLC (Materials)*	4,588,412
152,562	Goodman Group REIT (Real Estate)	3,457,346
265,188	Insurance Australia Group Ltd. (Financials)	1,358,472
2,372,617	Lottery Corp. Ltd. (The) (Consumer Discretionary)	8,033,007
34,545	Macquarie Group Ltd. (Financials)	5,054,575
1,426,356	Medibank Pvt Ltd. (Financials)	3,735,641
513,922	National Australia Bank Ltd. (Financials)	13,309,732
370,001	Orica Ltd. (Materials)	4,458,572
199,424	Origin Energy Ltd. (Utilities)	1,347,680
72,575	Pro Medicus Ltd. (Health Care)	7,420,792
174,324	Qantas Airways Ltd. (Industrials)*	793,651
322,359	QBE Insurance Group Ltd. (Financials)	3,453,599
45,888	Ramsay Health Care Ltd. (Health Care)	1,293,660
42,377	REA Group Ltd. (Communication Services)	6,296,863
70,905	Reece Ltd. (Industrials)	1,315,302
69,964	Rio Tinto Ltd. (Materials)	5,295,344
128,762	Rio Tinto PLC (Materials)	8,072,057
152,019	Santos Ltd. (Energy)	744,706
321,269	Scentre Group REIT (Real Estate)	749,855
69,298	Seven Group Holdings Ltd. (Industrials)	1,931,528
81,575	Sonic Healthcare Ltd. (Health Care)	1,532,051
352,662	Suncorp Group Ltd. (Financials)	4,228,099

Shares	Description	Value

Common Stocks – (continued)

Australia – (continued)
922,219	Telstra Group Ltd. (Communication Services)	$2,459,102
388,134	Transurban Group (Industrials)	3,568,379
721,373	Vicinity Ltd. REIT (Real Estate)	1,086,583
87,592	Washington H Soul Pattinson & Co. Ltd. (Financials)	2,050,376
269,304	Wesfarmers Ltd. (Consumer Discretionary)	13,265,676
572,797	Westpac Banking Corp. (Financials)	12,141,203
11,790	WiseTech Global Ltd. (Information Technology)	950,903
51,996	Woodside Energy Group Ltd. (Energy)	959,244
481,059	Woolworths Group Ltd. (Consumer Staples)	11,645,902

		233,282,640

Austria – 0.6%
95,718	Erste Group Bank AG (Financials)	5,245,600
72,836	Mondi PLC (Materials)	1,409,068
119,405	OMV AG (Energy)	5,204,834
413,217	voestalpine AG (Materials)	10,099,174

		21,958,676

Belgium – 0.9%
130,061	Ageas SA/NV (Financials)	6,697,233
78,126	Anheuser-Busch InBev SA/NV (Consumer Staples)	4,782,217
9,890	D’ieteren Group (Consumer Discretionary)	2,397,447
107,684	Groupe Bruxelles Lambert NV (Financials)	8,313,885
20,220	KBC Group NV (Financials)	1,574,317
62	Lotus Bakeries NV (Consumer Staples)	780,985
11,380	Sofina SA (Financials)	2,771,236
21,691	Syensqo SA (Materials)	1,786,328
25,339	UCB SA (Health Care)	4,591,417
57,040	Warehouses De Pauw CVA REIT (Real Estate)	1,524,142

		35,219,207

Brazil – 0.2%
30,920	Wheaton Precious Metals Corp. (Materials)	1,910,834
142,397	Yara International ASA (Materials)	4,151,375

		6,062,209

Canada – 10.0%
38,191	Agnico Eagle Mines Ltd. (Materials)	3,111,387
242,344	Air Canada (Industrials)*	2,776,325
115,924	Alimentation Couche-Tard, Inc. (Consumer Staples)	6,616,979
108,815	AltaGas Ltd. (Utilities)	2,787,085
100,607	ARC Resources Ltd. (Energy)	1,861,724
88,830	Bank of Montreal (Financials)	7,428,699

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
181,148	Bank of Nova Scotia (The) (Financials)	$9,041,607
74,115	Brookfield Asset Management Ltd., Class A (Financials)(a)	3,021,241
80,387	Brookfield Corp. (Financials)	4,043,954
22,601	Cameco Corp. (Energy)	922,151
19,425	Canadian Apartment Properties REIT (Real Estate)	754,948
167,510	Canadian Imperial Bank of Commerce (Financials)	9,788,972
29,925	Canadian National Railway Co. (Industrials)	3,525,721
231,165	Canadian Natural Resources Ltd. (Energy)	8,366,707
43,826	Canadian Pacific Kansas City Ltd. (Industrials)	3,637,777
57,410	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	6,544,591
81,086	Canadian Utilities Ltd., Class A (Utilities)	2,045,575
514,658	Cenovus Energy, Inc. (Energy)	9,542,796
44,840	CGI, Inc. (Information Technology)*	5,051,424
7,134	Constellation Software, Inc. (Information Technology)	23,294,025
16,648	Descartes Systems Group, Inc. (The) (Information Technology)*	1,678,573
92,175	Dollarama, Inc. (Consumer Discretionary)	9,335,476
79,703	Element Fleet Management Corp. (Industrials)	1,652,902
64,080	Emera, Inc. (Utilities)	2,412,955
486,428	Empire Co. Ltd. (Consumer Staples)	13,563,320
213,587	Enbridge, Inc. (Energy)	8,592,608
9,552	Fairfax Financial Holdings Ltd. (Financials)	11,530,864
12,274	FirstService Corp. (Real Estate)	2,212,371
54,021	Fortis, Inc. (Utilities)	2,376,884
69,885	George Weston Ltd. (Consumer Staples)	11,365,678
17,113	Gildan Activewear, Inc. (Consumer Discretionary)	779,878
83,487	Great-West Lifeco, Inc. (Financials)(a)	2,744,184
68,728	Hydro One Ltd. (Utilities)(b)	2,336,064
61,757	iA Financial Corp., Inc. (Financials)	4,746,273
117,367	IGM Financial, Inc. (Financials)	3,455,480
67,998	Imperial Oil Ltd. (Energy)	5,120,977
14,807	Intact Financial Corp. (Financials)	2,786,496
112,212	Ivanhoe Mines Ltd., Class A (Materials)*	1,496,160
125,587	Keyera Corp. (Energy)	3,761,786
253,475	Kinross Gold Corp. (Materials)	2,290,726

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
132,297	Loblaw Cos. Ltd. (Consumer Staples)	$17,264,624
17,489	Magna International, Inc. (Consumer Discretionary)	734,986
398,820	Manulife Financial Corp. (Financials)	11,011,013
130,219	MEG Energy Corp. (Energy)*	2,593,269
50,898	Metro, Inc. (Consumer Staples)	3,197,199
84,611	National Bank of Canada (Financials)	7,752,634
109,938	Nutrien Ltd. (Materials)	5,324,172
26,114	Onex Corp. (Financials)	1,844,982
26,247	Open Text Corp. (Information Technology)(a)	835,074
192,465	Parkland Corp. (Energy)	5,208,086
143,185	Pembina Pipeline Corp. (Energy)	5,767,771
207,110	Power Corp. of Canada (Financials)	6,357,366
36,202	Quebecor, Inc., Class B (Communication Services)	899,040
19,391	RB Global, Inc. (Industrials)	1,670,410
47,578	Rogers Communications, Inc., Class B (Communication Services)	1,928,537
241,999	Royal Bank of Canada (Financials)	29,264,327
47,142	Saputo, Inc. (Consumer Staples)	1,048,300
76,077	Shopify, Inc., Class A (Information Technology)*	5,634,016
40,274	Stantec, Inc. (Industrials)	3,298,120
93,326	Sun Life Financial, Inc. (Financials)	5,086,795
250,187	Suncor Energy, Inc. (Energy)(a)	10,146,705
99,483	TC Energy Corp. (Energy)	4,607,478
59,313	TELUS Corp. (Communication Services)	958,074
4,946	TFI International, Inc. (Industrials)	731,946
17,356	Thomson Reuters Corp. (Industrials)	2,972,444
107,726	TMX Group Ltd. (Financials)	3,436,202
26,465	Toromont Industries Ltd. (Industrials)	2,369,528
248,448	Toronto-Dominion Bank (The) (Financials)	14,885,681
10,127	West Fraser Timber Co. Ltd. (Materials)	896,045
86,150	WSP Global, Inc. (Industrials)	14,360,571

		380,488,738

Chile – 0.0%
33,265	Antofagasta PLC (Materials)	810,105
70,692	Lundin Mining Corp. (Materials)	733,277

		1,543,382

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – 0.4%
1,469,037	BOC Hong Kong Holdings Ltd. (Financials)	$4,632,879
27,493	Prosus NV (Consumer Discretionary)*	1,020,386
496,279	SITC International Holdings Co. Ltd. (Industrials)	1,166,832
2,586,776	Wilmar International Ltd. (Consumer Staples)	6,231,521

		13,051,618

Denmark – 3.3%
14,184	Carlsberg AS, Class B (Consumer Staples)	1,667,071
5,834	Coloplast A/S, Class B (Health Care)	796,671
109,762	Danske Bank A/S (Financials)	3,430,368
127,167	Demant A/S (Health Care)*	5,389,680
13,943	Genmab A/S (Health Care)*	3,876,504
581,923	Novo Nordisk A/S, Class B (Health Care)	81,011,184
51,329	Novonesis (Novozymes) B, Class B (Materials)	3,564,831
59,742	Pandora A/S (Consumer Discretionary)	10,470,320
19,023	ROCKWOOL A/S, Class B (Industrials)	8,254,423
127,002	Tryg A/S (Financials)	2,834,580
32,486	Vestas Wind Systems A/S (Industrials)*	746,755
11,992	Zealand Pharma A/S (Health Care)*	1,577,614

		123,620,001

Finland – 0.9%
32,830	Elisa OYJ (Communication Services)	1,643,274
128,347	Kesko OYJ, Class B (Consumer Staples)	2,609,067
1,912,142	Nokia OYJ (Information Technology)	8,419,640
502,702	Nordea Bank Abp (Financials)	5,942,792
145,126	Orion OYJ, Class B (Health Care)	7,705,904
62,555	Sampo OYJ, Class A (Financials)	2,798,076
39,715	UPM-Kymmene OYJ (Materials)	1,344,314
105,871	Wartsila OYJ Abp (Industrials)	2,346,117

		32,809,184

France – 8.6%
78,580	Accor SA (Consumer Discretionary)	3,311,338
11,605	Aeroports de Paris SA (Industrials)	1,522,201
46,735	Air Liquide SA (Materials)	8,728,054
35,302	Airbus SE (Industrials)	5,424,503
30,193	Amundi SA (Financials)(b)	2,272,604
43,162	Arkema SA (Materials)	4,020,354

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
341,323	AXA SA (Financials)	$12,996,686
30,007	BioMerieux (Health Care)	3,477,586
156,099	BNP Paribas SA (Financials)	10,812,953
376,320	Bollore SE (Communication Services)	2,480,548
272,858	Bouygues SA (Industrials)	9,788,685
79,213	Bureau Veritas SA (Industrials)	2,616,399
30,384	Capgemini SE (Information Technology)	6,306,013
577,443	Carrefour SA (Consumer Staples)	9,319,128
144,996	Cie de Saint-Gobain SA (Industrials)	12,692,036
110,010	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	4,324,057
478,115	Credit Agricole SA (Financials)	7,491,191
75,648	Danone SA (Consumer Staples)	5,258,546
4,783	Dassault Aviation SA (Industrials)	1,031,331
29,839	Dassault Systemes (Information Technology)	1,165,256
127,491	Eiffage SA (Industrials)	13,378,163
209,813	Engie SA (Utilities)	3,699,617
37,340	EssilorLuxottica SA (Health Care)	8,853,243
75,359	Eurazeo SE (Financials)	5,947,484
15,042	Gecina SA REIT (Real Estate)	1,656,675
167,062	Getlink SE (Industrials)	3,016,987
5,537	Hermes International SCA (Consumer Discretionary)	13,293,603
95,942	Ipsen SA (Health Care)	11,649,949
71,519	Klepierre SA REIT (Real Estate)	2,142,189
224,468	La Francaise des Jeux SAEM (Consumer Discretionary)(b)	9,163,343
29,405	Legrand SA (Industrials)	3,293,899
44,777	L’Oreal SA (Consumer Staples)	19,656,958
41,792	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	31,192,841
372,853	Orange SA (Communication Services)	4,250,925
46,441	Publicis Groupe SA (Communication Services)	5,110,742
15,497	Renault SA (Consumer Discretionary)	736,749
236,273	Rexel SA (Industrials)	5,973,362
38,905	Safran SA (Industrials)	8,524,512
69,751	SEB SA (Consumer Discretionary)	7,303,822
115,627	Societe Generale SA (Financials)	2,793,969
9,236	Sodexo SA (Consumer Discretionary)(a)	822,978
36,571	Teleperformance SE (Industrials)	4,001,898
4,511	Thales SA (Industrials)	758,971

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
353,122	TotalEnergies SE (Energy)	$24,308,264
19,904	Unibail-Rodamco-Westfield REIT (Real Estate)*	1,596,421
78,827	Veolia Environnement SA (Utilities)	2,612,374
82,942	Vinci SA (Industrials)	9,929,095
434,845	Vivendi SE (Communication Services)	4,883,095

		325,591,597

Germany – 7.8%
46,260	adidas AG (Consumer Discretionary)	11,879,611
56,739	Allianz SE (Financials)	17,641,765
51,618	BASF SE (Materials)	2,619,685
323,067	Bayer AG (Health Care)	9,964,609
30,267	Bayerische Motoren Werke AG (Consumer Discretionary)	2,808,185
101,071	Bechtle AG (Information Technology)	4,356,434
35,508	Beiersdorf AG (Consumer Staples)	5,138,975
62,456	Brenntag SE (Industrials)	4,647,092
369,096	Commerzbank AG (Financials)	5,466,434
74,072	Continental AG (Consumer Discretionary)	5,007,970
8,313	CTS Eventim AG & Co. KGaA (Communication Services)	781,221
753,153	Deutsche Bank AG (Financials)	12,294,899
27,248	Deutsche Boerse AG (Financials)	6,119,632
1,500,910	Deutsche Lufthansa AG (Industrials)	9,782,077
316,926	Deutsche Post AG (Industrials)	13,751,579
434,668	Deutsche Telekom AG (Communication Services)	12,369,962
380,424	E.ON SE (Utilities)	5,394,183
213,023	Evonik Industries AG (Materials)	4,727,695
224,988	Fresenius Medical Care AG (Health Care)	8,681,512
244,152	Fresenius SE & Co. KGaA (Health Care)*	9,018,309
68,550	GEA Group AG (Industrials)	3,217,229
5,476	Hannover Rueck SE (Financials)	1,553,534
99,555	Heidelberg Materials AG (Materials)	10,541,492
19,494	Henkel AG & Co. KGaA (Consumer Staples)	1,621,581
65,204	Knorr-Bremse AG (Industrials)	5,366,163
161,587	Mercedes-Benz Group AG (Consumer Discretionary)	11,150,179
4,041	Merck KGaA (Health Care)	786,574
2,752	MTU Aero Engines AG (Industrials)	822,471

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
18,660	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	$10,106,376
88,177	Nemetschek SE (Information Technology)	9,199,099
116,063	Puma SE (Consumer Discretionary)	5,021,900
10,177	Rational AG (Industrials)	10,267,981
8,498	Rheinmetall AG (Industrials)	5,098,291
147,509	SAP SE (Information Technology)	32,283,286
23,017	Scout24 SE (Communication Services)(b)	1,760,497
83,758	Siemens AG (Industrials)	15,753,586
217,687	Siemens Energy AG (Industrials)*	6,276,952
16,771	Siemens Healthineers AG (Health Care)(b)	976,086
12,870	Symrise AG (Materials)	1,695,964
56,840	Talanx AG (Financials)	4,898,028
45,117	Vonovia SE (Real Estate)	1,557,130
181,019	Zalando SE (Consumer Discretionary)*(b)	4,696,674

		297,102,902

Hong Kong – 0.9%
278,216	AIA Group Ltd. (Financials)	1,977,729
103,000	CK Infrastructure Holdings Ltd. (Utilities)	764,538
84,000	CLP Holdings Ltd. (Utilities)	752,731
12,245	Futu Holdings Ltd. ADR (Financials)*	778,292
82,028	Hang Seng Bank Ltd. (Financials)	991,647
1,590,557	HKT Trust & HKT Ltd. (Communication Services)	2,020,719
1,006,636	Hong Kong & China Gas Co. Ltd. (Utilities)	819,463
172,842	Hong Kong Exchanges & Clearing Ltd. (Financials)	5,326,806
193,880	Jardine Matheson Holdings Ltd. (Industrials)	6,987,435
323,716	Power Assets Holdings Ltd. (Utilities)	2,259,671
682,000	Sino Land Co. Ltd. (Real Estate)	730,926
432,165	Techtronic Industries Co. Ltd. (Industrials)	5,822,848
9,565,996	WH Group Ltd. (Consumer Staples)(b)	6,965,650

		36,198,455

Ireland – 0.2%
29,931	AerCap Holdings NV (Industrials)	2,915,878
131,550	AIB Group PLC (Financials)	792,861
9,459	Kerry Group PLC, Class A (Consumer Staples)	950,692

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Ireland – (continued)
14,973	Kingspan Group PLC (Industrials)	$1,304,344

		5,963,775

Israel – 0.9%
77,180	Bank Hapoalim BM (Financials)	767,651
108,235	Bank Leumi Le-Israel BM (Financials)	1,041,920
21,577	Check Point Software Technologies Ltd. (Information Technology)*	4,153,573
870,668	ICL Group Ltd. (Materials)	3,962,709
297,951	Israel Discount Bank Ltd., Class A (Financials)	1,648,484
37,607	Mizrahi Tefahot Bank Ltd. (Financials)	1,435,857
4,097	Nice Ltd. (Information Technology)*	731,643
515,464	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	9,726,806
60,105	Wix.com Ltd. (Information Technology)*	10,014,695

		33,483,338

Italy – 3.0%
498,267	Banco BPM SpA (Financials)	3,388,613
87,220	Coca-Cola HBC AG (Consumer Staples)*	3,232,536
860,164	Enel SpA (Utilities)	6,535,324
574,904	Eni SpA (Energy)	9,337,970
18,364	Ferrari NV (Consumer Discretionary)	9,090,289
467,124	FinecoBank Banca Fineco SpA (Financials)	7,985,989
432,672	Generali (Financials)	11,915,651
252,122	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	3,019,581
1,991,297	Intesa Sanpaolo SpA (Financials)	8,297,590
274,346	Leonardo SpA (Industrials)	6,972,349
257,243	Mediobanca Banca di Credito Finanziario SpA (Financials)	4,352,288
91,063	Moncler SpA (Consumer Discretionary)	5,586,208
446,125	Poste Italiane SpA (Financials)(b)	6,197,391
100,558	Prysmian SpA (Industrials)	7,056,909
71,585	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	4,199,586
518,491	Snam SpA (Utilities)	2,572,874
198,864	Terna - Rete Elettrica Nazionale (Utilities)(a)	1,730,605
292,765	UniCredit SpA (Financials)	12,113,428

		113,585,181

Shares	Description	Value

Common Stocks – (continued)

Japan – 20.7%
203,412	Advantest Corp. (Information Technology)	$9,277,560
110,631	Aeon Co. Ltd. (Consumer Staples)(a)	2,772,518
38,425	AGC, Inc. (Industrials)	1,212,352
232,409	Aisin Corp. (Consumer Discretionary)	8,114,882
342,558	ANA Holdings, Inc. (Industrials)	6,929,739
118,913	Asahi Group Holdings Ltd. (Consumer Staples)	4,432,134
581,217	Asahi Kasei Corp. (Materials)	4,119,474
353,510	Asics Corp. (Consumer Discretionary)	6,981,340
249,277	Astellas Pharma, Inc. (Health Care)	3,110,719
34,646	Bandai Namco Holdings, Inc. (Consumer Discretionary)	744,054
49,985	Bridgestone Corp. (Consumer Discretionary)	1,950,584
365,744	Brother Industries Ltd. (Information Technology)	6,783,364
157,024	Canon, Inc. (Information Technology)	5,410,456
172,511	Capcom Co. Ltd. (Communication Services)	3,759,331
117,100	Central Japan Railway Co. (Industrials)	2,718,300
126,110	Chiba Bank Ltd. (The) (Financials)	1,060,985
82,808	Chubu Electric Power Co., Inc. (Utilities)	1,034,496
108,723	Chugai Pharmaceutical Co. Ltd. (Health Care)	5,513,620
324,772	Concordia Financial Group Ltd. (Financials)	1,831,241
23,831	Dai Nippon Printing Co. Ltd. (Industrials)	859,098
160,554	Dai-ichi Life Holdings, Inc. (Financials)	4,605,845
177,837	Daiichi Sankyo Co. Ltd. (Health Care)	7,460,104
12,014	Daikin Industries Ltd. (Industrials)	1,527,277
21,471	Daito Trust Construction Co. Ltd. (Real Estate)	2,654,291
23,963	Daiwa House Industry Co. Ltd. (Real Estate)	738,779
312,461	Daiwa Securities Group, Inc. (Financials)	2,304,750
54,417	Denso Corp. (Consumer Discretionary)	837,343
19,353	Disco Corp. (Information Technology)	5,670,128
98,225	East Japan Railway Co. (Industrials)	1,889,889
96,019	Eisai Co. Ltd. (Health Care)	4,035,165
1,699,223	ENEOS Holdings, Inc. (Energy)	9,213,534

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
25,306	Fast Retailing Co. Ltd. (Consumer Discretionary)	$8,107,722
19,065	Fuji Electric Co. Ltd. (Industrials)	1,141,242
153,449	FUJIFILM Holdings Corp. (Information Technology)	4,115,369
330,875	Fujitsu Ltd. (Information Technology)	6,084,391
82,931	Hamamatsu Photonics KK (Information Technology)	2,212,177
111,609	Hankyu Hanshin Holdings, Inc. (Industrials)	3,427,106
10,210	Hikari Tsushin, Inc. (Industrials)	2,149,917
545,365	Hitachi Ltd. (Industrials)	13,378,962
377,216	Honda Motor Co. Ltd. (Consumer Discretionary)	4,114,000
29,325	Hoshizaki Corp. (Industrials)	945,981
94,165	Hoya Corp. (Health Care)	13,319,104
143,441	Hulic Co. Ltd. (Real Estate)	1,484,110
29,608	Ibiden Co. Ltd. (Information Technology)(a)	1,027,094
1,086,350	Idemitsu Kosan Co. Ltd. (Energy)	7,901,134
406,993	Inpex Corp. (Energy)	6,064,155
84,660	Isuzu Motors Ltd. (Consumer Discretionary)	1,276,543
215,239	ITOCHU Corp. (Industrials)	11,391,310
553,299	Japan Airlines Co. Ltd. (Industrials)(a)	9,329,000
153,221	Japan Exchange Group, Inc. (Financials)	3,544,166
229,724	Japan Post Bank Co. Ltd. (Financials)	2,152,011
811,974	Japan Post Holdings Co. Ltd. (Financials)	7,915,917
349,551	Japan Post Insurance Co. Ltd. (Financials)	6,589,866
817	Japan Real Estate Investment Corp. REIT (Real Estate)	3,293,699
180,809	Japan Tobacco, Inc. (Consumer Staples)	5,219,190
443,448	JFE Holdings, Inc. (Materials)	6,136,793
101,329	Kajima Corp. (Industrials)	1,850,095
342,935	Kansai Electric Power Co., Inc. (The) (Utilities)	6,088,300
83,536	Kao Corp. (Consumer Staples)	3,754,975
91,869	Kawasaki Kisen Kaisha Ltd. (Industrials)	1,349,280
126,378	KDDI Corp. (Communication Services)	4,262,507
41,331	Keisei Electric Railway Co. Ltd. (Industrials)	1,306,026
13,066	Keyence Corp. (Information Technology)	6,246,518
101,155	Kikkoman Corp. (Consumer Staples)	1,141,428
291,832	Kirin Holdings Co. Ltd. (Consumer Staples)	4,414,409

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
45,827	Komatsu Ltd. (Industrials)	$1,276,565
8,500	Konami Group Corp. (Communication Services)	767,367
94,105	Kubota Corp. (Industrials)	1,315,227
249,178	Kyocera Corp. (Information Technology)	3,067,557
12,993	Lasertec Corp. (Information Technology)	2,505,707
160,790	M3, Inc. (Health Care)	1,554,839
34,690	Makita Corp. (Industrials)	1,160,026
446,997	Marubeni Corp. (Industrials)	7,634,913
392,136	MatsukiyoCocokara & Co. (Consumer Staples)	6,323,514
1,061,858	Mazda Motor Corp. (Consumer Discretionary)	8,911,716
95,450	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	4,202,016
107,403	MEIJI Holdings Co. Ltd. (Consumer Staples)	2,674,656
72,635	MINEBEA MITSUMI, Inc. (Industrials)	1,525,981
1,111,563	Mitsubishi Chemical Group Corp. (Materials)	6,479,823
458,175	Mitsubishi Corp. (Industrials)	9,481,002
166,115	Mitsubishi Electric Corp. (Industrials)	2,784,841
130,349	Mitsubishi Estate Co. Ltd. (Real Estate)	2,238,506
544,252	Mitsubishi HC Capital, Inc. (Financials)	3,919,153
413,270	Mitsubishi Heavy Industries Ltd. (Industrials)	5,513,389
1,238,709	Mitsubishi UFJ Financial Group, Inc. (Financials)	12,999,192
475,766	Mitsui & Co. Ltd. (Industrials)	10,204,438
28,800	Mitsui Chemicals, Inc. (Materials)	769,622
289,306	Mitsui Fudosan Co. Ltd. (Real Estate)	3,115,496
21,622	Mitsui OSK Lines Ltd. (Industrials)(a)	777,682
456,051	Mizuho Financial Group, Inc. (Financials)	9,424,522
664,834	MonotaRO Co. Ltd. (Industrials)	10,508,674
272,440	MS&AD Insurance Group Holdings, Inc. (Financials)	6,258,795
111,052	Murata Manufacturing Co. Ltd. (Information Technology)	2,313,250
113,208	NEC Corp. (Information Technology)	10,002,547
88,656	Nintendo Co. Ltd. (Communication Services)	4,811,371
676	Nippon Building Fund, Inc. REIT (Real Estate)	3,045,610
410	Nippon Prologis REIT, Inc. REIT (Real Estate)	724,797

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
49,349	Nippon Sanso Holdings Corp. (Materials)	$1,686,824
295,303	Nippon Steel Corp. (Materials)(a)	6,713,045
8,738,646	Nippon Telegraph & Telephone Corp. (Communication Services)	9,344,509
58,663	Nippon Yusen KK (Industrials)	2,124,446
7,180	Nitori Holdings Co. Ltd. (Consumer Discretionary)	1,071,046
27,340	Nitto Denko Corp. (Materials)	2,274,813
729,124	Nomura Holdings, Inc. (Financials)	4,247,903
55,097	Nomura Research Institute Ltd. (Information Technology)	1,857,946
161,087	Obayashi Corp. (Industrials)	2,062,197
12,347	Obic Co. Ltd. (Information Technology)	2,145,387
319,955	Olympus Corp. (Health Care)	5,844,032
228,755	Ono Pharmaceutical Co. Ltd. (Health Care)	3,387,217
15,668	Oracle Corp. Japan (Information Technology)	1,417,174
160,093	ORIX Corp. (Financials)	4,006,586
171,444	Osaka Gas Co. Ltd. (Utilities)	4,231,790
150,939	Otsuka Corp. (Information Technology)	3,592,971
153,733	Otsuka Holdings Co. Ltd. (Health Care)	9,031,504
82,153	Pan Pacific International Holdings Corp. (Consumer Discretionary)	2,092,121
779,597	Panasonic Holdings Corp. (Consumer Discretionary)	6,491,957
220,465	Rakuten Group, Inc. (Consumer Discretionary)*	1,564,854
355,569	Recruit Holdings Co. Ltd. (Industrials)	22,092,873
187,966	Renesas Electronics Corp. (Information Technology)	3,245,400
306,612	Resona Holdings, Inc. (Financials)	2,170,006
915,332	Ricoh Co. Ltd. (Information Technology)	9,555,336
131,215	Rohm Co. Ltd. (Information Technology)	1,644,637
78,351	SBI Holdings, Inc. (Financials)	1,919,964
24,695	SCREEN Holdings Co. Ltd. (Information Technology)	1,847,821
143,009	SCSK Corp. (Information Technology)	2,871,377
27,709	Secom Co. Ltd. (Industrials)	2,021,013
303,058	Seiko Epson Corp. (Information Technology)	5,641,556
178,384	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	2,714,259
130,626	Sekisui House Ltd. (Consumer Discretionary)	3,367,810

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
256,069	Seven & i Holdings Co. Ltd. (Consumer Staples)(a)	$3,690,538
110,289	Shimadzu Corp. (Information Technology)	3,669,862
3,900	Shimano, Inc. (Consumer Discretionary)	733,903
158,635	Shin-Etsu Chemical Co. Ltd. (Materials)	6,996,696
72,558	Shionogi & Co. Ltd. (Health Care)	3,392,070
334,201	Shiseido Co. Ltd. (Consumer Staples)	7,484,835
135,442	Shizuoka Financial Group, Inc. (Financials)	1,206,937
502,898	SoftBank Corp. (Communication Services)	7,038,949
66,234	SoftBank Group Corp. (Communication Services)	3,823,336
322,120	Sompo Holdings, Inc. (Financials)	7,588,143
64,936	Sony Group Corp. (Consumer Discretionary)	6,332,826
473,555	Subaru Corp. (Consumer Discretionary)	8,978,047
101,764	SUMCO Corp. (Information Technology)(a)	1,166,472
386,425	Sumitomo Corp. (Industrials)	9,145,431
468,451	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	7,748,801
172,379	Sumitomo Mitsui Financial Group, Inc. (Financials)	11,306,064
94,519	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	2,338,875
42,200	Sumitomo Realty & Development Co. Ltd. (Real Estate)	1,438,982
39,823	Suntory Beverage & Food Ltd. (Consumer Staples)	1,463,226
111,053	Suzuki Motor Corp. (Consumer Discretionary)	1,291,633
214,257	Sysmex Corp. (Health Care)	4,149,615
61,843	T&D Holdings, Inc. (Financials)	1,039,955
48,196	Taisei Corp. (Industrials)	2,185,627
260,490	Takeda Pharmaceutical Co. Ltd. (Health Care)	7,751,816
59,057	TDK Corp. (Information Technology)	3,993,917
70,967	Terumo Corp. (Health Care)	1,310,846
37,400	TIS, Inc. (Information Technology)	935,738
291,323	Tokio Marine Holdings, Inc. (Financials)	11,016,273
67,356	Tokyo Electron Ltd. (Information Technology)	11,937,238
232,278	Tokyo Gas Co. Ltd. (Utilities)	5,813,132
209,683	Tokyu Corp. (Industrials)	2,566,944
65,350	TOPPAN Holdings, Inc. (Industrials)	1,967,165

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
255,591	Toray Industries, Inc. (Materials)	$1,317,231
45,020	TOTO Ltd. (Industrials)	1,562,351
14,392	Toyota Industries Corp. (Industrials)	1,130,761
851,686	Toyota Motor Corp. (Consumer Discretionary)	16,141,118
462,460	Toyota Tsusho Corp. (Industrials)	8,869,335
147,566	Trend Micro, Inc. (Information Technology)	8,848,589
23,975	Unicharm Corp. (Consumer Staples)	836,297
69,314	West Japan Railway Co. (Industrials)	1,322,919
106,379	Yakult Honsha Co. Ltd. (Consumer Staples)	2,248,056
93,032	Yokogawa Electric Corp. (Information Technology)	2,611,963
171,302	Zensho Holdings Co. Ltd. (Consumer Discretionary)	8,943,634
379,684	ZOZO, Inc. (Consumer Discretionary)	12,107,227

		782,304,390

Jordan – 0.1%
113,711	Hikma Pharmaceuticals PLC (Health Care)	2,963,489

Luxembourg – 0.3%
304,798	ArcelorMittal (Materials)	7,142,357
42,969	Eurofins Scientific SE (Health Care)	2,456,123

		9,598,480

Netherlands – 4.1%
269,951	ABN AMRO Bank NV (Financials)(b)	4,628,550
3,133	Adyen NV (Financials)*(b)	4,608,865
614,546	Aegon Ltd. (Financials)	3,757,653
54,478	Akzo Nobel NV (Materials)	3,479,410
5,067	ASM International NV (Information Technology)	3,426,895
57,100	ASML Holding NV (Information Technology)	51,321,667
18,106	ASR Nederland NV (Financials)	886,838
31,124	BE Semiconductor Industries NV (Information Technology)	4,058,348
34,225	Euronext NV (Financials)(b)	3,659,563
107,997	EXOR NV (Financials)	12,025,919
52,094	Heineken Holding NV (Consumer Staples)	3,923,959
8,318	Heineken NV (Consumer Staples)(a)	750,019
8,200	IMCD NV (Industrials)	1,341,519
510,798	ING Groep NV (Financials)	9,269,210
67,967	JDE Peet’s NV (Consumer Staples)	1,558,822

Shares	Description	Value

Common Stocks – (continued)

Netherlands – (continued)
454,429	Koninklijke Ahold Delhaize NV (Consumer Staples)	$15,623,420
719,102	Koninklijke KPN NV (Communication Services)	2,939,534
56,025	Koninklijke Philips NV (Health Care)*	1,687,404
94,169	NN Group NV (Financials)	4,616,600
156,132	Randstad NV (Industrials)	7,526,424
58,151	Universal Music Group NV (Communication Services)	1,521,001
86,544	Wolters Kluwer NV (Industrials)	14,766,892

		157,378,512

New Zealand – 0.4%
231,849	Auckland International Airport Ltd. (Industrials)	1,100,253
231,286	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	5,151,466
361,730	Spark New Zealand Ltd. (Communication Services)	812,476
66,606	Xero Ltd. (Information Technology)*	6,455,251

		13,519,446

Norway – 0.4%
153,412	DNB Bank ASA (Financials)	3,245,750
121,096	Equinor ASA (Energy)	3,218,267
85,911	Gjensidige Forsikring ASA (Financials)	1,524,015
27,541	Kongsberg Gruppen ASA (Industrials)	2,917,336
53,731	Mowi ASA (Consumer Staples)	936,927
206,851	Orkla ASA (Consumer Staples)	1,839,595
19,274	Salmar ASA (Consumer Staples)	1,002,622
115,675	Telenor ASA (Communication Services)	1,436,081

		16,120,593

Poland – 0.2%
448,507	InPost SA (Industrials)*	8,270,901

Portugal – 0.2%
75,171	Galp Energia SGPS SA (Energy)	1,560,960
302,571	Jeronimo Martins SGPS SA (Consumer Staples)	5,606,494

		7,167,454

Singapore – 1.5%
712,990	CapitaLand Ascendas REIT REIT (Real Estate)	1,575,366
755,145	CapitaLand Integrated Commercial Trust REIT (Real Estate)	1,228,208
449,128	DBS Group Holdings Ltd. (Financials)	12,528,516
480,559	Keppel Ltd. (Industrials)	2,274,770

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
832,179	Oversea-Chinese Banking Corp. Ltd. (Financials)	$9,289,351
31,277	Sea Ltd. ADR (Communication Services)*	2,449,302
473,692	Singapore Airlines Ltd. (Industrials)(a)	2,282,240
1,249,678	Singapore Exchange Ltd. (Financials)	10,383,224
579,095	Singapore Technologies Engineering Ltd. (Industrials)	1,977,040
932,672	Singapore Telecommunications Ltd. (Communication Services)	2,239,644
131,090	STMicroelectronics NV (Information Technology)	4,174,630
253,605	United Overseas Bank Ltd. (Financials)	6,107,377

		56,509,668

Spain – 2.3%
212,610	ACS Actividades de Construccion y Servicios SA (Industrials)	9,677,104
9,665	Aena SME SA (Industrials)(b)	1,953,490
29,829	Amadeus IT Group SA (Consumer Discretionary)	2,012,101
1,170,061	Banco Bilbao Vizcaya Argentaria SA (Financials)	12,420,404
1,240,000	Banco de Sabadell SA (Financials)	2,666,878
3,025,648	Banco Santander SA (Financials)	15,057,516
613,717	CaixaBank SA (Financials)	3,709,107
254,791	Grifols SA (Health Care)*	2,825,924
602,936	Iberdrola SA (Utilities)	8,555,943
292,725	Industria de Diseno Textil SA (Consumer Discretionary)	15,870,376
145,444	Redeia Corp. SA (Utilities)	2,765,843
306,509	Repsol SA (Energy)	4,225,670
1,395,907	Telefonica SA (Communication Services)	6,325,763

		88,066,119

Sweden – 3.2%
39,750	AddTech AB, Class B (Industrials)	1,260,728
29,899	Alfa Laval AB (Industrials)	1,342,729
172,693	Assa Abloy AB, Class B (Industrials)	5,583,444
380,988	Atlas Copco AB, Class A (Industrials)	6,925,363
270,693	Atlas Copco AB, Class B (Industrials)	4,313,854
49,075	Epiroc AB, Class A (Industrials)	947,883
42,137	Epiroc AB, Class B (Industrials)	750,099
23,448	EQT AB (Financials)	784,901
55,619	Essity AB, Class B (Consumer Staples)	1,692,345
128,756	Fastighets AB Balder, Class B (Real Estate)*	1,012,119

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
465,929	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	$7,393,351
193,449	Hexagon AB, Class B (Information Technology)	1,983,463
70,998	Holmen AB, Class B (Materials)	2,913,201
123,817	Industrivarden AB, Class A (Financials)	4,463,856
129,777	Industrivarden AB, Class C (Financials)	4,668,588
57,377	Indutrade AB (Industrials)	1,808,588
44,115	Investment AB Latour, Class B (Industrials)	1,329,384
314,280	Investor AB, Class B (Financials)	9,370,935
77,921	L E Lundbergforetagen AB, Class B (Financials)	4,283,819
59,311	Lifco AB, Class B (Industrials)	1,986,541
72,736	Saab AB, Class B (Industrials)	1,721,316
109,210	Sandvik AB (Industrials)	2,328,007
193,236	Securitas AB, Class B (Industrials)	2,264,319
350,273	Skandinaviska Enskilda Banken AB, Class A (Financials)	5,404,207
102,264	Skanska AB, Class B (Industrials)	2,070,095
152,048	SKF AB, Class B (Industrials)	2,884,098
67,781	Svenska Cellulosa AB SCA, Class B (Materials)	943,503
322,453	Svenska Handelsbanken AB, Class A (Financials)	3,334,499
220,654	Swedbank AB, Class A (Financials)	4,727,338
84,412	Swedish Orphan Biovitrum AB (Health Care)*	2,637,682
102,392	Tele2 AB, Class B (Communication Services)	1,164,824
822,464	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	6,145,541
404,413	Telia Co. AB (Communication Services)	1,257,380
83,514	Trelleborg AB, Class B (Industrials)	3,263,658
75,462	Volvo AB, Class A (Industrials)	2,035,262
199,046	Volvo AB, Class B (Industrials)	5,298,434
2,873,137	Volvo Car AB, Class B (Consumer Discretionary)*	8,242,830

		120,538,184

Switzerland – 5.6%
181,551	ABB Ltd. (Industrials)	10,405,828
55,243	Adecco Group AG (Industrials)	1,877,787
131,350	Avolta AG (Consumer Discretionary)*	5,096,402
18,437	Baloise Holding AG (Financials)	3,565,928
23,104	Banque Cantonale Vaudoise (Financials)	2,475,283

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
42,908	Cie Financiere Richemont SA (Consumer Discretionary)	$6,769,092
125,464	Clariant AG (Materials)*	1,972,644
7,371	DSM-Firmenich AG (Materials)	1,003,553
5,924	EMS-Chemie Holding AG (Materials)	4,967,795
13,484	Geberit AG (Industrials)	8,597,848
943	Givaudan SA (Materials)	4,841,426
19,642	Helvetia Holding AG (Financials)	3,109,105
33,203	Kuehne + Nagel International AG (Industrials)	10,296,080
89,843	Logitech International SA (Information Technology)	8,134,527
2,964	Lonza Group AG (Health Care)	1,940,949
346,132	Novartis AG (Health Care)	41,660,675
8,732	Partners Group Holding AG (Financials)	12,566,176
90,830	Sandoz Group AG (Health Care)	3,993,116
9,915	Schindler Holding AG (Industrials)	2,681,941
9,456	Schindler Holding AG Participation Certificates (Industrials)	2,627,998
92,453	SGS SA (Industrials)	10,312,631
83,146	SIG Group AG (Materials)*	1,758,076
6,408	Sika AG (Materials)	2,054,306
16,099	Sonova Holding AG (Health Care)	5,612,687
51,151	Straumann Holding AG (Health Care)	7,563,077
11,082	Swatch Group AG (The) – Bearer (Consumer Discretionary)	2,322,328
46,872	Swatch Group AG (The) – Registered (Consumer Discretionary)(a)	1,955,647
8,358	Swiss Life Holding AG (Financials)	6,757,720
18,766	Swiss Prime Site AG (Real Estate)	2,114,479
2,894	Swisscom AG (Communication Services)	1,829,962
21,730	Temenos AG (Information Technology)	1,513,634
528,623	UBS Group AG (Financials)	16,180,493
7,815	VAT Group AG (Industrials)(b)	4,027,012
19,597	Zurich Insurance Group AG (Financials)	11,350,069

		213,936,274

United Kingdom – 10.1%
272,644	3i Group PLC (Financials)	11,391,072
217,281	Admiral Group PLC (Financials)	8,332,689
123,125	Associated British Foods PLC (Consumer Staples)	4,029,245
218,287	AstraZeneca PLC (Health Care)	38,080,953

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
1,155,766	Auto Trader Group PLC (Communication Services)(b)	$12,926,400
774,971	Aviva PLC (Financials)	5,139,381
365,529	BAE Systems PLC (Industrials)	6,547,806
2,855,481	Barclays PLC (Financials)	8,571,434
533,635	Barratt Developments PLC (Consumer Discretionary)	3,557,146
77,198	Berkeley Group Holdings PLC (Consumer Discretionary)	5,056,642
271,759	British American Tobacco PLC (Consumer Staples)	10,129,040
98,334	Bunzl PLC (Industrials)	4,574,937
5,972,492	Centrica PLC (Utilities)	10,106,038
1,517,464	CK Hutchison Holdings Ltd. (Industrials)	8,374,805
41,290	Coca-Cola Europacific Partners PLC (Consumer Staples)	3,323,432
182,830	Compass Group PLC (Consumer Discretionary)	5,764,423
98,248	DCC PLC (Industrials)	6,914,509
88,233	Diageo PLC (Consumer Staples)	2,867,117
83,868	Halma PLC (Information Technology)	2,872,426
707,674	Hargreaves Lansdown PLC (Financials)	10,332,976
2,761,222	HSBC Holdings PLC (Financials)	24,194,124
214,982	Imperial Brands PLC (Consumer Staples)	6,159,376
398,517	Informa PLC (Communication Services)	4,368,084
43,546	InterContinental Hotels Group PLC (Consumer Discretionary)	4,340,350
48,982	Intertek Group PLC (Industrials)	3,186,543
1,696,706	J Sainsbury PLC (Consumer Staples)	6,520,218
4,229,516	JD Sports Fashion PLC (Consumer Discretionary)	7,668,148
2,403,405	Kingfisher PLC (Consumer Discretionary)	8,976,957
142,607	Land Securities Group PLC REIT (Real Estate)	1,179,817
1,481,160	Legal & General Group PLC (Financials)	4,356,525
8,754,209	Lloyds Banking Group PLC (Financials)	6,730,555
47,445	London Stock Exchange Group PLC (Financials)	6,391,348
1,436,961	M&G PLC (Financials)	4,049,001
190,683	National Grid PLC (Utilities)	2,502,544
1,217,598	NatWest Group PLC (Financials)	5,523,989
72,472	Next PLC (Consumer Discretionary)	9,681,792
176,957	Pearson PLC (Consumer Discretionary)	2,455,895

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
39,614	Persimmon PLC (Consumer Discretionary)	$855,911
338,213	Phoenix Group Holdings PLC (Financials)	2,513,628
21,762	Reckitt Benckiser Group PLC (Consumer Staples)	1,248,707
333,829	RELX PLC (Industrials)	15,526,828
972,657	Rolls-Royce Holdings PLC (Industrials)*	6,345,555
659,110	Sage Group PLC (The) (Information Technology)	8,757,642
457,001	Schroders PLC (Financials)	2,056,502
270,870	Smith & Nephew PLC (Health Care)	4,166,875
196,158	Smiths Group PLC (Industrials)	4,645,569
16,565	Spirax Group PLC (Industrials)	1,675,244
128,377	SSE PLC (Utilities)	3,183,737
463,951	Standard Chartered PLC (Financials)	4,752,374
1,672,084	Taylor Wimpey PLC (Consumer Discretionary)	3,539,134
1,986,655	Tesco PLC (Consumer Staples)	9,234,973
199,213	Unilever PLC (Consumer Staples)	12,844,682
10,875,971	Vodafone Group PLC (Communication Services)	10,637,408
82,945	Whitbread PLC (Consumer Discretionary)	3,144,953
779,780	Wise PLC, Class A (Financials)*	7,219,901
193,477	WPP PLC (Communication Services)	1,841,476

		381,368,836

United States – 6.5%
36,222	Alcon, Inc. (Health Care)	3,513,549
2,509,042	BP PLC (Energy)	14,159,506
31,552	BRP, Inc. (Consumer Discretionary)	2,288,178
30,547	CSL Ltd. (Health Care)	6,366,243
6,041	CyberArk Software Ltd. (Information Technology)*	1,732,196
160,119	Experian PLC (Industrials)	7,752,479
76,661	Ferrovial SE (Industrials)	3,202,470
774,760	GSK PLC (Health Care)	16,872,049
199,343	Haleon PLC (Consumer Staples)	1,000,789
120,649	Holcim AG (Materials)*	11,620,527
109,064	James Hardie Industries PLC CDI (Materials)*	4,075,917
22,468	Monday.com Ltd. (Information Technology)*	5,974,017
371,169	Nestle SA (Consumer Staples)	39,818,260
85,496	QIAGEN NV (Health Care)*	3,924,537
116,254	Roche Holding AG (Health Care)	39,351,934
14,364	Roche Holding AG (Health Care)(a)	5,221,118
132,979	Sanofi SA (Health Care)	14,896,087

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
67,161	Schneider Electric SE (Industrials)	$17,076,024
862,681	Shell PLC (Energy)	30,396,611
299,786	Stellantis NV (Consumer Discretionary)	5,023,293
51,017	Swiss Re AG (Financials)	6,957,000
305,916	Tenaris SA (Energy)	4,461,300

		245,684,084

TOTAL COMMON STOCKS
(Cost $2,895,370,413)		3,763,387,333

Shares	Description	Rate	Value

Preferred Stocks – 0.2%

Germany – 0.2%
13,714	Bayerische Motoren Werke AG (Consumer Discretionary)	7.73%	1,187,079
16,594	Henkel AG & Co. KGaA (Consumer Staples)	2.23	1,520,128
48,724	Porsche Automobil Holding SE (Consumer Discretionary)	6.25	2,193,440

TOTAL PREFERRED STOCKS
(Cost $4,816,004)			4,900,647

Units	Description	Expiration Month	Value

Warrant – 0.0%

Canada – 0.0%
8,722	Constellation Software, Inc. (Information Technology)*(c)

(Cost $0)		08/28	—

Shares	Dividend Rate	Value

Investment Company – 0.4%(d)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
14,915,804	5.120%	14,915,804

(Cost $14,915,804)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,915,102,221)		3,783,203,784

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.4%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
54,806,952	5.183%	$54,806,952

(Cost $54,806,952)

TOTAL INVESTMENTS – 101.4% (Cost $2,969,909,173)		$3,838,010,736

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(51,474,916)

NET ASSETS – 100.0%		$3,786,535,820

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini MSCI EAFE Index Future	129	09/20/24	$15,857,325	$654,081

Sector Name	% of Market Value

Financials	22.8%
Industrials	17.1
Health Care	12.3
Consumer Discretionary	11.0
Information Technology	9.2
Consumer Staples	8.4
Materials	5.5
Energy	4.9
Communication Services	3.7
Utilities	2.2
Real Estate	1.1
Investment Company	0.4
Securities Lending Reinvestment Vehicle	1.4

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 4.8%
2,820	Capcom Co. Ltd. (Japan)	$61,453
365	Dentsu Group, Inc. (Japan)	11,223
5,570	KDDI Corp. (Japan)	187,866
406	Konami Group Corp. (Japan)	36,653
4,027	Nintendo Co. Ltd. (Japan)	218,546
173,679	Nippon Telegraph & Telephone Corp. (Japan)	185,721
17,566	SoftBank Corp. (Japan)	245,867
3,392	SoftBank Group Corp. (Japan)	195,802

		1,143,131

Consumer Discretionary – 17.8%
5,036	Aisin Corp. (Japan)	175,839
5,900	Asics Corp. (Japan)	116,517
2,978	Bandai Namco Holdings, Inc. (Japan)	63,955
2,641	Bridgestone Corp. (Japan)	103,061
6,008	Denso Corp. (Japan)	92,448
893	Fast Retailing Co. Ltd. (Japan)	286,106
21,036	Honda Motor Co. Ltd. (Japan)	229,423
1,820	Isuzu Motors Ltd. (Japan)	27,443
24,093	Mazda Motor Corp. (Japan)	202,202
1,675	McDonald’s Holdings Co. Japan Ltd. (Japan)	73,739
7,489	Nissan Motor Co. Ltd. (Japan)	21,885
453	Nitori Holdings Co. Ltd. (Japan)	67,574
2,268	Oriental Land Co. Ltd. (Japan)	62,119
3,130	Pan Pacific International Holdings Corp. (Japan)	79,709
22,265	Panasonic Holdings Corp. (Japan)	185,408
1,200	Rakuten Group, Inc. (Japan)*	8,518
4,659	Sekisui Chemical Co. Ltd. (Japan)	70,890
3,914	Sekisui House Ltd. (Japan)	100,911
164	Shimano, Inc. (Japan)	30,862
5,598	Sony Group Corp. (Japan)	545,940
8,822	Subaru Corp. (Japan)	167,255
11,052	Sumitomo Electric Industries Ltd. (Japan)	182,815
6,444	Suzuki Motor Corp. (Japan)	74,949
51,669	Toyota Motor Corp. (Japan)	979,229
5,667	Yamaha Motor Co. Ltd. (Japan)	49,312
1,890	Zensho Holdings Co. Ltd. (Japan)	98,676
3,628	ZOZO, Inc. (Japan)	115,688

		4,212,473

Consumer Staples – 5.2%
4,086	Aeon Co. Ltd. (Japan)	102,399
2,052	Ajinomoto Co., Inc. (Japan)	78,878
2,343	Asahi Group Holdings Ltd. (Japan)	87,328
7,494	Japan Tobacco, Inc. (Japan)	216,320
2,372	Kao Corp. (Japan)	106,622
2,870	Kikkoman Corp. (Japan)	32,385
6,614	Kirin Holdings Co. Ltd. (Japan)	100,047
5,218	MatsukiyoCocokara & Co. (Japan)	84,145

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
1,919	MEIJI Holdings Co. Ltd. (Japan)	$47,789
1,186	Nissin Foods Holdings Co. Ltd. (Japan)	31,026
11,641	Seven & i Holdings Co. Ltd. (Japan)	167,773
2,865	Shiseido Co. Ltd. (Japan)	64,165
1,164	Suntory Beverage & Food Ltd. (Japan)	42,769
1,078	Unicharm Corp. (Japan)	37,603
2,242	Yakult Honsha Co. Ltd. (Japan)	47,379

		1,246,628

Energy – 2.6%
53,566	ENEOS Holdings, Inc. (Japan)	290,446
32,585	Idemitsu Kosan Co. Ltd. (Japan)	236,994
6,808	Inpex Corp. (Japan)	101,438

		628,878

Financials – 16.6%
2,748	Chiba Bank Ltd. (The) (Japan)	23,120
10,036	Concordia Financial Group Ltd. (Japan)(a)	56,589
5,923	Dai-ichi Life Holdings, Inc. (Japan)	169,914
13,736	Daiwa Securities Group, Inc. (Japan)	101,318
6,226	Japan Exchange Group, Inc. (Japan)	144,014
8,389	Japan Post Bank Co. Ltd. (Japan)	78,587
15,344	Japan Post Holdings Co. Ltd. (Japan)	149,588
9,294	Japan Post Insurance Co. Ltd. (Japan)	175,214
14,789	Mitsubishi HC Capital, Inc. (Japan)	106,496
63,318	Mitsubishi UFJ Financial Group, Inc. (Japan)	664,468
16,544	Mizuho Financial Group, Inc. (Japan)	341,890
10,664	MS&AD Insurance Group Holdings, Inc. (Japan)	244,985
20,815	Nomura Holdings, Inc. (Japan)	121,269
6,757	ORIX Corp. (Japan)	169,105
7,385	Resona Holdings, Inc. (Japan)	52,266
2,254	SBI Holdings, Inc. (Japan)	55,234
3,620	Shizuoka Financial Group, Inc. (Japan)	32,258
9,268	Sompo Holdings, Inc. (Japan)	218,325
7,149	Sumitomo Mitsui Financial Group, Inc. (Japan)	468,892
3,446	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	85,271
4,131	T&D Holdings, Inc. (Japan)	69,467
11,069	Tokio Marine Holdings, Inc. (Japan)	418,570

		3,946,840

Health Care – 7.5%
6,902	Astellas Pharma, Inc. (Japan)	86,130

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
3,762	Chugai Pharmaceutical Co. Ltd. (Japan)	$190,781
8,747	Daiichi Sankyo Co. Ltd. (Japan)	366,929
1,388	Eisai Co. Ltd. (Japan)	58,330
1,908	Hoya Corp. (Japan)	269,876
6,301	Olympus Corp. (Japan)	115,089
3,134	Ono Pharmaceutical Co. Ltd. (Japan)	46,406
3,576	Otsuka Holdings Co. Ltd. (Japan)	210,083
1,201	Shionogi & Co. Ltd. (Japan)	56,146
3,369	Sysmex Corp. (Japan)	65,249
8,204	Takeda Pharmaceutical Co. Ltd. (Japan)	244,139
3,978	Terumo Corp. (Japan)	73,478

		1,782,636

Industrials – 20.6%
907	AGC, Inc. (Japan)	28,617
3,945	ANA Holdings, Inc. (Japan)	79,805
3,129	Central Japan Railway Co. (Japan)	72,635
336	Dai Nippon Printing Co. Ltd. (Japan)	12,113
996	Daifuku Co. Ltd. (Japan)	19,208
901	Daikin Industries Ltd. (Japan)	114,539
2,472	East Japan Railway Co. (Japan)	47,562
2,387	FANUC Corp. (Japan)	70,280
728	Fuji Electric Co. Ltd. (Japan)	43,579
2,238	Hankyu Hanshin Holdings, Inc. (Japan)	68,721
157	Hikari Tsushin, Inc. (Japan)	33,059
1,425	Hitachi Construction Machinery Co. Ltd. (Japan)	34,743
26,760	Hitachi Ltd. (Japan)	656,480
323	Hoshizaki Corp. (Japan)	10,420
7,278	ITOCHU Corp. (Japan)	385,181
5,546	Japan Airlines Co. Ltd. (Japan)	93,509
3,063	Kajima Corp. (Japan)	55,925
3,161	Kawasaki Kisen Kaisha Ltd. (Japan)	46,426
3,975	Komatsu Ltd. (Japan)	110,728
2,597	Kubota Corp. (Japan)	36,296
1,265	Makita Corp. (Japan)	42,301
9,463	Marubeni Corp. (Japan)	161,632
1,804	MINEBEA MITSUMI, Inc. (Japan)	37,900
20,342	Mitsubishi Corp. (Japan)	420,936
10,101	Mitsubishi Electric Corp. (Japan)	169,339
17,620	Mitsubishi Heavy Industries Ltd. (Japan)	235,066
15,066	Mitsui & Co. Ltd. (Japan)	323,142
913	Mitsui OSK Lines Ltd. (Japan)(a)	32,838
5,278	MonotaRO Co. Ltd. (Japan)	83,427
528	NIDEC Corp. (Japan)	21,562
1,768	Nippon Yusen KK (Japan)	64,027
3,823	Obayashi Corp. (Japan)	48,941
7,735	Recruit Holdings Co. Ltd. (Japan)	480,605
717	Secom Co. Ltd. (Japan)	52,296

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
190	SMC Corp. (Japan)	$87,428
8,205	Sumitomo Corp. (Japan)	194,186
743	Taisei Corp. (Japan)	33,694
3,480	Tokyu Corp. (Japan)	42,602
1,276	TOPPAN Holdings, Inc. (Japan)	38,410
570	TOTO Ltd. (Japan)	19,781
578	Toyota Industries Corp. (Japan)	45,413
9,155	Toyota Tsusho Corp. (Japan)	175,580
1,148	West Japan Railway Co. (Japan)	21,911
1,471	Yaskawa Electric Corp. (Japan)	48,695

		4,901,538

Information Technology – 15.7%
4,673	Advantest Corp. (Japan)	213,134
7,344	Brother Industries Ltd. (Japan)	136,207
6,329	Canon, Inc. (Japan)	218,073
642	Disco Corp. (Japan)	188,096
4,656	FUJIFILM Holdings Corp. (Japan)	124,870
10,090	Fujitsu Ltd. (Japan)	185,543
1,103	Hamamatsu Photonics KK (Japan)	29,422
757	Ibiden Co. Ltd. (Japan)	26,260
870	Keyence Corp. (Japan)	415,925
200	Kokusai Electric Corp. (Japan)	5,378
5,168	Kyocera Corp. (Japan)	63,622
448	Lasertec Corp. (Japan)	86,397
7,386	Murata Manufacturing Co. Ltd. (Japan)	153,853
2,506	NEC Corp. (Japan)	221,419
1,893	Nomura Research Institute Ltd. (Japan)	63,834
1,914	NTT Data Group Corp. (Japan)	29,090
127	Obic Co. Ltd. (Japan)	22,067
212	Omron Corp. (Japan)	8,774
201	Oracle Corp. Japan (Japan)	18,180
2,468	Otsuka Corp. (Japan)	58,749
8,283	Renesas Electronics Corp. (Japan)	143,013
21,452	Ricoh Co. Ltd. (Japan)	223,942
787	SCREEN Holdings Co. Ltd. (Japan)	58,888
3,247	SCSK Corp. (Japan)	65,194
4,606	Seiko Epson Corp. (Japan)	85,743
1,730	Shimadzu Corp. (Japan)	57,566
2,115	SUMCO Corp. (Japan)	24,243
2,352	TDK Corp. (Japan)	159,061
1,397	TIS, Inc. (Japan)	34,953
2,502	Tokyo Electron Ltd. (Japan)	443,420
1,559	Trend Micro, Inc. (Japan)	93,483
2,696	Yokogawa Electric Corp. (Japan)	75,693

		3,734,092

Materials – 5.1%
13,206	Asahi Kasei Corp. (Japan)	93,600
12,861	JFE Holdings, Inc. (Japan)	177,981
29,874	Mitsubishi Chemical Group Corp. (Japan)	174,149
733	Mitsui Chemicals, Inc. (Japan)	19,588

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
1,668	Nippon Sanso Holdings Corp. (Japan)	$57,015
8,936	Nippon Steel Corp. (Japan)	203,140
875	Nitto Denko Corp. (Japan)	72,804
8,104	Shin-Etsu Chemical Co. Ltd. (Japan)	357,432
292	Sumitomo Metal Mining Co. Ltd. (Japan)	8,190
6,921	Toray Industries, Inc. (Japan)	35,668

		1,199,567

Real Estate – 1.8%
460	Daito Trust Construction Co. Ltd. (Japan)	56,866
1,923	Daiwa House Industry Co. Ltd. (Japan)	59,286
3,839	Hulic Co. Ltd. (Japan)	39,720
10	Japan Real Estate Investment Corp. REIT (Japan)	40,315
3,297	Mitsubishi Estate Co. Ltd. (Japan)	56,620
9,272	Mitsui Fudosan Co. Ltd. (Japan)	99,849
9	Nippon Building Fund, Inc. REIT (Japan)	40,548
5	Nippon Prologis REIT, Inc. REIT (Japan)	8,839
118	Nomura Real Estate Holdings, Inc. (Japan)	3,383
498	Sumitomo Realty & Development Co. Ltd. (Japan)	16,981

		422,407

Utilities – 2.1%
3,193	Chubu Electric Power Co., Inc. (Japan)	39,889
11,328	Kansai Electric Power Co., Inc. (The) (Japan)	201,112
4,057	Osaka Gas Co. Ltd. (Japan)	100,140
1,180	Tokyo Electric Power Co. Holdings, Inc. (Japan)*	5,631

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
6,403	Tokyo Gas Co. Ltd. (Japan)	$160,245

		507,017

TOTAL COMMON STOCKS (Cost $18,820,861)		23,725,207

Shares	Dividend Rate	Value

Investment Company – 0.3%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
63,992	5.120%	63,992
(Cost $63,992)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $18,884,853)		23,789,199

Securities Lending Reinvestment Vehicle – 0.3%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
79,131	5.183%	79,131
(Cost $79,131)

TOTAL INVESTMENTS – 100.4% (Cost $18,963,984)		$23,868,330

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(106,516)

NET ASSETS – 100.0%		$23,761,814

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Topix Index Future	1	09/12/24	$18,650	$(580)

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 8.9%
1,467,688	Alphabet, Inc., Class A	$239,790,865
1,342,645	Alphabet, Inc., Class C	221,684,116
1,959,544	AT&T, Inc.	38,994,926
46,729	Charter Communications, Inc., Class A*	16,240,197
1,022,931	Comcast Corp., Class A	40,477,380
196,166	Electronic Arts, Inc.	29,781,922
489,770	Interpublic Group of Cos., Inc. (The)	15,971,400
35,863	Live Nation Entertainment, Inc.*	3,502,739
602,305	Meta Platforms, Inc., Class A	313,987,619
60,458	Netflix, Inc.*	42,402,218
186,115	Omnicom Group, Inc.	18,691,529
957,978	Pinterest, Inc., Class A*	30,693,615
63,020	ROBLOX Corp., Class A*	2,772,250
47,509	Take-Two Interactive Software, Inc.*	7,682,680
158,418	T-Mobile US, Inc.	31,480,825
759,824	Verizon Communications, Inc.	31,745,447
237,353	Walt Disney Co. (The)	21,451,964
3,866,115	Warner Bros Discovery, Inc.*	30,310,342

		1,137,662,034

Consumer Discretionary – 10.6%
2,153,021	Amazon.com, Inc.*	384,314,248
10,142	AutoZone, Inc.*	32,266,570
303,438	Best Buy Co., Inc.	30,465,175
12,932	Booking Holdings, Inc.	50,554,162
1,276,431	Carnival Corp.*	21,061,112
241,864	Chipotle Mexican Grill, Inc.*	13,563,733
119,222	D.R. Horton, Inc.	22,504,345
99,863	Darden Restaurants, Inc.	15,793,333
34,484	Deckers Outdoor Corp.*	33,080,156
47,904	Domino’s Pizza, Inc.	19,842,316
46,529	DoorDash, Inc., Class A*	5,988,748
223,969	eBay, Inc.	13,236,568
152,227	Expedia Group, Inc.*	21,173,253
1,315,642	Ford Motor Co.	14,722,034
70,651	Garmin Ltd.	12,949,622
59,970	Genuine Parts Co.	8,591,302
77,502	Hilton Worldwide Holdings, Inc.	17,022,539
269,549	Home Depot, Inc. (The)	99,328,806
90,774	Las Vegas Sands Corp.	3,539,278
232,222	Lennar Corp., Class A	42,278,337
582,553	LKQ Corp.	24,228,379
197,494	Lowe’s Cos., Inc.	49,077,259
47,595	Marriott International, Inc., Class A	11,170,071
85,946	McDonald’s Corp.	24,809,172
294,471	NIKE, Inc., Class B	24,535,324
1,206	NVR, Inc.*	11,061,987
32,682	O’Reilly Automotive, Inc.*	36,929,680
22,055	Pool Corp.	7,754,979
299,740	PulteGroup, Inc.	39,460,771
79,801	Ross Stores, Inc.	12,018,829
76,094	Royal Caribbean Cruises Ltd.*	12,526,594
341,406	Tesla, Inc.*	73,098,439
447,025	TJX Cos., Inc. (The)	52,422,622
90,078	Tractor Supply Co.	24,100,369

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
79,048	Ulta Beauty, Inc.*	27,891,296
128,935	Williams-Sonoma, Inc.	17,319,839
251,217	Yum! Brands, Inc.	33,894,198

		1,344,575,445

Consumer Staples – 6.7%
397,441	Altria Group, Inc.	21,370,403
377,713	Archer-Daniels-Midland Co.	23,036,716
193,615	Bunge Global SA	19,628,689
156,736	Church & Dwight Co., Inc.	15,968,264
131,551	Clorox Co. (The)	20,825,839
631,215	Coca-Cola Co. (The)	45,744,151
495,808	Colgate-Palmolive Co.	52,803,552
697,966	Conagra Brands, Inc.	21,776,539
42,281	Constellation Brands, Inc., Class A	10,177,460
125,082	Costco Wholesale Corp.	111,620,675
41,560	Dollar General Corp.	3,448,233
96,385	Dollar Tree, Inc.*	8,143,569
106,049	Estee Lauder Cos., Inc. (The), Class A	9,720,451
83,556	General Mills, Inc.	6,040,263
53,117	Hershey Co. (The)	10,254,768
20,403	J M Smucker Co. (The)	2,339,816
84,629	Kellanova	6,821,944
333,790	Kenvue, Inc.	7,326,691
208,262	Keurig Dr Pepper, Inc.	7,624,472
134,505	Kimberly-Clark Corp.	19,457,493
259,910	Kraft Heinz Co. (The)	9,208,611
952,171	Kroger Co. (The)	50,665,019
160,650	Mondelez International, Inc., Class A	11,536,276
136,070	Monster Beverage Corp.*	6,412,979
287,088	PepsiCo, Inc.	49,631,773
332,103	Philip Morris International, Inc.	40,944,979
464,763	Procter & Gamble Co. (The)	79,725,445
363,119	Sysco Corp.	28,312,388
177,418	Target Corp.	27,254,953
105,556	Tyson Foods, Inc., Class A	6,788,306
1,507,570	Walmart, Inc.	116,429,631

		851,040,348

Energy – 3.0%
127,597	APA Corp.	3,635,239
46,761	Cheniere Energy, Inc.	8,662,943
176,113	Chevron Corp.	26,055,918
142,741	ConocoPhillips	16,242,498
145,989	Coterra Energy, Inc.	3,551,912
76,926	Devon Energy Corp.	3,444,746
40,976	Diamondback Energy, Inc.	7,994,827
100,262	EOG Resources, Inc.	12,915,751
834,017	Exxon Mobil Corp.	98,363,965
143,277	Halliburton Co.	4,454,482
1,228,837	Kinder Morgan, Inc.	26,506,014
420,171	Marathon Oil Corp.	12,037,899
199,815	Marathon Petroleum Corp.	35,391,233
93,061	Occidental Petroleum Corp.	5,302,616
213,500	ONEOK, Inc.	19,718,860
137,842	Ovintiv, Inc.	5,903,773

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
165,989	Phillips 66	23,289,917
86,512	Targa Resources Corp.	12,708,613
207,585	Valero Energy Corp.	30,458,947
576,596	Williams Cos., Inc. (The)	26,390,799

		383,030,952

Financials – 13.1%
169,118	Aflac, Inc.	18,663,863
63,539	Allstate Corp. (The)	12,005,059
124,640	American Express Co.	32,238,136
376,882	American International Group, Inc.	29,038,758
88,184	Ameriprise Financial, Inc.	39,633,417
41,322	Aon PLC, Class A	14,203,198
225,664	Apollo Global Management, Inc.	26,116,095
205,727	Arch Capital Group Ltd.*	23,265,666
54,585	Ares Management Corp., Class A	7,991,244
83,006	Arthur J Gallagher & Co.	24,285,065
1,119,030	Bank of America Corp.	45,600,473
588,641	Bank of New York Mellon Corp. (The)	40,157,089
311,831	Berkshire Hathaway, Inc., Class B*	148,406,610
16,619	BlackRock, Inc.	14,987,180
52,296	Blackstone, Inc.	7,444,859
184,418	Brown & Brown, Inc.	19,387,864
266,594	Capital One Financial Corp.	39,170,656
90,343	Cboe Global Markets, Inc.	18,556,452
75,252	Charles Schwab Corp. (The)	4,898,905
93,656	Chubb Ltd.	26,615,162
102,597	Cincinnati Financial Corp.	14,058,867
542,415	Citigroup, Inc.	33,976,876
211,940	Citizens Financial Group, Inc.	9,124,017
65,456	CME Group, Inc.	14,121,478
38,918	Coinbase Global, Inc., Class A*	7,136,005
21,600	Corpay, Inc.*	6,815,880
190,963	Discover Financial Services	26,488,478
37,085	Everest Group Ltd.	14,546,220
31,968	FactSet Research Systems, Inc.	13,517,349
41,231	Fidelity National Information Services, Inc.	3,399,496
64,921	Fifth Third Bancorp	2,771,478
7,374	First Citizens BancShares, Inc., Class A	14,974,382
140,244	Fiserv, Inc.*	24,486,602
53,176	Global Payments, Inc.	5,903,068
250,431	Hartford Financial Services Group, Inc. (The)	29,075,039
251,873	Huntington Bancshares, Inc.	3,770,539
156,289	Intercontinental Exchange, Inc.	25,248,488
94,531	Jack Henry & Associates, Inc.	16,356,699
604,695	JPMorgan Chase & Co.	135,935,436
167,298	KeyCorp	2,854,104
99,530	KKR & Co., Inc.	12,318,828
279,247	Loews Corp.	22,881,499
60,693	LPL Financial Holdings, Inc.	13,615,868
34,157	M&T Bank Corp.	5,878,761
9,859	Markel Group, Inc.*	15,781,104
172,537	Marsh & McLennan Cos., Inc.	39,253,893

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
207,842	Mastercard, Inc., Class A	100,458,352
90,133	MetLife, Inc.	6,983,505
86,229	Moody’s Corp.	42,057,333
208,565	Morgan Stanley	21,609,420
83,184	Nasdaq, Inc.	5,995,903
192,368	Northern Trust Corp.	17,545,885
131,935	PayPal Holdings, Inc.*	9,556,052
46,004	PNC Financial Services Group, Inc. (The)	8,514,880
290,282	Principal Financial Group, Inc.	23,634,760
107,291	Progressive Corp. (The)	27,058,790
143,176	Prudential Financial, Inc.	17,347,204
107,595	Raymond James Financial, Inc.	12,865,134
188,077	Regions Financial Corp.	4,404,763
32,562	S&P Global, Inc.	16,712,121
322,721	State Street Corp.	28,108,999
872,490	Synchrony Financial	43,851,347
85,173	T. Rowe Price Group, Inc.	9,031,745
70,245	Travelers Cos., Inc. (The)	16,020,777
143,075	US Bancorp	6,757,432
339,698	Visa, Inc., Class A	93,882,336
187,498	W R Berkley Corp.	11,193,631
597,239	Wells Fargo & Co.	34,920,564
13,594	Willis Towers Watson PLC	3,970,943

		1,669,438,081

Health Care – 11.1%
236,079	Abbott Laboratories	26,740,668
399,602	AbbVie, Inc.	78,445,869
53,189	Agilent Technologies, Inc.	7,601,772
39,020	Align Technology, Inc.*	9,256,324
22,763	Alnylam Pharmaceuticals, Inc.*	5,979,612
102,705	Amgen, Inc.	34,286,010
241,453	Avantor, Inc.*	6,239,146
35,897	Becton Dickinson & Co.	8,701,792
67,579	Biogen, Inc.*	13,837,476
310,200	Boston Scientific Corp.*	25,371,258
543,585	Bristol-Myers Squibb Co.	27,152,071
142,983	Cardinal Health, Inc.	16,117,044
122,278	Cencora, Inc.	29,294,140
401,211	Centene Corp.*	31,627,463
116,998	Cigna Group (The)	42,331,046
87,701	Cooper Cos., Inc. (The)*	9,272,627
526,781	CVS Health Corp.	30,152,944
82,560	Danaher Corp.	22,234,234
184,649	Edwards Lifesciences Corp.*	12,918,044
42,109	Elevance Health, Inc.	23,450,081
207,822	Eli Lilly & Co.	199,513,276
35,413	GE HealthCare Technologies, Inc.	3,003,731
278,336	Gilead Sciences, Inc.	21,988,544
37,067	HCA Healthcare, Inc.	14,663,335
248,129	Hologic, Inc.*	20,158,000
15,984	Humana, Inc.	5,665,848
80,212	IDEXX Laboratories, Inc.*	38,608,442
64,457	Insulet Corp.*	13,069,946
45,150	Intuitive Surgical, Inc.*	22,242,244
51,428	IQVIA Holdings, Inc.*	12,936,713
524,919	Johnson & Johnson	87,063,065

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
77,110	Labcorp Holdings, Inc.	17,726,818
44,452	McKesson Corp.	24,941,128
109,824	Medtronic PLC	9,728,210
556,865	Merck & Co., Inc.	65,960,659
25,160	Mettler-Toledo International, Inc.*	36,207,253
7,307	Molina Healthcare, Inc.*	2,555,916
213,258	Pfizer, Inc.	6,186,615
115,258	Quest Diagnostics, Inc.	18,092,048
35,964	Regeneron Pharmaceuticals, Inc.*	42,606,191
12,437	ResMed, Inc.	3,047,314
39,691	STERIS PLC	9,569,500
54,406	Stryker Corp.	19,609,011
51,372	Thermo Fisher Scientific, Inc.	31,597,376
188,538	UnitedHealth Group, Inc.	111,275,128
69,513	Vertex Pharmaceuticals, Inc.*	34,470,802
3,808,999	Viatris, Inc.	46,012,708
30,611	Waters Corp.*	10,602,120
91,576	Zimmer Biomet Holdings, Inc.	10,573,365
97,192	Zoetis, Inc.	17,833,760

		1,418,518,687

Industrials – 9.2%
80,280	3M Co.	10,812,913
92,170	AMETEK, Inc.	15,765,679
22,997	Automatic Data Processing, Inc.	6,345,102
20,083	Axon Enterprise, Inc.*	7,329,693
58,577	Booz Allen Hamilton Holding Corp.	9,300,856
85,240	Broadridge Financial Solutions, Inc.	18,144,186
331,131	Builders FirstSource, Inc.*	57,616,794
27,313	Carlisle Cos., Inc.	11,575,249
139,650	Carrier Global Corp.	10,163,727
69,568	Caterpillar, Inc.	24,773,165
56,632	Cintas Corp.	45,595,556
207,848	Copart, Inc.*	11,007,630
303,319	CSX Corp.	10,394,742
32,309	Cummins, Inc.	10,107,871
21,068	Deere & Co.	8,126,770
325,639	Delta Air Lines, Inc.	13,836,401
72,481	Dover Corp.	13,483,640
60,206	Eaton Corp. PLC	18,479,028
36,058	EMCOR Group, Inc.	14,172,958
41,325	Emerson Electric Co.	4,355,242
113,116	Expeditors International of Washington, Inc.	13,959,646
622,550	Fastenal Co.	42,507,714
65,282	FedEx Corp.	19,504,303
135,256	Fortive Corp.	10,063,046
34,408	GE Vernova, Inc.*	6,916,008
58,603	General Dynamics Corp.	17,543,394
195,564	General Electric Co.	34,149,386
139,445	Graco, Inc.	11,622,741
97,906	Honeywell International, Inc.	20,355,636
146,927	Howmet Aerospace, Inc.	14,201,964
23,068	Hubbell, Inc.	9,225,355
82,765	IDEX Corp.	17,089,317

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
105,476	Illinois Tool Works, Inc.	26,704,414
129,062	Ingersoll Rand, Inc.	11,802,720
47,382	Jacobs Solutions, Inc.	7,148,996
38,617	Johnson Controls International PLC	2,813,248
27,612	L3Harris Technologies, Inc.	6,534,932
188,090	Leidos Holdings, Inc.	29,814,146
44,597	Lennox International, Inc.	26,320,703
34,213	Lincoln Electric Holdings, Inc.	6,623,979
25,043	Lockheed Martin Corp.	14,226,928
288,881	Masco Corp.	22,983,372
55,971	Nordson Corp.	14,359,920
5,865	Northrop Grumman Corp.	3,068,627
21,363	Old Dominion Freight Line, Inc.	4,118,786
209,743	Otis Worldwide Corp.	19,860,565
74,540	Owens Corning	12,577,134
122,990	PACCAR, Inc.	11,829,178
32,347	Parker-Hannifin Corp.	19,414,669
63,242	Paychex, Inc.	8,297,350
33,608	Quanta Services, Inc.	9,246,569
131,267	Republic Services, Inc.	27,331,102
201,212	RTX Corp.	24,817,488
45,686	Snap-on, Inc.	12,962,946
422,128	SS&C Technologies Holdings, Inc.	31,697,592
212,186	Stanley Black & Decker, Inc.	21,719,359
247,965	Textron, Inc.	22,614,408
47,120	Trane Technologies PLC	17,041,419
11,950	TransDigm Group, Inc.	16,409,860
270,134	Uber Technologies, Inc.*	19,754,899
33,502	Union Pacific Corp.	8,579,527
3,419	United Rentals, Inc.	2,534,368
133,128	Veralto Corp.	14,967,581
52,398	Verisk Analytics, Inc.	14,295,222
160,557	Vertiv Holdings Co., Class A	13,331,048
52,066	W.W. Grainger, Inc.	51,280,845
94,359	Waste Management, Inc.	20,007,882
19,969	Watsco, Inc.	9,493,662
151,912	Westinghouse Air Brake Technologies Corp.	25,759,718
83,414	Xylem, Inc.	11,471,927

		1,162,342,801

Information Technology – 32.1%
190,442	Accenture PLC, Class A (Ireland)	65,121,642
127,423	Adobe, Inc.*	73,193,045
258,731	Advanced Micro Devices, Inc.*	38,437,077
164,058	Akamai Technologies, Inc.*	16,707,667
433,391	Amphenol Corp., Class A	29,232,223
70,773	Analog Devices, Inc.	16,620,331
8,735	ANSYS, Inc.*	2,807,604
3,635,446	Apple, Inc.	832,517,134
274,022	Applied Materials, Inc.	54,053,580
69,762	Arista Networks, Inc.*	24,652,496
147,701	Atlassian Corp., Class A*	24,459,286
97,770	Autodesk, Inc.*	25,263,768
909,865	Broadcom, Inc.	148,144,219
151,670	Cadence Design Systems, Inc.*	40,788,613
70,902	CDW Corp.	15,998,327

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
857,632	Cisco Systems, Inc.	43,344,721
286,012	Cognizant Technology Solutions Corp., Class A	22,243,153
203,878	Corning, Inc.	8,532,294
52,868	Crowdstrike Holdings, Inc., Class A*	14,659,239
27,114	Datadog, Inc., Class A*	3,152,274
137,722	Dell Technologies, Inc., Class C	15,912,400
50,882	EPAM Systems, Inc.*	10,215,070
29,478	Fair Isaac Corp.*	51,004,899
410,712	Fortinet, Inc.*	31,505,718
57,323	Gartner, Inc.*	28,200,623
490,654	Gen Digital, Inc.	12,982,705
150,366	GoDaddy, Inc., Class A*	25,172,772
1,904,422	Hewlett Packard Enterprise Co.	36,888,654
287,737	HP, Inc.	10,410,325
45,655	HubSpot, Inc.*	22,785,041
459,441	Intel Corp.	10,126,080
254,760	International Business Machines Corp.	51,494,639
58,476	Intuit, Inc.	36,855,084
145,539	Jabil, Inc.	15,904,502
81,624	Keysight Technologies, Inc.*	12,579,891
41,236	KLA Corp.	33,790,016
52,133	Lam Research Corp.	42,801,714
138,692	Manhattan Associates, Inc.*	36,674,326
170,891	Microchip Technology, Inc.	14,040,405
146,149	Micron Technology, Inc.	14,065,380
1,794,981	Microsoft Corp.	748,758,374
60,972	MicroStrategy, Inc., Class A*	8,073,912
9,390	Monolithic Power Systems, Inc.	8,776,645
87,318	Motorola Solutions, Inc.	38,598,049
165,269	NetApp, Inc.	19,951,274
422,565	Nutanix, Inc., Class A*	26,701,882
5,813,849	NVIDIA Corp.	693,999,155
86,095	Okta, Inc.*	6,778,259
172,586	ON Semiconductor Corp.*	13,439,272
224,052	Oracle Corp.	31,656,307
71,230	Palo Alto Networks, Inc.*	25,836,546
120,833	PTC, Inc.*	21,639,982
404,058	Pure Storage, Inc., Class A*	20,724,135
299,893	QUALCOMM, Inc.	52,571,243
54,608	Roper Technologies, Inc.	30,275,221
196,756	Salesforce, Inc.	49,759,592
83,144	Seagate Technology Holdings PLC	8,276,985
46,005	ServiceNow, Inc.*	39,334,275
229,482	Skyworks Solutions, Inc.	25,148,932
16,789	Super Micro Computer, Inc.*	7,348,545
53,814	Synopsys, Inc.*	27,960,678
36,806	Teledyne Technologies, Inc.*	15,929,637
113,880	Teradyne, Inc.	15,570,812
166,981	Texas Instruments, Inc.	35,790,708
129,723	Trimble, Inc.*	7,353,997
13,237	Tyler Technologies, Inc.*	7,781,635
233,609	VeriSign, Inc.*	42,960,695
138,926	Western Digital Corp.*	9,112,156
19,617	Workday, Inc., Class A*	5,162,998

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
335,371	Zoom Video Communications, Inc., Class A*	23,167,429
24,827	Zscaler, Inc.*	4,964,904

		4,086,743,171

Materials – 2.2%
85,098	Avery Dennison Corp.	18,878,991
116,661	Celanese Corp.	15,235,927
148,765	CF Industries Holdings, Inc.	12,360,884
46,193	Corteva, Inc.	2,646,859
91,358	CRH PLC	8,292,566
209,377	Dow, Inc.	11,218,420
50,986	Ecolab, Inc.	12,908,636
45,793	International Flavors & Fragrances, Inc.	4,762,014
128,317	International Paper Co.	6,213,109
68,501	Linde PLC	32,760,603
143,060	LyondellBasell Industries NV, Class A	14,120,022
11,386	Martin Marietta Materials, Inc.	6,081,946
137,930	Nucor Corp.	20,952,946
61,547	Packaging Corp. of America	12,896,558
96,269	PPG Industries, Inc.	12,488,977
59,927	Reliance, Inc.	17,178,075
137,616	RPM International, Inc.	15,997,860
75,002	Sherwin-Williams Co. (The)	27,703,489
114,987	Steel Dynamics, Inc.	13,742,096
33,396	Vulcan Materials Co.	8,189,033

		274,629,011

Real Estate – 1.2%
46,086	Alexandria Real Estate Equities, Inc. REIT	5,510,503
38,333	AvalonBay Communities, Inc. REIT	8,652,908
50,700	CBRE Group, Inc., Class A*	5,837,598
34,350	Digital Realty Trust, Inc. REIT	5,207,804
120,253	Equity Residential REIT	9,004,545
24,090	Essex Property Trust, Inc. REIT	7,270,121
1,261,162	Host Hotels & Resorts, Inc. REIT	22,322,567
292,906	Invitation Homes, Inc. REIT	10,790,657
128,025	Iron Mountain, Inc. REIT	14,500,112
51,885	Mid-America Apartment Communities, Inc. REIT	8,424,567
8,816	Public Storage REIT	3,030,236
44,757	Realty Income Corp. REIT	2,779,857
49,952	Simon Property Group, Inc. REIT	8,359,467
46,405	Sun Communities, Inc. REIT	6,275,812
45,519	Ventas, Inc. REIT	2,827,185
362,283	VICI Properties, Inc. REIT	12,129,235
98,146	W.P. Carey, Inc. REIT	5,890,723
69,768	Welltower, Inc. REIT	8,419,602
165,638	Weyerhaeuser Co. REIT	5,050,303

		152,283,802

Utilities – 1.7%
192,402	Alliant Energy Corp.	11,211,265

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
32,579	American Electric Power Co., Inc.	3,267,022
100,371	Atmos Energy Corp.	13,122,505
226,786	CenterPoint Energy, Inc.	6,191,258
108,212	CMS Energy Corp.	7,343,266
84,664	Consolidated Edison, Inc.	8,598,476
85,832	Constellation Energy Corp.	16,883,154
19,842	DTE Energy Co.	2,480,647
100,380	Duke Energy Corp.	11,438,301
29,999	Edison International	2,610,813
58,399	Entergy Corp.	7,048,175
125,078	Evergy, Inc.	7,397,113
131,435	Exelon Corp.	5,006,359
185,344	FirstEnergy Corp.	8,140,308
126,494	NextEra Energy, Inc.	10,184,032
258,623	NiSource, Inc.	8,550,076
222,255	NRG Energy, Inc.	18,893,898
219,368	PG&E Corp.	4,321,550
326,682	PPL Corp.	10,424,423
137,715	Public Service Enterprise Group, Inc.	11,120,486
74,717	Sempra	6,140,243
122,299	Southern Co. (The)	10,566,634
258,998	Vistra Corp.	22,126,199

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
42,343	WEC Energy Group, Inc.	3,939,169

		217,005,372

TOTAL COMMON STOCKS (Cost $7,915,624,485)		12,697,269,704

Shares	Dividend Rate	Value

Investment Company – 0.1%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
11,120,844	5.120%	11,120,844
(Cost $11,120,844)

TOTAL INVESTMENTS – 99.9% (Cost $7,926,745,329)		$12,708,390,548

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		12,776,561

NET ASSETS – 100.0%		$12,721,167,109

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	54	09/20/24	$15,284,700	$112,020

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.4%

Communication Services – 2.2%
52,002	Advantage Solutions, Inc.*	$201,248
23,945	AMC Networks, Inc., Class A*	235,858
2,345	Atlanta Braves Holdings, Inc., Class A*(a)	106,932
7,240	Bandwidth, Inc., Class A*	124,238
7,760	Boston Omaha Corp., Class A*	110,890
297	Cable One, Inc.	104,758
32,890	Cardlytics, Inc.*	128,600
28,375	Cargurus, Inc.*	822,308
25,918	Cars.com, Inc.*	462,377
8,688	Cinemark Holdings, Inc.*	237,878
4,014	Cogent Communications Holdings, Inc.	280,900
10,571	EchoStar Corp., Class A*	195,986
24,107	EverQuote, Inc., Class A*	595,443
58,185	EW Scripps Co. (The), Class A*	114,625
110,422	Gannett Co., Inc.*	584,132
28,852	Getty Images Holdings, Inc.*(a)	109,638
9,777	Grindr, Inc. (Singapore)*	117,617
5,984	Ibotta, Inc., Class A*	342,225
14,326	IDT Corp., Class B	549,545
50,687	Innovid Corp. (Israel)*	92,757
11,234	John Wiley & Sons, Inc., Class A	542,715
13,326	Liberty Latin America Ltd., Class A (Puerto Rico)*	126,197
29,521	Liberty Latin America Ltd., Class C (Puerto Rico)*	279,564
10,789	Lions Gate Entertainment Corp., Class A*(a)	83,831
15,231	Lions Gate Entertainment Corp., Class B*	105,398
65,343	LiveOne, Inc.*	113,697
15,742	Magnite, Inc.*	217,082
13,236	Marcus Corp. (The)	187,289
12,302	MediaAlpha, Inc., Class A*	218,976
9,246	Playstudios, Inc.*	14,054
5,232	PubMatic, Inc., Class A*	81,619
6,522	QuinStreet, Inc.*	124,635
11,908	Scholastic Corp.	379,627
12,728	Shutterstock, Inc.	456,681
4,235	Sphere Entertainment Co.*	197,351
8,280	Spok Holdings, Inc.	123,124
25,618	Stagwell, Inc.*	184,193
35,517	TEGNA, Inc.	492,976
11,115	Telephone and Data Systems, Inc.	262,536
20,017	Thryv Holdings, Inc.*	364,710
82,254	TrueCar, Inc.*	246,762
24,131	Yelp, Inc.*	842,896
7,680	Ziff Davis, Inc.*	375,322

		11,539,190

Consumer Discretionary – 11.7%
24,814	1-800-Flowers.com, Inc., Class A*	199,256
25,946	Aaron’s Co., Inc. (The)	261,795
12,405	Abercrombie & Fitch Co., Class A*	1,830,606

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
11,652	Academy Sports & Outdoors, Inc.	$646,453
9,276	Accel Entertainment, Inc.*	108,158
8,952	Acushnet Holdings Corp.	599,695
15,345	Adient PLC*	347,104
10,191	Adtalem Global Education, Inc.*	771,561
11,042	A-Mark Precious Metals, Inc.	430,307
42,217	American Axle & Manufacturing Holdings, Inc.*	271,455
38,348	American Eagle Outfitters, Inc.	789,202
10,356	American Public Education, Inc.*	173,152
12,524	Arhaus, Inc.	154,170
3,789	Asbury Automotive Group, Inc.*	930,730
6,816	Beazer Homes USA, Inc.*	213,204
17,262	Beyond, Inc.*	169,685
4,538	BJ’s Restaurants, Inc.*	138,999
13,811	Bloomin’ Brands, Inc.	241,693
4,287	Boot Barn Holdings, Inc.*	575,187
7,028	Brinker International, Inc.*	502,643
12,277	Buckle, Inc. (The)	514,406
12,401	Build-A-Bear Workshop, Inc.	413,945
19,543	Caleres, Inc.	823,347
5,612	Camping World Holdings, Inc., Class A	123,127
7,849	Carriage Services, Inc.	260,194
1,423	Cavco Industries, Inc.*	588,154
3,386	Century Communities, Inc.	338,837
7,482	Champion Homes, Inc.*	698,894
4,035	Cheesecake Factory, Inc. (The)	158,616
45,660	Chegg, Inc.*	98,626
6,339	Chuy’s Holdings, Inc.*	235,811
6,704	Citi Trends, Inc.*	95,867
1,238	Cooper-Standard Holdings, Inc.*	19,127
18,540	Cricut, Inc., Class A	107,161
24,729	Dana, Inc.	279,190
3,971	Dave & Buster’s Entertainment, Inc.*	124,451
23,481	Denny’s Corp.*	153,566
29,290	Designer Brands, Inc., Class A	194,486
18,868	Despegar.com Corp. (Argentina)*	231,888
38,018	Destination XL Group, Inc.*	104,550
2,466	Dine Brands Global, Inc.	77,975
4,846	Dorman Products, Inc.*	549,633
5,242	Dream Finders Homes, Inc., Class A*	175,345
16,066	El Pollo Loco Holdings, Inc.*	222,675
18,912	Ethan Allen Interiors, Inc.	595,350
27,227	Everi Holdings, Inc.*	355,312
70,146	EVgo, Inc.*(a)	317,761
93,186	Figs, Inc., Class A*	574,958
10,176	Foot Locker, Inc.	316,881
5,484	Fox Factory Holding Corp.*	221,992
20,291	Frontdoor, Inc.*	975,591
16,444	Funko, Inc., Class A*	172,169
9,777	Genesco, Inc.*	295,168
3,680	Gentherm, Inc.*	185,987

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
3,174	GigaCloud Technology, Inc., Class A (Hong Kong)*	$61,703
15,290	G-III Apparel Group Ltd.*	404,726
3,537	Golden Entertainment, Inc.	114,563
40,009	Goodyear Tire & Rubber Co. (The)*	352,879
116,381	GoPro, Inc., Class A*	148,968
807	Graham Holdings Co., Class B	641,718
6,422	Green Brick Partners, Inc.*	505,925
3,369	Group 1 Automotive, Inc.	1,269,304
20,855	Groupon, Inc.*(a)	289,259
36,704	Hanesbrands, Inc.*	233,070
13,645	Haverty Furniture Cos., Inc.	373,873
3,224	Helen of Troy Ltd.*	172,097
10,520	Hilton Grand Vacations, Inc.*	405,862
2,768	Hovnanian Enterprises, Inc., Class A*	598,525
21,016	Inspired Entertainment, Inc.*	189,774
4,707	Installed Building Products, Inc.	1,046,413
13,099	International Game Technology PLC	293,287
2,367	Jack in the Box, Inc.	116,835
7,050	JAKKS Pacific, Inc.*	173,712
3,994	Johnson Outdoors, Inc., Class A	143,584
12,151	KB Home	1,017,160
12,449	Kontoor Brands, Inc.	931,808
22,906	Laureate Education, Inc.	353,211
13,663	La-Z-Boy, Inc.	554,308
6,103	LCI Industries	719,178
50,524	Leslie’s, Inc.*	152,583
1,491	LGI Homes, Inc.*	160,849
11,945	Lifetime Brands, Inc.	85,407
23,123	Lincoln Educational Services Corp.*	287,881
13,225	Lovesac Co. (The)*	307,349
69,203	Luminar Technologies, Inc.*(a)	70,587
6,770	M/I Homes, Inc.*	1,078,935
6,723	Malibu Boats, Inc., Class A*	244,516
3,701	MarineMax, Inc.*	117,396
14,329	MasterCraft Boat Holdings, Inc.*	265,516
5,698	Meritage Homes Corp.	1,128,603
12,331	Modine Manufacturing Co.*	1,498,833
2,970	Monarch Casino & Resort, Inc.	225,482
6,992	Monro, Inc.	189,413
10,676	Movado Group, Inc.	254,729
2,272	Nathan’s Famous, Inc.	176,830
18,338	National Vision Holdings, Inc.*	193,649
69,909	Nerdy, Inc.*	75,502
9,244	ODP Corp. (The)*	285,177
12,322	OneSpaWorld Holdings Ltd. (Bahamas)	195,550
7,351	Oxford Industries, Inc.	639,390
6,326	Papa John’s International, Inc.	299,663
7,292	Patrick Industries, Inc.	942,272
44,552	Peloton Interactive, Inc., Class A*	207,612
49,888	Perdoceo Education Corp.	1,119,487

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
36,424	Petco Health & Wellness Co., Inc.*	$116,193
2,970	Phinia, Inc.	142,441
23,232	PlayAGS, Inc.*	262,986
23,883	Potbelly Corp.*	190,586
4,390	RCI Hospitality Holdings, Inc.	200,140
93,985	RealReal, Inc. (The)*	248,120
5,721	Red Rock Resorts, Inc., Class A	333,420
24,736	Revolve Group, Inc.*	566,949
73,005	Rush Street Interactive, Inc.*	684,057
42,906	Sally Beauty Holdings, Inc.*	559,923
9,903	Savers Value Village, Inc.*(a)	87,642
1,200	Shake Shack, Inc., Class A*	119,292
15,308	Shoe Carnival, Inc.	619,056
9,860	Signet Jewelers Ltd.	829,226
20,705	Sleep Number Corp.*	314,923
8,155	Smith & Wesson Brands, Inc.	120,205
57,179	Solid Power, Inc.*	81,766
3,564	Sonic Automotive, Inc., Class A	222,180
33,388	Sonos, Inc.*	408,335
10,116	Standard Motor Products, Inc.	326,848
18,476	Steven Madden Ltd.	833,268
86,315	Stitch Fix, Inc., Class A*	326,271
14,573	Stoneridge, Inc.*	208,977
3,493	Strategic Education, Inc.	337,075
16,084	Stride, Inc.*	1,324,357
3,972	Sturm Ruger & Co., Inc.	167,301
5,957	Superior Group of Cos., Inc.(a)	86,257
13,498	Sweetgreen, Inc., Class A*	426,672
21,873	Target Hospitality Corp.*(a)	211,949
18,222	Taylor Morrison Home Corp.*	1,226,887
12,300	Topgolf Callaway Brands Corp.*	123,738
21,178	Tri Pointe Homes, Inc.*	941,150
36,144	Udemy, Inc.*	306,140
4,526	United Parks & Resorts, Inc.*	222,770
7,681	Universal Technical Institute, Inc.*	134,033
24,316	Upbound Group, Inc.	809,723
8,992	Urban Outfitters, Inc.*	326,589
23,060	Vera Bradley, Inc.*	134,440
13,176	Victoria’s Secret & Co.*	309,109
11,900	Vista Outdoor, Inc.*	476,476
2,987	Visteon Corp.*	302,374
22,384	Warby Parker, Inc., Class A*	333,969
1,605	Winmark Corp.	578,763
8,755	Winnebago Industries, Inc.	522,323
18,864	Wolverine World Wide, Inc.	258,625
7,928	Worthington Enterprises, Inc.	363,102
11,988	XPEL, Inc.*	518,961
12,353	Zumiez, Inc.*	342,672

		59,859,307

Consumer Staples – 3.3%
6,890	Andersons, Inc. (The)	351,183
21,880	B&G Foods, Inc.	185,324
71,468	Beauty Health Co. (The)*(a)	127,928
10,842	Cal-Maine Foods, Inc.	781,058
5,582	Central Garden & Pet Co.*	220,322

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
11,882	Central Garden & Pet Co., Class A*	$406,364
8,655	Chefs’ Warehouse, Inc. (The)*	370,694
9,105	Dole PLC	146,682
10,115	Edgewell Personal Care Co.	406,825
8,760	Energizer Holdings, Inc.	283,824
10,035	Fresh Del Monte Produce, Inc.	293,423
26,343	Hain Celestial Group, Inc. (The)*	210,744
50,255	Herbalife Ltd.*	410,081
76,912	Honest Co., Inc. (The)*	359,179
8,382	Ingles Markets, Inc., Class A	620,268
4,987	Inter Parfums, Inc.	642,525
2,172	J & J Snack Foods Corp.	369,653
3,946	John B. Sanfilippo & Son, Inc.	374,357
2,856	Lancaster Colony Corp.	487,691
31,604	Mama’s Creations, Inc.*	253,148
10,342	Medifast, Inc.	189,259
1,455	MGP Ingredients, Inc.	130,353
11,532	National Beverage Corp.	520,785
40,561	Nu Skin Enterprises, Inc., Class A	362,210
67,700	Olaplex Holdings, Inc.*	141,493
3,426	PriceSmart, Inc.	306,901
35,495	Primo Water Corp.	784,439
8,803	Simply Good Foods Co. (The)*	278,087
22,058	SpartanNash Co.	487,261
23,498	Sprouts Farmers Market, Inc.*	2,444,967
7,514	TreeHouse Foods, Inc.*	308,750
7,653	Turning Point Brands, Inc.	303,365
29,305	United Natural Foods, Inc.*	443,385
4,190	Universal Corp.	227,517
8,517	USANA Health Sciences, Inc.*	347,664
33,387	Vector Group Ltd.	500,137
8,134	Village Super Market, Inc., Class A	261,508
18,747	Vital Farms, Inc.*	589,593
2,952	WD-40 Co.	775,904
6,623	Weis Markets, Inc.	447,582
5,438	WK Kellogg Co.	93,370

		17,245,803

Energy – 4.9%
25,504	Amplify Energy Corp.*	181,844
26,931	Archrock, Inc.	544,814
21,667	Ardmore Shipping Corp. (Ireland)	409,073
4,711	Atlas Energy Solutions, Inc.	99,355
28,209	Berry Corp.	174,614
7,082	Bristow Group, Inc.*	281,934
7,723	Cactus, Inc., Class A	459,673
13,579	California Resources Corp.	712,490
3,237	Centrus Energy Corp., Class A*	128,185
22,401	ChampionX Corp.	697,343
26,135	CNX Resources Corp.*	723,155
10,891	CONSOL Energy, Inc.	1,113,931
9,952	CVR Energy, Inc.	252,980
10,028	Delek US Holdings, Inc.	204,772
28,896	DHT Holdings, Inc.	312,944
12,482	Diamond Offshore Drilling, Inc.*	178,992

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
6,760	DMC Global, Inc.*	$83,621
9,177	Dorian LPG Ltd.	357,811
7,813	Dril-Quip, Inc.*	127,430
31,277	Encore Energy Corp. (Canada)*	113,848
30,792	Evolution Petroleum Corp.	158,579
11,113	Expro Group Holdings NV*	220,704
3,372	FLEX LNG Ltd. (Norway)(a)	89,898
12,063	Geospace Technologies Corp.*	124,490
8,111	Golar LNG Ltd. (Cameroon)	270,015
5,942	Green Plains, Inc.*	84,198
4,881	Gulfport Energy Corp.*	708,038
42,623	Helix Energy Solutions Group, Inc.*	478,230
9,889	Helmerich & Payne, Inc.	322,678
10,038	International Seaways, Inc.	520,270
3,818	Kodiak Gas Services, Inc.	105,950
24,917	Kosmos Energy Ltd. (Ghana)*	121,346
49,907	Liberty Energy, Inc.	1,027,585
50,047	Magnolia Oil & Gas Corp., Class A	1,281,704
20,371	Murphy Oil Corp.	759,431
2,929	Nabors Industries Ltd.*	220,759
3,889	NACCO Industries, Inc., Class A	108,425
4,997	Natural Gas Services Group, Inc.*	109,584
11,605	Newpark Resources, Inc.*	95,509
11,524	Noble Corp. PLC	439,641
24,028	Nordic American Tankers Ltd.	89,384
15,517	Northern Oil & Gas, Inc.	617,266
17,110	Oceaneering International, Inc.*	461,799
37,296	Oil States International, Inc.*	197,296
10,272	Par Pacific Holdings, Inc.*	230,504
45,047	Patterson-UTI Energy, Inc.	414,883
18,787	PBF Energy, Inc., Class A	639,885
18,504	Peabody Energy Corp.	433,179
15,539	ProFrac Holding Corp., Class A*	106,442
39,891	ProPetro Holding Corp.*	316,735
4,752	REX American Resources Corp.*	215,503
63,877	RPC, Inc.	410,090
13,113	SandRidge Energy, Inc.	174,141
8,815	Scorpio Tankers, Inc. (Monaco)	630,625
6,257	Seadrill Ltd. (Norway)*	269,802
8,848	Select Water Solutions, Inc.	102,017
25,254	SFL Corp. Ltd. (Norway)	299,512
10,164	Sitio Royalties Corp., Class A	225,946
25,181	SM Energy Co.	1,149,009
18,575	Talos Energy, Inc.*	213,055
43,942	Teekay Corp. (Bermuda)*	365,158
9,836	Teekay Tankers Ltd., Class A (Canada)	559,472
80,955	TETRA Technologies, Inc.*	257,437
4,792	Tidewater, Inc.*	425,050
18,242	Transocean Ltd.*	86,467
37,762	Uranium Energy Corp.*	197,495
68,446	Ur-Energy, Inc.*	80,082
55,474	VAALCO Energy, Inc.	361,136
6,710	Valaris Ltd.*	409,713
2,948	Vital Energy, Inc.*	105,804

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
3,947	Vitesse Energy, Inc.	$102,069
63,225	W&T Offshore, Inc.	144,785
14,079	World Kinect Corp.	405,334

		25,102,918

Financials – 19.4%
3,801	1st Source Corp.	233,553
448	ACNB Corp.	18,825
11,170	Amalgamated Financial Corp.	368,498
14,188	Ambac Financial Group, Inc.*	166,000
4,994	Amerant Bancorp, Inc.	110,168
9,475	American Coastal Insurance Corp.*	106,404
14,595	Ameris Bancorp	899,490
6,483	AMERISAFE, Inc.	324,928
3,880	Ames National Corp.	73,642
23,303	Apollo Commercial Real Estate Finance, Inc. REIT	246,779
39,168	Arbor Realty Trust, Inc. REIT	532,685
13,153	Ares Commercial Real Estate Corp. REIT	92,860
4,805	ARMOUR Residential REIT, Inc. REIT	98,262
7,029	Arrow Financial Corp.	214,314
20,268	Artisan Partners Asset Management, Inc., Class A	842,946
3,023	AssetMark Financial Holdings, Inc.*	106,258
25,921	Associated Banc-Corp.	593,073
17,562	Atlantic Union Bankshares Corp.	696,860
1,144	Atlanticus Holdings Corp.*	40,440
16,929	Axos Financial, Inc.*	1,175,380
2,824	Baldwin Insurance Group, Inc. (The), Class A*	132,417
8,542	Banc of California, Inc.	121,467
5,710	BancFirst Corp.	607,544
10,806	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	338,768
15,247	Bancorp, Inc. (The)*	798,943
1,800	Bank First Corp.	169,272
7,641	Bank of Hawaii Corp.	507,133
21,480	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	821,610
16,185	BankUnited, Inc.	621,990
5,415	Bankwell Financial Group, Inc.	165,049
4,607	Banner Corp.	274,439
12,275	BCB Bancorp, Inc.	152,333
6,521	Berkshire Hills Bancorp, Inc.	179,588
34,987	BGC Group, Inc., Class A	345,672
19,704	Blackstone Mortgage Trust, Inc., Class A REIT	363,736
12,313	Bread Financial Holdings, Inc.	716,247
10,370	Brightsphere Investment Group, Inc.	252,924
15,786	BrightSpire Capital, Inc. REIT	93,927
23,743	Brookline Bancorp, Inc.	242,891
5,612	Byline Bancorp, Inc.	155,733
24,554	Cadence Bank	792,603

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
6,915	Camden National Corp.	$276,462
6,093	Cannae Holdings, Inc.	121,982
7,167	Capital City Bank Group, Inc.	247,405
3,424	Cass Information Systems, Inc.	148,739
15,104	Cathay General Bancorp	664,425
11,673	Central Pacific Financial Corp.	321,124
3,016	Chemung Financial Corp.	140,787
15,403	Chimera Investment Corp. REIT	238,438
3,466	ChoiceOne Financial Services, Inc.	107,966
5,219	City Holding Co.	619,704
10,758	Civista Bancshares, Inc.	182,563
1,862	Claros Mortgage Trust, Inc.	14,896
7,339	CNB Financial Corp.	178,411
30,972	CNO Financial Group, Inc.	1,081,542
9,916	Cohen & Steers, Inc.	886,094
6,882	Columbia Financial, Inc.*	122,224
5,521	Community Financial System, Inc.	337,664
3,945	Community Trust Bancorp, Inc.	199,223
4,027	Community West Bancshares	82,151
4,253	Compass Diversified Holdings	94,204
10,762	ConnectOne Bancorp, Inc.	269,050
6,245	Consumer Portfolio Services, Inc.*	51,521
15,600	Customers Bancorp, Inc.*	808,392
17,686	CVB Financial Corp.	325,776
2,504	Diamond Hill Investment Group, Inc.	395,707
11,296	Dime Community Bancshares, Inc.	293,809
11,522	Donnelley Financial Solutions, Inc.*	768,057
12,461	Dynex Capital, Inc. REIT	157,009
9,341	Eagle Bancorp, Inc.	203,354
13,162	Eastern Bankshares, Inc.	223,359
16,659	Ellington Financial, Inc. REIT	219,066
6,517	Employers Holdings, Inc.	312,490
9,862	Enact Holdings, Inc.	350,594
14,886	Enova International, Inc.*	1,276,177
2,375	Enstar Group Ltd.*	774,250
5,604	Enterprise Financial Services Corp.	296,508
4,980	Esquire Financial Holdings, Inc.	306,419
22,200	Essent Group Ltd.	1,427,238
11,322	EVERTEC, Inc. (Puerto Rico)	387,778
3,590	F&G Annuities & Life, Inc.	164,027
1,893	Farmers & Merchants Bancorp, Inc.	52,039
12,144	Farmers National Banc Corp.	188,839
8,780	FB Financial Corp.	423,372
5,504	Federal Agricultural Mortgage Corp., Class C	1,086,875
2,248	Fidelity D&D Bancorp, Inc.(a)	121,347
10,430	Financial Institutions, Inc.	271,389
7,910	First Bancorp	336,017
6,132	First Bancorp, Inc. (The)	171,021
50,842	First BanCorp. (Puerto Rico)	1,087,002

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
4,317	First Bancshares, Inc. (The)	$147,900
9,464	First Busey Corp.	256,001
7,326	First Business Financial Services, Inc.	332,381
21,494	First Commonwealth Financial Corp.	370,127
16,921	First Financial Bancorp	447,899
21,209	First Financial Bankshares, Inc.	775,613
4,220	First Financial Corp.	188,634
7,787	First Internet Bancorp	282,590
8,527	First Interstate BancSystem, Inc., Class A	264,763
11,735	First Merchants Corp.	457,665
6,528	First Mid Bancshares, Inc.	262,948
13,168	First of Long Island Corp. (The)	168,155
93	First Western Financial, Inc.*	1,789
4,909	FirstCash Holdings, Inc.	589,522
13,175	Flushing Financial Corp.	192,355
18,212	Franklin BSP Realty Trust, Inc. REIT	248,047
3,181	FS Bancorp, Inc.	139,423
32,961	Fulton Financial Corp.	637,795
2,388	FVCBankcorp, Inc.*	29,444
97,181	Genworth Financial, Inc., Class A*	678,323
7,624	German American Bancorp, Inc.	305,799
12,108	Glacier Bancorp, Inc.	572,708
7,334	Goosehead Insurance, Inc., Class A*	618,550
5,280	Great Southern Bancorp, Inc.	314,477
9,677	Green Dot Corp., Class A*	108,092
6,497	Greene County Bancorp, Inc.(a)	221,483
6,744	HA Sustainable Infrastructure Capital, Inc. REIT	218,371
5,923	Hamilton Insurance Group Ltd., Class B (Bermuda)*	115,972
9,175	Hamilton Lane, Inc., Class A	1,402,307
13,775	Hancock Whitney Corp.	740,131
12,027	Hanmi Financial Corp.	238,255
10,100	HarborOne Bancorp, Inc.	133,320
3,205	HCI Group, Inc.	307,135
8,073	Heartland Financial USA, Inc.	450,150
18,623	Heritage Commerce Corp.	189,582
6,427	Heritage Financial Corp.	146,793
19,000	Heritage Insurance Holdings, Inc.*	306,470
11,061	Hilltop Holdings, Inc.	363,354
651	Hingham Institution For Savings (The)(a)	167,287
5,873	Hippo Holdings, Inc.*	116,579
3,854	Home Bancorp, Inc.	172,120
26,270	Home BancShares, Inc.	731,357
6,076	HomeTrust Bancshares, Inc.	221,531
33,292	Hope Bancorp, Inc.	425,805
6,749	Horace Mann Educators Corp.	240,332
13,237	Horizon Bancorp, Inc.	212,057
6,043	Independent Bank Corp.	382,582
15,743	Independent Bank Corp.	533,373

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
6,317	Independent Bank Group, Inc.	$367,776
13,692	International Bancshares Corp.	865,061
23,163	International Money Express, Inc.*	420,408
10,405	Invesco Mortgage Capital, Inc. REIT	91,252
989	Investors Title Co.(a)	222,812
20,416	Jackson Financial, Inc., Class A	1,836,828
25,025	James River Group Holdings Ltd.	185,185
16,866	Kearny Financial Corp.	114,857
9,943	KKR Real Estate Finance Trust, Inc. REIT	118,620
19,709	Ladder Capital Corp. REIT	243,603
7,959	Lakeland Financial Corp.	542,406
29,656	LendingClub Corp.*	360,320
5,794	LendingTree, Inc.*	335,646
9,316	Live Oak Bancshares, Inc.	400,495
36,155	Marqeta, Inc., Class A*	192,706
42,858	MBIA, Inc.*	168,003
12,775	Medallion Financial Corp.	103,222
9,204	Mercantile Bank Corp.	423,200
6,680	Merchants Bancorp	306,278
2,190	Mercury General Corp.	145,044
3,678	Metropolitan Bank Holding Corp.*	190,189
15,583	MFA Financial, Inc. REIT	195,099
3,123	Middlefield Banc Corp.(a)	87,350
7,607	Midland States Bancorp, Inc.	173,211
5,891	MidWestOne Financial Group, Inc.	172,135
9,576	Moelis & Co., Class A	639,581
4,186	Moneylion, Inc.*	194,314
14,502	Mr Cooper Group, Inc.*	1,360,433
5,679	National Bank Holdings Corp., Class A	248,797
5,594	National Bankshares, Inc.(a)	168,939
31,952	Navient Corp.	540,947
7,175	NBT Bancorp, Inc.	351,288
3,278	NCR Atleos Corp.*	93,784
2,684	Nelnet, Inc., Class A	310,217
7,522	Nexpoint Real Estate Finance, Inc. REIT	125,091
2,211	Nicolet Bankshares, Inc.	217,341
21,082	NMI Holdings, Inc., Class A*	865,838
6,173	Northeast Bank	438,345
4,345	Northeast Community Bancorp, Inc.	99,240
17,255	Northwest Bancshares, Inc.	238,982
4,409	Norwood Financial Corp.(a)	120,101
6,570	Oak Valley Bancorp	175,222
12,796	OceanFirst Financial Corp.	228,665
16,444	OFG Bancorp (Puerto Rico)	756,260
44,544	Old National Bancorp	884,198
16,393	Old Second Bancorp, Inc.	279,173
11,059	Orchid Island Capital, Inc. REIT	90,684
3,315	Origin Bancorp, Inc.	110,953
20,253	Oscar Health, Inc., Class A*	370,630
9,832	Pacific Premier Bancorp, Inc.	252,682

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
33,667	Pagseguro Digital Ltd., Class A (Brazil)*	$372,694
3,496	Palomar Holdings, Inc.*	346,873
3,629	Park National Corp.	637,942
9,700	Parke Bancorp, Inc.	198,850
10,315	Pathward Financial, Inc.	709,878
9,615	Patria Investments Ltd., Class A (Cayman Islands)	110,765
17,430	Payoneer Global, Inc.*	129,505
7,009	Paysafe Ltd.*	157,002
10,641	PCB Bancorp	204,946
9,679	Peapack-Gladstone Financial Corp.	276,432
5,620	PennyMac Financial Services, Inc.	606,960
17,732	PennyMac Mortgage Investment Trust REIT	251,972
3,256	Peoples Bancorp of North Carolina, Inc.	94,782
10,752	Peoples Bancorp, Inc.	344,064
4,017	Peoples Financial Services Corp.	191,249
11,862	Perella Weinberg Partners	231,902
2,883	Piper Sandler Cos.	786,194
7,719	PJT Partners, Inc., Class A	953,297
2,864	Plumas Bancorp	116,823
4,603	PRA Group, Inc.*	107,342
8,395	Preferred Bank	695,526
9,888	Premier Financial Corp.	247,793
1,792	Primis Financial Corp.	21,773
14,790	PROG Holdings, Inc.	691,580
21,474	Provident Financial Services, Inc.	409,509
6,262	QCR Holdings, Inc.	482,988
41,574	Radian Group, Inc.	1,502,900
46,474	Ready Capital Corp. REIT	385,269
14,673	Redwood Trust, Inc. REIT	111,075
6,661	Regional Management Corp.	223,343
9,788	Renasant Corp.	342,580
5,038	Republic Bancorp, Inc., Class A	321,928
5,629	Root, Inc., Class A*	244,073
7,909	S&T Bancorp, Inc.	339,850
2,590	Safety Insurance Group, Inc.	229,345
10,866	Sandy Spring Bancorp, Inc.	340,106
8,660	Seacoast Banking Corp. of Florida	236,938
10,473	Selective Insurance Group, Inc.	952,834
11,841	ServisFirst Bancshares, Inc.	959,831
2,266	Sezzle, Inc.*	308,697
7,140	Sierra Bancorp	215,128
15,844	Simmons First National Corp., Class A	339,378
27,775	SiriusPoint Ltd. (Sweden)*	416,347
5,394	Skyward Specialty Insurance Group, Inc.*	220,453
6,124	Southern First Bancshares, Inc.*	198,908
5,338	Southern Missouri Bancorp, Inc.	308,697
4,525	Southside Bancshares, Inc.	154,891
10,126	SouthState Corp.	983,133
5,799	Stellar Bancorp, Inc.	158,139

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
9,301	StepStone Group, Inc., Class A	$508,765
8,830	Stewart Information Services Corp.	652,625
5,859	Stock Yards Bancorp, Inc.	355,055
34,960	StoneCo Ltd., Class A (Brazil)*	463,570
8,420	StoneX Group, Inc.*	697,681
7,170	Texas Capital Bancshares, Inc.*	481,967
2,898	Timberland Bancorp, Inc.	90,505
2,746	Tompkins Financial Corp.	168,440
11,425	Towne Bank	395,876
7,379	TriCo Bancshares	335,449
3,745	Triumph Financial, Inc.*	314,505
7,215	Trupanion, Inc.*	329,942
5,749	TrustCo Bank Corp.	200,295
12,185	Trustmark Corp.	405,882
12,984	Two Harbors Investment Corp. REIT	183,853
8,291	UMB Financial Corp.	858,865
15,496	United Bankshares, Inc.	602,330
14,777	United Community Banks, Inc.	450,255
6,757	Unity Bancorp, Inc.	229,265
13,171	Universal Insurance Holdings, Inc.	281,728
8,785	Univest Financial Corp.	250,021
58,863	Valley National Bancorp	510,931
10,072	Veritex Holdings, Inc.	253,714
6,128	Victory Capital Holdings, Inc., Class A	334,405
4,611	Virginia National Bankshares Corp.	183,149
2,146	Virtus Investment Partners, Inc.	454,222
12,358	WaFd, Inc.	453,168
4,073	Walker & Dunlop, Inc.	436,055
6,758	Washington Trust Bancorp, Inc.	221,662
13,966	Waterstone Financial, Inc.	211,585
11,071	WesBanco, Inc.	356,597
12,899	West BanCorp, Inc.	257,335
9,418	Westamerica BanCorp	487,758
55,190	WisdomTree, Inc.	559,627
2,379	World Acceptance Corp.*	280,365
10,905	WSFS Financial Corp.	596,940

		100,187,765

Health Care – 16.3%
76,693	Absci Corp.*(a)	337,449
45,979	ACADIA Pharmaceuticals, Inc.*	762,332
21,914	Accolade, Inc.*	95,107
33,378	AdaptHealth Corp.*	366,824
28,500	Adaptive Biotechnologies Corp.*	133,950
35,536	ADC Therapeutics SA (Switzerland)*	103,054
3,956	Addus HomeCare Corp.*	526,188
43,706	ADMA Biologics, Inc.*	756,551
199,763	Akebia Therapeutics, Inc.*	309,633
51,116	Alkermes PLC*	1,454,250
33,073	Alphatec Holdings, Inc.*	228,204
22,937	Altimmune, Inc.*	153,678
45,673	Amicus Therapeutics, Inc.*	530,264
11,816	AMN Healthcare Services, Inc.*	626,602

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
121,508	Amneal Pharmaceuticals, Inc.*	$1,052,259
10,902	Amphastar Pharmaceuticals, Inc.*	531,363
22,272	Anavex Life Sciences Corp.*(a)	134,077
27,108	AngioDynamics, Inc.*	202,226
6,836	ANI Pharmaceuticals, Inc.*	435,795
14,062	Anika Therapeutics, Inc.*	361,393
19,659	Annexon, Inc.*	112,056
30,598	Applied Therapeutics, Inc.*	193,991
38,986	Aquestive Therapeutics, Inc.*(a)	176,607
35,059	Arbutus Biopharma Corp.*	135,678
7,112	Arcellx, Inc.*	488,879
12,625	Arcturus Therapeutics Holdings, Inc.*	266,388
40,626	Ardelyx, Inc.*	251,069
6,094	Arrowhead Pharmaceuticals, Inc.*	145,220
20,639	ARS Pharmaceuticals, Inc.*	267,894
6,509	Artivion, Inc.*	176,654
7,750	Astrana Health, Inc.*	370,373
17,344	AtriCure, Inc.*	454,586
16,568	Aurinia Pharmaceuticals, Inc. (Canada)*	112,828
18,824	Avanos Medical, Inc.*	455,917
13,007	Avid Bioservices, Inc.*	137,094
7,867	Avidity Biosciences, Inc.*	346,148
24,540	Avita Medical, Inc.*(a)	229,694
4,544	Axonics, Inc.*	314,286
5,976	Axsome Therapeutics, Inc.*(a)	531,027
4,393	Beam Therapeutics, Inc.*	117,205
105,632	BioCryst Pharmaceuticals, Inc.*	917,942
7,648	Biohaven Ltd.*	301,331
5,310	BioLife Solutions, Inc.*	137,423
31,660	Bioventus, Inc., Class A*(a)	318,183
5,161	Blueprint Medicines Corp.*	493,082
6,214	Bridgebio Pharma, Inc.*	173,060
8,676	BrightSpring Health Services, Inc.*	108,884
23,614	Brookdale Senior Living, Inc.*	167,896
45,258	CareDx, Inc.*	1,390,778
9,966	Castle Biosciences, Inc.*	295,691
76,256	Catalyst Pharmaceuticals, Inc.*	1,544,184
104,885	Cerus Corp.*	237,040
5,186	CervoMed, Inc.*	96,563
47,015	ChromaDex Corp.*	162,202
31,198	Collegium Pharmaceutical, Inc.*	1,199,875
29,488	Community Health Systems, Inc.*	160,710
4,249	CONMED Corp.	311,112
4,886	Contineum Therapeutics, Inc., Class A*(a)	95,228
2,928	Corbus Pharmaceuticals Holdings, Inc.*	179,135
45,459	Corcept Therapeutics, Inc.*	1,604,703
22,064	CorMedix, Inc.*(a)	137,679
2,862	CorVel Corp.*	917,929
5,391	Crinetics Pharmaceuticals, Inc.*	286,046
31,962	Cross Country Healthcare, Inc.*	476,873

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
26,592	CryoPort, Inc.*	$247,837
8,793	Cullinan Therapeutics, Inc.*	172,343
28,817	Cytek Biosciences, Inc.*	165,410
3,835	Cytokinetics, Inc.*	218,902
6,929	Day One Biopharmaceuticals, Inc.*	95,897
31,641	Definitive Healthcare Corp.*	148,396
5,027	Denali Therapeutics, Inc.*	122,860
38,647	DocGo, Inc.*	146,086
48,376	Dynavax Technologies Corp.*	542,779
7,716	Dyne Therapeutics, Inc.*	355,630
10,474	Edgewise Therapeutics, Inc.*	196,388
18,459	Editas Medicine, Inc.*	69,037
34,801	Embecta Corp.	568,648
18,939	Enhabit, Inc.*	159,845
9,300	Ensign Group, Inc. (The)	1,407,648
17,768	Entrada Therapeutics, Inc.*	314,494
72,140	Esperion Therapeutics, Inc.*	132,016
13,885	Evolent Health, Inc., Class A*	444,042
44,316	Evolus, Inc.*	704,181
11,006	EyePoint Pharmaceuticals, Inc.*	98,504
35,382	Fulcrum Therapeutics, Inc.*	302,516
16,350	Fulgent Genetics, Inc.*	368,856
47,386	G1 Therapeutics, Inc.*	336,914
4,216	GeneDx Holdings Corp.*	134,659
3,026	Glaukos Corp.*	405,151
3,589	Guardant Health, Inc.*	91,807
5,497	Haemonetics Corp.*	415,463
17,388	Halozyme Therapeutics, Inc.*	1,110,224
23,982	Harmony Biosciences Holdings, Inc.*	862,872
38,188	Harvard Bioscience, Inc.*	109,981
23,388	Health Catalyst, Inc.*	168,160
9,138	HealthEquity, Inc.*	727,019
11,304	HealthStream, Inc.	328,268
63,909	Heron Therapeutics, Inc.*	123,344
18,264	Hims & Hers Health, Inc.*	269,029
51,446	Humacyte, Inc.*	311,248
1,897	ICU Medical, Inc.*	313,631
7,297	Ideaya Biosciences, Inc.*	288,232
32,764	ImmunityBio, Inc.*(a)	129,418
11,839	Inari Medical, Inc.*	511,800
17,530	InfuSystem Holdings, Inc.*	116,575
25,782	Inmode Ltd.*	430,817
48,200	Innoviva, Inc.*	934,116
19,488	Inovio Pharmaceuticals, Inc.*(a)	140,703
20,953	Inozyme Pharma, Inc.*	116,080
8,441	Insmed, Inc.*	645,483
6,076	Integer Holdings Corp.*	790,305
5,232	Integra LifeSciences Holdings Corp.*	106,419
7,771	Intellia Therapeutics, Inc.*	174,381
14,292	Iovance Biotherapeutics, Inc.*	166,645
4,409	iRadimed Corp.	207,047
5,768	iRhythm Technologies, Inc.*	408,836
63,352	Ironwood Pharmaceuticals, Inc.*	320,561
2,254	Janux Therapeutics, Inc.*	105,893
10,784	Joint Corp. (The)*	121,967

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
2,016	Keros Therapeutics, Inc.*	$91,426
16,070	Kiniksa Pharmaceuticals International PLC*	429,712
1,603	Krystal Biotech, Inc.*	312,777
7,983	Kura Oncology, Inc.*	168,122
3,090	Kymera Therapeutics, Inc.*	149,432
11,272	Lantheus Holdings, Inc.*	1,200,130
16,361	Larimar Therapeutics, Inc.*	129,416
6,428	LeMaitre Vascular, Inc.	580,384
33,312	LifeMD, Inc.*	173,556
5,602	Ligand Pharmaceuticals, Inc.*	592,692
6,580	LivaNova PLC*	331,566
34,062	MacroGenics, Inc.*	119,558
597	Madrigal Pharmaceuticals, Inc.*	147,537
20,289	MannKind Corp.*	127,009
7,025	Merit Medical Systems, Inc.*	679,177
86,842	Mersana Therapeutics, Inc.*	137,210
4,532	Mesa Laboratories, Inc.	605,883
113,866	MiMedx Group, Inc.*	778,843
26,423	Mind Medicine MindMed, Inc.*(a)	160,123
35,881	Myriad Genetics, Inc.*	1,016,509
5,450	National HealthCare Corp.	747,359
11,386	National Research Corp.	259,601
108,233	Nektar Therapeutics*	138,538
21,275	Neogen Corp.*	366,994
10,255	NeoGenomics, Inc.*	169,413
34,728	Nevro Corp.*	214,966
16,743	Nkarta, Inc.*	88,905
6,333	Novocure Ltd.*	123,114
4,685	Nurix Therapeutics, Inc.*	118,062
2,153	Nuvalent, Inc., Class A*	183,285
190,357	Ocugen, Inc.*(a)	247,464
39,999	Ocular Therapeutix, Inc.*	352,791
25,023	Omeros Corp.*(a)	105,347
27,899	OmniAb, Inc.*	116,897
1,368	OmniAb, Inc. 12.5 Earnout*(b)	—
1,368	OmniAb, Inc. 15.00 Earnout*(b)	—
12,652	Omnicell, Inc.*	562,761
149,142	OPKO Health, Inc.*(a)	250,559
21,973	Option Care Health, Inc.*	703,575
58,958	OraSure Technologies, Inc.*	264,132
67,174	Organogenesis Holdings, Inc.*	193,461
29,103	Orthofix Medical, Inc.*	507,556
5,579	OrthoPediatrics Corp.*	178,249
31,167	Owens & Minor, Inc.*	484,335
70,052	Pacific Biosciences of California, Inc.*(a)	95,971
19,339	Pacira BioSciences, Inc.*	300,915
3,174	PACS Group, Inc.*	125,913
15,271	Paragon 28, Inc.*(a)	127,055
21,883	Patterson Cos., Inc.	492,149
47,184	Pediatrix Medical Group, Inc.*	512,418
6,599	Pennant Group, Inc. (The)*	226,082
10,363	Perspective Therapeutics, Inc.*	163,735
15,102	PetIQ, Inc.*	461,366
18,730	Phibro Animal Health Corp., Class A	393,330

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
25,012	Phreesia, Inc.*	$643,059
9,187	Pliant Therapeutics, Inc.*	122,095
34,120	Poseida Therapeutics, Inc.*	97,583
3,427	Praxis Precision Medicines, Inc.*	182,145
13,828	Prestige Consumer Healthcare, Inc.*	1,032,122
8,356	Privia Health Group, Inc.*	168,290
2,906	PROCEPT BioRobotics Corp.*	229,574
9,407	Progyny, Inc.*	220,970
5,878	Protagonist Therapeutics, Inc.*	252,107
4,342	Prothena Corp. PLC (Ireland)*	96,696
17,363	PTC Therapeutics, Inc.*	613,261
20,636	Pulmonx Corp.*(a)	151,056
39,750	Puma Biotechnology, Inc.*	99,375
12,816	Quanterix Corp.*	166,993
10,520	RadNet, Inc.*	697,371
13,591	Relay Therapeutics, Inc.*	92,283
36,488	Revance Therapeutics, Inc.*	239,726
11,160	REVOLUTION Medicines, Inc.*	475,751
6,658	Rhythm Pharmaceuticals, Inc.*	314,857
3,898	Rocket Pharmaceuticals, Inc.*	73,477
6,590	RxSight, Inc.*	371,610
3,705	Sanara Medtech, Inc.*	132,972
57,413	Savara, Inc.*	245,154
11,150	Scholar Rock Holding Corp.*	103,695
4,832	Schrodinger, Inc.*	101,617
15,715	Select Medical Holdings Corp.	566,840
4,741	Semler Scientific, Inc.*(a)	126,585
26,987	SI-BONE, Inc.*	448,524
42,951	SIGA Technologies, Inc.	387,848
17,262	Silk Road Medical, Inc.*	467,973
2,561	Simulations Plus, Inc.	92,836
2,339	Soleno Therapeutics, Inc.*	114,494
8,489	SpringWorks Therapeutics, Inc.*	354,076
9,001	Spyre Therapeutics, Inc.*	258,779
12,996	STAAR Surgical Co.*	430,038
52,096	Standard BioTools, Inc.*	110,964
11,721	Summit Therapeutics, Inc.*	152,139
32,439	Supernus Pharmaceuticals, Inc.*	1,140,555
14,792	Surgery Partners, Inc.*	472,604
8,701	Surmodics, Inc.*	344,821
7,585	Syndax Pharmaceuticals, Inc.*	155,872
21,227	Tactile Systems Technology, Inc.*	290,598
118,056	Talkspace, Inc.*	236,112
6,227	Tandem Diabetes Care, Inc.*	270,875
8,770	Tarsus Pharmaceuticals, Inc.*	237,755
70,601	Taysha Gene Therapies, Inc.*	158,146
29,508	Teladoc Health, Inc.*	211,572
40,390	TG Therapeutics, Inc.*	948,761
20,753	Theravance Biopharma, Inc.*	171,212
1,566	TransMedics Group, Inc.*	263,182
17,820	TScan Therapeutics, Inc.*	100,327
5,479	Twist Bioscience Corp.*	236,912
1,566	UFP Technologies, Inc.*	534,366
9,469	UroGen Pharma Ltd.*	131,714
3,442	US Physical Therapy, Inc.	294,635
53,277	Vanda Pharmaceuticals, Inc.*	281,835

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
27,662	Varex Imaging Corp.*	$345,222
9,937	Vaxcyte, Inc.*	802,512
6,348	Vera Therapeutics, Inc.*	240,081
15,765	Veracyte, Inc.*	497,386
21,557	Vericel Corp.*	1,113,419
34,512	Viemed Healthcare, Inc.*	262,291
7,237	Viridian Therapeutics, Inc.*	106,239
38,643	Voyager Therapeutics, Inc.*	253,498
23,914	WaVe Life Sciences Ltd.*	137,266
15,396	Xencor, Inc.*	269,276
44,441	Xeris Biopharma Holdings, Inc.*	124,879
28,026	Y-mAbs Therapeutics, Inc.*	401,052
18,495	Zimvie, Inc.*	320,703
13,981	Zymeworks, Inc.*	163,997
11,627	Zynex, Inc.*(a)	91,388

		83,757,063

Industrials – 17.8%
6,299	AAR Corp.*	414,348
10,295	ABM Industries, Inc.	588,359
52,233	ACCO Brands Corp.	286,237
14,437	ACV Auctions, Inc., Class A*	270,116
2,986	AeroVironment, Inc.*	608,427
2,638	Alamo Group, Inc.	489,085
3,011	Albany International Corp., Class A	283,516
40,116	Alight, Inc., Class A*	299,265
10,318	Allient, Inc.	219,154
13,357	Alta Equipment Group, Inc.	90,026
9,871	American Superconductor Corp.*	199,592
4,315	American Woodmark Corp.*	386,667
10,846	Apogee Enterprises, Inc.	724,296
8,412	Applied Industrial Technologies, Inc.	1,725,469
3,987	ArcBest Corp.	423,818
7,511	Arcosa, Inc.	687,181
3,344	Argan, Inc.	265,213
6,991	Aris Water Solutions, Inc., Class A	117,589
16,676	Array Technologies, Inc.*	111,896
5,002	Astec Industries, Inc.	169,218
10,064	Atkore, Inc.	939,273
11,063	Atmus Filtration Technologies, Inc.	396,609
6,027	AZZ, Inc.	501,266
7,012	Barnes Group, Inc.	280,760
9,971	Barrett Business Services, Inc.	364,041
13,041	Beacon Roofing Supply, Inc.*	1,181,515
15,419	Blue Bird Corp.*	789,144
7,342	BlueLinx Holdings, Inc.*	738,899
12,939	Boise Cascade Co.	1,754,787
9,387	Bowman Consulting Group Ltd.*	225,288
16,512	BrightView Holdings, Inc.*	263,697
6,745	Brink’s Co. (The)	748,223
16,605	Byrna Technologies, Inc.*	192,452
3,240	Cadre Holdings, Inc.	117,450
4,462	Casella Waste Systems, Inc., Class A*	481,271

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
7,990	CBIZ, Inc.*	$588,064
10,185	CECO Environmental Corp.*	294,856
67,461	ChargePoint Holdings, Inc.*	126,827
3,775	Chart Industries, Inc.*	462,060
9,420	Cimpress PLC (Ireland)*	931,450
9,310	Columbus McKinnon Corp.	318,495
6,482	Commercial Vehicle Group, Inc.*	23,530
68,479	Conduent, Inc.*	261,590
5,420	Construction Partners, Inc., Class A*	357,612
33,220	CoreCivic, Inc.*	457,772
14,845	Costamare, Inc. (Monaco)	210,651
2,856	Covenant Logistics Group, Inc.	150,426
3,070	CRA International, Inc.	517,602
9,360	CSG Systems International, Inc.	454,147
3,864	CSW Industrials, Inc.	1,304,602
26,479	Deluxe Corp.	545,203
6,895	Distribution Solutions Group, Inc.*	256,632
58,480	DNOW, Inc.*	761,410
4,330	Douglas Dynamics, Inc.	120,547
1,667	Ducommun, Inc.*	108,488
11,678	DXP Enterprises, Inc.*	642,290
3,914	Dycom Industries, Inc.*	688,707
15,426	Energy Recovery, Inc.*	250,518
13,195	Enerpac Tool Group Corp.	544,162
5,900	EnerSys	597,847
7,391	Ennis, Inc.	176,719
14,784	Enovix Corp.*(a)	140,744
3,740	Enpro, Inc.	601,504
2,817	ESCO Technologies, Inc.	337,786
4,268	EVI Industries, Inc.	70,550
23,997	ExlService Holdings, Inc.*	876,850
2,765	Exponent, Inc.	299,367
8,416	Federal Signal Corp.	795,228
8,036	First Advantage Corp.*	153,889
19,991	Fluor Corp.*	1,000,949
11,479	Forrester Research, Inc.*	220,167
10,774	Forward Air Corp.(a)	342,290
10,840	Franklin Covey Co.*	436,418
10,541	Franklin Electric Co., Inc.	1,094,788
13,931	FTAI Aviation Ltd.	1,780,521
29,714	FTAI Infrastructure, Inc.	295,357
2,909	GATX Corp.	410,460
12,102	Genco Shipping & Trading Ltd.	212,874
7,823	Gencor Industries, Inc.*	157,790
43,746	GEO Group, Inc. (The)*	606,757
6,730	Gibraltar Industries, Inc.*	468,879
12,734	Global Industrial Co.	426,589
17,628	GMS, Inc.*	1,529,934
14,223	Golden Ocean Group Ltd. (Norway)	174,943
5,225	Gorman-Rupp Co. (The)	203,671
109,397	GrafTech International Ltd.*	75,024
3,347	Graham Corp.*	106,568
6,254	Granite Construction, Inc.	470,051
5,581	Greenbrier Cos., Inc. (The)	270,399
13,509	Griffon Corp.	894,161

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
8,341	H&E Equipment Services, Inc.	$401,619
12,058	Heartland Express, Inc.	149,278
3,691	Heidrick & Struggles International, Inc.	142,473
2,314	Helios Technologies, Inc.	102,256
2,752	Herc Holdings, Inc.	402,810
8,628	Hillenbrand, Inc.	284,379
28,470	Hillman Solutions Corp.*	283,277
3,048	HireQuest, Inc.	43,404
22,067	HNI Corp.	1,188,308
15,796	Hub Group, Inc., Class A	744,465
23,164	Hudson Technologies, Inc.*	190,408
3,826	Huron Consulting Group, Inc.*	422,543
3,601	Hyster-Yale, Inc.	226,719
4,179	ICF International, Inc.	692,711
7,640	IES Holdings, Inc.*	1,425,089
25,973	Innodata, Inc.*	448,813
7,305	Insperity, Inc.	686,597
7,230	Insteel Industries, Inc.	248,712
33,024	Interface, Inc.	623,493
22,604	Janus International Group, Inc.*	248,418
20,175	JELD-WEN Holding, Inc.*	287,292
24,558	Joby Aviation, Inc.*(a)	122,790
2,907	John Bean Technologies Corp.	261,165
3,054	Kadant, Inc.	980,731
15,930	Kelly Services, Inc., Class A	336,282
13,510	Kennametal, Inc.	349,504
13,645	Kforce, Inc.	894,976
10,073	Korn Ferry	735,833
7,313	Kratos Defense & Security Solutions, Inc.*	167,760
4,249	L B Foster Co., Class A*	85,320
70,419	Legalzoom.com, Inc.*	474,624
15,286	Leonardo DRS, Inc.*	436,262
5,703	Limbach Holdings, Inc.*	368,585
1,514	Lindsay Corp.	187,812
24,437	LSI Industries, Inc.	388,793
17,372	Manitowoc Co., Inc. (The)*	175,283
7,777	Marten Transport Ltd.	135,709
19,547	Masterbrand, Inc.*	313,534
9,339	Matrix Service Co.*	93,016
8,476	Matson, Inc.	1,172,231
7,110	Matthews International Corp., Class A	180,096
9,273	Maximus, Inc.	855,527
6,892	Mayville Engineering Co., Inc.*	133,085
1,994	McGrath RentCorp	215,651
4,307	Miller Industries, Inc.	261,478
21,607	MillerKnoll, Inc.	636,326
18,707	Mistras Group, Inc.*	223,736
5,031	Moog, Inc., Class A	993,119
35,340	MRC Global, Inc.*	465,074
31,297	Mueller Industries, Inc.	2,275,605
17,792	Mueller Water Products, Inc., Class A	381,994
3,106	MYR Group, Inc.*	313,085
1,383	National Presto Industries, Inc.	108,275
13,243	NEXTracker, Inc., Class A*	538,593

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
31,258	NN, Inc.*	$123,157
5,539	Northwest Pipe Co.*	243,605
19,144	NuScale Power Corp.*(a)	157,555
3,213	NV5 Global, Inc.*	308,866
2,985	Omega Flex, Inc.	140,892
18,749	OPENLANE, Inc.*	324,920
16,308	Orion Group Holdings, Inc.*	123,288
2,196	PAM Transportation Services, Inc.*	39,835
2,921	Powell Industries, Inc.	489,092
2,298	Preformed Line Products Co.	275,599
12,813	Primoris Services Corp.	723,166
6,923	Proto Labs, Inc.*	211,705
14,604	Quanex Building Products Corp.	403,509
36,048	Radiant Logistics, Inc.*	229,626
25,887	Resideo Technologies, Inc.*	521,882
30,489	Resources Connection, Inc.	318,000
16,413	REV Group, Inc.	522,590
27,479	Rocket Lab USA, Inc.*	172,293
17,536	Rush Enterprises, Inc., Class A	924,147
7,832	Rush Enterprises, Inc., Class B	368,417
26,137	RXO, Inc.*	743,859
44,124	Safe Bulkers, Inc. (Monaco)	225,474
19,202	Shoals Technologies Group, Inc., Class A*	103,499
14,834	Shyft Group, Inc. (The)	210,494
10,248	Sky Harbour Group Corp.*	126,563
6,710	SkyWest, Inc.*	520,293
21,418	Spire Global, Inc.*(a)	183,766
6,337	SPX Technologies, Inc.*	1,033,818
1,878	Standex International Corp.	335,505
45,313	Steelcase, Inc., Class A	640,726
6,802	Sterling Infrastructure, Inc.*	813,043
2,515	Tecnoglass, Inc.	155,855
7,533	Tennant Co.	735,748
11,854	Terex Corp.	672,952
10,230	Thermon Group Holdings, Inc.*	321,529
23,814	Titan International, Inc.*	198,371
14,974	Titan Machinery, Inc.*	226,257
3,967	Transcat, Inc.*	489,766
5,183	TriNet Group, Inc.	532,968
7,881	Trinity Industries, Inc.	260,152
27,499	TrueBlue, Inc.*	219,167
16,672	TTEC Holdings, Inc.	85,194
23,596	Tutor Perini Corp.*	565,596
15,426	UFP Industries, Inc.	1,876,881
9,662	Ultralife Corp.*	101,065
2,423	UniFirst Corp.	459,619
43,067	Upwork, Inc.*	415,166
4,595	V2X, Inc.*	260,307
20,280	Verra Mobility Corp.*	559,931
2,806	Viad Corp.*	96,554
5,507	Vicor Corp.*	212,020
10,031	Virco Mfg. Corp.	155,781
1,653	VSE Corp.	153,779
15,214	Wabash National Corp.	296,064
7,030	Watts Water Technologies, Inc., Class A	1,382,801

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
6,239	Werner Enterprises, Inc.	$230,593
86,127	Wheels Up Experience, Inc.*(a)	152,445
10,838	Willdan Group, Inc.*	413,036
1,828	WNS Holdings Ltd. (India)*	108,218
7,853	Xometry, Inc., Class A*	154,233
11,390	Zurn Elkay Water Solutions Corp.	369,378

		90,866,390

Information Technology – 12.7%
111,942	8x8, Inc.*	210,451
39,360	A10 Networks, Inc.	541,987
20,883	ACI Worldwide, Inc.*	1,051,668
10,814	ACM Research, Inc., Class A*	195,085
37,920	Adeia, Inc.	477,792
5,322	Advanced Energy Industries, Inc.	564,611
13,601	Aehr Test Systems*(a)	206,871
5,159	Agilysys, Inc.*	583,483
8,853	Alarm.com Holdings, Inc.*	527,108
6,341	Alkami Technology, Inc.*	211,409
6,428	Alpha & Omega Semiconductor Ltd.*	268,755
8,555	Altair Engineering, Inc., Class A*	773,030
2,340	Ambarella, Inc.*	139,698
12,112	American Software, Inc., Class A	139,409
11,059	Amplitude, Inc., Class A*	97,430
18,656	Appian Corp., Class A*	605,201
23,406	Applied Optoelectronics, Inc.*	265,658
55,034	Arlo Technologies, Inc.*	646,099
26,498	Arteris, Inc.*	227,353
35,628	Asana, Inc., Class A*	500,930
11,741	ASGN, Inc.*	1,129,015
6,707	AudioEye, Inc.*(a)	162,376
12,876	AvePoint, Inc.*	148,718
7,411	Axcelis Technologies, Inc.*	810,245
38,327	Backblaze, Inc., Class A*	234,178
6,401	Badger Meter, Inc.	1,324,623
1,198	Bel Fuse, Inc., Class A(a)	103,220
5,595	Bel Fuse, Inc., Class B	379,509
6,656	Belden, Inc.	714,056
12,913	Benchmark Electronics, Inc.	548,932
46,408	BigCommerce Holdings, Inc., Series 1*	271,951
6,978	Blackbaud, Inc.*	583,361
3,954	BlackLine, Inc.*	195,921
127,506	Blend Labs, Inc., Class A*	467,947
32,859	Box, Inc., Class A*	1,071,203
5,628	Braze, Inc., Class A*	252,022
7,679	C3.ai, Inc., Class A*	179,228
16,138	Calix, Inc.*	600,979
39,507	Cerence, Inc.*	130,373
8,068	CEVA, Inc.*	193,148
31,220	Cipher Mining, Inc.*	109,582
27,973	Cleanspark, Inc.*(a)	299,031
4,973	Clearfield, Inc.*(a)	185,493
9,772	Clearwater Analytics Holdings, Inc., Class A*	242,150
2,601	Climb Global Solutions, Inc.	247,043

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
11,324	Cohu, Inc.*	$304,729
100,521	CommScope Holding Co., Inc.*	388,011
12,538	CommVault Systems, Inc.*	1,948,405
17,311	Consensus Cloud Solutions, Inc.*	417,022
16,925	Corsair Gaming, Inc.*	117,967
24,920	Couchbase, Inc.*	488,930
1,671	CPI Card Group, Inc.*	47,857
6,439	Credo Technology Group Holding Ltd.*	224,785
7,435	CTS Corp.	366,174
294	Daily Journal Corp.*	146,150
31,185	Daktronics, Inc.*	450,623
7,195	Dave, Inc.*(a)	270,532
11,284	Digi International, Inc.*	332,427
92,150	Digital Turbine, Inc.*	296,723
5,737	DigitalOcean Holdings, Inc.*	214,736
10,727	Diodes, Inc.*	747,565
32,476	Domo, Inc., Class B*	242,596
23,321	E2open Parent Holdings, Inc.*	104,478
17,397	Eastman Kodak Co.*	91,856
19,156	eGain Corp.*	137,348
5,849	Envestnet, Inc.*	367,025
7,519	ePlus, Inc.*	721,523
49,488	Extreme Networks, Inc.*	779,436
4,698	Fabrinet (Thailand)*	1,144,668
6,562	FARO Technologies, Inc.*	118,116
20,854	Fastly, Inc., Class A*	125,541
14,083	FormFactor, Inc.*	686,828
17,737	Freshworks, Inc., Class A*	207,168
20,644	Grid Dynamics Holdings, Inc.*	287,364
24,285	Hackett Group, Inc. (The)	643,552
21,176	Harmonic, Inc.*	305,993
9,840	Hut 8 Corp. (Canada)*(a)	99,482
7,614	Ichor Holdings Ltd.*	236,034
5,851	Impinj, Inc.*	983,553
55,521	Infinera Corp.*	349,227
34,109	Information Services Group, Inc.	119,381
6,679	Insight Enterprises, Inc.*	1,449,811
4,380	InterDigital, Inc.	606,893
4,635	Itron, Inc.*	473,790
12,559	Kimball Electronics, Inc.*	231,714
19,489	Knowles Corp.*	359,572
8,364	Kulicke & Soffa Industries, Inc. (Singapore)	366,427
11,173	LiveRamp Holdings, Inc.*	289,604
18,342	Marathon Digital Holdings, Inc.*	306,311
20,370	MaxLinear, Inc.*	309,217
9,823	Methode Electronics, Inc.	102,356
15,822	Mitek Systems, Inc.*	147,461
18,045	Napco Security Technologies, Inc.	836,927
14,032	NCR Voyix Corp.*	189,292
13,723	NETGEAR, Inc.*	222,724
14,733	NetScout Systems, Inc.*	316,465
23,816	NextNav, Inc.*	182,669
4,880	Novanta, Inc.*	894,406
2,365	NVE Corp.	198,069
21,506	Olo, Inc., Class A*	112,906

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
28,318	OneSpan, Inc.*	$456,486
21,150	Ooma, Inc.*	219,960
2,979	OSI Systems, Inc.*	446,463
19,713	Ouster, Inc.*	139,765
16,600	Pagaya Technologies Ltd., Class A*	249,996
9,100	PagerDuty, Inc.*	179,998
4,925	PAR Technology Corp.*	265,901
10,318	PC Connection, Inc.	754,039
11,375	PDF Solutions, Inc.*	358,881
5,630	Perficient, Inc.*	423,207
22,387	Photronics, Inc.*	578,928
5,004	Plexus Corp.*	641,062
74,125	Porch Group, Inc.*	106,740
8,744	Power Integrations, Inc.	586,722
22,114	Powerfleet, Inc.*	110,349
11,107	Progress Software Corp.	645,872
11,909	PROS Holdings, Inc.*	239,728
7,849	Q2 Holdings, Inc.*	582,474
6,636	Qualys, Inc.*	830,628
56,789	Rackspace Technology, Inc.*	130,615
21,057	Rambus, Inc.*	941,669
7,866	Rapid7, Inc.*	297,413
54,058	Ribbon Communications, Inc.*	184,338
1,490	Rogers Corp.*	159,817
7,865	Sanmina Corp.*	545,674
7,442	Sapiens International Corp. NV (Israel)	270,814
11,672	ScanSource, Inc.*	594,572
34,836	SEMrush Holdings, Inc., Class A*	478,647
8,132	Semtech Corp.*	356,344
3,331	Silicon Laboratories, Inc.*	394,290
17,316	SMART Global Holdings, Inc.*	358,787
21,959	SolarWinds Corp.	280,856
1,249	SoundThinking, Inc.*(a)	17,611
33,200	Sprinklr, Inc., Class A*	297,804
16,193	Sprout Social, Inc., Class A*	503,602
7,141	SPS Commerce, Inc.*	1,426,343
16,416	Squarespace, Inc., Class A*	746,600
7,085	Synaptics, Inc.*	576,861
29,328	Telos Corp.*	107,047
14,313	Tenable Holdings, Inc.*	590,841
63,232	Terawulf, Inc.*	275,692
37,711	Thoughtworks Holding, Inc.*	164,043
29,345	TTM Technologies, Inc.*	570,760
10,704	Ultra Clean Holdings, Inc.*	403,541
63,232	Unisys Corp.*	349,673
17,081	Varonis Systems, Inc.*	966,785
10,146	Veeco Instruments, Inc.*	360,082
11,217	Verint Systems, Inc.*	353,896
37,335	Viavi Solutions, Inc.*	321,454
19,339	Vishay Intertechnology, Inc.	389,681
9,236	Vishay Precision Group, Inc.*	255,006
6,830	Workiva, Inc.*	533,901
26,327	Xerox Holdings Corp.	298,285
34,493	Xperi, Inc.*	304,228
85,301	Yext, Inc.*	434,182

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
49,928	Zeta Global Holdings Corp., Class A*	$1,318,598
18,110	Zuora, Inc., Class A*	159,187

		65,465,489

Materials – 4.2%
9,552	AdvanSix, Inc.	282,357
4,533	Alpha Metallurgical Resources, Inc.	1,084,067
10,814	American Vanguard Corp.	62,072
70,015	Arcadium Lithium PLC (Argentina)*	189,741
4,287	Arch Resources, Inc.	584,875
17,640	Arq, Inc.*	120,305
38,056	ASP Isotopes, Inc.*	90,193
11,822	Aspen Aerogels, Inc.*	339,173
11,162	Avient Corp.	548,389
3,073	Balchem Corp.	544,013
10,269	Cabot Corp.	1,079,375
6,554	Carpenter Technology Corp.	948,823
14,686	Century Aluminum Co.*	210,891
5,833	Clearwater Paper Corp.*	194,064
46,518	Coeur Mining, Inc.*	285,621
23,192	Commercial Metals Co.	1,242,859
23,533	Constellium SE*	394,648
7,558	Core Molding Technologies, Inc.*	134,910
28,747	Ecovyst, Inc.*	206,403
4,690	Greif, Inc., Class A	293,219
4,365	Hawkins, Inc.	552,915
1,609	Haynes International, Inc.	96,765
8,457	HB Fuller Co.	724,427
7,017	Ingevity Corp.*	277,382
6,920	Innospec, Inc.	797,599
9,819	Ivanhoe Electric, Inc.*	69,322
3,608	Kaiser Aluminum Corp.	268,976
6,828	Knife River Corp.*	538,524
6,146	Koppers Holdings, Inc.	243,259
7,517	Kronos Worldwide, Inc.	86,897
20,325	LSB Industries, Inc.*	161,177
3,264	Materion Corp.	378,755
9,718	Mativ Holdings, Inc.	184,253
19,671	Metallus, Inc.*	319,850
6,999	Minerals Technologies, Inc.	539,623
24,438	Myers Industries, Inc.	373,657
17,984	O-I Glass, Inc.*	228,217
10,230	Olympic Steel, Inc.	410,223
20,901	Orion SA (Germany)	389,804
20,166	Pactiv Evergreen, Inc.	237,959
9,911	Piedmont Lithium, Inc.*(a)	81,667
1,751	Quaker Chemical Corp.	296,392
12,634	Radius Recycling, Inc., Class A	191,279
11,386	Ramaco Resources, Inc., Class A	138,796
1,431	Ramaco Resources, Inc., Class B	16,213
54,436	Rayonier Advanced Materials, Inc.*	434,399
18,662	Ryerson Holding Corp.	373,613
5,677	Sensient Technologies Corp.	441,898
3,227	Smith-Midland Corp.*(a)	112,009

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
21,562	SSR Mining, Inc. (Canada)	$111,907
2,662	Stepan Co.	206,651
12,891	Summit Materials, Inc., Class A*	522,085
38,079	SunCoke Energy, Inc.	341,188
5,413	Sylvamo Corp.	428,114
7,511	TriMas Corp.	191,606
19,508	Tronox Holdings PLC	271,746
7,358	United States Lime & Minerals, Inc.	601,369
6,901	Universal Stainless & Alloy Products, Inc.*	290,670
16,278	Warrior Met Coal, Inc.	998,004
5,193	Worthington Steel, Inc.	183,832

		21,949,020

Real Estate – 5.1%
15,139	Acadia Realty Trust REIT	340,779
17,695	Alexander & Baldwin, Inc. REIT	350,184
147	Alexander’s, Inc. REIT	33,687
3,332	Alpine, Inc.ome Property Trust, Inc. REIT	63,441
12,416	American Assets Trust, Inc. REIT	338,336
64,757	Anywhere Real Estate, Inc.*	316,662
25,069	Apartment Investment and Management Co., Class A REIT*	233,142
35,667	Apple Hospitality REIT, Inc. REIT	515,031
10,893	Armada Hoffler Properties, Inc. REIT	134,093
1,085	Braemar Hotels & Resorts, Inc. REIT	3,374
42,842	Brandywine Realty Trust REIT	224,064
18,043	Broadstone Net Lease, Inc. REIT	330,187
9,145	BRT Apartments Corp. REIT	173,664
16,513	CareTrust REIT, Inc. REIT	493,408
5,882	CBL & Associates Properties, Inc. REIT	155,285
1,372	Centerspace REIT	102,626
21,737	Chatham Lodging Trust REIT	186,069
28,962	City Office REIT, Inc. REIT	170,297
164,928	Compass, Inc., Class A*	846,081
15,136	COPT Defense Properties REIT	450,901
5,500	CTO Realty Growth, Inc. REIT	104,610
43,042	Cushman & Wakefield PLC*	559,546
40,865	DiamondRock Hospitality Co. REIT	359,203
23,495	Douglas Emmett, Inc. REIT	375,920
13,203	Easterly Government Properties, Inc. REIT	173,223
6,447	Elme Communities REIT	113,854
38,768	Empire State Realty Trust, Inc., Class A REIT	418,307
11,267	Equity Commonwealth REIT*	228,382
18,683	Essential Properties Realty Trust, Inc. REIT	596,175
68,231	eXp World Holdings, Inc.(a)	802,397
11,733	Forestar Group, Inc.*	363,019

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
8,721	Four Corners Property Trust, Inc. REIT	$247,240
58,976	Franklin Street Properties Corp. REIT	107,336
6,512	FRP Holdings, Inc.*	192,885
4,327	Getty Realty Corp. REIT	137,512
7,843	Gladstone Commercial Corp. REIT	119,920
10,523	Global Medical REIT, Inc. REIT	97,969
31,225	Global Net Lease, Inc. REIT	269,159
48,050	Hudson Pacific Properties, Inc. REIT	247,457
21,088	Independence Realty Trust, Inc. REIT	438,209
36,510	Industrial Logistics Properties Trust REIT	180,724
4,713	Innovative Industrial Properties, Inc. REIT	585,732
7,925	InvenTrust Properties Corp. REIT	235,214
16,340	JBG SMITH Properties REIT	284,316
28,110	Kite Realty Group Trust REIT	733,109
4,346	LTC Properties, Inc. REIT	159,629
28,584	LXP Industrial Trust REIT	296,130
33,488	Macerich Co. (The) REIT	534,803
11,707	Marcus & Millichap, Inc.	464,417
6,006	National Health Investors, Inc. REIT	489,069
3,846	NET Lease Office Properties REIT	116,572
5,519	NETSTREIT Corp. REIT	92,112
32,479	Newmark Group, Inc., Class A	449,185
4,658	NexPoint Residential Trust, Inc. REIT	220,323
61,868	Opendoor Technologies, Inc.*	133,016
27,999	Orion Office REIT, Inc. REIT	114,796
20,419	Outfront Media, Inc. REIT	348,144
51,892	Paramount Group, Inc. REIT	262,055
20,914	Pebblebrook Hotel Trust REIT	278,156
11,846	Phillips Edison & Co., Inc. REIT	437,828
34,479	Piedmont Office Realty Trust, Inc., Class A REIT	336,515
7,136	Postal Realty Trust, Inc., Class A REIT	103,401
9,165	PotlatchDeltic Corp. REIT	398,311
15,251	RE/MAX Holdings, Inc., Class A*	172,641
91,370	Real Brokerage, Inc. (The) (Canada)*(a)	569,235
27,717	Redfin Corp.*	258,877
15,086	Retail Opportunity Investments Corp. REIT	230,665
29,982	RLJ Lodging Trust REIT	284,829
8,686	RMR Group, Inc. (The), Class A	221,406
8,694	Ryman Hospitality Properties, Inc. REIT	903,828
30,522	Sabra Health Care REIT, Inc. REIT	520,095

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
228	Saul Centers, Inc. REIT	$9,307
55,826	Service Properties Trust REIT	261,824
5,432	SITE Centers Corp. REIT	327,821
8,619	SL Green Realty Corp. REIT	574,370
2,925	St Joe Co. (The)	173,657
44,096	Summit Hotel Properties, Inc. REIT	299,412
35,861	Sunstone Hotel Investors, Inc. REIT	374,030
19,089	Tanger, Inc. REIT	581,069
7,509	Terreno Realty Corp. REIT	518,421
6,328	UMH Properties, Inc. REIT	123,143
65,404	Uniti Group, Inc. REIT	285,161
3,083	Universal Health Realty Income Trust REIT	138,427
12,612	Urban Edge Properties REIT	266,744
13,220	Veris Residential, Inc. REIT	231,879
17,784	Whitestone REIT	238,661
19,955	Xenia Hotels & Resorts, Inc. REIT	284,159

		26,516,852

Utilities – 1.8%
8,685	ALLETE, Inc.	551,932
4,420	American States Water Co.	359,876
7,999	Avista Corp.	309,081
9,985	Black Hills Corp.	590,313
18,927	Brookfield Infrastructure Corp., Class A (Canada)(a)	770,329
3,997	California Water Service Group	221,154
2,164	Chesapeake Utilities Corp.	256,261
8,168	Consolidated Water Co. Ltd.	226,744
12,396	Genie Energy Ltd., Class B	207,509
9,777	Hawaiian Electric Industries, Inc.*	104,907
3,058	MGE Energy, Inc.	265,144
42,463	Montauk Renewables, Inc.*	199,151
9,993	New Jersey Resources Corp.	462,776
5,991	Northwestern Energy Group, Inc.	325,850
8,257	ONE Gas, Inc.	569,237
5,862	Ormat Technologies, Inc.	436,895
9,371	Otter Tail Corp.	792,318
11,552	Portland General Electric Co.	555,767
18,685	Pure Cycle Corp.*	198,995
2,899	RGC Resources, Inc.	61,604
2,083	SJW Group	122,876
9,611	Southwest Gas Holdings, Inc.	698,912
6,012	Spire, Inc.	396,612
9,054	TXNM Energy, Inc.	371,033
3,183	Unitil Corp.	191,935

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
2,769	York Water Co. (The)	$107,936

		9,355,147

TOTAL COMMON STOCKS (Cost $440,753,543)		511,844,944

Units	Description	Expiration Month	Value

Rights – 0.0%

Health Care* – 0.0%
4,104	Chinook Therapeutics, Inc.*(b)	12/25	1,601
45,824	Radius Health, Inc.*(b)	12/25	3,666

			5,267

Materials – 0.0%
15,501	Resolute Forest Products*(b)	09/23	22,011

TOTAL RIGHTS (Cost $0)			27,278

Shares	Dividend Rate	Value

Investment Company – 0.4%(c)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
2,136,174	5.120%	2,136,174
(Cost $2,136,174)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $442,889,717)		514,008,396

Securities Lending Reinvestment Vehicle – 1.1%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,579,452	5.183%	5,579,452
(Cost $5,579,452)

TOTAL INVESTMENTS – 100.9% (Cost $448,469,169)		$519,587,848

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(4,724,700)

NET ASSETS – 100.0%		$514,863,148

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	23	09/20/24	$2,556,565	$(10,425)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.5%

Australia – 2.8%
14,009	Ampol Ltd. (Energy)	$274,983
98,035	ANZ Group Holdings Ltd. (Financials)	2,022,110
25,628	BlueScope Steel Ltd. (Materials)	359,248
61,740	Brambles Ltd. (Industrials)	763,666
9,729	CAR Group Ltd. (Communication Services)	249,919
301,282	Coles Group Ltd. (Consumer Staples)	3,841,050
11,878	Commonwealth Bank of Australia (Financials)	1,124,262
38,963	EBOS Group Ltd. (Health Care)	853,202
158,720	Insurance Australia Group Ltd. (Financials)	813,071
355,429	Lottery Corp. Ltd. (The) (Consumer Discretionary)	1,203,381
650,288	Medibank Pvt Ltd. (Financials)	1,703,111
77,743	National Australia Bank Ltd. (Financials)	2,013,415
54,453	Origin Energy Ltd. (Utilities)	367,986
628,425	Telstra Group Ltd. (Communication Services)	1,675,699
129,365	Wesfarmers Ltd. (Consumer Discretionary)	6,372,405
43,254	Westpac Banking Corp. (Financials)	916,827
127,970	Woolworths Group Ltd. (Consumer Staples)	3,098,011

		27,652,346

Austria – 0.1%
11,191	Erste Group Bank AG (Financials)	613,296
10,432	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	359,695

		972,991

Belgium – 0.2%
6,127	Ackermans & van Haaren NV (Industrials)	1,219,400
4,096	Ageas SA/NV (Financials)	210,915
18,794	Warehouses De Pauw CVA REIT (Real Estate)	502,187

		1,932,502

Brazil – 0.0%
8,828	Yara International ASA (Materials)	257,367

Canada – 3.2%
2,652	Bank of Montreal (Financials)	221,782
40,523	Bank of Nova Scotia (The) (Financials)	2,022,617
34,603	Canadian Imperial Bank of Commerce (Financials)	2,022,135
3,813	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	434,672

Shares	Description	Value

Common Stocks – (continued)

Canada – (continued)
23,344	CGI, Inc. (Information Technology)*	$2,629,805
12,050	George Weston Ltd. (Consumer Staples)	1,959,740
67,068	Great-West Lifeco, Inc. (Financials)(a)	2,204,498
4,103	iA Financial Corp., Inc. (Financials)	315,332
38,995	Loblaw Cos. Ltd. (Consumer Staples)	5,088,808
29,009	Manulife Financial Corp. (Financials)	800,909
14,707	Metro, Inc. (Consumer Staples)	923,832
24,690	National Bank of Canada (Financials)	2,262,265
10,058	Pembina Pipeline Corp. (Energy)	405,156
92,670	Power Corp. of Canada (Financials)	2,844,562
8,838	Quebecor, Inc., Class B (Communication Services)	219,483
20,925	Royal Bank of Canada (Financials)	2,530,407
3,345	Stantec, Inc. (Industrials)	273,929
30,703	Sun Life Financial, Inc. (Financials)	1,673,487
7,183	Thomson Reuters Corp. (Industrials)	1,230,184
19,485	Toronto-Dominion Bank (The) (Financials)	1,167,437
3,796	WSP Global, Inc. (Industrials)	632,765

		31,863,805

Denmark – 0.0%
7,709	Tryg A/S (Financials)	172,059

Finland – 0.4%
3,103	Elisa OYJ (Communication Services)	155,318
31,903	Nordea Bank Abp (Financials)	377,147
31,235	Orion OYJ, Class B (Health Care)	1,658,517
29,383	Sampo OYJ, Class A (Financials)	1,314,297

		3,505,279

France – 2.4%
7,723	Air Liquide SA (Materials)	1,442,319
89,513	AXA SA (Financials)	3,408,421
57,937	Bouygues SA (Industrials)	2,078,469
5,716	Capgemini SE (Information Technology)	1,186,321
93,336	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	3,668,669
35,518	Credit Agricole SA (Financials)	556,502
7,421	Danone SA (Consumer Staples)	515,859
45,501	Engie SA (Utilities)	802,316
2,302	Legrand SA (Industrials)	257,866

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
6,574	L’Oreal SA (Consumer Staples)	$2,885,965
415,692	Orange SA (Communication Services)	4,739,336
5,401	Safran SA (Industrials)	1,183,418
1,218	Thales SA (Industrials)	204,927
7,202	TotalEnergies SE (Energy)	495,772
8,599	Vinci SA (Industrials)	1,029,397

		24,455,557

Germany – 2.6%
8,126	Allianz SE (Financials)	2,526,604
14,393	Beiersdorf AG (Consumer Staples)	2,083,059
6,784	Deutsche Boerse AG (Financials)	1,523,619
23,201	Deutsche Post AG (Industrials)	1,006,703
189,556	Deutsche Telekom AG (Communication Services)	5,394,463
74,928	E.ON SE (Utilities)	1,062,434
14,468	Evonik Industries AG (Materials)	321,094
4,380	Hannover Rueck SE (Financials)	1,242,600
5,664	Henkel AG & Co. KGaA (Consumer Staples)	471,152
12,863	Mercedes-Benz Group AG (Consumer Discretionary)	887,601
6,044	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	3,273,469
19,827	SAP SE (Information Technology)	4,339,266
1,524	Symrise AG (Materials)	200,827
17,923	Talanx AG (Financials)	1,544,465

		25,877,356

Hong Kong – 0.0%
27,772	CLP Holdings Ltd. (Utilities)	248,867
22,911	Power Assets Holdings Ltd. (Utilities)	159,928

		408,795

Ireland – 0.6%
18,008	Accenture PLC, Class A (Information Technology)	6,157,836
2,934	Kerry Group PLC, Class A (Consumer Staples)	294,886

		6,452,722

Israel – 0.6%
18,506	Check Point Software Technologies Ltd. (Information Technology)*	3,562,405
15,297	First International Bank Of Israel Ltd. (The) (Financials)	629,591
163,838	Mivne Real Estate KD Ltd. (Real Estate)	414,891

Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
44,156	Mizrahi Tefahot Bank Ltd. (Financials)	$1,685,901

		6,292,788

Italy – 0.9%
16,075	Banca Mediolanum SpA (Financials)	196,617
53,468	Eni SpA (Energy)	868,462
245,262	Generali (Financials)	6,754,439
13,925	Mediobanca Banca di Credito
	Finanziario SpA (Financials)	235,597
48,786	Poste Italiane SpA (Financials)(b)	677,716

		8,732,831

Japan – 7.0%
30,103	Aeon Co. Ltd. (Consumer Staples)	754,410
15,536	Aeon Mall Co. Ltd. (Real Estate)(a)	219,161
16,997	AGC, Inc. (Industrials)	536,274
132,218	ANA Holdings, Inc. (Industrials)	2,674,689
114,673	Asahi Kasei Corp. (Materials)	812,764
107,481	Bridgestone Corp. (Consumer Discretionary)	4,194,272
211,586	Canon, Inc. (Information Technology)	7,290,457
76,442	Central Japan Railway Co. (Industrials)	1,774,485
110,043	Chubu Electric Power Co., Inc. (Utilities)	1,374,735
30,815	Daiwa House Industry Co. Ltd. (Real Estate)	950,026
201,250	Daiwa Securities Group, Inc. (Financials)	1,484,444
97,094	FUJIFILM Holdings Corp. (Information Technology)	2,603,977
24,983	Hankyu Hanshin Holdings, Inc. (Industrials)	767,137
49,639	Haseko Corp. (Consumer Discretionary)	616,887
83,128	Hulic Co. Ltd. (Real Estate)	860,083
36,452	Japan Airlines Co. Ltd. (Industrials)(a)	614,606
104,056	Japan Post Bank Co. Ltd. (Financials)	974,777
121,780	Japan Tobacco, Inc. (Consumer Staples)	3,515,273
54,109	KDDI Corp. (Communication Services)	1,825,001
13,199	Kintetsu Group Holdings Co. Ltd. (Industrials)	307,483
50,828	Kirin Holdings Co. Ltd. (Consumer Staples)	768,852
163,128	Kyocera Corp. (Information Technology)	2,008,220
137,617	Kyushu Electric Power Co., Inc. (Utilities)	1,458,822

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
18,545	Kyushu Railway Co. (Industrials)	$497,998
22,845	Lixil Corp. (Industrials)	271,510
17,362	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	764,331
34,546	MEIJI Holdings Co. Ltd. (Consumer Staples)	860,299
246,322	Mitsubishi HC Capital, Inc. (Financials)	1,773,762
26,873	NH Foods Ltd. (Consumer Staples)	1,008,441
6,905	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	352,541
4,176,510	Nippon Telegraph & Telephone Corp. (Communication Services)	4,466,073
21,172	Nippon Television Holdings, Inc. (Communication Services)	345,996
75,584	Nisshin Seifun Group, Inc. (Consumer Staples)	980,326
51,680	Oji Holdings Corp. (Materials)	206,855
19,697	Ono Pharmaceutical Co. Ltd. (Health Care)	291,657
65,851	Osaka Gas Co. Ltd. (Utilities)	1,625,415
90,707	Otsuka Holdings Co. Ltd. (Health Care)	5,328,853
35,330	SCSK Corp. (Information Technology)	709,366
7,059	Secom Co. Ltd. (Industrials)	514,863
71,353	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	1,085,695
66,036	Sekisui House Ltd. (Consumer Discretionary)	1,702,546
7,020	Shimadzu Corp. (Information Technology)	233,590
16,613	Shionogi & Co. Ltd. (Health Care)	776,654
310,239	SoftBank Corp. (Communication Services)	4,342,345
81,315	Takeda Pharmaceutical Co. Ltd. (Health Care)	2,419,820
21,047	Tobu Railway Co. Ltd. (Industrials)	363,106
17,565	Tosoh Corp. (Materials)	226,190
192,099	Yamada Holdings Co. Ltd. (Consumer Discretionary)	596,595

		70,131,662

Netherlands – 1.7%
3,649	EXOR NV (Financials)	406,332
3,384	Heineken Holding NV (Consumer Staples)	254,898
29,543	ING Groep NV (Financials)	536,103
206,326	Koninklijke Ahold Delhaize NV (Consumer Staples)	7,093,556
445,551	Koninklijke KPN NV (Communication Services)	1,821,316

Shares	Description	Value

Common Stocks – (continued)

Netherlands – (continued)
38,178	Wolters Kluwer NV (Industrials)	$6,514,264

		16,626,469

New Zealand – 0.1%
21,297	Mainfreight Ltd. (Industrials)	972,686

Norway – 0.6%
86,300	DNB Bank ASA (Financials)	1,825,856
53,561	Gjensidige Forsikring ASA (Financials)	950,144
50,728	SpareBank 1 SR-Bank ASA (Financials)	651,329
112,433	Storebrand ASA (Financials)	1,214,321
106,369	Telenor ASA (Communication Services)	1,320,549

		5,962,199

Singapore – 1.1%
35,017	DBS Group Holdings Ltd. (Financials)	976,806
319,572	Oversea-Chinese Banking Corp. Ltd. (Financials)	3,567,281
357,901	Singapore Airlines Ltd. (Industrials)(a)	1,724,361
241,957	Singapore Exchange Ltd. (Financials)	2,010,353
88,934	United Overseas Bank Ltd. (Financials)	2,141,730
60,952	UOL Group Ltd. (Real Estate)	251,580
71,457	Venture Corp. Ltd. (Information Technology)	768,597

		11,440,708

Spain – 0.6%
46,563	ACS Actividades de Construccion y Servicios SA (Industrials)	2,119,350
948	Aena SME SA (Industrials)(b)	191,610
4,911	Endesa SA (Utilities)	103,827
28,887	Naturgy Energy Group SA (Utilities)	737,344
693,768	Telefonica SA (Communication Services)	3,143,915

		6,296,046

Sweden – 1.0%
31,367	Axfood AB (Consumer Staples)	838,026
7,176	Essity AB, Class B (Consumer Staples)	218,347
7,049	Industrivarden AB, Class C (Financials)	253,580
123,804	Investor AB, Class A (Financials)	3,676,371
37,984	Investor AB, Class B (Financials)	1,132,575
72,097	Skandinaviska Enskilda Banken AB, Class A (Financials)	1,112,353
25,332	Tele2 AB, Class B (Communication Services)	288,180

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
272,573	Telia Co. AB (Communication Services)	$847,470
7,408	Trelleborg AB, Class B (Industrials)	289,498
34,832	Volvo AB, Class B (Industrials)	927,198

		9,583,598

Switzerland – 1.4%
86	Givaudan SA (Materials)	441,530
37,910	Novartis AG (Health Care)	4,562,872
34,313	SGS SA (Industrials)	3,827,429
477	Swiss Life Holding AG (Financials)	385,670
3,458	Swisscom AG (Communication Services)	2,186,596
5,420	Zurich Insurance Group AG (Financials)	3,139,122

		14,543,219

United Kingdom – 2.9%
1,379	AstraZeneca PLC (Health Care)	240,571
34,451	Aviva PLC (Financials)	228,469
224,987	BAE Systems PLC (Industrials)	4,030,245
44,117	British American Tobacco PLC (Consumer Staples)	1,644,335
27,426	Bunzl PLC (Industrials)	1,275,980
640,161	CK Hutchison Holdings Ltd. (Industrials)	3,533,015
36,639	Compass Group PLC (Consumer Discretionary)	1,155,186
71,079	HSBC Holdings PLC (Financials)	622,802
6,896	Imperial Brands PLC (Consumer Staples)	197,575
3,540	InterContinental Hotels Group PLC (Consumer Discretionary)	352,842
75,125	J Sainsbury PLC (Consumer Staples)	288,695
3,493	London Stock Exchange Group PLC (Financials)	470,544
27,618	National Grid PLC (Utilities)	362,462
3,122	Next PLC (Consumer Discretionary)	417,079
126,606	RELX PLC (Industrials)	5,888,612
294,984	Sage Group PLC (The) (Information Technology)	3,919,474
23,427	Smith & Nephew PLC (Health Care)	360,385
991,135	Tesco PLC (Consumer Staples)	4,607,295
29,595	WPP PLC (Communication Services)	281,679

		29,877,245

United States – 69.3%
3,691	Abbott Laboratories (Health Care)	418,080
29,736	AbbVie, Inc. (Health Care)	5,837,474
9,224	Adobe, Inc. (Information Technology)*	5,298,358

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
50,881	Aflac, Inc. (Financials)	$5,615,227
24,790	Akamai Technologies, Inc. (Information Technology)*	2,524,614
10,659	Allstate Corp. (The) (Financials)	2,013,911
47,928	Alphabet, Inc., Class A (Communication Services)	7,830,477
44,041	Alphabet, Inc., Class C (Communication Services)	7,271,610
17,055	Altria Group, Inc. (Consumer Staples)	917,047
65,781	Amazon.com, Inc. (Consumer Discretionary)*	11,741,908
32,822	Amdocs Ltd. (Information Technology)	2,854,529
2,118	American Express Co. (Financials)	547,821
13,447	American International Group, Inc. (Financials)	1,036,091
2,516	Ameriprise Financial, Inc. (Financials)	1,130,791
9,431	AMETEK, Inc. (Industrials)	1,613,173
5,580	Amgen, Inc. (Health Care)	1,862,771
89,351	Amphenol Corp., Class A (Information Technology)	6,026,725
2,393	Aon PLC, Class A (Financials)	822,522
149,123	Apple, Inc. (Information Technology)	34,149,167
28,012	Arch Capital Group Ltd. (Financials)*	3,167,877
10,678	Arthur J Gallagher & Co. (Financials)	3,124,062
272,258	AT&T, Inc. (Communication Services)	5,417,934
7,817	Autodesk, Inc. (Information Technology)*	2,019,913
1,294	Automatic Data Processing, Inc. (Industrials)	357,028
2,401	AutoZone, Inc. (Consumer Discretionary)*	7,638,733
67,213	Bank of America Corp. (Financials)	2,738,930
26,422	Bank of New York Mellon Corp. (The) (Financials)	1,802,509
4,716	Becton Dickinson & Co. (Health Care)	1,143,206
26,853	Berkshire Hathaway, Inc., Class B (Financials)*	12,779,880
5,433	Biogen, Inc. (Health Care)*	1,112,461
28,707	Boston Scientific Corp. (Health Care)*	2,347,946
126,549	BP PLC (Energy)	714,166
66,784	Bristol-Myers Squibb Co. (Health Care)	3,335,861
27,013	Broadcom, Inc. (Information Technology)	4,398,257
8,548	Broadridge Financial Solutions, Inc. (Industrials)	1,819,527

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
10,677	Cadence Design Systems, Inc. (Information Technology)*	$2,871,366
42,582	Cardinal Health, Inc. (Health Care)	4,799,843
11,057	Cboe Global Markets, Inc. (Financials)	2,271,108
18,846	CDW Corp. (Information Technology)	4,252,411
25,782	Cencora, Inc. (Health Care)	6,176,594
2,659	Cheniere Energy, Inc. (Energy)	492,606
11,371	Chevron Corp. (Energy)	1,682,339
6,900	Chubb Ltd. (Financials)	1,960,842
22,807	Church & Dwight Co., Inc. (Consumer Staples)	2,323,577
12,486	Cigna Group (The) (Health Care)	4,517,560
6,073	Cincinnati Financial Corp. (Financials)	832,183
6,420	Cintas Corp. (Industrials)	5,168,870
122,634	Cisco Systems, Inc. (Information Technology)	6,197,922
55,698	Citigroup, Inc. (Financials)	3,488,923
4,410	Clorox Co. (The) (Consumer Staples)	698,147
3,808	CME Group, Inc. (Financials)	821,538
42,648	Coca-Cola Co. (The) (Consumer Staples)	3,090,701
63,492	Cognizant Technology Solutions Corp., Class A (Information Technology)	4,937,773
86,845	Colgate-Palmolive Co. (Consumer Staples)	9,248,992
78,851	Comcast Corp., Class A (Communication Services)	3,120,134
91,973	Conagra Brands, Inc. (Consumer Staples)	2,869,558
1,740	ConocoPhillips (Energy)	197,995
7,206	Copart, Inc. (Industrials)*	381,630
17,928	Corning, Inc. (Information Technology)	750,287
7,425	Corpay, Inc. (Financials)*	2,342,959
7,605	Costco Wholesale Corp. (Consumer Staples)	6,786,550
10,845	CSX Corp. (Industrials)	371,658
2,690	Cummins, Inc. (Industrials)	841,567
73,597	CVS Health Corp. (Health Care)	4,212,692
3,351	Darden Restaurants, Inc. (Consumer Discretionary)	529,961
50,982	Dell Technologies, Inc., Class C (Information Technology)	5,890,460
3,305	Dover Corp. (Industrials)	614,829
17,035	Dow, Inc. (Materials)	912,735
4,349	Duke Energy Corp. (Utilities)	495,569
5,776	Eaton Corp. PLC (Industrials)	1,772,828
2,105	Ecolab, Inc. (Materials)	532,944
12,062	Electronic Arts, Inc. (Communication Services)	1,831,253

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
2,484	Elevance Health, Inc. (Health Care)	$1,383,315
7,600	Eli Lilly & Co. (Health Care)	7,296,152
7,116	Everest Group Ltd. (Financials)	2,791,180
10,132	Expeditors International of Washington, Inc. (Industrials)	1,250,390
18,999	Exxon Mobil Corp. (Energy)	2,240,742
87,457	Fastenal Co. (Industrials)	5,971,564
14,838	Ferguson Enterprises, Inc. (Industrials)	3,052,325
19,245	Fidelity National Financial, Inc. (Financials)	1,134,685
4,184	Fiserv, Inc. (Financials)*	730,526
19,351	Fortive Corp. (Industrials)	1,439,714
67,705	Fox Corp., Class A (Communication Services)	2,800,956
38,272	Fox Corp., Class B (Communication Services)	1,470,793
5,617	Garmin Ltd. (Consumer Discretionary)	1,029,540
8,671	Gartner, Inc. (Information Technology)*	4,265,785
12,211	General Dynamics Corp. (Industrials)	3,655,485
15,245	General Electric Co. (Industrials)	2,662,082
12,236	General Mills, Inc. (Consumer Staples)	884,540
26,374	Genuine Parts Co. (Consumer Discretionary)	3,778,339
64,287	Gilead Sciences, Inc. (Health Care)	5,078,673
175,603	GSK PLC (Health Care)	3,824,129
87,339	Haleon PLC (Consumer Staples)	438,480
25,203	Hartford Financial Services Group, Inc. (The) (Financials)	2,926,068
2,150	HCA Healthcare, Inc. (Health Care)	850,519
10,693	Hershey Co. (The) (Consumer Staples)	2,064,391
300,175	Hewlett Packard Enterprise Co. (Information Technology)	5,814,390
5,182	Hilton Worldwide Holdings, Inc. (Consumer Discretionary)	1,138,174
3,642	Holcim AG (Materials)*	350,786
14,682	Hologic, Inc. (Health Care)*	1,192,766
19,624	Home Depot, Inc. (The) (Consumer Discretionary)	7,231,444
78,941	HP, Inc. (Information Technology)	2,856,085
17,362	Illinois Tool Works, Inc. (Industrials)	4,395,711
52,486	Incyte Corp. (Health Care)*	3,446,231
9,533	Intercontinental Exchange, Inc. (Financials)	1,540,056
47,993	International Business Machines Corp. (Information Technology)	9,700,825

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
1,627	Intuit, Inc. (Information Technology)	$1,025,433
4,693	Iron Mountain, Inc. REIT (Real Estate)	531,529
42,252	Johnson & Johnson (Health Care)	7,007,917
29,304	JPMorgan Chase & Co. (Financials)	6,587,539
5,162	Keurig Dr Pepper, Inc. (Consumer Staples)	188,981
27,353	Keysight Technologies, Inc. (Information Technology)*	4,215,644
16,255	Kimberly-Clark Corp. (Consumer Staples)	2,351,448
56,033	Kinder Morgan, Inc. (Energy)	1,208,632
36,578	Kraft Heinz Co. (The) (Consumer Staples)	1,295,959
82,946	Kroger Co. (The) (Consumer Staples)	4,413,557
3,517	L3Harris Technologies, Inc. (Industrials)	832,368
9,521	Labcorp Holdings, Inc. (Health Care)	2,188,783
15,882	Leidos Holdings, Inc. (Industrials)	2,517,456
3,664	Linde PLC (Materials)	1,752,308
2,034	Lockheed Martin Corp. (Industrials)	1,155,515
51,826	Loews Corp. (Financials)	4,246,622
26,915	Lowe’s Cos., Inc. (Consumer Discretionary)	6,688,378
23,812	LyondellBasell Industries NV, Class A (Materials)	2,350,244
1,676	Markel Group, Inc. (Financials)*	2,682,740
1,634	Marriott International, Inc., Class A (Consumer Discretionary)	383,483
30,436	Marsh & McLennan Cos., Inc. (Financials)	6,924,494
64,639	Masco Corp. (Industrials)	5,142,679
15,731	Mastercard, Inc., Class A (Financials)	7,603,422
16,642	McDonald’s Corp. (Consumer Discretionary)	4,803,880
10,587	McKesson Corp. (Health Care)	5,940,154
48,048	Merck & Co., Inc. (Health Care)	5,691,286
14,879	Meta Platforms, Inc., Class A (Communication Services)	7,756,571
2,782	MetLife, Inc. (Financials)	215,549
65,996	Microsoft Corp. (Information Technology)	27,529,571
31,695	Mondelez International, Inc., Class A (Consumer Staples)	2,276,018
11,981	Moody’s Corp. (Financials)	5,843,613
21,556	Motorola Solutions, Inc. (Information Technology)	9,528,614
7,365	Nasdaq, Inc. (Financials)	530,869

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
35,028	NetApp, Inc. (Information Technology)	$4,228,580
196	Northrop Grumman Corp. (Industrials)	102,549
135,708	NVIDIA Corp. (Information Technology)	16,199,464
6,931	Omnicom Group, Inc. (Communication Services)	696,080
4,871	ONEOK, Inc. (Energy)	449,886
15,608	Oracle Corp. (Information Technology)	2,205,254
8,735	O’Reilly Automotive, Inc. (Consumer Discretionary)*	9,870,288
13,400	Otis Worldwide Corp. (Industrials)	1,268,846
27,200	PACCAR, Inc. (Industrials)	2,616,096
6,826	Packaging Corp. of America (Materials)	1,430,320
10,155	Paychex, Inc. (Industrials)	1,332,336
37,933	PepsiCo, Inc. (Consumer Staples)	6,557,857
8,624	Philip Morris International, Inc. (Consumer Staples)	1,063,253
2,123	PPG Industries, Inc. (Materials)	275,417
6,400	Principal Financial Group, Inc. (Financials)	521,088
33,546	Procter & Gamble Co. (The) (Consumer Staples)	5,754,481
11,670	Progressive Corp. (The) (Financials)	2,943,174
5,730	Prudential Financial, Inc. (Financials)	694,247
6,173	Public Service Enterprise Group, Inc. (Utilities)	498,470
13,389	QUALCOMM, Inc. (Information Technology)	2,347,092
12,342	Quest Diagnostics, Inc. (Health Care)	1,937,324
3,749	Raymond James Financial, Inc. (Financials)	448,268
5,981	Realty Income Corp. REIT (Real Estate)	371,480
3,574	Regeneron Pharmaceuticals, Inc. (Health Care)*	4,234,082
24,860	Republic Services, Inc. (Industrials)	5,176,101
6,671	Roche Holding AG (Health Care)	2,424,817
8,289	Roche Holding AG (Health Care)	2,805,823
61,476	Rollins, Inc. (Industrials)	3,084,866
6,490	Roper Technologies, Inc. (Information Technology)	3,598,121
4,369	Ross Stores, Inc. (Consumer Discretionary)	658,015
42,896	Royalty Pharma PLC, Class A (Health Care)	1,245,271
14,696	RTX Corp. (Industrials)	1,812,605

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
5,792	Salesforce, Inc. (Information Technology)	$1,464,797
9,265	Shell PLC (Energy)	326,453
6,828	Sherwin-Williams Co. (The) (Materials)	2,522,058
4,133	Snap-on, Inc. (Industrials)	1,172,697
11,672	Southern Co. (The) (Utilities)	1,008,461
34,620	SS&C Technologies Holdings, Inc. (Industrials)	2,599,616
8,705	State Street Corp. (Financials)	758,206
2,944	Stryker Corp. (Health Care)	1,061,076
23,841	Swiss Re AG (Financials)	3,251,109
3,730	Synopsys, Inc. (Information Technology)*	1,938,033
36,344	Sysco Corp. (Consumer Staples)	2,833,742
10,443	TE Connectivity Ltd. (Information Technology)	1,604,045
4,966	Texas Instruments, Inc. (Information Technology)	1,064,412
19,339	Textron, Inc. (Industrials)	1,763,717
186	Thermo Fisher Scientific, Inc. (Health Care)	114,403
62,253	TJX Cos., Inc. (The) (Consumer Discretionary)	7,300,409
11,381	T-Mobile US, Inc. (Communication Services)	2,261,632
10,547	Tractor Supply Co. (Consumer Discretionary)	2,821,850
857	TransDigm Group, Inc. (Industrials)	1,176,841
5,955	Travelers Cos., Inc. (The) (Financials)	1,358,157
5,142	Tyson Foods, Inc., Class A (Consumer Staples)	330,682
11,966	UnitedHealth Group, Inc. (Health Care)	7,062,333
23,351	VeriSign, Inc. (Information Technology)*	4,294,249
5,082	Verisk Analytics, Inc. (Industrials)	1,386,471
133,632	Verizon Communications, Inc. (Communication Services)	5,583,145
3,639	Vertex Pharmaceuticals, Inc. (Health Care)*	1,804,544
23,532	Visa, Inc., Class A (Financials)	6,503,539
40,082	W R Berkley Corp. (Financials)	2,392,895
7,535	W.W. Grainger, Inc. (Industrials)	7,421,372
169,313	Walmart, Inc. (Consumer Staples)	13,076,043
7,238	Waste Connections, Inc. (Industrials)	1,349,697
23,686	Waste Management, Inc. (Industrials)	5,022,379
12,852	Wells Fargo & Co. (Financials)	751,456
7,235	Westinghouse Air Brake Technologies Corp. (Industrials)	1,226,839
27,955	Williams Cos., Inc. (The) (Energy)	1,279,500

Shares	Description		Value

Common Stocks – (continued)

United States – (continued)
671	Willis Towers Watson PLC (Financials)		$196,006
40,472	Yum! Brands, Inc. (Consumer
	Discretionary)		5,460,482
2,718	Zimmer Biomet Holdings, Inc. (Health Care)		313,820
8,575	Zoetis, Inc. (Health Care)		1,573,427

			692,099,731

TOTAL COMMON STOCKS (Cost $806,436,547)			996,109,961

Shares	Description	Rate	Value

Preferred Stocks – 0.2%

Germany – 0.2%
15,490	Henkel AG & Co. KGaA (Consumer Staples)	2.23%	1,418,994
10,191	Porsche Automobil Holding SE (Consumer Discretionary)	6.25	458,775

TOTAL PREFERRED STOCKS (Cost $1,673,146)			1,877,769

Shares	Dividend Rate		Value

Investment Company – 0.1%(c)

Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Shares
1,037,620	5.120%		1,037,620
(Cost $1,037,620)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $809,147,313)			999,025,350

Securities Lending Reinvestment Vehicle – 0.5%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
4,770,593	5.180%		4,770,593
(Cost $4,770,593)

TOTAL INVESTMENTS – 100.3% (Cost $813,917,906)			$1,003,795,943

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(2,970,419)

NET ASSETS – 100.0%			$1,000,825,524

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® WORLD LOW VOL PLUS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	22.1%
Financials	19.3
Industrials	13.2
Health Care	12.0
Consumer Staples	11.4
Consumer Discretionary	9.5
Communication Services	7.9
Materials	1.5
Energy	1.1
Utilities	1.0
Real Estate	0.4
Investment Company	0.1
Securities Lending Reinvestment Vehicle	0.5

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini MSCI EAFE Index Future	3	09/20/24	$368,775	$20,319
S&P 500 E-Mini Index	3	09/20/24	849,150	24,500

Total Futures Contracts				$44,819

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities August 31, 2024

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $756,831,179, $38,224,882, $2,900,186,417 and $18,820,861, respectively)(a)	$942,078,692	$41,937,866	$3,768,287,980	$23,725,207
Investments in affiliated issuers, at value (cost $33,344,079, $100,696, $14,915,804 and $63,992, respectively)	33,344,079	100,696	14,915,804	63,992
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,732,799	231,612	54,806,952	79,131
Foreign Currency, at value (cost $5,805,655, $7,622, $2,566,927 and $–, respectively)	5,806,185	7,703	2,579,112	—
Receivables:
Investments sold	48,108,825	2,581,437	283,161,931	1,124,986
Dividends	1,733,973	50,632	6,136,560	27,950
Reimbursement from investment adviser	188,608	—	—	—
Foreign tax reclaims	178,116	28,876	4,362,815	—
Securities lending income	2,087	82	32,527	32
Collateral on certain derivative contracts	—	5,113	565,137	1,741
Variation margin on futures contracts	267,523	5,211	294,853	3,939
Other assets	2,950	—	—	—

Total assets	1,034,443,837	44,949,228	4,135,143,671	25,026,978

Liabilities:
Payables:
Investments purchased	76,210,519	2,666,650	293,035,163	1,181,195
Foreign capital gains taxes	11,706,629	—	—	—
Payable upon return of securities loaned	2,732,799	231,612	54,806,952	79,131
Management fees	312,336	7,641	765,736	4,769
Foreign bank overdraft (cost $–, $–, $– and $69, respectively)	—	—	—	69
Accrued expenses	480,660	—	—	—

Total liabilities	91,442,943	2,905,903	348,607,851	1,265,164

Net Assets:

Paid-in capital	849,947,992	42,473,906	3,232,828,559	21,057,848
Total distributable earnings (loss)	93,052,902	(430,581)	553,707,261	2,703,966

NET ASSETS	$943,000,894	$42,043,325	$3,786,535,820	$23,761,814

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	28,250,000	1,100,000	105,200,000	600,000

Net asset value per share:	$33.38	$38.22	$35.99	$39.60

(a)

Includes loaned securities having a market value of $2,569,965, $221,520, $52,083,666 and $75,238 for ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued) August 31, 2024

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $7,915,624,485, $440,753,543 and $808,109,693, respectively)(a)	$12,697,269,704	$511,872,222	$997,987,730
Investments in affiliated issuers, at value (cost $11,120,844, $2,136,174 and $1,037,620, respectively)	11,120,844	2,136,174	1,037,620
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	5,579,452	4,770,593
Foreign Currency, at value (cost $–, $– and $39,502, respectively)	—	—	39,705
Receivables:
Dividends	12,759,242	439,767	1,281,568
Collateral on certain derivative contracts	819,720	182,160	58,683
Securities lending income	149	13,761	2,139
Investments sold	—	287,713	—
Foreign tax reclaims	—	612	631,408
Variation margin on futures contracts	137,700	14,490	8,183

Total assets	12,722,107,359	520,526,351	1,005,817,629

Liabilities:
Payables:
Management fees	940,250	83,751	201,338
Payable upon return of securities loaned	—	5,579,452	4,770,593
Investments purchased	—	—	20,174

Total liabilities	940,250	5,663,203	4,992,105

Net Assets:

Paid-in capital	8,959,867,217	491,857,800	852,908,864
Total distributable earnings	3,761,299,892	23,005,348	147,916,660

NET ASSETS	$12,721,167,109	$514,863,148	$1,000,825,524

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	114,652,500	7,450,000	19,900,000

Net asset value per share:	$110.95	$69.11	$50.29

(a)

Includes loaned securities having a market value of $–, $5,400,193 and $4,545,120 for ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF, respectively.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2024

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,451,012, $51,624, $11,075,113 and $51,045, respectively)	$27,186,464	$394,132	$100,406,397	$387,267

Dividends — affiliated issuers	392,850	2,642	436,214	2,269

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	63,034	1,857	651,356	1,276

Total Investment Income	27,642,348	398,631	101,493,967	390,812

Expenses:

Management fees	3,776,295	23,104	8,575,900	28,334

Custody, accounting and administrative services	617,162	—	—	—

Registration fees	291,561	—	—	—

Printing and mailing costs	208,263	—	—	—

Professional fees	169,000	—	—	—

Trustee fees	36,681	13,481	38,210	18,006

Other	15,177	—	—	—

Total expenses	5,114,139	36,585	8,614,110	46,340

Less — expense reductions	(866,077)	(93)	(15,459)	(80)

Net expenses	4,248,062	36,492	8,598,651	46,260

NET INVESTMENT INCOME	23,394,286	362,139	92,895,316	344,552

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(19,707,000)	(405,127)	(30,354,960)	(491,234)

Futures contracts	354,281	8,617	1,802,490	5,168

In-kind redemptions	4,610,408	369,650	6,441,102	—

Foreign currency transactions	(1,143,856)	493	(527,003)	(10,337)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(7,278,726), $–, $– and $–, respectively)	114,799,221	2,868,234	526,423,227	3,176,878

Foreign currency translations	(40,910)	1,324	301,266	1,982

Futures contracts	—	2,828	746,793	(1,523)

Net realized and unrealized gain	98,872,144	2,846,019	504,832,915	2,680,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$122,266,430	$3,208,158	$597,728,231	$3,025,486

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2024

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $–, $12,233 and $1,164,840, respectively)	$159,768,588	$7,264,548	$17,919,488

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	3,495,956	81,606	680,771

Dividends — affiliated issuers	778,538	157,160	92,187

Total Investment Income	164,043,082	7,503,314	18,692,446

Expenses:

Management fees	10,491,740	945,362	2,029,348

Trustee fees	77,458	24,594	26,120

Total expenses	10,569,198	969,956	2,055,468

Less — expense reductions	(27,978)	(5,390)	(3,247)

Net expenses	10,541,220	964,566	2,052,221

NET INVESTMENT INCOME	153,501,862	6,538,748	16,640,225

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(135,963,140)	(19,945,265)	(14,327,206)

In-kind redemptions	931,456,218	43,701,766	15,363,464

Futures contracts	1,779,505	1,087,641	384,038

Foreign currency transactions	—	—	(61,795)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	1,858,414,269	55,480,009	165,346,263

Foreign currency translations	—	—	52,149

Futures contracts	52,139	(6,711)	22,716

Net realized and unrealized gain	2,655,738,991	80,317,440	166,779,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,809,240,853	$86,856,188	$183,419,854

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$23,394,286	$29,949,389	$362,139	$418,036

Net realized loss	(15,886,167)	(33,527,367)	(26,367)	(417,799)

Net change in unrealized gain	114,758,311	30,610,672	2,872,386	2,130,680

Net increase in net assets resulting from operations	122,266,430	27,032,694	3,208,158	2,130,917

Distributions to shareholders:

From distributable earnings	(12,364,152)	(25,009,312)	(332,282)	(359,836)

From share transactions:

Proceeds from sales of shares	5,715,467	62,411,100	29,280,613	–
Cost of shares redeemed	(142,324,464)	(119,934,568)	(1,700,198)	(2,547,509)

Net increase (decrease) in net assets resulting from share transactions	(136,608,997)	(57,523,468)	27,580,415	(2,547,509)

TOTAL INCREASE (DECREASE)	(26,706,719)	(55,500,086)	30,456,291	(776,428)

Net Assets:

Beginning of year	$969,707,613	$1,025,207,699	$11,587,034	$12,363,462

End of year	$943,000,894	$969,707,613	$42,043,325	$11,587,034

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$ 92,895,316	$ 91,862,520	$ 344,552	$ 275,723

Net realized loss	(22,638,371)	(56,523,195)	(496,403)	(189,702)

Net change in unrealized gain	527,471,286	408,781,803	3,177,337	1,786,105

Net increase in net assets resulting from operations	597,728,231	444,121,128	3,025,486	1,872,126

Distributions to shareholders:

From distributable earnings	(92,008,656)	(90,840,491)	(354,819)	(259,624)

From share transactions:

Proceeds from sales of shares	46,484,328	222,011,550	7,419,872	–

Cost of shares redeemed	(16,729,868)	(44,267,175)	–	–

Net increase in net assets resulting from share transactions	29,754,460	177,744,375	7,419,872	–

TOTAL INCREASE	535,474,035	531,025,012	10,090,539	1,612,502

Net Assets:

Beginning of year	$ 3,251,061,785	$ 2,720,036,773	$ 13,671,275	$ 12,058,773

End of year	$ 3,786,535,820	$ 3,251,061,785	$ 23,761,814	$ 13,671,275

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF		ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$ 153,501,862	$ 167,259,552	$ 6,538,748	$ 6,802,784
Net realized gain	797,272,583	463,281,433	24,844,142	7,994,471
Net change in unrealized gain	1,858,466,408	860,961,368	55,473,298	13,562,819

Net increase in net assets resulting from operations	2,809,240,853	1,491,502,353	86,856,188	28,360,074

Distributions to shareholders:

From distributable earnings	(157,684,522)	(170,189,662)	(6,791,933)	(6,492,896)

From share transactions:

Proceeds from sales of shares	772,702,058	551,981,819	53,050,343	40,329,686

Cost of shares redeemed	(2,113,564,319)	(2,079,315,418)	(101,090,288)	(62,627,817)

Net decrease in net assets resulting from share transactions	(1,340,862,261)	(1,527,333,599)	(48,039,945)	(22,298,131)

TOTAL INCREASE (DECREASE)	1,310,694,070	(206,020,908)	32,024,310	(430,953)

Net Assets:

Beginning of year	$ 11,410,473,039	$ 11,616,493,947	$ 482,838,838	$ 483,269,791

End of year	$ 12,721,167,109	$ 11,410,473,039	$ 514,863,148	$ 482,838,838

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® World Low Vol Plus Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$16,640,225	$14,003,105

Net realized gain (loss)	1,358,501	(24,561,263)

Net change in unrealized gain	165,421,128	78,892,266

Net increase in net assets resulting from operations	183,419,854	68,334,108

Distributions to shareholders:

From distributable earnings	(16,305,859)	(13,421,605)

From share transactions:

Proceeds from sales of shares	173,772,285	109,729,323

Cost of shares redeemed	(62,814,367)	–

Net increase in net assets resulting from share transactions	110,957,918	109,729,323

TOTAL INCREASE	278,071,913	164,641,826

Net Assets:

Beginning of year	$722,753,611	$558,111,785

End of year	$1,000,825,524	$722,753,611

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$29.61	$29.42	$39.33	$33.28	$31.12

Net investment income(a)	0.76	0.91	1.13	0.67	0.80	(b)

Net realized and unrealized gain (loss)	3.39	0.06	(9.55)	6.07	2.17

Total from investment operations	4.15	0.97	(8.42)	6.74	2.97

Distributions to shareholders from net investment income	(0.38)	(0.78)	(1.49)	(0.69)	(0.81)

Net asset value, end of year	$33.38	$29.61	$29.42	$39.33	$33.28

Market price, end of year	$33.26	$29.48	$29.03	$39.16	$33.28

Total Return at Net Asset Value(c)	14.16%	3.50%	(21.97)%	20.49%	9.55%

Net assets, end of year (in 000’s)	$943,001	$969,708	$1,025,208	$1,388,289	$1,710,477

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.54%	0.52%	0.51%	0.51%	0.52%

Ratio of net investment income to average net assets	2.48%	3.15%	3.29%	1.76%	2.55	%(b)

Portfolio turnover rate(d)	28%	21%	18%	46%	38%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.09% of average net assets.
(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$33.11	$27.47	$37.99	$29.85	$28.59

Net investment income(a)	0.87	1.16	1.01	0.84	0.58

Net realized and unrealized gain (loss)	5.10	5.50	(10.29)	8.15	1.27

Total from investment operations	5.97	6.66	(9.28)	8.99	1.85

Distributions to shareholders from net investment income	(0.86)	(1.02)	(1.24)	(0.85)	(0.59)

Net asset value, end of year	$38.22	$33.11	$27.47	$37.99	$29.85

Market price, end of year	$38.34	$33.05	$27.26	$38.05	$29.81

Total Return at Net Asset Value(b)	18.23%	24.40%	(24.81)%	30.45%	6.69%

Net assets, end of year (in 000’s)	$42,043	$11,587	$12,363	$20,893	$16,416

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.47%	3.74%	2.98%	2.47%	2.01%

Portfolio turnover rate(c)	28%	14%	19%	19%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$31.20	$27.64	$35.76	$28.72	$27.70

Net investment income(a)	0.88	0.92	0.96	0.75	0.57

Net realized and unrealized gain (loss)	4.78	3.55	(8.07)	6.97	1.05

Total from investment operations	5.66	4.47	(7.11)	7.72	1.62

Distributions to shareholders from net investment income	(0.87)	(0.91)	(1.01)	(0.68)	(0.60)

Net asset value, end of year	$35.99	$31.20	$27.64	$35.76	$28.72

Market price, end of year	$35.95	$31.21	$27.52	$35.75	$28.63

Total Return at Net Asset Value(b)	18.44%	16.40%	(20.18)%	27.12%	5.96%

Net assets, end of year (in 000’s)	$3,786,536	$3,251,062	$2,720,037	$3,093,235	$1,743,562

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.70%	3.08%	2.97%	2.31%	2.08%

Portfolio turnover rate(c)	28%	14%	18%	21%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$34.18	$30.15	$37.91	$32.60	$30.59

Net investment income(a)	0.68	0.69	0.70	0.60	0.66

Net realized and unrealized gain (loss)	5.48	3.99	(7.75)	5.25	2.15

Total from investment operations	6.16	4.68	(7.05)	5.85	2.81

Distributions to shareholders from net investment income	(0.74)	(0.65)	(0.71)	(0.54)	(0.80)

Net asset value, end of year	$39.60	$34.18	$30.15	$37.91	$32.60

Market price, end of year	$39.77	$34.18	$29.78	$37.75	$32.51

Total Return at Net Asset Value(b)	18.29%	15.69%	(18.76)%	18.02%	9.15%

Net assets, end of year (in 000’s)	$23,762	$13,671	$12,059	$15,163	$19,561

Ratio of net expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	1.86%	2.19%	2.03%	1.64%	2.09%

Portfolio turnover rate(c)	25%	17%	21%	21%	18%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$88.55	$78.36	$90.95	$70.70	$59.09

Net investment income(a)	1.27	1.23	1.17	0.96	1.06

Net realized and unrealized gain (loss)	22.42	10.21	(12.61)	20.21	11.62

Total from investment operations	23.69	11.44	(11.44)	21.17	12.68

Distributions to shareholders from net investment income	(1.29)	(1.25)	(1.15)	(0.92)	(1.07)

Net asset value, end of year	$110.95	$88.55	$78.36	$90.95	$70.70

Market price, end of year	$110.96	$88.57	$78.33	$90.91	$70.61

Total Return at Net Asset Value(b)	26.98%	14.83%	(12.70)%	30.21%	21.81%

Net assets, end of year (in 000’s)	$12,721,167	$11,410,473	$11,616,494	$13,769,847	$10,427,895

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.31%	1.53%	1.36%	1.22%	1.72%

Portfolio turnover rate(c)	17%	11%	12%	16%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023		2022		2021		2020

Per Share Operating Performance:

Net asset value, beginning of year	$58.88	$55.87		$64.97		$43.57		$42.84

Net investment income(a)	0.83	0.84	(b)	0.74	(c)	0.53	(d)	0.51

Net realized and unrealized gain (loss)	10.26	2.97		(9.07)		21.35		0.78

Total from investment operations	11.09	3.81		(8.33)		21.88		1.29

Distributions to shareholders from net investment income	(0.86)	(0.80)		(0.77)		(0.48)		(0.56)

Net asset value, end of year	$69.11	$58.88		$55.87		$64.97		$43.57

Market price, end of year	$69.13	$58.85		$55.92		$64.94		$43.63

Total Return at Net Asset Value(e)	19.00%	6.95%		(12.95)%		50.45%		3.13%

Net assets, end of year (in 000’s)	$514,863	$482,839		$483,270		$412,543		$152,484

Ratio of net expenses to average net assets	0.20%	0.20%		0.20%		0.20%		0.20%

Ratio of net investment income to average net assets	1.35%	1.49	%(b)	1.22	%(c)	0.90	%(d)	1.21%

Portfolio turnover rate(f)	24%	17%		20%		25%		20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.23 per share and 0.41% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.21 per share and 0.34% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.16% of average net assets.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® World Low Vol Plus Equity ETF

	For the Fiscal Year Ended August 31,		For the Period March 15, 2022*
	2024	2023	to August 31, 2022

Per Share Operating Performance:

Net asset value, beginning of period	$41.30	$37.97	$40.57

Net investment income(a)	0.90	0.87	0.47

Net realized and unrealized gain (loss)	8.98	3.30	(2.76)

Total from investment operations	9.88	4.17	(2.29)

Distributions to shareholders from net investment income	(0.89)	(0.84)	(0.31)

Net asset value, end of period	$50.29	$41.30	$37.97

Market price, end of period	$50.29	$41.34	$37.98

Total Return at Net Asset Value(b)	24.22%	11.15%	(5.65)%

Net assets, end of period (in 000’s)	$1,000,826	$722,754	$558,112

Ratio of net expenses to average net assets	0.25%	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	2.02%	2.22%	2.54	%(c)

Portfolio turnover rate(d)	25%	31%	13%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

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Notes to Financial Statements August 31, 2024

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	Diversified

Goldman Sachs ActiveBeta® Europe Equity ETF	Diversified

Goldman Sachs ActiveBeta® International Equity ETF	Diversified

Goldman Sachs ActiveBeta® Japan Equity ETF	Diversified

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	Diversified

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Diversified

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), except for ActiveBeta® World Low Vol Plus Equity ETF, which is listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly, with the exception of ActiveBeta® Europe Equity ETF and ActiveBeta® Japan Equity ETF, which are paid semiannually. Capital gains distributions, if any, are declared and paid at least annually. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Foreign governments and their agencies may enact policies that delay or place limits on repatriation of local currency to U.S. dollars. Market quoted rates for immediate currency settlement may have access or transaction volume restrictions that are insufficient to convert a significant portion of assets and liabilities denominated in local currency to U.S. dollars. When these events occur, the rates utilized to translate a foreign currency to U.S. dollars may be determined by GSAM under Valuation Procedures as discussed in Note 3.

Monetary policies enacted by government agencies in Egypt that limit their local currency’s repatriation to safeguard U.S. dollar reserves, significantly impacted the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF’s ability to convert assets and liabilities amounts denominated in local currency to U.S. dollars using quoted immediate currency settlement rates.

Effective March 6, 2024, the government of Egypt allowed its currency to float and as a result of the devaluation the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF reverted to using the immediate current settlement rates for the purposes of translating Egyptian Pound-denominated assets and liabilities to U.S. dollars.

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Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include ETFs and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2024:

ActiveBeta® Emerging Markets Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$36,026,530	$—	$—

Asia	783,771,725	19,930,192	—

Europe	25,427,188	—	—

North America	18,195,217	—	—

South America	38,201,429	13,858,128	—

Exchange-Traded Fund	6,668,283	—	—

Investment Company	33,344,079	—	—

Securities Lending Reinvestment Vehicle	2,732,799	—	—

Total	$944,367,250	$33,788,320	$—

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Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

ActiveBeta® Europe Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$14,719	$—	$—

Asia	191,116	—	—

Europe	36,548,877	187,699	—

North America	4,644,694	—	—

Oceania	259,056	—	—

South America	91,705	—	—

Investment Company	100,696	—	—

Securities Lending Reinvestment Vehicle	231,612	—	—

Total	$42,082,475	$187,699	$—

Derivative Type

Assets

Futures Contracts(b)	$2,117	$—	$—

ActiveBeta® International Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$924,510,958	$—	$—

Europe	1,953,667,326	9,529,197	—

North America	622,096,905	4,075,917	—

Oceania	246,802,086	—	—

South America	7,605,591	—	—

Investment Company	14,915,804	—	—

Securities Lending Reinvestment Vehicle	54,806,952	—	—

Total	$3,824,405,622	$13,605,114	$—

Derivative Type

Assets

Futures Contracts(b)	$654,081	$—	$—

ActiveBeta® Japan Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$23,725,207	$—	$—

Investment Company	63,992	—	—

Securities Lending Reinvestment Vehicle	79,131	—	—

Total	$23,868,330	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(580)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ActiveBeta® U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$65,121,642	$—	$—

North America	12,632,148,062	—	—

Investment Company	11,120,844	—	—

Total	$12,708,390,548	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$112,020	$—	$—

ActiveBeta® U.S. Small Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$391,361	$—	$—

Asia	2,162,204	—	—

Europe	4,247,329	—	—

North America	503,786,157	—	27,278

South America	1,257,893	—	—

Investment Company	2,136,174	—	—

Securities Lending Reinvestment Vehicle	5,579,452	—	—

Total	$519,560,570	$—	$27,278

Derivative Type

Liabilities

Futures Contracts(b)	$(10,425)	$—	$—

ActiveBeta® World Low Vol Plus Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$88,273,953	$—	$—

Europe	154,990,073	1,877,769	—

North America	723,963,536	—	—

Oceania	28,625,032	—	—

South America	257,367	—	—

Investment Company	1,037,620	—	—

Securities Lending Reinvestment Vehicle	4,770,593	—	—

Total	$1,001,918,174	$1,877,769	$—

Derivative Type

Assets

Futures Contracts(b)	$44,819	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ActiveBeta® Europe Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$2,117	Variation margin on futures contracts	$—

ActiveBeta® International Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$654,081	Variation margin on futures contracts	$—

ActiveBeta® Japan Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(580)

ActiveBeta® U.S. Large Cap Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$112,020	Variation margin on futures contracts	$—

ActiveBeta® U.S. Small Cap Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(10,425)

ActiveBeta® World Low Vol Plus Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$44,819	Variation margin on futures contracts	$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2024 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

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4. INVESTMENTS IN DERIVATIVES (continued)

ActiveBeta® Emerging Markets Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$354,281	$—

ActiveBeta® Europe Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	8,617	2,828

ActiveBeta® International Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,802,490	746,793

ActiveBeta® Japan Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	5,168	(1,523)

ActiveBeta® U.S. Large Cap Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,779,505	52,139

ActiveBeta® U.S. Small Cap Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,087,641	(6,711)

ActiveBeta® World Low Vol Plus Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	384,038	22,716

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Notes to Financial Statements (continued) August 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2024, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)

ActiveBeta® Emerging Markets Equity ETF	62

ActiveBeta® Europe Equity ETF	2

ActiveBeta® International Equity ETF	113

ActiveBeta® Japan Equity ETF	6

ActiveBeta® U.S. Large Cap Equity ETF	70

ActiveBeta® U.S. Small Cap Equity ETF	37

ActiveBeta® World Low Vol Plus Equity ETF	11

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2024, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee

ActiveBeta® Europe Equity ETF	0.25%

ActiveBeta® International Equity ETF	0.25%

ActiveBeta® Japan Equity ETF	0.25%

ActiveBeta® U.S. Large Cap Equity ETF	0.09%

ActiveBeta® U.S. Small Cap Equity ETF	0.20%

ActiveBeta® World Low Vol Plus Equity ETF	0.25%

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2024, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	0.40%

B. Management Waiver — The ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, ActiveBeta® U.S. Small Cap Equity ETF and ActiveBeta® World Low Vol Plus Equity ETF invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Treasury Obligations Fund. For the fiscal year ended August 31, 2024, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

ActiveBeta® Emerging Markets Equity ETF	$ 13,501

ActiveBeta® Europe Equity ETF	93

ActiveBeta® International Equity ETF	15,459

ActiveBeta® Japan Equity ETF	80

ActiveBeta® U.S. Large Cap Equity ETF	27,978

ActiveBeta® U.S. Small Cap Equity ETF	5,390

ActiveBeta® World Low Vol Plus Equity ETF	3,247

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2024, these expense reimbursements amounted to $852,576.

D. Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc. and Goldman Sachs Financial Square Treasury Obligations Fund for the fiscal year ended August 31, 2024:

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Notes to Financial Statements (continued) August 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

ActiveBeta® Emerging Markets Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$–	$167,356,884	$(134,012,805)	$33,344,079	33,344,079	$392,850

ActiveBeta® Europe Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	758,669	(657,973)	100,696	100,696	2,642

ActiveBeta® International Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	156,263,549	(141,347,745)	14,915,804	14,915,804	436,214

ActiveBeta® Japan Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	584,195	(520,203)	63,992	63,992	2,269

ActiveBeta® U.S. Large Cap Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	199,401,378	(188,280,534)	11,120,844	11,120,844	778,538

ActiveBeta® U.S. Small Cap Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	26,773,574	(24,637,400)	2,136,174	2,136,174	157,160

ActiveBeta® World Low Vol Plus Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	25,559,966	(24,522,346)	1,037,620	1,037,620	92,187

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GOLDMAN SACHS ACTIVEBETA® ETFS

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

  Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	150,000	$5,715,467	2,100,000	$61,682,388

Shares redeemed	(4,650,000)	(142,324,464)	(4,200,000)	(119,934,568)

NET DECREASE IN SHARES	(4,500,000)	$(136,608,997)	(2,100,000)	$(58,252,180)

	Goldman Sachs ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	800,000	$29,280,613	—	$—

Shares redeemed	(50,000)	(1,700,198)	(100,000)	(2,546,984)

NET INCREASE (DECREASE) IN SHARES	750,000	$27,580,415	(100,000)	$(2,546,984)

	Goldman Sachs ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,500,000	$46,484,328	7,300,000	$221,995,548

Shares redeemed	(500,000)	(16,729,868)	(1,500,000)	(44,265,384)

NET INCREASE IN SHARES	1,000,000	$29,754,460	5,800,000	$177,730,164

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Notes to Financial Statements (continued) August 31, 2024

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	200,000	$7,419,872	—	$—

Shares redeemed	—	—	—	—

NET INCREASE IN SHARES	200,000	$7,419,872	—	$—

	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	8,150,000	$772,702,058	6,700,000	$551,981,819

Shares redeemed	(22,350,000)	(2,113,564,319)	(26,100,000)	(2,079,315,418)

NET DECREASE IN SHARES	(14,200,000)	$(1,340,862,261)	(19,400,000)	$(1,527,333,599)

	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	850,000	$53,050,343	700,000	$40,329,686

Shares redeemed	(1,600,000)	(101,090,288)	(1,150,000)	(62,627,817)

NET DECREASE IN SHARES	(750,000)	$(48,039,945)	(450,000)	$(22,298,131)

	Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	3,800,000	$173,772,285	2,800,000	$109,727,326

Shares redeemed	(1,400,000)	(62,814,367)	—	—

NET INCREASE IN SHARES	2,400,000	$110,957,918	2,800,000	$109,727,326

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GOLDMAN SACHS ACTIVEBETA® ETFS

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2024 were as follows:

Fund	Purchases	Sales

ActiveBeta® Emerging Markets Equity ETF	$264,214,774	$379,151,617

ActiveBeta® Europe Equity ETF	4,268,983	4,226,164

ActiveBeta® International Equity ETF	957,432,853	958,264,498

ActiveBeta® Japan Equity ETF	4,748,351	4,628,914

ActiveBeta® U.S. Large Cap Equity ETF	2,015,980,864	2,008,866,373

ActiveBeta® U.S. Small Cap Equity ETF	116,630,626	114,348,038

ActiveBeta® World Low Vol Plus Equity ETF	209,748,191	207,131,176

  The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2024 were as follows:

Fund	Purchases	Sales

ActiveBeta® Emerging Markets Equity ETF	$678,304	$23,037,082

ActiveBeta® Europe Equity ETF	29,243,621	1,693,596

ActiveBeta® International Equity ETF	45,581,913	16,699,697

ActiveBeta® Japan Equity ETF	7,282,338	—

ActiveBeta® U.S. Large Cap Equity ETF	770,755,893	2,109,562,968

ActiveBeta® U.S. Small Cap Equity ETF	53,045,403	100,319,959

ActiveBeta® World Low Vol Plus Equity ETF	172,338,348	62,685,068

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

  The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is

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GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements (continued) August 31, 2024

8. SECURITIES LENDING (continued)

managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

  In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

  Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2024 are reported under Investment Income on the Statements of Operations.

  The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2024.

Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024

ActiveBeta® Emerging Markets Equity ETF	$5,450,496	$42,866,858	$(45,584,555)	$2,732,799

ActiveBeta® Europe Equity ETF	132,123	2,567,248	(2,467,759)	231,612

ActiveBeta® International Equity ETF	37,159,558	804,406,988	(786,759,594)	54,806,952

ActiveBeta® Japan Equity ETF	96,777	4,516,795	(4,534,441)	79,131

ActiveBeta® U.S. Large Cap Equity ETF	39,027,450	47,994,822	(87,022,272)	—

ActiveBeta® U.S. Small Cap Equity ETF	2,764,662	32,314,069	(29,499,279)	5,579,452

ActiveBeta® World Low Vol Plus Equity ETF	2,067,149	102,595,284	(99,891,840)	4,770,593

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2024 and August 31, 2023 were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Distributions paid from:

Ordinary Income	$12,364,152	$332,282	$92,008,656	$354,819	$157,684,522

				ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Distributions paid from:

Ordinary Income				$6,791,933	$16,305,859

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GOLDMAN SACHS ACTIVEBETA® ETFS

9. TAX INFORMATION (continued)

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Distributions paid from:

Ordinary Income	$25,009,312	$359,836	$90,840,491	$259,624	$170,189,662

				ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Distributions paid from:

Ordinary Income				$ 6,492,896	$ 13,421,605

As of the Funds’ most recent fiscal year ended August 31, 2024, components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF

Undistributed ordinary income — net	$19,776,472	$138,968	$20,929,323	$75,182	$23,918,111

Capital loss carryforwards:

Perpetual Short-Term	(40,086,127)	(1,271,861)	(117,085,309)	(556,508)	(365,857,541)

Perpetual Long-Term	(27,856,369)	(2,495,490)	(162,459,587)	(1,090,217)	(457,930,557)

Total capital loss carryforwards	(67,942,496)	(3,767,351)	(279,544,896)	(1,646,725)	(823,788,098)

Timing differences — (Post October Capital

Loss Deferral)	(14,831,492)	(54,425)	(30,168,892)	(490,820)	(118,289,299)

Unrealized gains (losses) — net	156,050,418	3,252,227	842,491,726	4,766,329	4,679,459,178

Total accumulated earnings (losses) — net	$93,052,902	$(430,581)	$553,707,261	$2,703,966	$3,761,299,892

				ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Undistributed ordinary income — net				$1,663,577	$2,731,547

Capital loss carryforwards:

Perpetual Short-Term				(15,415,100)	(21,498,807)

Perpetual Long-Term				(13,604,567)	(8,892,591)

Total capital loss carryforwards				(29,019,667)	(30,391,398)

Timing differences — (Post October Capital Loss Deferral)				(12,427,662)	(13,898,070)

Unrealized gains (losses) — net				62,789,100	189,474,581

Total accumulated earnings (losses) — net				$23,005,348	$147,916,660

  As of August 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

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Notes to Financial Statements (continued) August 31, 2024

9. TAX INFORMATION (continued)

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF

Tax Cost	$810,375,344	$39,020,370	$2,996,335,644	$19,103,470

Gross unrealized gain	274,551,770	4,034,294	945,705,342	5,522,985

Gross unrealized loss	(118,501,352)	(782,067)	(103,213,616)	(756,656)

Net unrealized gain (loss)	$156,050,418	$3,252,227	$842,491,726	$4,766,329

		ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF	ActiveBeta® World Low Vol Plus Equity ETF

Tax Cost		$8,029,043,390	$456,788,323	$814,395,990

Gross unrealized gain		4,857,705,775	115,350,864	202,694,657

Gross unrealized loss		(178,246,597)	(52,561,764)	(13,220,076)

Net unrealized gain (loss)		$4,679,459,178	$62,789,100	$189,474,581

  The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, differences in the tax treatment of partnership investments, and passive foreign investment company investments.

  In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$3,646,381	$(3,646,381)

Goldman Sachs ActiveBeta® Europe Equity ETF	342,402	(342,402)

Goldman Sachs ActiveBeta® International Equity ETF	6,169,380	(6,169,380)

Goldman Sachs ActiveBeta® Japan Equity ETF	—	—

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	913,251,797	(913,251,797)

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	42,758,333	(42,758,333)

Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	15,237,560	(15,237,560)

  GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

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GOLDMAN SACHS ACTIVEBETA® ETFS

10. OTHER RISKS (continued)

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a reference index if applicable), including fundamental information that may be based on assumptions and estimates. Neither a Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s index (an “Index”) in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When an Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Industry Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, a Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, a Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, a Fund will not concentrate in a particular industry or group of industries.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in a Fund and hold its investment solely to facilitate commencement of a Fund or to facilitate a Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a Fund, including on a Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund

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Notes to Financial Statements (continued) August 31, 2024

10. OTHER RISKS (continued)

invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

102

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF, and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF, and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (seven of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs

ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF and Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index and a composite of accounts with comparable investment strategies managed by the Investment Adviser (for the ActiveBeta® U.S. Large Cap Equity ETF); and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:

(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)

the with respect to the ActiveBeta® U.S. Large Cap Equity ETF, comparative information on the advisory fees charged and services provided to other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) managed by the Investment Adviser having investment objectives and policies similar to those of the Fund;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(l)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track proprietary indices created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2023, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on each Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

respective proprietary index and to a comparable market capitalization-weighted reference index and (except for the ActiveBeta® World Low Vol Plus Equity ETF) a composite of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective proprietary index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. With respect to the ActiveBeta® U.S. Large Cap Equity ETF, the Trustees also considered comparative fee information for services provided by the Investment Adviser to accounts having investment objectives and policies similar to those of the Fund, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to such account which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive. They noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund. The Trustees also considered that no license fees would be payable to the Investment Adviser by the Funds for use of the indices created by the Investment Adviser.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2023 and 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs

ActiveBeta® Emerging Markets Equity ETF (Unaudited)

Background

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to implement an expense limitation;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Fund. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2023, and updated information prepared by the Investment Adviser regarding the Fund’s category rankings using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of its proprietary index, a comparable market capitalization-weighted reference index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its proprietary index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Costs of Services Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and non-advisory services that were directed to the needs and operations of the Fund as an ETF.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rate and expense ratio to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. [In addition, the Trustees considered the Investment Adviser’s undertaking to implement an expense limitation.] The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund. In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level pursuant to the permanent expense limitation agreement in place and reviewed the Fund’s total operating expense ratio (both gross and net of expense limitations). They considered that no license fees would be payable to the Investment Adviser by the Fund for use of the index created by the Investment Adviser.

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules with respect to the Fund for various functions, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2023 and 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, does not have management fee breakpoints. They considered information previously provided regarding the Fund’s fee structure, the amount of assets in the Fund, the Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, information comparing the contractual management fee rate charged by other advisers to other funds in the peer group, and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Fund’s securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

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Statement Regarding Basis for Approval of Management Agreement for Goldman Sachs (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2025.

111

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GOLDMAN SACHS ACTIVEBETA® ETFS

Goldman Sachs ActiveBeta ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2024, the total amount of income received by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF from sources within foreign countries and possessions of the United States was $1.0441, $1.1681, $0.8206, and $0.6427 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF was 98.03%, 85.32%, 83.01% and 76.48%, respectively The total amount of taxes paid by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF and ActiveBeta Japan Equity ETF to foreign countries was $0.1746, $0.1535, $0.0880, and $0.0825 per share, respectively.

For the fiscal year ended August 31, 2024, 61.88%, 70.13%, 76.59%, 85.94%, 99.49%, 96.59%, and

96.87% of the dividends paid from net investment company taxable income by the ActiveBeta Emerging Markets Equity ETF, ActiveBeta Europe Equity ETF, ActiveBeta International Equity ETF, ActiveBeta Japan Equity ETF, ActiveBeta U.S. Large Cap Equity ETF, ActiveBeta U.S. Small Cap Equity ETF, and ActiveBeta World Low Vol Plus Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2024, 96.90%, 70.52%, and 52.53% of the dividends paid from net investment company taxable income by the ActiveBeta U.S. Large Cap Equity ETF, ActiveBeta U.S. Small Cap Equity ETF, and ActiveBeta World Low Vol Plus Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2024, 0.51%, 3.41%, and 1.13% of the dividends paid from net investment company taxable income by the ActiveBeta U.S. Large Cap Equity ETF, ActiveBeta U.S. Small Cap Equity ETF, and ActiveBeta World Low Vol Plus Equity ETF qualify as section 199A dividends.

115

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 TRUSTEES (continued) Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary © 2024 Goldman Sachs. All rights reserved. ACTBETAAR-24

Goldman Sachs Funds Annual Financial Statements August 31, 2024 Goldman Sachs Core Premium Income ETFs Goldman Sachs Nasdaq-100 Core Premium Income ETF (GPIQ) Goldman Sachs S&P 500 Core Premium Income ETF (GPIX)

Goldman Sachs Core Premium Income ETFs

GOLDMAN SACHS NASDAQ-100 CORE PREMIUM INCOME ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 15.5%
32,155	Alphabet, Inc., Class A	$5,253,484
30,748	Alphabet, Inc., Class C	5,076,802
2,036	Charter Communications, Inc., Class A*	707,592
55,342	Comcast Corp., Class A	2,189,883
3,766	Electronic Arts, Inc.	571,754
19,085	Meta Platforms, Inc., Class A	9,949,202
6,092	Netflix, Inc.*	4,272,624
2,423	Take-Two Interactive Software, Inc.*	391,823
16,604	T-Mobile US, Inc.	3,299,547
6,295	Trade Desk, Inc. (The), Class A*	658,016
34,644	Warner Bros Discovery, Inc.*	271,609

		32,642,336

Consumer Discretionary – 12.4%
6,242	Airbnb, Inc., Class A*	732,249
56,967	Amazon.com, Inc.*	10,168,609
480	Booking Holdings, Inc.	1,876,430
5,397	DoorDash, Inc., Class A*	694,648
1,708	Lululemon Athletica, Inc.*	443,175
4,038	Marriott International, Inc., Class A	947,678
717	MercadoLibre, Inc. (Brazil)*	1,478,210
833	O’Reilly Automotive, Inc.*	941,265
9,444	PDD Holdings, Inc. ADR (China)*	907,663
4,741	Ross Stores, Inc.	714,042
16,015	Starbucks Corp.	1,514,539
26,425	Tesla, Inc.*	5,657,857

		26,076,365

Consumer Staples – 6.2%
6,493	Coca-Cola Europacific Partners PLC (United Kingdom)	522,622
6,271	Costco Wholesale Corp.	5,596,115
3,084	Dollar Tree, Inc.*	260,567
19,166	Keurig Dr Pepper, Inc.	701,667
17,203	Kraft Heinz Co. (The)	609,502
18,965	Mondelez International, Inc., Class A	1,361,877
14,729	Monster Beverage Corp.*	694,178
19,438	PepsiCo, Inc.	3,360,441

		13,106,969

Energy – 0.5%
14,110	Baker Hughes Co.	496,249
2,522	Diamondback Energy, Inc.	492,067

		988,316

Financials – 0.5%
14,790	PayPal Holdings, Inc.*	1,071,240

Health Care – 6.4%
7,585	Amgen, Inc.	2,532,101
8,233	AstraZeneca PLC ADR (United Kingdom)	721,375
2,059	Biogen, Inc.*	421,601
5,623	Dexcom, Inc.*	389,899

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
6,454	GE HealthCare Technologies, Inc.	$547,428
17,615	Gilead Sciences, Inc.	1,391,585
1,168	IDEXX Laboratories, Inc.*	562,193
2,252	Illumina, Inc.*	295,913
5,015	Intuitive Surgical, Inc.*	2,470,539
5,419	Moderna, Inc.*	419,431
1,532	Regeneron Pharmaceuticals, Inc.*	1,814,945
3,649	Vertex Pharmaceuticals, Inc.*	1,809,503

		13,376,513

Industrials – 4.5%
5,787	Automatic Data Processing, Inc.	1,596,691
1,435	Cintas Corp.	1,155,347
13,606	Copart, Inc.*	720,574
27,702	CSX Corp.	949,347
8,095	Fastenal Co.	552,727
9,207	Honeywell International, Inc.	1,914,227
3,072	Old Dominion Freight Line, Inc.	592,282
7,411	PACCAR, Inc.	712,790
5,089	Paychex, Inc.	667,677
2,017	Verisk Analytics, Inc.	550,278

		9,411,940

Information Technology – 50.8%
6,334	Adobe, Inc.*	3,638,313
22,853	Advanced Micro Devices, Inc.*	3,395,042
7,016	Analog Devices, Inc.	1,647,637
1,234	ANSYS, Inc.*	396,632
83,940	Apple, Inc.	19,222,260
11,707	Applied Materials, Inc.	2,309,323
1,671	ARM Holdings PLC ADR*	222,042
1,287	ASML Holding NV (Netherlands)	1,163,281
2,252	Atlassian Corp., Class A*	372,931
3,047	Autodesk, Inc.*	787,345
65,522	Broadcom, Inc.	10,668,292
3,848	Cadence Design Systems, Inc.*	1,034,843
1,900	CDW Corp.	428,716
56,962	Cisco Systems, Inc.	2,878,859
7,030	Cognizant Technology Solutions Corp., Class A	546,723
3,261	Crowdstrike Holdings, Inc., Class A*	904,210
4,361	Datadog, Inc., Class A*	507,010
10,801	Fortinet, Inc.*	828,545
7,798	GLOBALFOUNDRIES, Inc.*	364,011
60,189	Intel Corp.	1,326,566
3,952	Intuit, Inc.	2,490,787
1,904	KLA Corp.	1,560,195
1,849	Lam Research Corp.	1,518,047
12,239	Marvell Technology, Inc.	933,101
7,591	Microchip Technology, Inc.	623,677
15,657	Micron Technology, Inc.	1,506,830
40,685	Microsoft Corp.	16,971,341
1,037	MongoDB, Inc.*	301,549
134,653	NVIDIA Corp.	16,073,529

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS NASDAQ-100 CORE PREMIUM INCOME ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
3,615	NXP Semiconductors NV (China)	$926,741
6,083	ON Semiconductor Corp.*	473,683
4,578	Palo Alto Networks, Inc.*	1,660,532
15,779	QUALCOMM, Inc.	2,766,059
1,513	Roper Technologies, Inc.	838,822
828	Super Micro Computer, Inc.*	362,416
2,166	Synopsys, Inc.*	1,125,410
12,873	Texas Instruments, Inc.	2,759,199
2,997	Workday, Inc., Class A*	788,780
2,119	Zscaler, Inc.*	423,758

		106,747,037

Materials – 1.5%
6,797	Linde PLC	3,250,665

Real Estate – 0.2%
5,775	CoStar Group, Inc.*	446,408

Utilities – 1.3%
7,453	American Electric Power Co., Inc.	747,387
4,457	Constellation Energy Corp.	876,692
14,139	Exelon Corp.	538,554
7,856	Xcel Energy, Inc.	481,023

		2,643,656

TOTAL COMMON STOCKS (Cost $197,385,045)		209,761,445

Exchange-Traded Fund – 0.7%
7,235	Invesco Nasdaq 100 ETF
(Cost $1,349,970)		1,418,639

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
473,836	5.120%	$473,836
(Cost $473,836)

TOTAL INVESTMENTS – 100.7% (Cost $199,208,851)		$211,653,920

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(1,400,006)

NET ASSETS – 100.0%		$210,253,914

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

WRITTEN OPTIONS CONTRACTS — At August 31, 2024, the Fund had the following written option contracts:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)

Written Option Contracts:
Calls
Invesco QQQ Trust Series 1	Morgan Stanley and Co.	$474.00	09/30/2024	(510)	$(24,174)	$(557,263)	$(502,733)	$(54,530)
Invesco QQQ Trust Series 1	Morgan Stanley and Co.	480.00	09/20/2024	(370)	(17,760)	(242,404)	(391,736)	149,332
Invesco QQQ Trust Series 1	Morgan Stanley and Co.	476.00	09/16/2024	(381)	(18,136)	(263,483)	(391,192)	127,709
Invesco QQQ Trust Series 1	Morgan Stanley and Co.	460.00	09/06/2024	(465)	(21,390)	(800,547)	(398,054)	(402,493)

Total written option contracts				(1,726)	$(81,460)	$(1,863,697)	$(1,683,715)	$(179,982)

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS S&P 500 CORE PREMIUM INCOME ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 100.1%

Communication Services – 8.8%
24,707	Alphabet, Inc., Class A	$4,036,630
20,249	Alphabet, Inc., Class C	3,343,312
30,002	AT&T, Inc.	597,040
420	Charter Communications, Inc., Class A*	145,967
16,388	Comcast Corp., Class A	648,473
994	Electronic Arts, Inc.	150,909
753	Fox Corp., Class A	31,151
825	Fox Corp., Class B	31,705
1,568	Interpublic Group of Cos., Inc. (The)	51,133
628	Live Nation Entertainment, Inc.*	61,337
1,120	Match Group, Inc.*	41,675
9,162	Meta Platforms, Inc., Class A	4,776,242
1,807	Netflix, Inc.*	1,267,340
1,715	News Corp., Class A	48,586
273	News Corp., Class B	8,034
829	Omnicom Group, Inc.	83,257
2,196	Paramount Global, Class B	22,992
670	Take-Two Interactive Software, Inc.*	108,346
2,156	T-Mobile US, Inc.	428,440
17,666	Verizon Communications, Inc.	738,086
7,640	Walt Disney Co. (The)	690,503
9,460	Warner Bros Discovery, Inc.*	74,166

		17,385,324

Consumer Discretionary – 9.7%
1,864	Airbnb, Inc., Class A*	218,666
38,294	Amazon.com, Inc.*	6,835,479
1,169	Aptiv PLC*	83,619
57	AutoZone, Inc.*	181,344
102	Bath & Body Works, Inc.	3,137
857	Best Buy Co., Inc.	86,043
132	Booking Holdings, Inc.	516,018
1,052	BorgWarner, Inc.	35,842
605	Caesars Entertainment, Inc.*	22,772
707	CarMax, Inc.*	59,777
4,312	Carnival Corp.*	71,148
5,845	Chipotle Mexican Grill, Inc.*	327,788
1,291	D.R. Horton, Inc.	243,689
542	Darden Restaurants, Inc.	85,717
84	Deckers Outdoor Corp.*	80,580
76	Domino’s Pizza, Inc.	31,480
2,100	eBay, Inc.	124,110
533	Etsy, Inc.*	29,363
570	Expedia Group, Inc.*	79,281
16,070	Ford Motor Co.	179,823
639	Garmin Ltd.	117,122
5,613	General Motors Co.	279,415
674	Genuine Parts Co.	96,557
530	Hasbro, Inc.	36,125
1,143	Hilton Worldwide Holdings, Inc.	251,049
4,211	Home Depot, Inc. (The)	1,551,753
818	Las Vegas Sands Corp.	31,894
1,109	Lennar Corp., Class A	201,905
410	LKQ Corp.	17,052
2,474	Lowe’s Cos., Inc.	614,789
489	Lululemon Athletica, Inc.*	126,881

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
1,047	Marriott International, Inc., Class A	$245,720
3,059	McDonald’s Corp.	883,011
1,247	MGM Resorts International*	46,875
254	Mohawk Industries, Inc.*	39,406
5,113	NIKE, Inc., Class B	426,015
1,061	Norwegian Cruise Line Holdings Ltd.*	18,981
9	NVR, Inc.*	82,552
246	O’Reilly Automotive, Inc.*	277,973
116	Pool Corp.	40,788
990	PulteGroup, Inc.	130,333
203	Ralph Lauren Corp.	34,766
1,451	Ross Stores, Inc.	218,535
1,038	Royal Caribbean Cruises Ltd.*	170,876
4,824	Starbucks Corp.	456,206
1,102	Tapestry, Inc.	45,149
11,580	Tesla, Inc.*	2,479,394
4,818	TJX Cos., Inc. (The)	565,007
474	Tractor Supply Co.	126,819
206	Ulta Beauty, Inc.*	72,685
7	Wynn Resorts Ltd.	538
1,312	Yum! Brands, Inc.	177,015

		19,158,862

Consumer Staples – 6.0%
7,410	Altria Group, Inc.	398,436
2,042	Archer-Daniels-Midland Co.	124,542
225	Brown-Forman Corp., Class B	10,258
601	Bunge Global SA	60,929
906	Campbell Soup Co.	45,046
876	Church & Dwight Co., Inc.	89,247
557	Clorox Co. (The)	88,179
16,243	Coca-Cola Co. (The)	1,177,130
3,588	Colgate-Palmolive Co.	382,122
2,097	Conagra Brands, Inc.	65,426
691	Constellation Brands, Inc., Class A	166,331
1,856	Costco Wholesale Corp.	1,656,257
929	Dollar General Corp.	77,079
866	Dollar Tree, Inc.*	73,168
1,017	Estee Lauder Cos., Inc. (The), Class A	93,218
2,364	General Mills, Inc.	170,893
627	Hershey Co. (The)	121,049
857	Hormel Foods Corp.	27,895
474	J M Smucker Co. (The)	54,358
1,113	Kellanova	89,719
8,309	Kenvue, Inc.	182,382
4,424	Keurig Dr Pepper, Inc.	161,963
1,407	Kimberly-Clark Corp.	203,537
3,449	Kraft Heinz Co. (The)	122,198
2,747	Kroger Co. (The)	146,168
125	Lamb Weston Holdings, Inc.	7,740
1,034	McCormick & Co., Inc.	82,751
876	Molson Coors Beverage Co., Class B	47,278
5,585	Mondelez International, Inc., Class A	401,059

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS S&P 500 CORE PREMIUM INCOME ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
2,932	Monster Beverage Corp.*	$138,185
5,790	PepsiCo, Inc.	1,000,975
6,592	Philip Morris International, Inc.	812,728
9,713	Procter & Gamble Co. (The)	1,666,168
2,098	Sysco Corp.	163,581
1,932	Target Corp.	296,794
1,207	Tyson Foods, Inc., Class A	77,622
2,507	Walgreens Boots Alliance, Inc.	23,190
17,795	Walmart, Inc.	1,374,308

		11,879,909

Energy – 3.5%
1,625	APA Corp.	46,296
4,111	Baker Hughes Co.	144,584
7,154	Chevron Corp.	1,058,434
4,849	ConocoPhillips	551,768
3,062	Coterra Energy, Inc.	74,498
2,644	Devon Energy Corp.	118,398
760	Diamondback Energy, Inc.	148,284
2,343	EOG Resources, Inc.	301,825
2,582	EQT Corp.	86,523
18,735	Exxon Mobil Corp.	2,209,606
3,766	Halliburton Co.	117,085
1,143	Hess Corp.	157,803
8,209	Kinder Morgan, Inc.	177,068
2,450	Marathon Oil Corp.	70,192
1,471	Marathon Petroleum Corp.	260,544
2,842	Occidental Petroleum Corp.	161,937
2,440	ONEOK, Inc.	225,358
1,776	Phillips 66	249,191
5,981	Schlumberger NV	263,104
991	Targa Resources Corp.	145,578
1,373	Valero Energy Corp.	201,460
5,128	Williams Cos., Inc. (The)	234,709

		7,004,245

Financials – 13.2%
2,135	Aflac, Inc.	235,619
1,115	Allstate Corp. (The)	210,668
2,385	American Express Co.	616,880
2,944	American International Group, Inc.	226,835
465	Ameriprise Financial, Inc.	208,990
941	Aon PLC, Class A	323,440
1,540	Arch Capital Group Ltd.*	174,159
892	Arthur J Gallagher & Co.	260,972
236	Assurant, Inc.	46,339
28,744	Bank of America Corp.	1,171,318
3,659	Bank of New York Mellon Corp. (The)	249,617
7,608	Berkshire Hathaway, Inc., Class B*	3,620,799
630	BlackRock, Inc.	568,140
3,121	Blackstone, Inc.	444,306
955	Brown & Brown, Inc.	100,399
1,658	Capital One Financial Corp.	243,610
484	Cboe Global Markets, Inc.	99,414
6,428	Charles Schwab Corp. (The)	418,463
1,708	Chubb Ltd.	485,379

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
648	Cincinnati Financial Corp.	$88,795
8,174	Citigroup, Inc.	512,019
2,132	Citizens Financial Group, Inc.	91,783
1,585	CME Group, Inc.	341,948
239	Corpay, Inc.*	75,416
1,049	Discover Financial Services	145,507
188	Everest Group Ltd.	73,741
192	FactSet Research Systems, Inc.	81,185
2,595	Fidelity National Information Services, Inc.	213,958
2,826	Fifth Third Bancorp	120,642
2,480	Fiserv, Inc.*	433,008
801	Franklin Resources, Inc.	16,212
1,117	Global Payments, Inc.	123,998
384	Globe Life, Inc.	40,339
1,257	Hartford Financial Services Group, Inc. (The)	145,938
5,962	Huntington Bancshares, Inc.	89,251
2,624	Intercontinental Exchange, Inc.	423,907
2,786	Invesco Ltd.	47,613
296	Jack Henry & Associates, Inc.	51,217
12,022	JPMorgan Chase & Co.	2,702,546
4,279	KeyCorp	73,000
2,934	KKR & Co., Inc.	363,141
823	Loews Corp.	67,437
677	M&T Bank Corp.	116,518
153	MarketAxess Holdings, Inc.	37,086
2,041	Marsh & McLennan Cos., Inc.	464,348
3,440	Mastercard, Inc., Class A	1,662,690
2,539	MetLife, Inc.	196,722
725	Moody’s Corp.	353,611
5,549	Morgan Stanley	574,932
360	MSCI, Inc.	209,012
2,021	Nasdaq, Inc.	145,674
1,185	Northern Trust Corp.	108,084
4,407	PayPal Holdings, Inc.*	319,199
1,657	PNC Financial Services Group, Inc. (The)	306,694
906	Principal Financial Group, Inc.	73,767
2,446	Progressive Corp. (The)	616,881
1,528	Prudential Financial, Inc.	185,132
924	Raymond James Financial, Inc.	110,483
3,663	Regions Financial Corp.	85,787
1,400	S&P Global, Inc.	718,536
1,659	State Street Corp.	144,499
1,832	Synchrony Financial	92,076
1,107	T. Rowe Price Group, Inc.	117,386
966	Travelers Cos., Inc. (The)	220,316
5,611	Truist Financial Corp.	249,465
6,516	US Bancorp	307,751
6,604	Visa, Inc., Class A	1,825,147
1,198	W R Berkley Corp.	71,521
14,636	Wells Fargo & Co.	855,767
415	Willis Towers Watson PLC	121,226

		26,318,258

Health Care – 12.2%
7,259	Abbott Laboratories	822,227
7,414	AbbVie, Inc.	1,455,442

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS S&P 500 CORE PREMIUM INCOME ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
1,286	Agilent Technologies, Inc.	$183,795
298	Align Technology, Inc.*	70,692
2,268	Amgen, Inc.	757,126
2,223	Baxter International, Inc.	84,341
1,208	Becton Dickinson & Co.	292,831
608	Biogen, Inc.*	124,494
70	Bio-Rad Laboratories, Inc., Class A*	23,612
350	Bio-Techne Corp.	25,897
6,168	Boston Scientific Corp.*	504,481
8,492	Bristol-Myers Squibb Co.	424,175
944	Cardinal Health, Inc.	106,408
763	Catalent, Inc.*	46,512
664	Cencora, Inc.	159,074
2,226	Centene Corp.*	175,476
80	Charles River Laboratories International, Inc.*	15,820
1,184	Cigna Group (The)	428,383
840	Cooper Cos., Inc. (The)*	88,813
5,309	CVS Health Corp.	303,887
2,797	Danaher Corp.	753,260
215	DaVita, Inc.*	32,448
1,669	Dexcom, Inc.*	115,728
2,526	Edwards Lifesciences Corp.*	176,719
968	Elevance Health, Inc.	539,070
3,338	Eli Lilly & Co.	3,204,547
1,797	GE HealthCare Technologies, Inc.	152,422
5,204	Gilead Sciences, Inc.	411,116
821	HCA Healthcare, Inc.	324,779
534	Henry Schein, Inc.*	37,674
971	Hologic, Inc.*	78,884
507	Humana, Inc.	179,716
347	IDEXX Laboratories, Inc.*	167,022
618	Incyte Corp.*	40,578
304	Insulet Corp.*	61,642
1,488	Intuitive Surgical, Inc.*	733,033
808	IQVIA Holdings, Inc.*	203,252
10,024	Johnson & Johnson	1,662,581
366	Labcorp Holdings, Inc.	84,140
526	McKesson Corp.	295,128
5,586	Medtronic PLC	494,808
10,577	Merck & Co., Inc.	1,252,846
80	Mettler-Toledo International, Inc.*	115,126
1,397	Moderna, Inc.*	108,128
245	Molina Healthcare, Inc.*	85,699
23,697	Pfizer, Inc.	687,450
479	Quest Diagnostics, Inc.	75,189
441	Regeneron Pharmaceuticals, Inc.*	522,448
613	ResMed, Inc.	150,197
585	Revvity, Inc.	71,686
595	Solventum Corp.*	38,145
417	STERIS PLC	100,539
1,416	Stryker Corp.	510,355
205	Teleflex, Inc.	50,260
1,619	Thermo Fisher Scientific, Inc.	995,798

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
3,850	UnitedHealth Group, Inc.	$2,272,270
243	Universal Health Services, Inc., Class B	57,827
1,078	Vertex Pharmaceuticals, Inc.*	534,569
5,184	Viatris, Inc.	62,623
218	Waters Corp.*	75,504
310	West Pharmaceutical Services, Inc.	97,225
856	Zimmer Biomet Holdings, Inc.	98,834
1,906	Zoetis, Inc.	349,732

		24,154,483

Industrials – 8.5%
2,338	3M Co.	314,905
196	A O Smith Corp.	16,409
410	Allegion PLC	56,924
2,947	American Airlines Group, Inc.*	31,297
961	AMETEK, Inc.	164,379
1,667	Automatic Data Processing, Inc.	459,942
299	Axon Enterprise, Inc.*	109,126
2,432	Boeing Co. (The)*	422,536
490	Broadridge Financial Solutions, Inc.	104,301
549	Builders FirstSource, Inc.*	95,526
463	C.H. Robinson Worldwide, Inc.	47,925
3,584	Carrier Global Corp.	260,844
2,066	Caterpillar, Inc.	735,703
359	Cintas Corp.	289,038
3,592	Copart, Inc.*	190,232
8,232	CSX Corp.	282,111
577	Cummins, Inc.	180,514
689	Dayforce, Inc.*	39,390
1,099	Deere & Co.	423,928
2,807	Delta Air Lines, Inc.	119,269
571	Dover Corp.	106,223
1,708	Eaton Corp. PLC	524,236
2,410	Emerson Electric Co.	253,990
532	Equifax, Inc.	163,393
553	Expeditors International of Washington, Inc.	68,246
2,349	Fastenal Co.	160,390
949	FedEx Corp.	283,533
1,430	Fortive Corp.	106,392
1,156	GE Vernova, Inc.*	232,356
273	Generac Holdings, Inc.*	42,733
941	General Dynamics Corp.	281,698
4,608	General Electric Co.	804,649
2,742	Honeywell International, Inc.	570,089
1,672	Howmet Aerospace, Inc.	161,615
157	Hubbell, Inc.	62,787
140	Huntington Ingalls Industries, Inc.	39,588
308	IDEX Corp.	63,596
1,122	Illinois Tool Works, Inc.	284,068
1,712	Ingersoll Rand, Inc.	156,562
337	J.B. Hunt Transport Services, Inc.	58,368
531	Jacobs Solutions, Inc.	80,117
2,868	Johnson Controls International PLC	208,934

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS S&P 500 CORE PREMIUM INCOME ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
799	L3Harris Technologies, Inc.	$189,099
555	Leidos Holdings, Inc.	87,973
889	Lockheed Martin Corp.	505,041
1,028	Masco Corp.	81,788
214	Nordson Corp.	54,904
950	Norfolk Southern Corp.	243,352
580	Northrop Grumman Corp.	303,462
732	Old Dominion Freight Line, Inc.	141,130
1,736	Otis Worldwide Corp.	164,382
2,212	PACCAR, Inc.	212,750
545	Parker-Hannifin Corp.	327,109
1,262	Paychex, Inc.	165,574
195	Paycom Software, Inc.	31,742
672	Pentair PLC	59,600
636	Quanta Services, Inc.	174,983
854	Republic Services, Inc.	177,811
483	Rockwell Automation, Inc.	131,390
1,106	Rollins, Inc.	55,499
5,576	RTX Corp.	687,744
205	Snap-on, Inc.	58,167
2,556	Southwest Airlines Co.	73,920
677	Stanley Black & Decker, Inc.	69,298
821	Textron, Inc.	74,875
962	Trane Technologies PLC	347,917
224	TransDigm Group, Inc.	307,599
8,778	Uber Technologies, Inc.*	641,935
2,559	Union Pacific Corp.	655,334
1,531	United Airlines Holdings, Inc.*	67,425
3,020	United Parcel Service, Inc., Class B	388,221
275	United Rentals, Inc.	203,846
925	Veralto Corp.	103,998
630	Verisk Analytics, Inc.	171,877
183	W.W. Grainger, Inc.	180,240
1,544	Waste Management, Inc.	327,390
738	Westinghouse Air Brake Technologies Corp.	125,143
988	Xylem, Inc.	135,880

		16,786,260

Information Technology – 31.1%
2,617	Accenture PLC, Class A (Ireland)	894,883
1,877	Adobe, Inc.*	1,078,168
6,764	Advanced Micro Devices, Inc.*	1,004,860
635	Akamai Technologies, Inc.*	64,668
5,083	Amphenol Corp., Class A	342,848
2,056	Analog Devices, Inc.	482,831
355	ANSYS, Inc.*	114,104
60,230	Apple, Inc.	13,792,670
3,470	Applied Materials, Inc.	684,492
1,072	Arista Networks, Inc.*	378,823
900	Autodesk, Inc.*	232,560
18,229	Broadcom, Inc.	2,968,046
1,142	Cadence Design Systems, Inc.*	307,118
563	CDW Corp.	127,035
16,887	Cisco Systems, Inc.	853,469
2,036	Cognizant Technology Solutions Corp., Class A	158,340
3,237	Corning, Inc.	135,468

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
973	Crowdstrike Holdings, Inc., Class A*	$269,793
577	Enphase Energy, Inc.*	69,840
239	EPAM Systems, Inc.*	47,982
242	F5, Inc.*	49,162
97	Fair Isaac Corp.*	167,836
446	First Solar, Inc.*	101,407
2,610	Fortinet, Inc.*	200,213
328	Gartner, Inc.*	161,363
2,425	Gen Digital, Inc.	64,165
619	GoDaddy, Inc., Class A*	103,627
5,400	Hewlett Packard Enterprise Co.	104,598
3,466	HP, Inc.	125,400
17,844	Intel Corp.	393,282
3,835	International Business Machines Corp.	775,169
1,175	Intuit, Inc.	740,556
513	Jabil, Inc.	56,061
1,229	Juniper Networks, Inc.	47,784
721	Keysight Technologies, Inc.*	111,121
564	KLA Corp.	462,159
546	Lam Research Corp.	448,271
2,249	Microchip Technology, Inc.	184,778
4,652	Micron Technology, Inc.	447,708
31,075	Microsoft Corp.	12,962,626
200	Monolithic Power Systems, Inc.	186,936
723	Motorola Solutions, Inc.	319,595
846	NetApp, Inc.	102,129
102,815	NVIDIA Corp.	12,273,027
1,070	NXP Semiconductors NV (China)	274,305
1,786	ON Semiconductor Corp.*	139,076
6,730	Oracle Corp.	950,882
1,352	Palo Alto Networks, Inc.*	490,397
497	PTC, Inc.*	89,008
381	Qorvo, Inc.*	44,154
4,681	QUALCOMM, Inc.	820,579
446	Roper Technologies, Inc.	247,267
4,075	Salesforce, Inc.	1,030,568
838	Seagate Technology Holdings PLC	83,423
858	ServiceNow, Inc.*	733,590
669	Skyworks Solutions, Inc.	73,316
216	Super Micro Computer, Inc.*	94,543
642	Synopsys, Inc.*	333,570
1,255	TE Connectivity Ltd.	192,768
196	Teledyne Technologies, Inc.*	84,829
638	Teradyne, Inc.	87,234
3,783	Texas Instruments, Inc.	810,848
1,000	Trimble, Inc.*	56,690
161	Tyler Technologies, Inc.*	94,647
397	VeriSign, Inc.*	73,008
1,397	Western Digital Corp.*	91,629
209	Zebra Technologies Corp., Class A*	72,184

		61,565,486

Materials – 2.3%
928	Air Products and Chemicals, Inc.	258,773

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS S&P 500 CORE PREMIUM INCOME ETF

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
498	Albemarle Corp.	$44,945
6,368	Amcor PLC	72,850
207	Avery Dennison Corp.	45,923
1,346	Ball Corp.	85,888
505	Celanese Corp.	65,953
775	CF Industries Holdings, Inc.	64,395
2,900	Corteva, Inc.	166,170
2,942	Dow, Inc.	157,632
1,736	DuPont de Nemours, Inc.	146,258
533	Eastman Chemical Co.	54,563
1,055	Ecolab, Inc.	267,105
508	FMC Corp.	32,807
6,062	Freeport-McMoRan, Inc.	268,425
1,085	International Flavors & Fragrances, Inc.	112,829
1,601	International Paper Co.	77,521
1,999	Linde PLC	956,022
1,059	LyondellBasell Industries NV, Class A	104,523
269	Martin Marietta Materials, Inc.	143,689
1,467	Mosaic Co. (The)	41,912
4,823	Newmont Corp.	257,500
997	Nucor Corp.	151,454
422	Packaging Corp. of America	88,426
963	PPG Industries, Inc.	124,930
994	Sherwin-Williams Co. (The)	367,154
2,208	Smurfit WestRock PLC	104,703
626	Steel Dynamics, Inc.	74,813
545	Vulcan Materials Co.	133,640

		4,470,803

Real Estate – 2.4%
686	Alexandria Real Estate Equities, Inc. REIT	82,025
2,010	American Tower Corp. REIT	450,361
578	AvalonBay Communities, Inc. REIT	130,472
618	Boston Properties, Inc. REIT	46,486
455	Camden Property Trust REIT	56,966
1,299	CBRE Group, Inc., Class A*	149,567
1,718	CoStar Group, Inc.*	132,801
1,858	Crown Castle, Inc. REIT	208,133
1,366	Digital Realty Trust, Inc. REIT	207,099
393	Equinix, Inc. REIT	327,903
1,400	Equity Residential REIT	104,832
286	Essex Property Trust, Inc. REIT	86,312
890	Extra Space Storage, Inc. REIT	157,530
319	Federal Realty Investment Trust REIT	36,685
2,849	Healthpeak Properties, Inc. REIT	63,476
1,188	Host Hotels & Resorts, Inc. REIT	21,028
2,389	Invitation Homes, Inc. REIT	88,011
1,338	Iron Mountain, Inc. REIT	151,542
2,892	Kimco Realty Corp. REIT	67,268
498	Mid-America Apartment Communities, Inc. REIT	80,860
3,897	Prologis, Inc. REIT	498,115
662	Public Storage REIT	227,543

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
3,632	Realty Income Corp. REIT	$225,583
661	Regency Centers Corp. REIT	48,048
483	SBA Communications Corp. REIT	109,477
1,444	Simon Property Group, Inc. REIT	241,653
1,190	UDR, Inc. REIT	52,967
1,712	Ventas, Inc. REIT	106,332
4,411	VICI Properties, Inc. REIT	147,680
2,427	Welltower, Inc. REIT	292,890
2,624	Weyerhaeuser Co. REIT	80,006

		4,679,651

Utilities – 2.4%
3,277	AES Corp. (The)	56,135
1,106	Alliant Energy Corp.	64,447
1,044	Ameren Corp.	86,140
2,165	American Electric Power Co., Inc.	217,106
768	American Water Works Co., Inc.	109,916
553	Atmos Energy Corp.	72,299
2,765	CenterPoint Energy, Inc.	75,485
1,379	CMS Energy Corp.	93,579
1,449	Consolidated Edison, Inc.	147,160
1,331	Constellation Energy Corp.	261,808
3,551	Dominion Energy, Inc.	198,501
866	DTE Energy Co.	108,267
3,046	Duke Energy Corp.	347,092
1,634	Edison International	142,207
956	Entergy Corp.	115,380
934	Evergy, Inc.	55,237
1,490	Eversource Energy	100,620
4,280	Exelon Corp.	163,025
2,069	FirstEnergy Corp.	90,870
8,626	NextEra Energy, Inc.	694,479
2,025	NiSource, Inc.	66,947
947	NRG Energy, Inc.	80,504
9,386	PG&E Corp.	184,904
443	Pinnacle West Capital Corp.	38,771
3,015	PPL Corp.	96,209
2,120	Public Service Enterprise Group, Inc.	171,190
2,684	Sempra	220,571
4,412	Southern Co. (The)	381,197
1,450	Vistra Corp.	123,874
1,291	WEC Energy Group, Inc.	120,102
2,306	Xcel Energy, Inc.	141,196

		4,825,218

TOTAL COMMON STOCKS (Cost $179,045,647)		198,228,499

Exchange-Traded Fund – 0.4%
1,379	iShares Core S&P 500 ETF
(Cost $725,346)		781,548

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS S&P 500 CORE PREMIUM INCOME ETF

Schedule of Investments (continued) August 31, 2024

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
820,587	5.120%	$820,587
(Cost $820,587)

TOTAL INVESTMENTS – 100.9% (Cost $180,591,580)		$199,830,634

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(1,730,918)

NET ASSETS – 100.0%		$198,099,716

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

WRITTEN OPTIONS CONTRACTS — At August 31, 2024, the Fund had the following written option contracts:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by the Fund	Unrealized Appreciation/ (Depreciation)

Written Option Contracts:
Calls
SPDR S&P 500 ETF Trust	Morgan Stanley and Co.	$560.00	09/30/2024	(395)	$(22,120)	$(395,108)	$(308,791)	$(86,317)
SPDR S&P 500 ETF Trust	Morgan Stanley and Co.	561.00	09/20/2024	(420)	(23,562)	(360,161)	(341,355)	(18,806)
SPDR S&P 500 ETF Trust	Morgan Stanley and Co.	555.00	09/16/2024	(210)	(11,655)	(253,374)	(174,878)	(78,496)
SPDR S&P 500 ETF Trust	Morgan Stanley and Co.	542.00	09/06/2024	(340)	(18,428)	(763,365)	(253,895)	(509,470)

Total written option contracts				(1,365)	$(75,765)	$(1,772,008)	$(1,078,919)	$(693,089)

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Statements of Assets and Liabilities August 31, 2024

	Nasdaq-100 Core Premium Income ETF	S&P 500 Core Premium Income ETF

Assets:

Investments in unaffiliated issuers, at value (cost $198,735,015 and $179,770,993, respectively)	$211,180,084	$199,010,047

Investments in affiliated issuers, at value (cost $473,836 and $820,587, respectively)	473,836	820,587

Receivables:

Investments sold	942,557	990,206

Dividends	121,649	223,464

Total assets	212,718,126	201,044,304

Liabilities:

Written options, at value (premiums received $1,683,715 and $1,078,919, respectively)	1,863,697	1,772,008

Payables:

Due to broker	305,555	780,098

Investments purchased	246,489	346,912

Management fees	48,471	45,570

Total liabilities	2,464,212	2,944,588

Net Assets:

Paid-in capital	201,846,011	184,164,833

Total distributable earnings	8,407,903	13,934,883

NET ASSETS	$210,253,914	$198,099,716

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	4,470,000	4,100,000

Net asset value per share:	$47.04	$48.32

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Statements of Operations For the Period Ended August 31, 2024

	Nasdaq-100 Core Premium Income ETF*	S&P 500 Core Premium Income ETF*

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $ 820 and $ 485, respectively)	$475,126	$982,461

Dividends — affiliated issuers	13,268	27,689

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	406	—

Total Investment Income	488,800	1,010,150

Expenses:

Management fees	182,408	231,208

Trustee fees	14,077	14,173

Total expenses	196,485	245,381

Less — expense reductions	(34,159)	(43,014)

Net expenses	162,326	202,367

NET INVESTMENT INCOME	326,474	807,783

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(2,469,021)	(2,310,770)

In-kind redemptions	155,399	431,973

Foreign currency transactions	(16)	—

Written options	(1,388,531)	(2,300,094)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	12,445,069	19,239,054

Written options	(179,982)	(693,089)

Net realized and unrealized gain	8,562,918	14,367,074

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,889,392	$15,174,857

*	For the period October 24, 2023 (commencement of operations) through August 31, 2024.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Statements of Changes in Net Assets

	Nasdaq-100 Core Premium Income ETF	S&P 500 Core Premium Income ETF

	For the Period October 24, 2023* to August 31, 2024	For the Period October 24, 2023* to August 31, 2024

From operations:

Net investment income	$326,474	$807,783

Net realized loss	(3,702,169)	(4,178,891)

Net change in unrealized gain	12,265,087	18,545,965

Net increase in net assets resulting from operations	8,889,392	15,174,857

Distributions to shareholders:

From distributable earnings	(326,458)	(807,783)

From return of capital	(4,661,971)	(4,437,473)

Total distributions to shareholders	(4,988,429)	(5,245,256)

From share transactions:

Proceeds from sales of shares	247,797,903	228,256,090

Cost of shares redeemed	(41,444,952)	(40,085,975)

Net increase in net assets resulting from share transactions	206,352,951	188,170,115

TOTAL INCREASE	210,253,914	198,099,716

Net Assets:

Beginning of period	$–	$–

End of period	$210,253,914	$198,099,716

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS NASDAQ - 100 CORE PREMIUM INCOME ETF

Financial Highlights Selected Data for a Share Outstanding Throughout The Period

	Nasdaq-100 Core Premium Income ETF

	For the Period October 24, 2023* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$40.39

Net investment income(a)	0.23

Net realized and unrealized gain	10.01

Total from investment operations	10.24

Distributions to shareholders from net investment income	(0.23)

Distributions to shareholders from return of capital	(3.36)

Total distributions	(3.59)

Net asset value, end of period	$47.04

Market price, end of period	$47.20

Total Return at Net Asset Value(b)	26.00%

Net assets, end of period (in 000’s)	$210,254

Ratio of net expenses to average net assets	0.29	%(c)

Ratio of total expenses to average net assets	0.35	%(c)

Ratio of net investment income to average net assets	0.58	%(c)

Portfolio turnover rate(d)	14%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS S&P 500 CORE PREMIUM INCOME ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout The Period

	S&P 500 Core Premium Income ETF

	For the Period October 24, 2023* to August 31, 2024

Per Share Operating Performance:
Net asset value, beginning of period	$40.30

Net investment income(a)	0.46

Net realized and unrealized gain	10.47

Total from investment operations	10.93

Distributions to shareholders from net investment income	(0.45)

Distributions to shareholders from return of capital	(2.46)

Total distributions	(2.91)

Net asset value, end of period	$48.32

Market price, end of period	$48.52

Total Return at Net Asset Value(b)	27.79%

Net assets, end of period (in 000’s)	$198,100

Ratio of net expenses to average net assets	0.29	%(c)

Ratio of total expenses to average net assets	0.35	%(c)

Ratio of net investment income to average net assets	1.15	%(c)

Portfolio turnover rate(d)	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Notes to Financial Statements August 31, 2024

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Nasdaq-100 Core Premium Income ETF	Non-Diversified

Goldman Sachs S&P 500 Core Premium Income ETF	Diversified

The investment objective of each Fund is to seek current income while maintaining prospects for capital appreciation.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For the Funds, income distributions, if any, are normally declared and paid monthly. Capital gains distributions, if any, are normally declared and paid annually. Because the Fund seeks to provide monthly distributions at a relatively stable rate, shareholders may receive distributions which constitute a return of capital for tax purposes. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair

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Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Money Market Funds — Investments in the Goldman Sachs Financial Square Treasury Obligations Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2024:

Nasdaq-100 Core Premium Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,834,404	$—	$—

Europe	2,407,278	—	—

North America	204,041,553	—	—

South America	1,478,210	—	—

Exchange-Traded Fund	1,418,639	—	—

Investment Company	473,836	—	—

Total	$211,653,920	$—	$—

Derivative Type

Liabilities

Written Options Contracts	$—	$(1,863,697)	$—

S&P 500 Core Premium Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$274,305	$—	$—

Europe	894,883	—	—

North America	197,059,311	—	—

Exchange-Traded Fund	781,548	—	—

Investment Company	820,587	—	—

Total	$199,830,634	$—	$—

Derivative Type

Liabilities

Written Options Contracts	$—	$(1,772,008)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV.Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued) August 31, 2024

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Nasdaq-100 Core Premium Income ETF

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Written options at value	$—	Written options at value	$(1,863,697)

S&P 500 Core Premium Income ETF

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Written options at value	$—	Written options at value	$(1,772,008)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the period ended August 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Nasdaq-100 Core Premium Income ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from written options/Net change in unrealized gain (loss) on written options	$(1,388,531)	$(179,982)

S&P 500 Core Premium Income ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from written options/Net change in unrealized gain (loss) on written options	(2,300,094)	(693,089)

For the period ended August 31, 2024, the relevant values for each derivative type was as follows:

Average number of Contracts(a)

Fund	Written Options

Nasdaq-100 Core Premium Income ETF	573

S&P 500 Core Premium Income ETF	656

(a)

Amounts disclosed represent average number of contracts based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended August 31, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the period ended August 31, 2024, contractual and effective net unitary management fees with GSAM for each Fund were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Nasdaq-100 Core Premium Income ETF	0.35%	0.29%

S&P 500 Core Premium Income ETF	0.35%	0.29%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.29% as an annual percentage rate of average daily net assets of each Fund. These arrangements will remain in effect through at least December 29, 2025, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees. For the period ended August 31, 2024, GSAM waived $33,683 and $42,065 of the Funds’ management fees for Nasdaq-100 Core Premium Income ETF and S&P 500 Core Premium Income ETF, respectively.

The Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Underlying Money Market Fund. For the period ended August 31, 2024, GSAM waived $476 and $949 of the Funds’ management fees for Nasdaq-100 Core Premium Income ETF and S&P 500 Core Premium Income ETF, respectively.

B.  Other Transactions with Affiliates — For the period ended August 31, 2024, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Funds.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Treasury Obligations Fund as of and for the period ended August 31, 2024.

Nasdaq-100 Core Premium Income ETF

Underlying Fund	Beginning value as of October 24, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$–	$11,751,622	$(11,277,786)	$473,836	473,836	$13,268

S&P 500 Core Premium Income ETF

Underlying Fund	Beginning value as of October 24, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	–	13,114,208	(12,293,621)	820,587	820,587	27,689

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Notes to Financial Statements (continued) August 31, 2024

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Nasdaq-100 Core Premium Income ETF
	For the Period October 24, 2023(A) to August 31, 2024
	Shares	Dollars

Fund Share Activity

Shares sold	5,360,000	$247,797,903

Shares redeemed	(890,000)	(41,444,952)

NET INCREASE IN SHARES	4,470,000	$206,352,951

	S&P 500 Core Premium Income ETF
	For the Period October 24, 2023(a) to August 31, 2024
	Shares	Dollars

Fund Share Activity

Shares sold	4,950,000	$228,256,090

Shares redeemed	(850,000)	(40,085,975)

NET INCREASE IN SHARES	4,100,000	$188,170,115

(a) Commenced operations on October 24, 2023.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2024, were as follows:

Fund	Purchases	Sales

Nasdaq-100 Core Premium Income ETF(a)	$9,135,291	$37,999,065

S&P 500 Core Premium Income ETF(a)	7,789,441	40,645,263

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7. PORTFOLIO SECURITIES TRANSACTIONS (continued)

(a) Commenced operations on October 24, 2023.

The purchases and sales from in-kind creation and redemption transactions for the period ended August 31, 2024, were as follows:

Fund	Purchases	Sales

Nasdaq-100 Core Premium Income ETF(a)	$240,583,178	$10,670,768

S&P 500 Core Premium Income ETF(a)	220,758,020	6,242,581

(a) Commenced operations on October 24, 2023.

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Funds did not have securities on loan as of August 31, 2024.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the period ended August 31, 2024, are reported under Investment Income on the Statements of Operations.

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Notes to Financial Statements (continued) August 31, 2024

8. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the period ended August 31, 2024:

Fund	Beginning value as of October 24, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024

Nasdaq-100 Core Premium Income ETF	$—	$219,861	$(219,861)	$—

9. TAX INFORMATION

The tax character of distributions paid during the period ended August 31, 2024 were as follows:

	Nasdaq-100 Core Premium Income ETF	S&P 500 Core Premium Income ETF

Distributions paid from:

Ordinary Income	$326,458	$807,783

Total taxable distributions	$326,458	$807,783

Return of Capital	$4,661,971	$4,437,473

As of August 31, 2024, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Nasdaq-100 Core Premium Income ETF	S&P 500 Core Premium Income ETF

Capital loss carryforwards:

Perpetual Short-Term	$(344,740)	$ (918,966)

Timing differences — (Straddle Loss Deferrals)	(3,464,662)	(3,687,849)

Unrealized gains (losses) — net	12,217,305	18,541,698

Total accumulated earnings (losses) — net	$8,407,903	$ 13,934,883

As of August 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Nasdaq-100 Core Premium Income ETF	S&P 500 Core Premium Income ETF

Tax Cost	$199,256,633	$ 180,595,847

Gross unrealized gain	17,734,121	20,619,304

Gross unrealized loss	(5,516,816)	(2,077,606)

Net unrealized gain (loss)	$12,217,305	$ 18,541,698

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions.

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9. TAX INFORMATION (continued)

Fund	Paid in Capital	Total Distributable Earnings

Nasdaq-100 Core Premium Income ETF	$155,031	$(155,031)

S&P 500 Core Premium Income ETF	432,191	(432,191)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NASDAQ and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Non-Diversification Risk — The Nasdaq-100 Core Premium Income ETF is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Option Writing Risk — Writing (selling) options may limit the opportunity to profit from an increase or decrease in the market value of a reference security in exchange for up-front cash (the premium) at the time of selling the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could

25

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Notes to Financial Statements (continued) August 31, 2024

10. OTHER RISKS (continued)

also experience a sudden, significant permanent loss due to dramatic movements in the market value of reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV. Furthermore, the premium received from the Fund’s option writing strategies may not fully protect it against market movements because the Fund will continue to bear the risk of movements in the value of its portfolio investments.

Tracking Error/Index Risk — Tracking error is the divergence of the Fund’s performance (without regard to the options overwrite strategy) from that of the benchmark. The performance of the Fund’s equity investments may diverge from that of the benchmark for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the benchmark or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the benchmark are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund will be negatively affected by general declines in the securities and asset classes represented in the benchmark. In addition, unless a specific security is removed from the benchmark, the Fund generally would not sell a security because the security’s issuer was in financial trouble.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Nasdaq-100 Core Premium Income ETF and Goldman Sachs S&P 500 Core Premium Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Nasdaq-100 Core Premium Income ETF and Goldman Sachs S&P 500 Core Premium Income ETF (two of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2024, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 24, 2023 (commencement of operations) through August 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period October 24, 2023 (commencement of operations) through August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

27

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Nasdaq-100 Core Premium Income ETF and Goldman Sachs S&P 500 Core Premium Income ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to implement a fee waiver;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment

28

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are actively-managed ETFs that seek current income while maintaining prospects for capital appreciation. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees noted that the Funds had launched on October 24, 2023 and did not yet have a meaningful performance history. In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund. In addition, the Trustees considered the Investment Adviser’s undertakings to implement a management fee waiver for each Fund.

29

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules with respect to the Fund for various functions, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with each Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Fund’s securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the

30

GOLDMAN SACHS CORE PREMIUM INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

31

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 2024 Goldman Sachs. All rights reserved. PREINCETFAR-24

Goldman Sachs Funds Annual Financial Statements August 31, 2024 Goldman Sachs Equity ETFs Goldman Sachs Bloomberg Clean Energy Equity ETF (GCLN) Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (GSEW) Goldman Sachs Hedge Industry VIP ETF (GVIP) Goldman Sachs Innovate Equity ETF (GINN) Goldman Sachs JUST U.S. Large Cap Equity ETF (JUST) Goldman Sachs North American Pipelines & Power Equity ETF (GPOW) Goldman Sachs Small Cap Core Equity ETF (GSC)

Goldman Sachs Equity ETFs

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.0%

Austria – 0.2%
258	Verbund AG (Utilities)	$22,033

Belgium – 0.2%
229	Elia Group SA/NV (Utilities)	25,120

Brazil – 1.4%
2,600	Alupar Investimento SA (Utilities)	14,613
9,261	Centrais Eletricas Brasileiras SA (Utilities)	68,272
6,287	Cia Paranaense de Energia (Utilities)	10,413
2,150	Cosan SA (Energy)	5,072
1,492	CPFL Energia SA (Utilities)	8,981
4,661	Energisa SA (Utilities)	38,937
1,382	Engie Brasil Energia SA (Utilities)	11,020
1,180	Sao Martinho SA (Consumer Staples)	5,776
2,748	Transmissora Alianca de Energia Eletrica SA (Utilities)	17,202

		180,286

Canada – 3.0%
3,605	Algonquin Power & Utilities Corp. (Utilities)	19,553
177	Atco Ltd., Class I (Utilities)	5,971
812	Boralex, Inc., Class A (Utilities)	19,442
230	Capital Power Corp. (Utilities)	7,671
509	Emera, Inc. (Utilities)	19,167
3,914	Fortis, Inc. (Utilities)	172,213
2,512	Hydro One Ltd. (Utilities)(a)	85,383
2,059	Northland Power, Inc. (Utilities)(b)	31,517
1,413	TransAlta Corp. (Utilities)	12,445

		373,362

China – 10.0%
1,100	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	4,728
4,100	BYD Co. Ltd., Class A (Consumer Discretionary)	144,295
8,148	BYD Co. Ltd., Class H (Consumer Discretionary)	251,948
8,800	CECEP Solar Energy Co. Ltd., Class A (Utilities)	5,228
14,800	CECEP Wind-Power Corp., Class A (Utilities)	5,847
3,800	China Baoan Group Co. Ltd., Class A (Industrials)	4,075
26,647	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	20,838
42,800	China National Nuclear Power Co. Ltd., Class A (Utilities)	66,069
2,700	China Southern Power Grid Energy Storage Co. Ltd., Class A (Utilities)	3,703

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
64,900	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	$41,850
9,980	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	259,590
448	Daqo New Energy Corp. ADR (Information Technology)*	6,599
4,100	Dongfang Electric Corp. Ltd., Class A (Industrials)	7,903
1,800	Dongfang Electric Corp. Ltd., Class H (Industrials)	2,084
4,600	Eve Energy Co. Ltd., Class A (Industrials)	21,744
2,667	Farasis Energy Gan Zhou Co. Ltd., Class A (Industrials)*	3,515
4,000	Flat Glass Group Co. Ltd., Class A (Information Technology)	9,516
3,485	Flat Glass Group Co. Ltd., Class H (Information Technology)(b)	4,736
600	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	2,314
458	Ganfeng Lithium Group Co. Ltd., Class H (Materials)(a)	1,017
162,616	GCL Technology Holdings Ltd. (Information Technology)*	24,183
11,600	GEM Co. Ltd., Class A (Materials)	9,772
850	Ginlong Technologies Co. Ltd., Class A (Industrials)	7,148
7,900	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	9,208
597	GoodWe Technologies Co. Ltd., Class A (Industrials)	4,039
3,900	Gotion High-tech Co. Ltd., Class A (Industrials)	10,269
4,300	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	8,707
5,784	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	12,560
3,700	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	6,301
298	Hoymiles Power Electronics, Inc., Class A (Industrials)	5,565
1,504	Hoyuan Green Energy Co. Ltd., Class A (Information Technology)	2,980
7,204	JA Solar Technology Co. Ltd., Class A (Information Technology)	10,053
256	JinkoSolar Holding Co. Ltd. ADR (Information Technology)	4,900

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
17,160	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	$33,439
5,100	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	6,570
3,300	Ningbo Shanshan Co. Ltd., Class A (Materials)	3,292
2,500	Risen Energy Co. Ltd., Class A (Information Technology)	3,429
4,100	Shanghai Aiko Solar Energy Co. Ltd., Class A (Information Technology)*	4,698
6,200	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	3,176
4,535	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	7,391
1,100	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	5,046
500	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	3,260
2,896	Shenzhen Senior Technology Material Co. Ltd., Class A (Materials)	3,044
4,760	Sungrow Power Supply Co. Ltd., Class A (Industrials)	51,717
2,700	Sunwoda Electronic Co. Ltd., Class A (Industrials)	6,397
668	Suzhou Maxwell Technologies Co. Ltd., Class A (Information Technology)	7,702
7,400	TBEA Co. Ltd., Class A (Industrials)	13,177
8,975	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	10,422
4,100	Titan Wind Energy Suzhou Co. Ltd., Class A (Industrials)	4,148
10,300	Tongwei Co. Ltd., Class A (Information Technology)	27,628
4,791	Trina Solar Co. Ltd., Class A (Information Technology)	11,655
788	Wuxi Autowell Technology Co. Ltd., Class A (Information Technology)	4,013
3,100	Xiamen Tungsten Co. Ltd., Class A (Materials)	7,436
1,900	Xiangtan Electric Manufacturing Co. Ltd., Class A (Industrials)*	2,619
3,855	Xinjiang Daqo New Energy Co. Ltd., Class A (Information Technology)	9,851
34,550	Xinyi Solar Holdings Ltd. (Information Technology)	13,509

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,800	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	$11,887
3,800	Zhejiang Huayou Cobalt Co. Ltd., Class A (Materials)	12,402
2,900	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	9,690

		1,260,882

Czech Republic – 0.4%
1,303	CEZ AS (Utilities)	49,817

Denmark – 2.2%
1,443	Orsted AS (Utilities)*(a)	83,643
8,155	Vestas Wind Systems A/S (Industrials)*	187,459

		271,102

Finland – 0.9%
3,468	Fortum OYJ (Utilities)	55,508
2,497	Neste OYJ (Energy)	58,457

		113,965

France – 1.7%
9,108	Engie SA (Utilities)	160,601
649	Neoen SA (Utilities)(a)	27,816
730	SPIE SA (Industrials)	29,493

		217,910

Germany – 5.1%
17,948	E.ON SE (Utilities)	254,492
842	Encavis AG (Utilities)*	15,844
2,161	Infineon Technologies AG (Information Technology)	78,937
981	Nordex SE (Industrials)*	15,647
5,072	RWE AG (Utilities)	183,191
2,898	Siemens Energy AG (Industrials)*	83,563
85	SMA Solar Technology AG (Information Technology)	1,974
90	Wacker Chemie AG (Materials)	8,679

		642,327

Greece – 0.0%
295	Public Power Corp. SA (Utilities)	3,794

India – 2.2%
3,605	Adani Green Energy Ltd. (Utilities)*	79,008
5,351	Inox Wind Ltd. (Industrials)*	14,107
22,048	NHPC Ltd. (Utilities)	25,268
7,518	Power Grid Corp. of India Ltd. (Utilities)	30,244
5,120	SJVN Ltd. (Utilities)	8,140
84,466	Suzlon Energy Ltd. (Industrials)*	76,378
7,602	Tata Power Co. Ltd. (The) (Utilities)	39,396

		272,541

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Israel – 0.1%
936	Enlight Renewable Energy Ltd. (Utilities)*	$15,469

Italy – 4.6%
8,083	A2A SpA (Utilities)	18,449
62,959	Enel SpA (Utilities)	478,348
418	ERG SpA (Utilities)	11,326
7,287	Terna - Rete Elettrica Nazionale (Utilities)	63,415

		571,538

Japan – 3.5%
5,884	Chubu Electric Power Co., Inc. (Utilities)	73,507
3,262	Denso Corp. (Consumer Discretionary)	50,194
6,450	Hitachi Ltd. (Industrials)	158,232
3,812	Kansai Electric Power Co., Inc. (The) (Utilities)	67,677
2,352	Kyushu Electric Power Co., Inc. (Utilities)	24,933
700	Osaka Gas Co. Ltd. (Utilities)	17,278
900	Shikoku Electric Power Co., Inc. (Utilities)	8,128
2,823	SUMCO Corp. (Information Technology)	32,359
800	Tohoku Electric Power Co., Inc. (Utilities)	7,277

		439,585

Portugal – 0.8%
24,585	EDP SA (Utilities)	103,301

Singapore – 0.5%
7,200	Sembcorp Industries Ltd. (Utilities)	27,232
1,127	STMicroelectronics NV (Information Technology)	35,890

		63,122

South Korea – 2.1%
133	CS Wind Corp. (Industrials)	6,412
265	Doosan Fuel Cell Co. Ltd. (Industrials)*	3,710
809	Ecopro Co. Ltd. (Industrials)*	51,840
476	Hanwha Solutions Corp. (Materials)	9,193
1,398	Korea Electric Power Corp. (Utilities)*	22,710
190	L&F Co. Ltd. (Industrials)*	13,341
215	LG Chem Ltd. (Materials)	51,744
103	OCI Holdings Co. Ltd. (Materials)	5,497
376	Samsung SDI Co. Ltd. (Information Technology)	99,640

		264,087

Spain – 6.2%
125	Acciona SA (Utilities)	16,922
1,640	Endesa SA (Utilities)	34,672

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
46,083	Iberdrola SA (Utilities)	$653,939
223	Naturgy Energy Group SA (Utilities)	5,692
3,260	Redeia Corp. SA (Utilities)	61,994
616	Solaria Energia y Medio Ambiente SA (Utilities)*	7,671

		780,890

Switzerland – 1.2%
2,321	ABB Ltd. (Industrials)	133,031
103	BKW AG (Utilities)	19,375

		152,406

Taiwan – 0.5%
3,509	Delta Electronics, Inc. (Information Technology)	43,821
3,879	Sino-American Silicon Products, Inc. (Information Technology)	24,130

		67,951

Thailand – 0.0%
19,431	Energy Absolute PCL, NVDR (Utilities)	3,789

United Kingdom – 4.1%
3,055	Drax Group PLC (Utilities)	25,636
20,439	National Grid PLC (Utilities)	268,244
8,825	SSE PLC (Utilities)	218,859

		512,739

United States – 48.1%
3,617	AES Corp. (The) (Utilities)	61,959
1,306	Alliant Energy Corp. (Utilities)	76,101
1,373	Ameren Corp. (Utilities)	113,286
2,739	American Electric Power Co., Inc. (Utilities)	274,667
1,139	Array Technologies, Inc. (Industrials)*	7,643
372	Avangrid, Inc. (Utilities)	13,277
632	Avista Corp. (Utilities)	24,420
1,534	Bloom Energy Corp., Class A (Industrials)*	18,270
1,089	Brookfield Renewable Corp., Class A (Utilities)	31,060
1,112	CenterPoint Energy, Inc. (Utilities)	30,358
647	Clearway Energy, Inc., Class C (Utilities)	18,737
517	CMS Energy Corp. (Utilities)	35,084
1,785	Consolidated Edison, Inc. (Utilities)	181,285
4,354	Dominion Energy, Inc. (Utilities)	243,389
319	DTE Energy Co. (Utilities)	39,881
2,963	Duke Energy Corp. (Utilities)	337,634
3,111	Edison International (Utilities)	270,750
82	EMCOR Group, Inc. (Industrials)	32,231
1,102	Enovix Corp. (Industrials)*(b)	10,491

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
1,060	Enphase Energy, Inc. (Information Technology)*	$128,302
1,102	Entergy Corp. (Utilities)	133,000
1,802	Eversource Energy (Utilities)	121,689
5,176	Exelon Corp. (Utilities)	197,154
815	First Solar, Inc. (Information Technology)*	185,307
470	Fluence Energy, Inc. (Industrials)*	8,634
307	Generac Holdings, Inc. (Industrials)*	48,055
759	General Electric Co. (Industrials)	132,537
486	Green Plains, Inc. (Energy)*	6,887
895	HA Sustainable Infrastructure Capital, Inc. REIT (Financials)	28,980
366	Itron, Inc. (Information Technology)*	37,412
321	MasTec, Inc. (Industrials)*	36,315
189	MGE Energy, Inc. (Utilities)	16,387
8,033	NextEra Energy, Inc. (Utilities)	646,737
1,050	NEXTracker, Inc., Class A (Industrials)*	42,703
347	Nikola Corp. (Industrials)*(b)	2,301
317	Northwestern Energy Group, Inc. (Utilities)	17,242
361	NRG Energy, Inc. (Utilities)	30,689
754	ON Semiconductor Corp. (Information Technology)*	58,714
416	Ormat Technologies, Inc. (Utilities)	31,004
73	Otter Tail Corp. (Utilities)	6,172
10,691	PG&E Corp. (Utilities)	210,613
5,511	Plug Power, Inc. (Industrials)*(b)	10,361
4,032	Public Service Enterprise Group, Inc. (Utilities)	325,584
746	Quanta Services, Inc. (Industrials)	205,247
2,632	QuantumScape Corp. (Consumer Discretionary)*	15,292
484	Schneider Electric SE (Industrials)	123,059
3,290	Sempra (Utilities)	270,372
462	SolarEdge Technologies, Inc. (Information Technology)*	11,240
1,551	Southern Co. (The) (Utilities)	134,006
1,674	Sunrun, Inc. (Industrials)*	34,350
3,404	Tesla, Inc. (Consumer Discretionary)*	728,830
35	Valmont Industries, Inc. (Industrials)	10,002
555	WEC Energy Group, Inc. (Utilities)	51,632
654	Wolfspeed, Inc. (Information Technology)*	6,376

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
2,866	Xcel Energy, Inc. (Utilities)	$175,485

		6,049,193

TOTAL COMMON STOCKS (Cost $11,742,337)		12,457,209

Shares	Description	Rate	Value

Preferred Stocks – 0.5%

Brazil – 0.5%
1,932	Centrais Eletricas Brasileiras SA, Class B (Utilities)	3.92%	15,740
12,051	Cia Energetica de Minas Gerais (Utilities)	13.49	24,747
8,266	Cia Paranaense de Energia (Utilities)	3.60	15,223

TOTAL PREFERRED STOCKS (Cost $54,710)			55,710

Shares	Dividend Rate	Value

Investment Company – 0.3%(c)
Goldman Sachs Financial Square Treasury Obligations Fund - Institutional Shares
43,875	5.120%	43,875
(Cost $43,875)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $11,840,922)		12,556,794

Securities Lending Reinvestment Vehicle – 0.5%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
61,422	5.183%	61,422
(Cost $61,422)

TOTAL INVESTMENTS – 100.3% (Cost $11,902,344)		$12,618,216

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(38,218)

NET ASSETS – 100.0%		$12,579,998

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Utilities	64.9%
Industrials	15.4
Consumer Discretionary	9.4
Information Technology	7.7
Materials	1.0
Energy	0.6
Investment Company	0.3
Financials	0.2
Consumer Staples	0.0
Securities Lending Reinvestment Vehicle	0.5

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.7%

Communication Services – 3.6%
9,653	Alphabet, Inc., Class A	$1,577,107
79,848	AT&T, Inc.	1,588,975
4,269	Charter Communications, Inc., Class A*	1,483,648
39,623	Comcast Corp., Class A	1,567,882
10,603	Electronic Arts, Inc.	1,609,747
51,506	Interpublic Group of Cos., Inc. (The)	1,679,611
16,968	Live Nation Entertainment, Inc.*	1,657,265
3,136	Meta Platforms, Inc., Class A	1,634,828
2,479	Netflix, Inc.*	1,738,647
16,843	Omnicom Group, Inc.	1,691,543
52,500	Pinterest, Inc., Class A*	1,682,100
41,288	ROBLOX Corp., Class A*	1,816,259
11,344	Take-Two Interactive Software, Inc.*	1,834,438
8,049	T-Mobile US, Inc.	1,599,497
18,003	Trade Desk, Inc. (The), Class A*	1,881,854
38,259	Verizon Communications, Inc.	1,598,461
17,718	Walt Disney Co. (The)	1,601,353
197,866	Warner Bros Discovery, Inc.*	1,551,269

		29,794,484

Consumer Discretionary – 8.4%
13,706	Airbnb, Inc., Class A*	1,607,851
9,405	Amazon.com, Inc.*	1,678,792
493	AutoZone, Inc.*	1,568,470
18,855	Best Buy Co., Inc.	1,893,042
457	Booking Holdings, Inc.	1,786,518
107,895	Carnival Corp.*	1,780,268
28,381	Chipotle Mexican Grill, Inc.*	1,591,606
9,036	D.R. Horton, Inc.	1,705,635
10,784	Darden Restaurants, Inc.	1,705,490
1,797	Deckers Outdoor Corp.*	1,723,844
3,601	Domino’s Pizza, Inc.	1,491,570
12,456	DoorDash, Inc., Class A*	1,603,212
49,414	DraftKings, Inc., Class A*	1,704,783
27,603	eBay, Inc.	1,631,337
13,465	Expedia Group, Inc.*	1,872,847
153,887	Ford Motor Co.	1,721,996
9,448	Garmin Ltd.	1,731,724
37,683	General Motors Co.	1,875,860
11,023	Genuine Parts Co.	1,579,155
7,566	Hilton Worldwide Holdings, Inc.	1,661,796
4,449	Home Depot, Inc. (The)	1,639,456
40,301	Las Vegas Sands Corp.	1,571,336
9,194	Lennar Corp., Class A	1,673,860
39,092	LKQ Corp.	1,625,836
6,597	Lowe’s Cos., Inc.	1,639,355
7,145	Marriott International, Inc., Class A	1,676,860
5,722	McDonald’s Corp.	1,651,713
21,013	NIKE, Inc., Class B	1,750,803
187	NVR, Inc.*	1,715,250
1,375	O’Reilly Automotive, Inc.*	1,553,709
4,344	Pool Corp.	1,527,437
12,643	PulteGroup, Inc.	1,664,451
11,199	Ross Stores, Inc.	1,686,681
10,202	Royal Caribbean Cruises Ltd.*	1,679,453

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
20,477	Starbucks Corp.	$1,936,510
7,833	Tesla, Inc.*	1,677,124
14,154	TJX Cos., Inc. (The)	1,659,840
6,063	Tractor Supply Co.	1,622,156
4,736	Ulta Beauty, Inc.*	1,671,050
11,071	Williams-Sonoma, Inc.	1,487,167
11,345	Yum! Brands, Inc.	1,530,667

		68,556,510

Consumer Staples – 6.7%
30,726	Altria Group, Inc.	1,652,137
26,304	Archer-Daniels-Midland Co.	1,604,281
34,219	Brown-Forman Corp., Class B	1,560,044
15,946	Bunge Global SA	1,616,606
15,193	Church & Dwight Co., Inc.	1,547,863
10,711	Clorox Co. (The)	1,695,658
22,573	Coca-Cola Co. (The)	1,635,865
15,012	Colgate-Palmolive Co.	1,598,778
51,356	Conagra Brands, Inc.	1,602,307
6,444	Constellation Brands, Inc., Class A	1,551,135
1,888	Costco Wholesale Corp.	1,684,814
12,829	Dollar General Corp.	1,064,422
16,018	Dollar Tree, Inc.*	1,353,361
16,716	Estee Lauder Cos., Inc. (The), Class A	1,532,189
22,570	General Mills, Inc.	1,631,585
7,729	Hershey Co. (The)	1,492,161
12,871	J M Smucker Co. (The)	1,476,046
20,997	Kellanova	1,692,568
74,242	Kenvue, Inc.	1,629,612
44,591	Keurig Dr Pepper, Inc.	1,632,477
11,038	Kimberly-Clark Corp.	1,596,757
44,050	Kraft Heinz Co. (The)	1,560,692
28,396	Kroger Co. (The)	1,510,951
26,296	Lamb Weston Holdings, Inc.	1,628,248
19,798	McCormick & Co., Inc.	1,584,434
22,348	Mondelez International, Inc., Class A	1,604,810
30,318	Monster Beverage Corp.*	1,428,887
8,919	PepsiCo, Inc.	1,541,917
13,369	Philip Morris International, Inc.	1,648,264
9,119	Procter & Gamble Co. (The)	1,564,273
20,460	Sysco Corp.	1,595,266
11,437	Target Corp.	1,756,952
25,118	Tyson Foods, Inc., Class A	1,615,339
142,133	Walgreens Boots Alliance, Inc.	1,314,730
23,038	Walmart, Inc.	1,779,225

		54,984,654

Energy – 4.9%
55,480	APA Corp.	1,580,625
44,185	Baker Hughes Co.	1,553,987
8,605	Cheniere Energy, Inc.	1,594,162
10,723	Chevron Corp.	1,586,468
14,353	ConocoPhillips	1,633,228
65,097	Coterra Energy, Inc.	1,583,810
35,191	Devon Energy Corp.	1,575,853
7,957	Diamondback Energy, Inc.	1,552,490

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
12,448	EOG Resources, Inc.	$1,603,551
50,227	EQT Corp.	1,683,107
13,293	Exxon Mobil Corp.	1,567,776
49,920	Halliburton Co.	1,552,013
11,631	Hess Corp.	1,605,776
73,226	Kinder Morgan, Inc.	1,579,485
57,026	Marathon Oil Corp.	1,633,795
9,014	Marathon Petroleum Corp.	1,596,560
27,342	Occidental Petroleum Corp.	1,557,947
18,354	ONEOK, Inc.	1,695,176
37,280	Ovintiv, Inc.	1,596,702
11,462	Phillips 66	1,608,233
35,359	Schlumberger NV	1,555,442
11,350	Targa Resources Corp.	1,667,315
1,950	Texas Pacific Land Corp.	1,694,336
10,332	Valero Energy Corp.	1,516,014
35,203	Williams Cos., Inc. (The)	1,611,241

		39,985,092

Financials – 15.0%
15,584	Aflac, Inc.	1,719,850
8,991	Allstate Corp. (The)	1,698,760
6,658	American Express Co.	1,722,092
21,703	American International Group, Inc.	1,672,216
3,899	Ameriprise Financial, Inc.	1,752,367
4,720	Aon PLC, Class A	1,622,358
14,800	Apollo Global Management, Inc.	1,712,804
15,953	Arch Capital Group Ltd.*	1,804,125
11,234	Ares Management Corp., Class A	1,644,658
5,443	Arthur J Gallagher & Co.	1,592,459
41,080	Bank of America Corp.	1,674,010
24,616	Bank of New York Mellon Corp. (The)	1,679,304
3,616	Berkshire Hathaway, Inc., Class B*	1,720,927
1,819	BlackRock, Inc.	1,640,392
11,855	Blackstone, Inc.	1,687,678
26,226	Block, Inc.*	1,733,014
15,499	Brown & Brown, Inc.	1,629,410
11,539	Capital One Financial Corp.	1,695,425
7,710	Cboe Global Markets, Inc.	1,583,634
24,734	Charles Schwab Corp. (The)	1,610,183
5,795	Chubb Ltd.	1,646,823
12,144	Cincinnati Financial Corp.	1,664,092
27,401	Citigroup, Inc.	1,716,399
39,663	Citizens Financial Group, Inc.	1,707,492
7,582	CME Group, Inc.	1,635,741
8,284	Coinbase Global, Inc., Class A*	1,518,954
5,629	Corpay, Inc.*	1,776,231
12,287	Discover Financial Services	1,704,330
4,296	Everest Group Ltd.	1,685,063
3,773	FactSet Research Systems, Inc.	1,595,375
20,079	Fidelity National Information Services, Inc.	1,655,514
39,252	Fifth Third Bancorp	1,675,668
802	First Citizens BancShares, Inc., Class A	1,628,621
9,779	Fiserv, Inc.*	1,707,413

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
15,488	Global Payments, Inc.	$1,719,323
3,225	Goldman Sachs Group, Inc. (The)(a)	1,645,556
14,554	Hartford Financial Services Group, Inc. (The)	1,689,719
115,088	Huntington Bancshares, Inc.	1,722,867
10,189	Intercontinental Exchange, Inc.	1,646,033
9,249	Jack Henry & Associates, Inc.	1,600,354
7,669	JPMorgan Chase & Co.	1,723,991
107,671	KeyCorp	1,836,867
13,946	KKR & Co., Inc.	1,726,096
20,102	Loews Corp.	1,647,158
7,758	LPL Financial Holdings, Inc.	1,740,430
9,581	M&T Bank Corp.	1,648,986
1,015	Markel Group, Inc.*	1,624,690
7,042	Marsh & McLennan Cos., Inc.	1,602,125
3,415	Mastercard, Inc., Class A	1,650,606
22,357	MetLife, Inc.	1,732,220
3,388	Moody’s Corp.	1,652,463
16,646	Morgan Stanley	1,724,692
2,901	MSCI, Inc.	1,684,292
23,033	Nasdaq, Inc.	1,660,219
18,413	Northern Trust Corp.	1,679,450
24,080	PayPal Holdings, Inc.*	1,744,114
9,170	PNC Financial Services Group, Inc. (The)	1,697,275
20,861	Principal Financial Group, Inc.	1,698,503
7,153	Progressive Corp. (The)	1,803,987
14,401	Prudential Financial, Inc.	1,744,825
14,225	Raymond James Financial, Inc.	1,700,883
74,921	Regions Financial Corp.	1,754,650
3,187	S&P Global, Inc.	1,635,696
19,950	State Street Corp.	1,737,645
34,339	Synchrony Financial	1,725,878
14,755	T. Rowe Price Group, Inc.	1,564,620
7,370	Travelers Cos., Inc. (The)	1,680,876
37,097	Truist Financial Corp.	1,649,333
37,028	US Bancorp	1,748,832
5,982	Visa, Inc., Class A	1,653,245
27,728	W R Berkley Corp.	1,655,362
29,440	Wells Fargo & Co.	1,721,357
5,557	Willis Towers Watson PLC	1,623,255

		122,811,855

Health Care – 11.8%
14,011	Abbott Laboratories	1,587,026
8,290	AbbVie, Inc.	1,627,410
11,334	Agilent Technologies, Inc.	1,619,855
7,337	Align Technology, Inc.*	1,740,483
5,851	Alnylam Pharmaceuticals, Inc.*	1,536,999
5,006	Amgen, Inc.	1,671,153
62,732	Avantor, Inc.*	1,620,995
41,819	Baxter International, Inc.	1,586,613
6,601	Becton Dickinson & Co.	1,600,148
7,764	Biogen, Inc.*	1,589,757
17,870	BioMarin Pharmaceutical, Inc.*	1,629,923
20,863	Boston Scientific Corp.*	1,706,385
32,745	Bristol-Myers Squibb Co.	1,635,613
15,505	Cardinal Health, Inc.	1,747,724

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
6,411	Cencora, Inc.	$1,535,883
20,578	Centene Corp.*	1,622,164
4,666	Cigna Group (The)	1,688,205
16,660	Cooper Cos., Inc. (The)*	1,761,462
26,897	CVS Health Corp.	1,539,584
5,775	Danaher Corp.	1,555,265
21,825	Dexcom, Inc.*	1,513,346
25,188	Edwards Lifesciences Corp.*	1,762,152
2,949	Elevance Health, Inc.	1,642,269
2,020	Eli Lilly & Co.	1,939,240
27,526	Exact Sciences Corp.*	1,698,079
19,203	GE HealthCare Technologies, Inc.	1,628,798
20,779	Gilead Sciences, Inc.	1,641,541
4,354	HCA Healthcare, Inc.	1,722,399
18,608	Hologic, Inc.*	1,511,714
4,409	Humana, Inc.	1,562,858
3,261	IDEXX Laboratories, Inc.*	1,569,617
12,428	Illumina, Inc.*	1,633,039
7,957	Insulet Corp.*	1,613,441
3,387	Intuitive Surgical, Inc.*	1,668,538
6,625	IQVIA Holdings, Inc.*	1,666,519
9,719	Johnson & Johnson	1,611,993
7,010	Labcorp Holdings, Inc.	1,611,529
2,496	McKesson Corp.	1,400,456
18,951	Medtronic PLC	1,678,680
13,954	Merck & Co., Inc.	1,652,851
1,119	Mettler-Toledo International, Inc.*	1,610,331
18,918	Moderna, Inc.*	1,464,253
4,570	Molina Healthcare, Inc.*	1,598,540
53,329	Pfizer, Inc.	1,547,074
10,535	Quest Diagnostics, Inc.	1,653,679
1,445	Regeneron Pharmaceuticals, Inc.*	1,711,877
7,152	ResMed, Inc.	1,752,383
13,034	Revvity, Inc.	1,597,186
6,481	STERIS PLC	1,562,569
4,821	Stryker Corp.	1,737,585
2,605	Thermo Fisher Scientific, Inc.	1,602,257
2,737	UnitedHealth Group, Inc.	1,615,377
8,322	Veeva Systems, Inc., Class A*	1,801,214
3,318	Vertex Pharmaceuticals, Inc.*	1,645,363
136,277	Viatris, Inc.	1,646,226
4,733	Waters Corp.*	1,639,275
5,206	West Pharmaceutical Services, Inc.	1,632,758
14,150	Zimmer Biomet Holdings, Inc.	1,633,759
8,300	Zoetis, Inc.	1,522,967

		96,306,379

Industrials – 16.4%
12,429	3M Co.	1,674,062
9,781	AMETEK, Inc.	1,673,040
5,892	Automatic Data Processing, Inc.	1,625,662
4,364	Axon Enterprise, Inc.*	1,592,729
9,374	Boeing Co. (The)*	1,628,639
10,560	Booz Allen Hamilton Holding Corp.	1,676,717

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
7,174	Broadridge Financial Solutions, Inc.	$1,527,058
10,039	Builders FirstSource, Inc.*	1,746,786
4,051	Carlisle Cos., Inc.	1,716,814
24,172	Carrier Global Corp.	1,759,238
4,691	Caterpillar, Inc.	1,670,465
2,068	Cintas Corp.	1,664,988
30,858	Copart, Inc.*	1,634,240
45,387	CSX Corp.	1,555,412
5,252	Cummins, Inc.	1,643,088
4,423	Deere & Co.	1,706,128
41,341	Delta Air Lines, Inc.	1,756,579
8,803	Dover Corp.	1,637,622
5,510	Eaton Corp. PLC	1,691,184
4,438	EMCOR Group, Inc.	1,744,400
15,488	Emerson Electric Co.	1,632,280
5,496	Equifax, Inc.	1,687,986
13,110	Expeditors International of Washington, Inc.	1,617,905
23,495	Fastenal Co.	1,604,239
5,478	FedEx Corp.	1,636,662
22,785	Fortive Corp.	1,695,204
9,122	GE Vernova, Inc.*	1,833,522
5,363	General Dynamics Corp.	1,605,468
9,430	General Electric Co.	1,646,667
19,535	Graco, Inc.	1,628,242
7,688	Honeywell International, Inc.	1,598,412
17,299	Howmet Aerospace, Inc.	1,672,121
4,269	Hubbell, Inc.	1,707,258
7,960	IDEX Corp.	1,643,581
6,455	Illinois Tool Works, Inc.	1,634,277
17,498	Ingersoll Rand, Inc.	1,600,192
9,474	J.B. Hunt Transport Services, Inc.	1,640,897
10,951	Jacobs Solutions, Inc.	1,652,287
23,155	Johnson Controls International PLC	1,686,842
6,800	L3Harris Technologies, Inc.	1,609,356
10,670	Leidos Holdings, Inc.	1,691,302
2,803	Lennox International, Inc.	1,654,303
8,135	Lincoln Electric Holdings, Inc.	1,575,017
2,839	Lockheed Martin Corp.	1,612,836
21,253	Masco Corp.	1,690,889
6,542	Nordson Corp.	1,678,416
6,371	Norfolk Southern Corp.	1,631,995
3,162	Northrop Grumman Corp.	1,654,390
7,865	Old Dominion Freight Line, Inc.	1,516,372
16,496	Otis Worldwide Corp.	1,562,006
9,889	Owens Corning	1,668,571
16,790	PACCAR, Inc.	1,614,862
2,996	Parker-Hannifin Corp.	1,798,199
12,328	Paychex, Inc.	1,617,434
6,144	Quanta Services, Inc.	1,690,399
7,677	Republic Services, Inc.	1,598,428
6,195	Rockwell Automation, Inc.	1,685,226
13,495	RTX Corp.	1,664,473
3,968	Saia, Inc.*	1,491,293
5,673	Snap-on, Inc.	1,609,657
62,683	Southwest Airlines Co.	1,812,792

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
22,038	SS&C Technologies Holdings, Inc.	$1,654,833
16,352	Stanley Black & Decker, Inc.	1,673,791
18,224	Textron, Inc.	1,662,029
4,739	Trane Technologies PLC	1,713,907
1,270	TransDigm Group, Inc.	1,743,977
18,197	TransUnion	1,761,652
22,892	Uber Technologies, Inc.*	1,674,092
6,463	Union Pacific Corp.	1,655,110
39,732	United Airlines Holdings, Inc.*	1,749,797
12,364	United Parcel Service, Inc., Class B	1,589,392
2,302	United Rentals, Inc.	1,706,381
14,632	Veralto Corp.	1,645,076
5,861	Verisk Analytics, Inc.	1,598,998
22,575	Vertiv Holdings Co., Class A	1,874,402
1,606	W.W. Grainger, Inc.	1,581,782
7,495	Waste Management, Inc.	1,589,240
3,329	Watsco, Inc.	1,582,673
10,061	Westinghouse Air Brake Technologies Corp.	1,706,044
13,797	XPO, Inc.*	1,581,412
12,100	Xylem, Inc.	1,664,113

		134,285,810

Information Technology – 16.6%
4,846	Accenture PLC, Class A (Ireland)	1,657,090
2,958	Adobe, Inc.*	1,699,105
11,643	Advanced Micro Devices, Inc.*	1,729,684
16,489	Akamai Technologies, Inc.*	1,679,240
25,618	Amphenol Corp., Class A	1,727,934
7,500	Analog Devices, Inc.	1,761,300
5,086	ANSYS, Inc.*	1,634,742
7,306	Apple, Inc.	1,673,074
8,379	Applied Materials, Inc.	1,652,842
4,747	Arista Networks, Inc.*	1,677,495
10,951	Atlassian Corp., Class A*	1,813,486
6,551	Autodesk, Inc.*	1,692,778
10,817	Broadcom, Inc.	1,761,224
6,016	Cadence Design Systems, Inc.*	1,617,883
7,322	CDW Corp.	1,652,136
34,013	Cisco Systems, Inc.	1,719,017
19,674	Cloudflare, Inc., Class A*	1,616,022
21,171	Cognizant Technology Solutions Corp., Class A	1,646,469
40,885	Corning, Inc.	1,711,037
6,650	Crowdstrike Holdings, Inc., Class A*	1,843,912
14,194	Datadog, Inc., Class A*	1,650,194
17,242	Dell Technologies, Inc., Class C	1,992,141
14,527	Enphase Energy, Inc.*	1,758,348
15,228	Entegris, Inc.	1,764,468
7,357	EPAM Systems, Inc.*	1,476,991
917	Fair Isaac Corp.*	1,586,658
7,205	First Solar, Inc.*	1,638,201
21,977	Fortinet, Inc.*	1,685,856
3,275	Gartner, Inc.*	1,611,169
62,688	Gen Digital, Inc.	1,658,724
10,064	GoDaddy, Inc., Class A*	1,684,814

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
91,669	Hewlett Packard Enterprise Co.	$1,775,629
47,481	HP, Inc.	1,717,863
3,322	HubSpot, Inc.*	1,657,911
76,932	Intel Corp.	1,695,581
8,222	International Business Machines Corp.	1,661,913
2,489	Intuit, Inc.	1,568,717
15,492	Jabil, Inc.	1,692,966
12,635	Keysight Technologies, Inc.*	1,947,306
2,136	KLA Corp.	1,750,302
1,998	Lam Research Corp.	1,640,378
6,368	Manhattan Associates, Inc.*	1,683,890
26,451	Marvell Technology, Inc.	2,016,624
20,804	Microchip Technology, Inc.	1,709,257
17,254	Micron Technology, Inc.	1,660,525
3,848	Microsoft Corp.	1,605,155
11,890	MicroStrategy, Inc., Class A*	1,574,474
6,750	MongoDB, Inc.*	1,962,833
1,952	Monolithic Power Systems, Inc.	1,824,495
3,780	Motorola Solutions, Inc.	1,670,911
13,134	NetApp, Inc.	1,585,536
32,157	Nutanix, Inc., Class A*	2,032,001
14,994	NVIDIA Corp.	1,789,834
17,642	Okta, Inc.*	1,388,955
22,248	ON Semiconductor Corp.*	1,732,452
12,101	Oracle Corp.	1,709,750
55,067	Palantir Technologies, Inc., Class A*	1,733,509
4,988	Palo Alto Networks, Inc.*	1,809,247
9,105	PTC, Inc.*	1,630,614
28,820	Pure Storage, Inc., Class A*	1,478,178
9,686	QUALCOMM, Inc.	1,697,956
2,973	Roper Technologies, Inc.	1,648,261
6,377	Salesforce, Inc.	1,612,743
16,562	Seagate Technology Holdings PLC	1,648,747
1,953	ServiceNow, Inc.*	1,669,815
15,474	Skyworks Solutions, Inc.	1,695,796
13,010	Snowflake, Inc., Class A*	1,486,132
3,014	Super Micro Computer, Inc.*	1,319,228
3,080	Synopsys, Inc.*	1,600,306
3,777	Teledyne Technologies, Inc.*	1,634,686
13,034	Teradyne, Inc.	1,782,139
8,228	Texas Instruments, Inc.	1,763,590
30,078	Trimble, Inc.*	1,705,122
2,684	Tyler Technologies, Inc.*	1,577,843
8,637	VeriSign, Inc.*	1,588,344
27,000	Western Digital Corp.*	1,770,930
7,250	Workday, Inc., Class A*	1,908,127
4,836	Zebra Technologies Corp., Class A*	1,670,258
27,401	Zoom Video Communications, Inc., Class A*	1,892,861
9,080	Zscaler, Inc.*	1,815,818

		135,669,542

Materials – 5.2%
5,504	Air Products and Chemicals, Inc.	1,534,790
18,940	Albemarle Corp.	1,709,335

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
7,530	Avery Dennison Corp.	$1,670,531
24,351	Ball Corp.	1,553,837
12,147	Celanese Corp.	1,586,398
20,695	CF Industries Holdings, Inc.	1,719,548
29,997	Corteva, Inc.	1,718,828
20,044	CRH PLC	1,819,394
29,273	Dow, Inc.	1,568,447
19,889	DuPont de Nemours, Inc.	1,675,648
6,612	Ecolab, Inc.	1,674,026
38,108	Freeport-McMoRan, Inc.	1,687,422
16,352	International Flavors & Fragrances, Inc.	1,700,445
34,658	International Paper Co.	1,678,140
3,480	Linde PLC	1,664,310
16,062	LyondellBasell Industries NV, Class A	1,585,319
2,834	Martin Marietta Materials, Inc.	1,513,809
32,707	Newmont Corp.	1,746,227
10,450	Nucor Corp.	1,587,460
7,938	Packaging Corp. of America	1,663,329
12,939	PPG Industries, Inc.	1,678,577
5,416	Reliance, Inc.	1,552,496
13,509	RPM International, Inc.	1,570,421
4,520	Sherwin-Williams Co. (The)	1,669,552
12,715	Steel Dynamics, Inc.	1,519,570
6,250	Vulcan Materials Co.	1,532,563

		42,580,422

Real Estate – 5.4%
13,578	Alexandria Real Estate Equities, Inc. REIT	1,623,521
6,807	American Tower Corp. REIT	1,525,176
7,388	AvalonBay Communities, Inc. REIT	1,667,693
14,246	CBRE Group, Inc., Class A*	1,640,284
20,564	CoStar Group, Inc.*	1,589,597
13,743	Crown Castle, Inc. REIT	1,539,491
10,360	Digital Realty Trust, Inc. REIT	1,570,680
1,946	Equinix, Inc. REIT	1,623,665
21,875	Equity Residential REIT	1,638,000
5,521	Essex Property Trust, Inc. REIT	1,666,183
9,459	Extra Space Storage, Inc. REIT	1,674,243
96,388	Host Hotels & Resorts, Inc. REIT	1,706,068
43,205	Invitation Homes, Inc. REIT	1,591,672
14,213	Iron Mountain, Inc. REIT	1,609,764
70,856	Kimco Realty Corp. REIT	1,648,111
10,153	Mid-America Apartment Communities, Inc. REIT	1,648,543
12,578	Prologis, Inc. REIT	1,607,720
4,918	Public Storage REIT	1,690,415
25,283	Realty Income Corp. REIT	1,570,327
7,118	SBA Communications Corp. REIT	1,613,366
9,927	Simon Property Group, Inc. REIT	1,661,283
11,805	Sun Communities, Inc. REIT	1,596,508
26,647	Ventas, Inc. REIT	1,655,045
48,743	VICI Properties, Inc. REIT	1,631,916

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
27,141	W.P. Carey, Inc. REIT	$1,629,003
13,341	Welltower, Inc. REIT	1,609,992
48,713	Weyerhaeuser Co. REIT	1,485,259

		43,713,525

Utilities – 5.7%
27,579	Alliant Energy Corp.	1,607,028
19,192	Ameren Corp.	1,583,532
15,537	American Electric Power Co., Inc.	1,558,050
10,672	American Water Works Co., Inc.	1,527,377
12,046	Atmos Energy Corp.	1,574,894
59,607	CenterPoint Energy, Inc.	1,627,271
23,742	CMS Energy Corp.	1,611,132
15,296	Consolidated Edison, Inc.	1,553,462
8,407	Constellation Energy Corp.	1,653,657
28,059	Dominion Energy, Inc.	1,568,498
12,844	DTE Energy Co.	1,605,757
13,635	Duke Energy Corp.	1,553,708
18,893	Edison International	1,644,258
13,166	Entergy Corp.	1,589,004
26,196	Evergy, Inc.	1,549,231
23,580	Eversource Energy	1,592,357
40,755	Exelon Corp.	1,552,358
36,411	FirstEnergy Corp.	1,599,171
19,851	NextEra Energy, Inc.	1,598,204
49,537	NiSource, Inc.	1,637,693
21,209	NRG Energy, Inc.	1,802,977
85,801	PG&E Corp.	1,690,280
50,505	PPL Corp.	1,611,615
19,601	Public Service Enterprise Group, Inc.	1,582,781
20,000	Sempra	1,643,600
17,747	Southern Co. (The)	1,533,341
20,890	Vistra Corp.	1,784,633
17,533	WEC Energy Group, Inc.	1,631,095
26,407	Xcel Energy, Inc.	1,616,901

		46,683,865

TOTAL COMMON STOCKS (Cost $673,059,353)		815,372,138

Shares	Dividend Rate	Value

Investment Company – 0.2%(a)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,324,362	5.120%	1,324,362
(Cost $1,324,362)

TOTAL INVESTMENTS – 99.9% (Cost $674,383,715)		$816,696,500

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		999,456

NET ASSETS – 100.0%		$817,695,956

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.9%

Communication Services – 13.7%
34,399	Alphabet, Inc., Class A*	$5,620,109
200,747	Endeavor Group Holdings, Inc., Class A(a)	5,516,528
32,274	GCI Liberty, Inc., Class A*(b)	—
109,152	IAC, Inc.*	5,761,043
88,463	Liberty Broadband Corp., Class C*	5,518,322
10,473	Meta Platforms, Inc., Class A	5,459,680
8,337	Netflix, Inc.*	5,847,155
16,499	Spotify Technology SA*	5,657,177

		39,380,014

Consumer Discretionary – 10.3%
69,416	Alibaba Group Holding Ltd. ADR (China)	5,785,129
32,431	Amazon.com, Inc.*	5,788,934
158,612	Caesars Entertainment, Inc.*	5,970,156
2,906	MercadoLibre, Inc. (Brazil)*	5,991,184
61,879	SharkNinja, Inc.	5,929,246

		29,464,649

Consumer Staples – 1.9%
272,287	Albertsons Cos., Inc., Class A	5,342,271

Energy – 3.9%
345,431	Energy Transfer LP	5,561,439
41,125	Hess Corp.	5,677,717

		11,239,156

Financials – 18.3%
52,053	Apollo Global Management, Inc.	6,024,094
12,581	Berkshire Hathaway, Inc., Class B*	5,987,550
2,759	First Citizens BancShares, Inc., Class A	5,602,701
33,631	Fiserv, Inc.*	5,871,973
26,239	JPMorgan Chase & Co.	5,898,527
46,600	KKR & Co., Inc.	5,767,682
11,988	Mastercard, Inc., Class A	5,794,280
23,541	Progressive Corp. (The)	5,937,040
21,125	Visa, Inc., Class A	5,838,316

		52,722,163

Health Care – 12.0%
5,921	Eli Lilly & Co.	5,684,278
73,681	Insmed, Inc.*	5,634,386
46,553	Natera, Inc.*	5,505,358
35,822	Tenet Healthcare Corp.*	5,940,720
306,304	Teva Pharmaceutical Industries Ltd. ADR (Israel)*	5,779,956
9,517	UnitedHealth Group, Inc.	5,616,933

		34,161,631

Industrials – 12.2%
59,292	AerCap Holdings NV (Ireland)	5,776,227
811,254	Alight, Inc., Class A*	6,051,955
29,955	GE Vernova, Inc.*	6,020,955
32,846	General Electric Co.	5,735,569
4,419	TransDigm Group, Inc.	6,068,215

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
76,693	Uber Technologies, Inc.*	$5,608,559

		35,261,480

Information Technology – 23.8%
10,220	Adobe, Inc.*	5,870,470
39,194	Advanced Micro Devices, Inc.*	5,822,661
24,881	Apple, Inc.	5,697,749
34,983	Broadcom, Inc.	5,695,932
163,550	HashiCorp, Inc., Class A*	5,550,887
11,392	HubSpot, Inc.*	5,685,405
13,234	Microsoft Corp.	5,520,431
46,719	NVIDIA Corp.	5,576,847
21,606	Salesforce, Inc.	5,464,157
32,456	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	5,572,695
89,685	Western Digital Corp.*	5,882,439
24,756	Workday, Inc., Class A*	6,515,532

		68,855,205

Materials – 3.8%
66,185	CRH PLC	6,007,612
130,476	United States Steel Corp.	4,946,345

		10,953,957

TOTAL COMMON STOCKS (Cost $242,499,402)		287,380,526

Shares	Dividend Rate	Value

Investment Company – 0.1%(c)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
193,181	5.120%	193,181
(Cost $193,181)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $242,692,583)		287,573,707

Securities Lending Reinvestment Vehicle – 0.4%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,098,925	5.183%	1,098,925
(Cost $1,098,925)

TOTAL INVESTMENTS – 100.4% (Cost $243,791,508)		$288,672,632

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,089,090)

NET ASSETS – 100.0%		$287,583,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.7%

Communication Services – 10.9%
39,479	Alphabet, Inc., Class A	$6,450,079
18,929	Baidu, Inc. ADR (China)*	1,601,772
29,490	Bilibili, Inc. ADR (China)*	424,066
29,784	Bumble, Inc., Class A*	199,851
21,562	Comcast Corp., Class A	853,208
5,860	CTS Eventim AG & Co. KGaA (Germany)	550,699
12,965	DouYu International Holdings Ltd. ADR (China)*(a)	244,261
6,491	Electronic Arts, Inc.	985,464
12,803	Endeavor Group Holdings, Inc., Class A(a)	351,826
27,716	Gree, Inc. (Japan)	85,087
41,029	Hello Group, Inc. ADR (China)	272,433
5,002	IDT Corp., Class B	191,877
110,902	iQIYI, Inc. ADR (China)*	238,439
7,070	Iridium Communications, Inc.	182,406
9,938	JOYY, Inc. ADR (China)	341,768
137,202	Kuaishou Technology (China)*(b)	708,841
7,788	Liberty Media Corp.-Liberty Formula One, Class A*	549,989
31,412	Liberty Media Corp.-Liberty SiriusXM, Class A*	747,920
7,588	Live Nation Entertainment, Inc.*	741,120
7,229	Madison Square Garden Entertainment Corp.*	305,208
1,538	Madison Square Garden Sports Corp.*	321,519
12,488	Match Group, Inc.*	464,678
8,695	Meta Platforms, Inc., Class A	4,532,790
11,904	MIXI, Inc. (Japan)	225,400
13,197	NetEase, Inc. ADR (China)	1,061,567
1,920	Netflix, Inc.*	1,346,592
50,754	Playtika Holding Corp.	384,208
70,590	Rightmove PLC (United Kingdom)	515,446
19,165	ROBLOX Corp., Class A*	843,068
5,395	Scout24 SE (Germany)(b)	412,646
30,986	Sea Ltd. ADR (Singapore)*	2,426,514
56,328	Snap, Inc., Class A*	526,103
3,366	SOOP Co. Ltd. (South Korea)	258,526
6,328	Sphere Entertainment Co.*	294,885
2,871	Spotify Technology SA*	984,408
3,399	Take-Two Interactive Software, Inc.*	549,652
32,141	TELUS Corp. (Canada)	519,169
46,321	Tencent Holdings Ltd. (China)	2,268,425
53,648	Tencent Music Entertainment Group ADR (China)	560,085
5,734	TKO Group Holdings, Inc.	677,931
16,060	Ubisoft Entertainment SA (France)*	305,584
34,025	Vivid Seats, Inc., Class A*	158,216
17,777	Walt Disney Co. (The)	1,606,685
65,223	Warner Bros Discovery, Inc.*	511,348
38,354	Weibo Corp. ADR (China)	286,888
6,137	Ziff Davis, Inc.*	299,915

		38,368,562

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – 14.8%
7,203	Academy Sports & Outdoors, Inc.	$399,622
2,765	adidas AG (Germany)	710,055
5,552	Airbnb, Inc., Class A*	651,305
39,404	Alibaba Group Holding Ltd. ADR (China)	3,283,929
39,188	Amazon.com, Inc.*	6,995,058
54,095	ANTA Sports Products Ltd. (China)	532,600
12,935	Aptiv PLC*	925,241
22,094	Atour Lifestyle Holdings Ltd. ADR (China)	420,228
30,800	Bandai Namco Holdings, Inc. (Japan)	661,458
13,351	BorgWarner, Inc.	454,869
15,193	Caesars Entertainment, Inc.*	571,865
3,094	Carvana Co.*	466,018
15,811	Chewy, Inc., Class A*	451,404
3,776	Columbia Sportswear Co.	304,837
10,390	Continental AG (Germany)	702,463
23,061	Coursera, Inc.*	186,794
3,130	Dick’s Sporting Goods, Inc.	741,685
77,012	D-MARKET Elektronik Hizmetler ve Ticaret AS ADR (Turkey)*	210,243
2,620	Duolingo, Inc.*	556,933
12,297	eBay, Inc.	726,753
6,667	Etsy, Inc.*	367,285
22,055	Everi Holdings, Inc.*	287,818
10,648	Foot Locker, Inc.	331,579
113,356	Ford Motor Co.	1,268,454
27,664	GameStop Corp., Class A*	647,891
29,031	General Motors Co.	1,445,163
7,941	GigaCloud Technology, Inc., Class A (Hong Kong)*	154,373
494	Graham Holdings Co., Class B	392,824
90,685	Honda Motor Co. Ltd. (Japan)	989,030
5,955	Hyundai Motor Co. (South Korea)	1,138,977
307,422	JD Sports Fashion PLC (United Kingdom)	557,359
29,656	JD.com, Inc. ADR (China)	800,712
17,949	Jumia Technologies AG ADR (Germany)*	88,668
12,658	Kia Corp. (South Korea)	1,005,363
13,056	Las Vegas Sands Corp.	509,053
33,324	Li Auto, Inc. ADR (China)*	648,485
184,119	Li Ning Co. Ltd. (China)	346,032
188,466	Lucid Group, Inc.*(a)	757,633
2,877	Lululemon Athletica, Inc.*	746,495
1,392	MercadoLibre, Inc. (Brazil)*	2,869,831
9,699	MGM Resorts International*	364,585
9,958	New Oriental Education & Technology Group, Inc. ADR (China)*	612,218
564,869	Nexteer Automotive Group Ltd. (China)	199,142
14,845	NIKE, Inc., Class B	1,236,885

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
143,807	NIO, Inc. ADR (China)*(a)	$580,980
178,455	Nissan Motor Co. Ltd. (Japan)(a)	521,497
9,336	PDD Holdings, Inc. ADR (China)*	897,283
27,215	Pearson PLC (United Kingdom)	377,703
83,134	Peloton Interactive, Inc., Class A*	387,404
12,054	Penn Entertainment, Inc.*	224,445
22,907	Playtech PLC (United Kingdom)*	195,987
23,475	Prosus NV (China)*	871,260
152,200	Rakuten Group, Inc. (Japan)*	1,080,311
51,433	Rivian Automotive, Inc., Class A*	726,748
57,644	Sabre Corp.*	175,814
46,263	Sharp Corp. (Japan)*	317,221
5,060	Stride, Inc.*	416,640
39,931	TAL Education Group ADR (China)*	321,045
15,650	Tesla, Inc.*	3,350,822
60,123	TI Fluid Systems PLC(b)	104,302
102,351	Toyota Motor Corp. (Japan)	1,939,752
26,591	Udemy, Inc.*	225,226
5,965	Wayfair, Inc., Class A*	253,811
76,069	XPeng, Inc. ADR (China)*	612,355
55,814	Yamaha Motor Co. Ltd. (Japan)	485,672
14,920	Zalando SE (Germany)*(b)	387,111

		52,172,604

Consumer Staples – 0.9%
1,154,548	Alibaba Health Information Technology Ltd. (China)*(a)	445,514
133,155	East Buy Holding Ltd. (China)*(a)(b)	221,914
29,843	Walmart, Inc.	2,304,775

		2,972,203

Energy – 0.9%
538,245	China Suntien Green Energy Corp. Ltd., Class H (China)	227,707
24,032	Enbridge, Inc. (Canada)	966,808
5,272	HD Hyundai Co. Ltd. (South Korea)	319,276
18,595	Oceaneering International, Inc.*	501,879
16,612	TotalEnergies SE (France)	1,143,539

		3,159,209

Financials – 14.5%
22,209	3i Group PLC (United Kingdom)	927,893
646	Adyen NV (Netherlands)*(b)	950,312
19,035	Affirm Holdings, Inc.*	837,730
45,603	Allfunds Group PLC (United Kingdom)	274,095
2,294	Ameriprise Financial, Inc.	1,031,015
11,691	Apollo Global Management, Inc.	1,352,999
4,281	Ares Management Corp., Class A	626,738
34,479	AvidXchange Holdings, Inc.*	278,246
47,131	BGC Group, Inc., Class A	465,654
1,964	BlackRock, Inc.	1,771,155

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
10,433	Blackstone, Inc.	$1,485,242
27,010	Block, Inc.*	1,784,821
18,704	Brookfield Corp. (Canada)	940,437
13,640	Carlyle Group, Inc. (The)	547,373
23,700	CI Financial Corp. (Canada)	306,680
5,708	Coinbase Global, Inc., Class A*	1,046,619
23,484	Corebridge Financial, Inc.	694,187
2,748	Corpay, Inc.*	867,131
6,138	Discover Financial Services	851,402
46,722	Dlocal Ltd. (Uruguay)*(a)	416,760
7,525	DWS Group GmbH & Co. KGaA (Germany)(b)	290,864
4,579	Eurazeo SE (France)	361,384
4,949	Euronet Worldwide, Inc.*	534,047
2,674	Evercore, Inc., Class A	657,109
7,750	Global Payments, Inc.	860,327
5,201	GMO Payment Gateway, Inc. (Japan)	326,587
3,834	Goldman Sachs Group, Inc. (The)(c)	1,956,299
2,589	Hamilton Lane, Inc., Class A	395,703
24,629	Hargreaves Lansdown PLC (United Kingdom)	359,616
6,764	Interactive Brokers Group, Inc., Class A	871,812
26,751	Invesco Ltd.	457,175
3,546	Jack Henry & Associates, Inc.	613,564
5,268	Kaspi.KZ JSC ADR (Kazakhstan)	689,739
13,278	KKR & Co., Inc.	1,643,418
9,523	Lazard, Inc.	477,198
6,089	London Stock Exchange Group PLC (United Kingdom)	820,253
59,303	Marqeta, Inc., Class A*	316,085
5,198	Mastercard, Inc., Class A	2,512,401
45,675	Mirae Asset Securities Co. Ltd. (South Korea)	285,843
12,494	Morgan Stanley	1,294,503
1,995	Morningstar, Inc.	625,971
1,382	MSCI, Inc.	802,375
8,653	Northern Trust Corp.	789,240
103,188	NU Holdings Ltd., Class A (Brazil)*	1,544,724
5,468	Nuvei Corp. (Canada)(b)	182,490
27,689	Pagseguro Digital Ltd., Class A (Brazil)*	306,517
46,872	Payoneer Global, Inc.*	348,259
21,462	PayPal Holdings, Inc.*	1,554,493
30,270	Paysafe Ltd.*	678,048
2,275	PJT Partners, Inc., Class A	280,963
8,635	Plus500 Ltd. (Israel)	294,155
27,467	Repay Holdings Corp.*	232,371
24,298	Robinhood Markets, Inc., Class A*	488,876
14,492	SBI Holdings, Inc. (Japan)	355,121
5,971	Shift4 Payments, Inc., Class A*	496,190
89,111	SoFi Technologies, Inc.*	711,997
9,190	State Street Corp.	800,449

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
33,789	StoneCo Ltd., Class A (Brazil)*	$448,042
3,027	StoneX Group, Inc.*	250,817
22,022	Toast, Inc., Class A*	547,467
81,861	TP ICAP Group PLC (United Kingdom)	261,434
9,868	TPG, Inc.	497,841
4,956	Tradeweb Markets, Inc., Class A	585,997
38,697	UBS Group AG (Switzerland)	1,184,467
8,763	Virtu Financial, Inc., Class A	269,112
9,260	Visa, Inc., Class A	2,559,186
35,453	WisdomTree, Inc.	359,493

		50,636,511

Health Care – 20.9%
19,371	10X Genomics, Inc., Class A*	452,313
285,815	3SBio, Inc. (China)*(b)	222,045
18,165	Abbott Laboratories	2,057,550
11,833	AbbVie, Inc.	2,322,936
30,009	AdaptHealth Corp.*	329,799
67,686	Adaptive Biotechnologies Corp.*	318,124
6,257	Agilent Technologies, Inc.	894,250
72,726	Allogene Therapeutics, Inc.*	191,269
4,936	Amgen, Inc.	1,647,785
12,944	AstraZeneca PLC (United Kingdom)	2,258,127
3,953	Axonics, Inc.*	273,409
19,466	Baxter International, Inc.	738,540
11,342	Beam Therapeutics, Inc.*	302,605
10,416	BioNTech SE ADR (Germany)*	918,899
8,185	Bio-Techne Corp.	605,608
13,406	Boston Scientific Corp.*	1,096,477
28,571	Bristol-Myers Squibb Co.	1,427,121
12,250	Castle Biosciences, Inc.*	363,457
20,709	Chugai Pharmaceutical Co. Ltd. (Japan)	1,050,206
10,725	CompuGroup Medical SE & Co. KgaA (Germany)	185,077
11,097	CRISPR Therapeutics AG (Switzerland)*	529,549
4,106	Danaher Corp.	1,105,787
13,028	Dexcom, Inc.*	903,362
8,695	Dianthus Therapeutics, Inc.*	250,677
18,401	Edwards Lifesciences Corp.*	1,287,334
3,995	Eli Lilly & Co.	3,835,280
65,158	Erasca, Inc.*	188,307
12,497	Exact Sciences Corp.*	770,940
11,893	Fresenius Medical Care AG (Germany)	458,910
12,002	Fulgent Genetics, Inc.*	270,765
4,885	Galapagos NV (Belgium)*(a)	142,642
12,512	GE HealthCare Technologies, Inc.	1,061,268
6,545	Globus Medical, Inc., Class A*	475,821
58,678	GSK PLC	1,277,838
16,510	Guardant Health, Inc.*	422,326
106,981	HUTCHMED China Ltd. (China)*	380,586
12,268	Ideaya Biosciences, Inc.*	484,586
6,762	Illumina, Inc.*	888,527

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
18,097	Immatics NV (Germany)*	$200,696
7,433	Immunocore Holdings PLC ADR (United Kingdom)*	266,696
17,356	Immunome, Inc.*(a)	263,464
3,633	Insulet Corp.*	736,663
18,988	Intellia Therapeutics, Inc.*	426,091
3,680	Intuitive Surgical, Inc.*	1,812,878
4,019	iRhythm Technologies, Inc.*	284,867
14,986	Johnson & Johnson	2,485,578
46,174	Keymed Biosciences, Inc. (China)*(a)(b)	208,660
28,448	Koninklijke Philips NV (Netherlands)*	856,819
1,622	Krystal Biotech, Inc.*	316,485
3,603	Labcorp Holdings, Inc.	828,294
105,428	Lexicon Pharmaceuticals, Inc.*	182,390
42,197	M3, Inc. (Japan)	408,045
48,042	MannKind Corp.*	300,743
30,294	Maravai LifeSciences Holdings, Inc., Class A*	274,161
5,168	Masimo Corp.*	607,343
20,402	Medtronic PLC	1,807,209
16,117	Merck & Co., Inc.	1,909,059
8,234	Mezzion Pharma Co. Ltd. (South Korea)*	198,168
10,533	Moderna, Inc.*	815,254
17,228	Myriad Genetics, Inc.*	488,069
4,702	Natera, Inc.*	556,059
20,410	Novo Nordisk A/S ADR (Denmark)	2,840,256
13,712	Nurix Therapeutics, Inc.*	345,542
32,382	Ono Pharmaceutical Co. Ltd. (Japan)	479,486
18,663	ORIC Pharmaceuticals, Inc.*	193,535
21,650	Pediatrix Medical Group, Inc.*	235,119
52,833	Pfizer, Inc.	1,532,685
12,258	PHC Holdings Corp. (Japan)(a)	96,815
7,176	PROCEPT BioRobotics Corp.*	566,904
12,977	QIAGEN NV*	593,179
1,412	Regeneron Pharmaceuticals, Inc.*	1,672,782
12,047	REGENXBIO, Inc.*	147,214
28,925	ResMed, Inc. CDI	701,027
10,985	REVOLUTION Medicines, Inc.*	468,291
3,835	Revvity, Inc.	469,941
6,394	Roche Holding AG	2,164,367
10,993	Rocket Pharmaceuticals, Inc.*	207,218
49,177	Sana Biotechnology, Inc.*	297,521
12,921	Sanofi SA	1,447,389
3,845	Sarepta Therapeutics, Inc.*	522,074
159	Scilex Holding Co. (Singapore)*	183
23,159	Scilex Holding Co. (Singapore)*(d)	25,008
105,612	Shanghai MicroPort MedBot Group Co. Ltd. (China)*	96,535
23,413	Siemens Healthineers AG (Germany)(b)	1,362,656

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
30,015	Smith & Nephew PLC (United Kingdom)	$461,730
4,129	Stryker Corp.	1,488,174
12,197	Takara Bio, Inc. (Japan)	87,202
10,164	Tandem Diabetes Care, Inc.*	442,134
32,810	Teladoc Health, Inc.*	235,248
2,485	Thermo Fisher Scientific, Inc.	1,528,449
8,756	Tyra Biosciences, Inc.*	199,287
1,023	UFP Technologies, Inc.*	349,078
17,270	Veracyte, Inc.*	544,868
14,793	Verona Pharma PLC ADR (United Kingdom)*	406,512
3,522	Vertex Pharmaceuticals, Inc.*	1,746,525
27,438	Verve Therapeutics, Inc.*	183,835
95,154	Well Health Technologies Corp. (Canada)*	317,709
4,621	Zimmer Biomet Holdings, Inc.	533,541

		73,613,812

Industrials – 8.3%
29,052	ABB Ltd. (Switzerland)	1,665,153
3,670	AeroVironment, Inc.*	747,799
12,896	American Superconductor Corp.*	260,757
4,497	Booz Allen Hamilton Holding Corp.	714,034
1,106	CACI International, Inc., Class A*	539,861
127,407	ChargePoint Holdings, Inc.*(a)	239,525
10,078	CS Wind Corp. (South Korea)	485,850
5,143	CSG Systems International, Inc.	249,538
6,625	Daihen Corp. (Japan)	300,299
55,907	Doosan Enerbility Co. Ltd. (South Korea)*	757,508
402,301	DroneShield Ltd. (Australia)*(a)	361,674
8,491	ExlService Holdings, Inc.*	310,261
36,784	FANUC Corp. (Japan)	1,083,019
9,485	General Electric Co.	1,656,271
794,605	Goldwind Science & Technology Co. Ltd., Class H (China)(a)	460,440
310,136	Grab Holdings Ltd., Class A (Singapore)*	998,638
11,902	Kawasaki Heavy Industries Ltd. (Japan)	421,052
7,855	Korea Aerospace Industries Ltd. (South Korea)	319,292
20,748	Kratos Defense & Security Solutions, Inc.*	475,959
3,329	L3Harris Technologies, Inc.	787,874
3,385	Leidos Holdings, Inc.	536,556
3,185	LG Energy Solution Ltd. (South Korea)*	925,089
3,670	LIG Nex1 Co. Ltd. (South Korea)	535,726
7,206	Liquidity Services, Inc.*	156,875
1,733	Lockheed Martin Corp.	984,517
31,580	Lyft, Inc., Class A*	368,539
10,124	MDA Space Ltd.*	119,062
12,135	MEITEC Group Holdings, Inc. (Japan)	286,530

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
43,865	Mitsubishi Electric Corp. (Japan)	$735,376
3,630	Moog, Inc., Class A	716,562
14,652	Nabtesco Corp. (Japan)	249,408
22,536	NIDEC Corp. (Japan)	920,292
34,483	Nordex SE (Germany)*	550,019
3,481	Parsons Corp.*	332,296
8,535	Proto Labs, Inc.*	261,000
3,832	Rainbow Robotics (South Korea)*	413,937
6,141	RB Global, Inc. (Canada)	528,924
6,876	Shibaura Machine Co. Ltd. (Japan)	174,491
37,036	Shoals Technologies Group, Inc., Class A*	199,624
35,432	Siemens Energy AG (Germany)*	1,021,673
7,573	SS&C Technologies Holdings, Inc.	568,657
33,357	Stratasys Ltd.*	229,163
18,383	Sunrun, Inc.*	377,219
17,562	Symbotic, Inc.*(a)	337,190
10,567	Textron, Inc.	963,710
3,526	Thales SA (France)	593,246
19,470	Uber Technologies, Inc.*	1,423,841
2,471	Verisk Analytics, Inc.	674,138
4,505	WNS Holdings Ltd. (India)*	266,696
21,357	Xometry, Inc., Class A*	419,452
16,798	Yaskawa Electric Corp. (Japan)	556,069

		29,260,681

Information Technology – 26.7%
11,092	ACI Worldwide, Inc.*	558,593
2,592	Adobe, Inc.*	1,488,871
18,630	Advanced Micro Devices, Inc.*	2,767,673
5,423	Akamai Technologies, Inc.*	552,278
4,520	Alarm.com Holdings, Inc.*	269,121
11,508	Alkami Technology, Inc.*	383,677
4,677	Altair Engineering, Inc., Class A*	422,614
14,460	Ambarella, Inc.*	863,262
9,880	Amphenol Corp., Class A	666,406
29,927	Apple, Inc.	6,853,283
2,950	Arista Networks, Inc.*	1,042,471
2,766	ASGN, Inc.*	265,979
129,414	Aurora Innovation, Inc.*	604,363
4,003	Autodesk, Inc.*	1,034,375
2,371	Belden, Inc.	254,361
122,717	BlackBerry Ltd. (Canada)*	288,385
15,350	Broadcom, Inc.	2,499,287
14,286	C3.ai, Inc., Class A*	333,435
7,895	Cafe24 Corp. (South Korea)*	205,376
18,023	Canadian Solar, Inc. (Canada)*	227,630
5,634	Ciena Corp.*	324,800
47,373	Cipher Mining, Inc.*	166,279
30,818	Cisco Systems, Inc.	1,557,542
26,237	Cleanspark, Inc.*	280,474
5,793	Cloudflare, Inc., Class A*	475,837
12,512	Cognex Corp.	505,235
5,872	Coherent Corp.*	457,722
33,245	Core Scientific, Inc.*	343,088

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
12,318	Corning, Inc.	$515,508
3,935	Crowdstrike Holdings, Inc., Class A*	1,091,097
1,962	CyberArk Software Ltd.*	562,584
53,641	Darktrace PLC (United Kingdom)*	412,835
28,287	Dassault Systemes (France)	1,104,648
9,486	Digi International, Inc.*	279,458
9,485	Digital Garage, Inc. (Japan)	190,736
6,553	DocuSign, Inc.*	388,003
5,101	Enphase Energy, Inc.*	617,425
6,939	Exclusive Networks SA (France)*	180,114
21,567	Extreme Networks, Inc.*	339,680
2,100	F5, Inc.*	426,615
440	Fair Isaac Corp.*	761,319
2,543	First Solar, Inc.*	578,202
16,250	Fortinet, Inc.*	1,246,537
21,009	Gen Digital, Inc.	555,898
1,865	Globant SA*	377,178
38,350	Hewlett Packard Enterprise Co.	742,839
29,148	HP, Inc.	1,054,575
895	HubSpot, Inc.*	446,668
16,149	Hut 8 Corp. (Canada)*	163,677
52,695	indie Semiconductor, Inc., Class A (China)*	218,684
29,588	Infineon Technologies AG (Germany)	1,080,782
36,115	Infinera Corp.*	227,163
14,168	Instructure Holdings, Inc.*	331,956
127,849	Intel Corp.	2,817,792
2,734	InterDigital, Inc.	378,823
5,511	International Business Machines Corp.	1,113,938
29,303	Iris Energy Ltd. (Australia)*	231,787
13,238	Juniper Networks, Inc.	514,693
13,084	Kainos Group PLC (United Kingdom)	190,184
2,798	Keyence Corp. (Japan)	1,337,652
5,056	Keysight Technologies, Inc.*	779,231
5,308	Kontron AG (Austria)	99,647
2,954	Macquarie Technology Group Ltd. (Australia)*	169,463
29,627	Marathon Digital Holdings, Inc.*	494,771
13,974	Marvell Technology, Inc.	1,065,378
14,316	MaxLinear, Inc.*	217,317
16,116	Microsoft Corp.	6,722,628
4,158	MicroStrategy, Inc., Class A*	550,602
9,372	nCino, Inc.*	280,785
24,998	NCR Voyix Corp.*	337,223
4,907	Nemetschek SE (Germany)	511,925
11,899	NetScout Systems, Inc.*	255,591
2,347	Nice Ltd. ADR (Israel)*	407,768
117,894	Nokia OYJ ADR (Finland)	525,807
7,895	Northern Data AG (Germany)*(a)	238,137
3,224	Novanta, Inc.*	590,895
61,338	NVIDIA Corp.	7,321,917

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
2,993	NXP Semiconductors NV (China)	$767,285
6,301	Okta, Inc.*	496,078
11,362	OneSpan, Inc.*	183,155
14,946	Open Text Corp. (Canada)	475,582
12,767	Oracle Corp.	1,803,849
2,096	OSI Systems, Inc.*	314,128
25,268	Ouster, Inc.*	179,150
21,550	Pagaya Technologies Ltd., Class A*	324,543
33,160	Palantir Technologies, Inc., Class A*	1,043,877
3,414	Palo Alto Networks, Inc.*	1,238,326
166,599	PAX Global Technology Ltd. (Hong Kong)	96,751
2,289	PTC, Inc.*	409,937
7,292	Q2 Holdings, Inc.*	541,139
2,674	Qorvo, Inc.*	309,890
8,950	QUALCOMM, Inc.	1,568,935
6,532	Rapid7, Inc.*	246,975
41,297	Ribbon Communications, Inc.*	140,823
7,438	RingCentral, Inc., Class A*	247,909
49,361	Riot Platforms, Inc.*	371,688
5,172	Salesforce, Inc.	1,307,999
21,655	Seiko Epson Corp. (Japan)	403,117
9,881	Semtech Corp.*	432,985
21,431	SentinelOne, Inc., Class A*	504,914
1,094	ServiceNow, Inc.*	935,370
14,561	Shopify, Inc., Class A (Canada)*	1,078,533
3,225	Silicon Laboratories, Inc.*	381,743
3,344	Skyworks Solutions, Inc.	366,469
7,020	Snowflake, Inc., Class A*	801,895
62,276	SoundHound AI, Inc., Class A*(a)	304,530
88,779	Spirent Communications PLC (United Kingdom)*	207,337
7,366	Sprout Social, Inc., Class A*	229,083
13,690	STMicroelectronics NV (Singapore)	435,965
914	Super Micro Computer, Inc.*	400,058
2,876	Synaptics, Inc.*	234,164
13,684	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,349,543
3,481	TD SYNNEX Corp.	422,663
7,730	Tenable Holdings, Inc.*	319,094
10,988	Teradyne, Inc.	1,502,389
81,588	Terawulf, Inc.*	355,724
26,837	TomTom NV (Netherlands)*(a)	154,916
834	Tyler Technologies, Inc.*	490,284
50,032	UiPath, Inc., Class A*	644,412
57,975	United Microelectronics Corp. ADR (Taiwan)	508,441
2,501	Zebra Technologies Corp., Class A*	863,795
15,256	Zeta Global Holdings Corp., Class A*	402,911
3,712	Zscaler, Inc.*	742,326

		94,281,232

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – 0.7%
3,177	American Tower Corp. REIT	$711,839
5,086	Digital Realty Trust, Inc. REIT	771,088
1,039	Equinix, Inc. REIT	866,900

		2,349,827

Utilities – 1.1%
13,223	Atlantica Sustainable Infrastructure PLC (Spain)	288,394
22,165	Avangrid, Inc.	791,069
505,113	Beijing Jingneng Clean Energy Co. Ltd., Class H (China)	122,386
15,548	Boralex, Inc., Class A (Canada)	372,275
15,567	Brookfield Renewable Corp., Class A	443,504
17,546	Brookfield Renewable Partners LP (Canada)	430,139
16,844	Central Puerto SA ADR (Argentina)(a)	153,954
40,049	Innergex Renewable Energy, Inc. (Canada)	270,411
58,954	ReNew Energy Global PLC, Class A (India)*	331,321
27,772	SSE PLC (United Kingdom)	688,743

		3,892,196

TOTAL COMMON STOCKS (Cost $287,596,115)		350,706,837

Exchange-Traded Funds – 0.3%
258,422	Greencoat UK Wind PLC/Funds	481,257
292,981	Renewables Infrastructure Group Ltd. (The)	397,372

TOTAL EXCHANGE-TRADED FUNDS (Cost $871,799)		878,629

Units	Description	Expiration Month	Value

Right – 0.0%

Health Care – 0.0%
9,282	AstraZeneca PLC*(e)
(Cost $0)		12/28	28,403

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $288,467,914)			351,613,869

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.3%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
4,640,626	5.183%	$4,640,626
(Cost $4,640,626)

TOTAL INVESTMENTS – 101.3% (Cost $293,108,540)		$356,254,495

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(4,413,117)

NET ASSETS – 100.0%		$351,841,378

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $25,008, which represents approximately 0.0% of net assets as of August 31, 2024. See additional details below:

Security	Date(s) of Purchase	Cost
Scilex Holding Co.	01/09/23	$116,953

(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 6.3%
48,228	Alphabet, Inc., Class A	$7,879,491
40,412	Alphabet, Inc., Class C	6,672,425
59,497	AT&T, Inc.	1,183,990
789	Charter Communications, Inc., Class A*	274,209
32,738	Comcast Corp., Class A	1,295,443
2,697	Electronic Arts, Inc.	409,458
2,454	Fox Corp., Class A	101,522
1,383	Fox Corp., Class B	53,149
3,992	Interpublic Group of Cos., Inc. (The)	130,179
2,415	Match Group, Inc.*	89,862
3,792	News Corp., Class A	107,427
1,209	News Corp., Class B	35,581
2,053	Omnicom Group, Inc.	206,183
5,980	Paramount Global, Class B	62,611
1,709	Take-Two Interactive Software, Inc.*	276,362
4,107	T-Mobile US, Inc.	816,143
35,473	Verizon Communications, Inc.	1,482,062
18,229	Walt Disney Co. (The)	1,647,537
22,908	Warner Bros Discovery, Inc.*	179,599

		22,903,233

Consumer Discretionary – 9.6%
4,369	Airbnb, Inc., Class A*	512,527
93,125	Amazon.com, Inc.*	16,622,813
2,810	Aptiv PLC*	200,999
2,432	Aramark	89,084
2,382	Bath & Body Works, Inc.	73,270
2,029	Best Buy Co., Inc.	203,712
341	Booking Holdings, Inc.	1,333,047
2,416	BorgWarner, Inc.	82,313
1,646	CarMax, Inc.*	139,169
13,823	Chipotle Mexican Grill, Inc.*	775,194
309	Choice Hotels International, Inc.(a)	39,425
265	Deckers Outdoor Corp.*	254,212
619	Dick’s Sporting Goods, Inc.	146,678
5,057	eBay, Inc.	298,869
1,273	Etsy, Inc.*	70,130
1,263	Expedia Group, Inc.*	175,671
39,107	Ford Motor Co.	437,607
2,004	Gap, Inc. (The)	44,950
1,583	Garmin Ltd.	290,148
11,482	General Motors Co.	571,574
316	Grand Canyon Education, Inc.*	45,823
1,565	H&R Block, Inc.	99,080
1,351	Harley-Davidson, Inc.	50,581
1,349	Hasbro, Inc.	91,948
2,481	Hilton Worldwide Holdings, Inc.	544,927
9,916	Home Depot, Inc. (The)	3,654,046
488	Hyatt Hotels Corp., Class A	74,137
1,144	Kohl’s Corp.	22,182
3,834	Las Vegas Sands Corp.	149,488
605	Lear Corp.	70,573
5,758	Lowe’s Cos., Inc.	1,430,863
1,206	Lululemon Athletica, Inc.*	312,921
2,773	Macy’s, Inc.	43,176

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
2,347	Marriott International, Inc., Class A	$550,817
2,436	MGM Resorts International*	91,569
11,855	NIKE, Inc., Class B	987,759
4,392	Norwegian Cruise Line Holdings Ltd.*	78,573
1,544	Penn Entertainment, Inc.*	28,749
204	Penske Automotive Group, Inc.	34,700
559	Polaris, Inc.	47,319
637	PVH Corp.	62,866
3,041	QuantumScape Corp.*	17,668
2,430	Royal Caribbean Cruises Ltd.*	400,027
1,524	Service Corp. International	119,284
11,245	Starbucks Corp.	1,063,440
2,440	Tapestry, Inc.	99,967
11,327	TJX Cos., Inc. (The)	1,328,317
299	TopBuild Corp.*	117,513
1,078	Tractor Supply Co.	288,419
732	Travel + Leisure Co.	32,398
3,634	VF Corp.	66,175
864	Wayfair, Inc., Class A*	36,763
555	Whirlpool Corp.	55,661
1,345	Williams-Sonoma, Inc.	180,674
843	Wyndham Hotels & Resorts, Inc.	66,344
904	YETI Holdings, Inc.*	36,449

		34,742,588

Consumer Staples – 6.3%
4,725	Archer-Daniels-Midland Co.	288,178
1,386	Bunge Global SA	140,513
1,927	Campbell Soup Co.	95,810
1,184	Clorox Co. (The)	187,439
37,361	Coca-Cola Co. (The)	2,707,552
7,871	Colgate-Palmolive Co.	838,261
4,444	Costco Wholesale Corp.	3,965,737
2,392	Estee Lauder Cos., Inc. (The), Class A	219,251
5,575	General Mills, Inc.	403,017
1,437	Hershey Co. (The)	277,428
2,917	Hormel Foods Corp.	94,948
673	Ingredion, Inc.	90,390
2,624	Kellanova	211,521
10,223	Keurig Dr Pepper, Inc.	374,264
3,231	Kimberly-Clark Corp.	467,396
2,532	McCormick & Co., Inc.	202,636
1,755	Molson Coors Beverage Co., Class B	94,717
13,043	Mondelez International, Inc., Class A	936,618
13,214	PepsiCo, Inc.	2,284,436
22,583	Procter & Gamble Co. (The)	3,873,888
4,867	Sysco Corp.	379,480
4,583	Target Corp.	704,041
2,814	Tyson Foods, Inc., Class A	180,968
2,180	US Foods Holding Corp.*	129,078
7,231	Walgreens Boots Alliance, Inc.	66,887
43,387	Walmart, Inc.	3,350,778

		22,565,232

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – 3.5%
2,929	APA Corp.	$83,447
9,084	Baker Hughes Co.	319,484
2,061	Cheniere Energy, Inc.	381,821
15,440	Chevron Corp.	2,284,348
10,517	ConocoPhillips	1,196,729
5,748	Devon Energy Corp.	257,395
40,283	Exxon Mobil Corp.	4,750,977
8,057	Halliburton Co.	250,492
2,492	Hess Corp.	344,046
1,298	HF Sinclair Corp.	63,784
17,591	Kinder Morgan, Inc.	379,438
3,160	Marathon Petroleum Corp.	559,699
5,717	Occidental Petroleum Corp.	325,755
5,218	ONEOK, Inc.	481,935
2,217	Range Resources Corp.	66,244
2,926	Valero Energy Corp.	429,332
10,923	Williams Cos., Inc. (The)	499,946

		12,674,872

Financials – 14.0%
2,135	Affirm Holdings, Inc.*	93,961
6,352	Aflac, Inc.	701,007
2,850	Allstate Corp. (The)	538,479
2,927	Ally Financial, Inc.	126,417
5,447	American Express Co.	1,408,867
7,345	American International Group, Inc.	565,932
1,105	Ameriprise Financial, Inc.	496,631
2,133	Aon PLC, Class A	733,155
3,869	Arch Capital Group Ltd.*	437,545
574	Assurant, Inc.	112,705
605	Assured Guaranty Ltd.	48,448
835	Axis Capital Holdings Ltd.	66,700
74,003	Bank of America Corp.	3,015,622
8,289	Bank of New York Mellon Corp. (The)	565,476
1,600	BlackRock, Inc.	1,442,896
4,927	Blue Owl Capital, Inc.	86,912
697	Brighthouse Financial, Inc.*	31,992
3,598	Capital One Financial Corp.	528,654
1,142	Cboe Global Markets, Inc.	234,567
16,258	Charles Schwab Corp. (The)	1,058,396
20,955	Citigroup, Inc.	1,312,621
3,865	CME Group, Inc.	833,835
2,239	Columbia Banking System, Inc.	56,378
1,434	Comerica, Inc.	81,896
2,684	Discover Financial Services	372,298
3,719	Equitable Holdings, Inc.	158,132
7,379	Fifth Third Bancorp	315,009
5,980	First Horizon Corp.	99,208
5,587	Fiserv, Inc.*	975,490
3,434	Goldman Sachs Group, Inc. (The)(b)	1,752,198
382	Hanover Insurance Group, Inc. (The)	56,150
3,297	Hartford Financial Services Group, Inc. (The)	382,782
15,846	Huntington Bancshares, Inc.	237,215
6,147	Intercontinental Exchange, Inc.	993,048

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
3,905	Invesco Ltd.	$66,736
31,253	JPMorgan Chase & Co.	7,025,674
10,094	KeyCorp	172,204
1,180	Lazard, Inc.	59,130
1,841	Lincoln National Corp.	59,096
838	LPL Financial Holdings, Inc.	187,997
1,779	M&T Bank Corp.	306,184
401	MarketAxess Holdings, Inc.	97,198
5,374	Marsh & McLennan Cos., Inc.	1,222,639
7,945	Mastercard, Inc., Class A	3,840,136
6,499	MetLife, Inc.	503,542
3,086	MGIC Investment Corp.	78,477
1,722	Moody’s Corp.	839,888
12,723	Morgan Stanley	1,318,230
825	MSCI, Inc.	478,987
4,502	Nasdaq, Inc.	324,504
10,036	PayPal Holdings, Inc.*	726,907
807	Pinnacle Financial Partners, Inc.	80,353
4,334	PNC Financial Services Group, Inc. (The)	802,180
2,629	Principal Financial Group, Inc.	214,053
6,349	Progressive Corp. (The)	1,601,218
3,990	Prudential Financial, Inc.	483,428
10,125	Regions Financial Corp.	237,127
726	Reinsurance Group of America, Inc.	160,272
1,352	Rocket Cos., Inc., Class A*	26,567
3,412	S&P Global, Inc.	1,751,175
2,420	SLM Corp.	53,385
10,036	SoFi Technologies, Inc.*	80,188
3,316	State Street Corp.	288,824
4,060	Synchrony Financial	204,056
1,549	Synovus Financial Corp.	71,440
1,256	Tradeweb Markets, Inc., Class A	148,509
2,501	Travelers Cos., Inc. (The)	570,403
14,422	Truist Financial Corp.	641,202
2,133	Unum Group	118,360
17,211	US Bancorp	812,876
15,115	Visa, Inc., Class A	4,177,333
1,053	Voya Financial, Inc.	74,584
3,646	Western Union Co. (The)	44,481
1,114	Willis Towers Watson PLC	325,411

		50,195,576

Health Care – 12.4%
14,486	Abbott Laboratories	1,640,829
14,921	AbbVie, Inc.	2,929,142
2,454	Agilent Technologies, Inc.	350,726
1,019	Alnylam Pharmaceuticals, Inc.*	267,681
4,482	Amgen, Inc.	1,496,226
5,674	Avantor, Inc.*	146,616
4,188	Baxter International, Inc.	158,893
2,436	Becton Dickinson & Co.	590,511
1,188	Biogen, Inc.*	243,255
12,310	Boston Scientific Corp.*	1,006,835
17,137	Bristol-Myers Squibb Co.	855,993
2,073	Cardinal Health, Inc.	233,669
1,548	Cencora, Inc.	370,854
4,501	Centene Corp.*	354,814

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
2,347	Cigna Group (The)	$849,168
12,283	CVS Health Corp.	703,079
5,554	Danaher Corp.	1,495,748
444	DaVita, Inc.*	67,008
1,746	DENTSPLY SIRONA, Inc.	44,156
3,214	Dexcom, Inc.*	222,859
4,995	Edwards Lifesciences Corp.*	349,450
1,958	Elevance Health, Inc.	1,090,391
7,164	Eli Lilly & Co.	6,877,583
1,375	Envista Holdings Corp.*	25,108
2,643	Exelixis, Inc.*	68,797
10,393	Gilead Sciences, Inc.	821,047
219	GRAIL, Inc.*	3,090
1,628	HCA Healthcare, Inc.	644,021
1,096	Henry Schein, Inc.*	77,323
2,027	Hologic, Inc.*	164,673
1,029	Humana, Inc.	364,750
692	IDEXX Laboratories, Inc.*	333,080
1,316	Illumina, Inc.*	172,922
1,528	Incyte Corp.*	100,328
243	Inspire Medical Systems, Inc.*	43,696
2,948	Intuitive Surgical, Inc.*	1,452,273
1,529	IQVIA Holdings, Inc.*	384,620
738	Labcorp Holdings, Inc.	169,659
1,259	McKesson Corp.	706,400
11,294	Medtronic PLC	1,000,423
21,434	Merck & Co., Inc.	2,538,857
2,773	Moderna, Inc.*	214,630
2,148	Organon & Co.	48,008
47,303	Pfizer, Inc.	1,372,260
995	Premier, Inc., Class A	20,268
943	Quest Diagnostics, Inc.	148,023
870	Regeneron Pharmaceuticals, Inc.*	1,030,680
452	Repligen Corp.*	68,220
1,197	ResMed, Inc.	293,289
1,306	Solventum Corp.*	83,728
3,055	Stryker Corp.	1,101,083
396	Teleflex, Inc.	97,087
3,230	Thermo Fisher Scientific, Inc.	1,986,676
561	Ultragenyx Pharmaceutical, Inc.*	31,854
7,745	UnitedHealth Group, Inc.	4,571,099
2,178	Vertex Pharmaceuticals, Inc.*	1,080,048
572	Waters Corp.*	198,112
1,739	Zimmer Biomet Holdings, Inc.	200,785
3,895	Zoetis, Inc.	714,694

		44,677,097

Industrials – 8.7%
5,220	3M Co.	703,082
312	Acuity Brands, Inc.	79,466
1,286	AECOM	128,780
595	AGCO Corp.	54,169
1,304	Alaska Air Group, Inc.*	47,087
6,712	American Airlines Group, Inc.*	71,281
2,183	AMETEK, Inc.	373,402
439	Armstrong World Industries, Inc.	55,648
3,926	Automatic Data Processing, Inc.	1,083,223
210	Avis Budget Group, Inc.	17,218

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
1,294	AZEK Co., Inc. (The)*	$55,163
5,576	Boeing Co. (The)*	968,774
1,275	Booz Allen Hamilton Holding Corp.	202,444
1,280	Broadridge Financial Solutions, Inc.	272,461
1,127	C.H. Robinson Worldwide, Inc.	116,656
457	Carlisle Cos., Inc.	193,677
7,906	Carrier Global Corp.	575,399
4,691	Caterpillar, Inc.	1,670,465
9,232	CNH Industrial NV	95,459
8,547	Copart, Inc.*	452,649
18,732	CSX Corp.	641,946
1,310	Cummins, Inc.	409,833
1,247	Dayforce, Inc.*	71,291
2,453	Deere & Co.	946,220
6,654	Delta Air Lines, Inc.	282,728
3,781	Eaton Corp. PLC	1,160,502
5,418	Emerson Electric Co.	571,003
2,202	FedEx Corp.	657,892
3,455	Fortive Corp.	257,052
1,220	Fortune Brands Innovations, Inc.	96,880
331	FTI Consulting, Inc.*	75,571
2,574	GE Vernova, Inc.*	517,374
10,421	General Electric Co.	1,819,715
6,251	Honeywell International, Inc.	1,299,645
742	IDEX Corp.	153,208
3,962	Ingersoll Rand, Inc.	362,325
785	ITT, Inc.	109,288
1,242	Jacobs Solutions, Inc.	187,393
6,500	Johnson Controls International PLC	473,525
1,141	KBR, Inc.	79,140
1,795	L3Harris Technologies, Inc.	424,823
1,149	Leidos Holdings, Inc.	182,128
319	Lennox International, Inc.	188,271
2,048	Lockheed Martin Corp.	1,163,469
2,132	Masco Corp.	169,622
1,957	MDU Resources Group, Inc.	50,275
543	Nordson Corp.	139,312
1,357	Northrop Grumman Corp.	709,996
1,601	nVent Electric PLC	108,804
632	Oshkosh Corp.	68,199
3,922	Otis Worldwide Corp.	371,374
885	Owens Corning	149,326
1,555	Pentair PLC	137,913
1,362	Quanta Services, Inc.	374,727
1,091	Rockwell Automation, Inc.	296,785
12,756	RTX Corp.	1,573,325
525	Schneider National, Inc., Class B	14,233
1,430	Sensata Technologies Holding PLC	55,127
453	SiteOne Landscape Supply, Inc.*	64,263
6,143	Southwest Airlines Co.	177,656
1,009	Spirit AeroSystems Holdings, Inc., Class A*	35,527
1,496	Stanley Black & Decker, Inc.	153,131
1,929	Textron, Inc.	175,925

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
595	Timken Co. (The)	$50,295
2,161	Trane Technologies PLC	781,547
1,885	TransUnion	182,487
20,085	Uber Technologies, Inc.*	1,468,816
5,788	Union Pacific Corp.	1,482,249
3,380	United Airlines Holdings, Inc.*	148,855
6,877	United Parcel Service, Inc., Class B	884,038
640	United Rentals, Inc.	474,406
1,386	Verisk Analytics, Inc.	378,129
4,278	Waste Management, Inc.	907,107
1,693	Westinghouse Air Brake
	Technologies Corp.	287,082
2,310	Xylem, Inc.	317,694

		31,535,950

Information Technology – 31.7%
6,019	Accenture PLC, Class A (Ireland)	2,058,197
3,694	Adobe, Inc.*	2,121,871
13,116	Advanced Micro Devices, Inc.*	1,948,513
1,298	Akamai Technologies, Inc.*	132,188
4,073	Analog Devices, Inc.	956,503
735	ANSYS, Inc.*	236,244
119,607	Apple, Inc.	27,390,003
6,849	Applied Materials, Inc.	1,351,034
1,756	Autodesk, Inc.*	453,750
37,314	Broadcom, Inc.	6,075,466
2,213	Cadence Design Systems, Inc.*	595,142
1,231	Ciena Corp.*	70,967
454	Cirrus Logic, Inc.*	66,143
34,181	Cisco Systems, Inc.	1,727,508
2,429	Cloudflare, Inc., Class A*	199,518
4,155	Cognizant Technology Solutions Corp., Class A	323,134
6,420	Corning, Inc.	268,677
1,703	DocuSign, Inc.*	100,835
1,189	DoubleVerify Holdings, Inc.*	23,423
2,180	Dropbox, Inc., Class A*	54,805
643	Elastic NV*	48,990
511	F5, Inc.*	103,810
1,000	First Solar, Inc.*	227,370
5,176	Fortinet, Inc.*	397,051
638	Gartner, Inc.*	313,871
4,682	Gen Digital, Inc.	123,886
760	Gitlab, Inc., Class A*	36,024
1,160	GoDaddy, Inc., Class A*	194,196
706	Guidewire Software, Inc.*	105,032
10,876	Hewlett Packard Enterprise Co.	210,668
8,021	HP, Inc.	290,200
34,526	Intel Corp.	760,953
7,436	International Business Machines Corp.	1,503,039
2,238	Intuit, Inc.	1,410,522
2,642	Juniper Networks, Inc.	102,721
1,728	Keysight Technologies, Inc.*	266,319
1,077	Lam Research Corp.	884,228
555	Lumentum Holdings, Inc.*	31,974
7,029	Marvell Technology, Inc.	535,891
8,941	Micron Technology, Inc.	860,482

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
61,189	Microsoft Corp.	$25,524,379
556	MongoDB, Inc.*	161,679
376	Monolithic Power Systems, Inc.	351,440
1,770	NetApp, Inc.	213,674
2,102	Nutanix, Inc., Class A*	132,825
195,677	NVIDIA Corp.	23,357,964
1,274	Okta, Inc.*	100,302
3,631	ON Semiconductor Corp.*	282,746
2,506	Palo Alto Networks, Inc.*	908,976
347	Pegasystems, Inc.	24,595
9,128	QUALCOMM, Inc.	1,600,138
7,659	Salesforce, Inc.	1,936,961
1,668	ServiceNow, Inc.*	1,426,140
1,066	Smartsheet, Inc., Class A*	52,021
1,242	Synopsys, Inc.*	645,318
837	Teradata Corp.*	23,637
1,312	Teradyne, Inc.	179,390
7,430	Texas Instruments, Inc.	1,592,546
354	Tyler Technologies, Inc.*	208,106
1,477	Vontier Corp.	51,739
2,685	Western Digital Corp.*	176,109
1,675	Workday, Inc., Class A*	440,843
507	Zebra Technologies Corp., Class A*	175,108
2,113	Zoom Video Communications, Inc., Class A*	145,966
736	Zscaler, Inc.*	147,185

		114,420,935

Materials – 2.4%
2,116	Air Products and Chemicals, Inc.	590,047
1,122	Albemarle Corp.	101,260
2,475	Alcoa Corp.	79,447
632	AptarGroup, Inc.	96,816
3,006	Ball Corp.	191,813
1,132	Berry Global Group, Inc.	77,949
1,098	Celanese Corp.	143,399
1,873	CF Industries Holdings, Inc.	155,627
4,827	Cleveland-Cliffs, Inc.*	63,041
6,771	Dow, Inc.	362,790
4,011	DuPont de Nemours, Inc.	337,927
1,135	Eastman Chemical Co.	116,190
2,386	Ecolab, Inc.	604,087
1,191	FMC Corp.	76,915
14,107	Freeport-McMoRan, Inc.	624,658
2,888	Graphic Packaging Holding Co.	86,438
2,442	International Flavors & Fragrances, Inc.	253,944
4,737	Linde PLC	2,265,470
611	Louisiana-Pacific Corp.	59,297
2,471	LyondellBasell Industries NV, Class A	243,888
601	Martin Marietta Materials, Inc.	321,030
3,159	Mosaic Co. (The)	90,253
11,066	Newmont Corp.	590,814
2,229	PPG Industries, Inc.	289,168
2,256	Sherwin-Williams Co. (The)	833,299

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
928	Sonoco Products Co.	$52,497

		8,708,064

Real Estate – 2.5%
6,016	American Tower Corp. REIT	1,347,945
1,832	AvalonBay Communities, Inc. REIT	413,537
2,027	Boston Properties, Inc. REIT	152,471
3,924	CBRE Group, Inc., Class A*	451,809
5,223	CoStar Group, Inc.*	403,738
5,591	Crown Castle, Inc. REIT	626,304
4,138	Digital Realty Trust, Inc. REIT	627,362
1,205	Equinix, Inc. REIT	1,005,404
4,818	Equity Residential REIT	360,772
823	Essex Property Trust, Inc. REIT	248,373
3,740	Iron Mountain, Inc. REIT	423,592
613	Jones Lang LaSalle, Inc.*	156,456
7,814	Kimco Realty Corp. REIT	181,754
11,792	Prologis, Inc. REIT	1,507,254
1,386	SBA Communications Corp. REIT	314,151
4,236	UDR, Inc. REIT	188,544
5,160	Ventas, Inc. REIT	320,488
9,460	Weyerhaeuser Co. REIT	288,435
705	Zillow Group, Inc., Class A*	37,668
1,995	Zillow Group, Inc., Class C*	110,324

		9,166,381

Utilities – 2.4%
7,023	AES Corp. (The)	120,304
2,755	Ameren Corp.	227,315
5,419	American Electric Power Co., Inc.	543,417
2,051	American Water Works Co., Inc.	293,539
812	Avangrid, Inc.	28,980
6,636	CenterPoint Energy, Inc.	181,163
3,315	Constellation Energy Corp.	652,061
8,793	Dominion Energy, Inc.	491,529
8,111	Duke Energy Corp.	924,249
3,976	Edison International	346,031
2,227	Entergy Corp.	268,777
3,704	Eversource Energy	250,131
10,458	Exelon Corp.	398,345
21,659	NextEra Energy, Inc.	1,743,766
2,394	NRG Energy, Inc.	203,514
1,189	Pinnacle West Capital Corp.	104,061
7,763	PPL Corp.	247,717
5,231	Public Service Enterprise Group, Inc.	422,403
6,627	Sempra	544,607
3,627	Vistra Corp.	309,855
5,796	Xcel Energy, Inc.	354,889

		8,656,653

TOTAL COMMON STOCKS (Cost $242,532,099)		360,246,581

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
302,378	5.120%	$302,378
(Cost $302,378)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $242,834,477)		360,548,959

Securities Lending Reinvestment Vehicle – 0.0%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
522	5.183%	522
(Cost $522)

TOTAL INVESTMENTS – 99.9% (Cost $242,834,999)		$360,549,481

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		365,188

NET ASSETS – 100.0%		$360,914,669

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NORTH AMERICAN PIPELINES & POWER EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.8%

Energy – 83.9%
19,411	Antero Midstream Corp.	$288,642
1,115	Cheniere Energy Partners LP	54,613
1,976	Cheniere Energy, Inc.	366,074
12,141	Clean Energy Fuels Corp.*	37,516
505	Delek Logistics Partners LP	20,851
1,980	DT Midstream, Inc.	155,608
9,801	Enbridge, Inc. (Canada)	394,294
14,299	Energy Transfer LP	230,214
12,171	EnLink Midstream LLC*	174,776
14,462	Enterprise Products Partners LP	424,315
409	Excelerate Energy, Inc., Class A	7,456
8,878	Gibson Energy, Inc. (Canada)	146,501
277	Global Partners LP	12,487
8,057	Hess Midstream LP, Class A	300,929
8,116	Keyera Corp. (Canada)	243,104
19,493	Kinder Morgan, Inc.	420,464
310	Kinetik Holdings, Inc.	13,714
1,348	MPLX LP	57,802
2,779	New Fortress Energy, Inc.(a)	34,237
5,165	NextDecade Corp.*	24,069
1,502	NGL Energy Partners LP*	6,188
4,352	ONEOK, Inc.	401,951
9,132	Pembina Pipeline Corp. (Canada)	367,855
8,466	Plains All American Pipeline LP	151,880
14,442	Plains GP Holdings LP, Class A*	277,286
4,161	Secure Energy Services, Inc. (Canada)	38,314
630	Sunoco LP	34,127
3,799	Targa Resources Corp.	558,073
8,154	TC Energy Corp. (Canada)	377,646
22,435	Tellurian, Inc.*	20,907
1,464	Western Midstream Partners LP	56,481
8,888	Williams Cos., Inc. (The)	406,804
4,425	World Kinect Corp.	127,396

		6,232,574

Utilities – 15.9%
8,643	AES Corp. (The)	148,055
5,649	AltaGas Ltd. (Canada)	144,688
3,969	Atlantica Sustainable Infrastructure PLC (Spain)	86,564
1,944	Boralex, Inc., Class A (Canada)	46,546
2,216	Brookfield Renewable Corp., Class A	63,134
4,181	Brookfield Renewable Partners LP (Canada)	102,497
4,053	Clearway Energy, Inc., Class C	117,375
3,031	Innergex Renewable Energy, Inc. (Canada)	20,465
574	New Jersey Resources Corp.	26,582
2,427	NextEra Energy Partners LP	60,796
7,150	Northland Power, Inc. (Canada)(a)	109,445
1,357	Ormat Technologies, Inc.	101,137
573	Suburban Propane Partners LP	10,028
6,492	Superior Plus Corp. (Canada)	37,235

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
4,143	UGI Corp.	$103,202

		1,177,749

TOTAL COMMON STOCKS (Cost $6,360,379)		7,410,323

Shares	Dividend Rate	Value

Investment Company – 0.0%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
464	5.120%	464
(Cost $464)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $6,360,843)		7,410,787

Securities Lending Reinvestment Vehicle – 2.0%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
148,789	5.183%	148,789
(Cost $148,789)

TOTAL INVESTMENTS – 101.8% (Cost $6,509,632)		$7,559,576

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(135,260)

NET ASSETS – 100.0%		$7,424,316

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS SMALL CAP CORE EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 98.3%

Communication Services – 0.7%
3,245	Nexstar Media Group, Inc.	$554,506

Consumer Discretionary – 11.0%
7,088	Boot Barn Holdings, Inc.*	950,997
13,459	Boyd Gaming Corp.	807,809
8,077	Cava Group, Inc.*	921,101
8,179	Crocs, Inc.*	1,195,525
2,707	Installed Building Products, Inc.	601,793
4,873	M/I Homes, Inc.*	776,610
8,719	Meritage Homes Corp.	1,726,972
5,112	Ollie’s Bargain Outlet Holdings, Inc.*	457,831
3,067	Patrick Industries, Inc.	396,318
7,327	Shake Shack, Inc., Class A*	728,377

		8,563,333

Consumer Staples – 1.4%
14,609	Simply Good Foods Co. (The)*	461,498
35,758	Utz Brands, Inc.	603,953

		1,065,451

Energy – 5.5%
5,175	Chord Energy Corp.	768,125
13,881	Kodiak Gas Services, Inc.	385,198
18,153	Murphy Oil Corp.	676,744
15,448	Noble Corp. PLC	589,341
44,896	Patterson-UTI Energy, Inc.	413,492
10,274	PBF Energy, Inc., Class A	349,933
23,318	SM Energy Co.	1,064,000

		4,246,833

Financials – 17.0%
15,448	Ameris Bancorp	952,060
12,263	Banner Corp.	730,507
15,867	First Merchants Corp.	618,813
3,245	FirstCash Holdings, Inc.	389,692
14,360	Glacier Bancorp, Inc.	679,228
5,893	Hamilton Lane, Inc., Class A	900,686
8,954	Kemper Corp.	559,715
10,694	Mr Cooper Group, Inc.*	1,003,204
28,726	NMI Holdings, Inc., Class A*	1,179,777
19,953	Pacific Premier Bancorp, Inc.	512,792
6,013	PennyMac Financial Services, Inc.	649,404
49,337	Perella Weinberg Partners	964,538
5,594	Pinnacle Financial Partners, Inc.	556,995
4,381	Piper Sandler Cos.	1,194,699
5,052	PJT Partners, Inc., Class A	623,922
23,018	Skyward Specialty Insurance Group, Inc.*	940,746
8,660	Stifel Financial Corp.	763,292

		13,220,070

Health Care – 16.3%
10,756	Acadia Healthcare Co., Inc.*	881,239
27,463	Alkermes PLC*	781,322
7,690	Catalent, Inc.*	468,782
10,034	Cytokinetics, Inc.*	572,741
24,900	Dynavax Technologies Corp.*	279,378
18,993	Evolent Health, Inc., Class A*	607,396

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
21,159	Halozyme Therapeutics, Inc.*	$1,351,002
12,203	Immunovant, Inc.*	377,073
5,852	Integer Holdings Corp.*	761,170
6,730	iRhythm Technologies, Inc.*	477,022
5,517	Lantheus Holdings, Inc.*	587,395
2,289	Medpace Holdings, Inc.*	813,213
10,694	Merit Medical Systems, Inc.*	1,033,896
34,498	NeoGenomics, Inc.*	569,907
18,984	Pennant Group, Inc. (The)*	650,392
11,046	REVOLUTION Medicines, Inc.*	470,891
16,644	Surgery Partners, Inc.*	531,776
4,441	TransMedics Group, Inc.*	746,354
25,181	Waystar Holding Corp.*	685,427

		12,646,376

Industrials – 18.8%
11,902	Arcosa, Inc.	1,088,914
25,122	Core & Main, Inc., Class A*	1,206,610
7,028	Crane Co.	1,113,095
19,053	Federal Signal Corp.	1,800,318
8,660	Franklin Electric Co., Inc.	899,427
58,176	Gates Industrial Corp. PLC*	1,056,476
6,072	ICF International, Inc.	1,006,495
23,018	Kratos Defense & Security Solutions, Inc.*	528,033
5,899	Loar Holdings, Inc.*(a)	437,470
7,870	Moog, Inc., Class A	1,553,538
5,474	MYR Group, Inc.*	551,779
1,930	Saia, Inc.*	725,352
10,214	SPX Technologies, Inc.*	1,666,312
5,414	Standex International Corp.	967,211

		14,601,030

Information Technology – 16.6%
16,166	Alkami Technology, Inc.*	538,975
23,378	Allegro MicroSystems, Inc. (Japan)*	573,462
7,566	ASGN, Inc.*	727,546
9,861	Axcelis Technologies, Inc.*	1,078,103
5,414	Badger Meter, Inc.	1,120,373
21,698	Clearwater Analytics Holdings, Inc., Class A*	537,676
15,147	Cohu, Inc.*	407,606
3,485	CyberArk Software Ltd.*	999,289
13,579	DigitalOcean Holdings, Inc.*	508,262
4,321	Impinj, Inc.*	726,360
33,293	Knowles Corp.*	614,256
9,429	MACOM Technology Solutions Holdings, Inc.*	1,029,930
13,427	Onestream, Inc.*	416,237
15,028	Semtech Corp.*	658,527
12,384	Smartsheet, Inc., Class A*	604,339
4,684	SPS Commerce, Inc.*	935,582
19,711	Tenable Holdings, Inc.*	813,670
15,748	Vertex, Inc., Class A*	609,290

		12,899,483

Materials – 7.4%
9,855	Ashland, Inc.	882,022

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP CORE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
14,550	ATI, Inc.*	$929,454
22,116	Avient Corp.	1,086,559
40,128	Constellium SE*	672,947
21,219	Graphic Packaging Holding Co.	635,085
9,855	HB Fuller Co.	844,179
9,190	Knife River Corp.*	724,815

		5,775,061

Real Estate – 2.8%
55,709	RLJ Lodging Trust REIT	529,236
11,583	SITE Centers Corp. REIT	699,034
13,535	Terreno Realty Corp. REIT	934,456

		2,162,726

Utilities – 0.8%
8,386	ONE Gas, Inc.	578,131

TOTAL COMMON STOCKS (Cost $68,703,465)		76,313,000

Shares	Dividend Rate	Value

Investment Company – 1.7%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,331,782	5.120%	1,331,782
(Cost $1,331,782)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $70,035,247)		77,644,782

Securities Lending Reinvestment Vehicle – 0.5%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
423,919	5.183%	423,919
(Cost $423,919)

TOTAL INVESTMENTS – 100.5% (Cost $70,459,166)		$78,068,701

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(410,116)

NET ASSETS – 100.0%		$77,658,585

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities August 31, 2024

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $11,797,047, $671,954,550, $242,499,402 and $287,457,288, respectively)(a)	$12,512,919	$813,726,582	$287,380,526	$349,657,570
Investments in affiliated issuers, at value (cost $43,875, $2,429,165, $193,181 and $1,010,626, respectively)	43,875	2,969,918	193,181	1,956,299
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	61,422	—	1,098,925	4,640,626
Foreign Currency, at value (cost $23, $–, $– and $116,515, respectively)	23	—	—	117,456
Receivables:
Dividends	29,456	1,058,619	115,336	166,713
Foreign tax reclaims	9,720	—	634	116,255
Securities lending income	257	—	91	15,910

Total assets	12,657,672	817,755,119	288,788,693	356,670,829

Liabilities:
Payables:
Payable upon return of securities loaned	61,422	—	1,098,925	4,640,626
Foreign capital gains taxes	11,598	—	—	—
Management fees	4,651	59,163	106,226	144,707
Investments purchased	3	—	—	19
Due to custodian	—	—	—	44,099

Total liabilities	77,674	59,163	1,205,151	4,829,451

Net Assets:
Paid-in capital	12,897,747	756,256,244	318,426,457	374,122,373
Total distributable earnings (loss)	(317,749)	61,439,712	(30,842,915)	(22,280,995)

NET ASSETS	$12,579,998	$817,695,956	$287,583,542	$351,841,378

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	350,000	10,750,000	2,475,000	5,950,000

Net asset value per share:	$35.94	$76.06	$116.20	$59.13

(a)

Includes loaned securities having a market value of $57,605, $–, $1,068,972 and $4,179,451 for Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF and Innovate Equity ETF, respectively.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities (continued) August 31, 2024

	JUST U.S. Large Cap Equity ETF	North American Pipelines & Power Equity ETF	Small Cap Core Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $241,520,430, $6,360,379 and $68,703,465, respectively)(a)	$358,494,383	$7,410,323	$76,313,000
Investments in affiliated issuers, at value (cost $1,314,047, $464 and $1,331,782, respectively)	2,054,576	464	1,331,782
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	522	148,789	423,919
Receivables:
Investments sold	2,010,904	—	—
Dividends	430,695	10,253	36,292
Securities lending income	122	276	180
Foreign tax reclaims	—	6,468	—
Fund shares sold	—	—	1,316,247

Total assets	362,991,202	7,576,573	79,421,420

Liabilities:
Payables:
Fund shares redeemed	2,016,283	—	—
Management fees	59,728	3,349	45,036
Payable upon return of securities loaned	522	148,789	423,919
Investments purchased	—	10	1,293,880
Foreign bank overdraft (cost $–, $107 and $–, respectively)	—	109	—

Total liabilities	2,076,533	152,257	1,762,835

Net Assets:
Paid-in capital	259,275,375	6,360,110	70,481,458
Total distributable earnings	101,639,294	1,064,206	7,177,127

NET ASSETS	$360,914,669	$7,424,316	$77,658,585

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	4,475,000	150,000	1,475,000

Net asset value per share:	$80.65	$49.50	$52.65

(a)

Includes loaned securities having a market value of $510, $139,356 and $417,224 for JUST U.S. Large Cap Equity ETF, North American Pipelines & Power Equity ETF and Small Cap Core Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EQUITY ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2024

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $26,114, $61, $10,314 and $222,820, respectively)	$320,671	$10,589,185	$1,523,713	$3,768,165

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	1,540	219,911	684,617	493,931

Dividends — affiliated issuers	1,485	67,115	12,565	74,298

Total Investment Income	323,696	10,876,211	2,220,895	4,336,394

Expenses:

Management fees	32,371	514,528	816,791	1,691,502

Trustee fees	17,266	25,052	23,187	23,966

Total expenses	49,637	539,580	839,978	1,715,468

Less — expense reductions	(53)	(1,188)	(431)	(859)

Net expenses	49,584	538,392	839,547	1,714,609

NET INVESTMENT INCOME	274,112	10,337,819	1,381,348	2,621,785

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(883,068)	(11,237,676)	(10,431,175)	(7,433,239)

Investments — affiliated issuers	—	9,782	—	25,791

In-kind redemptions — affiliated issuers	—	26,460	—	186,343

In-kind redemptions — unaffiliated issuers	—	18,482,877	34,393,897	23,123,711

Foreign currency transactions	(4,474)	—	—	(32,551)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $11,663, $–, $– and $–, respectively)	1,556,903	111,841,608	24,120,114	47,080,151

Investments — affiliated issuers	—	528,926	—	612,783

Foreign currency translations	224	—	—	5,025

Net realized and unrealized gain	669,585	119,651,977	48,082,836	63,568,014

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$943,697	$129,989,796	$49,464,184	$66,189,799

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2024

	JUST U.S. Large Cap Equity ETF	North American Pipelines & Power Equity ETF	Small Cap Core Equity ETF*

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $32, $20,216 and $–, respectively)	$4,719,986	$235,136	$228,816

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	67,299	1,288	774

Dividends — affiliated issuers	55,508	531	15,352

Total Investment Income	4,842,793	236,955	244,942

Expenses:

Management fees	617,306	35,353	190,567

Trustee fees	23,834	6,160	13,966

Total expenses	641,140	41,513	204,533

Less — expense reductions	(583)	(19)	(13,313)

Net expenses	640,557	41,494	191,220

NET INVESTMENT INCOME	4,202,236	195,461	53,722

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(2,606,290)	(35,626)	(443,336)

Investments — affiliated issuers	(659)	—	—

In-kind redemptions — affiliated issuers	44,020	—	—

In-kind redemptions — unaffiliated issuers	14,939,030	699,741	887,280

Foreign currency transactions	67	(1,434)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	62,324,635	982,673	7,609,535

Investments — affiliated issuers	587,345	—	—

Foreign currency translations	—	150	—

Net realized and unrealized gain	75,288,148	1,645,504	8,053,479

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,490,384	$1,840,965	$8,107,201

*	For the period October 3, 2023 (commencement of operations) through August 31, 2024.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets

	Bloomberg Clean Energy Equity ETF		Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$274,112	$135,628	$10,337,819	$8,897,951

Net realized gain (loss)	(887,542)	(171,937)	7,281,443	(10,010,104)

Net change in unrealized gain (loss)	1,557,127	(835,719)	112,370,534	42,567,681

Net increase (decrease) in net assets resulting from operations	943,697	(872,028)	129,989,796	41,455,528

Distributions to shareholders:

From distributable earnings	(253,897)	(123,162)	(9,660,633)	(9,019,245)

From share transactions:

Proceeds from sales of shares	3,130,454	1,839,938	295,567,457	49,832,589

Cost of shares redeemed	–	–	(60,734,754)	(233,144,465)

Net increase (decrease) in net assets resulting from share transactions	3,130,454	1,839,938	234,832,703	(183,311,876)

TOTAL INCREASE (DECREASE)	3,820,254	844,748	355,161,866	(150,875,593)

Net Assets:

Beginning of year	$8,759,744	$7,914,996	$462,534,090	$613,409,683

End of year	$12,579,998	$8,759,744	$817,695,956	$462,534,090

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	Hedge Industry VIP ETF		Innovate Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$1,381,348	$301,855	$2,621,785	$3,125,527

Net realized gain (loss)	23,962,722	(3,910,875)	15,870,055	(30,757,664)

Net change in unrealized gain	24,120,114	23,892,864	47,697,959	67,510,637

Net increase in net assets resulting from operations	49,464,184	20,283,844	66,189,799	39,878,500

Distributions to shareholders:

From distributable earnings	(1,204,174)	(20,653)	(3,615,832)	(558,596)

From share transactions:

Proceeds from sales of shares	244,704,861	62,131,240	18,893,627	33,362,172

Cost of shares redeemed	(147,544,852)	(85,315,250)	(65,701,777)	(64,136,814)

Net increase (decrease) in net assets resulting from share transactions	97,160,009	(23,184,010)	(46,808,150)	(30,774,642)

TOTAL INCREASE (DECREASE)	145,420,019	(2,920,819)	15,765,817	8,545,262

Net Assets:

Beginning of year	$142,163,523	$145,084,342	$336,075,561	$327,530,299

End of year	$287,583,542	$142,163,523	$351,841,378	$336,075,561

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	JUST U.S. Large Cap Equity ETF		North American Pipelines & Power Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Period July 11, 2023* to August 31, 2023

From operations:

Net investment income	$4,202,236	$4,104,956	$195,461	$26,198

Net realized gain (loss)	12,376,168	8,236,712	662,681	(3,319)

Net change in unrealized gain	62,911,980	25,647,603	982,823	67,238

Net increase in net assets resulting from operations	79,490,384	37,989,271	1,840,965	90,117

Distributions to shareholders:

From distributable earnings	(4,197,696)	(4,101,726)	(183,437)	–

From return of capital	–	–	(63,029)	–

Total distributions to shareholders	(4,197,696)	(4,101,726)	(246,466)	–

From share transactions:

Proceeds from sales of shares	46,501,015	15,631,778	6,334,259	8,096,206

Cost of shares redeemed	(38,625,587)	(41,200,389)	(8,690,765)	–

Net increase (decrease) in net assets resulting from share transactions	7,875,428	(25,568,611)	(2,356,506)	8,096,206

TOTAL INCREASE (DECREASE)	83,168,116	8,318,934	(762,007)	8,186,323

Net Assets:

Beginning of period	$277,746,553	$269,427,619	$8,186,323	$–

End of period	$360,914,669	$277,746,553	$7,424,316	$8,186,323

*	Commencement of operations.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

Small Cap Core Equity ETF
For the Period October 3, 2023* to August 31, 2024

From operations:

Net investment income	$53,722

Net realized gain	443,944

Net change in unrealized gain	7,609,535

Net increase in net assets resulting from operations	8,107,201

Distributions to shareholders:

From distributable earnings	(44,301)

From share transactions:

Proceeds from sales of shares	74,294,488

Cost of shares redeemed	(4,698,803)

Net increase in net assets resulting from share transactions	69,595,685

TOTAL INCREASE	77,658,585

Net Assets:

Beginning of period	$–

End of period	$77,658,585

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BLOOMBERG CLEAN ENERGY EQUITY ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Bloomberg Clean Energy Equity ETF

	For the Fiscal Year Ended August 31,		For the Period February 8, 2022* to August 31, 2022
	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$35.04	$39.57	$39.60

Net investment income(a)	0.83	0.58	0.32

Net realized and unrealized gain (loss)	0.80	(4.56)	(0.15)

Total from investment operations	1.63	(3.98)	0.17

Distributions to shareholders from net investment income	(0.73)	(0.55)	(0.20)

Net asset value, end of period	$35.94	$35.04	$39.57

Market price, end of period	$35.93	$35.22	$39.52

Total Return at Net Asset Value(b)	4.79%	(10.11)%	0.45%

Net assets, end of period (in 000’s)	$12,580	$8,760	$7,915

Ratio of net expenses to average net assets	0.45%	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	2.50%	1.56%	1.43	%(c)

Portfolio turnover rate(d)	52%	23%	19%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$62.93	$58.98	$70.00	$50.86	$46.30

Net investment income(a)	1.18	1.03	0.94	0.85	0.93

Net realized and unrealized gain (loss)	13.09	3.94	(10.98)	19.09	4.52

Total from investment operations	14.27	4.97	(10.04)	19.94	5.45

Distributions to shareholders from net investment income	(1.14)	(1.02)	(0.98)	(0.80)	(0.89)

Net asset value, end of year	$76.06	$62.93	$58.98	$70.00	$50.86

Market price, end of year	$76.06	$62.93	$58.99	$69.99	$50.95

Total Return at Net Asset Value(b)	22.93%	8.58%	(14.48)%	39.56%	12.08%

Net assets, end of year (in 000’s)	$817,696	$462,534	$613,410	$857,504	$320,433

Ratio of net expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.72%	1.72%	1.43%	1.39%	1.98%

Portfolio turnover rate(c)	39%	44%	47%	43%	48%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022		2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$88.85	$75.37	$103.18		$79.37	$56.86

Net investment income (loss)(a)	0.76	0.17	(0.04	)(b)	(0.07)	0.16	(c)

Net realized and unrealized gain (loss)	27.33	13.32	(27.77)		23.88	22.59

Total from investment operations	28.09	13.49	(27.81)		23.81	22.75

Distributions to shareholders from net investment income	(0.74)	(0.01)	–		– (d)	(0.24)

Distributions to shareholders from return of capital	–	–	–		–	–	(d)

Total distributions	(0.74)	(0.01)	–		– (d)	(0.24)

Net asset value, end of year	$116.20	$88.85	$75.37		$103.18	$79.37

Market price, end of year	$116.03	$88.90	$75.47		$103.21	$79.50

Total Return at Net Asset Value(e)	31.79%	17.90%	(26.95)%		30.00%	40.07%

Net assets, end of year (in 000’s)	$287,584	$142,164	$145,084		$221,834	$115,085

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%		0.45%	0.45%

Ratio of net investment income (loss) to average net assets	0.74%	0.23%	(0.05	)%(b)	(0.08)%	0.26	%(c)

Portfolio turnover rate(f)	144%	120%	117%		136%	124%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.05% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.11% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Innovate Equity ETF

	For the Fiscal Year Ended August 31,			For the Period November 6, 2020* to August 31, 2021
	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of period	$49.42	$43.67	$63.23	$50.03

Net investment income(a)	0.40	0.43	0.33	0.24

Net realized and unrealized gain (loss)	9.84	5.39	(19.43)	13.15

Total from investment operations	10.24	5.82	(19.10)	13.39

Distributions to shareholders from net investment income	(0.53)	(0.07)	(0.46)	(0.19)

Net asset value, end of period	$59.13	$49.42	$43.67	$63.23

Market price, end of period	$59.14	$49.42	$43.62	$63.34

Total Return at Net Asset Value(b)	20.86%	13.38%	(30.35)%	26.80%

Net assets, end of period (in 000’s)	$351,841	$336,076	$327,530	$493,184

Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(c)

Ratio of net investment income to average net assets	0.76%	0.97%	0.62%	0.50	%(c)

Portfolio turnover rate(d)	33%	45%	38%	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31,

	2024	2023	2022	2021	2020

Per Share Operating Performance:

Net asset value, beginning of year	$64.22	$56.72	$65.65	$50.92	$42.04

Net investment income(a)	0.93	0.89	0.82	0.74	0.74

Net realized and unrealized gain (loss)	16.43	7.49	(8.97)	14.70	8.90

Total from investment operations	17.36	8.38	(8.15)	15.44	9.64

Distributions to shareholders from net investment income	(0.93)	(0.88)	(0.78)	(0.71)	(0.76)

Net asset value, end of year	$80.65	$64.22	$56.72	$65.65	$50.92

Market price, end of year	$80.67	$64.27	$56.84	$65.68	$50.88

Total Return at Net Asset Value(b)	27.27%	15.00%	(12.53)%	30.61%	23.29%

Net assets, end of year (in 000’s)	$360,915	$277,747	$269,428	$264,240	$152,754

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%

Ratio of net investment income to average net assets	1.31%	1.52%	1.31%	1.29%	1.69%

Portfolio turnover rate(c)	9%	9%	12%	11%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS NORTH AMERICAN PIPELINES & POWER EQUITY ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	North American Pipelines & Power Equity ETF

	For the Fiscal Year Ended August 31, 2024	For the Period July 11, 2023* to August 31, 2023

Per Share Operating Performance:

Net asset value, beginning of period	$40.93	$40.46

Net investment income(a)	1.11	0.13

Net realized and unrealized gain	9.05	0.34

Total from investment operations	10.16	0.47

Distributions to shareholders from net investment income	(1.18)	–

Distributions to shareholders from return of capital	(0.41)	–

Total distributions	(1.59)	–

Net asset value, end of period	$49.50	$40.93

Market price, end of period	$49.49	$40.96

Total Return at Net Asset Value(b)	25.44%	1.16%

Net assets, end of period (in 000’s)	$7,424	$8,186

Ratio of net expenses to average net assets	0.55%	0.55	%(c)

Ratio of net investment income to average net assets	2.59%	2.25	%(c)

Portfolio turnover rate(d)	74%	–%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS SMALL CAP CORE EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout The Period

	Small Cap Core Equity ETF

	For the Period October 3, 2023* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$39.36

Net investment income(a)	0.09

Net realized and unrealized gain	13.30

Total from investment operations	13.39

Distributions to shareholders from net investment income	(0.10)

Net asset value, end of period	$52.65

Market price, end of period	$52.64

Total Return at Net Asset Value(b)	34.05%

Net assets, end of period (in 000’s)	$77,659

Ratio of net expenses to average net assets	0.75	%(c)

Ratio of total expenses to average net assets	0.80	%(c)

Ratio of net investment income to average net assets	0.21	%(c)

Portfolio turnover rate(d)	41%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements August 31, 2024

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Bloomberg Clean Energy Equity ETF	Diversified

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Diversified

Goldman Sachs Hedge Industry VIP ETF	Diversified

Goldman Sachs Innovate Equity ETF	Diversified

Goldman Sachs JUST U.S. Large Cap Equity ETF	Diversified

Goldman Sachs North American Pipelines & Power Equity ETF	Non-diversified

Goldman Sachs Small Cap Core Equity ETF(a)	Non-diversified

(a) Commenced operations on October 3, 2023.

The investment objective of each Fund (except Small Cap Core Equity ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective index.The Small Cap Core Equity ETF seeks long-term growth of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF and Small Cap Core Equity ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF and North American Pipelines & Power Equity ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

45

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly with respect to Equal Weight U.S. Large Cap Equity ETF, JUST U.S. Large Cap Equity ETF, North American Pipelines & Power Equity ETF and Small Cap Core Equity ETF, semi-annually with respect to Bloomberg Clean Energy Equity ETF, and annually for Hedge Industry VIP ETF and Innovate Equity ETF. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Return of Capital Estimates — Distributions received from the North American Pipelines & Power Equity ETF’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure

46

GOLDMAN SACHS EQUITY ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of

47

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2024:

Bloomberg Clean Energy Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,383,637	$3,789	$—

Europe	3,466,942	—	—

North America	6,422,555	—	—

South America	180,286	55,710	—

Investment Company	43,875	—	—

Securities Lending Reinvestment Vehicle	61,422	—	—

Total	$12,558,717	$59,499	$—

Equal Weight U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$1,657,090	$—	$—

North America	813,715,048	—	—

Investment Company	1,324,362	—	—

Total	$816,696,500	$—	$—

Hedge Industry VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$17,137,780	$—	$—

Europe	5,776,227	—	—

North America	258,475,335	—	—

South America	5,991,184	—	—

Investment Company	193,181	—	—

Securities Lending Reinvestment Vehicle	1,098,925	—	—

Total	$288,672,632	$—	$—

48

GOLDMAN SACHS EQUITY ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Innovate Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$53,292,762	$25,008	$—

Europe	31,779,707	—	—

North America	258,405,581	701,027	28,403

Oceania	762,924	—	—

South America	5,739,828	—	—

Exchange-Traded Fund	878,629	—	—

Securities Lending Reinvestment Vehicle	4,640,626	—	—

Total	$355,500,057	$726,035	$28,403

JUST U.S. Large Cap Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$2,058,197	$—	$—

North America	358,188,384	—	—

Investment Company	302,378	—	—

Securities Lending Reinvestment Vehicle	522	—	—

Total	$360,549,481	$—	$—

North American Pipelines & Power Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$86,564	$—	$—

North America	7,323,759	—	—

Investment Company	464	—	—

Securities Lending Reinvestment Vehicle	148,789	—	—

Total	$7,559,576	$—	$—

Small Cap Core Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$573,462	$—	$—

North America	75,739,538	—	—

Investment Company	1,331,782	—	—

Securities Lending Reinvestment Vehicle	423,919	—	—

Total	$78,068,701	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

49

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2024, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Unitary Management Fee

Bloomberg Clean Energy Equity ETF	0.45%

Equal Weight U.S. Large Cap Equity ETF	0.09%

Hedge Industry VIP ETF	0.45%

Innovate Equity ETF	0.50%

JUST U.S. Large Cap Equity ETF	0.20%

North American Pipelines & Power Equity ETF	0.55%

Small Cap Core Equity ETF	0.80%*

*	The net effective management fee for the period October 3, 2023 (commencement of operations) through August 31, 2024 was 0.75%.

The Investment Adviser has agreed to waive a portion of its management fee for Small Cap Core Equity ETF in order to achieve a net management fee rate of 0.75% as an annual percentage for the Fund’s average daily net assets. This arrangement will remain in effect through at least December 29, 2024, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. During the period ended August 31, 2024, the Small Cap Core Equity ETF waived $12,783 in management fees.

The Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF, North American Pipelines & Power Equity ETF and Small Cap Core Equity ETF invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the year ended August 31, 2024, the management fee waived by GSAM for each Fund was as follows:

50

GOLDMAN SACHS EQUITY ETFS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Management Fee Waived

Bloomberg Clean Energy Equity ETF	$53

Equal Weight U.S. Large Cap Equity ETF	1,188

Hedge Industry VIP ETF	431

Innovate Equity ETF	859

JUST U.S. Large Cap Equity ETF	583

North American Pipelines & Power Equity ETF	19

Small Cap Core Equity ETF	530

B. Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc. and Goldman Sachs Financial Square Treasury Obligations Fund for the fiscal year ended August 31, 2024:

Bloomberg Clean Energy Equity ETF
Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$816,940	$(773,065)	$–	$–	$43,875	43,875	$1,485	$–

Equal Weight U.S. Large Cap Equity ETF
Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$14,686,072	$(13,361,710)	$–	$–	$1,324,362	1,324,362	$32,360	$–

Goldman Sachs Group, Inc. (The)

	888,422	702,506	(510,540)	36,242	528,926	1,645,556	3,225	34,755	–

Total	$ 888,422	$15,388,578	$(13,872,250)	$36,242	$528,926	$2,969,918		$67,115	$–

Hedge Industry VIP ETF
Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$16,746,006	$(16,552,825)	$–	$–	$193,181	193,181	$12,565	$–

51

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Innovate Equity ETF
Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$10,336,660	$(10,336,660)		$–	$–	$–	–	$25,300	$–

Goldman Sachs Group, Inc. (The)

	1,692,950	114,167	(675,735)		212,134	612,783	1,956,299	3,834	48,998	–

Total	$ 1,692,950	$10,450,827	$(11,012,395)		$212,134	$612,783	$1,956,299		$74,298	$–

JUST U.S. Large Cap Equity ETF
Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$5,032,145	$(4,729,767)		$–	$–	$302,378	302,378	$16,544	$–

Goldman Sachs Group, Inc. (The)

	1,047,034	188,243	(113,785)		43,361	587,345	1,752,198	3,434	38,964	–

Total	$ 1,047,034	$5,220,388	$(4,843,552)		$43,361	$587,345	$2,054,576		$55,508	$–

North American Pipelines & Power Equity ETF
Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$471,991	$(471,527	) $	–	$–	$464	464	$531	$–

Small Cap Core Equity ETF
Underlying Fund	Beginning value as of October 3, 2023	Purchases at Cost	Proceeds from Sales		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$3,359,941	$(2,028,159)		$–	$–	$1,331,782	1,331,782	$15,352	$–

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically

52

GOLDMAN SACHS EQUITY ETFS

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	Goldman Sachs Bloomberg Clean Energy Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	100,000	$3,130,454	50,000	$1,839,938

NET INCREASE IN SHARES	100,000	$3,130,454	50,000	$1,839,938

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	4,300,000	$295,567,457	850,000	$49,832,589

Shares redeemed	(900,000)	(60,734,754)	(3,900,000)	(233,144,465)

NET INCREASE (DECREASE) IN SHARES	3,400,000	$234,832,703	(3,050,000)	$(183,311,876)

	Goldman Sachs Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	2,275,000	$244,704,861	775,000	$62,131,240

Shares redeemed	(1,400,000)	(147,544,852)	(1,100,000)	(85,315,250)

NET INCREASE (DECREASE) IN SHARES	875,000	$97,160,009	(325,000)	$(23,184,010)

	Goldman Sachs Innovate Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	350,000	$18,893,627	750,000	$33,362,172

Shares redeemed	(1,200,000)	(65,701,777)	(1,450,000)	(64,136,814)

NET DECREASE IN SHARES	(850,000)	$(46,808,150)	(700,000)	$(30,774,642)

53

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	700,000	$46,501,015	275,000	$15,631,778

Shares redeemed	(550,000)	(38,625,587)	(700,000)	(41,200,389)

NET INCREASE (DECREASE) IN SHARES	150,000	$7,875,428	(425,000)	$(25,568,611)

	Goldman Sachs North American Pipelines & Power Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Period July 11, 2023(a) to August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	150,000	$6,334,259	200,000	$8,096,206

Shares redeemed	(200,000)	(8,690,765)	—	—

NET INCREASE (DECREASE) IN SHARES	(50,000)	$(2,356,506)	200,000	$8,096,206

(a) Commencement of operations.

			Goldman Sachs Small Cap Core Equity ETF
			For the Period October 3, 2023(a) to August 31, 2024
			Shares	Dollars

Fund Share Activity

Shares sold			1,575,000	$74,294,488

Shares redeemed			(100,000)	(4,698,803)

NET INCREASE IN SHARES			1,475,000	$69,595,685

(a) Commenced operations on October 3, 2023.

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GOLDMAN SACHS EQUITY ETFS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2024, were as follows:

Fund	Purchases	Sales

Bloomberg Clean Energy Equity ETF	$6,167,246	$5,622,121

Equal Weight U.S. Large Cap Equity ETF	232,620,375	232,170,737

Hedge Industry VIP ETF	268,119,002	267,703,835

Innovate Equity ETF	113,330,063	115,591,753

JUST U.S. Large Cap Equity ETF	29,568,889	29,625,807

North American Pipelines & Power Equity ETF	5,646,162	6,842,681

Small Cap Core Equity ETF(a)	11,363,441	12,832,525

(a) Commenced operations on October 3, 2023.

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2024, were as follows:

Fund	Purchases	Sales

Bloomberg Clean Energy Equity ETF	$2,579,906	$—

Equal Weight U.S. Large Cap Equity ETF	294,856,742	60,431,794

Hedge Industry VIP ETF	244,586,148	147,304,645

Innovate Equity ETF	18,299,672	63,361,855

JUST U.S. Large Cap Equity ETF	46,333,806	38,363,185

North American Pipelines & Power Equity ETF	6,320,935	7,358,260

Small Cap Core Equity ETF(a)	73,447,077	3,713,580

(a) Commenced operations on October 3, 2023.

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

55

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2024, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2024:

Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024

Bloomberg Clean Energy Equity ETF	$119,761	$2,960,246	$(3,018,585)	$61,422

Equal Weight U.S. Large Cap Equity ETF	542,850	9,898,381	(10,441,231)	—

Hedge Industry VIP ETF	—	4,846,650	(3,747,725)	1,098,925

Innovate Equity ETF	8,259,180	55,548,978	(59,167,532)	4,640,626

JUST U.S. Large Cap Equity ETF	30,687	1,699,428	(1,729,593)	522

North American Pipelines & Power Equity ETF	—	1,991,810	(1,843,021)	148,789

Small Cap Core Equity ETF*	—	1,392,550	(968,631)	423,919

*   Commenced operations on October 3, 2023

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GOLDMAN SACHS EQUITY ETFS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF

Distributions paid from:

Ordinary Income	$253,897	$9,660,633	$1,204,174	$3,615,832

Total taxable distributions	$253,897	$9,660,633	$1,204,174	$3,615,832

	JUST U.S. Large Cap Equity ETF	North American Pipelines & Power Equity ETF	Small Cap Core Equity ETF(a)

Distributions paid from:

Ordinary Income	$4,197,696	$183,437	$44,301

Total taxable distributions	$4,197,696	$183,437	$44,301

Return of Capital	$—	$63,029	$—

(a)	Commenced operations on October 3, 2023.

The tax character of distributions paid during the fiscal year ended August 31, 2023 were as follows:

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF

Distributions paid from:

Ordinary Income	$123,162	$9,019,245	$20,653	$558,596

			JUST U.S. Large Cap Equity ETF	North American Pipelines & Power Equity ETF*

Distributions paid from:

Ordinary Income			$4,101,726	$—

*	Commenced operations on July 11, 2023.

57

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

8. TAX INFORMATION (continued)

As of August 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF	JUST U.S. Large Cap Equity ETF

Undistributed ordinary income — net	$55,978	$1,813,600	$344,019	$2,649,895	$700,808

Total undistributed earnings	$55,978	$1,813,600	$344,019	$2,649,895	$700,808

Capital loss carryforwards:

Perpetual Short-Term	(209,298)	(28,029,282)	(53,665,404)	(22,894,620)	(6,484,513)

Perpetual Long-Term	(627,673)	(28,093,733)	(9,259,960)	(51,956,324)	(3,717,842)

Total capital loss carryforwards	(836,971)	(56,123,015)	(62,925,364)	(74,850,944)	(10,202,355)

Timing differences — (Qualified Late Year Ordinary Loss Deferral/Post October

Capital Loss Deferral)	(206,676)	(5,880,914)	(8,707,394)	(7,376,519)	(1,771,024)

Unrealized gains (losses) — net	669,920	121,630,041	40,445,824	57,296,573	112,911,865

Total accumulated earnings (losses) — net	$ (317,749)	$ 61,439,712	$ (30,842,915)	$ (22,280,995)	$ 101,639,294

	North American Pipelines & Power Equity ETF	Small Cap Core Equity ETF(a)

Undistributed ordinary income — net	$—	$9,421

Total undistributed earnings	$—	$9,421

Capital loss carryforwards:

Perpetual Short-Term	—	(1,868)

Timing differences	(1,652)	(416,708)

Unrealized gains (losses) — net	1,065,858	7,586,282

Total accumulated earnings (losses) — net	$1,064,206	$7,177,127

(a)	Commenced operations on October 3, 2023.

As of the fiscal year ended August 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bloomberg Clean Energy Equity ETF	Equal Weight U.S. Large Cap Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF

Tax Cost	$11,936,854	$695,066,459	$248,226,808	$298,960,152

Gross unrealized gain	1,875,618	141,496,329	43,417,077	90,437,899

Gross unrealized loss	(1,205,698)	(19,866,288)	(2,971,253)	(33,141,326)

Net unrealized gain (loss)	$669,920	$121,630,041	$40,445,824	$57,296,573

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GOLDMAN SACHS EQUITY ETFS

8. TAX INFORMATION (continued)

	JUST U.S. Large Cap Equity ETF	North American Pipelines & Power Equity ETF	Small Cap Core Equity ETF(a)

Tax Cost	$247,637,616	$6,493,835	$70,482,419

Gross unrealized gain	124,118,122	1,191,790	9,388,821

Gross unrealized loss	(11,206,257)	(125,932)	(1,802,539)

Net unrealized gain (loss)	$112,911,865	$1,065,858	$7,586,282

(a)	Commenced operations on October 3, 2023.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments, passive foreign investment company investments, and underlying fund investments.

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions.

Fund	Paid in Capital	Total Distributable Earnings

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$15,893,206	$ (15,893,206)

Goldman Sachs Hedge Industry VIP ETF	33,351,533	(33,351,533)

Goldman Sachs Innovate Equity ETF	22,605,115	(22,605,115)

Goldman Sachs JUST U.S. Large Cap Equity ETF	14,320,455	(14,320,455)

Goldman Sachs North American Pipelines & Power Equity ETF	683,439	(683,439)

Goldman Sachs Small Cap Core Equity ETF(a)	885,773	(885,773)

(a)	Commenced operations on October 3, 2023.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk (each Fund except Small Cap Core Equity ETF) — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a reference index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Index Risk (each Fund except Small Cap Core Equity ETF) — Bloomberg Professional Services, GSAM, JUST Capital Foundation, Inc. and Solactive AG (the “Index Providers”) construct the respective Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would

59

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued) August 31, 2024

9. OTHER RISKS (continued)

not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Providers may utilize third party data in constructing each Index, but not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. The Index Providers may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk (each Fund except Small Cap Core Equity ETF) — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that an Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the applicable Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If an Index is not concentrated in a particular industry or group of industries, the applicable Fund will not concentrate in a particular industry or group of industries.

Large Shareholder Transactions Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe or NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same

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9. OTHER RISKS (continued)

forces influencing the prices of the securities of a Fund’s Index (except Small Cap Core Equity ETF) trading individually or in the aggregate at any point in time.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non Diversification Risk— The North American Pipelines & Power Equity ETF and Small Cap Core Equity ETF are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tracking Error Risk (each Fund except Small Cap Core Equity ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Bloomberg Clean Energy Equity ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, Goldman Sachs North American Pipelines & Power Equity ETF, and Goldman Sachs Small Cap Core Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (seven of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Bloomberg Clean Energy Equity ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF	For the year ended August 31, 2024	For the two years ended August 31, 2024	For each of the periods indicated therein
Goldman Sachs North American Pipelines & Power Equity ETF	For the year ended August 31, 2024	For the year ended August 31, 2024, and for the period July 11, 2023 (commencement of operations) through August 31, 2023
Goldman Sachs Small Cap Core Equity ETF	For the period October 3, 2023 (commencement of operations) through August 31, 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the

PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Bloomberg Clean Energy Equity ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF, Goldman Sachs North American Pipelines & Power Equity ETF, and Goldman Sachs Small Cap Core Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including (i) comparisons to the performance of similar exchange- traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); (ii) its underlying index (except for the Small Cap Core Equity ETF); (iii) with respect to the Small Cap Core Equity ETF, a benchmark performance index and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and (iv) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)

with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider (except with respect to the Goldman Sachs Bloomberg Clean Energy Equity ETF), its processes in producing that data for the Fund;

(f)	information relating to the profitability of the Management Agreement to the Investment Adviser and its affiliates;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification, and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies, and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by third-party service providers, except for the Goldman Sachs Small Cap Core Equity ETF, which is actively managed and does not seek to replicate the performance of a specified index, and the Goldman Sachs Hedge Industry VIP ETF, which seeks to track a proprietary index created by the Investment Adviser. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and/or ratings compiled by the Outside Data Provider as of December 31, 2023, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. As part of this review, they reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s (except for the Goldman Sachs Small Cap Core ETF) performance to that of its respective index. The Trustees observed that each Fund’s (except for the Goldman Sachs Small Cap Core Equity ETF) investment performance was consistent with the investment objective of tracking its index.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

The Trustees noted that license fees would be payable by the Investment Adviser to Bloomberg Professional Services for the use of the underlying index of the Goldman Sachs Bloomberg Clean Energy Equity ETF, to Solactive AG for the use of the underlying indices of the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Innovate Equity ETF, and Goldman Sachs North American Pipelines & Power Equity ETF, to Frank Russell Company for the use of the underlying index of the Goldman Sachs JUST U.S. Large Cap Equity ETF, and to JUST Capital Foundation, Inc. for the use of certain trademarks and trade names with respect to the Goldman Sachs JUST U.S. Large Cap Equity ETF. They noted that no license fee would be payable to the Investment Adviser by the Goldman Sachs Hedge Industry VIP ETF for use of the index created by the Investment Adviser.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Funds was provided for 2023 and (except for Bloomberg Clean Energy Equity ETF, North American Pipelines & Power Equity ETF, and Small Cap Core Equity ETF) 2022. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which certain Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g)

65

GOLDMAN SACHS EQUITY ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive (or are expected to receive) certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

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GOLDMAN SACHS EQUITY ETFS

Goldman Sachs ETF Trust – Equity ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2024, the total amount of income received by the Bloomberg Clean Energy Equity ETF from sources within foreign countries and possessions of the United States was $0.3088 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Bloomberg Clean Energy Equity ETF was 68.29%. The total amount of taxes paid by the Bloomberg Clean Energy Equity ETF to foreign countries was $0.0634 per share.

For the fiscal year ended August 31, 2024, 40.82%, 87.36%, 95.45%, 65.45%, 100%, 79.06% and 100% of the dividends paid from net investment company taxable income by the Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF, North American Pipelines & Power Equity ETF, and Small Cap Core Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2024, 100%, 91.39%, 76.02%, 91.26%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Bloomberg Clean Energy Equity ETF, Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, JUST U.S. Large Cap Equity ETF, North American Pipelines & Power Equity ETF, and Small Cap Core Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2024, 8.61% and 1.87% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF and Innovate Equity ETF, respectively, qualify as section 199A dividends.

67

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 (C) 2024 Goldman Sachs. All rights reserved. EQTYETFAR-24

Goldman Sachs Funds Annual Financial Statements August 31, 2024 Goldman Sachs Future Thematic Equity ETFs Goldman Sachs Future Consumer Equity ETF (GBUY) Goldman Sachs Future Health Care Equity ETF (GDOC) Goldman Sachs Future Planet Equity ETF (GSFP) Goldman Sachs Future Real Estate and Infrastructure Equity ETF (GREI) Goldman Sachs Future Tech Leaders Equity ETF (GTEK)

Goldman Sachs Future Thematic Equity ETFs

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 97.6%

Communication Services – 25.4%
22,589	Alphabet, Inc., Class C	$3,729,670
9,963	CTS Eventim AG & Co. KGaA (Germany)	936,281
8,513	Electronic Arts, Inc.	1,292,444
14,819	Live Nation Entertainment, Inc.*	1,447,372
4,772	Meta Platforms, Inc., Class A	2,487,691
29,202	NetEase, Inc. (China)	478,065
6,377	Sea Ltd. ADR (Singapore)*	499,383
1,981	Spotify Technology SA*	679,245
32,122	Tencent Holdings Ltd. (China)	1,573,074
24,426	Tencent Music Entertainment Group ADR (China)	255,007
6,302	T-Mobile US, Inc.	1,252,333
12,513	Walt Disney Co. (The)	1,130,925

		15,761,490

Consumer Discretionary – 23.8%
27,284	Amazon.com, Inc.*	4,870,194
7,599	Basic-Fit NV (Netherlands)*(a)(b)	189,591
2,240	Cava Group, Inc.*	255,450
9,501	Chipotle Mexican Grill, Inc.*	532,816
9,633	Foot Locker, Inc.	299,972
1,669	LVMH Moet Hennessy Louis Vuitton SE (France)	1,245,713
69,832	Meituan, Class B (China)*(b)	1,058,169
860	MercadoLibre, Inc. (Brazil)*	1,773,028
15,487	Moncler SpA (Italy)	950,041
8,247	NIKE, Inc., Class B	687,140
143,352	Samsonite International SA(b)	364,610
79,362	Shenzhou International Group Holdings Ltd. (China)	655,212
11,252	TJX Cos., Inc. (The)	1,319,522
1,642	Ulta Beauty, Inc.*	579,363

		14,780,821

Consumer Staples – 5.3%
276,705	Budweiser Brewing Co. APAC Ltd. (China)(b)	317,840
97,735	Davide Campari-Milano NV (Italy)	902,678
2,072	elf Beauty, Inc.*	310,365
5,854	Kweichow Moutai Co. Ltd., Class A (China)	1,192,103
4,107	Oddity Tech Ltd., Class A (Israel)*	151,138
28,739	Proya Cosmetics Co. Ltd., Class A (China)	387,269

		3,261,393

Financials – 5.1%
202,707	Jio Financial Services Ltd. (India)*	777,511
5,051	Mastercard, Inc., Class A	2,441,350

		3,218,861

Health Care – 0.9%
4,149	Illumina, Inc.*	545,179

Industrials – 2.9%
37,372	Experian PLC	1,809,440

Shares	Description	Value

Common Stocks – (continued)

Information Technology – 26.3%
25,124	Apple, Inc.	$5,753,396
14,987	Infineon Technologies AG (Germany)	547,441
13,018	Marvell Technology, Inc.	992,492
38,090	NVIDIA Corp.	4,546,803
15,702	Samsung Electronics Co. Ltd. (South Korea)	873,346
14,056	Shopify, Inc., Class A (Canada)*	1,041,128
85,352	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,518,671

		16,273,277

Materials – 2.3%
10,372	DSM-Firmenich AG (Switzerland)	1,412,135

Real Estate – 1.8%
4,967	American Tower Corp. REIT	1,112,906

Utilities – 3.8%
44,566	EDP Renovaveis SA (Spain)	713,807
20,485	NextEra Energy, Inc.	1,649,247

		2,363,054

TOTAL COMMON STOCKS (Cost $54,794,326)		60,538,556

Shares	Dividend Rate	Value

Investment Company – 2.4%(c)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,466,562	5.120%	1,466,562
(Cost $1,466,562)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $56,260,888)		62,005,118

Securities Lending Reinvestment Vehicle – 0.3%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
193,353	5.183%	193,353
(Cost $193,353)

TOTAL INVESTMENTS – 100.3% (Cost $56,454,241)		$62,198,471

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(200,843)

NET ASSETS – 100.0%		$61,997,628

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.0%

Canada – 0.4%
2,584	Xenon Pharmaceuticals, Inc. (Health Care)*	$104,238

Denmark – 6.6%
5,790	Genmab A/S ADR (Health Care)*	160,962
10,379	Novo Nordisk A/S, Class B (Health Care)	1,444,891

		1,605,853

France – 0.6%
682	Sartorius Stedim Biotech (Health Care)	138,903

Japan – 3.1%
3,487	Hoya Corp. (Health Care)	493,217
11,311	Kyowa Kirin Co. Ltd. (Health Care)	258,295

		751,512

Netherlands – 1.7%
774	Argenx SE ADR (Health Care)*	400,406

Switzerland – 2.3%
861	Lonza Group AG (Health Care)	563,818

United Kingdom – 6.5%
9,050	AstraZeneca PLC (Health Care)	1,578,805

United States – 77.8%
6,737	Abbott Laboratories (Health Care)	763,100
5,702	AbbVie, Inc. (Health Care)	1,119,360
1,819	Align Technology, Inc. (Health Care)*	431,503
999	Alnylam Pharmaceuticals, Inc. (Health Care)*	262,427
3,082	Amgen, Inc. (Health Care)	1,028,864
2,146	AnaptysBio, Inc. (Health Care)*	81,741
8,984	BioMarin Pharmaceutical, Inc. (Health Care)*	819,431
1,205	Blueprint Medicines Corp. (Health Care)*	115,126
17,754	Boston Scientific Corp. (Health Care)*	1,452,100
2,651	Celldex Therapeutics, Inc. (Health Care)*	109,566
4,326	CG oncology, Inc. (Health Care)*	159,543
7,944	Cooper Cos., Inc. (The) (Health Care)*	839,919
3,410	CSL Ltd. (Health Care)	710,672
3,167	Danaher Corp. (Health Care)	852,905
1,615	Dyne Therapeutics, Inc. (Health Care)*	74,435
2,930	Eli Lilly & Co. (Health Care)	2,812,859
2,281	Humana, Inc. (Health Care)	808,546
798	IDEXX Laboratories, Inc. (Health Care)*	384,101

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
3,931	Insulet Corp. (Health Care)*	$797,089
2,560	Intuitive Surgical, Inc. (Health Care)*	1,261,133
1,016	iRhythm Technologies, Inc. (Health Care)*	72,014
481	Madrigal Pharmaceuticals, Inc. (Health Care)*	118,869
7,944	Merck & Co., Inc. (Health Care)	940,967
529	Mettler-Toledo International, Inc. (Health Care)*	761,273
2,384	MoonLake Immunotherapeutics
	(Health Care)*	111,547
1,215	Natera, Inc. (Health Care)*	143,686
3,114	Neurocrine Biosciences, Inc. (Health Care)*	395,665
11,350	Roivant Sciences Ltd. (Health
	Care)*	138,810
780	TransMedics Group, Inc. (Health Care)*	131,087
3,043	Ultragenyx Pharmaceutical, Inc. (Health Care)*	172,781
1,489	Vaxcyte, Inc. (Health Care)*	120,252
1,413	Veeva Systems, Inc., Class A (Health Care)*	305,830
475	West Pharmaceutical Services, Inc. (Health Care)	148,974
3,283	Zimmer Biomet Holdings, Inc. (Health Care)	379,055

		18,825,230

TOTAL COMMON STOCKS (Cost $20,512,855)		23,968,765

Shares	Dividend Rate	Value

Investment Company – 0.9%(a)
Goldman Sachs Financial Square Treasury
Obligations Fund – Institutional Shares
206,291	5.120%	206,291
(Cost $206,291)

TOTAL INVESTMENTS – 99.9% (Cost $20,719,146)		$24,175,056

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		19,535

NET ASSETS – 100.0%		$24,194,591

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Sector Name	% of Market Value
Health Care	99.1%
Investment Company	0.9

TOTAL INVESTMENTS	100.0%

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 98.7%

China – 4.1%
15,710	BYD Co. Ltd., Class A (Consumer Discretionary)	$552,898
47,338	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	1,231,309

		1,784,207

Denmark – 7.5%
28,909	Novonesis (Novozymes) B, Class B (Materials)	2,007,748
15,277	Orsted AS (Utilities)*(a)	885,525
15,982	Vestas Wind Systems A/S (Industrials)*	367,378

		3,260,651

France – 3.7%
29,663	Dassault Systemes (Information Technology)	1,158,383
13,966	Imerys SA (Materials)	468,407

		1,626,790

Germany – 3.1%
37,069	Infineon Technologies AG (Information Technology)	1,354,046

Ireland – 2.1%
1,051	Carbon Revolution PLC (Consumer Discretionary)*(b)	6,315
10,231	Kingspan Group PLC (Industrials)	891,254

		897,569

Italy – 4.1%
237,689	Enel SpA (Utilities)	1,805,905

Japan – 7.3%
9,284	Horiba Ltd. (Information Technology)	618,487
2,146	Keyence Corp. (Information Technology)	1,025,947
26,397	Kurita Water Industries Ltd. (Industrials)	1,057,475
12,088	NIDEC Corp. (Industrials)	493,632

		3,195,541

Netherlands – 1.8%
19,856	Aalberts NV (Industrials)	774,087

Norway – 0.5%
344,667	Aker Carbon Capture ASA (Industrials)*	200,933

Spain – 4.6%
142,510	Iberdrola SA (Utilities)	2,022,283

Sweden – %
18,262	Re:NewCell AB (Materials)*(c)(d)	—

Switzerland – 10.3%
18,873	ABB Ltd. (Industrials)	1,081,730
14,358	DSM-Firmenich AG (Materials)	1,954,824

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
21,472	SIG Group AG (Materials)*	$454,014
3,134	Sika AG (Materials)	1,004,712

		4,495,280

Taiwan – 2.4%
85,072	Delta Electronics, Inc. (Information Technology)	1,062,403

United Kingdom – 3.3%
235,283	DS Smith PLC (Materials)	1,447,153

United States – 43.9%
9,677	AECOM (Industrials)	969,055
3,098	Albemarle Corp. (Materials)	279,594
8,212	Aptiv PLC (Consumer Discretionary)*	587,404
14,921	Ball Corp. (Materials)	952,109
51,158	Bloom Energy Corp., Class A (Industrials)*	609,292
19,949	Darling Ingredients, Inc. (Consumer Staples)*	832,472
19,955	DocuSign, Inc. (Information
	Technology)*	1,181,535
2,143	Ecolab, Inc. (Materials)	542,565
24,179	Energy Recovery, Inc. (Industrials)*	392,667
10,362	Itron, Inc. (Information Technology)*	1,059,204
29,093	NextEra Energy, Inc. (Utilities)	2,342,277
127,925	Oatly Group AB ADR (Consumer Staples)*(c)	111,615
7,735	Schneider Electric SE (Industrials)	1,966,663
28,288	Smurfit WestRock PLC (Materials)	1,341,417
3,098	Trane Technologies PLC (Industrials)	1,120,423
5,505	Veralto Corp. (Industrials)	618,927
6,417	Waste Connections, Inc. (Industrials)	1,196,770
9,665	Waste Management, Inc. (Industrials)	2,049,367
7,571	Xylem, Inc. (Industrials)	1,041,240

		19,194,596

TOTAL COMMON STOCKS (Cost $49,843,055)		43,121,444

Shares	Dividend Rate	Value

Investment Company – 1.1%(e)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
466,377	5.120%	466,377
(Cost $466,377)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $50,309,432)		43,587,821

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.0%(e)
Goldman Sachs Financial Square Government Fund - Institutional Shares
19,140	5.183%	$19,140
(Cost $19,140)

TOTAL INVESTMENTS – 99.8% (Cost $50,328,572)		$43,606,961

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		106,434

NET ASSETS – 100.0%		$43,713,395

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $6,315, which represents approximately 0.0% of net assets as of August 31, 2024. See additional details below:

Security	Date(s) of Purchase	Cost
Carbon Revolution PLC	11/07/23	$30,812

(c)	All or a portion of security is on loan.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

Sector Name	% of Market Value

Industrials	36.8%
Materials	24.0
Information Technology	17.1
Utilities	16.2
Consumer Discretionary	2.6
Consumer Staples	2.2
Investment Company	1.1
Securities Lending Reinvestment Vehicle	0.0

TOTAL INVESTMENTS	100.0%

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 98.5%

Communication Services – 2.1%
9,156	Cellnex Telecom SA (Spain)*(a)	$354,008

Energy – 2.6%
2,296	Cheniere Energy, Inc.	425,357

Health Care – 1.4%
22,134	Chartwell Retirement Residences (Canada)	239,611

Industrials – 10.0%
60,978	Enav SpA (Italy)(a)(b)	268,636
6,014	Ferrovial SE	251,231
1,134	Norfolk Southern Corp.	290,486
66,693	Transurban Group (Australia)	613,154
1,942	Vinci SA (France)	232,479

		1,655,986

Real Estate – 55.7%
2,754	Alexandria Real Estate Equities, Inc. REIT	329,296
7,625	American Homes 4 Rent, Class A REIT	303,246
2,307	American Tower Corp. REIT	516,906
11,874	Americold Realty Trust, Inc. REIT	344,346
2,115	AvalonBay Communities, Inc. REIT	477,419
15,755	Big Yellow Group PLC REIT (United Kingdom)	261,310
10,254	CTP NV (Netherlands)(a)	192,726
2,683	Digital Realty Trust, Inc. REIT	406,770
771	Equinix, Inc. REIT	643,291
6,038	Equity LifeStyle Properties, Inc. REIT	439,023
2,701	Extra Space Storage, Inc. REIT	478,077
13,913	Goodman Group REIT (Australia)	315,295
10,748	Invitation Homes, Inc. REIT	395,956
154	Nippon Prologis REIT, Inc. REIT (Japan)	272,241
7,711	Prologis, Inc. REIT	985,620
1,942	SBA Communications Corp. REIT	440,174
26,823	Segro PLC REIT (United Kingdom)	307,117
31,802	UNITE Group PLC (The) REIT (United Kingdom)	400,195
6,343	Ventas, Inc. REIT	393,964
12,399	VICI Properties, Inc. REIT	415,118
10,752	Vonovia SE (Germany)	371,085
4,400	Welltower, Inc. REIT	530,992

		9,220,167

Utilities – 26.7%
13,795	AES Corp. (The)	236,308
3,068	Ameren Corp.	253,141
2,202	American Water Works Co., Inc.	315,150
5,199	CMS Energy Corp.	352,804
16,350	Engie SA (France)	288,298
4,934	Eversource Energy	333,193

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
51,183	National Grid PLC (United Kingdom)	$671,731
9,254	NextEra Energy, Inc.	745,040
7,813	Severn Trent PLC (United Kingdom)	263,996
5,860	Veolia Environnement SA (France)	194,204
4,293	WEC Energy Group, Inc.	399,378
5,833	Xcel Energy, Inc.	357,155

		4,410,398

TOTAL COMMON STOCKS (Cost $16,293,078)		16,305,527

Shares	Dividend Rate	Value

Investment Company – 1.3%(c)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
210,139	5.120%	210,139
(Cost $210,139)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $16,503,217)		16,515,666

Securities Lending Reinvestment Vehicle – 1.7%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
274,200	5.183%	274,200
(Cost $274,200)

TOTAL INVESTMENTS – 101.5% (Cost $16,777,417)		$16,789,866

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(253,145)

NET ASSETS – 100.0%		$16,536,721

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 98.9%

Communication Services – 6.3%
59,323	Capcom Co. Ltd. (Japan)	$1,292,757
69,356	Cellnex Telecom SA (Spain)*(a)	2,681,583
63,510	NetEase, Inc. (China)	1,039,719
186,110	Snap, Inc., Class A*	1,738,268
126,875	Tencent Music Entertainment Group ADR (China)	1,324,575
28,672	Trade Desk, Inc. (The), Class A*	2,997,084

		11,073,986

Consumer Discretionary – 8.6%
84,556	BYD Co. Ltd., Class H (China)	2,614,598
12,002	DoorDash, Inc., Class A*	1,544,777
2,299	MercadoLibre, Inc. (Brazil)*	4,739,756
58,536	Mobileye Global, Inc., Class A (Israel)*	835,894
46,224	Trip.com Group Ltd. (China)*	2,193,750
1,053,813	Zomato Ltd. (India)*	3,147,822

		15,076,597

Financials – 3.4%
53,317	Fidelity National Information Services, Inc.	4,395,987
9,346	Jack Henry & Associates, Inc.	1,617,138

		6,013,125

Health Care – 1.1%
13,527	Hoya Corp. (Japan)	1,913,317

Industrials – 2.5%
11,015	Booz Allen Hamilton Holding Corp.	1,748,961
136,189	Daifuku Co. Ltd. (Japan)	2,626,412

		4,375,373

Information Technology – 77.0%
75,120	Advantest Corp. (Japan)	3,426,200
17,040	Analog Devices, Inc.	4,001,674
44,424	AppLovin Corp., Class A*	4,125,657
8,671	Arista Networks, Inc.*	3,064,158
4,762	ASM International NV (Netherlands)	3,220,618
130,900	ASMPT Ltd. (Hong Kong)	1,473,389
15,327	Cadence Design Systems, Inc.*	4,121,890
9,413	CDW Corp.	2,123,949
226,926	Chroma ATE, Inc. (Taiwan)	2,316,078
27,371	Coforge Ltd. (India)	2,070,352
12,545	Crowdstrike Holdings, Inc., Class A*	3,478,478
33,210	Datadog, Inc., Class A*	3,860,995
279,392	Delta Electronics, Inc. (Taiwan)	3,489,125
85,845	Dynatrace, Inc.*	4,345,474
307,798	E Ink Holdings, Inc. (Taiwan)	2,934,617
15,533	Elastic NV*	1,183,459
22,480	Enphase Energy, Inc.*	2,720,979
27,422	Entegris, Inc.	3,177,387
71,214	Hamamatsu Photonics KK (Japan)	1,899,627
21,586	Horiba Ltd. (Japan)	1,438,029
6,955	HubSpot, Inc.*	3,471,032

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
324,168	JCET Group Co. Ltd., Class A (China)	$1,493,451
91,719	Jentech Precision Industrial Co. Ltd. (Taiwan)	3,884,940
10,749	Keysight Technologies, Inc.*	1,656,636
288,062	King Yuan Electronics Co. Ltd. (Taiwan)	1,089,575
7,167	KLA Corp.	5,872,855
68,165	Klaviyo, Inc., Class A*	2,144,471
87,341	Marvell Technology, Inc.	6,658,878
48,828	MediaTek, Inc. (Taiwan)	1,892,676
37,127	Micron Technology, Inc.	3,573,102
19,995	MKS Instruments, Inc.	2,384,004
12,818	Monday.com Ltd.*	3,408,178
7,678	MongoDB, Inc.*	2,232,686
12,065	Motorola Solutions, Inc.	5,333,213
112,533	Murata Manufacturing Co. Ltd. (Japan)	2,344,099
27,308	Persistent Systems Ltd. (India)	1,683,599
63,063	Samsara, Inc., Class A*	2,589,997
25,694	Shopify, Inc., Class A (Canada)*	1,903,155
211,114	Silergy Corp. (China)	3,111,605
14,831	Snowflake, Inc., Class A*	1,694,145
31,571	Tokyo Seimitsu Co. Ltd. (Japan)	1,784,481
6,048	Tyler Technologies, Inc.*	3,555,438
176,494	Unimicron Technology Corp. (Taiwan)	902,056
2,403,331	United Microelectronics Corp. (Taiwan)	4,169,580
549,099	Venustech Group, Inc., Class A (China)	1,023,507
11,389	Workday, Inc., Class A*	2,997,471
19,806	Zscaler, Inc.*	3,960,804

		135,287,769

TOTAL COMMON STOCKS (Cost $150,855,070)		173,740,167

Shares	Dividend Rate	Value

Investment Company – 1.5%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
2,572,821	5.120%	2,572,821
(Cost $2,572,821)

TOTAL INVESTMENTS – 100.4% (Cost $153,427,891)		$176,312,988

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(738,166)

NET ASSETS – 100.0%		$175,574,822

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities August 31, 2024

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF

Assets:

Investments in unaffiliated issuers, at value (cost $54,794,326, $20,512,855, $49,843,055 and $16,293,078, respectively)(a)	$60,538,556	$23,968,765	$43,121,444	$16,305,527

Investments in affiliated issuers, at value (cost $1,466,562, $206,291, $466,377 and $210,139, respectively)	1,466,562	206,291	466,377	210,139

Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	193,353	—	19,140	274,200

Foreign Currency, at value (cost $30,907, $932, $– and $128, respectively)	30,900	962	—	128

Receivables:

Dividends	25,054	25,134	38,840	20,883

Foreign tax reclaims	24,098	9,427	129,246	10,570

Securities lending income	203	—	425	121

Total assets	62,278,726	24,210,579	43,775,472	16,821,568

Liabilities:
Payables:

Payable upon return of securities loaned	193,353	—	19,140	274,200

Foreign capital gains taxes	49,405	—	—	—

Management fees	38,340	15,981	26,648	10,647

Investments purchased	—	7	12	—

Foreign bank overdraft (cost $–, $–, $16,440 and $–, respectively)	—	—	16,277	—

Total liabilities	281,098	15,988	62,077	284,847

Net Assets:
Paid-in capital	71,767,281	37,261,129	69,912,685	19,082,459

Total distributable loss	(9,769,653)	(13,066,538)	(26,199,290)	(2,545,738)

NET ASSETS	$61,997,628	$24,194,591	$43,713,395	$16,536,721

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	1,850,000	650,000	1,350,000	450,000

Net asset value per share:	$33.51	$37.22	$32.38	$36.75

(a)

Includes loaned securities having a market value of $183,903, $–, $9,074 and $264,328 for Future Consumer Equity ETF, Future Health Care Equity ETF, Future Planet Equity ETF and Future Real Estate and Infrastructure Equity ETF, respectively.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Assets and Liabilities (continued) August 31, 2024

Future Tech Leaders Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $150,855,070)	$173,740,167

Investments in affiliated issuers, at value (cost $2,572,821)	2,572,821

Foreign Currency, at value (cost $5,761)	5,761

Receivables:

Investments sold	1,457,517

Dividends	37,552

Foreign tax reclaims	13,764

Securities lending income	64

Total assets	177,827,646

Liabilities:
Payables:

Fund shares redeemed	1,494,321

Foreign capital gains taxes	651,283

Management fees	107,186

Investments purchased	34

Total liabilities	2,252,824

Net Assets:
Paid-in capital	279,522,915

Total distributable loss	(103,948,093)

NET ASSETS	$175,574,822

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	5,875,000

Net asset value per share:	$29.89

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS FUTURE ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2024

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $44,190, $3,313, $79,448 and $32,315, respectively)	$662,587	$296,606	$941,671	$596,450

Dividends — affiliated issuers	52,021	16,548	37,595	10,902

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	12,876	155	49,546	751

Non cash dividend income	—	—	83,168	—

Total Investment Income	727,484	313,309	1,111,980	608,103

Expenses:

Management fees	636,656	283,680	427,592	124,311

Trustee fees	22,853	22,642	22,742	22,460

Total expenses	659,509	306,322	450,334	146,771

Less — expense reductions	(1,786)	(569)	(1,286)	(379)

Net expenses	657,723	305,753	449,048	146,392

NET INVESTMENT INCOME	69,761	7,556	662,932	461,711

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(7,305,147)	(6,289,412)	(12,912,436)	(811,137)

In-kind redemptions	9,296,347	(3,938,854)	(20,720,603)	558,256

Foreign currency transactions	(59,248)	(13,949)	(9,789)	(3,288)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(49,405), $–, $– and $–, respectively)	11,991,119	3,438,310	27,419,886	2,616,637

Foreign currency translations	11,543	687	4,659	414

Net realized and unrealized gain (loss)	13,934,614	(6,803,218)	(6,218,283)	2,360,882

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,004,375	$(6,795,662)	$(5,555,351)	$2,822,593

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2024

Future Tech Leaders Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $151,210)	$1,227,681

Dividends — affiliated issuers	97,638

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	9,948

Total Investment Income	1,335,267

Expenses:

Management fees	1,378,773

Trustee fees	23,333

Total expenses	1,402,106

Less — expense reductions	(3,353)

Net expenses	1,398,753

NET INVESTMENT LOSS	(63,486)

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(32,503,617)

In-kind redemptions	10,004,038

Foreign currency transactions	(19,867)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(651,283))	47,244,352

Foreign currency translations	3,273

Net realized and unrealized gain	24,728,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,664,693

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets

	Future Consumer Equity ETF		Future Health Care Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income (loss)	$69,761	$367,972	$7,556	$(146,245)

Net realized gain (loss)	1,931,952	(3,972,894)	(10,242,215)	(6,358,196)

Net change in unrealized gain	12,002,662	12,112,843	3,438,997	14,699,877

Net increase (decrease) in net assets resulting from operations	14,004,375	8,507,921	(6,795,662)	8,195,436

Distributions to shareholders:

From distributable earnings	(364,636)	–	(134,205)	(102)

From share transactions:

Proceeds from sales of shares	20,844,686	61,459,027	–	12,109,470

Cost of shares redeemed	(128,695,327)	(2,758,951)	(80,716,187)	(10,245,168)

Net increase (decrease) in net assets resulting from share transactions	(107,850,641)	58,700,076	(80,716,187)	1,864,302

TOTAL INCREASE (DECREASE)	(94,210,902)	67,207,997	(87,646,054)	10,059,636

Net Assets:

Beginning of year	$156,208,530	$89,000,533	$111,840,645	$101,781,009

End of year	$61,997,628	$156,208,530	$24,194,591	$111,840,645

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

	Future Planet Equity ETF		Future Real Estate and Infrastructure Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$662,932	$1,581,163	$461,711	$418,553

Net realized loss	(33,642,828)	(5,941,855)	(256,169)	(1,359,406)

Net change in unrealized gain	27,424,545	5,739,047	2,617,051	39,559

Net increase (decrease) in net assets resulting from operations	(5,555,351)	1,378,355	2,822,593	(901,294)

Distributions to shareholders:

From distributable earnings	(1,539,345)	(617,909)	(515,373)	(445,287)

From share transactions:

Proceeds from sales of shares	–	7,651,164	–	1,628,238

Cost of shares redeemed	(91,661,802)	(39,765,858)	(9,200,544)	(826,941)

Net increase (decrease) in net assets resulting from share transactions	(91,661,802)	(32,114,694)	(9,200,544)	801,297

TOTAL DECREASE	(98,756,498)	(31,354,248)	(6,893,324)	(545,284)

Net Assets:

Beginning of year	$142,469,893	$173,824,141	$23,430,045	$23,975,329

End of year	$43,713,395	$142,469,893	$16,536,721	$23,430,045

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS FUTURE ETFS

Statements of Changes in Net Assets (continued)

	Future Tech Leaders Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income (loss)	$(63,486)	$465,750

Net realized loss	(22,519,446)	(62,314,321)

Net change in unrealized gain	47,247,625	74,033,974

Net increase in net assets resulting from operations	24,664,693	12,185,403

Distributions to shareholders:

From distributable earnings	(431,486)	(48,204)

From share transactions:

Proceeds from sales of shares	12,937,052	16,960,331

Cost of shares redeemed	(117,490,811)	(15,609,588)

Net increase (decrease) in net assets resulting from share transactions	(104,553,759)	1,350,743

TOTAL INCREASE (DECREASE)	(80,320,552)	13,487,942

Net Assets:

Beginning of year	$255,895,374	$242,407,432

End of year	$175,574,822	$255,895,374

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE CONSUMER EQUITY ETF

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Future Consumer Equity ETF

	For the Fiscal Year Ended August 31,		For the Period November 9, 2021* to August 31, 2022
	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$27.17	$25.43	$40.03

Net investment income(a)	0.02	0.08	0.10

Net realized and unrealized gain (loss)	6.45	1.66	(14.62)

Total from investment operations	6.47	1.74	(14.52)

Distributions to shareholders from net investment income	(0.13)	–	(0.06)

Distributions to shareholders from return of capital	–	–	(0.02)

Total distributions	(0.13)	–	(0.08)

Net asset value, end of period	$33.51	$27.17	$25.43

Market price, end of period	$33.47	$27.20	$25.30

Total Return at Net Asset Value(b)	23.89%	6.84%	(36.28)%

Net assets, end of period (in 000’s)	$61,998	$156,209	$89,001

Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	0.08%	0.32%	0.46	%(c)

Portfolio turnover rate(d)	31%	16%	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS FUTURE HEALTH CARE EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Future Health Care Equity ETF

	For the Fiscal Year Ended August 31,		For the Period November 9, 2021* to August 31, 2022
	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$32.42	$29.94	$39.68

Net investment income (loss)(a)	0.01	(0.04)	(0.08)

Net realized and unrealized gain (loss)	4.97	2.52	(9.66)

Total from investment operations	4.98	2.48	(9.74)

Distributions to shareholders from net investment income	(0.18)	– (b)	–

Net asset value, end of period	$37.22	$32.42	$29.94

Market price, end of period	$37.23	$32.42	$30.00

Total Return at Net Asset Value(c)	15.44%	8.28%	(24.55)%

Net assets, end of period (in 000’s)	$24,195	$111,841	$101,781

Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(d)

Ratio of net investment income (loss) to average net assets	0.02%	(0.14)%	(0.33	)%(d)

Portfolio turnover rate(e)	45%	28%	24%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Future Planet Equity ETF

	For the Fiscal Year Ended August 31,			For the Period July 13, 2021* to August 31, 2021
	2024	2023	2022

Per Share Operating Performance:

Net asset value, beginning of period	$30.15	$30.23	$42.18	$39.89

Net investment income(a)	0.32	0.30	0.27	0.02

Net realized and unrealized gain (loss)	2.94	(0.27)	(12.05)	2.27

Total from investment operations	3.26	0.03	(11.78)	2.29

Distributions to shareholders from net investment income	(1.03)	(0.11)	(0.17)	–

Net asset value, end of period	$32.38	$30.15	$30.23	$42.18

Market price, end of period	$32.36	$30.11	$30.15	$42.25

Total Return at Net Asset Value(b)	11.08%	0.13%	(27.97)%	5.74%

Net assets, end of period (in 000’s)	$43,713	$142,470	$173,824	$60,104

Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	1.10%	0.97%	0.81%	0.42	%(c)

Portfolio turnover rate(d)	33%	20%	15%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS FUTURE REAL ESTATE AND INFRASTRUCTURE EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Future Real Estate and Infrastructure Equity ETF

	For the Fiscal Year Ended August 31,		For the Period November 9, 2021* to August 31, 2022
	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$32.32	$34.25	$40.05

Net investment income(a)	0.77	0.59	0.56

Net realized and unrealized gain (loss)	4.54	(1.90)	(5.95)

Total from investment operations	5.31	(1.31)	(5.39)

Distributions to shareholders from net investment income	(0.88)	(0.62)	(0.41)

Net asset value, end of period	$36.75	$32.32	$34.25

Market price, end of period	$36.62	$32.19	$34.25

Total Return at Net Asset Value(b)	16.71%	(3.77)%	(13.52)%

Net assets, end of period (in 000’s)	$16,537	$23,430	$23,975

Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(c)

Ratio of net investment income to average net assets	2.36%	1.79%	1.85	%(c)

Portfolio turnover rate(d)	19%	30%	40%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE TECH LEADERS EQUITY ETF

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Future Tech Leaders Equity ETF

	For the Fiscal Year Ended August 31,		For the Period September 14, 2021* to August 31, 2022
	2024	2023

Per Share Operating Performance:

Net asset value, beginning of period	$25.09	$24.12	$40.22

Net investment income (loss)(a)	(0.01)	0.05	0.01

Net realized and unrealized gain (loss)	4.88	0.92	(16.11)

Total from investment operations	4.87	0.97	(16.10)

Distributions to shareholders from net investment income	(0.07)	– (b)	–	(b)

Net asset value, end of period	$29.89	$25.09	$24.12

Market price, end of period	$29.81	$25.06	$24.08

Total Return at Net Asset Value(c)	19.44%	4.05%	(40.03)%

Net assets, end of period (in 000’s)	$175,575	$255,895	$242,407

Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(d)

Ratio of net investment income (loss) to average net assets	(0.03)%	0.19%	0.03	%(d)

Portfolio turnover rate(e)	48%	44%	55%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements August 31, 2024

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs Future Consumer Equity ETF	Non-Diversified

Goldman Sachs Future Health Care Equity ETF	Non-Diversified

Goldman Sachs Future Planet Equity ETF	Non-Diversified

Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Non-Diversified

Goldman Sachs Future Tech Leaders Equity ETF	Non-Diversified

The investment objective of each Fund (except the Goldman Sachs Future Planet Equity ETF) is to seek long-term growth of capital. The investment objective of the Goldman Sachs Future Planet Equity ETF is to seek long-term capital appreciation.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

24

GOLDMAN SACHS FUTURE ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF, income distributions, if any, are declared and paid annually. For Goldman Sachs Future Real Estate and Infrastructure Equity ETF income distributions, if any, are declared and paid semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Treasury Obligations Fund and Goldman Sachs Financial Square Government Fund (“Underlying Money Market Funds”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Funds’ accounting policies and investment holdings, please see the Underlying Money Market Funds’ shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2024:

Future Consumer Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$10,736,788	$—	$—

Europe	6,897,687	—	—

North America	41,131,053	—	—

South America	1,773,028	—	—

Investment Company	1,466,562	—	—

Securities Lending Reinvestment Vehicle	193,353	—	—

Total	$62,198,471	$—	$—

26

GOLDMAN SACHS FUTURE ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Future Health Care Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$751,512	$—	$—

Europe	4,287,785	—	—

North America	18,929,468	—	—

Investment Company	206,291	—	—

Total	$24,175,056	$—	$—

Future Planet Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$6,042,151	$—	$—

Europe	17,884,697	—	—

North America	19,194,596	—	—

Investment Company	466,377	—	—

Securities Lending Reinvestment Vehicle	19,140	—	—

Total	$43,606,961	$—	$—

Future Real Estate and Infrastructure Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$272,241	$—	$—

Europe	3,805,785	—	—

North America	11,299,052	—	—

Oceania	928,449	—	—

Investment Company	210,139	—	—

Securities Lending Reinvestment Vehicle	274,200	—	—

Total	$16,789,866	$—	$—

Future Tech Leaders Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$59,415,830	$—	$—

Europe	5,902,201	—	—

North America	103,682,380	—	—

South America	4,739,756	—	—

Investment Company	2,572,821	—	—

Total	$176,312,988	$—	$—

(a)  Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2024

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2024, contractual and effective net unitary management fees with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee

Future Consumer Equity ETF	0.75%

Future Health Care Equity ETF	0.75%

Future Planet Equity ETF	0.75%

Future Real Estate and Infrastructure Equity ETF	0.75%

Future Tech Leaders Equity ETF	0.75%

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2024, GSAM waived $1,786, $569, $1,286, $379 and $3,353 of the Funds’ management fees for the Future Consumer Equity ETF, Future Health Care ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF and the Future Tech Leaders Equity ETF, respectively.

B. Other Transactions with Affiliates — For the fiscal year ended August 31, 2024, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Future Consumer Equity ETF, Future Health Care ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF and the Future Tech Leaders Equity ETF, respectively.

The following tables provide information about the Funds’ investment in the Goldman Sachs Financial Square Treasury Obligations Fund as of and for the fiscal year ended August 31, 2024

Future Consumer Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$ –	$15,431,312	$13,964,750	$1,466,562	1,466,562	$52,021

Future Health Care Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	–	4,386,010	4,179,719	206,291	206,291	16,548

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GOLDMAN SACHS FUTURE ETFS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Future Planet Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	$–	$10,512,160	$10,045,783	$466,377	466,377	$37,595

Future Real Estate and Infrastructure Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	–	1,963,972	1,753,833	210,139	210,139	10,902

Future Tech Leaders Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares

	–	35,962,996	33,390,175	2,572,821	2,572,821	97,638

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2024

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	Future Consumer Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	775,000	$20,844,686	2,350,000	$61,441,718

Shares redeemed	(4,675,000)	(128,695,327)	(100,000)	(2,754,101)

NET INCREASE (DECREASE) IN SHARES	(3,900,000)	$(107,850,641)	2,250,000	$58,687,617

	Future Health Care Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	—	$—	375,000	$12,109,471

Shares redeemed	(2,800,000)	(80,716,187)	(325,000)	(10,245,168)

NET INCREASE (DECREASE) IN SHARES	(2,800,000)	$(80,716,187)	50,000	$1,864,303

	Future Planet Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	—	$—	250,000	$7,613,215

Shares redeemed	(3,375,000)	(91,661,802)	(1,275,000)	(39,760,858)

NET DECREASE IN SHARES	(3,375,000)	$(91,661,802)	(1,025,000)	$(32,147,643)

	Future Real Estate and Infrastructure Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	—	$—	50,000	$1,628,238

Shares redeemed	(275,000)	(9,200,544)	(25,000)	(826,941)

NET INCREASE (DECREASE) IN SHARES	(275,000)	$(9,200,544)	25,000	$801,297

	Future Tech Leaders Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	525,000	$12,937,052	800,000	$16,946,509

Shares redeemed	(4,850,000)	(117,490,811)	(650,000)	(15,575,293)

NET INCREASE (DECREASE) IN SHARES	(4,325,000)	$ (104,553,759)	150,000	$1,371,216

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GOLDMAN SACHS FUTURE ETFS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2024 were as follows:

Fund	Purchases	Sales

Future Consumer Equity ETF	$27,605,471	$47,038,506

Future Health Care Equity ETF	19,959,693	19,184,595

Future Planet Equity ETF	20,365,152	23,911,093

Future Real Estate and Infrastructure Equity ETF	3,775,504	3,869,203

Future Tech Leaders Equity ETF	90,305,164	113,500,573

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2024 were as follows:

Fund	Purchases	Sales

Future Consumer Equity ETF	$16,694,923	$106,048,931

Future Health Care Equity ETF	—	79,963,919

Future Planet Equity ETF	—	84,819,395

Future Real Estate and Infrastructure Equity ETF	—	9,053,532

Future Tech Leaders Equity ETF	10,100,820	90,934,986

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting

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GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2024

7. SECURITIES LENDING (continued)

from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Future Health Care ETF and Future Tech Leaders Equity ETF did not have securities on loan as of August 31, 2024.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2024 are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2024:

Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024

Future Consumer Equity ETF	$747,637	$9,648,879	$ (10,203,163)	$193,353

Future Health Care Equity ETF	—	2,810,885	(2,810,885)	—

Future Planet Equity ETF	1,110,381	14,445,458	(15,536,699)	19,140

Future Real Estate and Infrastructure Equity ETF	—	2,421,466	(2,147,266)	274,200

Future Tech Leaders Equity ETF	—	19,011,370	(19,011,370)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal years ended August 31, 2024 and August 31, 2023 were as follows:

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF	Future Tech Leaders Equity ETF

Distributions paid from:

Ordinary Income	$364,636	$134,205	$1,539,345	$515,373	$431,486

Total taxable distributions	$364,636	$134,205	$1,539,345	$515,373	$431,486

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF	Future Tech Leaders Equity ETF

Distributions paid from:

Ordinary Income	$—	$102	$617,909	$445,287	$48,204

Total taxable distributions	$—	$102	$617,909	$445,287	$48,204

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GOLDMAN SACHS FUTURE ETFS

8. TAX INFORMATION (continued)

As of August 31, 2024, the components of accumulated earnings (losses) on a tax basis were as follows:

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF	Future Tech Leaders Equity ETF

Undistributed ordinary income — net	$468,540	$—	$402,506	$29,037	$—

Capital loss carryforwards:

Perpetual Short-Term	(5,562,105)	(8,772,787)	(1,463,602)	(1,126,022)	(47,059,327)

Perpetual Long-Term	(6,765,273)	(6,256,885)	(7,923,919)	(703,530)	(53,821,144)

Total capital loss carryforwards	(12,327,378)	(15,029,672)	(9,387,521)	(1,829,552)	(100,880,471)

Timing differences — (Qualified Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	(3,161,584)	(1,456,157)	(9,966,801)	(680,035)	(23,485,730)

Unrealized gains (losses) — net	5,250,769	3,419,291	(7,247,474)	(65,188)	20,418,108

Total accumulated earnings (losses) — net	$ (9,769,653)	$ (13,066,538)	$ (26,199,290)	$ (2,545,738)	$ (103,948,093)

As of August 31, 2024, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Future Consumer Equity ETF	Future Health Care Equity ETF	Future Planet Equity ETF	Future Real Estate and Infrastructure Equity ETF

Tax Cost	$56,899,005	$20,755,743	$50,859,581	$16,855,454

Gross unrealized gain	10,574,098	4,635,332	4,330,130	1,215,335

Gross unrealized loss	(5,323,329)	(1,216,041)	(11,577,604)	(1,280,523)

Net unrealized gain (loss)	$5,250,769	$3,419,291	$(7,247,474)	$(65,188)

Future Tech Leaders Equity ETF

Tax Cost	$155,244,705

Gross unrealized gain	34,295,345

Gross unrealized loss	(13,877,237)

Net unrealized gain (loss)	$20,418,108

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from taxable overdistributions, net operating losses and redemption in-kind transactions.

33

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2024

8. TAX INFORMATION (continued)

Fund	Paid in Capital	Total Distributable Earnings

Future Consumer Equity ETF	$8,933,080	$(8,933,080)

Future Health Care Equity ETF	(4,430,916)	4,430,916

Future Planet Equity ETF	(22,267,012)	22,267,012

Future Real Estate and Infrastructure Equity ETF	414,020	(414,020)

Future Tech Leaders Equity ETF	6,043,896	(6,043,896)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Funds invest in foreign securities, and as such the Funds may hold such securities and cash with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles

34

GOLDMAN SACHS FUTURE ETFS

9. OTHER RISKS (continued)

and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investment Style Risk — Different investment styles (e.g., growth, value or quantitative) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Seed Investor Risk — GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments

35

GOLDMAN SACHS FUTURE ETFS

Notes to Financial Statements (continued) August 31, 2024

9. OTHER RISKS (continued)

will be made from the assets of GSAM and/or such affiliates (and not the Fund). There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s Shares.

Thematic Investing Risk — The Fund’s thematic investment strategy limits the universe of investment opportunities available to the Fund and will affect the Fund’s exposure to certain companies, sectors, regions, and countries, which may result in the Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to the Fund’s thematic investment strategy may also affect the Fund’s performance relative to similar funds that do not seek to invest in companies exposed to certain themes. There is no guarantee that the Investment Adviser’s views, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor. In addition, the Investment Adviser is not required to monitor on an ongoing basis whether a current holding continues to be aligned with one or more themes or otherwise associated with certain themes. The Fund is not required to sell, and may instead add to, positions in holdings that no longer continue to be aligned with one or more of the Key Themes or associated with these themes.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Future Real Estate and Infrastructure Equity ETF, and Goldman Sachs Future Tech Leaders Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Future Real Estate and Infrastructure Equity ETF, and Goldman Sachs Future Tech Leaders Equity ETF (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2024, the related statements of operations for the year ended August 31, 2024, the statements of changes in net assets for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2024, and each of the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

37

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Future Consumer Equity ETF, Goldman Sachs Future Health Care Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Future Real Estate and Infrastructure Equity ETF and Goldman Sachs Future Tech Leaders Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange- traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”); (ii) a benchmark performance index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(g)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(h)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(i)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(j)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(k)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(l)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

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GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are actively-managed ETFs that seek long-term growth of capital, except for the Future Planet Equity ETF, which seeks long-term capital appreciation. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2023, and updated information prepared by the Investment Adviser regarding the Funds’ category rankings using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on each Fund’s investment performance was provided for the one-year period ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds. The Trustees observed that the Future Consumer Equity ETF, Future Health Care Equity ETF and Future Tech Leaders Equity ETF had each placed in the third quartile of its respective peer group and underperformed its respective benchmark index for the one-year period ended March 31, 2024. They also noted that the Future Planet Equity ETF had placed in the fourth quartile of the Fund’s peer group and underperformed the Fund’s benchmark index for the one-year period ended March 31, 2024. The Trustees considered that the Future Real Estate and Infrastructure ETF had placed in the third quartile of the Fund’s peer group for the one-year period ended December 31, 2023, and underperformed the Fund’s benchmark index for the one-year period ended March 31, 2024.

39

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. In particular, the Trustees referred to an analysis comparing each Fund’s management fee rate and net expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2023 and 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (f) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (g) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

40

GOLDMAN SACHS FUTURE ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

41

GOLDMAN SACHS FUTURE ETFS

Goldman Sachs ETF Trust – Future ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2024, the total amount of income received by the Future Planet Equity ETF from sources within foreign countries and possessions of the United States was $0.8875 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Future Planet Equity ETF was 69.79%. The total amount of taxes paid by the Future Planet Equity ETF to foreign countries was $0.1892 per share.

For the fiscal year ended August 31, 2024, 100%, 100%, 100%, 56.61%, and 100% of the dividends paid from net investment company taxable income by the Future Consumer Equity ETF, Future Health Care Equity ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF, and Future Tech Leaders Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended August 31, 2024, 43.39% of the dividends paid from net investment company taxable income by the Future Real Estate and Infrastructure Equity ETF qualify as section 199A dividends.

For the fiscal year ended August 31, 2024, 80.55%, 100%, 36.14%, 23.73%, and 100% of the dividends paid from net investment company taxable income by the Future Consumer Equity ETF, Future Health Care Equity ETF, Future Planet Equity ETF, Future Real Estate and Infrastructure Equity ETF, and Future Tech Leaders Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

42

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 © 2024 Goldman Sachs. All rights reserved. FTRETFAR-24

Goldman Sachs Funds Annual Financial Statements August 31, 2024 Goldman Sachs MarketBeta® ETFs Goldman Sachs MarketBeta® Emerging Markets Equity ETF (GSEE) Goldman Sachs MarketBeta® International Equity ETF (GSID) Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF (GGUS) Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF (GVUS) Goldman Sachs MarketBeta® U.S. Equity ETF (GSUS)

Goldman Sachs MarketBeta® ETFs

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 97.9%

Australia – 0.0%
3,910	Yancoal Australia Ltd. (Energy)	$14,311

Brazil – 3.9%
62,891	Ambev SA (Consumer Staples)	142,810
8,387	Atacadao SA (Consumer Staples)*	13,284
78,976	B3 SA – Brasil Bolsa Balcao (Financials)	176,825
20,768	Banco Bradesco SA (Financials)	51,853
21,299	Banco BTG Pactual SA (Financials)	133,737
24,530	Banco do Brasil SA (Financials)	121,799
5,596	Banco Santander Brasil SA (Financials)	31,027
9,582	BB Seguridade Participacoes SA (Financials)	62,145
10,600	BRF SA (Consumer Staples)*	49,095
8,086	Caixa Seguridade Participacoes SA (Financials)	23,344
14,961	CCR SA (Industrials)	35,003
16,553	Centrais Eletricas Brasileiras SA (Utilities)	122,029
4,851	Cia de Saneamento Basico do Estado de Sao Paulo (Utilities)	81,143
1	Cia Energetica de Minas Gerais (Utilities)	2
11,034	Cia Paranaense de Energia (Utilities)	18,275
9,407	Cia Siderurgica Nacional SA (Materials)	19,700
17,504	Cosan SA (Energy)	41,293
2,945	CPFL Energia SA (Utilities)	17,727
6,619	CSN Mineracao SA (Materials)	6,639
9,800	Embraer SA (Industrials)*	81,037
4,051	Energisa SA (Utilities)	33,841
9,002	Eneva SA (Utilities)*	20,871
2,743	Engie Brasil Energia SA (Utilities)	21,873
15,561	Equatorial Energia SA (Utilities)	93,971
66,899	Hapvida Participacoes e Investimentos SA (Health Care)*(a)	50,086
5,947	Hypera SA (Health Care)	29,970
6,424	Itau Unibanco Holding SA (Financials)	36,083
13,103	Klabin SA (Materials)	49,952
12,222	Localiza Rent a Car SA (Industrials)	89,281
14,294	Lojas Renner SA (Consumer Discretionary)	42,933
3,770	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	17,068
11,924	Natura & Co. Holding SA (Consumer Staples)	28,529
3,057	Neoenergia SA (Utilities)	10,742
45,300	NU Holdings Ltd., Class A (Financials)*	678,141

Shares	Description	Value

Common Stocks – (continued)

Brazil – (continued)
2,664	Pagseguro Digital Ltd., Class A (Financials)*	$29,490
52,818	Petroleo Brasileiro SA (Energy)	400,474
2,552	Porto Seguro SA (Financials)	15,348
11,465	PRIO SA (Energy)	94,825
17,948	Raia Drogasil SA (Consumer Staples)	87,343
14,044	Rede D’Or Sao Luiz SA (Health
	Care)(a)	79,181
17,383	Rumo SA (Industrials)	67,067
19,938	Sendas Distribuidora SA (Consumer Staples)*	33,692
3,607	StoneCo Ltd., Class A (Financials)*	47,829
9,886	Suzano SA (Materials)	96,009
5,800	Telefonica Brasil SA (Communication Services)	53,081
11,796	TIM SA (Communication Services)	37,200
7,829	TOTVS SA (Information Technology)	41,431
10,322	Ultrapar Participacoes SA (Energy)	42,576
55,986	Vale SA (Materials)	588,993
15,907	Vibra Energia SA (Consumer Discretionary)	72,242
21,165	WEG SA (Industrials)	202,370
5,534	XP, Inc., Class A (Financials)	101,881

		4,523,140

Chile – 0.4%
624,122	Banco de Chile (Financials)	78,687
1,319	Banco de Credito e Inversiones SA (Financials)	40,265
912,575	Banco Santander Chile (Financials)	46,778
18,135	Cencosud SA (Consumer Staples)	36,590
226,468	Cia Sud Americana de Vapores SA (Industrials)	13,713
17,654	Empresas CMPC SA (Materials)	30,383
6,202	Empresas Copec SA (Consumer Discretionary)	40,499
288,881	Enel Americas SA (Utilities)	30,845
345,953	Enel Chile SA (Utilities)	18,680
16,825	Falabella SA (Consumer Discretionary)*	59,270
6,274,098	Latam Airlines Group SA (Industrials)	80,813
4,057	Quinenco SA (Industrials)	14,159

		490,682

China – 23.1%
6,365	360 Security Technology, Inc., Class A (Information Technology)	6,287

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,268	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	$2,496
200	3peak, Inc., Class A (Information Technology)*	2,251
9,992	AAC Technologies Holdings, Inc. (Information Technology)	42,464
700	Accelink Technologies Co. Ltd., Class A (Information Technology)	2,877
200	ACM Research Shanghai, Inc., Class A (Information Technology)	2,582
578	Advanced Micro-Fabrication Equipment Inc China, Class A (Information Technology)	11,014
724	AECC Aero-Engine Control Co. Ltd., Class A (Industrials)	1,955
2,062	AECC Aviation Power Co. Ltd., Class A (Industrials)	10,329
68,744	Agricultural Bank of China Ltd., Class A (Financials)	43,844
403,620	Agricultural Bank of China Ltd., Class H (Financials)	178,515
8,502	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	11,637
450	AIMA Technology Group Co. Ltd., Class A (Consumer Discretionary)	1,869
8,884	Air China Ltd., Class A (Industrials)*	8,750
26,611	Air China Ltd., Class H (Industrials)*(b)	11,394
2,426	Airtac International Group (Industrials)	65,598
1,300	Aisino Corp., Class A (Information Technology)	1,438
5,776	Akeso, Inc. (Health Care)*(a)	36,357
223,507	Alibaba Group Holding Ltd. (Consumer Discretionary)	2,333,809
12,764	Aluminum Corp. of China Ltd., Class A (Materials)	12,301
55,647	Aluminum Corp. of China Ltd., Class H (Materials)	34,885
578	Amlogic Shanghai Co. Ltd., Class A (Information Technology)	4,433
1,900	An Hui Wenergy Co. Ltd., Class A (Utilities)	2,279
400	Andon Health Co. Ltd., Class A (Health Care)	2,380
5,654	Angang Steel Co. Ltd., Class A (Materials)*	1,620
21,822	Angang Steel Co. Ltd., Class H (Materials)*(b)	3,161
731	Angel Yeast Co. Ltd., Class A (Consumer Staples)	3,224

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,673	Anhui Conch Cement Co. Ltd., Class A (Materials)	$10,842
17,450	Anhui Conch Cement Co. Ltd., Class H (Materials)	37,762
5,716	Anhui Expressway Co. Ltd., Class H (Industrials)	6,756
1,195	Anhui Gujing Distillery Co. Ltd., Class A (Consumer Staples)	29,006
1,800	Anhui Jianghuai Automobile Group Corp. Ltd., Class A (Consumer Discretionary)	5,108
305	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	1,569
562	Anhui Yingjia Distillery Co. Ltd., Class A (Consumer Staples)	3,989
181	Anjoy Foods Group Co. Ltd., Class A (Consumer Staples)	1,949
390	Anker Innovations Technology Co. Ltd., Class A (Information Technology)	3,471
18,268	ANTA Sports Products Ltd. (Consumer Discretionary)	179,860
843	Apeloa Pharmaceutical Co. Ltd., Class A (Health Care)	1,768
700	Asia - Potash International Investment Guangzhou Co. Ltd., Class A (Materials)*	1,716
174	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	1,563
353	Asymchem Laboratories Tianjin Co. Ltd., Class H (Health Care)(a)	1,878
300	Autobio Diagnostics Co. Ltd., Class A (Health Care)	1,729
941	Autohome, Inc. ADR (Communication Services)	23,676
1,439	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	7,269
8,230	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	2,601
35,300	AviChina Industry & Technology Co. Ltd., Class H (Industrials)	15,115
300	AVICOPTER PLC, Class A (Industrials)	1,638
4,400	BAIC BluePark New Energy Technology Co. Ltd., Class A (Consumer Discretionary)*	4,166
31,450	Baidu, Inc., Class A (Communication Services)*	334,441
20,523	Bank of Beijing Co. Ltd., Class A (Financials)	15,203
3,400	Bank of Changsha Co. Ltd., Class A (Financials)	3,459

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,395	Bank of Chengdu Co. Ltd., Class A (Financials)	$6,673
34,911	Bank of China Ltd., Class A (Financials)	23,596
1,193,108	Bank of China Ltd., Class H (Financials)	541,460
6,000	Bank of Chongqing Co. Ltd., Class H (Financials)	3,800
33,603	Bank of Communications Co. Ltd., Class A (Financials)	33,712
103,276	Bank of Communications Co. Ltd., Class H (Financials)	74,805
2,900	Bank of Guiyang Co. Ltd., Class A (Financials)	2,062
5,510	Bank of Hangzhou Co. Ltd., Class A (Financials)	9,905
15,662	Bank of Jiangsu Co. Ltd., Class A (Financials)	17,171
9,184	Bank of Nanjing Co. Ltd., Class A (Financials)	12,855
5,952	Bank of Ningbo Co. Ltd., Class A (Financials)	17,007
13,454	Bank of Shanghai Co. Ltd., Class A (Financials)	13,441
2,900	Bank of Suzhou Co. Ltd., Class A (Financials)	2,868
6,736	Bank of Zhengzhou Co. Ltd., Class A (Financials)*	1,654
18,647	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	15,682
7,827	BBMG Corp., Class A (Materials)	1,480
9,400	BeiGene Ltd. (Health Care)*	140,872
6,100	Beijing Capital Eco- Environment Protection Group Co. Ltd., Class A (Utilities)	2,393
300	Beijing Compass Technology Development Co. Ltd., Class A (Financials)*	1,512
3,954	Beijing Dabeinong Technology Group Co. Ltd., Class A (Consumer Staples)	2,226
181	Beijing Easpring Material Technology Co. Ltd., Class A (Industrials)	778
700	Beijing E-Hualu Information Technology Co. Ltd., Class A (Information Technology)*	1,474
2,349	Beijing Enlight Media Co. Ltd., Class A (Communication Services)	2,360
7,380	Beijing Enterprises Holdings Ltd. (Utilities)	23,936
60,179	Beijing Enterprises Water Group Ltd. (Utilities)	17,590
200	Beijing Huafeng Test & Control Technology Co. Ltd., Class A (Information Technology)	2,459

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,900	Beijing Jingneng Power Co. Ltd., Class A (Utilities)	$2,323
378	Beijing Kingsoft Office Software, Inc., Class A (Information Technology)	9,719
1,011	Beijing New Building Materials PLC, Class A (Industrials)	3,686
2,200	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A (Materials)	3,384
2,730	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	1,344
280	Beijing Roborock Technology Co. Ltd., Class A (Consumer Discretionary)	8,945
1,443	Beijing Shiji Information Technology Co. Ltd., Class A (Information Technology)	1,087
2,068	Beijing Shougang Co. Ltd., Class A (Materials)	800
1,560	Beijing Tiantan Biological Products Corp. Ltd., Class A (Health Care)	5,232
1,124	Beijing Tongrentang Co. Ltd., Class A (Health Care)	5,578
571	Beijing United Information Technology Co. Ltd., Class A (Industrials)	1,589
590	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	5,910
2,200	Beijing Yanjing Brewery Co. Ltd., Class A (Consumer Staples)	3,008
36,200	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	27,736
6,900	Beiqi Foton Motor Co. Ltd., Class A (Consumer Discretionary)*	2,249
253	Bethel Automotive Safety Systems Co. Ltd., Class A (Consumer Discretionary)	1,328
181	Betta Pharmaceuticals Co. Ltd., Class A (Health Care)	907
434	BGI Genomics Co. Ltd., Class A (Health Care)	2,214
4,032	Bilibili, Inc., Class Z (Communication Services)*	59,236
368	Biwin Storage Technology Co. Ltd., Class A (Information Technology)*	2,347
578	Bloomage Biotechnology Corp. Ltd., Class A (Health Care)	4,102
2,200	Bluefocus Intelligent Communications Group Co. Ltd., Class A (Communication Services)	1,661

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,953	BOC Aviation Ltd. (Industrials)(a)	$25,440
51,199	BOC Hong Kong Holdings Ltd. (Financials)	161,465
2,068	BOC International China Co. Ltd., Class A (Financials)	2,603
35,037	BOE Technology Group Co. Ltd., Class A (Information Technology)	19,083
41,750	Brilliance China Automotive Holdings Ltd. (Consumer Discretionary)	17,395
1,000	BTG Hotels Group Co. Ltd., Class A (Consumer Discretionary)	1,661
1,595	BYD Co. Ltd., Class A (Consumer Discretionary)	56,134
14,238	BYD Co. Ltd., Class H (Consumer Discretionary)	440,260
849	By-health Co. Ltd., Class A (Consumer Staples)	1,353
8,514	C&D International Investment Group Ltd. (Real Estate)	13,775
2,200	Caida Securities Co. Ltd., Class A (Financials)	1,779
3,957	Caitong Securities Co. Ltd., Class A (Financials)	3,640
357	Cambricon Technologies Corp. Ltd., Class A (Information Technology)*	12,930
710	Canmax Technologies Co. Ltd., Class A (Materials)	1,666
1,100	Capital Securities Co. Ltd., Class A (Financials)	3,002
712	Cathay Biotech, Inc., Class A (Materials)	3,626
16,400	CCOOP Group Co. Ltd., Class A (Consumer Discretionary)*	3,888
3,400	CECEP Solar Energy Co. Ltd., Class A (Utilities)	2,020
5,097	CECEP Wind-Power Corp., Class A (Utilities)	2,014
562	CETC Cyberspace Security Technology Co. Ltd., Class A (Information Technology)	990
13,586	CGN Power Co. Ltd., Class A (Utilities)	9,163
153,626	CGN Power Co. Ltd., Class H (Utilities)(a)	62,629
381	Changchun High-Tech Industry Group Co. Ltd., Class A (Health Care)	4,426
5,088	Changjiang Securities Co. Ltd., Class A (Financials)	3,554
181	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A (Consumer Discretionary)	2,980

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,421	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	$6,296
2,600	Chengdu Xingrong Environment Co. Ltd., Class A (Utilities)	2,458
843	Chengxin Lithium Group Co. Ltd., Class A (Materials)	1,425
1,300	Chifeng Jilong Gold Mining Co. Ltd., Class A (Materials)	3,190
700	China Automotive Engineering Research Institute Co. Ltd., Class A (Consumer Discretionary)	1,627
2,349	China Baoan Group Co. Ltd., Class A (Industrials)	2,519
132,516	China Cinda Asset Management Co. Ltd., Class H (Financials)	10,703
5,401	China CITIC Bank Corp. Ltd., Class A (Financials)	4,687
147,828	China CITIC Bank Corp. Ltd., Class H (Financials)	85,471
3,005	China Coal Energy Co. Ltd., Class A (Energy)	5,627
29,708	China Coal Energy Co. Ltd., Class H (Energy)	35,495
2,200	China Coal Xinji Energy Co. Ltd., Class A (Energy)	2,514
35,258	China Communications Services Corp. Ltd., Class H (Industrials)	18,035
8,788	China Construction Bank Corp., Class A (Financials)	9,337
1,343,618	China Construction Bank Corp., Class H (Financials)	950,819
3,668	China CSSC Holdings Ltd., Class A (Industrials)	19,859
14,691	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	7,856
30,778	China Eastern Airlines Corp. Ltd., Class H (Industrials)*	7,891
28,957	China Energy Engineering Corp. Ltd., Class A (Industrials)	8,703
91,667	China Energy Engineering Corp. Ltd., Class H (Industrials)	9,754
39,151	China Everbright Bank Co. Ltd., Class A (Financials)	16,904
104,004	China Everbright Bank Co. Ltd., Class H (Financials)	31,200
49,833	China Everbright Environment Group Ltd. (Industrials)	22,871
49,856	China Feihe Ltd. (Consumer Staples)(a)	26,780
1,300	China Film Co. Ltd., Class A (Communication Services)	1,823
5,800	China First Heavy Industries Co. Ltd., Class A (Industrials)*	1,882

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,505	China Galaxy Securities Co. Ltd., Class A (Financials)	$8,645
52,339	China Galaxy Securities Co. Ltd., Class H (Financials)	27,711
2,068	China Great Wall Securities Co. Ltd., Class A (Financials)	1,970
2,737	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)*	3,101
3,700	China Hainan Rubber Industry Group Co. Ltd., Class A (Materials)	2,496
33,704	China Hongqiao Group Ltd. (Materials)	46,233
2,005	China International Capital Corp. Ltd., Class A (Financials)	8,088
22,275	China International Capital Corp. Ltd., Class H (Financials)(a)	23,902
2,374	China International Marine Containers Group Co. Ltd., Class A (Industrials)	2,516
6,058	China International Marine Containers Group Co. Ltd., Class H (Industrials)	4,419
3,662	China Jushi Co. Ltd., Class A (Materials)	5,172
1,674	China Life Insurance Co. Ltd., Class A (Financials)	7,885
106,169	China Life Insurance Co. Ltd., Class H (Financials)	160,879
5,397	China Literature Ltd. (Communication Services)*(a)	17,090
49,285	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	38,541
18,561	China Medical System Holdings Ltd. (Health Care)	16,942
17,998	China Merchants Bank Co. Ltd., Class A (Financials)	81,647
53,993	China Merchants Bank Co. Ltd., Class H (Financials)	223,921
7,446	China Merchants Energy Shipping Co. Ltd., Class A (Energy)	7,890
4,468	China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A (Industrials)	7,591
16,828	China Merchants Port Holdings Co. Ltd. (Industrials)	25,241
6,879	China Merchants Securities Co. Ltd., Class A (Financials)	14,201
6,873	China Merchants Securities Co. Ltd., Class H (Financials)(a)(b)	5,207
5,941	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	7,737

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
33,132	China Minsheng Banking Corp. Ltd., Class A (Financials)	$16,035
103,619	China Minsheng Banking Corp. Ltd., Class H (Financials)	37,327
64,648	China National Building Material Co. Ltd., Class H (Materials)	18,648
5,659	China National Chemical Engineering Co. Ltd., Class A (Industrials)	5,478
700	China National Medicines Corp. Ltd., Class A (Health Care)	2,908
17,459	China National Nuclear Power Co. Ltd., Class A (Utilities)	26,951
460	China National Software & Service Co. Ltd., Class A (Information Technology)*	2,000
16,252	China Nonferrous Mining Corp. Ltd. (Materials)	11,459
3,172	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	7,528
843	China Oilfield Services Ltd., Class A (Energy)	1,762
28,285	China Oilfield Services Ltd., Class H (Energy)	26,507
52,938	China Overseas Land & Investment Ltd. (Real Estate)	84,018
19,129	China Overseas Property Holdings Ltd. (Real Estate)	11,673
6,072	China Pacific Insurance Group Co. Ltd., Class A (Financials)	25,395
36,045	China Pacific Insurance Group Co. Ltd., Class H (Financials)	94,036
25,138	China Petroleum & Chemical Corp., Class A (Energy)	24,155
342,609	China Petroleum & Chemical Corp., Class H (Energy)	232,786
4,400	China Petroleum Engineering Corp., Class A (Energy)	1,987
72,545	China Power International Development Ltd. (Utilities)	33,202
4,113	China Railway Construction Heavy Industry Corp. Ltd., Class A (Industrials)	2,054
19,086	China Railway Group Ltd., Class A (Industrials)	15,512
57,464	China Railway Group Ltd., Class H (Industrials)	26,668
5,826	China Railway Signal & Communication Corp. Ltd., Class A (Information Technology)	4,275
25,329	China Railway Signal & Communication Corp. Ltd., Class H (Information Technology)(a)	9,157

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
843	China Rare Earth Resources And Technology Co. Ltd., Class A (Materials)	$2,641
22,260	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	69,202
900	China Resources Double Crane Pharmaceutical Co. Ltd., Class A (Health Care)	2,616
13,169	China Resources Gas Group Ltd. (Utilities)	44,401
41,155	China Resources Land Ltd. (Real Estate)	116,864
851	China Resources Microelectronics Ltd., Class A (Information Technology)	4,168
9,001	China Resources Mixc Lifestyle Services Ltd. (Real Estate)(a)	29,886
24,373	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	17,185
26,299	China Resources Power Holdings Co. Ltd. (Utilities)	71,476
1,095	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	6,942
87,800	China Ruyi Holdings Ltd. (Communication Services)*(b)	25,438
5,268	China Shenhua Energy Co. Ltd., Class A (Energy)	30,142
48,189	China Shenhua Energy Co. Ltd., Class H (Energy)	208,191
1,300	China South Publishing & Media Group Co. Ltd., Class A (Communication Services)	2,319
10,189	China Southern Airlines Co. Ltd., Class A (Industrials)*	8,195
25,846	China Southern Airlines Co. Ltd., Class H (Industrials)*	9,079
2,200	China Southern Power Grid Energy Efficiency & Clean Energy Co. Ltd., Class A (Industrials)	1,254
1,000	China Southern Power Grid Energy Storage Co. Ltd., Class A (Utilities)	1,372
35,573	China State Construction Engineering Corp. Ltd., Class A (Industrials)	27,055
25,572	China State Construction International Holdings Ltd. (Industrials)	36,455
1,305	China Suntien Green Energy Corp. Ltd., Class A (Energy)	1,283
27,014	China Suntien Green Energy Corp. Ltd., Class H (Energy)	11,428
19,878	China Taiping Insurance Holdings Co. Ltd. (Financials)	25,789

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
26,711	China Three Gorges Renewables Group Co. Ltd., Class A (Utilities)	$17,224
1,704	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	14,669
1,326	China Tourism Group Duty Free Corp. Ltd., Class H (Consumer Discretionary)(a)	7,777
619,052	China Tower Corp. Ltd., Class H (Communication Services)(a)	76,187
48,527	China Traditional Chinese Medicine Holdings Co. Ltd. (Health Care)*	26,377
29,541	China United Network Communications Ltd., Class A (Communication Services)	19,341
9,061	China Vanke Co. Ltd., Class A (Real Estate)*	8,643
33,070	China Vanke Co. Ltd., Class H (Real Estate)*	17,424
4,400	China XD Electric Co. Ltd., Class A (Industrials)	4,290
20,527	China Yangtze Power Co. Ltd., Class A (Utilities)	85,097
562	China Zhenhua Group Science & Technology Co. Ltd., Class A (Information Technology)	2,991
17,076	China Zheshang Bank Co. Ltd., Class A (Financials)	6,313
49,757	China Zheshang Bank Co. Ltd., Class H (Financials)	13,140
1,200	Chinese Universe Publishing and Media Group Co. Ltd., Class A (Communication Services)	2,333
447	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)	3,508
11,897	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	20,296
8,770	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	6,175
36,420	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	17,742
300	Chongqing Taiji Industry Group Co. Ltd., Class A (Health Care)	958
1,922	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	6,251
90,772	CITIC Ltd. (Industrials)	90,651
1,305	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	2,123
10,487	CITIC Securities Co. Ltd., Class A (Financials)	28,544

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
26,162	CITIC Securities Co. Ltd., Class H (Financials)	$39,509
15,998	CMOC Group Ltd., Class A (Materials)	16,908
51,801	CMOC Group Ltd., Class H (Materials)	42,236
786	CNGR Advanced Material Co. Ltd., Class A (Materials)	3,205
5,400	CNOOC Energy Technology & Services Ltd., Class A (Energy)	3,276
3,392	CNPC Capital Co. Ltd., Class A (Financials)	2,494
1,800	COFCO Sugar Holding Co. Ltd., Class A (Consumer Staples)	2,095
3,809	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	99,076
9,051	COSCO SHIPPING Development Co. Ltd., Class A (Industrials)	3,014
51,000	COSCO SHIPPING Development Co. Ltd., Class H (Industrials)	6,146
3,392	COSCO SHIPPING Energy Transportation Co. Ltd., Class A (Energy)	6,988
18,242	COSCO SHIPPING Energy Transportation Co. Ltd., Class H (Energy)	20,042
11,833	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)	20,904
44,996	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)	61,722
203,775	Country Garden Holdings Co. Ltd. (Real Estate)*(b)(c)	—
33,517	Country Garden Services Holdings Co. Ltd. (Real Estate)	19,207
22,300	CRRC Corp. Ltd., Class A (Industrials)	22,467
62,555	CRRC Corp. Ltd., Class H (Industrials)	37,932
2,592	CSC Financial Co. Ltd., Class A (Financials)	7,030
14,194	CSC Financial Co. Ltd., Class H (Financials)(a)	9,608
840	CSPC Innovation Pharmaceutical Co. Ltd., Class A (Health Care)	2,873
1,000	CSSC Science & Technology Co. Ltd., Class A (Industrials)	1,594
13,868	Daqin Railway Co. Ltd., Class A (Industrials)	11,956
718	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	1,369

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,654	Datang International Power Generation Co. Ltd., Class A (Utilities)	$2,170
43,804	Datang International Power Generation Co. Ltd., Class H (Utilities)	8,367
2,730	DHC Software Co. Ltd., Class A (Information Technology)	1,753
726	Do-Fluoride New Materials Co. Ltd., Class A (Materials)	1,022
458	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	3,223
2,203	Dongfang Electric Corp. Ltd., Class A (Industrials)	4,246
5,296	Dongfang Electric Corp. Ltd., Class H (Industrials)(b)	6,131
29,489	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)*	7,939
11,000	Dongguan Rural Commercial Bank Co. Ltd., Class H (Financials)	7,023
2,765	Dongxing Securities Co. Ltd., Class A (Financials)	3,191
6,721	East Buy Holding Ltd. (Consumer Staples)*(a)(b)	11,201
13,881	East Money Information Co. Ltd., Class A (Financials)	21,153
1,200	Eastern Air Logistics Co. Ltd., Class A (Industrials)*	2,697
281	Eastroc Beverage Group Co. Ltd., Class A (Consumer Staples)	9,038
5,100	Easyhome New Retail Group Co. Ltd., Class A (Consumer Discretionary)	1,857
562	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	3,185
300	Empyrean Technology Co. Ltd., Class A (Information Technology)	3,129
10,872	ENN Energy Holdings Ltd. (Utilities)	70,943
1,930	ENN Natural Gas Co. Ltd., Class A (Utilities)	4,812
640	Eoptolink Technology, Inc. Ltd., Class A (Information Technology)	8,470
1,800	Eve Energy Co. Ltd., Class A (Industrials)	8,509
3,547	Everbright Securities Co. Ltd., Class A (Financials)	7,352
4,200	Everbright Securities Co. Ltd., Class H (Financials)(a)	2,746
8,870	Everdisplay Optronics Shanghai Co. Ltd., Class A (Information Technology)*	2,641

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,120	Fangda Carbon New Material Co. Ltd., Class A (Industrials)	$2,401
23,845	Far East Horizon Ltd. (Financials)	16,660
945	Farasis Energy Gan Zhou Co. Ltd., Class A (Industrials)*	1,245
2,083	FAW Jiefang Group Co. Ltd., Class A (Industrials)	2,272
1,000	Fiberhome Telecommunication Technologies Co. Ltd., Class A (Information Technology)	2,039
3,954	First Capital Securities Co. Ltd., Class A (Financials)	2,929
979	Flat Glass Group Co. Ltd., Class A (Information Technology)	2,329
6,661	Flat Glass Group Co. Ltd., Class H (Information Technology)(b)	9,052
13,340	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	10,786
3,692	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	19,275
7,300	Founder Securities Co. Ltd., Class A (Financials)	7,159
9,194	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	26,556
1,800	Fujian Funeng Co. Ltd., Class A (Utilities)	2,520
420	Fujian Kuncai Material Technology Co. Ltd., Class A (Materials)	1,908
864	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	1,484
10,723	Full Truck Alliance Co. Ltd. ADR (Industrials)	77,742
1,674	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	11,312
8,552	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	48,843
1,433	GalaxyCore, Inc., Class A (Information Technology)	2,228
300	Gan & Lee Pharmaceuticals Co. Ltd., Class A (Health Care)	1,730
1,122	Ganfeng Lithium Group Co. Ltd., Class A (Materials)	4,327
6,053	Ganfeng Lithium Group Co. Ltd., Class H (Materials)(a)	13,440
100	G-bits Network Technology Xiamen Co. Ltd., Class A (Communication Services)	2,729
17,078	GD Power Development Co. Ltd., Class A (Utilities)	12,892

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
13,629	GDS Holdings Ltd., Class A (Information Technology)*	$29,039
4,235	GEM Co. Ltd., Class A (Materials)	3,568
3,824	Gemdale Corp., Class A (Real Estate)	1,899
17,141	Genscript Biotech Corp. (Health Care)*(b)	25,974
5,652	GF Securities Co. Ltd., Class A (Financials)	9,443
15,205	GF Securities Co. Ltd., Class H (Financials)	12,183
6,728	Giant Biogene Holding Co. Ltd. (Consumer Staples)(a)	35,579
1,800	Giant Network Group Co. Ltd., Class A (Communication Services)	2,426
448	GigaDevice Semiconductor, Inc., Class A (Information Technology)*	4,575
322	Ginlong Technologies Co. Ltd., Class A (Industrials)	2,708
1,000	Glodon Co. Ltd., Class A (Information Technology)	1,462
2,890	GoerTek, Inc., Class A (Information Technology)	8,661
2,761	Goldwind Science & Technology Co. Ltd., Class A (Industrials)	3,218
12,100	Goldwind Science & Technology Co. Ltd., Class H (Industrials)(b)	7,011
504	Goneo Group Co. Ltd., Class A (Industrials)	4,819
1,124	Gotion High-tech Co. Ltd., Class A (Industrials)	2,959
1,955	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	6,389
34,750	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	49,984
5,097	Gree Electric Appliances, Inc. of Zhuhai, Class A (Consumer Discretionary)	28,552
8,900	Greenland Holdings Corp. Ltd., Class A (Real Estate)*	1,771
15,572	Greentown China Holdings Ltd. (Real Estate)	12,337
2,200	GRG Banking Equipment Co. Ltd., Class A (Information Technology)	2,924
1,800	Guangdong Electric Power Development Co. Ltd., Class A (Utilities)	1,090
1,268	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	6,922

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,600	Guangdong HEC Technology Holding Co. Ltd., Class A (Materials)	$2,465
39,797	Guangdong Investment Ltd. (Utilities)	22,550
6,222	Guanghui Energy Co. Ltd., Class A (Energy)	5,233
4,800	Guangshen Railway Co. Ltd., Class A (Industrials)	2,235
20,423	Guangshen Railway Co. Ltd., Class H (Industrials)	5,577
4,297	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	4,487
44,107	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	14,080
1,800	Guangzhou Baiyun International Airport Co. Ltd., Class A (Industrials)	2,319
1,116	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	4,534
3,414	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care)	8,508
1,800	Guangzhou Haige Communications Group, Inc. Co., Class A (Information Technology)	2,299
447	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	1,735
458	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A (Information Technology)	2,034
1,786	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	3,616
2,385	Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A (Financials)	1,683
1,800	Guolian Securities Co. Ltd., Class A (Financials)	2,454
6,160	Guolian Securities Co. Ltd., Class H (Financials)	2,251
4,262	Guosen Securities Co. Ltd., Class A (Financials)	5,436
6,742	Guotai Junan Securities Co. Ltd., Class A (Financials)	14,041
10,924	Guotai Junan Securities Co. Ltd., Class H (Financials)(a)	11,610
4,236	Guoyuan Securities Co. Ltd., Class A (Financials)	3,795
2,714	H World Group Ltd. ADR (Consumer Discretionary)	82,614
25,331	Haidilao International Holding Ltd. (Consumer Discretionary)(a)	42,606

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,655	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	$19,733
33,126	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	102,133
38,200	Hainan Airlines Holding Co. Ltd., Class A (Industrials)*	5,714
10,200	Hainan Airport Infrastructure Co. Ltd., Class A (Real Estate)*	4,548
700	Haisco Pharmaceutical Group Co. Ltd., Class A (Health Care)	3,082
8,465	Haitian International Holdings Ltd. (Industrials)	23,657
8,626	Haitong Securities Co. Ltd., Class A (Financials)	10,492
39,476	Haitong Securities Co. Ltd., Class H (Financials)	17,561
705	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	1,914
1,000	Hang Zhou Great Star Industrial Co. Ltd., Class A (Consumer Discretionary)	3,773
980	Hangcha Group Co. Ltd., Class A (Industrials)	2,432
700	Hangjin Technology Co. Ltd., Class A (Materials)	1,555
2,730	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A (Real Estate)	3,243
562	Hangzhou Chang Chuan Technology Co. Ltd., Class A (Information Technology)	2,423
2,332	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	5,064
562	Hangzhou Lion Microelectronics Co. Ltd., Class A (Information Technology)	1,561
843	Hangzhou Oxygen Plant Group Co. Ltd., Class A (Materials)	2,157
711	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	1,859
843	Hangzhou Silan Microelectronics Co. Ltd., Class A (Information Technology)*	2,251
574	Hangzhou Tigermed Consulting Co. Ltd., Class A (Health Care)	4,120
1,930	Hangzhou Tigermed Consulting Co. Ltd., Class H (Health Care)(a)	7,287
15,331	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	39,230
562	Haohua Chemical Science & Technology Co. Ltd., Class A (Materials)	2,134

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
700	Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A (Consumer Staples)	$1,784
420	Hebei Sinopack Electronic Technology Co. Ltd., Class A (Information Technology)	2,310
1,000	Hebei Yangyuan Zhihui Beverage Co. Ltd., Class A (Consumer Staples)	2,617
700	Hefei Meiya Optoelectronic Technology, Inc., Class A (Industrials)	1,278
1,300	Heilongjiang Agriculture Co. Ltd., Class A (Consumer Staples)	2,364
1,200	Henan Pinggao Electric Co. Ltd., Class A (Industrials)	3,112
2,068	Henan Shenhuo Coal Industry & Electricity Power Co. Ltd., Class A (Materials)	4,392
2,730	Henan Shuanghui Investment & Development Co. Ltd., Class A (Consumer Staples)	8,945
8,602	Hengan International Group Co. Ltd. (Consumer Staples)	27,624
1,305	Hengdian Group DMEGC Magnetics Co. Ltd., Class A (Information Technology)	2,223
5,659	Hengli Petrochemical Co. Ltd., Class A (Materials)	10,724
2,068	Hengtong Optic-electric Co. Ltd., Class A (Information Technology)	4,126
3,952	Hengyi Petrochemical Co. Ltd., Class A (Materials)	3,390
9,199	Hesteel Co. Ltd., Class A (Materials)	2,388
800	Hisense Home Appliances Group Co. Ltd., Class A (Consumer Discretionary)	2,743
4,936	Hisense Home Appliances Group Co. Ltd., Class H (Consumer Discretionary)	12,782
1,000	Hisense Visual Technology Co. Ltd., Class A (Consumer Discretionary)	2,208
424	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	6,157
2,900	HLA Group Corp. Ltd., Class A (Consumer Discretionary)	2,435
1,800	Hongta Securities Co. Ltd., Class A (Financials)	1,679
562	Hoshine Silicon Industry Co. Ltd., Class A (Materials)	3,952
200	Hoymiles Power Electronics, Inc., Class A (Industrials)	3,735

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
459	Hoyuan Green Energy Co. Ltd., Class A (Information Technology)	$909
11,852	Hua Hong Semiconductor Ltd. (Information Technology)(a)	25,830
4,100	Huaan Securities Co. Ltd., Class A (Financials)	2,609
6,095	Huadian Power International Corp. Ltd., Class A (Utilities)	4,773
27,464	Huadian Power International Corp. Ltd., Class H (Utilities)(b)	14,506
1,421	Huadong Medicine Co. Ltd., Class A (Health Care)	5,911
4,373	Huafon Chemical Co. Ltd., Class A (Materials)	4,572
700	Huagong Tech Co. Ltd., Class A (Information Technology)	2,952
2,068	Huaibei Mining Holdings Co. Ltd., Class A (Materials)	4,219
1,302	Hualan Biological Engineering, Inc., Class A (Health Care)	2,769
300	Huali Industrial Group Co. Ltd., Class A (Consumer Discretionary)	2,739
4,511	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	6,995
6,765	Huaneng Power International, Inc., Class A (Utilities)	6,625
59,876	Huaneng Power International, Inc., Class H (Utilities)	34,619
7,165	Huatai Securities Co. Ltd., Class A (Financials)	12,718
19,890	Huatai Securities Co. Ltd., Class H (Financials)(a)	21,903
2,613	Huaxi Securities Co. Ltd., Class A (Financials)	2,397
11,848	Huaxia Bank Co. Ltd., Class A (Financials)	10,064
300	Huaxia Eye Hospital Group Co. Ltd., Class A (Health Care)	726
1,124	Huaxin Cement Co. Ltd., Class A (Materials)	1,697
2,731	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	5,684
800	Hubei Dinglong Co. Ltd., Class A (Materials)*	2,212
3,673	Hubei Energy Group Co. Ltd., Class A (Utilities)	2,441
300	Hubei Feilihua Quartz Glass Co. Ltd., Class A (Materials)	1,333
700	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A (Health Care)	2,913
843	Hubei Xingfa Chemicals Group Co. Ltd., Class A (Materials)	2,240

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
562	Huizhou Desay Sv Automotive Co. Ltd., Class A (Consumer Discretionary)	$7,231
1,124	Humanwell Healthcare Group Co. Ltd., Class A (Health Care)	3,180
1,000	Hunan Gold Corp. Ltd., Class A (Materials)	2,200
6,884	Hunan Valin Steel Co. Ltd., Class A (Materials)	3,866
600	Hunan Yuneng New Energy Battery Material Co. Ltd., Class A (Industrials)	2,233
1,654	Hundsun Technologies, Inc., Class A (Information Technology)	3,811
298	Hwatsing Technology Co. Ltd., Class A (Information Technology)	5,687
5,191	Hygeia Healthcare Holdings Co. Ltd. (Health Care)*(a)	13,030
1,932	Hygon Information Technology Co. Ltd., Class A (Information Technology)	21,643
1,124	IEIT Systems Co. Ltd., Class A (Information Technology)	5,135
2,066	Iflytek Co. Ltd., Class A (Information Technology)	10,025
700	IKD Co. Ltd., Class A (Consumer Discretionary)	1,215
253	Imeik Technology Development Co. Ltd., Class A (Health Care)	5,175
55,958	Industrial & Commercial Bank of China Ltd., Class A (Financials)	47,217
986,105	Industrial & Commercial Bank of China Ltd., Class H (Financials)	567,613
18,411	Industrial Bank Co. Ltd., Class A (Financials)	42,891
6,203	Industrial Securities Co. Ltd., Class A (Financials)	4,525
181	Ingenic Semiconductor Co. Ltd., Class A (Information Technology)	1,192
42,621	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)*	8,660
1,800	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A (Energy)	4,394
3,911	Inner Mongolia ERDOS Resources Co. Ltd., Class A (Materials)	4,763
7,700	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	4,183

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,800	Inner Mongolia MengDian HuaNeng Thermal Power Corp. Ltd., Class A (Utilities)	$3,495
1,600	Inner Mongolia Xingye Silver&Tin Mining Co. Ltd., Class A (Materials)	2,608
5,787	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	18,479
2,558	Inner Mongolia Yitai Coal Co. Ltd., Class H (Energy)*(c)	—
3,392	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A (Materials)	2,743
17,385	Innovent Biologics, Inc. (Health Care)*(a)	94,610
6,923	iQIYI, Inc. ADR (Communication Services)*	14,884
200	iRay Technology Co. Ltd., Class A (Health Care)	2,595
3,100	IRICO Display Devices Co. Ltd., Class A (Information Technology)*	2,869
450	Isoftstone Information Technology Group Co. Ltd., Class A (Information Technology)	2,161
2,900	JA Solar Technology Co. Ltd., Class A (Information Technology)	4,047
574	Jafron Biomedical Co. Ltd., Class A (Health Care)	2,031
711	Jason Furniture Hangzhou Co. Ltd., Class A (Consumer Discretionary)	2,414
1,305	JCET Group Co. Ltd., Class A (Information Technology)	6,012
500	JCHX Mining Management Co. Ltd., Class A (Materials)	2,881
14,049	JD Health International, Inc. (Consumer Staples)*(a)	42,415
26,911	JD Logistics, Inc. (Industrials)*(a)	32,947
34,403	JD.com, Inc., Class A (Consumer Discretionary)	472,796
5,673	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)	6,236
843	Jiangsu Expressway Co. Ltd., Class A (Industrials)	1,632
19,080	Jiangsu Expressway Co. Ltd., Class H (Industrials)	18,810
3,700	Jiangsu Financial Leasing Co. Ltd., Class A (Financials)	2,391
1,118	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	8,045
5,541	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Health Care)	34,503

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
864	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	$4,774
700	Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A (Health Care)	2,516
450	Jiangsu Pacific Quartz Co. Ltd., Class A (Information Technology)	1,556
1,800	Jiangsu Phoenix Publishing & Media Corp. Ltd., Class A (Communication Services)	2,700
300	Jiangsu Xinquan Automotive Trim Co. Ltd., Class A (Consumer Discretionary)	1,608
1,273	Jiangsu Yanghe Distillery Co. Ltd., Class A (Consumer Staples)	14,708
305	Jiangsu Yangnong Chemical Co. Ltd., Class A (Materials)	2,178
300	Jiangsu Yoke Technology Co. Ltd., Class A (Materials)	2,361
711	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	3,319
2,730	Jiangsu Zhongtian Technology Co. Ltd., Class A (Industrials)	4,992
1,655	Jiangxi Copper Co. Ltd., Class A (Materials)	4,750
16,682	Jiangxi Copper Co. Ltd., Class H (Materials)	28,144
1,305	Jiangxi Special Electric Motor Co. Ltd., Class A (Industrials)*	1,252
2,200	Jinduicheng Molybdenum Co. Ltd., Class A (Materials)	3,064
5,676	Jinko Solar Co. Ltd., Class A (Information Technology)	5,758
1,400	Jinneng Holding Shanxi Coal Industry Co. Ltd., Class A (Energy)	2,833
181	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	938
2,600	Jizhong Energy Resources Co. Ltd., Class A (Energy)	2,029
1,000	JL Mag Rare-Earth Co. Ltd., Class A (Industrials)	1,515
1,300	Joincare Pharmaceutical Group Industry Co. Ltd., Class A (Health Care)	1,836
4,918	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	3,234
562	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (Consumer Staples)	1,393
1,786	Juneyao Airlines Co. Ltd., Class A (Industrials)	2,644
8,400	J-Yuan Trust Co. Ltd., Class A (Financials)*	2,975

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,075	Kanzhun Ltd. ADR (Communication Services)	$50,774
12,093	KE Holdings, Inc. ADR (Real Estate)	179,460
300	Keboda Technology Co. Ltd., Class A (Consumer Discretionary)	1,893
1,786	Keda Industrial Group Co. Ltd., Class A (Industrials)	1,767
40,897	Kingdee International Software Group Co. Ltd. (Information Technology)*	32,349
2,200	Kingfa Sci & Tech Co. Ltd., Class A (Materials)	2,275
1,800	Kingnet Network Co. Ltd., Class A (Communication Services)	2,357
14,189	Kingsoft Corp. Ltd. (Communication Services)	39,018
29,173	Kuaishou Technology (Communication Services)*(a)	150,719
1,942	Kuang-Chi Technologies Co. Ltd., Class A (Industrials)*	4,782
54,175	Kunlun Energy Co. Ltd. (Utilities)	54,242
1,000	Kunlun Tech Co. Ltd., Class A (Communication Services)	3,832
1,036	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	210,970
1,600	Lao Feng Xiang Co. Ltd., Class A (Consumer Discretionary)	11,729
2,083	LB Group Co. Ltd., Class A (Materials)	4,791
101,725	Lenovo Group Ltd. (Information Technology)	125,063
4,398	Lens Technology Co. Ltd., Class A (Information Technology)	10,903
1,786	Lepu Medical Technology Beijing Co. Ltd., Class A (Health Care)	2,528
562	Levima Advanced Materials Corp., Class A (Materials)	1,025
16,620	Li Auto, Inc., Class A (Consumer Discretionary)*	168,003
33,665	Li Ning Co. Ltd. (Consumer Discretionary)	63,270
13,059	Liaoning Port Co. Ltd., Class A (Industrials)	2,285
3,600	Lifan Technology Group Co. Ltd., Class A (Consumer Discretionary)*	1,986
6,222	Lingyi iTech Guangdong Co., Class A (Information Technology)	7,357
305	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	1,548
2,139	Livzon Pharmaceutical Group, Inc., Class H (Health Care)	6,801

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
29,809	Longfor Group Holdings Ltd. (Real Estate)(a)	$33,667
6,764	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	13,181
302	Loongson Technology Corp. Ltd., Class A (Information Technology)*	3,876
2,584	Lufax Holding Ltd. ADR (Financials)	5,866
1,786	Luxi Chemical Group Co. Ltd., Class A (Materials)	2,712
6,387	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	35,526
1,119	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	18,834
1,406	Mango Excellent Media Co. Ltd., Class A (Communication Services)	3,841
430	Maxscend Microelectronics Co. Ltd., Class A (Information Technology)	4,026
2,600	Meihua Holdings Group Co. Ltd., Class A (Materials)	3,526
3,673	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A (Health Care)	1,798
65,049	Meituan, Class B (Consumer Discretionary)*(a)	985,692
17,474	Metallurgical Corp. of China Ltd., Class A (Industrials)	7,274
44,860	Metallurgical Corp. of China Ltd., Class H (Industrials)	7,879
356	MGI Tech Co. Ltd., Class A (Health Care)*	2,012
6,000	Midea Group Co. Ltd., Class A (Consumer Discretionary)	54,819
1,786	Ming Yang Smart Energy Group Ltd., Class A (Industrials)	2,301
6,670	MINISO Group Holding Ltd. (Consumer Discretionary)	28,132
3,700	Minmetals Capital Co. Ltd., Class A (Financials)	2,146
10,482	Minth Group Ltd. (Consumer Discretionary)*	16,743
56,088	MMG Ltd. (Materials)*	16,106
851	Montage Technology Co. Ltd., Class A (Information Technology)	6,320
4,528	Muyuan Foods Co. Ltd., Class A (Consumer Staples)*	24,637
5,400	Nanjing Iron & Steel Co. Ltd., Class A (Materials)	3,223
1,116	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A (Health Care)	1,781

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,900	Nanjing Securities Co. Ltd., Class A (Financials)	$3,094
7,300	NARI Technology Co. Ltd., Class A (Industrials)	25,360
2,158	National Silicon Industry Group Co. Ltd., Class A (Information Technology)	4,473
405	NAURA Technology Group Co. Ltd., Class A (Information Technology)	18,189
2,068	NavInfo Co. Ltd., Class A (Information Technology)*	2,136
25,310	NetEase, Inc. (Communication Services)	414,349
1,302	New China Life Insurance Co. Ltd., Class A (Financials)	6,072
13,780	New China Life Insurance Co. Ltd., Class H (Financials)	29,890
4,235	New Hope Liuhe Co. Ltd., Class A (Consumer Staples)*	5,384
20,620	New Oriental Education & Technology Group, Inc. (Consumer Discretionary)*	124,242
1,145	Ninestar Corp., Class A (Information Technology)*	4,028
623	Ningbo Deye Technology Co. Ltd., Class A (Industrials)	7,971
1,000	Ningbo Joyson Electronic Corp., Class A (Consumer Discretionary)	2,023
562	Ningbo Orient Wires & Cables Co. Ltd., Class A (Industrials)	3,820
1,000	Ningbo Sanxing Medical Electric Co. Ltd., Class A (Industrials)	4,639
1,786	Ningbo Shanshan Co. Ltd., Class A (Materials)	1,782
1,419	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	6,740
5,088	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	2,455
5,676	Ningxia Baofeng Energy Group Co. Ltd., Class A (Materials)	12,198
19,712	NIO, Inc. ADR (Consumer Discretionary)*(b)	79,636
25,716	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	93,628
1,000	North Industries Group Red Arrow Co. Ltd., Class A (Industrials)	1,644
3,700	Offshore Oil Engineering Co. Ltd., Class A (Energy)	2,866
2,730	OFILM Group Co. Ltd., Class A (Information Technology)*	3,209
3,281	Onewo, Inc., Class H (Real Estate)(b)	7,310

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
174	Oppein Home Group, Inc., Class A (Consumer Discretionary)	$1,089
5,673	Orient Securities Co. Ltd., Class A (Financials)	6,740
13,632	Orient Securities Co. Ltd., Class H (Financials)(a)(b)	5,767
2,900	Oriental Pearl Group Co. Ltd., Class A (Communication Services)	2,566
562	Ovctek China, Inc., Class A (Health Care)	1,141
5,800	Pacific Securities Co. Ltd. (The), Class A (Financials)*	2,603
600	Pacific Shuanglin Bio-pharmacy Co. Ltd., Class A (Health Care)	2,163
8,489	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A (Materials)*	2,791
9,335	PDD Holdings, Inc. ADR (Consumer Discretionary)*	897,187
700	People.cn Co. Ltd., Class A (Communication Services)	1,738
7,165	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	6,066
124,288	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	47,004
1,786	Perfect World Co. Ltd., Class A (Communication Services)	1,915
19,918	PetroChina Co. Ltd., Class A (Energy)	25,098
301,036	PetroChina Co. Ltd., Class H (Energy)	272,848
1,000	Pharmaron Beijing Co. Ltd., Class A (Health Care)	2,821
4,225	Pharmaron Beijing Co. Ltd., Class H (Health Care)(a)	4,842
98,438	PICC Property & Casualty Co. Ltd., Class H (Financials)	127,458
16,632	Ping An Bank Co. Ltd., Class A (Financials)	23,844
9,195	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	57,127
92,281	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	442,453
2,068	Pingdingshan Tianan Coal Mining Co. Ltd., Class A (Energy)	2,711
296	Piotech, Inc., Class A (Information Technology)	5,363
11,038	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	12,647
2,285	Poly Property Services Co. Ltd., Class H (Real Estate)	7,543

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
9,775	Pop Mart International Group Ltd. (Consumer Discretionary)(a)	$57,457
22,972	Postal Savings Bank of China Co. Ltd., Class A (Financials)	15,332
125,925	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	67,641
14,265	Power Construction Corp. of China Ltd., Class A (Industrials)	9,662
712	Qi An Xin Technology Group, Inc., Class A (Information Technology)*	2,271
1,058	Qifu Technology, Inc. ADR (Financials)	28,026
4,100	Qilu Bank Co. Ltd., Class A (Financials)	2,609
980	Qingdao Sentury Tire Co. Ltd., Class A (Consumer Discretionary)	3,208
900	Qingdao TGOOD Electric Co. Ltd., Class A (Industrials)	2,282
5,097	Qinghai Salt Lake Industry Co. Ltd., Class A (Materials)*	10,522
7,300	Quzhou Xin’an Development Co. Ltd., Class A (Real Estate)*	1,730
1,000	Range Intelligent Computing Technology Group Co. Ltd., Class A (Information Technology)	3,370
578	Raytron Technology Co. Ltd., Class A (Information Technology)	2,066
2,183	Remegen Co. Ltd., Class H (Health Care)*(a)	3,487
1,000	Risen Energy Co. Ltd., Class A (Information Technology)	1,372
181	Rockchip Electronics Co. Ltd., Class A (Information Technology)	1,367
7,829	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	9,732
6,886	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	12,204
2,600	Sailun Group Co. Ltd., Class A (Consumer Discretionary)	4,725
4,100	Sanan Optoelectronics Co. Ltd., Class A (Information Technology)	6,046
153	Sangfor Technologies, Inc., Class A (Information Technology)	1,006
16,072	Sany Heavy Equipment International Holdings Co. Ltd. (Industrials)	9,292
7,710	Sany Heavy Industry Co. Ltd., Class A (Industrials)	17,537
2,234	Satellite Chemical Co. Ltd., Class A (Materials)	5,160

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
5,400	SDIC Capital Co. Ltd., Class A (Financials)	$4,427
6,100	SDIC Power Holdings Co. Ltd., Class A (Utilities)	13,255
4,400	Sealand Securities Co. Ltd., Class A (Financials)	1,832
1,814	Seazen Holdings Co. Ltd., Class A (Real Estate)*	2,626
310,319	SenseTime Group, Inc., Class B (Information Technology)*(a)(b)	46,943
1,300	Seres Group Co. Ltd., Class A (Consumer Discretionary)*	14,036
3,971	SF Holding Co. Ltd., Class A (Industrials)	20,368
453	SG Micro Corp., Class A (Information Technology)	4,650
7,839	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	27,277
1,800	Shaanxi Energy Investment Co. Ltd., Class A (Utilities)	2,405
200	Shaanxi Huaqin Technology Industry Co. Ltd., Class A (Materials)	2,208
3,152	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A (Energy)	3,207
3,392	Shandong Gold Mining Co. Ltd., Class A (Materials)	12,923
11,799	Shandong Gold Mining Co. Ltd., Class H (Materials)(a)	22,810
700	Shandong Himile Mechanical Science & Technology Co. Ltd., Class A (Industrials)	3,888
1,800	Shandong Hi-speed Co. Ltd., Class A (Industrials)	2,306
50,210	Shandong Hi-Speed Holdings Group Ltd. (Financials)*(b)	35,467
1,803	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	5,813
1,124	Shandong Linglong Tyre Co. Ltd., Class A (Consumer Discretionary)	2,664
11,600	Shandong Nanshan Aluminum Co. Ltd., Class A (Materials)	6,007
600	Shandong Pharmaceutical Glass Co. Ltd., Class A (Health Care)	2,074
700	Shandong Sinocera Functional Material Co. Ltd., Class A (Materials)	1,541
2,200	Shandong Sun Paper Industry JSC Ltd., Class A (Materials)	3,918
37,800	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	21,370
1,420	Shanghai Aiko Solar Energy Co. Ltd., Class A (Information Technology)*	1,627

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
385	Shanghai Allist Pharmaceuticals Co. Ltd., Class A (Health Care)	$2,651
859	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)*	2,033
5,257	Shanghai Baosight Software Co. Ltd., Class A (Information Technology)	21,719
80	Shanghai BOCHU Electronic Technology Corp. Ltd., Class A (Information Technology)	1,825
7,700	Shanghai Construction Group Co. Ltd., Class A (Industrials)	2,151
10,630	Shanghai Electric Group Co. Ltd., Class A (Industrials)*	5,445
2,200	Shanghai Electric Power Co. Ltd., Class A (Utilities)	2,657
1,674	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	5,324
7,382	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	11,792
578	Shanghai Fudan Microelectronics Group Co. Ltd., Class A (Information Technology)	2,258
4,223	Shanghai Fudan Microelectronics Group Co. Ltd., Class H (Information Technology)	5,912
2,068	Shanghai International Airport Co. Ltd., Class A (Industrials)	9,667
7,010	Shanghai International Port Group Co. Ltd., Class A (Industrials)	5,856
843	Shanghai Jinjiang International Hotels Co. Ltd., Class A (Consumer Discretionary)	2,870
578	Shanghai Junshi Biosciences Co. Ltd., Class A (Health Care)*	2,163
2,444	Shanghai Junshi Biosciences Co. Ltd., Class H (Health Care)*(a)	3,728
2,077	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	2,605
1,625	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	1,814
711	Shanghai M&G Stationery, Inc., Class A (Industrials)	2,688
300	Shanghai Moons’ Electric Co. Ltd., Class A (Industrials)	1,516
1,955	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	5,131

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
10,375	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	$14,365
25,161	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	29,929
1,800	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	2,934
4,384	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	4,435
8,770	Shanghai Rural Commercial Bank Co. Ltd., Class A (Financials)	8,167
2,700	Shanghai Tunnel Engineering Co. Ltd., Class A (Industrials)	2,198
705	Shanghai United Imaging Healthcare Co. Ltd., Class A (Health Care)	10,516
4,109	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	2,998
1,000	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A (Real Estate)	2,457
1,800	Shanghai Zhonggu Logistics Co. Ltd., Class A (Industrials)	2,113
2,349	Shanjin International Gold Co. Ltd., Class A (Materials)	5,323
1,800	Shanxi Coal International Energy Group Co. Ltd., Class A (Industrials)	2,936
3,673	Shanxi Coking Coal Energy Group Co. Ltd., Class A (Energy)	4,136
2,730	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A (Energy)	5,509
3,957	Shanxi Meijin Energy Co. Ltd., Class A (Materials)*	2,245
2,900	Shanxi Securities Co. Ltd., Class A (Financials)	2,013
5,240	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)*	2,433
1,002	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	25,001
300	Shede Spirits Co. Ltd., Class A (Consumer Staples)	1,871
4,100	Shenergy Co. Ltd., Class A (Utilities)	4,541
2,068	Shengyi Technology Co. Ltd., Class A (Information Technology)	5,144
562	Shennan Circuits Co. Ltd., Class A (Information Technology)	7,992
19,500	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	12,437

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
140	Shenyang Xingqi Pharmaceutical Co. Ltd., Class A (Health Care)	$1,701
446	Shenzhen Capchem Technology Co. Ltd., Class A (Materials)	2,046
3,392	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	2,824
1,300	Shenzhen Fastprint Circuit Tech Co. Ltd., Class A (Information Technology)	1,704
300	Shenzhen Goodix Technology Co. Ltd., Class A (Information Technology)	2,686
562	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A (Health Care)*	772
2,097	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	12,812
1,300	Shenzhen Kaifa Technology Co. Ltd., Class A (Information Technology)	2,519
453	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Health Care)	922
181	Shenzhen Kedali Industry Co. Ltd., Class A (Consumer Discretionary)	1,885
300	Shenzhen Longsys Electronics Co. Ltd., Class A (Information Technology)*	3,107
992	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	35,106
3,700	Shenzhen MTC Co. Ltd., Class A (Consumer Discretionary)	2,433
700	Shenzhen New Industries Biomedical Engineering Co. Ltd., Class A (Health Care)	6,605
8,492	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Real Estate)*	2,301
1,000	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A (Health Care)	4,254
181	Shenzhen SC New Energy Technology Corp., Class A (Information Technology)	1,180
1,000	Shenzhen SED Industry Co. Ltd., Class A (Industrials)	1,785
700	Shenzhen Sunlord Electronics Co. Ltd., Class A (Information Technology)	2,488
889	Shenzhen Transsion Holdings Co. Ltd., Class A (Information Technology)	10,035
700	Shenzhen YUTO Packaging Technology Co. Ltd., Class A (Materials)	2,282

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
11,251	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	$92,888
1,305	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	2,845
368	SICC Co. Ltd., Class A (Information Technology)*	2,533
200	Sichuan Biokin Pharmaceutical Co. Ltd., Class A (Health Care)*	4,777
3,700	Sichuan Changhong Electric Co. Ltd., Class A (Consumer Discretionary)*	2,631
4,125	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	10,011
7,700	Sichuan Hebang Biotechnology Co. Ltd., Class A (Materials)*	1,825
1,416	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	6,126
468	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd. (Health Care)*	9,839
5,675	Sichuan Road and Bridge Group Co. Ltd., Class A (Industrials)	4,524
181	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	849
700	Sieyuan Electric Co. Ltd., Class A (Industrials)	6,472
5,000	Silergy Corp. (Information Technology)	73,695
2,900	Sinolink Securities Co. Ltd., Class A (Financials)	3,008
2,200	Sinoma International Engineering Co., Class A (Industrials)	2,915
1,124	Sinoma Science & Technology Co. Ltd., Class A (Materials)	1,581
6,100	Sinomach Heavy Equipment Group Co. Ltd., Class A (Industrials)*	2,212
313	Sinomine Resource Group Co. Ltd., Class A (Materials)	1,252
5,959	Sinopec Oilfield Service Corp., Class A (Energy)*	1,547
5,378	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)*	2,011
50,764	Sinopec Shanghai Petrochemical Co. Ltd., Class H (Materials)*	6,768
19,790	Sinopharm Group Co. Ltd., Class H (Health Care)	46,124
3,419	Sinotrans Ltd., Class A (Industrials)	2,234
29,762	Sinotrans Ltd., Class H (Industrials)	13,583

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
9,332	Sinotruk Hong Kong Ltd. (Industrials)	$23,329
1,000	Sinotruk Jinan Truck Co. Ltd., Class A (Industrials)	2,028
313	Skshu Paint Co. Ltd., Class A (Materials)	1,309
26,605	Smoore International Holdings Ltd. (Consumer Staples)(a)	30,833
2,349	Songcheng Performance Development Co. Ltd., Class A (Consumer Discretionary)	2,575
300	Sonoscape Medical Corp., Class A (Health Care)	1,295
4,109	SooChow Securities Co. Ltd., Class A (Financials)	3,612
5,800	Southwest Securities Co. Ltd., Class A (Financials)	3,069
700	Spring Airlines Co. Ltd., Class A (Industrials)	4,986
253	StarPower Semiconductor Ltd., Class A (Information Technology)	2,740
1,000	State Grid Information & Communication Co. Ltd., Class A (Information Technology)	2,325
3,400	State Grid Yingda Co. Ltd., Class A (Industrials)	2,049
1,600	Sungrow Power Supply Co. Ltd., Class A (Industrials)	17,384
9,964	Sunny Optical Technology Group Co. Ltd. (Information Technology)	61,697
450	Sunresin New Materials Co. Ltd., Class A (Materials)	2,551
1,129	Sunwoda Electronic Co. Ltd., Class A (Industrials)	2,675
810	SUPCON Technology Co. Ltd., Class A (Information Technology)	4,507
1,124	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A (Information Technology)	3,773
229	Suzhou Maxwell Technologies Co. Ltd., Class A (Information Technology)	2,640
420	Suzhou TFC Optical Communication Co. Ltd., Class A (Information Technology)	4,551
5,868	TAL Education Group ADR (Consumer Discretionary)*	47,179
1,000	Talkweb Information System Co. Ltd., Class A (Communication Services)*	1,673
1,268	Tangshan Jidong Cement Co. Ltd., Class A (Materials)*	778
5,100	TangShan Port Group Co. Ltd., Class A (Industrials)	3,562

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,000	Tasly Pharmaceutical Group Co. Ltd., Class A (Health Care)	$2,008
4,263	TBEA Co. Ltd., Class A (Industrials)	7,591
14,128	TCL Technology Group Corp., Class A (Information Technology)	7,795
3,556	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A (Information Technology)	4,130
88,431	Tencent Holdings Ltd. (Communication Services)	4,330,629
10,453	Tencent Music Entertainment Group ADR (Communication Services)	109,129
181	Thunder Software Technology Co. Ltd., Class A (Information Technology)	877
3,400	Tian Di Science & Technology Co. Ltd., Class A (Industrials)	2,687
7,300	Tianfeng Securities Co. Ltd., Class A (Financials)*	2,472
500	Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class A (Health Care)	2,031
1,955	Tianma Microelectronics Co. Ltd., Class A (Information Technology)*	1,928
1,124	Tianqi Lithium Corp., Class A (Materials)	4,168
2,090	Tianqi Lithium Corp., Class H (Materials)	5,284
4,235	Tianshan Aluminum Group Co. Ltd., Class A (Materials)	4,069
3,400	TianShan Material Co. Ltd., Class A (Materials)	2,269
2,600	Tianshui Huatian Technology Co. Ltd., Class A (Information Technology)	2,924
26,791	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	35,994
1,300	Titan Wind Energy Suzhou Co. Ltd., Class A (Industrials)	1,315
18,310	Tongcheng Travel Holdings Ltd. (Consumer Discretionary)	34,177
1,000	TongFu Microelectronics Co. Ltd., Class A (Information Technology)	2,808
1,300	Tonghua Dongbao Pharmaceutical Co. Ltd., Class A (Health Care)	1,458
2,068	Tongkun Group Co. Ltd., Class A (Materials)	3,470
10,476	Tongling Nonferrous Metals Group Co. Ltd., Class A (Materials)	4,597

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
3,961	Tongwei Co. Ltd., Class A (Information Technology)	$10,625
214	Topchoice Medical Corp., Class A (Health Care)	1,311
41,717	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	15,563
14,402	TravelSky Technology Ltd., Class H (Consumer Discretionary)	17,891
1,794	Trina Solar Co. Ltd., Class A (Information Technology)	4,364
7,754	Trip.com Group Ltd. (Consumer Discretionary)*	367,998
2,900	Tsinghua Tongfang Co. Ltd., Class A (Information Technology)*	2,013
458	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	3,842
8,800	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	50,992
583	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)	3,916
18,623	Uni-President China Holdings Ltd. (Consumer Staples)	16,449
2,349	Unisplendour Corp. Ltd., Class A (Information Technology)	6,543
843	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Information Technology)	1,887
700	Venustech Group, Inc., Class A (Information Technology)	1,305
712	Verisilicon Microelectronics Shanghai Co. Ltd., Class A (Information Technology)*	2,833
700	Victory Giant Technology Huizhou Co. Ltd., Class A (Information Technology)	3,340
4,952	Vipshop Holdings Ltd. ADR (Consumer Discretionary)	62,098
1,268	Walvax Biotechnology Co. Ltd., Class A (Health Care)	1,859
1,800	Wanda Film Holding Co. Ltd., Class A (Communication Services)*	2,494
1,000	Wangfujing Group Co. Ltd., Class A (Consumer Discretionary)	1,785
2,100	Wangsu Science & Technology Co. Ltd., Class A (Information Technology)	2,131
2,665	Wanhua Chemical Group Co. Ltd., Class A (Materials)	27,451
63,180	Want Want China Holdings Ltd. (Consumer Staples)	36,529
1,068	Weibo Corp. ADR (Communication Services)	7,989

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
6,512	Weichai Power Co. Ltd., Class A (Industrials)	$11,908
28,645	Weichai Power Co. Ltd., Class H (Industrials)	43,847
859	Weihai Guangwei Composites Co. Ltd., Class A (Materials)	3,382
5,822	Wens Foodstuff Group Co. Ltd., Class A (Consumer Staples)	13,998
2,068	Western Mining Co. Ltd., Class A (Materials)	4,567
3,986	Western Securities Co. Ltd., Class A (Financials)	3,650
802	Western Superconducting Technologies Co. Ltd., Class A (Materials)	4,073
1,042	Will Semiconductor Co. Ltd. Shanghai, Class A (Information Technology)	13,311
864	Wingtech Technology Co. Ltd., Class A (Information Technology)	3,182
440	Winner Medical Co. Ltd., Class A (Health Care)	1,588
1,800	Winning Health Technology Group Co. Ltd., Class A (Health Care)	1,384
19,800	Wintime Energy Group Co. Ltd., Class A (Utilities)*	3,101
4,400	Wuchan Zhongda Group Co. Ltd., Class A (Consumer Discretionary)	2,651
3,677	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)	3,113
300	Wuhan Jingce Electronic Group Co. Ltd., Class A (Information Technology)	2,348
3,327	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	57,757
1,786	WUS Printed Circuit Kunshan Co. Ltd., Class A (Information Technology)	8,193
1,938	WuXi AppTec Co. Ltd., Class A (Health Care)	10,714
5,240	WuXi AppTec Co. Ltd., Class H (Health Care)(a)	23,041
52,017	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	74,821
1,305	Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Industrials)	2,644
2,819	WuXi XDC Cayman, Inc. (Health Care)*	7,246
9,053	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	8,124
348	Xiamen Amoytop Biotech Co. Ltd., Class A (Health Care)	2,742

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,349	Xiamen C & D, Inc., Class A (Industrials)	$2,416
181	Xiamen Faratronic Co. Ltd., Class A (Information Technology)	2,184
1,124	Xiamen Tungsten Co. Ltd., Class A (Materials)	2,696
1,800	Xiangcai Co. Ltd., Class A (Real Estate)	1,534
1,000	Xiangtan Electric Manufacturing Co. Ltd., Class A (Industrials)*	1,379
226,289	Xiaomi Corp., Class B (Information Technology)*(a)	565,693
1,300	Xinfengming Group Co. Ltd., Class A (Materials)	1,990
1,344	Xinjiang Daqo New Energy Co. Ltd., Class A (Information Technology)	3,434
68,115	Xinyi Solar Holdings Ltd. (Information Technology)	26,633
15,394	XPeng, Inc., Class A (Consumer Discretionary)*	62,856
900	Xuji Electric Co. Ltd., Class A (Industrials)	3,632
15,450	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	21,787
562	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A (Information Technology)	2,883
3,755	Yankuang Energy Group Co. Ltd., Class A (Energy)	7,524
46,202	Yankuang Energy Group Co. Ltd., Class H (Energy)	59,941
562	Yantai Jereh Oilfield Services Group Co. Ltd., Class A (Energy)	2,330
734	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	3,415
1,016	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	2,892
1,424	Yihai Kerry Arawana Holdings Co. Ltd., Class A (Consumer Staples)	5,198
8,100	Yonghui Superstores Co. Ltd., Class A (Consumer Staples)*	2,674
305	YongXing Special Materials Technology Co. Ltd., Class A (Materials)	1,398
2,752	Yonyou Network Technology Co. Ltd., Class A (Information Technology)*	3,382
4,100	Youngor Fashion Co. Ltd., Class A (Real Estate)	4,183
2,349	YTO Express Group Co. Ltd., Class A (Industrials)	5,058

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
24,422	Yuexiu Property Co. Ltd. (Real Estate)	$12,774
2,730	Yunda Holding Co. Ltd., Class A (Industrials)	2,704
2,730	Yunnan Aluminium Co. Ltd., Class A (Materials)	4,653
1,563	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	11,923
181	Yunnan Botanee Bio- Technology Group Co. Ltd., Class A (Consumer Staples)	1,074
4,400	Yunnan Chihong Zinc&Germanium Co. Ltd., Class A (Materials)	3,129
1,700	Yunnan Copper Co. Ltd., Class A (Materials)	2,696
839	Yunnan Energy New Material Co. Ltd., Class A (Materials)	3,186
1,305	Yunnan Tin Co. Ltd., Class A (Materials)	2,569
1,305	Yunnan Yuntianhua Co. Ltd., Class A (Materials)	3,801
1,800	Yutong Bus Co. Ltd., Class A (Industrials)	5,418
12,840	Zai Lab Ltd. (Health Care)*	25,086
1,124	Zangge Mining Co. Ltd., Class A (Materials)	3,816
505	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	14,864
20,122	Zhaojin Mining Industry Co. Ltd., Class H (Materials)	33,071
3,954	Zhefu Holding Group Co. Ltd., Class A (Industrials)	1,584
4,665	Zhejiang Century Huatong Group Co. Ltd., Class A (Communication Services)*	2,152
4,400	Zhejiang China Commodities City Group Co. Ltd., Class A (Consumer Discretionary)	5,134
1,926	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	4,769
1,200	Zhejiang Crystal-Optech Co. Ltd., Class A (Information Technology)	3,022
2,356	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	4,561
481	Zhejiang Dingli Machinery Co. Ltd., Class A (Industrials)	3,287
19,683	Zhejiang Expressway Co. Ltd., Class H (Industrials)	12,692
1,300	Zhejiang Hailiang Co. Ltd., Class A (Materials)	1,506
1,124	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A (Health Care)	2,669

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,142	Zhejiang Huayou Cobalt Co. Ltd., Class A (Materials)	$3,727
1,124	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A (Information Technology)	3,756
2,900	Zhejiang Jinke Tom Culture Industry Co. Ltd., Class A (Communication Services)*	1,449
800	Zhejiang JIULI Hi-tech Metals Co. Ltd., Class A (Materials)	2,173
562	Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A (Health Care)	1,008
2,349	Zhejiang Juhua Co. Ltd., Class A (Materials)	5,442
9,771	Zhejiang Leapmotor Technology Co. Ltd. (Consumer Discretionary)*(a)(b)	26,994
2,600	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	3,342
2,370	Zhejiang NHU Co. Ltd., Class A (Materials)	6,468
3,011	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Industrials)	7,367
500	Zhejiang Sanmei Chemical Industry Co. Ltd., Class A (Materials)	2,002
700	Zhejiang Shuanghuan Driveline Co. Ltd., Class A (Consumer Discretionary)	2,071
181	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	1,272
1,800	Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A (Consumer Discretionary)	3,381
1,116	Zhejiang Weiming Environment Protection Co. Ltd., Class A (Industrials)	2,879
1,305	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	2,188
8,000	Zhejiang Zheneng Electric Power Co. Ltd., Class A (Utilities)	6,987
1,000	Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A (Industrials)	1,659
3,567	Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H (Industrials)	4,175
3,691	Zheshang Securities Co. Ltd., Class A (Financials)	5,828
10,374	ZhongAn Online P&C Insurance Co. Ltd., Class H (Financials)*(a)(b)	13,486
712	Zhongfu Shenying Carbon Fiber Co. Ltd., Class A (Materials)	1,763

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
986	Zhongji Innolight Co. Ltd., Class A (Information Technology)	$15,151
4,100	Zhongjin Gold Corp. Ltd., Class A (Materials)	7,793
10,990	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	12,610
5,378	Zhongtai Securities Co. Ltd., Class A (Financials)	4,424
859	Zhuhai CosMX Battery Co. Ltd., Class A (Industrials)	1,839
1,800	Zhuhai Huafa Properties Co. Ltd., Class A (Real Estate)	1,402
578	Zhuzhou CRRC Times Electric Co. Ltd., Class A (Industrials)	3,788
7,629	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Industrials)	26,407
2,349	Zhuzhou Kibing Group Co. Ltd., Class A (Industrials)	1,773
17,867	Zijin Mining Group Co. Ltd., Class A (Materials)	40,338
81,568	Zijin Mining Group Co. Ltd., Class H (Materials)	165,428
7,433	ZJLD Group, Inc. (Consumer Staples)(a)	6,899
7,039	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	6,277
20,493	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)	10,693
3,673	ZTE Corp., Class A (Information Technology)	12,869
10,800	ZTE Corp., Class H (Information Technology)	21,765
5,950	ZTO Express Cayman, Inc. (Industrials)	130,588

		26,972,866

Colombia – 0.1%
3,276	Bancolombia SA (Financials)	29,882
70,958	Ecopetrol SA (Energy)	35,020
6,669	Interconexion Electrica SA ESP (Utilities)	29,086

		93,988

Czech Republic – 0.1%
2,302	CEZ AS (Utilities)	88,011
1,113	Komercni Banka AS (Financials)	37,778

		125,789

Egypt – 0.1%
4,298	Abou Kir Fertilizers & Chemical Industries (Materials)	5,127
33,675	Commercial International Bank - Egypt (CIB) (Financials)	60,313
24,926	Eastern Co. SAE (Consumer Staples)	13,048

Shares	Description	Value

Common Stocks – (continued)

Egypt – (continued)
14,617	EFG Holding S.A.E. (Financials)*	$7,185
8,234	E-Finance for Digital & Financial Investments (Financials)	3,946
7,281	ElSewedy Electric Co. (Industrials)	8,627
2,782	Ezz Steel Co. SAE (Materials)*	6,347
4,613	Misr Fertilizers Production Co. SAE (Materials)	4,197
13,237	Talaat Moustafa Group (Real Estate)	16,063

		124,853

Greece – 0.5%
29,709	Alpha Services and Holdings SA (Financials)	50,856
1,049	Athens International Airport SA (Industrials)	9,173
34,482	Eurobank Ergasias Services and Holdings SA (Financials)	78,779
2,644	Hellenic Telecommunications Organization SA (Communication Services)	42,905
1,490	JUMBO SA (Consumer Discretionary)	37,736
1,481	Metlen Energy & Metals SA (Industrials)	55,802
870	Motor Oil Hellas Corinth Refineries SA (Energy)	20,897
7,776	National Bank of Greece SA (Financials)	67,636
2,894	OPAP SA (Consumer Discretionary)	50,101
13,927	Piraeus Financial Holdings SA (Financials)	60,245
3,099	Public Power Corp. SA (Utilities)	39,860
1,184	Star Bulk Carriers Corp. (Industrials)	25,302
818	Terna Energy SA (Utilities)	17,303

		556,595

Hong Kong – 0.1%
81,964	J&T Global Express Ltd. (Industrials)*	63,466
1,979	Orient Overseas International Ltd. (Industrials)	27,527

		90,993

Hungary – 0.2%
6,302	MOL Hungarian Oil & Gas PLC (Energy)	47,873
3,414	OTP Bank Nyrt (Financials)	176,072
1,981	Richter Gedeon Nyrt (Health Care)	60,161

		284,106

India – 21.8%
768	ABB India Ltd. (Industrials)	72,670

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
1,022	ACC Ltd. (Materials)	$28,382
4,105	Adani Energy Solutions Ltd. (Utilities)*	49,306
4,452	Adani Enterprises Ltd. (Industrials)	160,271
4,405	Adani Green Energy Ltd. (Utilities)*	96,541
10,337	Adani Ports & Special Economic Zone Ltd. (Industrials)	182,642
12,960	Adani Power Ltd. (Utilities)*	97,666
3,945	Adani Total Gas Ltd. (Utilities)	39,057
2,490	Adani Wilmar Ltd. (Consumer Staples)*	10,747
8,702	Aditya Birla Capital Ltd. (Financials)*	22,837
463	Alkem Laboratories Ltd. (Health Care)	34,063
8,647	Ambuja Cements Ltd. (Materials)	63,617
2,444	APL Apollo Tubes Ltd. (Materials)	42,605
1,445	Apollo Hospitals Enterprise Ltd. (Health Care)	119,352
20,469	Ashok Leyland Ltd. (Industrials)	62,587
5,808	Asian Paints Ltd. (Materials)	216,528
1,691	Astral Ltd. (Industrials)	38,698
6,584	AU Small Finance Bank Ltd. (Financials)(a)	54,064
4,025	Aurobindo Pharma Ltd. (Health Care)	75,316
2,068	Avenue Supermarts Ltd. (Consumer Staples)*(a)	121,495
32,582	Axis Bank Ltd. (Financials)	456,557
969	Bajaj Auto Ltd. (Consumer Discretionary)	125,835
3,868	Bajaj Finance Ltd. (Financials)	332,059
5,454	Bajaj Finserv Ltd. (Financials)	115,949
381	Bajaj Holdings & Investment Ltd. (Financials)	45,689
1,150	Balkrishna Industries Ltd. (Consumer Discretionary)	38,800
11,394	Bandhan Bank Ltd. (Financials)(a)	27,211
15,259	Bank of Baroda (Financials)	45,502
12,991	Bank of India (Financials)	18,237
13,678	Bank of Maharashtra (Financials)	10,204
3,663	Berger Paints India Ltd. (Materials)	24,940
1,311	Bharat Dynamics Ltd. (Industrials)	20,366
50,958	Bharat Electronics Ltd. (Industrials)	181,847
3,636	Bharat Forge Ltd. (Consumer Discretionary)	68,800

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
18,279	Bharat Heavy Electricals Ltd. (Industrials)	$63,323
27,440	Bharat Petroleum Corp. Ltd. (Energy)	117,012
37,116	Bharti Airtel Ltd. (Communication Services)	703,211
1,783	Bharti Hexacom Ltd. (Communication Services)	26,617
6,713	Biocon Ltd. (Health Care)	28,742
127	Bosch Ltd. (Consumer Discretionary)	49,045
1,699	Britannia Industries Ltd. (Consumer Staples)	118,611
25,885	Canara Bank (Financials)	34,421
9,355	CG Power & Industrial Solutions Ltd. (Industrials)	77,643
5,956	Cholamandalam Investment and Finance Co. Ltd. (Financials)	103,367
7,663	Cipla Ltd. (Health Care)	151,202
29,781	Coal India Ltd. (Energy)	186,399
1,018	Cochin Shipyard Ltd. (Industrials)(a)	22,900
1,901	Colgate-Palmolive India Ltd. (Consumer Staples)	82,511
4,022	Container Corp. Of India Ltd. (Industrials)	46,281
1,711	Coromandel International Ltd. (Materials)	35,869
1,938	Cummins India Ltd. (Industrials)	86,528
8,441	Dabur India Ltd. (Consumer Staples)	64,124
1,217	Dalmia Bharat Ltd. (Materials)	27,440
1,056	Deepak Nitrite Ltd. (Materials)	36,652
5,512	Delhivery Ltd. (Industrials)*	27,556
1,804	Divi’s Laboratories Ltd. (Health Care)	109,566
478	Dixon Technologies India Ltd. (Consumer Discretionary)	75,064
8,840	DLF Ltd. (Real Estate)	89,073
1,736	Dr. Reddy’s Laboratories Ltd. (Health Care)	145,538
1,983	Eicher Motors Ltd. (Consumer Discretionary)	117,283
12,480	Embassy Office Parks REIT (Real Estate)	57,755
5,951	Exide Industries Ltd. (Consumer Discretionary)	34,973
15,359	FSN E-Commerce Ventures Ltd. (Consumer Discretionary)*	38,035
38,482	GAIL India Ltd. (Utilities)	109,057
3,666	General Insurance Corp. of India (Financials)(a)	17,869
918	Gland Pharma Ltd. (Health Care)(a)	20,124
35,386	GMR Airports Infrastructure Ltd. (Industrials)*	39,862

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
5,365	Godrej Consumer Products Ltd. (Consumer Staples)	$94,748
1,645	Godrej Properties Ltd. (Real Estate)*	57,060
4,587	Grasim Industries Ltd. (Materials)	147,603
490	Gujarat Fluorochemicals Ltd. (Materials)	18,551
2,695	Gujarat Gas Ltd. (Utilities)	19,503
3,132	Havells India Ltd. (Industrials)	70,927
15,112	HCL Technologies Ltd. (Information Technology)	315,902
1,124	HDFC Asset Management Co. Ltd. (Financials)(a)	59,241
80,210	HDFC Bank Ltd. (Financials)	1,565,444
13,965	HDFC Life Insurance Co. Ltd. (Financials)(a)	122,997
1,859	Hero MotoCorp Ltd. (Consumer Discretionary)	120,919
20,799	Hindalco Industries Ltd. (Materials)	173,926
2,371	Hindustan Aeronautics Ltd. (Industrials)	132,300
13,689	Hindustan Petroleum Corp. Ltd. (Energy)	68,395
12,769	Hindustan Unilever Ltd. (Consumer Staples)	422,937
3,340	Hindustan Zinc Ltd. (Materials)	19,941
150	Hitachi Energy India Ltd. (Industrials)	21,631
32	Honeywell Automation India Ltd. (Information Technology)	19,447
5,195	Housing & Urban Development Corp. Ltd. (Financials)	17,384
74,206	ICICI Bank Ltd. (Financials)	1,087,548
3,365	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	85,929
5,465	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	49,075
53,513	IDFC First Bank Ltd. (Financials)*	47,113
3,564	Indian Bank (Financials)	24,107
12,091	Indian Hotels Co. Ltd. (Consumer Discretionary)	93,345
53,493	Indian Oil Corp. Ltd. (Energy)	112,871
4,288	Indian Railway Catering & Tourism Corp. Ltd. (Industrials)	47,690
26,298	Indian Railway Finance Corp. Ltd. (Financials)(a)	56,007
8,149	Indian Renewable Energy Development Agency Ltd. (Financials)*	23,464
5,241	Indraprastha Gas Ltd. (Utilities)	34,544
11,911	Indus Towers Ltd. (Communication Services)*	65,114
8,193	IndusInd Bank Ltd. (Financials)	139,226
982	Info Edge India Ltd. (Communication Services)	89,907

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
51,210	Infosys Ltd. (Information Technology)	$1,186,782
2,249	InterGlobe Aviation Ltd. (Industrials)*(a)	129,516
42,557	ITC Ltd. (Consumer Staples)	254,668
4,939	Jindal Stainless Ltd. (Materials)	46,722
5,430	Jindal Steel & Power Ltd. (Materials)	62,826
48,371	Jio Financial Services Ltd. (Financials)*	185,534
7,252	JSW Energy Ltd. (Utilities)	61,490
3,596	JSW Infrastructure Ltd. (Industrials)	13,917
13,530	JSW Steel Ltd. (Materials)	151,817
5,446	Jubilant Foodworks Ltd. (Consumer Discretionary)	42,226
5,782	Kalyan Jewellers India Ltd. (Consumer Discretionary)	42,411
15,590	Kotak Mahindra Bank Ltd. (Financials)	331,015
362	L&T Technology Services Ltd. (Industrials)(a)	24,672
9,610	Larsen & Toubro Ltd. (Industrials)	424,480
3,159	Life Insurance Corp. of India (Financials)	40,085
279	Linde India Ltd. (Materials)	24,035
1,313	LTIMindtree Ltd. (Information Technology)(a)	96,373
3,428	Lupin Ltd. (Health Care)	91,562
3,878	Macrotech Developers Ltd. (Real Estate)(a)	57,977
7,052	Mahindra & Mahindra Financial Services Ltd. (Financials)	26,431
12,641	Mahindra & Mahindra Ltd. (Consumer Discretionary)	422,827
802	MakeMyTrip Ltd. (Consumer Discretionary)*	77,128
507	Mankind Pharma Ltd. (Health Care)*	15,038
7,444	Marico Ltd. (Consumer Staples)	57,438
1,876	Maruti Suzuki India Ltd. (Consumer Discretionary)	277,426
3,309	Max Financial Services Ltd. (Financials)*	42,406
10,561	Max Healthcare Institute Ltd. (Health Care)	108,599
456	Mazagon Dock Shipbuilders Ltd. (Industrials)	23,060
1,200	Mphasis Ltd. (Information Technology)	44,425
33	MRF Ltd. (Consumer Discretionary)	53,052
1,521	Muthoot Finance Ltd. (Financials)	35,651
5,142	Nestle India Ltd. (Consumer Staples)	153,317
39,311	NHPC Ltd. (Utilities)	45,052

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
16,384	NMDC Ltd. (Materials)	$43,496
67,501	NTPC Ltd. (Utilities)	334,965
1,674	Oberoi Realty Ltd. (Real Estate)	35,375
55,248	Oil & Natural Gas Corp. Ltd. (Energy)	217,873
7,768	Oil India Ltd. (Energy)	68,630
4,231	One 97 Communications Ltd. (Financials)*	31,373
331	Oracle Financial Services Software Ltd. (Information Technology)	43,367
75	Page Industries Ltd. (Consumer Discretionary)	38,023
1,354	Patanjali Foods Ltd. (Consumer Staples)	31,354
3,371	PB Fintech Ltd. (Financials)*	71,231
1,424	Persistent Systems Ltd. (Information Technology)	87,793
8,763	Petronet LNG Ltd. (Energy)	38,376
1,341	Phoenix Mills Ltd. (The) (Real Estate)	60,268
1,153	PI Industries Ltd. (Materials)	61,800
2,174	Pidilite Industries Ltd. (Materials)	80,958
622	Polycab India Ltd. (Industrials)	50,529
20,717	Power Finance Corp. Ltd. (Financials)	135,744
64,571	Power Grid Corp. of India Ltd. (Utilities)	259,758
1,974	Prestige Estates Projects Ltd. (Real Estate)	42,674
135	Procter & Gamble Hygiene & Health Care Ltd. (Consumer Staples)	26,585
31,845	Punjab National Bank (Financials)	44,260
8,344	Rail Vikas Nigam Ltd. (Industrials)	60,428
17,793	REC Ltd. (Financials)	131,478
48,864	Reliance Industries Ltd. (Energy)	1,759,037
38,295	Samvardhana Motherson International Ltd. (Consumer Discretionary)	89,163
4,379	SBI Cards & Payment Services Ltd. (Financials)	37,759
6,361	SBI Life Insurance Co. Ltd. (Financials)(a)	140,331
615	Schaeffler India Ltd. (Industrials)	28,903
141	Shree Cement Ltd. (Materials)	42,839
3,410	Shriram Finance Ltd. (Financials)	130,287
1,270	Siemens Ltd. (Industrials)	104,377
10,178	SJVN Ltd. (Utilities)	16,182
362	Solar Industries India Ltd. (Materials)	46,308

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
4,122	Sona Blw Precision Forgings Ltd. (Consumer Discretionary)(a)	$33,584
2,083	SRF Ltd. (Materials)	63,694
25,467	State Bank of India (Financials)	247,652
21,673	Steel Authority of India Ltd. (Materials)	34,547
15,381	Sun Pharmaceutical Industries Ltd. (Health Care)	334,069
915	Sundaram Finance Ltd. (Financials)	55,100
865	Supreme Industries Ltd. (Materials)	54,504
140,916	Suzlon Energy Ltd. (Industrials)*	127,422
1,685	Tata Communications Ltd. (Communication Services)	39,414
14,562	Tata Consultancy Services Ltd. (Information Technology)	790,637
8,857	Tata Consumer Products Ltd. (Consumer Staples)	126,739
513	Tata Elxsi Ltd. (Information Technology)	48,936
29,213	Tata Motors Ltd. (Consumer Discretionary)	387,094
24,213	Tata Power Co. Ltd. (The) (Utilities)	125,480
119,079	Tata Steel Ltd. (Materials)	216,886
940	Tata Technologies Ltd. (Information Technology)	11,943
8,868	Tech Mahindra Ltd. (Information Technology)	173,033
436	Thermax Ltd. (Industrials)	22,732
5,307	Titan Co. Ltd. (Consumer Discretionary)	225,587
1,321	Torrent Pharmaceuticals Ltd. (Health Care)	54,892
2,305	Torrent Power Ltd. (Utilities)	47,916
2,587	Trent Ltd. (Consumer Discretionary)	220,811
1,437	Tube Investments of India Ltd. (Consumer Discretionary)	69,061
3,272	TVS Motor Co. Ltd. (Consumer Discretionary)	109,753
1,641	UltraTech Cement Ltd. (Materials)	221,130
21,873	Union Bank of India Ltd. (Financials)	31,697
986	United Breweries Ltd. (Consumer Staples)	24,105
4,242	United Spirits Ltd. (Consumer Staples)	74,569
2,557	UNO Minda Ltd. (Consumer Discretionary)	35,789
7,413	UPL Ltd. (Materials)	52,885
6,628	Varun Beverages Ltd. (Consumer Staples)	118,610
562	Vedant Fashions Ltd. (Consumer Discretionary)	8,379

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
19,194	Vedanta Ltd. (Materials)	$107,205
298,464	Vodafone Idea Ltd. (Communication Services)*	55,656
3,289	Voltas Ltd. (Industrials)	68,377
20,037	Wipro Ltd. (Information Technology)	128,625
226,512	Yes Bank Ltd. (Financials)*	63,764
86,341	Zomato Ltd. (Consumer Discretionary)*	257,907
3,605	Zydus Lifesciences Ltd. (Health Care)	48,480

		25,429,035

Indonesia – 1.9%
165,022	Adaro Energy Indonesia Tbk PT (Energy)	38,012
100,320	Adaro Minerals Indonesia Tbk PT (Materials)*	8,341
178,367	Amman Mineral Internasional PT (Materials)*	122,912
288,056	Astra International Tbk PT (Industrials)	95,056
746,207	Bank Central Asia Tbk PT (Financials)	498,517
518,506	Bank Mandiri Persero Tbk PT (Financials)	239,040
206,751	Bank Negara Indonesia Persero Tbk PT (Financials)	71,570
1,002,712	Bank Rakyat Indonesia Persero Tbk PT (Financials)	334,129
403,037	Barito Pacific Tbk PT (Materials)	29,859
223,925	Barito Renewables Energy Tbk PT (Utilities)	155,755
98,006	Chandra Asri Pacific Tbk PT (Materials)	63,255
103,980	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	32,698
189,058	Dayamitra Telekomunikasi PT (Communication Services)	8,135
11,307,051	GoTo Gojek Tokopedia Tbk PT (Consumer Discretionary)*	38,044
32,898	Indah Kiat Pulp & Paper Tbk PT (Materials)	17,242
32,356	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)	24,024
62,465	Indofood Sukses Makmur Tbk PT (Consumer Staples)	27,686
20,400	Indosat Tbk PT (Communication Services)	13,695
284,651	Kalbe Farma Tbk PT (Health Care)	30,390
51,021	Mayora Indah Tbk PT (Consumer Staples)	8,781
155,906	Merdeka Battery Materials Tbk PT (Materials)*	5,548
185,780	Merdeka Copper Gold Tbk PT (Materials)*	28,369

Shares	Description	Value

Common Stocks – (continued)

Indonesia – (continued)
23,808	Pantai Indah Kapuk Dua Tbk PT (Materials)	$11,939
23,900	Petrindo Jaya Kreasi Tbk PT (Energy)*	14,691
300,430	Sarana Menara Nusantara Tbk PT (Communication Services)	16,232
268,790	Sumber Alfaria Trijaya Tbk PT (Consumer Staples)	50,436
677,158	Telkom Indonesia Persero Tbk PT (Communication Services)	134,073
117,963	Trimegah Bangun Persada Tbk PT (Materials)	6,946
88,768	Unilever Indonesia Tbk PT (Consumer Staples)	13,038
21,167	United Tractors Tbk PT (Energy)	37,047
31,588	Vale Indonesia Tbk PT (Materials)*	7,848

		2,183,308

Kazakhstan – –%
1,389	Solidcore Resources PLC (Materials)*(c)	—

Kuwait – 0.7%
22,791	Agility Public Warehousing Co. KSC (Industrials)	19,089
20,598	Boubyan Bank KSCP (Financials)	39,626
32,958	Gulf Bank KSCP (Financials)	34,182
159,623	Kuwait Finance House KSCP (Financials)	379,669
9,555	Mabanee Co KPSC (Real Estate)	26,822
29,919	Mobile Telecommunications Co. KSCP (Communication Services)	45,713
111,815	National Bank of Kuwait SAKP (Financials)	321,196

		866,297

Luxembourg – 0.0%
1,929	Reinet Investments SCA (Financials)	51,962

Mexico – 2.0%
451,972	America Movil SAB de CV, Series B (Communication Services)	375,023
6,652	Arca Continental SAB de CV (Consumer Staples)	59,716
25,049	Becle SAB de CV (Consumer Staples)	40,536
215,675	Cemex SAB de CV, Series CPO (Materials)	131,417
7,485	Coca-Cola Femsa SAB de CV (Consumer Staples)	63,040
2,817	El Puerto de Liverpool SAB de CV (Consumer Discretionary)	16,307

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
40,940	Fibra Uno Administracion SA de CV REIT (Real Estate)	$48,329
30,635	Fomento Economico Mexicano SAB de CV (Consumer Staples)	314,155
2,650	Gruma SAB de CV, Class B (Consumer Staples)	48,756
5,405	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)	95,961
2,595	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)	69,743
19,388	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	69,550
6,977	Grupo Carso SAB de CV, Series A1 (Industrials)	42,002
6,664	Grupo Comercial Chedraui SA de CV (Consumer Staples)	50,633
769	Grupo Elektra SAB DE CV (Financials)(c)	—
41,141	Grupo Financiero Banorte SAB de CV, Class O (Financials)	285,261
27,945	Grupo Financiero Inbursa SAB de CV, Class O (Financials)*	66,589
44,560	Grupo Mexico SAB de CV, Series B (Materials)	228,601
2,802	Industrias Penoles SAB de CV (Materials)*	33,710
22,839	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	37,425
11,010	Prologis Property Mexico SA de CV REIT (Real Estate)	35,158
71,079	Wal-Mart de Mexico SAB de CV (Consumer Staples)	227,119

		2,339,031

Netherlands – –%
1,289	Nebius Group NV, Class A (Communication Services)*(c)	—

Philippines – 0.6%
3,585	Ayala Corp. (Industrials)	38,627
86,936	Ayala Land, Inc. (Real Estate)	54,654
30,018	Bank of the Philippine Islands (Financials)	66,665
30,040	BDO Unibank, Inc. (Financials)	81,747
505	Globe Telecom, Inc. (Communication Services)	19,786
11,596	International Container Terminal Services, Inc. (Industrials)	81,823
6,387	Jollibee Foods Corp. (Consumer Discretionary)	29,552
4,207	Manila Electric Co. (Utilities)	31,858
25,655	Metropolitan Bank & Trust Co. (Financials)	33,582
1,294	PLDT, Inc. (Communication Services)	34,568

Shares	Description	Value

Common Stocks – (continued)

Philippines – (continued)
6,974	SM Investments Corp. (Industrials)	$109,920
163,487	SM Prime Holdings, Inc. (Real Estate)	90,115
12,427	Universal Robina Corp. (Consumer Staples)	20,140

		693,037

Qatar – 0.8%
48,031	Commercial Bank PSQC (The) (Financials)	53,888
26,503	Dukhan Bank (Financials)	27,733
28,348	Industries Qatar QSC (Industrials)	100,436
98,404	Masraf Al Rayan QSC (Financials)	62,161
61,905	Mesaieed Petrochemical Holding Co. (Materials)	28,054
10,479	Ooredoo QPSC (Communication Services)	31,716
7,279	Qatar Electricity & Water Co. QSC (Utilities)	31,387
8,795	Qatar Fuel QSC (Energy)	35,146
50,373	Qatar Gas Transport Co. Ltd. (Energy)	62,188
15,842	Qatar International Islamic Bank QSC (Financials)	47,426
23,408	Qatar Islamic Bank (Financials)	125,623
63,348	Qatar National Bank QPSC (Financials)	275,593

		881,351

Russia – 0.0%
12,708	Alrosa PJSC (Materials)(c)	—
801	Gazprom Neft PJSC (Energy)(c)	—
49,291	Gazprom PJSC (Energy)*(c)	—
26,300	GMK Norilskiy Nickel PAO (Materials)(c)	—
1,413	LUKOIL PJSC (Energy)(c)	—
4,560	Mobile TeleSystems PJSC (Communication Services)(c)	—
3,099	Novatek PJSC (Energy)(c)	—
5,287	Novolipetsk Steel PJSC (Materials)(c)	—
780	PIK-Spetsializirovannyy Zastroyshchik PAO (Consumer Discretionary)*(c)	—
128	Polyus PJSC (Materials)*(c)	—
5,078	Rosneft Oil Co. PJSC (Energy)(c)	—
44,370	Sberbank of Russia PJSC (Financials)(c)	—
969	Severstal PAO (Materials)(c)	—
146,300	Surgutneftegas PJSC (Energy)(c)	—
6,047	Tatneft PJSC (Energy)(c)	—
6,503	United Co RUSAL International PJSC (Materials)*(c)	—

		—

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – 3.8%
1,902	ACWA Power Co. (Utilities)	$213,485
5,442	Ades Holding Co. (Energy)*	29,700
1,986	Advanced Petrochemical Co. (Materials)*	20,031
27,965	Al Rajhi Bank (Financials)	656,536
699	Al Rajhi Co. for Co-operative Insurance (Financials)*	37,627
17,478	Alinma Bank (Financials)	145,316
3,507	Almarai Co. JSC (Consumer Staples)	50,840
12,661	Arab National Bank (Financials)	65,117
361	Arabian Internet & Co.mmunications Services Co. (Information Technology)	27,917
8,739	Bank AlBilad (Financials)	89,658
7,166	Bank Al-Jazira (Financials)*	33,685
8,424	Banque Saudi Fransi (Financials)	76,549
1,057	Bupa Arabia for Cooperative Insurance Co. (Financials)	65,460
1,072	Co. for Cooperative Insurance (The) (Financials)	45,078
1,227	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	100,054
377	Elm Co. (Information Technology)	100,685
5,383	Etihad Etisalat Co. (Communication Services)	72,441
8,386	Jarir Marketing Co. (Consumer Discretionary)	28,560
1,380	Mouwasat Medical Services Co. (Health Care)	38,245
566	Nahdi Medical Co. (Consumer Staples)	20,060
6,557	Rabigh Refining & Petrochemical Co. (Energy)*	14,328
20,974	Riyad Bank (Financials)	144,201
665	Riyadh Cables Group Co. (Industrials)	19,777
3,328	SABIC Agri-Nutrients Co. (Materials)	103,230
5,293	Sahara International Petrochemical Co. (Materials)	40,693
342	SAL Saudi Logistics Services (Industrials)	27,341
17,282	Saudi Arabian Mining Co. (Materials)*	195,497
82,145	Saudi Arabian Oil Co. (Energy)(a)	611,830
760	Saudi Aramco Base Oil Co. (Materials)	26,774
14,286	Saudi Awwal Bank (Financials)	132,673
12,841	Saudi Basic Industries Corp. (Materials)	255,958
11,542	Saudi Electricity Co. (Utilities)	53,948
5,446	Saudi Industrial Investment Group (Materials)	28,241

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – (continued)
11,395	Saudi Kayan Petrochemical Co. (Materials)*	$26,145
41,947	Saudi National Bank (The) (Financials)	391,234
459	Saudi Research & Media Group (Communication Services)*	32,144
711	Saudi Tadawul Group Holding Co. (Financials)	46,420
25,682	Saudi Telecom Co. (Communication Services)	294,283
3,733	Savola Group (The) (Consumer Staples)*	26,461
3,930	Yanbu National Petrochemical Co. (Materials)	42,100

		4,430,322

South Africa – 2.7%
11,863	Absa Group Ltd. (Financials)	117,501
819	Anglo American Platinum Ltd. (Materials)(b)	28,395
5,118	Aspen Pharmacare Holdings Ltd. (Health Care)	69,179
4,765	Bid Corp. Ltd. (Consumer Staples)	120,538
4,839	Bidvest Group Ltd. (The) (Industrials)	79,365
1,390	Capitec Bank Holdings Ltd. (Financials)	229,065
3,451	Clicks Group Ltd. (Consumer Staples)	72,633
7,983	Discovery Ltd. (Financials)	68,792
3,612	Exxaro Resources Ltd. (Energy)	32,550
71,391	FirstRand Ltd. (Financials)	345,717
12,551	Gold Fields Ltd. (Materials)	175,269
7,753	Harmony Gold Mining Co. Ltd. (Materials)	77,844
12,410	Impala Platinum Holdings Ltd. (Materials)	53,820
3,159	Investec Ltd. (Financials)(b)	24,130
861	Kumba Iron Ore Ltd. (Materials)(b)	17,113
23,989	MTN Group Ltd. (Communication Services)	120,060
4,410	MultiChoice Group (Communication Services)*	27,382
2,574	Naspers Ltd., Class N (Consumer Discretionary)	533,175
6,218	Nedbank Group Ltd. (Financials)	103,904
4,691	Northam Platinum Holdings Ltd. (Materials)	27,855
69,504	Old Mutual Ltd. (Financials)	50,499
12,666	OUTsurance Group Ltd. (Financials)	34,049
26,682	Pepkor Holdings Ltd. (Consumer Discretionary)(a)	32,911
7,233	Remgro Ltd. (Financials)	58,870
23,033	Sanlam Ltd. (Financials)	115,314
8,363	Sasol Ltd. (Materials)	64,803

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

South Africa – (continued)
6,763	Shoprite Holdings Ltd. (Consumer Staples)	$118,112
39,898	Sibanye Stillwater Ltd. (Materials)	38,718
19,271	Standard Bank Group Ltd. (Financials)	260,492
8,446	Vodacom Group Ltd. (Communication Services)	52,346
12,773	Woolworths Holdings Ltd. (Consumer Discretionary)	46,517

		3,196,918

South Korea – 11.0%
532	Alteogen, Inc. (Health Care)*	127,041
415	Amorepacific Corp. (Consumer Staples)	38,647
401	AMOREPACIFIC Group (Consumer Staples)	7,475
105	BGF retail Co. Ltd. (Consumer Staples)	9,275
3,847	BNK Financial Group, Inc. (Financials)	29,259
266	Celltrion Pharm, Inc. (Health Care)*	13,740
2,163	Celltrion, Inc. (Health Care)	328,696
1,022	Cheil Worldwide, Inc. (Communication Services)	13,893
106	CJ CheilJedang Corp. (Consumer Staples)	25,551
203	CJ Corp. (Industrials)	17,005
151	CJ ENM Co. Ltd. (Communication Services)*	8,206
105	CJ Logistics Corp. (Industrials)	7,412
310	CosmoAM&T Co. Ltd. (Information Technology)*	24,877
813	Coway Co. Ltd. (Consumer Discretionary)	40,898
355	CS Wind Corp. (Industrials)	17,114
2,900	Daewoo Engineering & Construction Co. Ltd. (Industrials)*	8,749
554	DB HiTek Co. Ltd. (Information Technology)	16,900
622	DB Insurance Co. Ltd. (Financials)	54,012
463	Dongsuh Cos., Inc. (Consumer Staples)	6,457
718	Doosan Bobcat, Inc. (Industrials)	21,392
100	Doosan Co. Ltd. (Industrials)	11,191
6,124	Doosan Enerbility Co. Ltd. (Industrials)*	82,977
617	Doosan Fuel Cell Co. Ltd. (Industrials)*	8,637
301	Doosan Robotics, Inc. (Industrials)*	15,863
665	Ecopro BM Co. Ltd. (Industrials)*	83,781

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
416	Ecopro Materials Co. Ltd. (Industrials)*	$28,276
257	E-MART, Inc. (Consumer Staples)	12,255
216	Enchem Co. Ltd. (Materials)*	30,965
250	F&F Co. Ltd. (Consumer Discretionary)	10,967
612	Fila Holdings Corp. (Consumer Discretionary)	19,402
57	Green Cross Corp. (Health Care)	7,292
663	GS Holdings Corp. (Industrials)	22,409
615	GS Retail Co. Ltd. (Consumer Staples)	10,151
4,114	Hana Financial Group, Inc. (Financials)	190,633
355	Hanjin Kal Corp. (Consumer Discretionary)	18,257
1,017	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	33,041
101	Hanmi Pharm Co. Ltd. (Health Care)	23,854
302	Hanmi Science Co. Ltd. (Health Care)	7,449
614	Hanmi Semiconductor Co. Ltd. (Information Technology)	52,628
2,393	Hanon Systems (Consumer Discretionary)	7,246
149	Hansol Chemical Co. Ltd. (Materials)	16,084
476	Hanwha Aerospace Co. Ltd. (Industrials)	103,335
508	Hanwha Corp. (Industrials)	11,047
4,123	Hanwha Life Insurance Co. Ltd. (Financials)	9,167
2,077	Hanwha Ocean Co. Ltd. (Industrials)*	53,719
1,528	Hanwha Solutions Corp. (Materials)	29,511
816	Hanwha Systems Co. Ltd. (Industrials)	11,380
612	HD Hyundai Co. Ltd. (Energy)	37,063
303	HD Hyundai Electric Co. Ltd. (Industrials)	69,294
301	HD Hyundai Heavy Industries Co. Ltd. (Industrials)*	43,668
1,836	HD Hyundai Infracore Co. Ltd. (Industrials)*	9,868
127	HD Hyundai Marine Solution Co. Ltd. (Industrials)	9,897
324	HD HYUNDAI MIPO (Industrials)*	25,006
636	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	91,126
463	HL Mando Co. Ltd. (Consumer Discretionary)	11,767
1,658	HLB, Inc. (Health Care)*	111,456

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
4,236	HMM Co. Ltd. (Industrials)	$53,812
413	Hotel Shilla Co. Ltd. (Consumer Discretionary)	14,670
78	Hugel, Inc. (Health Care)*	15,911
292	HYBE Co. Ltd. (Communication Services)	40,307
34	Hyosung Advanced Materials Corp. (Materials)	7,203
34	Hyosung TNC Corp. (Materials)	7,559
101	Hyundai Autoever Corp. (Information Technology)	12,195
306	Hyundai Elevator Co. Ltd. (Industrials)	9,621
1,073	Hyundai Engineering & Construction Co. Ltd. (Industrials)	25,703
522	Hyundai Glovis Co. Ltd. (Industrials)	43,765
869	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	22,638
889	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	144,745
1,933	Hyundai Motor Co. (Consumer Discretionary)	369,713
1,022	Hyundai Rotem Co. Ltd. (Industrials)	41,313
1,227	Hyundai Steel Co. (Materials)	23,330
3,760	Industrial Bank of Korea (Financials)	38,871
407	JYP Entertainment Corp. (Communication Services)	15,569
4,308	Kakao Corp. (Communication Services)	119,967
557	Kakao Games Corp. (Communication Services)*	7,618
3,049	KakaoBank Corp. (Financials)	50,442
312	Kakaopay Corp. (Financials)*	5,874
1,785	Kangwon Land, Inc. (Consumer Discretionary)	21,366
5,326	KB Financial Group, Inc. (Financials)	342,481
53	KCC Corp. (Materials)	11,367
201	KEPCO Engineering & Construction Co., Inc. (Industrials)	10,096
256	KEPCO Plant Service & Engineering Co. Ltd. (Industrials)	7,982
3,526	Kia Corp. (Consumer Discretionary)	280,053
201	KIWOOM Securities Co. Ltd. (Financials)	20,328
1,001	Korea Aerospace Industries Ltd. (Industrials)	40,689
3,664	Korea Electric Power Corp. (Utilities)*	59,519
413	Korea Gas Corp. (Utilities)*	16,138

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
608	Korea Investment Holdings Co. Ltd. (Financials)	$33,134
148	Korea Zinc Co. Ltd. (Materials)	59,273
2,625	Korean Air Lines Co. Ltd. (Industrials)	43,329
419	Krafton, Inc. (Communication Services)*	102,566
881	KT Corp. (Communication Services)	25,457
1,473	KT&G Corp. (Consumer Staples)	119,309
453	Kum Yang Co. Ltd. (Materials)*	15,701
213	Kumho Petrochemical Co. Ltd. (Materials)	21,829
361	L&F Co. Ltd. (Industrials)*	25,348
150	LEENO Industrial, Inc. (Information Technology)	21,975
671	LG Chem Ltd. (Materials)	161,490
1,269	LG Corp. (Industrials)	75,237
4,109	LG Display Co. Ltd. (Information Technology)*	34,635
1,536	LG Electronics, Inc. (Consumer Discretionary)	114,293
578	LG Energy Solution Ltd. (Industrials)*	167,881
133	LG H&H Co. Ltd. (Consumer Staples)	35,295
205	LG Innotek Co. Ltd. (Information Technology)	42,662
3,051	LG Uplus Corp. (Communication Services)	22,268
259	Lotte Chemical Corp. (Materials)	16,034
460	Lotte Corp. (Industrials)	8,523
303	Lotte Energy Materials Corp. (Information Technology)	8,880
153	Lotte Shopping Co. Ltd. (Consumer Discretionary)	7,147
258	LS Corp. (Industrials)	21,844
211	LS Electric Co. Ltd. (Industrials)	26,362
1,305	Meritz Financial Group, Inc. (Financials)	89,191
3,860	Mirae Asset Securities Co. Ltd. (Financials)	24,157
1,937	NAVER Corp. (Communication Services)	245,197
204	NCSoft Corp. (Communication Services)	28,649
310	Netmarble Corp. (Communication Services)*(a)	14,133
1,988	NH Investment & Securities Co. Ltd. (Financials)	20,329
50	NongShim Co. Ltd. (Consumer Staples)	14,448
198	OCI Holdings Co. Ltd. (Materials)	10,568
317	Orion Corp. (Consumer Staples)	21,832

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
3,203	Pan Ocean Co. Ltd. (Industrials)	$8,884
455	Pearl Abyss Corp. (Communication Services)*	11,581
760	Posco DX Co. Ltd. (Information Technology)	15,133
410	POSCO Future M Co. Ltd. (Industrials)	65,834
1,017	POSCO Holdings, Inc. (Materials)	258,846
764	Posco International Corp. (Industrials)	32,256
257	S-1 Corp. (Industrials)	11,409
205	Sam Chun Dang Pharm Co. Ltd. (Health Care)*	24,247
251	Samsung Biologics Co. Ltd. (Health Care)*(a)	184,137
1,050	Samsung C&T Corp. (Industrials)	116,095
358	Samsung Card Co. Ltd. (Financials)	11,644
2,213	Samsung E&A Co. Ltd. (Industrials)*	41,995
783	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	83,701
67,517	Samsung Electronics Co. Ltd. (Information Technology)	3,755,297
443	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	114,908
9,242	Samsung Heavy Industries Co. Ltd. (Industrials)*	72,574
1,082	Samsung Life Insurance Co. Ltd. (Financials)	78,729
732	Samsung SDI Co. Ltd. (Information Technology)	193,980
518	Samsung SDS Co. Ltd. (Information Technology)	58,437
919	Samsung Securities Co. Ltd. (Financials)	32,506
59	Samyang Foods Co. Ltd. (Consumer Staples)	21,840
6,428	Shinhan Financial Group Co. Ltd. (Financials)	269,949
103	Shinsegae, Inc. (Consumer Discretionary)	11,612
410	SK Biopharmaceuticals Co. Ltd. (Health Care)*	35,296
356	SK Bioscience Co. Ltd. (Health Care)*	14,791
7,672	SK Hynix, Inc. (Information Technology)	997,587
407	SK IE Technology Co. Ltd. (Industrials)*(a)	10,024
820	SK Innovation Co. Ltd. (Energy)*	67,523
1,265	SK Square Co. Ltd. (Industrials)*	74,337

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
1,529	SK Telecom Co. Ltd. (Communication Services)	$63,181
513	SK, Inc. (Industrials)	54,992
256	SKC Co. Ltd. (Materials)*	24,683
612	S-Oil Corp. (Energy)	28,588
55	Soulbrain Co. Ltd. (Materials)	9,758
257	Wemade Co. Ltd. (Communication Services)*	6,406
463	WONIK IPS Co. Ltd. (Information Technology)*	11,836
9,155	Woori Financial Group, Inc. (Financials)	109,790
780	Yuhan Corp. (Health Care)	82,330

		12,763,798

Taiwan – 18.7%
7,204	Accton Technology Corp. (Information Technology)	114,399
41,777	Acer, Inc. (Information Technology)	57,135
6,146	Advantech Co. Ltd. (Information Technology)	67,051
1,064	Alchip Technologies Ltd. (Information Technology)	88,140
52,578	ASE Technology Holding Co. Ltd. (Information Technology)	252,289
36,511	Asia Cement Corp. (Materials)	51,474
4,570	Asia Vital Components Co. Ltd. (Information Technology)	86,571
405	ASMedia Technology, Inc. (Information Technology)	22,409
456	ASPEED Technology, Inc. (Information Technology)	70,275
10,011	Asustek Computer, Inc. (Information Technology)	168,050
82,701	AUO Corp. (Information Technology)*	42,527
9,313	Catcher Technology Co. Ltd. (Information Technology)	68,705
161,807	Cathay Financial Holding Co. Ltd. (Financials)	321,186
21,993	Chailease Holding Co. Ltd. (Financials)	100,031
86,896	Chang Hwa Commercial Bank Ltd. (Financials)	47,944
30,449	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	47,258
8,847	Chicony Electronics Co. Ltd. (Information Technology)	44,802
42,879	China Airlines Ltd. (Industrials)	27,612
173,697	China Steel Corp. (Materials)	120,811
6,107	Chroma ATE, Inc. (Information Technology)	62,330
54,234	Chunghwa Telecom Co. Ltd. (Communication Services)	210,222
56,844	Compal Electronics, Inc. (Information Technology)	58,994

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
259,410	CTBC Financial Holding Co. Ltd. (Financials)	$264,762
27,410	Delta Electronics, Inc. (Information Technology)	342,304
12,861	E Ink Holdings, Inc. (Information Technology)	122,620
218,817	E.Sun Financial Holding Co. Ltd. (Financials)	192,893
3,363	Eclat Textile Co. Ltd. (Consumer Discretionary)	56,348
4,321	Elite Material Co. Ltd. (Information Technology)	62,809
913	eMemory Technology, Inc. (Information Technology)	75,203
39,885	Eva Airways Corp. (Industrials)	44,074
13,847	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	81,377
44,105	Far Eastern New Century Corp. (Industrials)	49,978
25,013	Far EasTone Telecommunications Co. Ltd. (Communication Services)	70,762
9,408	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	42,937
159,047	First Financial Holding Co. Ltd. (Financials)	135,481
63,297	Formosa Chemicals & Fibre Corp. (Materials)	86,665
20,801	Formosa Petrochemical Corp. (Energy)	36,478
77,265	Formosa Plastics Corp. (Materials)	124,629
1,475	Formosa Sumco Technology Corp. (Information Technology)	6,847
2,857	Fortune Electric Co. Ltd. (Industrials)	59,569
14,188	Foxconn Technology Co. Ltd. (Information Technology)	30,336
120,163	Fubon Financial Holding Co. Ltd. (Financials)	345,201
4,827	Giant Manufacturing Co. Ltd. (Consumer Discretionary)	36,063
7,939	Gigabyte Technology Co. Ltd. (Information Technology)	64,773
1,246	Global Unichip Corp. (Information Technology)	43,429
4,102	Globalwafers Co. Ltd. (Information Technology)	62,126
4,777	Gold Circuit Electronics Ltd. (Information Technology)	31,508
26,451	Highwealth Construction Corp. (Real Estate)	46,056
4,176	Hiwin Technologies Corp. (Industrials)	28,197
170,341	Hon Hai Precision Industry Co. Ltd. (Information Technology)	982,429
4,566	Hotai Motor Co. Ltd. (Consumer Discretionary)	94,203

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
143,575	Hua Nan Financial Holdings Co. Ltd. (Financials)	$114,447
106,567	Innolux Corp. (Information Technology)*	52,634
3,618	International Games System Co. Ltd. (Communication Services)	88,103
44,752	Inventec Corp. (Information Technology)	63,792
1,460	Jentech Precision Industrial Co. Ltd. (Information Technology)	61,841
231,442	KGI Financial Holding Co. Ltd. (Financials)	116,481
1,106	King Slide Works Co. Ltd. (Information Technology)	43,735
15,945	King Yuan Electronics Co. Ltd. (Information Technology)	60,311
1,359	Largan Precision Co. Ltd. (Information Technology)	132,544
31,742	Lite-On Technology Corp. (Information Technology)	106,171
1,322	Lotes Co. Ltd. (Information Technology)	63,228
27,265	Macronix International Co. Ltd. (Information Technology)	23,609
21,463	MediaTek, Inc. (Information Technology)	831,951
167,911	Mega Financial Holding Co. Ltd. (Financials)	204,443
3,308	Merida Industry Co. Ltd. (Consumer Discretionary)	24,921
10,153	Micro-Star International Co. Ltd. (Information Technology)	58,239
1,223	momo.com, Inc. (Consumer Discretionary)	14,910
79,990	Nan Ya Plastics Corp. (Materials)	113,271
3,203	Nan Ya Printed Circuit Board Corp. (Information Technology)	14,718
17,446	Nanya Technology Corp. (Information Technology)*	28,740
2,843	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	41,770
8,079	Novatek Microelectronics Corp. (Information Technology)	136,376
4,916	Oneness Biotech Co. Ltd. (Health Care)*	24,895
1,120	Parade Technologies Ltd. (Information Technology)	28,114
27,634	Pegatron Corp. (Information Technology)	88,543
3,764	PharmaEssentia Corp. (Health Care)*	82,246
2,487	Phison Electronics Corp. (Information Technology)	41,359
3,971	Polaris Group (Health Care)*	7,895
33,206	Pou Chen Corp. (Consumer Discretionary)	36,071

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
44,363	Powerchip Semiconductor Manufacturing Corp. (Information Technology)*	$29,954
8,973	Powertech Technology, Inc. (Information Technology)	40,812
7,844	President Chain Store Corp. (Consumer Staples)	69,024
33,700	Quanta Computer, Inc. (Information Technology)	282,326
6,477	Realtek Semiconductor Corp. (Information Technology)	108,321
28,925	Ruentex Development Co. Ltd. (Real Estate)	44,531
10,227	Ruentex Industries Ltd. (Consumer Discretionary)	25,991
64,835	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	81,576
3,823	Shihlin Electric & Engineering Corp. (Industrials)	26,351
205,718	Shin Kong Financial Holding Co. Ltd. (Financials)*	82,956
7,885	Sino-American Silicon Products, Inc. (Information Technology)	49,050
157,635	SinoPac Financial Holdings Co. Ltd. (Financials)	118,263
17,927	Synnex Technology International Corp. (Information Technology)	40,404
32,408	TA Chen Stainless Pipe (Materials)	36,977
193,219	Taishin Financial Holding Co. Ltd. (Financials)	111,740
98,761	Taiwan Business Bank (Financials)	48,779
157,060	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	127,160
9,915	Taiwan Fertilizer Co. Ltd. (Materials)	18,565
31,586	Taiwan High Speed Rail Corp. (Industrials)	29,522
25,846	Taiwan Mobile Co. Ltd. (Communication Services)	90,489
341,445	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	10,075,776
29,074	Tatung Co. Ltd. (Industrials)*	41,625
102,764	TCC Group Holdings Co. Ltd. (Materials)	105,848
26,093	Teco Electric and Machinery Co. Ltd. (Industrials)	40,008
7,122	Tripod Technology Corp. (Information Technology)	45,974
18,618	Unimicron Technology Corp. (Information Technology)	95,156
67,531	Uni-President Enterprises Corp. (Consumer Staples)	174,369

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
164,638	United Microelectronics Corp. (Information Technology)	$285,633
12,784	Vanguard International Semiconductor Corp. (Information Technology)	49,154
1,473	VisEra Technologies Co. Ltd. (Information Technology)	14,228
1,066	Voltronic Power Technology Corp. (Industrials)	66,479
41,249	Walsin Lihwa Corp. (Industrials)	45,324
5,742	Walsin Technology Corp. (Information Technology)	19,834
20,016	Wan Hai Lines Ltd. (Industrials)	51,870
5,241	Win Semiconductors Corp. (Information Technology)*	22,445
45,136	Winbond Electronics Corp. (Information Technology)	33,933
38,471	Wistron Corp. (Information Technology)	122,063
1,333	Wiwynn Corp. (Information Technology)	79,172
22,343	WPG Holdings Ltd. (Information Technology)	56,713
11,008	WT Microelectronics Co. Ltd. (Information Technology)	40,605
6,634	Yageo Corp. (Information Technology)	136,247
24,908	Yang Ming Marine Transport Corp. (Industrials)	50,221
160,863	Yuanta Financial Holding Co. Ltd. (Financials)	160,410
5,344	Yulon Finance Corp. (Financials)	24,056
8,596	Yulon Motor Co. Ltd. (Consumer Discretionary)	14,645
9,559	Zhen Ding Technology Holding Ltd. (Information Technology)	40,489

		21,810,698

Thailand – 1.9%
15,488	Advanced Info Service PCL, NVDR (Communication Services)	113,031
61,093	Airports of Thailand PCL, NVDR (Industrials)	107,854
126,837	Asset World Corp. PCL, NVDR (Consumer Discretionary)	12,442
15,278	B Grimm Power PCL, NVDR (Utilities)	9,118
3,354	Bangkok Bank PCL, NVDR (Financials)	13,973
158,544	Bangkok Dusit Medical Services PCL, NVDR (Health Care)	129,993
116,460	Bangkok Expressway & Metro PCL, NVDR (Industrials)	26,323
124,340	Banpu PCL, NVDR (Energy)	20,022

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
15,269	Berli Jucker PCL, NVDR (Consumer Staples)	$10,151
121,815	BTS Group Holdings PCL, NVDR (Industrials)*	15,261
8,300	Bumrungrad Hospital PCL, NVDR (Health Care)	60,083
43,000	Cal-Comp Electronics Thailand PCL (Information Technology)	7,675
5,216	Carabao Group PCL, NVDR (Consumer Staples)	10,595
45,811	Central Pattana PCL, NVDR (Real Estate)	80,536
15,985	Central Plaza Hotel PCL, NVDR (Consumer Discretionary)	16,531
53,260	Central Retail Corp. PCL, NVDR (Consumer Discretionary)	46,423
56,577	Charoen Pokphand Foods PCL, NVDR (Consumer Staples)	41,123
10,851	Com7 PCL, NVDR (Consumer Discretionary)	7,855
83,427	CP ALL PCL, NVDR (Consumer Staples)	149,131
20,631	CP Axtra PCL, NVDR (Consumer Staples)	18,897
65,700	Delta Electronics Thailand PCL, NVDR (Information Technology)	206,738
3,458	Electricity Generating PCL, NVDR (Utilities)	10,932
30,479	Energy Absolute PCL, NVDR (Utilities)	5,944
10,151	Global Power Synergy PCL, NVDR (Utilities)	12,072
74,501	Gulf Energy Development PCL, NVDR (Utilities)	111,713
71,150	Home Product Center PCL, NVDR (Consumer Discretionary)	19,025
25,563	Indorama Ventures PCL, NVDR (Materials)	12,916
12,994	Intouch Holdings PCL, NVDR (Communication Services)	31,674
9,500	I-TAIL Corp. PCL, NVDR (Consumer Staples)	5,698
8,494	Kasikornbank PCL, NVDR (Financials)	35,888
11,822	KCE Electronics PCL, NVDR (Information Technology)	13,273
49,875	Krung Thai Bank PCL, NVDR (Financials)	26,967
14,918	Krungthai Card PCL, NVDR (Financials)	18,402
118,005	Land & Houses PCL, NVDR (Real Estate)	19,699

Shares	Description	Value

Common Stocks – (continued)

Thailand – (continued)
46,303	Minor International PCL, NVDR (Consumer Discretionary)	$36,938
10,320	Muangthai Capital PCL, NVDR (Financials)	13,340
20,967	Ngern Tid Lor PCL, NVDR (Financials)	10,222
25,317	Osotspa PCL, NVDR (Consumer Staples)	16,756
19,661	PTT Exploration & Production PCL, NVDR (Energy)	82,199
32,125	PTT Global Chemical PCL, NVDR (Materials)	23,729
41,319	PTT Oil & Retail Business PCL, NVDR (Consumer Discretionary)	18,923
194,762	PTT PCL, NVDR (Energy)	192,777
14,870	Ratch Group PCL, NVDR (Utilities)	13,400
11,981	SCB X PCL, NVDR (Financials)	37,878
15,842	SCG Packaging PCL, NVDR (Materials)	11,374
11,023	Siam Cement PCL (The), NVDR (Materials)	74,909
26,328	Siam Global House PCL, NVDR (Consumer Discretionary)	11,513
11,885	Srisawad Corp. PCL, NVDR (Financials)	13,344
119,222	Thai Beverage PCL (Consumer Staples)	48,477
36,056	Thai Life Insurance PCL, NVDR (Financials)	8,310
15,677	Thai Oil PCL, NVDR (Energy)	24,550
40,671	Thai Union Group PCL, NVDR (Consumer Staples)	18,866
2,889	Tisco Financial Group PCL, NVDR (Financials)	8,152
346,950	TMBThanachart Bank PCL, NVDR (Financials)	18,965
143,863	True Corp. PCL, NVDR (Communication Services)*	43,782
121,679	WHA Corp. PCL, NVDR (Real Estate)	19,054

		2,175,416

Turkey – 1.0%
1,329	AG Anadolu Grubu Holding AS (Industrials)	12,883
4,280	Agrotech Yueksek Teknoloji VE Yatirim AS (Consumer Staples)*	2,026
9,872	Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS (Utilities)	3,854
40,132	Akbank TAS (Financials)	68,676
565	Akcansa Cimento AS (Materials)	2,620

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
4,583	Akfen Yenilenebilir Enerji AS (Utilities)*	$2,935
23,796	Aksa Akrilik Kimya Sanayii AS (Consumer Discretionary)	6,237
2,954	Aksa Enerji Uretim AS (Utilities)	3,269
2,035	Alarko Holding AS (Industrials)	5,746
1,067	Alfa Solar Enerji Sanayi VE Ticaret AS (Information Technology)	1,795
2,547	Anadolu Anonim Turk Sigorta Sirketi (Financials)*	5,749
2,775	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	18,140
924	Anadolu Hayat Emeklilik AS (Financials)	2,788
144	Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS, Class C (Industrials)	292
1,470	Arcelik AS (Consumer Discretionary)	6,218
16,772	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	28,750
3,201	Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS (Industrials)	7,094
2,187	Aydem Yenilenebilir Enerji AS (Utilities)	1,634
1,121	Aygaz AS (Utilities)	4,922
1,221	Baskent Dogalgaz Dagitim Gayrimenkul Yatirim Ortakligi AS (Utilities)	933
1,032	Baticim Bati Anadolu Cimento Sanayii AS (Materials)*	7,058
6,353	Bera Holding AS (Industrials)	2,762
5,918	BIM Birlesik Magazalar AS (Consumer Staples)	93,803
406	Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret AS (Materials)*	4,511
53	Borusan Yatirim ve Pazarlama AS (Financials)	2,839
758	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS (Consumer Discretionary)	1,998
23,191	Can2 Termik AS (Utilities)*	1,144
48	Celebi Hava Servisi AS (Industrials)	2,618
5,802	Cimsa Cimento Sanayi VE Ticaret AS (Materials)	6,107
11,792	Coca-Cola Icecek AS (Consumer Staples)	21,079
452	CW Enerji Muhendislik Ticaret VE Sanayi AS (Industrials)	2,787
607	Deva Holding AS (Health Care)	1,217
14,652	Dogan Sirketler Grubu Holding AS (Consumer Discretionary)	6,705

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
707	Dogu Aras Enerji Yatirimlari AS (Utilities)*	$1,089
1,119	Dogus Otomotiv Servis ve Ticaret AS (Consumer Discretionary)	7,860
261	Eczacibasi Yatirim Holding Ortakligi AS (Industrials)	1,623
16	EGE Endustri VE Ticaret AS (Consumer Discretionary)	4,757
2,286	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Consumer Staples)	3,315
30,065	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	10,307
3,669	Enerjisa Enerji AS (Utilities)(a)	6,478
563	Enerya Enerji AS (Utilities)	3,343
7,880	Enka Insaat ve Sanayi AS (Industrials)	11,287
24,568	Eregli Demir ve Celik Fabrikalari TAS (Materials)	34,860
914	Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret AS (Industrials)*	2,392
916	Ford Otomotiv Sanayi AS (Consumer Discretionary)	25,919
1,368	GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS (Health Care)	3,481
1,978	Girisim Elektrik Taahhut Ticaret Ve Sanayi AS (Industrials)*	2,530
1,166	Gubre Fabrikalari TAS (Materials)*	5,808
15,204	Haci Omer Sabanci Holding AS (Financials)	39,272
14,951	Hektas Ticaret TAS (Materials)*	5,117
7,224	Is Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	3,371
6,249	Is Yatirim Menkul Degerler AS (Financials)	6,669
2,035	Izdemir Enerji Elektrik Uretim AS (Utilities)*	1,251
2,784	Jantsa Jant Sanayi Ve Ticaret AS (Industrials)	2,045
1,624	Kaleseramik Canakkale Kalebodur Seramik Sanayi AS (Industrials)	2,054
3,465	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (Materials)	1,827
615	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B (Materials)	309
11,647	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (Materials)	7,856

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
1,573	Kayseri Seker Fabrikasi AS (Consumer Staples)	$1,072
3,504	Kiler Holding AS (Industrials)*	3,289
968	Kimteks Poliuretan Sanayi VE Ticaret AS (Materials)	1,227
9,871	KOC Holding AS (Industrials)	53,979
2,334	Kocaer Celik Sanayi Ve Ticaret AS (Materials)	3,075
3,461	Kontrolmatik Enerji Ve Muhendislik AS (Industrials)*	5,001
3	Konya Cimento Sanayii AS (Materials)*	579
1,012	Kordsa Teknik Tekstil AS (Consumer Discretionary)*	2,298
15,007	Koza Altin Isletmeleri AS (Materials)*	11,074
2,898	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	5,312
4,015	Margun Enerji Uretim Sanayi VE Ticaret AS (Utilities)*	2,671
4,268	Mavi Giyim Sanayi Ve Ticaret AS, Class B (Consumer Discretionary)(a)	13,217
3,557	MIA Teknoloji AS (Information Technology)*	5,064
1,374	Migros Ticaret AS (Consumer Staples)	19,540
1,173	MLP Saglik Hizmetleri AS (Health Care)*(a)	11,353
401	Nuh Cimento Sanayi AS (Materials)	2,960
17,345	ODAS Elektrik Uretim ve Sanayi Ticaret AS (Utilities)*	3,676
503	Otokar Otomotiv Ve Savunma Sanayi A.S. (Industrials)	6,906
3,872	Oyak Cimento Fabrikalari AS (Materials)*	7,797
3,220	Pegasus Hava Tasimaciligi AS (Industrials)*	21,483
15,927	Petkim Petrokimya Holding AS (Materials)*	10,743
11	Politeknik Metal Sanayi ve Ticaret AS (Materials)*	2,533
3,065	Reeder Teknoloji Sanayi VE Ticaret AS (Information Technology)*	3,052
8,302	Reysas Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	2,654
1,949	Reysas Tasimacilik ve Lojistik Ticaret AS (Industrials)*	2,660
7,441	Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS (Industrials)	5,119
145,380	Sasa Polyester Sanayi AS (Materials)*	20,995
198	SDT Uzay VE Savunma Teknolojileri AS (Industrials)	1,459

Shares	Description	Value

Common Stocks – (continued)

Turkey – (continued)
1,833	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care)	$2,932
2,346	Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS (Information Technology)*	2,982
4,066	Sok Marketler Ticaret AS (Consumer Staples)	6,302
748	TAB Gida Sanayi Ve Ticaret AS (Consumer Discretionary)	3,513
2,702	TAV Havalimanlari Holding AS (Industrials)*	19,820
2,851	Tekfen Holding AS (Industrials)*	4,469
1,928	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	13,808
2,803	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	3,941
9,934	Turk Hava Yollari AO (Industrials)*	87,622
7,835	Turk Telekomunikasyon AS (Communication Services)*	11,122
403	Turk Traktor ve Ziraat Makineleri AS (Industrials)	8,641
16,934	Turkcell Iletisim Hizmetleri AS (Communication Services)	48,886
9,667	Turkiye Halk Bankasi AS (Financials)*	4,429
120,307	Turkiye Is Bankasi AS, Class C (Financials)	46,684
13,220	Turkiye Petrol Rafinerileri AS (Energy)	65,424
13,809	Turkiye Sigorta AS (Financials)	5,099
15,977	Turkiye Sinai Kalkinma Bankasi AS (Financials)*	5,417
22,084	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	28,146
2,189	Ulker Biskuvi Sanayi AS (Consumer Staples)*	9,509
3,973	Vestel Beyaz Esya Sanayi ve Ticaret AS (Consumer Discretionary)	2,036
1,420	Vestel Elektronik Sanayi ve Ticaret AS (Consumer Discretionary)*	2,753
48,326	Yapi ve Kredi Bankasi AS (Financials)	44,257
2,546	Yayla Agro Gida Sanayi VE Nakliyat AS (Consumer Staples)*	867
503	YEO Teknoloji Enerji VE Endustri AS (Industrials)*	2,661
21,414	Zorlu Enerji Elektrik Uretim AS (Utilities)*	2,860

		1,200,977

United Arab Emirates – 2.4%
41,567	Abu Dhabi Commercial Bank PJSC (Financials)	99,139

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description		Value

Common Stocks – (continued)

United Arab Emirates – (continued)
20,728	Abu Dhabi Islamic Bank PJSC (Financials)		$71,221
45,118	Abu Dhabi National Energy Co. PJSC (Utilities)		31,079
41,004	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)		40,748
39,723	ADNOC Drilling Co. PJSC (Energy)		47,587
109,508	Adnoc Gas PLC (Energy)		92,129
52,099	Aldar Properties PJSC (Real Estate)		104,116
19,775	Alpha Dhabi Holding PJSC (Industrials)*		64,608
44,352	Borouge PLC (Materials)		30,430
128,411	Dubai Electricity & Water Authority PJSC (Utilities)		83,558
41,307	Dubai Islamic Bank PJSC (Financials)		69,390
88,617	Emaar Properties PJSC (Real Estate)		203,634
35,067	Emirates NBD Bank PJSC (Financials)		188,086
49,633	Emirates Telecommunications Group Co. PJSC (Communication Services)		245,131
63,050	First Abu Dhabi Bank PJSC (Financials)		230,028
10,547	International Holding Co. PJSC (Industrials)*		1,160,403
38,048	Pure Health Holding PJSC (Health Care)*		37,811

			2,799,098

United States – 0.1%
9,724	JBS SA (Consumer Staples)		60,096

TOTAL COMMON STOCKS (Cost $97,871,732)			114,158,667

Shares	Description	Rate	Value

Preferred Stocks – 2.0%

Brazil – 1.2%
74,084	Banco Bradesco SA (Financials)	8.41%	204,593
3,007	Braskem SA (Materials)*	0.00	9,579
3,509	Centrais Eletricas Brasileiras SA, Class B (Utilities)	3.92	28,588
26,513	Cia Energetica de Minas Gerais (Utilities)	13.49	54,445
15,256	Cia Paranaense de Energia (Utilities)	3.60	28,097
19,581	Gerdau SA (Materials)	4.78	63,273

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Brazil – (continued)
69,091	Itau Unibanco Holding SA (Financials)	6.45%	$447,732
77,134	Itausa SA (Financials)	7.35	149,275
65,158	Petroleo Brasileiro SA (Energy)	12.53	452,964
18,264	Raizen SA (Consumer Discretionary)	5.64	10,352

			1,448,898

Chile – 0.1%
2,080	Sociedad Quimica y Minera de Chile SA, Class B (Materials)	2.25	80,759

Colombia – 0.1%
6,446	Bancolombia SA (Financials)	10.24	53,842

Russia – 0.0%
4,252	Sberbank of Russia PJSC (Financials)(c)	10.63	—
31,665	Surgutneftegas PJSC (Energy)(c)	0.00	—
640	Tatneft PJSC (Energy)(c)	0.00	—

			—

South Korea – 0.6%
39	Doosan Co. Ltd. (Industrials)	2.56	2,304
491	Hyundai Motor Co. (Consumer Discretionary)	9.42	67,998
309	Hyundai Motor Co. (Consumer Discretionary)	9.55	41,983
34	Hyundai Motor Co. (Consumer Discretionary)	9.59	4,620
107	LG Chem Ltd. (Materials)	1.63	17,341
301	LG Electronics, Inc. (Consumer Discretionary)	2.80	10,883
11,726	Samsung Electronics Co. Ltd. (Information Technology)	2.45	526,676

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Rate	Value

Preferred Stocks – (continued)

South Korea – (continued)
38	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	5.53%	$7,709

			679,514

TOTAL PREFERRED STOCKS (Cost $2,182,408)			2,263,013

Shares	Description		Value

Exchange-Traded Fund – 0.3%

United States – 0.3%
12,873	iShares MSCI Malaysia ETF
(Cost $302,161)			333,668

Units	Description	Expiration Month	Value

Rights – 0.0%

Saudi Arabia – 0.0%
4,194	Savola Group (The)*	09/24	17,793

Thailand – 0.0%
27,070	BTS Group Holdings PCL*	10/24	—

TOTAL RIGHTS (Cost $15,834)			17,793

Shares	Dividend Rate		Value

Investment Company – 0.9%(d)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
1,099,952	5.120%		1,099,952
(Cost $1,099,952)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $101,472,087)			117,873,093

Securities Lending Reinvestment Vehicle – 0.4%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
434,404	5.183%		434,404
(Cost $434,404)

TOTAL INVESTMENTS – 101.5% (Cost $101,906,491)			$118,307,497

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%			(1,698,025)

NET ASSETS – 100.0%			$116,609,472

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	23.3%
Financials	22.2
Consumer Discretionary	11.4
Industrials	8.4
Communication Services	8.3
Materials	6.4
Energy	5.4
Consumer Staples	4.9
Health Care	3.4
Utilities	3.2
Real Estate	1.5
Investment Company	0.9
Exchange-Traded Fund	0.3
Securities Lending Reinvestment Vehicle	0.4

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.3%

Australia – 7.6%
29,607	AGL Energy Ltd. (Utilities)	$233,226
11,759	Ampol Ltd. (Energy)	230,818
150,522	ANZ Group Holdings Ltd. (Financials)	3,104,728
63,302	APA Group (Utilities)	325,994
29,167	Aristocrat Leisure Ltd. (Consumer Discretionary)	1,082,701
9,461	ASX Ltd. (Financials)	392,989
52,937	Atlas Arteria Ltd. (Industrials)	183,181
90,607	Aurizon Holdings Ltd. (Industrials)	207,792
249,587	BHP Group Ltd. (Materials)	6,904,188
22,411	BlueScope Steel Ltd. (Materials)	314,153
69,598	Brambles Ltd. (Industrials)	860,862
16,626	CAR Group Ltd. (Communication Services)	427,089
22,943	Charter Hall Group REIT (Real Estate)	225,563
3,237	Cochlear Ltd. (Health Care)	659,704
64,957	Coles Group Ltd. (Consumer Staples)	828,138
83,809	Commonwealth Bank of Australia (Financials)	7,932,587
25,977	Computershare Ltd. (Industrials)	501,090
52,358	Dexus REIT (Real Estate)	256,490
7,494	EBOS Group Ltd. (Health Care)	164,102
72,573	Endeavour Group Ltd. (Consumer Staples)	262,946
97,633	Evolution Mining Ltd. (Materials)	280,875
78,774	Fortescue Ltd. (Materials)	976,498
466,418	Glencore PLC (Materials)*	2,456,864
91,767	Goodman Group REIT (Real Estate)	2,079,615
94,434	GPT Group (The) REIT (Real Estate)	315,242
32,612	IGO Ltd. (Materials)	122,806
120,289	Insurance Australia Group Ltd. (Financials)	616,202
109,821	Lottery Corp. Ltd. (The) (Consumer Discretionary)	371,823
45,663	Lynas Rare Earths Ltd. (Materials)*	218,735
18,089	Macquarie Group Ltd. (Financials)	2,646,756
135,841	Medibank Pvt Ltd. (Financials)	355,769
8,286	Mineral Resources Ltd. (Materials)	225,725
194,143	Mirvac Group REIT (Real Estate)	268,721
156,624	National Australia Bank Ltd. (Financials)	4,056,303
30,116	NEXTDC Ltd. (Information Technology)*	346,351
55,472	Northern Star Resources Ltd. (Materials)	574,352

Shares	Description	Value

Common Stocks – (continued)

Australia – (continued)
24,057	Orica Ltd. (Materials)	$289,891
84,305	Origin Energy Ltd. (Utilities)	569,722
135,404	Pilbara Minerals Ltd. (Materials)(a)	272,859
2,405	Pro Medicus Ltd. (Health Care)	245,911
81,472	Qantas Airways Ltd. (Industrials)*	370,920
74,733	QBE Insurance Group Ltd. (Financials)	800,653
8,939	Ramsay Health Care Ltd. (Health Care)	252,005
2,487	REA Group Ltd. (Communication Services)	369,547
14,539	Reece Ltd. (Industrials)	269,701
18,500	Rio Tinto Ltd. (Materials)	1,400,204
53,643	Rio Tinto PLC (Materials)	3,362,866
162,687	Santos Ltd. (Energy)	796,966
255,909	Scentre Group REIT (Real Estate)	597,302
16,899	SEEK Ltd. (Communication Services)	264,291
9,946	Seven Group Holdings Ltd. (Industrials)	277,223
23,253	Sonic Healthcare Ltd. (Health Care)	436,712
223,007	South32 Ltd. (Materials)	475,114
117,717	Stockland REIT (Real Estate)	400,952
63,331	Suncorp Group Ltd. (Financials)	759,282
576,019	Telstra Group Ltd. (Communication Services)	1,535,958
19,319	TPG Telecom Ltd. (Communication Services)	65,015
154,258	Transurban Group (Industrials)	1,418,198
40,189	Treasury Wine Estates Ltd. (Consumer Staples)	311,676
189,417	Vicinity Ltd. REIT (Real Estate)	285,313
11,417	Washington H Soul Pattinson & Co. Ltd. (Financials)	267,252
56,374	Wesfarmers Ltd. (Consumer Discretionary)	2,776,933
175,083	Westpac Banking Corp. (Financials)	3,711,120
41,074	Whitehaven Coal Ltd. (Energy)	186,442
8,441	WiseTech Global Ltd. (Information Technology)	680,795
94,683	Woodside Energy Group Ltd. (Energy)	1,746,752
60,579	Woolworths Group Ltd. (Consumer Staples)	1,466,550
18,354	Worley Ltd. (Industrials)	189,662

		67,864,765

Austria – 0.3%
3,520	ANDRITZ AG (Industrials)	232,219
3,857	BAWAG Group AG (Financials)*(b)	295,223
1,674	CA Immobilien Anlagen AG (Real Estate)(a)	58,924

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Austria – (continued)
15,564	Erste Group Bank AG (Financials)	$852,948
1,758	EVN AG (Utilities)	61,394
1,606	IMMOFINANZ AG (Real Estate)*	56,086
21,774	Mondi PLC (Materials)	421,235
6,984	OMV AG (Energy)	304,431
7,340	Raiffeisen Bank International AG (Financials)	145,513
6,731	Telekom Austria AG (Communication Services)	66,235
1,605	Verbund AG (Utilities)	137,063
1,749	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	60,305
5,517	voestalpine AG (Materials)	134,838
5,267	Wienerberger AG (Materials)	174,085

		3,000,499

Belgium – 0.9%
1,082	Ackermans & van Haaren NV (Industrials)	215,341
7,477	Ageas SA/NV (Financials)	385,013
47,184	Anheuser-Busch InBev SA/NV (Consumer Staples)	2,888,208
5,643	Azelis Group NV (Industrials)	118,179
1,869	Colruyt Group NV (Consumer Staples)	96,406
1,032	D’ieteren Group (Consumer Discretionary)	250,168
1,374	Elia Group SA/NV (Utilities)	150,719
4,131	Groupe Bruxelles Lambert NV (Financials)	318,939
12,531	KBC Group NV (Financials)	975,656
20	Lotus Bakeries NV (Consumer Staples)	251,931
739	Sofina SA (Financials)	179,960
3,444	Solvay SA (Materials)	120,846
3,586	Syensqo SA (Materials)	295,319
6,025	UCB SA (Health Care)	1,091,728
9,967	Umicore SA (Materials)	125,770
8,698	Warehouses De Pauw CVA REIT (Real Estate)	232,416

		7,696,599

Brazil – 0.0%
7,588	Yara International ASA (Materials)	221,217

Chile – 0.0%
17,344	Antofagasta PLC (Materials)	422,379

China – 1.0%
248,443	Alibaba Health Information Technology Ltd. (Consumer Staples)*(a)	95,869
83,519	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(b)	95,935

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
37,080	BYD Electronic International Co. Ltd. (Information Technology)	$136,428
133,062	China Gas Holdings Ltd. (Utilities)	112,585
146,724	China Mengniu Dairy Co. Ltd. (Consumer Staples)	249,794
86,176	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	73,467
411,822	CSPC Pharmaceutical Group Ltd. (Health Care)	254,472
136,567	ESR Group Ltd. (Real Estate)(b)	211,843
102,920	Fosun International Ltd. (Industrials)	53,436
284,079	Geely Automobile Holdings Ltd. (Consumer Discretionary)	321,211
13,008	NXP Semiconductors NV (Information Technology)	3,334,731
68,060	Prosus NV (Consumer Discretionary)*	2,526,004
42,000	Qingdao Port International Co. Ltd., Class H (Industrials)(b)	30,260
47,170	Wharf Holdings Ltd. (The) (Real Estate)	123,966
117,418	Wilmar International Ltd. (Consumer Staples)	282,859
77,912	Xinyi Glass Holdings Ltd. (Industrials)	70,517
130,871	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	250,005

		8,223,382

Denmark – 3.5%
120	AP Moller – Maersk A/S, Class A (Industrials)	174,428
131	AP Moller – Maersk A/S, Class B (Industrials)	195,666
4,595	Carlsberg AS, Class B (Consumer Staples)	540,059
6,443	Coloplast A/S, Class B (Health Care)	879,834
33,581	Danske Bank A/S (Financials)	1,049,500
8,586	DSV A/S (Industrials)	1,535,353
3,253	Genmab A/S (Health Care)*	904,416
157,871	Novo Nordisk A/S, Class B (Health Care)	21,977,678
18,168	Novonesis (Novozymes) B, Class B (Materials)	1,261,779
9,307	Orsted AS (Utilities)*(b)	539,476
4,094	Pandora A/S (Consumer Discretionary)	717,510
16,866	Tryg A/S (Financials)	376,435
50,245	Vestas Wind Systems A/S (Industrials)*	1,154,980

		31,307,114

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Faroe Islands – 0.0%
2,441	Bakkafrost P/F (Consumer Staples)	$132,395

Finland – 1.0%
6,930	Elisa OYJ (Communication Services)	346,875
21,258	Fortum OYJ (Utilities)	340,251
5,153	Huhtamaki OYJ (Materials)	211,385
13,293	Kesko OYJ, Class B (Consumer Staples)	270,223
16,628	Kone OYJ, Class B (Industrials)	898,191
34,354	Metso Corp. (Industrials)	349,083
21,178	Neste OYJ (Energy)	495,797
264,841	Nokia OYJ (Information Technology)	1,166,161
159,187	Nordea Bank Abp (Financials)	1,881,861
5,240	Orion OYJ, Class B (Health Care)	278,234
22,157	Sampo OYJ, Class A (Financials)	991,079
28,136	Stora Enso OYJ, Class R (Materials)	364,226
26,466	UPM-Kymmene OYJ (Materials)	895,848
23,936	Wartsila OYJ Abp (Industrials)	530,425

		9,019,639

France – 8.1%
1,349	Aeroports de Paris SA (Industrials)	176,945
28,210	Air Liquide SA (Materials)	5,268,394
29,358	Airbus SE (Industrials)	4,511,148
89,198	AXA SA (Financials)	3,396,426
50,052	BNP Paribas SA (Financials)	3,467,094
34,565	Bollore SE (Communication Services)	227,838
9,601	Bouygues SA (Industrials)	344,433
7,899	Capgemini SE (Information Technology)	1,639,389
23,232	Cie de Saint-Gobain SA (Industrials)	2,033,583
33,661	Cie Generale des Etablissements Michelin SCA (Consumer Discretionary)	1,323,081
49,182	Credit Agricole SA (Financials)	770,592
31,479	Danone SA (Consumer Staples)	2,188,211
33,893	Dassault Systemes (Information Technology)	1,323,571
87,399	Engie SA (Utilities)	1,541,100
14,375	EssilorLuxottica SA (Health Care)	3,408,285
1,624	Hermes International SCA (Consumer Discretionary)	3,899,009
3,574	Kering (Consumer Discretionary)	1,024,620
12,845	Legrand SA (Industrials)	1,438,876
11,234	L’Oreal SA (Consumer Staples)	4,931,690

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
13,028	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	$9,723,879
93,867	Orange SA (Communication Services)	1,070,185
9,685	Pernod Ricard SA (Consumer Staples)	1,380,779
17,768	Safran SA (Industrials)	3,893,164
1,383	Sartorius Stedim Biotech (Health Care)	281,675
37,460	Societe Generale SA (Financials)	905,170
4,875	Thales SA (Industrials)	820,213
112,445	TotalEnergies SE (Energy)	7,740,505
24,312	Vinci SA (Industrials)	2,910,421

		71,640,276

Germany – 7.5%
8,273	adidas AG (Consumer Discretionary)	2,124,514
19,643	Allianz SE (Financials)	6,107,566
44,639	BASF SE (Materials)	2,265,491
49,065	Bayer AG (Health Care)	1,513,350
15,192	Bayerische Motoren Werke AG (Consumer Discretionary)	1,409,520
4,821	Beiersdorf AG (Consumer Staples)	697,730
4,597	BioNTech SE ADR (Health Care)*	403,003
5,338	Continental AG (Consumer Discretionary)	360,900
26,581	Daimler Truck Holding AG (Industrials)	1,019,785
92,020	Deutsche Bank AG (Financials)	1,502,187
9,167	Deutsche Boerse AG (Financials)	2,058,818
48,459	Deutsche Post AG (Industrials)	2,102,660
161,882	Deutsche Telekom AG (Communication Services)	4,606,905
110,511	E.ON SE (Utilities)	1,566,979
9,909	Evonik Industries AG (Materials)	219,914
9,826	Fresenius Medical Care AG (Health Care)	379,152
20,629	Fresenius SE & Co. KGaA (Health Care)*	761,979
3,012	Hannover Rueck SE (Financials)	854,500
310	Hapag-Lloyd AG (Industrials)(b)	50,236
6,495	Heidelberg Materials AG (Materials)	687,730
4,754	Henkel AG & Co. KGaA (Consumer Staples)	395,455
65,037	Infineon Technologies AG (Information Technology)	2,375,653
3,265	Knorr-Bremse AG (Industrials)	268,703
37,385	Mercedes-Benz Group AG (Consumer Discretionary)	2,579,721
6,479	Merck KGaA (Health Care)	1,261,127

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
2,656	MTU Aero Engines AG (Industrials)	$793,781
6,705	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Financials)	3,631,471
2,172	Rheinmetall AG (Industrials)	1,303,070
37,148	RWE AG (Utilities)	1,341,718
51,323	SAP SE (Information Technology)	11,232,366
37,112	Siemens AG (Industrials)	6,980,194
28,540	Siemens Energy AG (Industrials)*	822,944
13,508	Siemens Healthineers AG (Health Care)(b)	786,177
6,657	Symrise AG (Materials)	877,236
2,989	Talanx AG (Financials)	257,569
1,399	Volkswagen AG (Consumer Discretionary)	156,404
34,887	Vonovia SE (Real Estate)	1,204,061

		66,960,569

Guatemala – 0.0%
6,373	Millicom International Cellular SA SDR, SDR (Communication Services)*	163,670

Hong Kong – 1.6%
567,116	AIA Group Ltd. (Financials)	4,031,406
29,738	Cathay Pacific Airways Ltd. (Industrials)(a)	30,308
93,617	CK Asset Holdings Ltd. (Real Estate)	378,649
29,956	CK Infrastructure Holdings Ltd. (Utilities)	222,354
95,074	CLP Holdings Ltd. (Utilities)	851,966
14,967	DFI Retail Group Holdings Ltd. (Consumer Staples)	27,839
3,519	Futu Holdings Ltd. ADR (Financials)*	223,668
85,841	Hang Lung Properties Ltd. (Real Estate)	65,588
35,564	Hang Seng Bank Ltd. (Financials)	429,938
64,949	Henderson Land Development Co. Ltd. (Real Estate)	202,331
111,631	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	75,848
178,150	HKT Trust & HKT Ltd. (Communication Services)	226,330
451,595	Hong Kong & China Gas Co. Ltd. (Utilities)	367,626
59,615	Hong Kong Exchanges & Clearing Ltd. (Financials)	1,837,271
50,978	Hongkong Land Holdings Ltd. (Real Estate)	191,168
9,735	Jardine Matheson Holdings Ltd. (Industrials)	350,849

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – (continued)
125,786	Link REIT (Real Estate)	$595,034
77,249	MTR Corp. Ltd. (Industrials)	272,833
67,292	Power Assets Holdings Ltd. (Utilities)	469,726
137,643	Prudential PLC (Financials)	1,179,451
483,784	Sino Biopharmaceutical Ltd. (Health Care)	200,326
166,198	Sino Land Co. Ltd. (Real Estate)	178,121
71,839	Sun Hung Kai Properties Ltd. (Real Estate)	704,078
20,210	Swire Pacific Ltd., Class A (Industrials)	171,517
37,713	Swire Pacific Ltd., Class B (Industrials)	49,508
51,911	Swire Properties Ltd. (Real Estate)	95,698
68,308	Techtronic Industries Co. Ltd. (Industrials)	920,359
374,634	WH Group Ltd. (Consumer Staples)(b)	272,796
76,376	Wharf Real Estate Investment Co. Ltd. (Real Estate)	222,752

		14,845,338

Ireland – 0.4%
9,760	AerCap Holdings NV (Industrials)	950,819
82,049	AIB Group PLC (Financials)	494,515
52,073	Bank of Ireland Group PLC (Financials)	597,723
7,743	Kerry Group PLC, Class A (Consumer Staples)	778,222
7,565	Kingspan Group PLC (Industrials)	659,011

		3,480,290

Israel – 0.9%
2,845	Airport City Ltd. (Real Estate)*	43,920
10,654	Amot Investments Ltd. (Real Estate)	47,403
1,801	Azrieli Group Ltd. (Real Estate)	122,632
67,079	Bank Hapoalim BM (Financials)	667,184
72,291	Bank Leumi Le-Israel BM (Financials)	695,907
98,767	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)	117,431
773	Big Shopping Centers Ltd. (Real Estate)*(a)	85,238
1,386	Camtek Ltd. (Information Technology)	131,092
3,562	Cellebrite DI Ltd. (Information Technology)*	60,768
4,408	Check Point Software Technologies Ltd. (Information Technology)*	848,540
457	Delek Group Ltd. (Energy)	54,903

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
1,217	Elbit Systems Ltd. (Industrials)	$250,580
12,806	Energix-Renewable Energies Ltd. (Utilities)	45,823
5,715	Enlight Renewable Energy Ltd. (Utilities)*(a)	94,449
323	Fattal Holdings 1998 Ltd. (Consumer Discretionary)*	38,377
2,553	First International Bank Of Israel Ltd. (The) (Financials)	105,076
4,868	Global-e Online Ltd. (Consumer Discretionary)*	167,557
5,423	Harel Insurance Investments & Financial Services Ltd. (Financials)	55,643
34,404	ICL Group Ltd. (Materials)	156,584
179	Israel Corp. Ltd. (Materials)	40,325
61,051	Israel Discount Bank Ltd., Class A (Financials)	337,779
1,231	Melisron Ltd. (Real Estate)	93,933
28,898	Mivne Real Estate KD Ltd. (Real Estate)	73,179
7,428	Mizrahi Tefahot Bank Ltd. (Financials)	283,605
3,124	Nice Ltd. (Information Technology)*	557,885
1,409	Nova Ltd. (Information Technology)*	320,409
5,029	OPC Energy Ltd. (Utilities)*(a)	38,832
8,070	Phoenix Financial Ltd. (Financials)	86,428
3,875	Plus500 Ltd. (Financials)	132,003
7,003	Shapir Engineering and Industry Ltd. (Industrials)*	40,889
2,483	Strauss Group Ltd. (Consumer Staples)	39,803
55,986	Teva Pharmaceutical Industries Ltd. (Health Care)*	1,057,522
5,418	Tower Semiconductor Ltd. (Information Technology)*	238,078
2,703	Wix.com Ltd. (Information Technology)*	450,374
4,780	ZIM Integrated Shipping Services Ltd. (Industrials)(a)	87,331

		7,667,482

Italy – 2.7%
76,731	A2A SpA (Utilities)	175,133
6,459	Amplifon SpA (Health Care)	208,264
10,014	Banca Mediolanum SpA (Financials)	122,484
67,916	Banco BPM SpA (Financials)	461,883
28,571	Davide Campari-Milano NV (Consumer Staples)	263,881
385,064	Enel SpA (Utilities)	2,925,626
109,791	Eni SpA (Energy)	1,783,298
6,547	Ferrari NV (Consumer Discretionary)	3,240,804
30,097	FinecoBank Banca Fineco SpA (Financials)	514,541

Shares	Description	Value

Common Stocks – (continued)

Italy – (continued)
51,473	Generali (Financials)	$1,417,550
15,358	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	183,938
777,909	Intesa Sanpaolo SpA (Financials)	3,241,490
19,760	Leonardo SpA (Industrials)	502,189
29,850	Mediobanca Banca di Credito Finanziario SpA (Financials)	505,031
10,731	Moncler SpA (Consumer Discretionary)	658,287
23,973	Nexi SpA (Financials)*(b)	167,547
12,435	Pirelli & C SpA (Consumer Discretionary)(b)	75,621
22,487	Poste Italiane SpA (Financials)(b)	312,380
25,280	PRADA SpA (Consumer Discretionary)	180,678
13,657	Prysmian SpA (Industrials)	958,414
4,809	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	282,123
8,587	Ryanair Holdings PLC ADR (Industrials)	957,107
101,049	Snam SpA (Utilities)	501,429
531,529	Telecom Italia SpA (Communication Services)*	140,733
297,473	Telecom Italia SpA-RSP (Communication Services)*	87,159
69,243	Terna - Rete Elettrica Nazionale (Utilities)	602,584
79,567	UniCredit SpA (Financials)	3,292,160

		23,762,334

Japan – 24.9%
4,512	ABC-Mart, Inc. (Consumer Discretionary)	92,685
18,731	Acom Co. Ltd. (Financials)	48,061
36,779	Advantest Corp. (Information Technology)	1,677,479
39,230	Aeon Co. Ltd. (Consumer Staples)(a)	983,141
4,464	Aeon Mall Co. Ltd. (Real Estate)	62,972
10,048	AGC, Inc. (Industrials)	317,026
9,977	Air Water, Inc. (Materials)	139,474
7,183	Aisin Corp. (Consumer Discretionary)	250,804
25,824	Ajinomoto Co., Inc. (Consumer Staples)	992,665
9,254	Alfresa Holdings Corp. (Health Care)	152,279
15,156	Amada Co. Ltd. (Industrials)	156,135
22,038	ANA Holdings, Inc. (Industrials)	445,815
23,885	Asahi Group Holdings Ltd. (Consumer Staples)	890,243
10,534	Asahi Intecc Co. Ltd. (Health Care)	193,201
66,992	Asahi Kasei Corp. (Materials)	474,817

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
33,319	Asics Corp. (Consumer Discretionary)	$658,005
89,524	Astellas Pharma, Inc. (Health Care)	1,117,167
6,442	Azbil Corp. (Information Technology)	211,703
28,598	Bandai Namco Holdings, Inc. (Consumer Discretionary)	614,168
6,380	BayCurrent Consulting, Inc. (Industrials)	204,582
27,451	Bridgestone Corp. (Consumer Discretionary)	1,071,231
12,402	Brother Industries Ltd. (Information Technology)	230,017
3,839	Calbee, Inc. (Consumer Staples)	85,320
46,105	Canon, Inc. (Information Technology)	1,588,605
16,507	Capcom Co. Ltd. (Communication Services)	359,718
46,653	Central Japan Railway Co. (Industrials)	1,082,979
36,070	Chiba Bank Ltd. (The) (Financials)	303,463
35,719	Chubu Electric Power Co., Inc. (Utilities)	446,227
32,053	Chugai Pharmaceutical Co. Ltd. (Health Care)	1,625,489
6,923	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	98,088
55,324	Concordia Financial Group Ltd. (Financials)	311,947
1,862	Cosmos Pharmaceutical Corp. (Consumer Staples)	91,306
20,387	CyberAgent, Inc. (Communication Services)	141,486
10,725	Dai Nippon Printing Co. Ltd. (Industrials)	386,632
16,873	Daifuku Co. Ltd. (Industrials)	325,397
46,212	Dai-ichi Life Holdings, Inc. (Financials)	1,325,693
96,086	Daiichi Sankyo Co. Ltd. (Health Care)	4,030,722
13,621	Daikin Industries Ltd. (Industrials)	1,731,566
2,963	Daito Trust Construction Co. Ltd. (Real Estate)	366,292
31,083	Daiwa House Industry Co. Ltd. (Real Estate)	958,288
117	Daiwa House REIT Investment Corp. REIT (Real Estate)	189,556
70,590	Daiwa Securities Group, Inc. (Financials)	520,680
88,952	Denso Corp. (Consumer Discretionary)	1,368,751
9,819	Dentsu Group, Inc. (Communication Services)	301,910

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
4,485	Disco Corp. (Information Technology)	$1,314,035
54,844	East Japan Railway Co. (Industrials)	1,055,221
22,800	Ebara Corp. (Industrials)	308,713
13,948	Eisai Co. Ltd. (Health Care)	586,160
8,297	Electric Power Development Co. Ltd. (Utilities)	141,261
137,253	ENEOS Holdings, Inc. (Energy)	744,214
46,932	FANUC Corp. (Industrials)	1,381,803
8,737	Fast Retailing Co. Ltd. (Consumer Discretionary)	2,799,224
6,716	Fuji Electric Co. Ltd. (Industrials)	402,024
45,957	FUJIFILM Holdings Corp. (Information Technology)	1,232,527
12,100	Fujikura Ltd. (Industrials)	349,608
90,293	Fujitsu Ltd. (Information Technology)	1,660,379
9,031	Fukuoka Financial Group, Inc. (Financials)	237,676
248	GLP J REIT (Real Estate)	227,553
2,175	GMO Payment Gateway, Inc. (Financials)	136,575
10,794	Hakuhodo DY Holdings, Inc. (Communication Services)	91,257
6,887	Hamamatsu Photonics KK (Information Technology)	183,710
11,650	Hankyu Hanshin Holdings, Inc. (Industrials)	357,729
12,560	Haseko Corp. (Consumer Discretionary)	156,089
937	Hikari Tsushin, Inc. (Industrials)	197,304
1,454	Hirose Electric Co. Ltd. (Information Technology)	191,131
5,093	Hitachi Construction Machinery Co. Ltd. (Industrials)	124,173
226,633	Hitachi Ltd. (Industrials)	5,559,789
243,364	Honda Motor Co. Ltd. (Consumer Discretionary)	2,654,181
5,344	Hoshizaki Corp. (Industrials)	172,389
17,393	Hoya Corp. (Health Care)	2,460,141
25,037	Hulic Co. Ltd. (Real Estate)	259,045
6,140	Ibiden Co. Ltd. (Information Technology)	212,995
47,845	Idemitsu Kosan Co. Ltd. (Energy)	347,982
7,227	IHI Corp. (Industrials)	314,582
7,891	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	121,911
42,320	Inpex Corp. (Energy)	630,564
16,720	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	251,825
28,786	Isuzu Motors Ltd. (Consumer Discretionary)	434,049
62,330	ITOCHU Corp. (Industrials)	3,298,753
12,300	J Front Retailing Co. Ltd. (Consumer Discretionary)	120,842

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
21,199	Japan Airlines Co. Ltd. (Industrials)(a)	$357,430
26,076	Japan Exchange Group, Inc. (Financials)	603,166
336	Japan Metropolitan Fund Invest REIT (Real Estate)	213,223
19,013	Japan Post Bank Co. Ltd. (Financials)	178,110
98,227	Japan Post Holdings Co. Ltd. (Financials)	957,613
9,007	Japan Post Insurance Co. Ltd. (Financials)	169,803
55,335	Japan Tobacco, Inc. (Consumer Staples)	1,597,287
29,545	JFE Holdings, Inc. (Materials)	408,868
21,828	Kajima Corp. (Industrials)	398,542
36,172	Kansai Electric Power Co., Inc. (The) (Utilities)	642,180
9,635	Kansai Paint Co. Ltd. (Materials)	172,147
22,693	Kao Corp. (Consumer Staples)	1,020,059
7,720	Kawasaki Heavy Industries Ltd. (Industrials)	273,107
20,501	Kawasaki Kisen Kaisha Ltd. (Industrials)	301,098
74,968	KDDI Corp. (Communication Services)	2,528,538
5,414	Keio Corp. (Industrials)	132,519
7,788	Keisei Electric Railway Co. Ltd. (Industrials)	246,094
5,082	Kewpie Corp. (Consumer Staples)	130,082
9,182	Keyence Corp. (Information Technology)	4,389,678
37,947	Kikkoman Corp. (Consumer Staples)	428,192
9,329	Kintetsu Group Holdings Co. Ltd. (Industrials)	217,327
40,249	Kirin Holdings Co. Ltd. (Consumer Staples)	608,828
2,506	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	96,381
6,980	Kobe Bussan Co. Ltd. (Consumer Staples)	203,496
5,569	Koei Tecmo Holdings Co. Ltd. (Communication Services)	62,305
10,217	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	150,373
4,216	Kokusai Electric Corp. (Information Technology)	113,359
44,761	Komatsu Ltd. (Industrials)	1,246,871
4,730	Konami Group Corp. (Communication Services)	427,017
1,650	Kose Corp. (Consumer Staples)	100,572
52,465	Kubota Corp. (Industrials)	733,260
16,007	Kuraray Co. Ltd. (Materials)	209,975
5,542	Kurita Water Industries Ltd. (Industrials)	222,015

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
66,692	Kyocera Corp. (Information Technology)	$821,025
12,278	Kyowa Kirin Co. Ltd. (Health Care)	280,377
22,787	Kyushu Electric Power Co., Inc. (Utilities)	241,556
6,929	Kyushu Railway Co. (Industrials)	186,068
3,970	Lasertec Corp. (Information Technology)	765,617
13,732	Lixil Corp. (Industrials)	163,203
128,988	LY Corp. (Communication Services)	354,085
20,176	M3, Inc. (Health Care)	195,102
12,031	Makita Corp. (Industrials)	402,314
83,708	Marubeni Corp. (Industrials)	1,429,771
8,775	Marui Group Co. Ltd. (Financials)	148,405
17,528	MatsukiyoCocokara & Co. (Consumer Staples)	282,653
28,391	Mazda Motor Corp. (Consumer Discretionary)	238,273
4,203	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	185,030
46,496	Mebuki Financial Group, Inc. (Financials)	182,082
9,062	Medipal Holdings Corp. (Health Care)	158,860
12,271	MEIJI Holdings Co. Ltd. (Consumer Staples)	305,585
19,117	MINEBEA MITSUMI, Inc. (Industrials)	401,627
14,041	MISUMI Group, Inc. (Industrials)	265,140
70,294	Mitsubishi Chemical Group Corp. (Materials)	409,777
174,406	Mitsubishi Corp. (Industrials)	3,608,978
97,858	Mitsubishi Electric Corp. (Industrials)	1,640,544
58,923	Mitsubishi Estate Co. Ltd. (Real Estate)	1,011,895
8,940	Mitsubishi Gas Chemical Co., Inc. (Materials)	165,931
41,075	Mitsubishi HC Capital, Inc. (Financials)	295,781
161,411	Mitsubishi Heavy Industries Ltd. (Industrials)	2,153,366
31,993	Mitsubishi Motors Corp. (Consumer Discretionary)	91,559
581,890	Mitsubishi UFJ Financial Group, Inc. (Financials)	6,106,438
144,938	Mitsui & Co. Ltd. (Industrials)	3,108,694
8,774	Mitsui Chemicals, Inc. (Materials)	234,467
136,134	Mitsui Fudosan Co. Ltd. (Real Estate)	1,466,008
17,826	Mitsui OSK Lines Ltd. (Industrials)(a)	641,151

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
125,990	Mizuho Financial Group, Inc. (Financials)	$2,603,646
12,173	MonotaRO Co. Ltd. (Industrials)	192,412
63,930	MS&AD Insurance Group Holdings, Inc. (Financials)	1,468,671
91,426	Murata Manufacturing Co. Ltd. (Information Technology)	1,904,434
12,731	NEC Corp. (Information Technology)	1,124,854
21,989	Nexon Co. Ltd. (Communication Services)	431,912
14,261	NGK Insulators Ltd. (Industrials)	190,156
4,783	NH Foods Ltd. (Consumer Staples)	179,488
6,259	Nichirei Corp. (Consumer Staples)	188,107
24,057	NIDEC Corp. (Industrials)	982,404
16,056	Nikon Corp. (Consumer Discretionary)	171,968
57,710	Nintendo Co. Ltd. (Communication Services)	3,131,928
81	Nippon Building Fund, Inc. REIT (Real Estate)	364,933
4,069	NIPPON EXPRESS HOLDINGS, Inc. (Industrials)	207,747
43,871	Nippon Paint Holdings Co. Ltd. (Materials)	277,860
113	Nippon Prologis REIT, Inc. REIT (Real Estate)	199,761
9,214	Nippon Sanso Holdings Corp. (Materials)	314,949
42,821	Nippon Steel Corp. (Materials)(a)	973,438
2,687,649	Nippon Telegraph & Telephone Corp. (Communication Services)	2,873,987
7,992	Nippon Television Holdings, Inc. (Communication Services)	130,607
22,744	Nippon Yusen KK (Industrials)	823,661
6,437	Nissan Chemical Corp. (Materials)	220,601
119,882	Nissan Motor Co. Ltd. (Consumer Discretionary)(a)	350,330
12,611	Nisshin Seifun Group, Inc. (Consumer Staples)	163,565
8,993	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	235,255
9,485	Niterra Co. Ltd. (Consumer Discretionary)	280,241
4,136	Nitori Holdings Co. Ltd. (Consumer Discretionary)	616,970
7,102	Nitto Denko Corp. (Materials)	590,919
151,125	Nomura Holdings, Inc. (Financials)	880,460
5,089	Nomura Real Estate Holdings, Inc. (Real Estate)	145,884

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
200	Nomura Real Estate Master Fund, Inc. REIT (Real Estate) $	202,878
19,958	Nomura Research Institute Ltd. (Information Technology)	673,011
19,444	NSK Ltd. (Industrials)	100,248
30,621	NTT Data Group Corp. (Information Technology)	465,398
34,105	Obayashi Corp. (Industrials)	436,604
1,417	OBIC Business Consultants Co. Ltd. (Information Technology)	69,388
3,219	Obic Co. Ltd. (Information Technology)	559,326
15,664	Odakyu Electric Railway Co. Ltd. (Industrials)	182,722
45,806	Oji Holdings Corp. (Materials)	183,344
58,470	Olympus Corp. (Health Care)	1,067,964
9,242	Omron Corp. (Information Technology)	382,489
20,097	Ono Pharmaceutical Co. Ltd. (Health Care)	297,580
3,699	Open House Group Co. Ltd. (Consumer Discretionary)	145,923
1,642	Oracle Corp. Japan (Information Technology)	148,519
54,974	Oriental Land Co. Ltd. (Consumer Discretionary)	1,505,692
56,708	ORIX Corp. (Financials)	1,419,209
139	Orix JREIT, Inc. REIT (Real Estate)	144,819
20,259	Osaka Gas Co. Ltd. (Utilities)	500,057
10,839	Otsuka Corp. (Information Technology)	258,013
22,245	Otsuka Holdings Co. Ltd. (Health Care)	1,306,849
18,847	Pan Pacific International Holdings Corp. (Consumer Discretionary)	479,961
111,401	Panasonic Holdings Corp. (Consumer Discretionary)	927,672
90,827	Persol Holdings Co. Ltd. (Industrials)	177,593
70,045	Rakuten Group, Inc. (Consumer Discretionary)*	497,177
76,060	Recruit Holdings Co. Ltd. (Industrials)	4,725,901
81,716	Renesas Electronics Corp. (Information Technology)	1,410,900
110,008	Resona Holdings, Inc. (Financials)	778,567
8,731	Resonac Holdings Corp. (Materials)	213,410
27,921	Ricoh Co. Ltd. (Information Technology)	291,473
5,373	Rinnai Corp. (Consumer Discretionary)	120,704
17,334	Rohm Co. Ltd. (Information Technology)	217,263

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
9,709	Rohto Pharmaceutical Co. Ltd. (Consumer Staples)	$231,781
12,698	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)(a)	239,039
16,876	Santen Pharmaceutical Co. Ltd. (Health Care)	217,491
13,614	SBI Holdings, Inc. (Financials)	333,606
4,603	SCREEN Holdings Co. Ltd. (Information Technology)	344,423
7,073	SCSK Corp. (Information Technology)	142,014
10,457	Secom Co. Ltd. (Industrials)	762,703
7,629	Sega Sammy Holdings, Inc. (Consumer Discretionary)	133,608
11,009	Seibu Holdings, Inc. (Industrials)	237,260
13,572	Seiko Epson Corp. (Information Technology)	252,649
18,604	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	283,075
29,963	Sekisui House Ltd. (Consumer Discretionary)	772,509
114,243	Seven & i Holdings Co. Ltd. (Consumer Staples)(a)	1,646,502
22,332	SG Holdings Co. Ltd. (Industrials)	242,407
13,674	Sharp Corp. (Consumer Discretionary)*	93,761
13,517	Shimadzu Corp. (Information Technology)	449,778
2,338	Shimamura Co. Ltd. (Consumer Discretionary)	124,925
3,973	Shimano, Inc. (Consumer Discretionary)	747,641
26,752	Shimizu Corp. (Industrials)	178,879
98,248	Shin-Etsu Chemical Co. Ltd. (Materials)	4,333,290
3,136	Shinko Electric Industries Co. Ltd. (Information Technology)	121,408
14,476	Shionogi & Co. Ltd. (Health Care)	676,750
19,316	Shiseido Co. Ltd. (Consumer Staples)	432,605
22,660	Shizuoka Financial Group, Inc. (Financials)	201,925
2,790	SMC Corp. (Industrials)	1,283,816
139,647	SoftBank Corp. (Communication Services)	1,954,607
48,943	SoftBank Group Corp. (Communication Services)	2,825,218
17,468	Sohgo Security Services Co. Ltd. (Industrials)	123,867
11,027	Sojitz Corp. (Industrials)	263,170
45,338	Sompo Holdings, Inc. (Financials)	1,068,022
61,120	Sony Group Corp. (Consumer Discretionary)	5,960,674

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
4,343	Square Enix Holdings Co. Ltd. (Communication Services)	$160,680
7,354	Stanley Electric Co. Ltd. (Consumer Discretionary)	140,736
30,277	Subaru Corp. (Consumer Discretionary)	574,016
5,046	Sugi Holdings Co. Ltd. (Consumer Staples)	87,574
16,802	SUMCO Corp. (Information Technology)	192,593
70,627	Sumitomo Chemical Co. Ltd. (Materials)	202,706
58,829	Sumitomo Corp. (Industrials)	1,392,292
35,985	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	595,240
8,195	Sumitomo Forestry Co. Ltd. (Consumer Discretionary)	342,704
5,657	Sumitomo Heavy Industries Ltd. (Industrials)	131,474
12,651	Sumitomo Metal Mining Co. Ltd. (Materials)	354,841
65,826	Sumitomo Mitsui Financial Group, Inc. (Financials)	4,317,422
33,328	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	824,702
20,981	Sumitomo Realty & Development Co. Ltd. (Real Estate)	715,433
8,639	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	88,226
3,338	Sundrug Co. Ltd. (Consumer Staples)	97,202
6,169	Suntory Beverage & Food Ltd. (Consumer Staples)	226,669
79,552	Suzuki Motor Corp. (Consumer Discretionary)	925,252
23,486	Sysmex Corp. (Health Care)	454,864
26,646	T&D Holdings, Inc. (Financials)	448,080
8,229	Taisei Corp. (Industrials)	373,175
6,057	Taiyo Yuden Co. Ltd. (Information Technology)	149,589
76,613	Takeda Pharmaceutical Co. Ltd. (Health Care)	2,279,895
6,644	TBS Holdings, Inc. (Communication Services)	184,210
19,017	TDK Corp. (Information Technology)	1,286,085
71,986	Terumo Corp. (Health Care)	1,329,668
11,627	TIS, Inc. (Information Technology)	290,905
10,300	Tobu Railway Co. Ltd. (Industrials)	177,697
2,292	Toei Animation Co. Ltd. (Communication Services)	49,191
5,324	Toho Co. Ltd. (Communication Services)	204,799
22,768	Tohoku Electric Power Co., Inc. (Utilities)	207,110

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
95,381	Tokio Marine Holdings, Inc. (Financials)	$3,606,798
8,134	Tokyo Century Corp. (Financials)	88,572
73,543	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	350,934
22,718	Tokyo Electron Ltd. (Information Technology)	4,026,222
18,827	Tokyo Gas Co. Ltd. (Utilities)	471,176
27,177	Tokyu Corp. (Industrials)	332,702
29,316	Tokyu Fudosan Holdings Corp. (Real Estate)	210,198
13,327	TOPPAN Holdings, Inc. (Industrials)	401,169
74,623	Toray Industries, Inc. (Materials)	384,582
14,785	Tosoh Corp. (Materials)	190,391
7,539	TOTO Ltd. (Industrials)	261,630
4,499	Toyo Suisan Kaisha Ltd. (Consumer Staples)	280,714
3,586	Toyota Boshoku Corp. (Consumer Discretionary)	47,656
8,198	Toyota Industries Corp. (Industrials)	644,106
561,290	Toyota Motor Corp. (Consumer Discretionary)	10,637,545
34,488	Toyota Tsusho Corp. (Industrials)	661,432
6,534	Trend Micro, Inc. (Information Technology)	391,802
1,852	Tsuruha Holdings, Inc. (Consumer Staples)	112,414
20,381	Unicharm Corp. (Consumer Staples)	710,931
152	United Urban Investment Corp. REIT (Real Estate)	150,220
19,539	USS Co. Ltd. (Consumer Discretionary)	179,683
23,444	West Japan Railway Co. (Industrials)	447,449
13,103	Yakult Honsha Co. Ltd. (Consumer Staples)	276,899
32,022	Yamada Holdings Co. Ltd. (Consumer Discretionary)	99,450
6,395	Yamaha Corp. (Consumer Discretionary)	153,589
45,262	Yamaha Motor Co. Ltd. (Consumer Discretionary)	393,853
13,607	Yamato Holdings Co. Ltd. (Industrials)	158,120
6,540	Yamazaki Baking Co. Ltd. (Consumer Staples)	121,206
12,910	Yaskawa Electric Corp. (Industrials)	427,363
11,810	Yokogawa Electric Corp. (Information Technology)	331,577
6,478	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	147,930

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
4,639	Zensho Holdings Co. Ltd. (Consumer Discretionary)	$242,201
6,681	ZOZO, Inc. (Consumer Discretionary)	213,041

		221,571,866

Jordan – 0.0%
7,777	Hikma Pharmaceuticals PLC (Health Care)	202,681

Luxembourg – 0.1%
22,620	ArcelorMittal (Materials)	530,056
17,590	CVC Capital Partners PLC (Financials)*(b)	372,663

		902,719

Macau – 0.0%
91,743	Galaxy Entertainment Group Ltd. (Consumer Discretionary)	355,192
119,666	Sands China Ltd. (Consumer Discretionary)*	218,456

		573,648

Mexico – 0.0%
9,094	Fresnillo PLC (Materials)	64,719

Netherlands – 3.9%
1,499	Adyen NV (Financials)*(b)	2,205,135
2,960	Argenx SE ADR (Health Care)*	1,531,267
2,295	ASM International NV (Information Technology)	1,552,146
19,787	ASML Holding NV (Information Technology)	17,784,620
4,647	EXOR NV (Financials)	517,463
5,478	Heineken Holding NV (Consumer Staples)	412,628
14,351	Heineken NV (Consumer Staples)	1,294,003
165,700	ING Groep NV (Financials)	3,006,880
47,698	Koninklijke Ahold Delhaize NV (Consumer Staples)	1,639,873
165,945	Koninklijke KPN NV (Communication Services)	678,347
39,562	Koninklijke Philips NV (Health Care)*	1,191,559
38,539	Universal Music Group NV (Communication Services)	1,008,029
12,067	Wolters Kluwer NV (Industrials)	2,058,977

		34,880,927

New Zealand – 0.3%
33,334	a2 Milk Co. Ltd. (The) (Consumer Staples)*	126,801
59,530	Auckland International Airport Ltd. (Industrials)	282,503
38,258	Contact Energy Ltd. (Utilities)	199,388
27,067	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	602,867
45,245	Infratil Ltd. (Financials)	312,515

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

New Zealand – (continued)
4,078	Mainfreight Ltd. (Industrials)	$186,252
32,175	Mercury NZ Ltd. (Utilities)	125,814
62,415	Meridian Energy Ltd. (Utilities)	247,577
90,139	Spark New Zealand Ltd. (Communication Services)	202,460
6,268	Xero Ltd. (Information Technology)*	607,476

		2,893,653

Norway – 0.7%
1,082	Aker ASA, Class A (Industrials)	61,290
15,138	Aker BP ASA (Energy)	362,865
36,375	AutoStore Holdings Ltd. (Industrials)*(b)	38,737
41,058	DNB Bank ASA (Financials)	868,667
36,696	Equinor ASA (Energy)	975,239
7,048	Frontline PLC (Energy)	172,404
8,938	Gjensidige Forsikring ASA (Financials)	158,555
4,134	Kongsberg Gruppen ASA (Industrials)	437,902
13,247	Leroy Seafood Group ASA (Consumer Staples)	62,845
21,847	Mowi ASA (Consumer Staples)	380,954
8,265	Nordic Semiconductor ASA (Information Technology)*	111,894
64,485	Norsk Hydro ASA (Materials)	361,625
39,229	Orkla ASA (Consumer Staples)	348,877
3,192	Salmar ASA (Consumer Staples)	166,046
3,391	Schibsted ASA, Class A (Communication Services)	104,110
4,715	Schibsted ASA, Class B (Communication Services)	135,767
3,242	Seadrill Ltd. (Energy)*	139,264
8,388	SpareBank 1 SR-Bank ASA (Financials)	107,699
20,339	Storebrand ASA (Financials)	219,669
30,023	Telenor ASA (Communication Services)	372,729
11,508	TOMRA Systems ASA (Industrials)	178,288
38,119	Var Energi ASA (Energy)	128,117
5,012	Wallenius Wilhelmsen ASA (Industrials)	51,908

		5,945,451

Poland – 0.4%
31,307	Allegro.eu SA (Consumer Discretionary)*(b)	308,603
8,708	Bank Pekao SA (Financials)	357,262
622	Budimex SA (Industrials)	96,953
3,416	CD Projekt SA (Communication Services)(a)	161,951
2,367	Dino Polska SA (Consumer Staples)*(b)	197,654
8,559	InPost SA (Industrials)*	157,836
6,728	KGHM Polska Miedz SA (Materials)	241,798

Shares	Description	Value

Common Stocks – (continued)

Poland – (continued)
56	LPP SA (Consumer Discretionary)	$213,728
636	mBank SA (Financials)*	105,393
28,706	ORLEN SA (Energy)*	478,223
43,358	PGE Polska Grupa Energetyczna SA (Utilities)*	76,116
42,327	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)	634,341
28,044	Powszechny Zaklad Ubezpieczen SA (Financials)	338,669
1,643	Santander Bank Polska SA (Financials)	221,046

		3,589,573

Portugal – 0.2%
361,435	Banco Comercial Portugues SA, Class R (Financials)	166,390
138,400	EDP SA (Utilities)	581,528
23,602	Galp Energia SGPS SA (Energy)	490,106
13,565	Jeronimo Martins SGPS SA (Consumer Staples)	251,353
10,534	Navigator Co. SA (The) (Materials)	43,026

		1,532,403

Russia – –%
12,172	Evraz PLC (Materials)*(c)	—

Singapore – 1.6%
175,176	CapitaLand Ascendas REIT REIT (Real Estate)	387,055
224,203	CapitaLand Integrated Commercial Trust REIT (Real Estate)	364,656
118,454	CapitaLand Investment Ltd. (Real Estate)	246,277
21,770	City Developments Ltd. (Real Estate)	87,350
100,848	DBS Group Holdings Ltd. (Financials)	2,813,175
182,413	Frasers Logistics & Commercial Trust REIT (Real Estate)	152,541
279,799	Genting Singapore Ltd. (Consumer Discretionary)	172,801
115,739	Grab Holdings Ltd., Class A (Industrials)*	372,680
12,860	Hafnia Ltd. (Energy)	104,413
3,569	Jardine Cycle & Carriage Ltd. (Industrials)	75,764
68,434	Keppel Ltd. (Industrials)	323,939
101,388	Mapletree Industrial Trust REIT (Real Estate)	189,794
162,479	Mapletree Logistics Trust REIT (Real Estate)	169,528
113,262	Mapletree Pan Asia Commercial Trust REIT (Real Estate)	119,045
160,367	Oversea-Chinese Banking Corp. Ltd. (Financials)	1,790,126

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
42,873	SATS Ltd. (Industrials)	$120,056
18,509	Sea Ltd. ADR (Communication Services)*	1,449,440
159,260	Seatrium Ltd. (Industrials)*	180,831
44,241	Sembcorp Industries Ltd. (Utilities)	167,331
65,336	Singapore Airlines Ltd. (Industrials)(a)	314,788
40,356	Singapore Exchange Ltd. (Financials)	335,307
74,922	Singapore Technologies Engineering Ltd. (Industrials)	255,785
358,191	Singapore Telecommunications Ltd. (Communication Services)	860,131
32,620	STMicroelectronics NV (Information Technology)	1,038,801
66,739	United Overseas Bank Ltd. (Financials)	1,607,225
25,915	UOL Group Ltd. (Real Estate)	106,964
13,337	Venture Corp. Ltd. (Information Technology)	143,454

		13,949,257

South Africa – 0.2%
57,660	Anglo American PLC (Materials)	1,673,973

Spain – 2.5%
8,619	ACS Actividades de Construccion y Servicios SA (Industrials)	392,300
3,686	Aena SME SA (Industrials)(b)	745,014
22,437	Amadeus IT Group SA (Consumer Discretionary)	1,513,477
288,655	Banco Bilbao Vizcaya Argentaria SA (Financials)	3,064,124
765,537	Banco Santander SA (Financials)	3,809,791
177,497	CaixaBank SA (Financials)	1,072,734
28,547	Cellnex Telecom SA (Communication Services)*(b)	1,103,742
14,551	EDP Renovaveis SA (Utilities)	233,061
15,600	Endesa SA (Utilities)	329,812
289,845	Iberdrola SA (Utilities)(a)	4,113,035
55,404	Industria de Diseno Textil SA (Consumer Discretionary)	3,003,783
6,156	Naturgy Energy Group SA (Utilities)	157,133
19,916	Redeia Corp. SA (Utilities)	378,734
59,912	Repsol SA (Energy)	825,974
254,909	Telefonica SA (Communication Services)	1,155,159

		21,897,873

Sweden – 3.4%
8,659	AAK AB (Consumer Staples)	268,206
11,784	AddTech AB, Class B (Industrials)	373,746
13,919	Alfa Laval AB (Industrials)	625,086

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
48,486	Assa Abloy AB, Class B (Industrials)	$1,567,631
126,415	Atlas Copco AB, Class A (Industrials)	2,297,893
75,415	Atlas Copco AB, Class B (Industrials)	1,201,839
5,841	Avanza Bank Holding AB (Financials)(a)	138,428
5,350	Axfood AB (Consumer Staples)	142,935
18,423	Beijer Ref AB (Industrials)	317,881
13,263	Boliden AB (Materials)	406,668
20,054	Castellum AB (Real Estate)*	275,037
40,105	Embracer Group AB (Communication Services)*(a)	94,616
30,649	Epiroc AB, Class A (Industrials)	591,985
18,595	Epiroc AB, Class B (Industrials)	331,018
24,037	EQT AB (Financials)	804,617
30,214	Essity AB, Class B (Consumer Staples)	919,335
8,961	Evolution AB (Consumer Discretionary)(b)	933,223
10,949	Fabege AB (Real Estate)	97,187
32,432	Fastighets AB Balder, Class B (Real Estate)*	254,940
10,733	Getinge AB, Class B (Health Care)	223,867
27,610	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)(a)	438,115
96,720	Hexagon AB, Class B (Information Technology)	991,685
4,472	Holmen AB, Class B (Materials)	183,496
18,934	Husqvarna AB, Class B (Industrials)	127,795
5,869	Industrivarden AB, Class A (Financials)	211,590
6,377	Industrivarden AB, Class C (Financials)	229,406
13,177	Indutrade AB (Industrials)	415,354
6,644	Investment AB Latour, Class B (Industrials)	200,214
24,051	Investor AB, Class A (Financials)	714,197
90,581	Investor AB, Class B (Financials)	2,700,867
2,223	L E Lundbergforetagen AB, Class B (Financials)	122,213
11,110	Lifco AB, Class B (Industrials)	372,114
72,787	Nibe Industrier AB, Class B (Industrials)	359,928
15,154	Saab AB, Class B (Industrials)	358,623
10,643	Sagax AB, Class B (Real Estate)	281,229
52,473	Sandvik AB (Industrials)	1,118,556
24,786	Securitas AB, Class B (Industrials)	290,440
79,505	Skandinaviska Enskilda Banken AB, Class A (Financials)	1,226,648

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
16,346	Skanska AB, Class B (Industrials)	$330,887
18,397	SKF AB, Class B (Industrials)	348,961
10,870	SSAB AB, Class A (Materials)	52,892
28,868	SSAB AB, Class B (Materials)	137,818
29,466	Svenska Cellulosa AB SCA, Class B (Materials)	410,163
70,075	Svenska Handelsbanken AB, Class A (Financials)	724,648
1,749	Svenska Handelsbanken AB, Class B (Financials)(a)	22,749
8,927	Sweco AB, Class B (Industrials)	147,232
49,959	Swedbank AB, Class A (Financials)	1,070,332
11,470	Swedish Orphan Biovitrum AB (Health Care)*	358,411
27,260	Tele2 AB, Class B (Communication Services)	310,113
145,914	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	1,090,285
111,232	Telia Co. AB (Communication Services)	345,837
5,213	Thule Group AB (Consumer Discretionary)(b)	157,397
10,324	Trelleborg AB, Class B (Industrials)	403,453
9,378	Volvo AB, Class A (Industrials)	252,931
74,542	Volvo AB, Class B (Industrials)	1,984,244
23,293	Volvo Car AB, Class B (Consumer Discretionary)*	66,826

		30,423,787

Switzerland – 5.3%
81,067	ABB Ltd. (Industrials)	4,646,459
50	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	661,206
26,442	Cie Financiere Richemont SA (Consumer Discretionary)	4,171,444
13,121	DSM-Firmenich AG (Materials)	1,786,408
1,655	Geberit AG (Industrials)	1,055,283
462	Givaudan SA (Materials)	2,371,939
2,566	Kuehne + Nagel International AG (Industrials)	795,703
3,502	Lonza Group AG (Health Care)	2,293,254
95,831	Novartis AG (Health Care)	11,534,282
1,074	Partners Group Holding AG (Financials)	1,545,588
988	Schindler Holding AG (Industrials)	267,247
2,039	Schindler Holding AG Participation Certificates (Industrials)	566,676
7,850	SGS SA (Industrials)	875,625
7,625	Sika AG (Materials)	2,444,458
5,341	Straumann Holding AG (Health Care)	789,709

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
1,380	Swatch Group AG (The) – Bearer (Consumer Discretionary)	$289,191
2,593	Swatch Group AG (The) – Registered (Consumer Discretionary)	108,188
1,433	Swiss Life Holding AG (Financials)	1,158,628
1,274	Swisscom AG (Communication Services)	805,588
160,798	UBS Group AG (Financials)	4,921,827
7,270	Zurich Insurance Group AG (Financials)	4,210,593

		47,299,296

United Kingdom – 10.9%
47,948	3i Group PLC (Financials)	2,003,268
11,687	Admiral Group PLC (Financials)	448,194
21,848	Ashtead Group PLC (Industrials)	1,549,968
16,147	Associated British Foods PLC (Consumer Staples)	528,408
75,106	AstraZeneca PLC (Health Care)	13,102,512
44,981	Auto Trader Group PLC (Communication Services)(b)	503,080
135,015	Aviva PLC (Financials)	895,380
45,980	B&M European Value Retail SA (Consumer Discretionary)	268,910
152,239	BAE Systems PLC (Industrials)	2,727,093
747,238	Barclays PLC (Financials)	2,243,020
48,009	Barratt Developments PLC (Consumer Discretionary)	320,022
5,172	Berkeley Group Holdings PLC (Consumer Discretionary)	338,778
99,676	British American Tobacco PLC (Consumer Staples)	3,715,138
301,085	BT Group PLC (Communication Services)	550,024
16,843	Bunzl PLC (Industrials)	783,612
266,134	Centrica PLC (Utilities)	450,325
133,036	CK Hutchison Holdings Ltd. (Industrials)	734,219
10,173	Coca-Cola Europacific Partners PLC (Consumer Staples)	818,825
85,331	Compass Group PLC (Consumer Discretionary)	2,690,390
81,386	ConvaTec Group PLC (Health Care)(b)	255,638
6,489	Croda International PLC (Materials)	350,252
4,883	DCC PLC (Industrials)	343,656
111,128	Diageo PLC (Consumer Staples)	3,611,087
65,837	DS Smith PLC (Materials)	404,943
31,495	Entain PLC (Consumer Discretionary)	267,394
18,609	Halma PLC (Information Technology)	637,346

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
17,444	Hargreaves Lansdown PLC (Financials)	$254,705
936,741	HSBC Holdings PLC (Financials)	8,207,825
40,126	Imperial Brands PLC (Consumer Staples)	1,149,636
67,010	Informa PLC (Communication Services)	734,486
7,662	InterContinental Hotels Group PLC (Consumer Discretionary)	763,693
14,261	Intermediate Capital Group PLC (Financials)	398,466
91,326	International Consolidated Airlines Group SA ADR (Industrials)*	431,077
7,936	Intertek Group PLC (Industrials)	516,280
86,667	J Sainsbury PLC (Consumer Staples)	333,050
123,241	JD Sports Fashion PLC (Consumer Discretionary)	223,437
93,574	Kingfisher PLC (Consumer Discretionary)	349,508
37,330	Land Securities Group PLC REIT (Real Estate)	308,839
297,664	Legal & General Group PLC (Financials)	875,517
3,138,788	Lloyds Banking Group PLC (Financials)	2,413,215
20,889	London Stock Exchange Group PLC (Financials)	2,813,971
119,320	M&G PLC (Financials)	336,214
66,006	Melrose Industries PLC (Industrials)	418,041
240,946	National Grid PLC (Utilities)	3,162,201
326,007	NatWest Group PLC (Financials)	1,479,026
5,899	Next PLC (Consumer Discretionary)	788,068
32,278	Pearson PLC (Consumer Discretionary)	447,970
15,753	Persimmon PLC (Consumer Discretionary)	340,364
36,911	Phoenix Group Holdings PLC (Financials)	274,326
35,116	Reckitt Benckiser Group PLC (Consumer Staples)	2,014,962
93,418	RELX PLC (Industrials)	4,344,995
126,515	Rentokil Initial PLC (Industrials)	803,096
40,134	Rightmove PLC (Communication Services)	293,057
426,440	Rolls-Royce Holdings PLC (Industrials)*	2,782,069
50,351	Sage Group PLC (The) (Information Technology)	669,017
39,947	Schroders PLC (Financials)	179,761
61,410	Segro PLC REIT (Real Estate)	703,129

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
13,024	Severn Trent PLC (Utilities)	$440,073
43,833	Smith & Nephew PLC (Health Care)	674,296
17,265	Smiths Group PLC (Industrials)	408,883
3,617	Spirax Group PLC (Industrials)	365,793
54,783	SSE PLC (Utilities)	1,358,613
105,463	Standard Chartered PLC (Financials)	1,080,286
174,126	Taylor Wimpey PLC (Consumer Discretionary)	368,555
350,773	Tesco PLC (Consumer Staples)	1,630,570
123,517	Unilever PLC (Consumer Staples)	7,964,021
33,640	United Utilities Group PLC (Utilities)	450,735
1,080,594	Vodafone Group PLC (Communication Services)	1,056,891
12,806	Weir Group PLC (The) (Industrials)	337,616
9,210	Whitbread PLC (Consumer Discretionary)	349,207
33,963	Wise PLC, Class A (Financials)*	314,460
52,951	WPP PLC (Communication Services)	503,977

		96,655,459

United States – 9.4%
24,545	Alcon, Inc. (Health Care)	2,380,875
761,682	BP PLC (Energy)	4,298,470
24,055	CSL Ltd. (Health Care)	5,013,257
2,143	CyberArk Software Ltd. (Information Technology)*	614,484
45,895	Experian PLC (Industrials)	2,222,098
24,363	Ferrovial SE (Industrials)	1,017,750
207,704	GSK PLC (Health Care)	4,523,197
354,487	Haleon PLC (Consumer Staples)	1,779,680
24,821	Holcim AG (Materials)*	2,390,680
4,080	ICON PLC (Health Care)*	1,314,005
21,706	James Hardie Industries PLC CDI (Materials)*	811,192
1,673	Monday.com Ltd. (Information Technology)*	444,834
133,689	Nestle SA (Consumer Staples)	14,341,885
1,439	Roche Holding AG (Health Care)	523,057
35,220	Roche Holding AG (Health Care)	11,921,956
55,616	Sanofi SA (Health Care)	6,230,012
27,011	Schneider Electric SE (Industrials)	6,867,684
318,650	Shell PLC (Energy)	11,227,650
105,137	Stellantis NV (Consumer Discretionary)	1,761,703
14,423	Swiss Re AG (Financials)	1,966,811

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
22,735	Tenaris SA (Energy)	$331,554

		81,982,834

TOTAL COMMON STOCKS (Cost $755,493,734)		882,448,067

Shares	Description	Rate	Value

Preferred Stocks – 0.3%

Germany – 0.3%
2,890	Bayerische Motoren Werke AG (Consumer Discretionary)	7.73%	250,157
5,629	Dr. Ing hc F Porsche AG (Consumer Discretionary)(b)	3.31	441,386
8,266	Henkel AG & Co. KGaA (Consumer Staples)	2.23	757,224
7,566	Porsche Automobil Holding SE (Consumer Discretionary)	6.25	340,604
1,210	Sartorius AG (Health Care)	0.31	334,034
9,180	Volkswagen AG (Consumer Discretionary)	9.29	977,318

TOTAL PREFERRED STOCKS (Cost $3,745,247)			3,100,723

Shares	Dividend Rate	Value

Investment Company – 0.1%(d)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
637,074	5.120%	637,074
(Cost $637,074)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $759,876,055)		886,185,864

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(d)

Goldman Sachs Financial Square Government Fund - Institutional Shares
10,552,767	5.183%	$10,552,767
(Cost $10,552,767)

TOTAL INVESTMENTS – 100.9% (Cost $770,428,822)		$896,738,631

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(7,805,316)

NET ASSETS – 100.0%		$888,933,315

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

Sector Name	% of Market Value

Financials	19.6%
Industrials	17.2
Health Care	13.5
Consumer Discretionary	10.9
Information Technology	9.0
Consumer Staples	8.6
Materials	6.4
Communication Services	4.2
Energy	3.9
Utilities	3.2
Real Estate	2.2
Investment Company	0.1
Securities Lending Reinvestment Vehicle	1.2
TOTAL INVESTMENTS	100.0%

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini MSCI EAFE Index Future	18	09/20/24	$2,212,650	$83,118

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.6%

Communication Services – 9.9%
35,739	Alphabet, Inc., Class A	$5,839,038
29,948	Alphabet, Inc., Class C	4,944,714
149	Iridium Communications, Inc.	3,844
256	Liberty Broadband Corp., Class C*	15,969
957	Liberty Media Corp.-Liberty
	Formula One, Class C*	74,694
2,168	Live Nation Entertainment, Inc.*	211,749
22,230	Meta Platforms, Inc., Class A	11,588,721
5,877	Netflix, Inc.*	4,121,834
127	Nexstar Media Group, Inc.	21,702
8,128	Pinterest, Inc., Class A*	260,421
7,015	ROBLOX Corp., Class A*	308,590
129	Roku, Inc.*	8,742
1,992	Spotify Technology SA*	683,017
148	TKO Group Holdings, Inc.	17,498
6,066	Trade Desk, Inc. (The), Class A*	634,079
494	Trump Media & Technology
	Group Corp.*(a)	9,633

		28,744,245

Consumer Discretionary – 13.1%
6,002	Airbnb, Inc., Class A*	704,095
61,558	Amazon.com, Inc.*	10,988,103
217	AutoZone, Inc.*	690,381
440	Booking Holdings, Inc.	1,720,061
115	Bright Horizons Family
	Solutions, Inc.*	16,183
872	Burlington Stores, Inc.*	233,905
127	CarMax, Inc.*	10,738
505	Carvana Co.*	76,063
1,036	Cava Group, Inc.*	118,145
18,758	Chipotle Mexican Grill, Inc.*	1,051,949
381	Choice Hotels International, Inc.	48,612
915	Churchill Downs, Inc.	127,158
15,901	Coupang, Inc. (South Korea)*	352,207
146	Crocs, Inc.*	21,341
861	Darden Restaurants, Inc.	136,167
350	Deckers Outdoor Corp.*	335,751
66	Dick’s Sporting Goods, Inc.	15,639
165	Domino’s Pizza, Inc.	68,345
4,157	DoorDash, Inc., Class A*	535,047
6,101	DraftKings, Inc., Class A*	210,484
502	Duolingo, Inc.*	106,710
495	Dutch Bros, Inc., Class A*	15,345
1,041	Etsy, Inc.*	57,349
1,736	Expedia Group, Inc.*	241,460
593	Five Below, Inc.*	44,730
527	Floor & Decor Holdings, Inc.,
	Class A*	59,256
109	Grand Canyon Education, Inc.*	15,806
385	H&R Block, Inc.	24,374
1,667	Hasbro, Inc.	113,623
1,731	Hilton Worldwide Holdings, Inc.	380,197
10,872	Home Depot, Inc. (The)	4,006,332
88	Hyatt Hotels Corp., Class A	13,369
4,917	Las Vegas Sands Corp.	191,714
1,251	Light & Wonder, Inc.*	137,385
1,656	Lululemon Athletica, Inc.*	429,682

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
632	McDonald’s Corp.	$182,433
258	Murphy USA, Inc.	134,065
10,208	NIKE, Inc., Class B	850,531
5,876	Norwegian Cruise Line Holdings
	Ltd.*	105,122
740	O’Reilly Automotive, Inc.*	836,178
650	Planet Fitness, Inc., Class A*	52,787
484	Pool Corp.	170,184
31	RH*	7,865
1,043	Ross Stores, Inc.	157,086
1,130	Royal Caribbean Cruises Ltd.*	186,021
181	SharkNinja, Inc.	17,343
127	Skechers USA, Inc., Class A*	8,697
12,074	Starbucks Corp.	1,141,838
2,303	Tempur Sealy International, Inc.	120,746
38,174	Tesla, Inc.*	8,173,435
915	Texas Roadhouse, Inc.	154,406
9,200	TJX Cos., Inc. (The)	1,078,884
25	TopBuild Corp.*	9,826
1,481	Tractor Supply Co.	396,242
569	Ulta Beauty, Inc.*	200,766
438	Vail Resorts, Inc.	79,585
1,772	Valvoline, Inc.*	74,778
1,165	Wendy’s Co. (The)	19,712
1,036	Williams-Sonoma, Inc.	139,166
404	Wingstop, Inc.	155,988
127	Wyndham Hotels & Resorts, Inc.	9,995
99	Wynn Resorts Ltd.	7,611
348	YETI Holdings, Inc.*	14,031
1,486	Yum! Brands, Inc.	200,491

		37,983,518

Consumer Staples – 4.8%
25	Boston Beer Co., Inc. (The),
	Class A*	6,793
71	Casey’s General Stores, Inc.	25,724
2,418	Celsius Holdings, Inc.*	91,956
1,705	Clorox Co. (The)	269,919
30,552	Coca-Cola Co. (The)	2,214,103
6,138	Colgate-Palmolive Co.	653,697
6,090	Costco Wholesale Corp.	5,434,594
725	elf Beauty, Inc.*	108,598
1,143	Estee Lauder Cos., Inc. (The),
	Class A	104,767
205	Freshpet, Inc.*	27,880
280	Hershey Co. (The)	54,057
1,897	Kimberly-Clark Corp.	274,420
637	Lamb Weston Holdings, Inc.	39,443
8,314	Monster Beverage Corp.*	391,839
14,917	PepsiCo, Inc.	2,578,851
301	Performance Food Group Co.*	22,467
7,230	Procter & Gamble Co. (The)	1,240,234
4,248	Sysco Corp.	331,217

		13,870,559

Energy – 0.5%
1,404	Antero Midstream Corp.	20,878
1,611	Cheniere Energy, Inc.	298,454
376	Civitas Resources, Inc.	23,060

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Energy – (continued)
388	EQT Corp.	$13,002
2,480	Hess Corp.	342,389
473	New Fortress Energy, Inc.(a)	5,827
1,836	Permian Resources Corp.	26,145
3,016	Targa Resources Corp.	443,050
254	Texas Pacific Land Corp.	220,698
366	Viper Energy, Inc.	17,422
992	Weatherford International PLC	104,100

		1,515,025

Financials – 8.2%
563	Allstate Corp. (The)	106,373
511	Ally Financial, Inc.	22,070
2,923	American Express Co.	756,034
1,255	Ameriprise Financial, Inc.	564,047
5,358	Apollo Global Management, Inc.	620,081
2,447	Ares Management Corp., Class A	358,241
205	Arthur J Gallagher & Co.	59,977
9,796	Blackstone, Inc.	1,394,559
3,219	Block, Inc.*	212,712
6,889	Blue Owl Capital, Inc.	121,522
1,441	Brown & Brown, Inc.	151,492
2,049	Charles Schwab Corp. (The)	133,390
2,277	Coinbase Global, Inc., Class A*	417,511
949	Corpay, Inc.*	299,457
68	Credit Acceptance Corp.*	31,724
4,297	Equitable Holdings, Inc.	182,708
76	Everest Group Ltd.	29,810
186	FactSet Research Systems, Inc.	78,648
2,544	Fiserv, Inc.*	444,182
1,165	Goldman Sachs Group, Inc. (The)(b)	594,441
44	Houlihan Lokey, Inc.	6,891
697	Jefferies Financial Group, Inc.	41,785
303	Kinsale Capital Group, Inc.	148,800
2,663	KKR & Co., Inc.	329,600
1,406	Lazard, Inc.	70,455
1,022	LPL Financial Holdings, Inc.	229,276
41	Markel Group, Inc.*	65,628
928	Marsh & McLennan Cos., Inc.	211,129
11,350	Mastercard, Inc., Class A	5,485,909
2,171	Moody’s Corp.	1,058,884
940	Morgan Stanley	97,393
366	Morningstar, Inc.	114,840
610	MSCI, Inc.	354,160
43,688	NU Holdings Ltd., Class A (Brazil)*	654,009
101	Popular, Inc. (Puerto Rico)	10,353
6,770	Progressive Corp. (The)	1,707,394
34	RLI Corp.	5,239
1,326	Ryan Specialty Holdings, Inc.	85,699
725	Shift4 Payments, Inc., Class A*	60,248
2,234	SoFi Technologies, Inc.*	17,850
6,090	Toast, Inc., Class A*	151,397
253	TPG, Inc.	12,764
628	Tradeweb Markets, Inc., Class A	74,255
378	UWM Holdings Corp.	3,553
21,640	Visa, Inc., Class A	5,980,647
644	Western Union Co. (The)	7,857

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
52	WEX, Inc.*	$9,933
379	XP, Inc., Class A (Brazil)	6,977

		23,581,904

Health Care – 10.8%
1,155	10X Genomics, Inc., Class A*	26,969
10,513	AbbVie, Inc.	2,063,807
602	Align Technology, Inc.*	142,806
1,539	Alnylam Pharmaceuticals, Inc.*	404,280
5,740	Amgen, Inc.	1,916,184
1,279	Apellis Pharmaceuticals, Inc.*	49,753
913	Bruker Corp.	61,344
1,986	Cardinal Health, Inc.	223,862
2,308	Cencora, Inc.	552,928
20	Chemed Corp.	11,723
348	Cigna Group (The)	125,910
690	DaVita, Inc.*	104,135
5,431	Dexcom, Inc.*	376,586
123	Doximity, Inc., Class A*	4,524
1,569	Edwards Lifesciences Corp.*	109,767
510	Elevance Health, Inc.	284,014
11,683	Eli Lilly & Co.	11,215,914
990	Exact Sciences Corp.*	61,073
2,939	Exelixis, Inc.*	76,502
551	GE HealthCare Technologies, Inc.	46,736
651	HCA Healthcare, Inc.	257,529
1,132	IDEXX Laboratories, Inc.*	544,866
149	Incyte Corp.*	9,783
380	Inspire Medical Systems, Inc.*	68,332
958	Insulet Corp.*	194,254
1,412	Intra-Cellular Therapies, Inc.*	103,471
4,852	Intuitive Surgical, Inc.*	2,390,241
1,851	Ionis Pharmaceuticals, Inc.*	88,256
278	IQVIA Holdings, Inc.*	69,931
307	Masimo Corp.*	36,079
779	McKesson Corp.	437,081
349	Medpace Holdings, Inc.*	123,989
34,828	Merck & Co., Inc.	4,125,377
502	Molina Healthcare, Inc.*	175,595
1,552	Natera, Inc.*	183,539
1,369	Neurocrine Biosciences, Inc.*	173,945
463	Penumbra, Inc.*	93,674
120	Regeneron Pharmaceuticals, Inc.*	142,163
110	Repligen Corp.*	16,602
546	ResMed, Inc.	133,781
1,244	Sarepta Therapeutics, Inc.*	168,910
1,480	Stryker Corp.	533,422
1,100	Ultragenyx Pharmaceutical, Inc.*	62,458
858	UnitedHealth Group, Inc.	506,392
2,027	Veeva Systems, Inc., Class A*	438,724
1,774	Vertex Pharmaceuticals, Inc.*	879,709
1,446	Viking Therapeutics, Inc.*	92,717
493	Waters Corp.*	170,751
604	West Pharmaceutical Services, Inc.	189,432

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
5,182	Zoetis, Inc.	$950,845

		31,220,665

Industrials – 5.8%
1,411	3M Co.	190,048
937	AAON, Inc.	89,493
346	Advanced Drainage Systems, Inc.	54,239
648	American Airlines Group, Inc.*	6,882
160	Armstrong World Industries, Inc.	20,282
5,238	Automatic Data Processing, Inc.	1,445,217
127	Avis Budget Group, Inc.	10,413
987	Axon Enterprise, Inc.*	360,225
1,383	AZEK Co., Inc. (The)*	58,957
1,308	Boeing Co. (The)*	227,252
1,757	Booz Allen Hamilton Holding Corp.	278,977
1,469	Broadridge Financial Solutions, Inc.	312,691
149	Builders FirstSource, Inc.*	25,926
254	BWX Technologies, Inc.	26,162
89	Carlisle Cos., Inc.	37,718
953	Caterpillar, Inc.	339,363
1,127	Cintas Corp.	907,370
482	Comfort Systems USA, Inc.	170,397
11,164	Copart, Inc.*	591,245
1,496	Core & Main, Inc., Class A*	71,853
126	Dayforce, Inc.*	7,203
252	EMCOR Group, Inc.	99,051
339	Equifax, Inc.	104,117
253	Expeditors International of Washington, Inc.	31,223
6,624	Fastenal Co.	452,287
187	Ferguson Enterprises, Inc.	38,468
395	Generac Holdings, Inc.*	61,829
3,215	General Electric Co.	561,403
604	HEICO Corp.	154,962
1,116	HEICO Corp., Class A	223,301
1,387	Honeywell International, Inc.	288,371
340	Howmet Aerospace, Inc.	32,864
1,533	Illinois Tool Works, Inc.	388,125
156	KBR, Inc.	10,820
441	Lennox International, Inc.	260,274
213	Lincoln Electric Holdings, Inc.	41,239
938	Lockheed Martin Corp.	532,878
3,415	Lyft, Inc., Class A*	39,853
2,696	Old Dominion Freight Line, Inc.	519,789
1,586	Paychex, Inc.	208,083
441	Paycom Software, Inc.	71,786
258	Paycor HCM, Inc.*	3,653
601	Paylocity Holding Corp.*	97,001
609	Quanta Services, Inc.	167,554
144	Rockwell Automation, Inc.	39,172
3,835	Rollins, Inc.	192,440
213	Saia, Inc.*	80,052
53	Simpson Manufacturing Co., Inc.	9,702
186	SiteOne Landscape Supply, Inc.*	26,386
126	Spirit AeroSystems Holdings, Inc., Class A*	4,436

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
127	Tetra Tech, Inc.	$30,193
1,060	Trane Technologies PLC	383,360
150	TransDigm Group, Inc.	205,982
151	TransUnion	14,618
1,386	Trex Co., Inc.*	88,344
27,597	Uber Technologies, Inc.*	2,018,169
507	U-Haul Holding Co.	34,653
4,014	Union Pacific Corp.	1,027,945
221	United Rentals, Inc.	163,818
1,526	Veralto Corp.	171,568
1,956	Verisk Analytics, Inc.	533,636
4,917	Vertiv Holdings Co., Class A	408,259
522	W.W. Grainger, Inc.	514,128
5,508	Waste Management, Inc.	1,167,916
638	WillScot Holdings Corp.*	24,589
1,570	XPO, Inc.*	179,953

		16,940,163

Information Technology – 44.8%
6,152	Adobe, Inc.*	3,533,770
14,592	Advanced Micro Devices, Inc.*	2,167,788
9,457	Amphenol Corp., Class A	637,875
303	Appfolio, Inc., Class A*	70,293
146,904	Apple, Inc.	33,641,016
10,502	Applied Materials, Inc.	2,071,625
3,600	AppLovin Corp., Class A*	334,332
3,539	Arista Networks, Inc.*	1,250,612
2,156	Atlassian Corp., Class A*	357,034
2,959	Autodesk, Inc.*	764,606
1,925	Bentley Systems, Inc., Class B	99,080
350	BILL Holdings, Inc.*	19,096
62,450	Broadcom, Inc.	10,168,109
3,742	Cadence Design Systems, Inc.*	1,006,336
928	CDW Corp.	209,394
4,118	Cloudflare, Inc., Class A*	338,253
3,319	Confluent, Inc., Class A*	70,429
2,996	Crowdstrike Holdings, Inc., Class A*	830,731
4,105	Datadog, Inc., Class A*	477,247
538	Dell Technologies, Inc., Class C	62,161
2,788	DocuSign, Inc.*	165,077
1,123	DoubleVerify Holdings, Inc.*	22,123
1,041	Dropbox, Inc., Class A*	26,171
3,573	Dynatrace, Inc.*	180,865
1,118	Elastic NV*	85,180
1,810	Enphase Energy, Inc.*	219,082
2,067	Entegris, Inc.	239,503
47	EPAM Systems, Inc.*	9,436
278	Fair Isaac Corp.*	481,015
894	Five9, Inc.*	28,831
7,071	Fortinet, Inc.*	542,416
1,035	Gartner, Inc.*	509,179
1,626	Gitlab, Inc., Class A*	77,072
435	Globant SA*	87,974
1,941	GoDaddy, Inc., Class A*	324,943
510	Guidewire Software, Inc.*	75,873
1,033	HashiCorp, Inc., Class A*	35,060
3,249	HP, Inc.	117,549
671	HubSpot, Inc.*	334,876

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
3,749	Intuit, Inc.	$2,362,845
132	Jabil, Inc.	14,425
1,850	KLA Corp.	1,515,945
1,795	Lam Research Corp.	1,473,713
1,619	Lattice Semiconductor Corp.*	76,676
840	Manhattan Associates, Inc.*	222,121
941	Marvell Technology, Inc.	71,742
74,896	Microsoft Corp.	31,242,117
130	MicroStrategy, Inc., Class A*	17,215
935	MongoDB, Inc.*	271,889
647	Monolithic Power Systems, Inc.	604,738
1,076	Motorola Solutions, Inc.	475,635
701	nCino, Inc.*	21,002
1,267	NetApp, Inc.	152,952
805	Nutanix, Inc., Class A*	50,868
101,395	NVIDIA Corp.	12,103,521
948	Okta, Inc.*	74,636
174	Onto Innovation, Inc.*	37,100
21,576	Oracle Corp.	3,048,473
27,624	Palantir Technologies, Inc., Class A*	869,604
4,231	Palo Alto Networks, Inc.*	1,534,668
507	Pegasystems, Inc.	35,936
1,448	Procore Technologies, Inc.*	85,823
988	PTC, Inc.*	176,941
3,471	Pure Storage, Inc., Class A*	178,028
14,385	QUALCOMM, Inc.	2,521,691
1,025	RingCentral, Inc., Class A*	34,163
10,920	Salesforce, Inc.	2,761,668
380	SentinelOne, Inc., Class A*	8,953
2,819	ServiceNow, Inc.*	2,410,245
1,689	Smartsheet, Inc., Class A*	82,423
4,343	Snowflake, Inc., Class A*	496,101
681	Super Micro Computer, Inc.*	298,074
2,090	Synopsys, Inc.*	1,085,922
1,276	Teradata Corp.*	36,034
1,915	Teradyne, Inc.	261,838
1,512	Texas Instruments, Inc.	324,082
380	Twilio, Inc., Class A*	23,849
494	Tyler Technologies, Inc.*	290,408
47	Ubiquiti, Inc.	9,095
3,940	UiPath, Inc., Class A*	50,747
1,403	Unity Software, Inc.*	22,967
282	Universal Display Corp.	54,629
63	VeriSign, Inc.*	11,586
2,906	Workday, Inc., Class A*	764,830
127	Zebra Technologies Corp., Class A*	43,863
1,257	Zscaler, Inc.*	251,375

		130,235,168

Materials – 0.8%
416	Avery Dennison Corp.	92,290
389	Celanese Corp.	50,803
2,100	Cleveland-Cliffs, Inc.*	27,426
354	Eagle Materials, Inc.	91,244
2,976	Ecolab, Inc.	753,464
616	Louisiana-Pacific Corp.	59,783
46	Martin Marietta Materials, Inc.	24,571

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
393	RPM International, Inc.	$45,686
108	Sealed Air Corp.	3,775
2,933	Sherwin-Williams Co. (The)	1,083,362
1,188	Southern Copper Corp. (Mexico)	120,843
469	Vulcan Materials Co.	115,003

		2,468,250

Real Estate – 0.7%
6,410	American Tower Corp. REIT	1,436,225
71	Equinix, Inc. REIT	59,239
2,283	Iron Mountain, Inc. REIT	258,573
202	Jones Lang LaSalle, Inc.*	51,556
302	Lamar Advertising Co., Class A REIT	37,986
330	Public Storage REIT	113,428
1,138	Simon Property Group, Inc. REIT	190,444

		2,147,451

Utilities – 0.2%
688	Constellation Energy Corp.	135,329
1,199	NRG Energy, Inc.	101,927
4,730	Vistra Corp.	404,084

		641,340

TOTAL COMMON STOCKS

(Cost $263,356,230)		289,348,288

Shares	Dividend Rate	Value

Investment Company – 0.3%(b)

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
884,446	5.120%	884,446
(Cost $884,446)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $264,240,676)		290,232,734

Securities Lending Reinvestment Vehicle – 0.0%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
15,539	5.183%	15,539
(Cost $15,539)

TOTAL INVESTMENTS – 99.9%
(Cost $264,256,215)		$290,248,273

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		158,111

NET ASSETS – 100.0%		$290,406,384

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 GROWTH EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 1000 Index	3	09/20/24	$553,350	$(26,961)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 4.1%
147,505	AT&T, Inc.	$2,935,349
1,927	Charter Communications, Inc., Class A*	669,710
79,963	Comcast Corp., Class A	3,164,136
5,493	Electronic Arts, Inc.	833,947
4,882	Fox Corp., Class A	201,968
2,913	Fox Corp., Class B	111,947
5,041	Frontier Communications Parent, Inc.*	145,181
1,527	IAC, Inc.*	80,595
7,736	Interpublic Group of Cos., Inc. (The)	252,271
2,237	Iridium Communications, Inc.	57,715
256	Liberty Broadband Corp., Class A*	15,680
1,711	Liberty Broadband Corp., Class C*	106,732
3,406	Liberty Global Ltd., Class A (Belgium)*	65,906
3,533	Liberty Global Ltd., Class C (Belgium)*	69,494
307	Liberty Media Corp.-Liberty Formula One, Class A*	21,680
2,591	Liberty Media Corp.-Liberty Formula One, Class C*	202,228
456	Liberty Media Corp.-Liberty Live, Class A*	18,058
912	Liberty Media Corp.-Liberty Live, Class C*	36,817
3,027	Liberty Media Corp.-Liberty SiriusXM*	72,134
1,457	Liberty Media Corp.-Liberty SiriusXM, Class A*	34,691
351	Madison Square Garden Sports Corp.*	73,376
5,436	Match Group, Inc.*	202,273
3,301	New York Times Co. (The), Class A	181,324
7,815	News Corp., Class A	221,399
2,334	News Corp., Class B	68,690
390	Nexstar Media Group, Inc.	66,643
3,976	Omnicom Group, Inc.	399,310
6	Paramount Global, Class A	133
12,151	Paramount Global, Class B	127,221
2,206	Roku, Inc.*	149,501
12,551	Sirius XM Holdings, Inc.(a)	41,293
3,446	Take-Two Interactive Software, Inc.*	557,253
1,398	TKO Group Holdings, Inc.	165,285
9,942	T-Mobile US, Inc.	1,975,674
2,098	TripAdvisor, Inc.*	30,442
443	Trump Media & Technology Group Corp.*(a)	8,638
86,589	Verizon Communications, Inc.	3,617,688
37,739	Walt Disney Co. (The)	3,410,851
49,851	Warner Bros Discovery, Inc.*	390,832
6,408	ZoomInfo Technologies, Inc.*	63,375

		20,847,440

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – 6.0%
5,034	ADT, Inc.	$36,698
1,222	Advance Auto Parts, Inc.	55,369
2,487	Amer Sports, Inc. (Finland)*	33,948
5,592	Aptiv PLC*	399,996
5,484	Aramark	200,879
529	AutoNation, Inc.*	94,151
31	AutoZone, Inc.*	98,626
4,620	Bath & Body Works, Inc.	142,111
4,427	Best Buy Co., Inc.	444,471
806	Birkenstock Holding PLC (Luxembourg)*	40,219
43	Booking Holdings, Inc.	168,097
4,723	BorgWarner, Inc.	160,913
1,410	Boyd Gaming Corp.	84,628
1,006	Bright Horizons Family Solutions, Inc.*	141,564
1,368	Brunswick Corp.	108,140
4,417	Caesars Entertainment, Inc.*	166,256
2,330	Capri Holdings Ltd.*	83,228
3,002	CarMax, Inc.*	253,819
20,495	Carnival Corp.*	338,167
736	Carter’s, Inc.	48,502
1,407	Carvana Co.*	211,922
683	Columbia Sportswear Co.	55,139
1,001	Crocs, Inc.*	146,316
6,091	D.R. Horton, Inc.	1,149,737
1,154	Darden Restaurants, Inc.	182,505
1,062	Dick’s Sporting Goods, Inc.	251,652
63	Dillard’s, Inc., Class A	21,355
465	Domino’s Pizza, Inc.	192,608
905	DoorDash, Inc., Class A*	116,483
1,137	Dutch Bros, Inc., Class A*	35,247
10,395	eBay, Inc.	614,344
831	Etsy, Inc.*	45,780
228	Five Below, Inc.*	17,198
1,369	Floor & Decor Holdings, Inc., Class A*	153,930
80,650	Ford Motor Co.	902,473
5,526	GameStop Corp., Class A*	129,419
4,121	Gap, Inc. (The)	92,434
3,180	Garmin Ltd.	582,862
23,297	General Motors Co.	1,159,725
4,750	Gentex Corp.	148,817
2,856	Genuine Parts Co.	409,151
456	Grand Canyon Education, Inc.*	66,125
2,294	H&R Block, Inc.	145,233
2,485	Harley-Davidson, Inc.	93,038
360	Hasbro, Inc.	24,538
2,458	Hilton Worldwide Holdings, Inc.	539,875
4,117	Home Depot, Inc. (The)	1,517,114
769	Hyatt Hotels Corp., Class A	116,826
2,268	Kohl’s Corp.	43,977
1,159	Lear Corp.	135,197
3,192	Leggett & Platt, Inc.	40,347
4,953	Lennar Corp., Class A	901,743
233	Lennar Corp., Class B	39,338
556	Lithia Motors, Inc.	167,400
5,464	LKQ Corp.	227,248

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
11,765	Lowe’s Cos., Inc.	$2,923,602
18,001	Lucid Group, Inc.*(a)	72,364
5,623	Macy’s, Inc.	87,550
4,825	Marriott International, Inc., Class A	1,132,379
715	Marriott Vacations Worldwide Corp.	52,910
7,035	Mattel, Inc.*	133,524
13,858	McDonald’s Corp.	4,000,250
5,008	MGM Resorts International*	188,251
1,090	Mohawk Industries, Inc.*	169,103
9,120	Newell Brands, Inc.	64,661
9,441	NIKE, Inc., Class B	786,624
2,209	Nordstrom, Inc.	49,349
61	NVR, Inc.*	559,520
1,252	Ollie’s Bargain Outlet Holdings, Inc.*	112,129
94	O’Reilly Automotive, Inc.*	106,217
3,093	Penn Entertainment, Inc.*	57,592
379	Penske Automotive Group, Inc.	64,468
817	Planet Fitness, Inc., Class A*	66,349
1,072	Polaris, Inc.	90,745
4,296	PulteGroup, Inc.	565,568
1,176	PVH Corp.	116,059
6,858	QuantumScape Corp.*	39,845
794	Ralph Lauren Corp.	135,980
246	RH*	62,410
15,974	Rivian Automotive, Inc., Class A*	225,713
5,196	Ross Stores, Inc.	782,570
3,180	Royal Caribbean Cruises Ltd.*	523,492
2,929	Service Corp. International	229,253
1,090	SharkNinja, Inc.	104,444
2,534	Skechers USA, Inc., Class A*	173,528
5,215	Starbucks Corp.	493,183
4,702	Tapestry, Inc.	192,641
1,044	Thor Industries, Inc.	111,979
9,523	TJX Cos., Inc. (The)	1,116,762
2,130	Toll Brothers, Inc.	306,869
600	TopBuild Corp.*	235,812
1,406	Travel + Leisure Co.	62,230
132	Ulta Beauty, Inc.*	46,575
4,560	Under Armour, Inc., Class A*	35,067
5,016	Under Armour, Inc., Class C*	37,419
125	Vail Resorts, Inc.	22,712
7,185	VF Corp.	130,839
1,896	Wayfair, Inc., Class A*	80,675
1,799	Wendy’s Co. (The)	30,439
1,086	Whirlpool Corp.	108,915
1,066	Williams-Sonoma, Inc.	143,196
1,471	Wyndham Hotels & Resorts, Inc.	115,768
1,941	Wynn Resorts Ltd.	149,224
1,228	YETI Holdings, Inc.*	49,513
3,565	Yum! Brands, Inc.	480,990

		31,404,135

Consumer Staples – 8.0%
8,581	Albertsons Cos., Inc., Class A	168,359
35,313	Altria Group, Inc.	1,898,780

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
10,127	Archer-Daniels-Midland Co.	$617,646
2,676	BellRing Brands, Inc.*	149,669
2,709	BJ’s Wholesale Club Holdings, Inc.*	216,612
149	Boston Beer Co., Inc. (The), Class A*	40,486
1,000	Brown-Forman Corp., Class A	45,750
3,538	Brown-Forman Corp., Class B	161,297
2,892	Bunge Global SA	293,191
3,943	Campbell Soup Co.	196,046
629	Casey’s General Stores, Inc.	227,893
5,011	Church & Dwight Co., Inc.	510,521
34,061	Coca-Cola Co. (The)	2,468,401
121	Coca-Cola Consolidated, Inc.	162,430
7,513	Colgate-Palmolive Co.	800,134
9,786	Conagra Brands, Inc.	305,323
3,273	Constellation Brands, Inc., Class A	787,844
8,671	Coty, Inc., Class A*	81,334
3,256	Darling Ingredients, Inc.*	135,873
4,512	Dollar General Corp.	374,361
4,212	Dollar Tree, Inc.*	355,872
3,026	Estee Lauder Cos., Inc. (The), Class A	277,363
3,848	Flowers Foods, Inc.	89,427
651	Freshpet, Inc.*	88,536
11,600	General Mills, Inc.	838,564
2,280	Grocery Outlet Holding Corp.*	43,183
2,609	Hershey Co. (The)	503,694
5,954	Hormel Foods Corp.	193,803
1,368	Ingredion, Inc.	183,736
2,119	J M Smucker Co. (The)	243,007
5,384	Kellanova	434,004
39,332	Kenvue, Inc.	863,337
21,915	Keurig Dr Pepper, Inc.	802,308
4,069	Kimberly-Clark Corp.	588,622
18,255	Kraft Heinz Co. (The)	646,775
13,627	Kroger Co. (The)	725,093
2,006	Lamb Weston Holdings, Inc.	124,211
3,533	Maplebear, Inc.*	126,799
5,173	McCormick & Co., Inc.	413,995
3,594	Molson Coors Beverage Co., Class B	193,968
27,690	Mondelez International, Inc., Class A	1,988,419
3,109	Monster Beverage Corp.*	146,527
5,932	PepsiCo, Inc.	1,025,524
2,689	Performance Food Group Co.*	200,707
31,942	Philip Morris International, Inc.	3,938,129
912	Pilgrim’s Pride Corp.*	42,481
1,014	Post Holdings, Inc.*	117,391
37,673	Procter & Gamble Co. (The)	6,462,426
1,116	Reynolds Consumer Products, Inc.	35,154
602	Spectrum Brands Holdings, Inc.	56,781
3,877	Sysco Corp.	302,290
9,505	Target Corp.	1,460,158
5,777	Tyson Foods, Inc., Class A	371,519

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples – (continued)
4,704	US Foods Holding Corp.*	$278,524
14,703	Walgreens Boots Alliance, Inc.	136,003
89,182	Walmart, Inc.	6,887,526

		40,827,806

Energy – 7.0%
4,635	Antero Midstream Corp.	68,922
5,957	Antero Resources Corp.*	160,779
7,431	APA Corp.	211,709
20,501	Baker Hughes Co.	721,020
2,307	Cheniere Energy, Inc.	427,395
2,695	Chesapeake Energy Corp.	200,751
35,402	Chevron Corp.	5,237,726
1,269	Chord Energy Corp.	188,358
1,488	Civitas Resources, Inc.	91,259
24,076	ConocoPhillips	2,739,608
15,236	Coterra Energy, Inc.	370,692
12,924	Devon Energy Corp.	578,737
3,652	Diamondback Energy, Inc.	712,542
1,994	DT Midstream, Inc.	156,708
11,821	EOG Resources, Inc.	1,522,781
11,350	EQT Corp.	380,338
92,217	Exxon Mobil Corp.	10,876,073
18,106	Halliburton Co.	562,916
2,025	Hess Corp.	279,571
3,327	HF Sinclair Corp.	163,489
39,818	Kinder Morgan, Inc.	858,874
11,731	Marathon Oil Corp.	336,093
7,235	Marathon Petroleum Corp.	1,281,463
2,230	Matador Resources Co.	126,486
8,085	NOV, Inc.	143,670
13,709	Occidental Petroleum Corp.	781,139
11,985	ONEOK, Inc.	1,106,935
5,508	Ovintiv, Inc.	235,908
10,148	Permian Resources Corp.	144,508
8,704	Phillips 66	1,221,258
4,868	Range Resources Corp.	145,456
29,353	Schlumberger NV	1,291,238
22,521	Southwestern Energy Co.*	143,684
8,807	TechnipFMC PLC (United Kingdom)	236,380
6,697	Valero Energy Corp.	982,651
1,328	Viper Energy, Inc.	63,213
24,997	Williams Cos., Inc. (The)	1,144,113

		35,894,443

Financials – 21.6%
656	Affiliated Managers Group, Inc.	114,033
4,677	Affirm Holdings, Inc.*	205,835
11,748	Aflac, Inc.	1,296,509
14,173	AGNC Investment Corp. REIT	144,706
4,554	Allstate Corp. (The)	860,433
4,870	Ally Financial, Inc.	210,335
7,291	American Express Co.	1,885,817
1,474	American Financial Group, Inc.	196,956
13,841	American International Group, Inc.	1,066,449
181	Ameriprise Financial, Inc.	81,349

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
10,627	Annaly Capital Management, Inc. REIT	$214,240
4,033	Aon PLC, Class A	1,386,223
2,701	Apollo Global Management, Inc.	312,587
7,296	Arch Capital Group Ltd.*	825,105
4,127	Arthur J Gallagher & Co.	1,207,436
1,068	Assurant, Inc.	209,702
1,088	Assured Guaranty Ltd.	87,127
1,604	Axis Capital Holdings Ltd.	128,128
139,452	Bank of America Corp.	5,682,669
15,382	Bank of New York Mellon Corp. (The)	1,049,360
2,182	Bank OZK	94,590
37,611	Berkshire Hathaway, Inc., Class B*	17,899,827
3,033	BlackRock, Inc.	2,735,190
6,595	Block, Inc.*	435,798
456	BOK Financial Corp.	47,857
1,368	Brighthouse Financial, Inc.*	62,791
2,747	Brown & Brown, Inc.	288,792
7,777	Capital One Financial Corp.	1,142,675
4,496	Carlyle Group, Inc. (The)	180,425
2,166	Cboe Global Markets, Inc.	444,896
27,574	Charles Schwab Corp. (The)	1,795,067
8,313	Chubb Ltd.	2,362,388
3,144	Cincinnati Financial Corp.	430,822
39,379	Citigroup, Inc.	2,466,701
9,384	Citizens Financial Group, Inc.	403,981
7,385	CME Group, Inc.	1,593,240
456	CNA Financial Corp.	23,676
649	Coinbase Global, Inc., Class A*	119,001
4,281	Columbia Banking System, Inc.	107,796
2,722	Comerica, Inc.	155,453
2,446	Commerce Bancshares, Inc.	156,446
5,249	Corebridge Financial, Inc.	155,160
27	Credit Acceptance Corp.*	12,596
1,208	Cullen/Frost Bankers, Inc.	135,574
5,136	Discover Financial Services	712,415
2,833	East West Bancorp, Inc.	238,170
887	Euronet Worldwide, Inc.*	95,716
737	Evercore, Inc., Class A	181,110
740	Everest Group Ltd.	290,258
505	FactSet Research Systems, Inc.	213,534
5,329	Fidelity National Financial, Inc.	314,198
11,545	Fidelity National Information Services, Inc.	951,885
14,163	Fifth Third Bancorp	604,619
2,052	First American Financial Corp.	130,918
246	First Citizens BancShares, Inc., Class A	499,552
2,615	First Hawaiian, Inc.	63,623
11,209	First Horizon Corp.	185,957
8,161	Fiserv, Inc.*	1,424,911
7,304	FNB Corp.	109,414
5,933	Franklin Resources, Inc.	120,084
5,228	Global Payments, Inc.	580,360
1,904	Globe Life, Inc.	200,015

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
4,737	Goldman Sachs Group, Inc. (The)(b)	$2,417,055
733	Hanover Insurance Group, Inc. (The)	107,744
6,097	Hartford Financial Services Group, Inc. (The)	707,862
918	Houlihan Lokey, Inc.	143,777
29,651	Huntington Bancshares, Inc.	443,876
2,133	Interactive Brokers Group, Inc., Class A	274,922
11,674	Intercontinental Exchange, Inc.	1,885,935
7,503	Invesco Ltd.	128,226
1,489	Jack Henry & Associates, Inc.	257,642
2,851	Janus Henderson Group PLC	107,226
2,656	Jefferies Financial Group, Inc.	159,227
58,892	JPMorgan Chase & Co.	13,238,922
1,244	Kemper Corp.	77,762
19,006	KeyCorp	324,242
9,851	KKR & Co., Inc.	1,219,258
144	Lazard, Inc.	7,216
3,648	Lincoln National Corp.	117,101
3,720	Loews Corp.	304,817
3,413	M&T Bank Corp.	587,411
201	Markel Group, Inc.*	321,737
759	MarketAxess Holdings, Inc.	183,974
8,742	Marsh & McLennan Cos., Inc.	1,988,892
12,246	MetLife, Inc.	948,820
5,478	MGIC Investment Corp.	139,306
22,445	Morgan Stanley	2,325,527
664	MSCI, Inc.	385,512
8,459	Nasdaq, Inc.	609,725
4,154	Northern Trust Corp.	378,886
5,173	Old Republic International Corp.	185,556
2,318	OneMain Holdings, Inc.	114,532
21,495	PayPal Holdings, Inc.*	1,556,883
1,556	Pinnacle Financial Partners, Inc.	154,931
8,158	PNC Financial Services Group, Inc. (The)	1,509,964
1,314	Popular, Inc. (Puerto Rico)	134,685
710	Primerica, Inc.	186,893
4,791	Principal Financial Group, Inc.	390,083
1,886	Progressive Corp. (The)	475,649
1,842	Prosperity Bancshares, Inc.	135,534
7,383	Prudential Financial, Inc.	894,524
3,883	Raymond James Financial, Inc.	464,290
18,868	Regions Financial Corp.	441,889
1,349	Reinsurance Group of America, Inc.	297,805
1,065	RenaissanceRe Holdings Ltd. (Bermuda)	271,351
9,913	Rithm Capital Corp. REIT	118,361
799	RLI Corp.	123,126
13,639	Robinhood Markets, Inc., Class A*	274,417
1,824	Rocket Cos., Inc., Class A*	35,842
6,430	S&P Global, Inc.	3,300,133
2,075	SEI Investments Co.	140,332
4,480	SLM Corp.	98,829

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
17,815	SoFi Technologies, Inc.*	$142,342
6,242	Starwood Property Trust, Inc. REIT	130,083
6,190	State Street Corp.	539,149
2,038	Stifel Financial Corp.	179,629
8,235	Synchrony Financial	413,891
2,997	Synovus Financial Corp.	138,222
4,505	T. Rowe Price Group, Inc.	477,710
1,368	TFS Financial Corp.	18,578
918	TPG, Inc.	46,313
1,442	Tradeweb Markets, Inc., Class A	170,502
4,693	Travelers Cos., Inc. (The)	1,070,333
27,419	Truist Financial Corp.	1,219,049
3,919	Unum Group	217,465
32,432	US Bancorp	1,531,763
1,368	UWM Holdings Corp.	12,859
1,939	Virtu Financial, Inc., Class A	59,547
2,081	Voya Financial, Inc.	147,397
6,378	W R Berkley Corp.	380,767
3,505	Webster Financial Corp.	166,242
72,000	Wells Fargo & Co.	4,209,840
2,205	Western Alliance Bancorp	180,104
5,721	Western Union Co. (The)	69,796
777	WEX, Inc.*	148,423
43	White Mountains Insurance Group Ltd.	79,302
2,106	Willis Towers Watson PLC	615,184
1,259	Wintrust Financial Corp.	136,979
7,296	XP, Inc., Class A (Brazil)	134,319
2,970	Zions Bancorp NA	147,193

		111,213,670

Health Care – 15.9%
35,540	Abbott Laboratories	4,025,616
20,678	AbbVie, Inc.	4,059,298
1,868	Acadia Healthcare Co., Inc.*	153,045
6,016	Agilent Technologies, Inc.	859,807
637	Align Technology, Inc.*	151,109
290	Alnylam Pharmaceuticals, Inc.*	76,180
658	Amedisys, Inc.*	64,491
2,435	Amgen, Inc.	812,876
13,928	Avantor, Inc.*	359,900
1,125	Azenta, Inc.*	55,710
10,458	Baxter International, Inc.	396,777
5,939	Becton Dickinson & Co.	1,439,673
2,992	Biogen, Inc.*	612,642
3,878	BioMarin Pharmaceutical, Inc.*	353,712
396	Bio-Rad Laboratories, Inc., Class A*	133,579
3,190	Bio-Techne Corp.	236,028
30,179	Boston Scientific Corp.*	2,468,340
41,676	Bristol-Myers Squibb Co.	2,081,716
788	Bruker Corp.	52,946
2,031	Cardinal Health, Inc.	228,934
3,716	Catalent, Inc.*	226,527
10,957	Centene Corp.*	863,740
1,824	Certara, Inc.*	22,344
1,049	Charles River Laboratories International, Inc.*	207,440

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
274	Chemed Corp.	$160,611
5,206	Cigna Group (The)	1,883,583
4,008	Cooper Cos., Inc. (The)*	423,766
25,916	CVS Health Corp.	1,483,432
13,617	Danaher Corp.	3,667,194
4,277	DENTSPLY SIRONA, Inc.	108,165
1,818	Doximity, Inc., Class A*	66,866
9,934	Edwards Lifesciences Corp.*	694,983
10,109	Elanco Animal Health, Inc.*	156,386
4,013	Elevance Health, Inc.	2,234,800
2,032	Encompass Health Corp.	189,078
1,117	Enovis Corp.*	52,052
3,529	Envista Holdings Corp.*	64,440
2,266	Exact Sciences Corp.*	139,790
976	Exelixis, Inc.*	25,405
1,651	Fortrea Holdings, Inc.*	38,072
7,934	GE HealthCare Technologies, Inc.	672,962
25,643	Gilead Sciences, Inc.	2,025,797
2,299	Globus Medical, Inc., Class A*	167,137
456	GRAIL, Inc.*	6,434
2,998	HCA Healthcare, Inc.	1,185,979
2,623	Henry Schein, Inc.*	185,053
4,746	Hologic, Inc.*	385,565
2,482	Humana, Inc.	879,795
3,272	Illumina, Inc.*	429,941
3,583	Incyte Corp.*	235,260
208	Ionis Pharmaceuticals, Inc.*	9,917
3,284	IQVIA Holdings, Inc.*	826,090
1,250	Jazz Pharmaceuticals PLC*	144,975
49,567	Johnson & Johnson	8,221,183
1,726	Labcorp Holdings, Inc.	396,790
422	Masimo Corp.*	49,593
1,536	McKesson Corp.	861,819
27,555	Medtronic PLC	2,440,822
433	Mettler-Toledo International, Inc.*	623,122
6,638	Moderna, Inc.*	513,781
440	Molina Healthcare, Inc.*	153,908
5,283	Organon & Co.	118,075
2,783	Perrigo Co. PLC	80,985
116,496	Pfizer, Inc.	3,379,549
2,736	Premier, Inc., Class A	55,732
4,536	QIAGEN NV*	207,341
2,280	Quest Diagnostics, Inc.	357,892
1,107	QuidelOrtho Corp.*	46,771
3,648	R1 RCM, Inc.*	51,473
1,967	Regeneron Pharmaceuticals, Inc.*	2,330,285
910	Repligen Corp.*	137,346
2,171	ResMed, Inc.	531,938
2,527	Revvity, Inc.	309,659
7,197	Roivant Sciences Ltd.*	88,019
8,037	Royalty Pharma PLC, Class A	233,314
2,847	Solventum Corp.*	182,521
2,579	Sotera Health Co.*	39,820
2,024	STERIS PLC	487,986
5,239	Stryker Corp.	1,888,240

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
967	Teleflex, Inc.	$237,079
1,991	Tenet Healthcare Corp.*	330,187
7,847	Thermo Fisher Scientific, Inc.	4,826,454
897	United Therapeutics Corp.*	326,104
17,612	UnitedHealth Group, Inc.	10,394,602
1,189	Universal Health Services, Inc., Class B	282,946
2,656	Vertex Pharmaceuticals, Inc.*	1,317,084
24,373	Viatris, Inc.	294,426
472	Waters Corp.*	163,477
586	West Pharmaceutical Services, Inc.	183,787
4,199	Zimmer Biomet Holdings, Inc.	484,817
1,644	Zoetis, Inc.	301,658

		81,416,543

Industrials – 14.3%
9,242	3M Co.	1,244,805
2,468	A O Smith Corp.	206,621
632	Acuity Brands, Inc.	160,970
847	Advanced Drainage Systems, Inc.	132,776
2,787	AECOM	279,090
1,278	AGCO Corp.	116,349
2,286	Air Lease Corp.	105,773
2,577	Alaska Air Group, Inc.*	93,055
1,796	Allegion PLC	249,357
1,824	Allison Transmission Holdings, Inc.	169,176
12,473	American Airlines Group, Inc.*	132,463
4,742	AMETEK, Inc.	811,119
4,670	API Group Corp.*	166,018
591	Armstrong World Industries, Inc.	74,915
608	Automatic Data Processing, Inc.	167,753
214	Avis Budget Group, Inc.	17,546
878	AZEK Co., Inc. (The)*	37,429
9,984	Boeing Co. (The)*	1,734,620
209	Broadridge Financial Solutions, Inc.	44,488
2,240	Builders FirstSource, Inc.*	389,760
1,490	BWX Technologies, Inc.	153,470
2,355	C.H. Robinson Worldwide, Inc.	243,766
456	CACI International, Inc., Class A*	222,583
845	Carlisle Cos., Inc.	358,111
17,233	Carrier Global Corp.	1,254,218
8,620	Caterpillar, Inc.	3,069,582
91	Cintas Corp.	73,266
8,382	Clarivate PLC*	57,501
1,058	Clean Harbors, Inc.*	260,162
17,927	CNH Industrial NV	185,365
912	Concentrix Corp.	68,610
1,218	Copart, Inc.*	64,505
1,169	Core & Main, Inc., Class A*	56,147
1,004	Crane Co.	159,014
40,141	CSX Corp.	1,375,632
2,806	Cummins, Inc.	877,857
783	Curtiss-Wright Corp.	247,318
2,721	Dayforce, Inc.*	155,560

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
5,254	Deere & Co.	$2,026,678
13,230	Delta Air Lines, Inc.	562,143
2,466	Donaldson Co., Inc.	179,352
2,816	Dover Corp.	523,860
6,384	Dun & Bradstreet Holdings, Inc.	76,608
8,203	Eaton Corp. PLC	2,517,747
578	EMCOR Group, Inc.	227,189
11,739	Emerson Electric Co.	1,237,173
2,016	Equifax, Inc.	619,174
1,162	Esab Corp.	121,975
2,427	Expeditors International of Washington, Inc.	299,516
1,846	Fastenal Co.	126,045
4,651	FedEx Corp.	1,389,579
3,877	Ferguson Enterprises, Inc.	797,538
2,708	Flowserve Corp.	135,075
7,227	Fortive Corp.	537,689
2,561	Fortune Brands Innovations, Inc.	203,369
722	FTI Consulting, Inc.*	164,840
4,208	Gates Industrial Corp. PLC*	76,417
5,597	GE Vernova, Inc.*	1,124,997
617	Generac Holdings, Inc.*	96,579
5,610	General Dynamics Corp.	1,679,410
17,558	General Electric Co.	3,065,978
3,192	Genpact Ltd.	125,222
3,435	Graco, Inc.	286,307
2,410	GXO Logistics, Inc.*	120,621
3,192	Hayward Holdings, Inc.*	47,369
1,699	Hexcel Corp.	107,530
11,314	Honeywell International, Inc.	2,352,294
7,815	Howmet Aerospace, Inc.	755,398
1,100	Hubbell, Inc.	439,912
811	Huntington Ingalls Industries, Inc.	229,326
1,556	IDEX Corp.	321,283
3,825	Illinois Tool Works, Inc.	968,413
8,289	Ingersoll Rand, Inc.	758,029
1,692	ITT, Inc.	235,560
1,653	J.B. Hunt Transport Services, Inc.	286,300
2,560	Jacobs Solutions, Inc.	386,253
13,987	Johnson Controls International PLC	1,018,953
2,280	KBR, Inc.	158,141
1,191	Kirby Corp.*	142,825
3,213	Knight-Swift Transportation Holdings, Inc.	168,297
3,890	L3Harris Technologies, Inc.	920,646
730	Landstar System, Inc.	133,269
2,769	Leidos Holdings, Inc.	438,914
820	Lincoln Electric Holdings, Inc.	158,760
2,983	Lockheed Martin Corp.	1,694,642
2,305	Lyft, Inc., Class A*	26,899
981	ManpowerGroup, Inc.	72,516
4,519	Masco Corp.	359,532
1,287	MasTec, Inc.*	145,598
4,170	MDU Resources Group, Inc.	107,127
1,093	Middleby Corp. (The)*	153,698
760	MSA Safety, Inc.	138,799

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
912	MSC Industrial Direct Co., Inc., Class A	$75,003
1,165	Nordson Corp.	298,892
4,642	Norfolk Southern Corp.	1,189,095
2,868	Northrop Grumman Corp.	1,500,566
3,392	nVent Electric PLC	230,520
1,368	Oshkosh Corp.	147,621
8,298	Otis Worldwide Corp.	785,738
1,772	Owens Corning	298,990
10,565	PACCAR, Inc.	1,016,142
2,628	Parker-Hannifin Corp.	1,577,326
939	Parsons Corp.*	89,637
4,234	Paychex, Inc.	555,501
387	Paycom Software, Inc.	62,996
912	Paycor HCM, Inc.*	12,914
3,390	Pentair PLC	300,659
2,070	Quanta Services, Inc.	569,519
3,760	RB Global, Inc. (Canada)	323,849
584	RBC Bearings, Inc.*	173,944
1,367	Regal Rexnord Corp.	229,396
4,216	Republic Services, Inc.	877,813
2,098	Robert Half, Inc.	131,482
2,137	Rockwell Automation, Inc.	581,328
27,322	RTX Corp.	3,369,895
912	Ryder System, Inc.	132,459
226	Saia, Inc.*	84,938
964	Schneider National, Inc., Class B	26,134
1,049	Science Applications International Corp.	136,989
3,068	Sensata Technologies Holding PLC	118,271
788	Simpson Manufacturing Co., Inc.	144,251
578	SiteOne Landscape Supply, Inc.*	81,995
1,062	Snap-on, Inc.	301,332
12,270	Southwest Airlines Co.	354,848
2,280	Spirit AeroSystems Holdings, Inc., Class A*	80,279
4,413	SS&C Technologies Holdings, Inc.	331,372
3,156	Stanley Black & Decker, Inc.	323,048
1,893	Stericycle, Inc.*	112,179
859	Tetra Tech, Inc.	204,219
3,906	Textron, Inc.	356,227
1,368	Timken Co. (The)	115,637
2,144	Toro Co. (The)	198,534
3,065	Trane Technologies PLC	1,108,488
892	TransDigm Group, Inc.	1,224,903
3,758	TransUnion	363,812
1,168	U-Haul Holding Co.	79,833
6,531	Union Pacific Corp.	1,672,524
6,723	United Airlines Holdings, Inc.*	296,081
14,978	United Parcel Service, Inc., Class B	1,925,422
1,034	United Rentals, Inc.	766,463
410	Valmont Industries, Inc.	117,162
2,792	Veralto Corp.	313,905
2,736	Vestis Corp.	38,496
117	W.W. Grainger, Inc.	115,236

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
710	Watsco, Inc.	$337,548
912	WESCO International, Inc.	150,827
3,593	Westinghouse Air Brake Technologies Corp.	609,265
2,677	WillScot Holdings Corp.*	103,172
1,222	Woodward, Inc.	203,646
4,963	Xylem, Inc.	682,561

		73,874,996

Information Technology – 9.0%
12,893	Accenture PLC, Class A (Ireland)	4,408,761
11,246	Advanced Micro Devices, Inc.*	1,670,706
3,092	Akamai Technologies, Inc.*	314,889
1,544	Allegro MicroSystems, Inc. (Japan)*	37,874
2,366	Amdocs Ltd.	205,771
2,315	Amkor Technology, Inc.	76,164
10,119	Amphenol Corp., Class A	682,527
10,181	Analog Devices, Inc.	2,390,906
1,792	ANSYS, Inc.*	575,985
1,385	Applied Materials, Inc.	273,205
1,106	Arrow Electronics, Inc.*	149,398
552	Aspen Technology, Inc.*	129,245
430	Astera Labs, Inc.*	18,516
1,844	Avnet, Inc.	101,752
1,579	BILL Holdings, Inc.*	86,150
8,156	CCC Intelligent Solutions Holdings, Inc.*	87,922
1,371	CDW Corp.	309,352
2,956	Ciena Corp.*	170,413
1,104	Cirrus Logic, Inc.*	160,842
83,313	Cisco Systems, Inc.	4,210,639
3,339	Cognex Corp.	134,829
10,223	Cognizant Technology Solutions Corp., Class A	795,043
2,742	Coherent Corp.*	213,739
15,742	Corning, Inc.	658,803
1,006	Crane NXT Co.	59,103
4,284	Dell Technologies, Inc., Class C	494,973
1,200	Dolby Laboratories, Inc., Class A	85,632
1,297	DoubleVerify Holdings, Inc.*	25,551
3,549	Dropbox, Inc., Class A*	89,222
3,725	DXC Technology Co.*	76,996
1,069	EPAM Systems, Inc.*	214,612
1,199	F5, Inc.*	243,577
76	Fair Isaac Corp.*	131,501
2,190	First Solar, Inc.*	497,940
2,385	Fortinet, Inc.*	182,953
11,400	Gen Digital, Inc.	301,644
1,824	GLOBALFOUNDRIES, Inc.*	85,144
214	Globant SA*	43,279
916	Guidewire Software, Inc.*	136,273
509	HashiCorp, Inc., Class A*	17,275
26,649	Hewlett Packard Enterprise Co.	516,191
15,226	HP, Inc.	550,877
912	Informatica, Inc., Class A*	22,718
87,559	Intel Corp.	1,929,800
18,850	International Business Machines Corp.	3,810,151

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
584	IPG Photonics Corp.*	$39,928
2,214	Jabil, Inc.	241,946
6,601	Juniper Networks, Inc.	256,647
3,579	Keysight Technologies, Inc.*	551,595
4,668	Kyndryl Holdings, Inc.*	110,585
375	Lattice Semiconductor Corp.*	17,760
456	Littelfuse, Inc.	124,123
1,370	Lumentum Holdings, Inc.*	78,926
1,145	MACOM Technology Solutions Holdings, Inc.*	125,068
16,195	Marvell Technology, Inc.	1,234,707
10,891	Microchip Technology, Inc.	894,805
22,650	Micron Technology, Inc.	2,179,836
3,010	MicroStrategy, Inc., Class A*	398,584
1,292	MKS Instruments, Inc.	154,045
1,774	Motorola Solutions, Inc.	784,179
646	nCino, Inc.*	19,354
2,336	NetApp, Inc.	282,002
3,571	Nutanix, Inc., Class A*	225,652
1,755	Okta, Inc.*	138,171
8,817	ON Semiconductor Corp.*	686,580
747	Onto Innovation, Inc.*	159,275
955	PTC, Inc.*	171,031
841	Pure Storage, Inc., Class A*	43,135
1,978	Qorvo, Inc.*	229,230
1,423	QUALCOMM, Inc.	249,452
2,194	Roper Technologies, Inc.	1,216,376
2,929	Salesforce, Inc.	740,744
3,949	SentinelOne, Inc., Class A*	93,038
3,298	Skyworks Solutions, Inc.	361,428
1,548	TD SYNNEX Corp.	187,958
964	Teledyne Technologies, Inc.*	417,219
280	Teradyne, Inc.	38,284
16,439	Texas Instruments, Inc.	3,523,535
5,001	Trimble, Inc.*	283,507
2,868	Twilio, Inc., Class A*	179,996
131	Tyler Technologies, Inc.*	77,011
1,126	UiPath, Inc., Class A*	14,503
3,396	Unity Software, Inc.*	55,593
456	Universal Display Corp.	88,336
1,666	VeriSign, Inc.*	306,377
3,172	Vontier Corp.	111,115
6,701	Western Digital Corp.*	439,519
2,556	Wolfspeed, Inc.*	24,921
826	Zebra Technologies Corp., Class A*	285,284
5,118	Zoom Video Communications, Inc., Class A*	353,551

		45,573,754

Materials – 4.5%
4,560	Air Products and Chemicals, Inc.	1,271,556
2,409	Albemarle Corp.	217,412
5,145	Alcoa Corp.	165,155
29,537	Amcor PLC	337,903
1,368	AptarGroup, Inc.	209,564
918	Ashland, Inc.	82,161
2,534	ATI, Inc.*	161,872
1,025	Avery Dennison Corp.	227,396

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Materials – (continued)
4,560	Axalta Coating Systems Ltd.*	$166,440
6,394	Ball Corp.	408,001
2,378	Berry Global Group, Inc.	163,749
1,704	Celanese Corp.	222,542
3,844	CF Industries Holdings, Inc.	319,398
2,835	Chemours Co. (The)	55,112
6,468	Cleveland-Cliffs, Inc.*	84,472
14,367	Corteva, Inc.	823,229
14,113	CRH PLC	1,281,037
2,401	Crown Holdings, Inc.	217,074
14,456	Dow, Inc.	774,553
8,589	DuPont de Nemours, Inc.	723,623
170	Eagle Materials, Inc.	43,818
2,401	Eastman Chemical Co.	245,790
677	Ecolab, Inc.	171,403
4,595	Element Solutions, Inc.	122,870
2,583	FMC Corp.	166,810
29,401	Freeport-McMoRan, Inc.	1,301,876
6,244	Graphic Packaging Holding Co.	186,882
3,355	Huntsman Corp.	73,978
5,252	International Flavors & Fragrances, Inc.	546,156
7,114	International Paper Co.	344,460
9,872	Linde PLC	4,721,284
438	Louisiana-Pacific Corp.	42,508
5,346	LyondellBasell Industries NV, Class A	527,650
1,189	Martin Marietta Materials, Inc.	635,116
6,570	Mosaic Co. (The)	187,705
2,286	MP Materials Corp.*(a)	29,489
109	NewMarket Corp.	62,541
23,713	Newmont Corp.	1,266,037
4,940	Nucor Corp.	750,435
2,452	Olin Corp.	107,079
1,821	Packaging Corp. of America	381,572
4,800	PPG Industries, Inc.	622,704
1,173	Reliance, Inc.	336,241
1,368	Royal Gold, Inc.	191,753
2,020	RPM International, Inc.	234,825
872	Scotts Miracle-Gro Co. (The)	61,895
2,826	Sealed Air Corp.	98,769
429	Sherwin-Williams Co. (The)	158,460
1,824	Silgan Holdings, Inc.	95,341
5,253	Smurfit WestRock PLC	249,097
2,011	Sonoco Products Co.	113,762
3,063	Steel Dynamics, Inc.	366,059
4,575	United States Steel Corp.	173,438
2,017	Vulcan Materials Co.	494,589
688	Westlake Corp.	100,063

		23,124,704

Real Estate – 4.8%
2,042	Agree Realty Corp. REIT	149,086
3,598	Alexandria Real Estate Equities, Inc. REIT	430,213
6,933	American Homes 4 Rent, Class A REIT	275,725
5,886	Americold Realty Trust, Inc. REIT	170,694

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
2,938	AvalonBay Communities, Inc. REIT	$663,195
3,277	Boston Properties, Inc. REIT	246,496
6,153	Brixmor Property Group, Inc. REIT	168,531
2,145	Camden Property Trust REIT	268,554
6,283	CBRE Group, Inc., Class A*	723,425
8,336	CoStar Group, Inc.*	644,373
3,110	Cousins Properties, Inc. REIT	88,666
8,929	Crown Castle, Inc. REIT	1,000,227
4,594	CubeSmart REIT	238,107
6,633	Digital Realty Trust, Inc. REIT	1,005,629
988	EastGroup Properties, Inc. REIT	184,163
1,545	EPR Properties REIT	73,341
1,843	Equinix, Inc. REIT	1,537,725
3,812	Equity LifeStyle Properties, Inc. REIT	277,170
7,757	Equity Residential REIT	580,844
1,323	Essex Property Trust, Inc. REIT	399,268
4,295	Extra Space Storage, Inc. REIT	760,215
1,692	Federal Realty Investment Trust REIT	194,580
2,733	First Industrial Realty Trust, Inc. REIT	155,043
5,349	Gaming and Leisure Properties, Inc. REIT	278,255
7,807	Healthcare Realty Trust, Inc. REIT	138,965
14,558	Healthpeak Properties, Inc. REIT	324,352
2,286	Highwoods Properties, Inc. REIT	73,655
14,473	Host Hotels & Resorts, Inc. REIT	256,172
636	Howard Hughes Holdings, Inc.*	47,840
12,568	Invitation Homes, Inc. REIT	463,005
2,565	Iron Mountain, Inc. REIT	290,512
669	Jones Lang LaSalle, Inc.*	170,749
2,442	Kilroy Realty Corp. REIT	88,571
13,528	Kimco Realty Corp. REIT	314,661
1,337	Lamar Advertising Co., Class A REIT	168,168
12,188	Medical Properties Trust, Inc. REIT	54,846
2,385	Mid-America Apartment Communities, Inc. REIT	387,252
1,471	National Storage Affiliates Trust REIT	68,755
3,722	NNN REIT, Inc. REIT	174,897
5,066	Omega Healthcare Investors, Inc. REIT	200,310
4,337	Park Hotels & Resorts, Inc. REIT	66,269
18,985	Prologis, Inc. REIT	2,426,663
2,755	Public Storage REIT	946,949
3,033	Rayonier, Inc. REIT	93,447
17,702	Realty Income Corp. REIT	1,099,471
3,775	Regency Centers Corp. REIT	274,405
4,470	Rexford Industrial Realty, Inc. REIT	227,612

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
2,204	SBA Communications Corp. REIT	$499,559
70	Seaport Entertainment Group, Inc.*	2,155
4,944	Simon Property Group, Inc. REIT	827,378
3,729	STAG Industrial, Inc. REIT	151,323
2,553	Sun Communities, Inc. REIT	345,268
6,741	UDR, Inc. REIT	300,042
8,282	Ventas, Inc. REIT	514,395
21,411	VICI Properties, Inc. REIT	716,840
3,599	Vornado Realty Trust REIT	123,698
4,520	W.P. Carey, Inc. REIT	271,290
12,157	Welltower, Inc. REIT	1,467,107
14,971	Weyerhaeuser Co. REIT	456,466
966	Zillow Group, Inc., Class A*	51,613
3,257	Zillow Group, Inc., Class C*	180,112

		24,778,297

Utilities – 4.6%
14,563	AES Corp. (The)	249,464
5,262	Alliant Energy Corp.	306,617
5,464	Ameren Corp.	450,835
10,833	American Electric Power Co., Inc.	1,086,333
4,006	American Water Works Co., Inc.	573,339
3,089	Atmos Energy Corp.	403,856
1,456	Avangrid, Inc.	51,965
2,774	Brookfield Renewable Corp., Class A	79,031
13,010	CenterPoint Energy, Inc.	355,173
912	Clearway Energy, Inc., Class A	24,505
1,824	Clearway Energy, Inc., Class C	52,823
6,112	CMS Energy Corp.	414,760
7,113	Consolidated Edison, Inc.	722,396
5,440	Constellation Energy Corp.	1,070,048
17,214	Dominion Energy, Inc.	962,263
4,246	DTE Energy Co.	530,835
15,852	Duke Energy Corp.	1,806,335
7,813	Edison International	679,965
4,378	Entergy Corp.	528,381
5,171	Essential Utilities, Inc.	201,617
4,573	Evergy, Inc.	270,447
7,213	Eversource Energy	487,094
20,551	Exelon Corp.	782,788
11,824	FirstEnergy Corp.	519,310
1,038	IDACORP, Inc.	105,783
1,888	National Fuel Gas Co.	112,827
42,249	NextEra Energy, Inc.	3,401,467
9,210	NiSource, Inc.	304,483
2,595	NRG Energy, Inc.	220,601
4,105	OGE Energy Corp.	162,394
43,932	PG&E Corp.	865,460
2,331	Pinnacle West Capital Corp.	204,009

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
15,168	PPL Corp.	$484,011
10,242	Public Service Enterprise Group, Inc.	827,041
13,013	Sempra	1,069,408
22,499	Southern Co. (The)	1,943,914
4,309	UGI Corp.	107,337
6,496	WEC Energy Group, Inc.	604,323
11,424	Xcel Energy, Inc.	699,492

		23,722,730

TOTAL COMMON STOCKS (Cost $458,128,051)		512,678,518

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
584,089	5.120%	584,089
(Cost $584,089)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $458,712,140)		513,262,607

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
149,448	5.183%	149,448
(Cost $149,448)

TOTAL INVESTMENTS – 99.9% (Cost $458,861,588)		$513,412,055

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		766,116

NET ASSETS – 100.0%		$514,178,171

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MARKETBETA® RUSSELL 1000 VALUE EQUITY ETF

Schedule of Investments (continued) August 31, 2024

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 1000 Index	9	09/20/24	$833,715	$31,055

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments August 31, 2024

Shares	Description	Value

Common Stocks – 99.8%

Communication Services – 9.2%
296,564	Alphabet, Inc., Class A	$48,452,626
264,904	Alphabet, Inc., Class C	43,738,300
361,435	AT&T, Inc.	7,192,556
4,843	Charter Communications, Inc., Class A*	1,683,136
196,015	Comcast Corp., Class A	7,756,314
12,167	Electronic Arts, Inc.	1,847,194
11,931	Fox Corp., Class A	493,585
6,530	Fox Corp., Class B	250,948
7,358	Live Nation Entertainment, Inc.*	718,656
111,367	Meta Platforms, Inc., Class A	58,056,731
21,362	Netflix, Inc.*	14,982,239
9,860	Omnicom Group, Inc.	990,240
29,888	Pinterest, Inc., Class A*	957,611
25,124	ROBLOX Corp., Class A*	1,105,205
32,024	Sirius XM Holdings, Inc.(a)	105,359
52,113	Snap, Inc., Class A*	486,735
7,228	Spotify Technology SA*	2,478,337
8,455	Take-Two Interactive Software, Inc.*	1,367,258
24,394	T-Mobile US, Inc.	4,847,576
22,262	Trade Desk, Inc. (The), Class A*	2,327,047
212,609	Verizon Communications, Inc.	8,882,804
92,046	Walt Disney Co. (The)	8,319,117
112,476	Warner Bros Discovery, Inc.*	881,812
6,256	Warner Music Group Corp., Class A	178,984

		218,100,370

Consumer Discretionary – 9.9%
21,665	Airbnb, Inc., Class A*	2,541,521
469,447	Amazon.com, Inc.*	83,796,290
13,680	Aptiv PLC*	978,530
851	AutoZone, Inc.*	2,707,439
9,795	Best Buy Co., Inc.	983,418
1,717	Booking Holdings, Inc.	6,712,148
50,155	Carnival Corp.*	827,558
68,836	Chipotle Mexican Grill, Inc.*	3,860,323
55,016	Coupang, Inc. (South Korea)*	1,218,604
15,107	D.R. Horton, Inc.	2,851,597
6,074	Darden Restaurants, Inc.	960,603
1,775	Domino’s Pizza, Inc.	735,223
16,198	DoorDash, Inc., Class A*	2,084,845
23,340	DraftKings, Inc., Class A*	805,230
26,026	eBay, Inc.	1,538,137
6,389	Expedia Group, Inc.*	888,646
197,641	Ford Motor Co.	2,211,603
7,698	Garmin Ltd.	1,410,966
57,976	General Motors Co.	2,886,045
6,918	Genuine Parts Co.	991,073
12,401	Hilton Worldwide Holdings, Inc.	2,723,756
50,119	Home Depot, Inc. (The)	18,468,852
18,422	Las Vegas Sands Corp.	718,274
12,171	Lennar Corp., Class A	2,215,852
389	Lennar Corp., Class B	65,675
28,924	Lowe’s Cos., Inc.	7,187,614
5,583	Lululemon Athletica, Inc.*	1,448,621
12,243	Marriott International, Inc., Class A	2,873,310

Shares	Description	Value

Common Stocks – (continued)

Consumer Discretionary – (continued)
36,868	McDonald’s Corp.	$10,642,317
2,381	MercadoLibre, Inc. (Brazil)*	4,908,812
12,389	MGM Resorts International*	465,703
4,478	Mobileye Global, Inc., Class A (Israel)*	63,946
61,409	NIKE, Inc., Class B	5,116,598
146	NVR, Inc.*	1,339,179
2,972	O’Reilly Automotive, Inc.*	3,358,271
10,603	PulteGroup, Inc.	1,395,885
16,566	Ross Stores, Inc.	2,495,005
11,104	Royal Caribbean Cruises Ltd.*	1,827,940
56,615	Starbucks Corp.	5,354,081
138,955	Tesla, Inc.*	29,751,655
58,090	TJX Cos., Inc. (The)	6,812,214
5,508	Tractor Supply Co.	1,473,665
2,447	Ulta Beauty, Inc.*	863,399
14,101	Yum! Brands, Inc.	1,902,507

		234,462,930

Consumer Staples – 5.9%
86,802	Altria Group, Inc.	4,667,343
24,826	Archer-Daniels-Midland Co.	1,514,138
2,454	Brown-Forman Corp., Class A	112,270
15,389	Brown-Forman Corp., Class B	701,585
9,633	Campbell Soup Co.	478,953
12,285	Church & Dwight Co., Inc.	1,251,596
6,218	Clorox Co. (The)	984,372
196,742	Coca-Cola Co. (The)	14,257,893
41,764	Colgate-Palmolive Co.	4,447,866
23,919	Conagra Brands, Inc.	746,273
7,923	Constellation Brands, Inc., Class A	1,907,145
22,359	Costco Wholesale Corp.	19,952,724
10,988	Dollar General Corp.	911,674
10,457	Dollar Tree, Inc.*	883,512
10,799	Estee Lauder Cos., Inc. (The),
	Class A	989,836
28,593	General Mills, Inc.	2,066,988
7,401	Hershey Co. (The)	1,428,837
14,560	Hormel Foods Corp.	473,928
13,029	Kellanova	1,050,268
96,797	Kenvue, Inc.	2,124,694
53,531	Keurig Dr Pepper, Inc.	1,959,770
16,963	Kimberly-Clark Corp.	2,453,868
39,703	Kraft Heinz Co. (The)	1,406,677
33,766	Kroger Co. (The)	1,796,689
12,664	McCormick & Co., Inc.	1,013,500
67,645	Mondelez International, Inc.,
	Class A	4,857,587
35,402	Monster Beverage Corp.*	1,668,496
69,613	PepsiCo, Inc.	12,034,695
78,421	Philip Morris International, Inc.	9,668,525
119,096	Procter & Gamble Co. (The)	20,429,728
25,498	Sysco Corp.	1,988,079
23,218	Target Corp.	3,566,749
14,154	Tyson Foods, Inc., Class A	910,244
221,033	Walmart, Inc.	17,070,379

		141,776,881

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Energy – 3.5%
50,949	Baker Hughes Co.	$1,791,876
11,428	Cheniere Energy, Inc.	2,117,151
85,521	Chevron Corp.	12,652,832
58,854	ConocoPhillips	6,696,997
37,523	Coterra Energy, Inc.	912,935
32,068	Devon Energy Corp.	1,436,005
8,572	Diamondback Energy, Inc.	1,672,483
29,028	EOG Resources, Inc.	3,739,387
226,714	Exxon Mobil Corp.	26,738,649
45,295	Halliburton Co.	1,408,222
13,960	Hess Corp.	1,927,318
98,676	Kinder Morgan, Inc.	2,128,441
17,785	Marathon Petroleum Corp.	3,150,079
35,140	Occidental Petroleum Corp.	2,002,277
29,273	ONEOK, Inc.	2,703,654
21,510	Phillips 66	3,018,068
71,677	Schlumberger NV	3,153,071
16,661	Valero Energy Corp.	2,444,669
61,272	Williams Cos., Inc. (The)	2,804,419

		82,498,533

Financials – 13.1%
26,172	Aflac, Inc.	2,888,342
13,156	Allstate Corp. (The)	2,485,695
29,055	American Express Co.	7,515,076
33,528	American International Group, Inc.	2,583,332
5,034	Ameriprise Financial, Inc.	2,262,481
9,873	Aon PLC, Class A	3,393,548
20,371	Apollo Global Management, Inc.	2,357,536
17,962	Arch Capital Group Ltd.*	2,031,323
9,232	Ares Management Corp., Class A	1,351,565
10,927	Arthur J Gallagher & Co.	3,196,912
342,814	Bank of America Corp.	13,969,671
37,927	Bank of New York Mellon Corp. (The)	2,587,380
65,319	Berkshire Hathaway, Inc., Class B*	31,086,618
7,490	BlackRock, Inc.	6,754,557
35,383	Blackstone, Inc.	5,037,124
27,729	Block, Inc.*	1,832,332
18,996	Capital One Financial Corp.	2,791,082
5,307	Cboe Global Markets, Inc.	1,090,058
75,383	Charles Schwab Corp. (The)	4,907,433
20,442	Chubb Ltd.	5,809,208
7,797	Cincinnati Financial Corp.	1,068,423
93,606	Citigroup, Inc.	5,863,480
23,379	Citizens Financial Group, Inc.	1,006,466
18,046	CME Group, Inc.	3,893,244
9,968	Coinbase Global, Inc., Class A*	1,827,733
3,519	Corpay, Inc.*	1,110,420
12,526	Discover Financial Services	1,737,481
2,184	Everest Group Ltd.	856,652
13,032	Fidelity National Financial, Inc.	768,367
28,120	Fidelity National Information
	Services, Inc.	2,318,494
34,196	Fifth Third Bancorp	1,459,827
29,370	Fiserv, Inc.*	5,128,002
12,913	Global Payments, Inc.	1,433,472

Shares	Description	Value

Common Stocks – (continued)

Financials – (continued)
16,219	Goldman Sachs Group, Inc. (The)(b)	$8,275,745
14,904	Hartford Financial Services Group, Inc. (The)	1,730,354
72,387	Huntington Bancshares, Inc.	1,083,633
5,102	Interactive Brokers Group, Inc., Class A	657,597
28,501	Intercontinental Exchange, Inc.	4,604,337
144,759	JPMorgan Chase & Co.	32,541,823
46,981	KeyCorp	801,496
33,692	KKR & Co., Inc.	4,170,059
9,238	Loews Corp.	756,962
8,337	M&T Bank Corp.	1,434,881
661	Markel Group, Inc.*	1,058,049
24,977	Marsh & McLennan Cos., Inc.	5,682,517
41,713	Mastercard, Inc., Class A	20,161,561
30,491	MetLife, Inc.	2,362,443
7,983	Moody’s Corp.	3,893,628
64,022	Morgan Stanley	6,633,319
3,896	MSCI, Inc.	2,261,979
18,741	Nasdaq, Inc.	1,350,851
10,293	Northern Trust Corp.	938,825
52,841	PayPal Holdings, Inc.*	3,827,274
20,060	PNC Financial Services Group,
	Inc. (The)	3,712,905
11,850	Principal Financial Group, Inc.	964,827
29,520	Progressive Corp. (The)	7,444,944
18,370	Prudential Financial, Inc.	2,225,709
9,483	Raymond James Financial, Inc.	1,133,882
46,193	Regions Financial Corp.	1,081,840
6,545	Rocket Cos., Inc., Class A*	128,609
15,817	S&P Global, Inc.	8,117,917
15,167	State Street Corp.	1,321,046
20,375	Synchrony Financial	1,024,048
11,106	T. Rowe Price Group, Inc.	1,177,680
11,593	Travelers Cos., Inc. (The)	2,644,016
66,922	Truist Financial Corp.	2,975,352
74,482	US Bancorp	3,517,785
79,912	Visa, Inc., Class A	22,085,279
15,296	W R Berkley Corp.	913,171
176,220	Wells Fargo & Co.	10,303,583
5,185	Willis Towers Watson PLC	1,514,590

		310,917,850

Health Care – 12.3%
87,550	Abbott Laboratories	9,916,789
89,231	AbbVie, Inc.	17,516,938
14,842	Agilent Technologies, Inc.	2,121,219
3,611	Align Technology, Inc.*	856,601
6,238	Alnylam Pharmaceuticals, Inc.*	1,638,660
26,934	Amgen, Inc.	8,991,377
32,800	Avantor, Inc.*	847,552
25,390	Baxter International, Inc.	963,297
14,612	Becton Dickinson & Co.	3,542,095
7,253	Biogen, Inc.*	1,485,124
9,324	BioMarin Pharmaceutical, Inc.*	850,442
74,193	Boston Scientific Corp.*	6,068,246
102,452	Bristol-Myers Squibb Co.	5,117,477
12,250	Cardinal Health, Inc.	1,380,820

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Health Care – (continued)
8,813	Cencora, Inc.	$2,111,330
26,853	Centene Corp.*	2,116,822
14,151	Cigna Group (The)	5,119,973
9,946	Cooper Cos., Inc. (The)*	1,051,591
63,445	CVS Health Corp.	3,631,592
33,323	Danaher Corp.	8,974,217
19,864	Dexcom, Inc.*	1,377,370
30,275	Edwards Lifesciences Corp.*	2,118,039
11,944	Elevance Health, Inc.	6,651,494
42,969	Eli Lilly & Co.	41,251,099
21,533	GE HealthCare Technologies, Inc.	1,826,429
62,740	Gilead Sciences, Inc.	4,956,460
9,638	HCA Healthcare, Inc.	3,812,696
11,733	Hologic, Inc.*	953,189
6,075	Humana, Inc.	2,153,405
4,153	IDEXX Laboratories, Inc.*	1,998,964
7,957	Illumina, Inc.*	1,045,550
9,374	Incyte Corp.*	615,497
17,853	Intuitive Surgical, Inc.*	8,794,923
8,983	IQVIA Holdings, Inc.*	2,259,674
121,692	Johnson & Johnson	20,183,835
4,269	Labcorp Holdings, Inc.	981,400
6,620	McKesson Corp.	3,714,350
64,850	Medtronic PLC	5,744,413
128,280	Merck & Co., Inc.	15,194,766
1,072	Mettler-Toledo International, Inc.*	1,542,694
16,682	Moderna, Inc.*	1,291,187
286,571	Pfizer, Inc.	8,313,425
5,605	Quest Diagnostics, Inc.	879,817
5,290	Regeneron Pharmaceuticals, Inc.*	6,267,010
7,309	ResMed, Inc.	1,790,851
18,920	Royalty Pharma PLC, Class A	549,248
4,953	STERIS PLC	1,194,168
15,995	Stryker Corp.	5,764,918
19,490	Thermo Fisher Scientific, Inc.	11,987,714
46,476	UnitedHealth Group, Inc.	27,430,135
7,407	Veeva Systems, Inc., Class A*	1,603,171
13,009	Vertex Pharmaceuticals, Inc.*	6,451,033
2,966	Waters Corp.*	1,027,274
3,716	West Pharmaceutical Services, Inc.	1,165,449
10,505	Zimmer Biomet Holdings, Inc.	1,212,907
23,272	Zoetis, Inc.	4,270,179

		292,676,895

Industrials – 8.1%
27,788	3M Co.	3,742,766
11,583	AMETEK, Inc.	1,981,272
20,814	Automatic Data Processing, Inc.	5,742,791
29,398	Boeing Co. (The)*	5,107,608
5,913	Broadridge Financial Solutions, Inc.	1,258,641
40,099	Carrier Global Corp.	2,918,405
24,704	Caterpillar, Inc.	8,797,094
4,350	Cintas Corp.	3,502,272
42,682	Copart, Inc.*	2,260,439

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
98,404	CSX Corp.	$3,372,305
6,863	Cummins, Inc.	2,147,090
12,731	Deere & Co.	4,910,856
32,288	Delta Air Lines, Inc.	1,371,917
6,997	Dover Corp.	1,301,652
19,992	Eaton Corp. PLC	6,136,145
28,708	Emerson Electric Co.	3,025,536
6,125	Equifax, Inc.	1,881,171
7,211	Expeditors International of Washington, Inc.	889,909
28,730	Fastenal Co.	1,961,684
11,405	FedEx Corp.	3,407,472
9,750	Ferguson Enterprises, Inc.	2,005,672
17,684	Fortive Corp.	1,315,690
13,770	GE Vernova, Inc.*	2,767,770
11,385	General Dynamics Corp.	3,408,214
55,120	General Electric Co.	9,625,054
32,972	Honeywell International, Inc.	6,855,209
15,275	Illinois Tool Works, Inc.	3,867,324
20,340	Ingersoll Rand, Inc.	1,860,093
4,146	J.B. Hunt Transport Services, Inc.	718,087
33,829	Johnson Controls International PLC	2,464,443
9,507	L3Harris Technologies, Inc.	2,250,022
6,866	Leidos Holdings, Inc.	1,088,330
12,163	Lockheed Martin Corp.	6,909,800
10,939	Masco Corp.	870,307
11,384	Norfolk Southern Corp.	2,916,125
7,448	Northrop Grumman Corp.	3,896,868
9,622	Old Dominion Freight Line, Inc.	1,855,122
20,816	Otis Worldwide Corp.	1,971,067
25,965	PACCAR, Inc.	2,497,314
6,409	Parker-Hannifin Corp.	3,846,682
16,192	Paychex, Inc.	2,124,390
7,239	Quanta Services, Inc.	1,991,666
10,394	Republic Services, Inc.	2,164,135
5,762	Rockwell Automation, Inc.	1,567,437
14,934	Rollins, Inc.	749,388
67,087	RTX Corp.	8,274,511
2,611	Snap-on, Inc.	740,845
29,898	Southwest Airlines Co.	864,650
10,959	SS&C Technologies Holdings, Inc.	822,911
9,562	Textron, Inc.	872,054
11,477	Trane Technologies PLC	4,150,772
2,758	TransDigm Group, Inc.	3,787,313
9,723	TransUnion	941,284
101,893	Uber Technologies, Inc.*	7,451,435
30,789	Union Pacific Corp.	7,884,755
16,458	United Airlines Holdings, Inc.*	724,810
36,492	United Parcel Service, Inc., Class B	4,691,047
3,393	United Rentals, Inc.	2,515,095
7,269	Verisk Analytics, Inc.	1,983,129
1,989	W.W. Grainger, Inc.	1,959,006
20,446	Waste Management, Inc.	4,335,370
8,978	Westinghouse Air Brake Technologies Corp.	1,522,399

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2024

Shares	Description	Value

Common Stocks – (continued)

Industrials – (continued)
11,951	Xylem, Inc.	$1,643,621

		192,468,241

Information Technology – 31.3%
33,963	Accenture PLC, Class A (Ireland)	11,613,648
22,386	Adobe, Inc.*	12,858,742
80,871	Advanced Micro Devices, Inc.*	12,014,196
7,496	Akamai Technologies, Inc.*	763,393
5,783	Amdocs Ltd.	502,947
59,822	Amphenol Corp., Class A	4,034,994
25,508	Analog Devices, Inc.	5,990,299
4,350	ANSYS, Inc.*	1,398,177
729,356	Apple, Inc.	167,022,524
41,764	Applied Materials, Inc.	8,238,367
11,889	Arista Networks, Inc.*	4,201,335
4,817	ARM Holdings PLC ADR*	640,083
8,034	Atlassian Corp., Class A*	1,330,430
10,890	Autodesk, Inc.*	2,813,976
229,690	Broadcom, Inc.	37,398,126
13,729	Cadence Design Systems, Inc.*	3,692,140
6,773	CDW Corp.	1,528,260
203,736	Cisco Systems, Inc.	10,296,817
14,979	Cloudflare, Inc., Class A*	1,230,375
25,551	Cognizant Technology Solutions Corp., Class A	1,987,101
38,700	Corning, Inc.	1,619,595
11,503	Crowdstrike Holdings, Inc., Class A*	3,189,552
13,139	Datadog, Inc., Class A*	1,527,540
13,653	Dell Technologies, Inc., Class C	1,577,468
6,675	Enphase Energy, Inc.*	807,942
1,232	Fair Isaac Corp.*	2,131,693
30,867	Fortinet, Inc.*	2,367,808
3,842	Gartner, Inc.*	1,890,110
27,860	Gen Digital, Inc.	737,176
3,815	GLOBALFOUNDRIES, Inc.*	178,084
64,835	Hewlett Packard Enterprise Co.	1,255,854
49,608	HP, Inc.	1,794,817
2,444	HubSpot, Inc.*	1,219,727
215,237	Intel Corp.	4,743,823
46,441	International Business Machines Corp.	9,387,119
13,766	Intuit, Inc.	8,676,159
8,757	Keysight Technologies, Inc.*	1,349,629
6,801	KLA Corp.	5,572,943
6,600	Lam Research Corp.	5,418,666
43,134	Marvell Technology, Inc.	3,288,536
26,933	Microchip Technology, Inc.	2,212,815
55,864	Micron Technology, Inc.	5,376,351
370,803	Microsoft Corp.	154,676,763
3,520	MongoDB, Inc.*	1,023,581
2,374	Monolithic Power Systems, Inc.	2,218,930
8,431	Motorola Solutions, Inc.	3,726,839
10,349	NetApp, Inc.	1,249,331
1,194,626	NVIDIA Corp.	142,602,506
8,023	Okta, Inc.*	631,651
21,663	ON Semiconductor Corp.*	1,686,898
78,604	Oracle Corp.	11,105,959

Shares	Description	Value

Common Stocks – (continued)

Information Technology – (continued)
99,224	Palantir Technologies, Inc., Class A*	$3,123,572
16,168	Palo Alto Networks, Inc.*	5,864,457
56,280	QUALCOMM, Inc.	9,865,884
5,365	Roper Technologies, Inc.	2,974,410
47,552	Salesforce, Inc.	12,025,901
9,716	Seagate Technology Holdings PLC	967,228
10,288	ServiceNow, Inc.*	8,796,240
7,996	Skyworks Solutions, Inc.	876,282
15,902	Snowflake, Inc., Class A*	1,816,485
2,512	Super Micro Computer, Inc.*	1,099,502
7,728	Synopsys, Inc.*	4,015,314
15,518	TE Connectivity Ltd.	2,383,565
7,798	Teradyne, Inc.	1,066,221
45,698	Texas Instruments, Inc.	9,794,909
12,424	Trimble, Inc.*	704,317
4,383	VeriSign, Inc.*	806,034
16,084	Western Digital Corp.*	1,054,950
10,442	Workday, Inc., Class A*	2,748,230
2,568	Zebra Technologies Corp., Class A*	886,936
13,319	Zoom Video Communications, Inc., Class A*	920,077
4,672	Zscaler, Inc.*	934,307

		747,526,616

Materials – 2.1%
11,027	Air Products and Chemicals, Inc.	3,074,879
72,713	Amcor PLC	831,837
15,589	Ball Corp.	994,734
5,584	Celanese Corp.	729,270
35,346	Corteva, Inc.	2,025,326
34,858	CRH PLC	3,164,061
35,600	Dow, Inc.	1,907,448
19,048	DuPont de Nemours, Inc.	1,604,794
12,720	Ecolab, Inc.	3,220,450
71,880	Freeport-McMoRan, Inc.	3,182,846
12,837	International Flavors & Fragrances, Inc.	1,334,920
17,296	International Paper Co.	837,472
24,269	Linde PLC	11,606,649
12,829	LyondellBasell Industries NV, Class A	1,266,222
3,105	Martin Marietta Materials, Inc.	1,658,567
57,980	Newmont Corp.	3,095,552
12,109	Nucor Corp.	1,839,478
4,459	Packaging Corp. of America	934,339
11,829	PPG Industries, Inc.	1,534,576
11,910	Sherwin-Williams Co. (The)	4,399,197
4,359	Southern Copper Corp. (Mexico)	443,398
6,683	Vulcan Materials Co.	1,638,738

		51,324,753

Real Estate – 2.2%
7,843	Alexandria Real Estate Equities, Inc. REIT	937,787
23,539	American Tower Corp. REIT	5,274,148

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)

Real Estate – (continued)
7,149	AvalonBay Communities, Inc. REIT	$1,613,744
15,571	CBRE Group, Inc., Class A*	1,792,845
20,406	CoStar Group, Inc.*	1,577,384
21,729	Crown Castle, Inc. REIT	2,434,083
16,416	Digital Realty Trust, Inc. REIT	2,488,830
4,712	Equinix, Inc. REIT	3,931,504
17,206	Equity Residential REIT	1,288,385
3,200	Essex Property Trust, Inc. REIT	965,728
10,517	Extra Space Storage, Inc. REIT	1,861,509
35,543	Healthpeak Properties, Inc. REIT	791,898
28,809	Invitation Homes, Inc. REIT	1,061,324
14,577	Iron Mountain, Inc. REIT	1,650,991
5,861	Mid-America Apartment Communities, Inc. REIT	951,651
46,607	Prologis, Inc. REIT	5,957,307
7,961	Public Storage REIT	2,736,355
44,022	Realty Income Corp. REIT	2,734,206
5,399	SBA Communications Corp. REIT	1,223,737
16,327	Simon Property Group, Inc. REIT	2,732,323
20,210	Ventas, Inc. REIT	1,255,243
52,022	VICI Properties, Inc. REIT	1,741,697
30,229	Welltower, Inc. REIT	3,648,036
36,821	Weyerhaeuser Co. REIT	1,122,672

		51,773,387

Utilities – 2.2%
12,663	Alliant Energy Corp.	737,873
13,156	Ameren Corp.	1,085,502
26,482	American Electric Power Co., Inc.	2,655,615
9,795	American Water Works Co., Inc.	1,401,860
7,549	Atmos Energy Corp.	986,956
3,573	Avangrid, Inc.	127,520
31,774	CenterPoint Energy, Inc.	867,430
14,950	CMS Energy Corp.	1,014,507
17,363	Consolidated Edison, Inc.	1,763,386
15,933	Constellation Energy Corp.	3,134,021
42,077	Dominion Energy, Inc.	2,352,104
10,328	DTE Energy Co.	1,291,207
38,780	Duke Energy Corp.	4,418,981
19,265	Edison International	1,676,633
10,602	Entergy Corp.	1,279,555
17,548	Eversource Energy	1,185,017
49,993	Exelon Corp.	1,904,233

Shares	Description	Value

Common Stocks – (continued)

Utilities – (continued)
27,402	FirstEnergy Corp.	$1,203,496
102,263	NextEra Energy, Inc.	8,233,194
107,657	PG&E Corp.	2,120,843
37,114	PPL Corp.	1,184,308
25,122	Public Service Enterprise Group, Inc.	2,028,602
31,708	Sempra	2,605,764
54,788	Southern Co. (The)	4,733,683
15,876	WEC Energy Group, Inc.	1,476,944
27,708	Xcel Energy, Inc.	1,696,561

		53,165,795

TOTAL COMMON STOCKS (Cost $1,889,050,333)		2,376,692,251

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
2,207,091	5.120%	2,207,091

(Cost $2,207,091)
TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,891,257,424)		2,378,899,342

Securities Lending Reinvestment Vehicle – 0.0%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
103,075	5.183%	103,075
(Cost $103,075)

TOTAL INVESTMENTS – 99.9% (Cost $1,891,360,499)		$2,379,002,417

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		2,634,247

NET ASSETS – 100.0%		$2,381,636,664

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MARKETBETA ® U.S. EQUITY ETF

Schedule of Investments (continued) August 31, 2024

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	11	09/20/24	$3,113,550	$22,941

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Assets and Liabilities August 31, 2024

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $100,372,135, $759,238,981, $262,826,793 and $456,239,411, respectively)(a)	$116,773,141	$885,548,790	$288,753,847	$510,261,463
Investments in affiliated issuers, at value (cost $1,099,952, $637,074, $1,413,883 and $2,472,729, respectively)	1,099,952	637,074	1,478,887	3,001,144
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	434,404	10,552,767	15,539	149,448
Foreign Currency, at value (cost $34,970, $62,399, $– and $–, respectively)	34,971	62,430	—	—
Receivables:
Dividends	178,094	1,780,355	164,419	904,351
Reimbursement from investment adviser	8,747	—	—	—
Foreign tax reclaims	1,872	677,549	—	—
Securities lending income	1,077	2,632	276	5,399
Investments sold	353	286,923	—	—
Collateral on certain derivative contracts	—	78,857	31,680	48,510
Variation margin on futures contracts	—	3,196	5,820	7,605

Total assets	118,532,611	899,630,573	290,450,468	514,377,920

Liabilities:
Payables:
Foreign capital gains taxes	1,445,163	—	—	—
Payable upon return of securities loaned	434,404	10,552,767	15,539	149,448
Management fees	43,561	144,262	28,545	50,301
Investments purchased	11	229	—	—

Total liabilities	1,923,139	10,697,258	44,084	199,749

Net Assets:

Paid-in capital	102,979,765	775,903,835	265,654,362	462,228,375
Total distributable earnings	13,629,707	113,029,480	24,752,022	51,949,796

NET ASSETS	$116,609,472	$888,933,315	$290,406,384	$514,178,171

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	2,550,000	15,000,000	5,800,000	10,625,000

Net asset value per share:	$45.73	$59.26	$50.07	$48.39

(a)

Includes loaned securities having a market value of $381,630, $10,015,863, $14,983 and $147,206 for MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, MarketBeta® Russell 1000 Growth Equity ETF and MarketBeta® Russell 1000 Value Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Assets and Liabilities (continued) August 31, 2024

MarketBeta® U.S. Equity ETF

Assets:
Investments in unaffiliated issuers, at value (cost $1,883,314,043)(a)	$2,368,416,506
Investments in affiliated issuers, at value (cost $7,943,381)	10,482,836
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	103,075
Receivables:
Dividends	2,664,087
Collateral on certain derivative contracts	166,980
Securities lending income	12,547
Variation margin on futures contracts	28,050

Total assets	2,381,874,081

Liabilities:
Payables:
Management fees	134,342
Payable upon return of securities loaned	103,075

Total liabilities	237,417

Net Assets:
Paid-in capital	1,908,069,876
Total distributable earnings	473,566,788

NET ASSETS	$2,381,636,664

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	30,750,000

Net asset value per share:	$77.45

(a)	Includes loaned securities having a market value of $101,085 for MarketBeta® U.S. Equity ETF.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Operations For the Fiscal Year Ended August 31, 2024

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF*	MarketBeta® Russell 1000 Value Equity ETF*

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $314,113, $2,399,392, $234 and $895, respectively)	$2,455,104	$20,552,164	$2,176,913	$6,505,738

Dividends — affiliated issuers	31,111	111,867	22,948	69,321

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	11,926	83,137	766	19,551

Total Investment Income	2,498,141	20,747,168	2,200,627	6,594,610

Expenses:

Management fees	374,247	1,785,578	312,778	350,550

Trustee fees	22,735	25,418	14,939	15,082

Total expenses	396,982	1,810,996	327,717	365,632

Less — expense reductions	(80,618)	(366,181)	(693)	(674)

Net expenses	316,364	1,444,815	327,024	364,958

NET INVESTMENT INCOME	2,181,777	19,302,353	1,873,603	6,229,652

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,050,908)	(8,450,996)	(2,155,865)	(4,453,182)

Investments — affiliated issuers	—	—	—	(1,321)

In-kind redemptions — affiliated issuers	—	—	—	197,679

In-kind redemptions — unaffiliated issuers	(118)	31,499,639	45,563,699	9,749,380

Futures contracts	(34,741)	(32,603)	70,848	52,133

Foreign currency transactions	31,656	(148,353)	—	155

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $1,299,633, $–, $– and $–, respectively)	11,511,994	102,930,023	25,927,054	54,022,052

Investments — affiliated issuers	—	—	65,004	528,415

Futures contracts	342	108,104	(26,961)	31,055

Foreign currency translations	(2,670)	90,988	—	—

Net realized and unrealized gain	10,455,555	125,996,802	69,443,779	60,126,366

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,637,332	$145,299,155	$71,317,382	$66,356,018

* For the period November 28, 2023 (commencement of operations) through August 31, 2024.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Operations (continued) For the Fiscal Year Ended August 31, 2024

MarketBeta® U.S. Equity ETF

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $ 117)	$25,404,450

Securities lending income, net of rebates received or paid to borrowers – unaffiliated issuer	346,880

Dividends — affiliated issuers	300,515

Total Investment Income	26,051,845

Expenses:

Management fees	1,578,544

Trustee fees	29,906

Total expenses	1,608,450

Less — expense reductions	(362,114)

Net expenses	1,246,336

NET INVESTMENT INCOME	24,805,509

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(10,395,646)

Investments — affiliated issuers	(6,624)

In-kind redemptions — affiliated issuers	334,582

In-kind redemptions — unaffiliated issuers	99,782,617

Futures contracts	341,156

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	363,985,810

Investments — affiliated issuers	2,389,193

Futures contracts	18,949

Net realized and unrealized gain	456,450,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$481,255,546

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets

	MarketBeta® Emerging Markets Equity ETF		MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$ 2,181,777	$698,232	$19,302,353	$ 11,193,368

Net realized gain (loss)	(1,054,111)	(1,150,761)	22,867,687	5,704,950

Net change in unrealized gain	11,509,666	751,467	103,129,115	40,065,594

Net increase in net assets resulting from operations	12,637,332	298,938	145,299,155	56,963,912

Distributions to shareholders:
From distributable earnings	(563,858)	(708,842)	(17,490,447)	(10,832,595)

From share transactions:

Proceeds from sales of shares	78,012,311	–	437,010,046	108,284,224

Cost of shares redeemed	–	(6,047,689)	(113,364,206)	(73,987,067)

Net increase (decrease) in net assets resulting from share transactions	78,012,311	(6,047,689)	323,645,840	34,297,157

TOTAL INCREASE (DECREASE)	90,085,785	(6,457,593)	451,454,548	80,428,474

Net Assets:

Beginning of year	$ 26,523,687	$32,981,280	$437,478,767	$ 357,050,293

End of year	$ 116,609,472	$26,523,687	$888,933,315	$ 437,478,767

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® Russell 1000 Growth Equity ETF	MarketBeta® Russell 1000 Value Equity ETF	MarketBeta® U.S. Equity ETF
	For the Period November 28, 2023* to August 31, 2024	For the Period November 28, 2023* to August 31, 2024	For the Fiscal Year Ended August 31, 2024	For the Fiscal Year Ended August 31, 2023

From operations:

Net investment income	$1,873,603	$6,229,652	$24,805,509	$13,132,081

Net realized gain	43,478,682	5,544,844	90,056,085	33,617,047

Net change in unrealized gain	25,965,097	54,581,522	366,393,952	98,152,387

Net increase in net assets resulting from operations	71,317,382	66,356,018	481,255,546	144,901,515

Distributions to shareholders:

From distributable earnings	(1,581,591)	(4,456,262)	(22,458,896)	(12,492,359)

From share transactions:

Proceeds from sales of shares	540,449,167	571,051,348	1,149,363,956	351,057,391

Cost of shares redeemed	(319,778,574)	(118,772,933)	(243,460,822)	(151,765,428)

Net increase in net assets resulting from share transactions	220,670,593	452,278,415	905,903,134	199,291,963

TOTAL INCREASE	290,406,384	514,178,171	1,364,699,784	331,701,119

Net Assets:
Beginning of period	$–	$–	$1,016,936,880	$685,235,761

End of period	$290,406,384	$514,178,171	$2,381,636,664	$1,016,936,880

*	Commencement of operations.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31,					For the Period May 12, 2020*
						to
	2024	2023	2022		2021	August 31, 2020

Per Share Operating Performance:

Net asset value, beginning of period	$40.81	$41.23	$55.68		$48.15	$39.60

Net investment income(a)	1.06	0.96	1.35	(b)	0.89	0.49

Net realized and unrealized gain (loss)	4.35	(0.34)	(11.93)		8.14	8.06

Total from investment operations	5.41	0.62	(10.58)		9.03	8.55

Distributions to shareholders from net investment income	(0.49)	(1.04)	(3.87)		(1.50)	–

Net asset value, end of period	$45.73	$40.81	$41.23		$55.68	$48.15

Market price, end of period	$45.73	$40.81	$41.16		$55.72	$48.36

Total Return at Net Asset Value(c)	13.50%	1.61%	(20.01)%		19.35%	21.54%

Net assets, end of period (in 000’s)	$116,609	$26,524	$32,981		$36,191	$38,517

Ratio of net expenses to average net assets	0.36%	0.36%	0.36%		0.36%	0.36%(d)

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%		0.45%	0.45%(d)

Ratio of net investment income to average net assets	2.47%	2.40%	2.87	%(b)	1.63%	3.60%(d)

Portfolio turnover rate(e)	7%	13%	18%		21%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.32 per share and 0.67% of average net assets.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31,				For the Period May 12, 2020*
					to
	2024	2023	2022	2021	August 31, 2020

Per Share Operating Performance:

Net asset value, beginning of period	$50.87	$44.63	$57.61	$46.79	$40.14

Net investment income(a)	1.44	1.45	1.63	1.28	0.30

Net realized and unrealized gain (loss)	8.22	6.17	(12.83)	10.84	6.35

Total from investment operations	9.66	7.62	(11.20)	12.12	6.65

Distributions to shareholders from net investment income	(1.27)	(1.38)	(1.78)	(1.30)	–

Net asset value, end of period	$59.26	$50.87	$44.63	$57.61	$46.79

Market price, end of period	$59.31	$50.84	$44.33	$57.80	$46.82

Total Return at Net Asset Value(b)	19.21%	17.22%	(19.80)%	26.20%	16.57%

Net assets, end of period (in 000’s)	$888,933	$437,479	$357,050	$357,192	$280,723

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%(c)

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%(c)

Ratio of net investment income to average net assets	2.66%	2.96%	3.15%	2.41%	2.15%(c)

Portfolio turnover rate(d)	4%	4%	7%	5%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

MarketBeta® Russell 1000 Growth Equity ETF

For the Period November 28, 2023*
to
August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$ 40.15

Net investment income(a)	0.24

Net realized and unrealized gain	9.89

Total from investment operations	10.13

Distributions to shareholders from net investment income	(0.21)

Net asset value, end of period	$ 50.07

Market price, end of period	$ 50.05

Total Return at Net Asset Value(b)	25.26%

Net assets, end of period (in 000’s)	$ 290,406

Ratio of net expenses to average net assets	0.12%(c)

Ratio of net investment income to average net assets	0.69%(c)

Portfolio turnover rate(d)	29%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

MarketBeta® Russell 1000 Value Equity ETF

For the Period November 28, 2023*
to
August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$39.86

Net investment income(a)	0.69

Net realized and unrealized gain	8.31

Total from investment operations	9.00

Distributions to shareholders from net investment income	(0.47)

Net asset value, end of period	$48.39

Market price, end of period	$48.40

Total Return at Net Asset Value(b)	22.67%

Net assets, end of period (in 000’s)	$514,178

Ratio of net expenses to average net assets	0.12%(c)

Ratio of net investment income to average net assets	2.04%(c)

Portfolio turnover rate(d)	18%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA ETFS

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® U.S. Equity ETF

	For the Fiscal Year Ended August 31,				For the Period May 12, 2020*
					to
	2024	2023	2022	2021	August 31, 2020

Per Share Operating Performance:

Net asset value, beginning of period	$61.63	$53.96	$63.07	$48.62	$39.20

Net investment income(a)	0.95	0.89	0.82	0.74	0.22

Net realized and unrealized gain (loss)	15.76	7.67	(9.20)	14.46	9.20

Total from investment operations	16.71	8.56	(8.38)	15.20	9.42

Distributions to shareholders from net investment income	(0.89)	(0.89)	(0.73)	(0.75)	–

Net asset value, end of period	$77.45	$61.63	$53.96	$63.07	$48.62

Market price, end of period	$77.45	$61.68	$53.97	$63.09	$48.69

Total Return at Net Asset Value(b)	27.33%	16.12%	(13.41)%	31.60%	24.03%

Net assets, end of period (in 000’s)	$2,381,637	$1,016,937	$685,236	$428,861	$257,663

Ratio of net expenses to average net assets	0.07%	0.07%	0.07%	0.07%	0.07%(c)

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%(c)

Ratio of net investment income to average net assets	1.39%	1.59%	1.40%	1.36%	1.62%(c)

Portfolio turnover rate(d)	3%	3%	3%	4%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS MARKETBETA® ETFS

Notes to Financial Statements August 31, 2024

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversified/ Non-Diversified

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	Diversified

Goldman Sachs MarketBeta® International Equity ETF	Diversified

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF(a)	Diversified

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF(a)	Diversified

Goldman Sachs MarketBeta® U.S. Equity ETF	Diversified

(a) Commenced operations on November 28, 2023.

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF are listed and traded on the Cboe BZX Exchange, Inc., and shares of the Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF and Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF are listed and traded on NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units.” Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is

88

GOLDMAN SACHS MARKETBETA® ETFS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

89

GOLDMAN SACHS MARKETBETA® ETFS

Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”) GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker or receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and ETFs. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2024:

MarketBeta® Emerging Markets Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$3,321,771	$—	$—

Asia	100,082,091	2,912,412	—

Europe	1,018,452	—	—

North America	2,399,127	—	—

Oceania	14,311	—	—

South America	5,188,569	1,502,740	—

Exchange-Traded Fund	333,668	—	—

Investment Company	1,099,952	—	—

Securities Lending Reinvestment Vehicle	434,404	—	—

Total	$113,892,345	$4,415,152	$—

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Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MarketBeta® International Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,673,973	$—	$—

Asia	267,033,654	—	—

Europe	460,568,589	2,659,337	—

North America	81,236,361	974,862	—

Oceania	70,758,418	—	—

South America	643,596	—	—

Investment Company	637,074	—	—

Securities Lending Reinvestment Vehicle	10,552,767	—	—

Total	$893,104,432	$3,634,199	$—

Derivative Type

Assets

Futures Contracts(b)	$83,118	$—	$—

MarketBeta® Russell 1000 Growth Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$352,207	$—	$—

North America	288,335,095	—	—

South America	660,986	—	—

Investment Company	884,446	—	—

Securities Lending Reinvestment Vehicle	15,539	—	—

Total	$290,248,273	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(26,961)	$—	$—

MarketBeta® Russell 1000 Value Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$37,874	$—	$—

Europe	4,854,708	—	—

North America	507,651,617	—	—

South America	134,319	—	—

Investment Company	584,089	—	—

Securities Lending Reinvestment Vehicle	149,448	—	—

Total	$513,412,055	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$31,055	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MarketBeta® U.S. Equity ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,282,550	$—	$—

Europe	11,613,648	—	—

North America	2,358,887,241	—	—

South America	4,908,812	—	—

Investment Company	2,207,091	—	—

Securities Lending Reinvestment Vehicle	103,075	—	—

Total	$2,379,002,417	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$22,941	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

MarketBeta® International Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$83,118	Variation margin on futures contracts	$—

MarketBeta® Russell 1000 Growth Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(26,961)

MarketBeta® Russell 1000 Value Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$31,055	Variation margin on futures contracts	$—

MarketBeta® U.S. Equity ETF

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$22,941	Variation margin on futures contracts	$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of August 31, 2024 is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued) August 31, 2024

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

MarketBeta® Emerging Markets Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(34,741)	$342

MarketBeta® International Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(32,603)	108,104

MarketBeta® Russell 1000 Growth Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	70,848	(26,961)

MarketBeta® Russell 1000 Value Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	52,133	31,055

MarketBeta® U.S. Equity ETF

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	341,156	18,949

For the fiscal year ended August 31, 2024., the relevant values for each derivative type were as follows:

Average number of Contracts(a)
Fund	Futures Contracts

MarketBeta® Emerging Markets Equity ETF	7

MarketBeta® International Equity ETF	32

MarketBeta® Russell 1000 Growth Equity ETF	3

MarketBeta® Russell 1000 Value Equity ETF	6

MarketBeta® U.S. Equity ETF	10

(a)

Amounts disclosed represent average number of contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended August 31, 2024.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2024, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

MarketBeta® Emerging Markets Equity ETF	0.45%	0.36%

MarketBeta® International Equity ETF	0.25%	0.20%

MarketBeta® Russell 1000 Growth Equity ETF	0.12%	0.12%

MarketBeta® Russell 1000 Value Equity ETF	0.12%	0.12%

MarketBeta® U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively. These arrangements will remain in effect through at least December 29, 2024 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2024, GSAM waived $79,558, $362,200 and $357,433 of the Funds’ management fees for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Treasury Obligations Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended August 31, 2024, the management fee waived by GSAM was $1,060, $3,981, $693, $674 and $4,681 for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, MarketBeta® Russell 1000 Growth Equity ETF, MarketBeta® Russell 1000 Value Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

B. Other Transactions with Affiliates — The following table provides information about the Fund’s investment in shares of Goldman Sachs Financial Square Treasury Obligations Fund and The Goldman Sachs Group, Inc. as of and for the fiscal year ended August 31, 2024:

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Notes to Financial Statements (continued) August 31, 2024

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

MarketBeta® Emerging Markets Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$–	$10,583,344	$(9,483,392)	$–	$–	$1,099,952	1,099,952	$31,111	$–

MarketBeta® International Equity ETF

Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	33,747,835	(33,110,761)	–	–	637,074	637,074	111,867	–

MarketBeta® Russell 1000 Growth Equity ETF

Underlying Fund	Beginning value as of November 28, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	4,274,934	(3,390,488)	–	–	884,446	884,446	19,453	–

Goldman Sachs Group, Inc. (The)
	–	538,484	(9,047)	–	65,004	594,441	1,165	3,495	–

Total	$–	$4,813,418	$(3,399,535)	$–	$65,004	$1,478,887		$22,948	$–

MarketBeta® Russell 1000 Value Equity ETF

Underlying Fund	Beginning value as of November 28, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	–	5,520,887	(4,936,798)	–	–	584,089	584,089	18,323	–

Goldman Sachs Group, Inc. (The)
	–	3,551,674	(1,859,392)	196,358	528,415	2,417,055	4,737	50,998	–

Total	$–	$9,072,561	$(6,796,190)	$196,358	$528,415	$3,001,144		$69,321	$–

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

MarketBeta® U.S. Equity ETF
Underlying Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income	Capital Gain Distribution

Goldman Sachs Financial Square Treasury Obligations Fund – Institutional Shares
	$–	$28,870,721	$(26,663,630)	$–	$–	$2,207,091	2,207,091	$131,944	$–

Goldman Sachs Group, Inc. (The)
	2,921,535	3,567,026	(929,951)	327,942	2,389,193	8,275,745	16,219	168,571	–

Total	$2,921,535	$32,437,747	$(27,593,581)	$327,942	$2,389,193	$10,482,836		$300,515	$–

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	MarketBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	1,900,000	$78,012,311	—	$—

Shares redeemed	—	—	(150,000)	(6,047,689)

NET INCREASE (DECREASE) IN SHARES	1,900,000	$78,012,311	(150,000)	$(6,047,689)

	MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	8,500,000	$437,010,046	2,200,000	$108,284,224

Shares redeemed	(2,100,000)	(113,364,206)	(1,600,000)	(73,987,067)

NET INCREASE IN SHARES	6,400,000	$323,645,840	600,000	$34,297,157

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Notes to Financial Statements (continued) August 31, 2024

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	MarketBeta® Russell 1000 Growth Equity ETF

	For the Period November 28, 2023(a) to August 31, 2024

	Shares	Dollars

Fund Share Activity

Shares sold	12,600,000	$ 540,449,167

Shares redeemed	(6,800,000)	(319,778,574)

NET INCREASE IN SHARES	5,800,000	$ 220,670,593

	MarketBeta® Russell 1000 Value Equity ETF

	For the Period November 28, 2023(a) to August 31, 2024

	Shares	Dollars

Fund Share Activity

Shares sold	13,325,000	$ 571,051,348

Shares redeemed	(2,700,000)	(118,772,933)

NET INCREASE IN SHARES	10,625,000	$ 452,278,415

	MarketBeta® U.S. Equity ETF

	For the Fiscal Year Ended August 31, 2024		For the Fiscal Year Ended August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	17,750,000	$1,149,363,956	6,600,000	$351,057,391

Shares redeemed	(3,500,000)	(243,460,822)	(2,800,000)	(151,765,428)

NET INCREASE IN SHARES	14,250,000	$905,903,134	3,800,000	$ 199,291,963

(a)	Commenced operations on November 28, 2023.

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2024, were as follows:

Fund	Purchases	Sales

MarketBeta® Emerging Markets Equity ETF	$71,642,161	$6,459,833

MarketBeta® International Equity ETF	37,628,243	30,234,186

MarketBeta® Russell 1000 Growth Equity ETF(a)	95,050,518	95,224,122

MarketBeta® Russell 1000 Value Equity ETF(a)	65,600,917	64,590,632

MarketBeta® U.S. Equity ETF	47,913,201	46,045,995

(a)	Commenced operations on November 28, 2023.

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7. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2024, were as follows:

Fund	Purchases	Sales

MarketBeta® Emerging Markets Equity ETF	$13,340,538	$—

MarketBeta® International Equity ETF	429,438,877	111,960,617

MarketBeta® Russell 1000 Growth Equity ETF(a)	540,444,486	320,319,764

MarketBeta® Russell 1000 Value Equity ETF(a)	569,531,091	117,793,035

MarketBeta® U.S. Equity ETF	1,147,793,900	243,034,244

(a)	Commenced operations on November 28, 2023.

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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Notes to Financial Statements (continued) August 31, 2024

8. SECURITIES LENDING (continued)

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2024, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2024:

Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024

MarketBeta® Emerging Markets Equity ETF	$104,477	$4,124,731	$(3,794,804)	$434,404

MarketBeta® International Equity ETF	1,807,609	95,643,273	(86,898,115)	10,552,767

MarketBeta® Russell 1000 Growth Equity ETF*	—	688,447	(672,908)	15,539

MarketBeta® Russell 1000 Value Equity ETF*	—	3,566,751	(3,417,303)	149,448

MarketBeta® U.S. Equity ETF	605,811	11,932,074	(12,434,810)	103,075

*	Commenced operations on November 28, 2023

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF(a)	MarketBeta® Russell 1000 Value Equity ETF(a)	MarketBeta® U.S. Equity ETF

Distributions paid from:

Ordinary Income	$ 563,858	$ 17,490,447	$ 1,581,591	$ 4,456,262	$ 22,458,896

The tax character of distributions paid during the fiscal year ended August 31, 2023 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF			MarketBeta® U.S. Equity ETF

Distributions paid from:

Ordinary Income	$ 708,842	$ 10,832,595	$ —	$ —	$ 12,492,359

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9. TAX INFORMATION (continued)

As of August 31, 2024, the components of accumulated earnings (losses) on a tax-basis were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® Russell 1000 Growth Equity ETF(a)	MarketBeta® Russell 1000 Value Equity ETF(a)	MarketBeta® U.S. Equity ETF

Undistributed ordinary income — net	$2,441,815	$4,476,755	$292,012	$1,784,888	$4,908,421

Total undistributed earnings	$2,441,815	$4,476,755	$292,012	$1,784,888	$4,908,421

Capital loss carryforwards:

Perpetual Short-Term	(854,082)	(2,147,499)	—	—	(2,142,990)

Perpetual Long-Term	(921,414)	(3,644,902)	—	—	(4,380,496)

Total capital loss carryforwards	(1,775,496)	(5,792,401)	—	—	(6,523,486)

Timing differences — (Qualified Late Year Ordinary Loss Deferral and Post-October Capital Loss Deferral)	(757,044)	(6,978,770)	(630,788)	(4,364,301)	(6,539,222)

Miscellaneous adjustment	(138,117)	—	—	—	—

Unrealized gains (losses) — net	13,858,549	121,323,896	25,090,798	54,529,209	481,721,075

Total accumulated earnings (losses) — net	$13,629,707	$113,029,480	$24,752,022	$51,949,796	$473,566,788

(a)	Commenced operations on November 28, 2023.

  As of August 31, 2024, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	`MarketBeta® Russell 1000 Growth Equity ETF(a)	MarketBeta® Russell 1000 Value Equity ETF(a)

Tax Cost	$103,001,073	$775,568,104	$265,130,514	$458,913,901

Gross unrealized gain	21,855,515	158,973,094	32,897,030	65,654,768

Gross unrealized loss	(7,996,966)	(37,649,198)	(7,806,232)	(11,125,559)

Net unrealized gain (loss)	$13,858,549	$121,323,896	$25,090,798	$54,529,209

(a)	Commenced operations on November 28, 2023.

MarketBeta® U.S. Equity ETF

Tax Cost	$1,897,304,283

Gross unrealized gain	534,738,990

Gross unrealized loss	(53,017,915)

Net unrealized gain (loss)	$481,721,075

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, differences in the tax treatment of partnership investments, passive foreign investment company investments and underlying fund investments.

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Notes to Financial Statements (continued) August 31, 2024

9. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid in Capital		Total Distributable Earnings

Goldman Sachs MarketBeta® Emerging Markets Equity ETF	$(90	) $	90

Goldman Sachs MarketBeta® International Equity ETF	30,720,335		(30,720,335)

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF	44,983,769		(44,983,769)

Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	9,949,960		(9,949,960)

Goldman Sachs MarketBeta® U.S. Equity ETF	98,662,108		(98,662,108)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index (or a Reference Index, if applicable), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter

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10. OTHER RISKS ( continued )

sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Index Risk — Solactive AG and FTSE Russell (the “Index Providers”) constructs each applicable Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Providers may utilize third party data in constructing each respective Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. Furthermore, Solactive AG, the index provider for Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF, and FTSE Russell, the index provider for Goldman Sachs MarketBeta® Russell 1000 Growth ETF and Goldman Sachs MarketBeta® Russell 1000 Value ETF may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund,

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Notes to Financial Statements (continued) August 31, 2024

10. OTHER RISKS ( continued )

including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Cboe BZX Exchange, Inc. or NYSE Arca, Inc., as applicable, and may, therefore, have a material upward or downward effect on the market price of the Shares.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Mid-Cap Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

104

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF, Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF, Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the Funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights

Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® U.S. Equity ETF	For the year ended August 31, 2024	For the two years ended August 31, 2024	For each of the periods indicated therein

Goldman Sachs MarketBeta® Russell 1000 Growth Equity ETF and Goldman Sachs MarketBeta® Russell 1000 Value Equity ETF	For the period November 28, 2023 (commencement of operations) through August 31, 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Russell 1000 Growth Equity ETF, Goldman Sachs MarketBeta Russell 1000 Value Equity ETF and Goldman Sachs MarketBeta U.S. Equity ETF (each, a “Fund” and together, the “Funds”) are investment portfolios of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to (i) the performance of similar exchange-traded funds (“ETFs”), as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), (ii) its underlying index; and (iii) information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)

with respect to the extensive (in the case of MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF) investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	the undertaking of the Investment Adviser to implement a fee waiver;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays each Fund’s ordinary operating expenses, excluding payments under each Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Funds are passively-managed ETFs that seek to track indices developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund (except MarketBeta Russell 1000 Growth Equity ETF and MarketBeta Russell 1000 Value Equity ETF) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2023, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on each Fund’s investment performance was provided for the one- and three-year periods ending on the applicable dates. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing each Fund’s performance to that of its respective index. The Trustees observed that each Fund’s investment performance was consistent with the investment objective of tracking its respective index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and non-advisory services that were directed to the needs and operations of the Funds as ETFs.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Funds’ fee rates and expense ratios to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds. They noted that the MarketBeta Russell 1000 Growth Equity ETF and MarketBeta Russell 1000 Value Equity ETF had launched on November 28, 2023 and did not yet have a meaningful performance history.

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund. In addition, the Trustees considered the Investment Adviser’s undertakings to implement a management fee waiver for each Fund. The Trustees noted that license fees would be payable by the Investment Adviser to Solactive AG for the use of its indices.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency, and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2023 and (in the case of MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF) 2022, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, do not have management fee breakpoints. They considered information previously provided regarding each Fund’s fee structure, the amount of assets in each Fund, each Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, and information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) fees earned by the Investment Adviser for managing the funds in which the Funds’ (MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and MarketBeta U.S. Equity ETF) securities lending cash collateral is invested; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (f) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (g) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

108

GOLDMAN SACHS MARKETBETA® ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary fee paid by each Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2025.

109

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GOLDMAN SACHS MARKETBETA® ETFS

Goldman Sachs MarketBeta ETFs - Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2024, the total amount of income received by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF from sources within foreign countries and possessions of the United States was $0.3799 and $0.7792 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF was 86.44% and 86.32%, respectively. The total amount of taxes paid by the MarketBeta Emerging Markets Equity ETF and the MarketBeta International Equity ETF to foreign countries was $0.0682 and $0.0862 per share, respectively.

For the year ended August 31, 2024, 4.64% of the dividends paid from net investment company taxable income by the MarketBeta U.S. Equity ETF qualify as section 199A dividends.

For the fiscal year ended August 31, 2024, 40.36%, 80.93% and 92.70% of the dividends paid from net investment company taxable income by the MarketBeta Emerging Markets Equity ETF, MarketBeta International Equity ETF and the MarketBeta U.S. Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2024, 94.60%, 93.07% and 100% of the dividends paid from net investment company taxable income by the MarketBeta U.S. Equity ETF, MarketBeta Russell 1000 Value Equity ETF and Marketbeta Russell 1000 Growth Equity ETF qualify for the dividends received deduction available to corporations.

111

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 © 2024 Goldman Sachs. All rights reserved. MCEQWGETFAR-24

Goldman Sachs Funds Annual Financial Statements August 31, 2024 Goldman Sachs Municipal Income ETFs Goldman Sachs Community Municipal Bond ETF (GMUN) Goldman Sachs Dynamic California Municipal Income ETF (GCAL) Goldman Sachs Dynamic New York Municipal Income ETF (GMNY) Goldman Sachs Municipal Income ETF (GMUB) Goldman Sachs Ultra Short Municipal Income ETF (GUMI)

Goldman Sachs Municipal Income ETFs

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 97.9%

Alabama – 1.6%
Alabama Public School and College Authority Tax Exempt Capital Improvement and RB, Series 2020-A (Aa1/AA)
$30,000	5.000%		11/01/2026	$31,577
30,000	5.000		11/01/2034	33,631
30,000	5.000		11/01/2035	33,566
25,000	4.000		11/01/2036	25,583
Alabama Public School and College Authority Tax Exempt Capital Improvement and RB, Series 2020-A (Aa1/AA)
30,000	5.000		11/01/2031	33,919

				158,276

Arizona – 1.0%
Arizona Board of Regents University of Arizona System Revenue Refunding Bonds Series 2016 (Aa2/AA-)
50,000	3.000		06/01/2035	46,790
Arizona Board of Regents, University of Arizona System Revenue Refunding Bonds Series 2016 (Aa2/AA-)
30,000	3.000		06/01/2034	28,357
City of Mesa Utility Systems Revenue Refunding Bonds Series 2019C (Aa2/AA-)
20,000	5.000		07/01/2034	21,891

				97,038

Arkansas – 0.3%
City of Fort Smith Water and Sewer Refunding and Construction RB Series 2018 (NR/A)
30,000	5.000		10/01/2030	32,319

California – 19.1%
Anaheim Lease RB Anaheim Public Improvement Project 1997 (AGM) (A1/AA)
50,000	0.000	(a)	09/01/2032	39,263
California Educational Facilities Authority Stanford University RB Series U-2 (Aaa/AAA)
40,000	5.000		10/01/2032	47,568
California Health Facilities Financing Authority RB Adventist Health System/West Series 2013A (NR/BBB+)
50,000	4.000		03/01/2033	50,001
California Health Facilities Financing Authority, Refunding RB (Cedars-Sinai Medical Center) Series 2015 (Aa3/NR)
30,000	3.500		11/15/2034	30,008
California Infrastructure and Economic Development Bank California Clean Water and Drinking Water State Revolving Fund RB Series 2024 (Aaa/AAA)
30,000	5.000		10/01/2033	36,026
40,000	5.000		10/01/2035	47,706
California Infrastructure and Economic Development Bank Lease RB (California State Teachers Retirement System Headquarters Expansion) Green Bond Series 2019 (A1/A+)
30,000	5.000		08/01/2035	32,877
City of Los Angeles Department of Water and Power Water System RB 2017 Series A (Aa2/AA+)
30,000	5.000		07/01/2033	31,378
County of Santa Clara GO Bonds (Election of 2008) 2013 Series B3 (NR/AAA)
50,000	3.250		08/01/2035	47,545
Department of Water and Power of the City of Los Angeles RB Series 2018 D (Aa2/AA-)
35,000	5.000		07/01/2031	37,939

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Department of Water and Power of the City of Los Angeles RB Series 2018 D (Aa2/AA-) – (continued)
$50,000	5.000%		07/01/2033	$59,702
30,000	5.000		07/01/2034	32,166
Infrastructure and Economic Development Bank, California Clean Water and Drinking Water State Revolving Fund RB Breen Bond Series 2023 (Aaa/AAA)
30,000	5.000		10/01/2028	33,237
Los Angeles County Metropolitan Transportation Authority Measure R Senior Sales Tax RB 2021-A (Aa1/AAA)
30,000	5.000		06/01/2029	33,778
Los Angeles County Metropolitan Transportation Authority Measure R Senior Sales Tax RB Series 2021-A (Aa1/AAA)
40,000	4.000		06/01/2034	43,279
Los Angeles County Public Works Financing Authority Lease RB 2021 Series F Green Bonds (Aa2/AA+)
30,000	5.000		12/01/2034	34,579
Los Angeles Unified School District 2019 GO Refunding Bond Series A (Aa2/NR)
40,000	3.000		01/01/2034	38,623
Los Rios Community College District Sacramento County California GO Bonds 2008 Election Series B (Aa2/AA+)
40,000	4.125		08/01/2035	40,007
Metropolitan Water District of Southern California Subordinate Water Revenue Refunding Bonds, 2020 Series A (NR/AA+)
30,000	4.000		07/01/2029	32,175
San Bernadino Community College District, San Bernardino and Riverside Counties Election of 2002 GO Bonds Series D (Aa1/AA)
50,000	0.000	(a)	08/01/2032	39,846
San Diego Unified School District 2015 GO Refunding Bonds Dedicated Unlimited Ad Valorem Property Tax Bonds Series R-4 (Aa2/AA-)
40,000	5.000		07/01/2025	40,836
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (Aa2/AA-)
50,000	0.000	(a)	07/01/2031	40,905
San Francisco Bay Area Rapid Transit District GO Bonds Election of 2016 2017 Series A-1 Green Bonds (Aaa/A+)
30,000	5.000		08/01/2031	31,807
25,000	4.000		08/01/2036	25,366
San Francisco Bay Area Rapid Transit District Sales Tax Revenue Bonds 2015 Refunding Series A (NR/AA+)
30,000	5.000		07/01/2027	30,566
San Francisco Unified School District California GO Bonds Proposition A Election of 2006 Series F 2015 and Proposition A Election of 2011 Series C 2015 (A1/AA-)
40,000	3.500		06/15/2035	39,518
San Jose Evergreen California Community College District GO Bonds Election of 2004 B (AGM) (Aa1/AA+)
50,000	0.000	(a)	09/01/2031	40,605
Santa Clara Unified School District Election of 2014 GO Bonds Series 2019 (Aaa/AAA)
30,000	3.000		07/01/2033	29,144
Southern California Public Power Authority and Transmission System Renewal Project RB 2023-1 (Aa2/NR)
50,000	5.000		07/01/2034	59,283

The accompanying notes are an integral part of these financial statements.	3

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
State of California Department of Water Resources and Water System Central Valley Project RB Series AX (Aa1/AAA)
$35,000	5.000%		12/01/2030	$37,670
State of California GO Various Purpose Bonds (Aa2/AA-)
30,000	5.000		03/01/2030	33,701
70,000	5.000		11/01/2031	78,423
30,000	5.000		03/01/2032	33,451
30,000	5.000		11/01/2032	32,426
30,000	5.000		03/01/2034	33,264
State of California GO Various Purpose Refunding Bonds (Aa2/ AA-)
30,000	5.000		11/01/2030	32,054
50,000	5.000		11/01/2032	58,129
40,000	4.000		11/01/2034	40,840
State of California Tax Exempt Various Purpose GO Refunding Bonds (Aa2/AA-)
50,000	5.000		09/01/2028	51,120
20,000	5.000		10/01/2028	21,937
State of California Tax Exempt Various Purpose GO Refunding Bonds Bid Group B (Aa2/AA-)
70,000	3.375		09/01/2033	69,875
State of California Various Purpose GO Bonds (Green Bonds) (Aa2/AA-)
40,000	3.750		10/01/2037	40,001
State Public Works Board of the State of California Lease Revenue Refunding Bonds 2015 Series G (Aa3/A+)
20,000	5.000		05/01/2025	20,306
The Regents of The University of California General RB Series 2024 BV (Aa2/AA)
40,000	5.000		05/15/2036	47,228
The Regents of the University of California General Revenue Bonds 2017 Series AY (Aa2/AA)
30,000	5.000		05/15/2032	31,783
The Regents of the University of California General Revenue Bonds 2017 Series Bv (Aa2/AA)
50,000	5.000		05/15/2033	59,080
The Regents of the University of California Limited Project RB 2022 Series S Forward Delivery (Aa3/AA-)
25,000	5.000		05/15/2031	28,769
WM S Hart High School District GO Bonds Election 2001 2005 B (AGM) (Aa2/AA)
30,000	0.000	(a)	09/01/2029	26,165

				1,901,955

Colorado – 1.6%
Colorado Health Facilities Authority Hospital RB Series 2015 (NR/A-)
30,000	5.000		01/15/2035	30,615
Colorado Health Facilities Authority RB for Commonspirit Health Series 2024A (A3/A-)
50,000	5.000		12/01/2034	57,111
Colorado Health Facilities Authority RB Series 2019A (NR/A+)
30,000	5.000		11/01/2034	32,508
State of Colorado Higher Education Capital Construction Lease Purchase Financing program Certificates of Participation Series 2014 A (Aa2/AA-)
40,000	5.000		11/01/2025	41,108

				161,342

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Connecticut – 2.0%
Connecticut State Health & Educational Facilities Authority RB Quinnipiac University Issue Series L (A3/A-)
$25,000	5.000%	07/01/2032	$25,296
State of Connecticut GO Bonds (Aa3/AA-)
30,000	5.000	11/15/2030	30,684
30,000	5.000	11/15/2032	30,601
State of Connecticut GO Bonds 2015 Series A (Aa3/AA-)
20,000	4.000	03/15/2032	20,060
State of Connecticut GO Refunding Bonds Series 2016 B (Aa3/AA-)
30,000	5.000	05/15/2027	31,178
State of Connecticut Tax Exempt GO Bonds 2018 Series E (Aa3/AA-)
30,000	5.000	09/15/2034	32,219
State of Connecticut Tax Exempt GO Bonds Series 2018 E (Aa3/AA-)
30,000	5.000	09/15/2025	30,751

			200,789

Delaware – 0.3%
The State of Delaware GO Refunding Bonds Series 2017A (Aaa/AAA)
27,000	5.000	01/01/2028	29,242

District of Columbia – 1.9%
District of Columbia Hospital RB Refunding Children’s Hospital Obligated Group Issue Series 2015 (A1/NR)
30,000	5.000	07/15/2031	30,694
District of Columbia Washington D.C. GO Bonds Series 2015B (Aaa/AA+)
20,000	5.000	06/01/2026	20,369
District of Columbia Washington D.C. GO Bonds Series 2017D (Aaa/AA+)
40,000	4.000	06/01/2033	40,955
District of Columbia Washington D.C. GO Bonds Series 2021D (Aaa/AA+)
30,000	5.000	02/01/2029	33,102
District of Columbia Washington D.C. Income Tax Secured RB Series 2019A Tax Exempt (Aa1/AAA)
30,000	5.000	03/01/2028	32,507
30,000	5.000	03/01/2030	33,326

			190,953

Florida – 4.5%
City of Cape Coral Fl Water and Sewer Refunding RB Series 2017 (A1/A+)
20,000	5.000	10/01/2032	20,993
City of Jacksonville Transportation RB Refunding Series 2015 (Aa3/AA-)
30,000	3.000	10/01/2031	29,539
City of Jacksonville Transportation Refunding RB Series 2015 (Aa3/AA-)
30,000	5.000	10/01/2027	30,666
City of Lakeland Energy System Refunding RB Series 2016 (Aa3/AA)
40,000	2.500	10/01/2027	39,094

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Florida Housing Finance Corporation Homeowner Mortgage RB 2021 Series 1 Non-AMT (Social Bonds) (GNMA/FNMA/ FHLMC) (Aaa/NR)
$30,000	1.800%		07/01/2036	$22,407
Florida State Board of Education Public Education Capital Outlay Refunding Bonds 2019 Series C (Aaa/AAA)
30,000	5.000		06/01/2031	32,988
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017A AMT of The City of Orlando Florida (A1/AA-)
20,000	5.000	(b)	10/01/2029	21,150
JEA Water and Sewer System RB 2017 Series A (Aa2/AA+)
35,000	5.000		10/01/2025	35,907
Miami-Dade County Water and Sewer System Revenue Refunding Bonds Series 2017B (Aa3/AA)
30,000	5.000		10/01/2032	30,666
Orlando Utilities Commission Utility System RB Series 2018A (Aa2/AA)
30,000	5.000		10/01/2032	31,879
Reedy Creek Improvement District Florida Ad Valorem Tax Bonds Series 2017A (Aa3/AA-)
20,000	5.000		06/01/2030	21,038
Seminole County Water and Sewer Refunding RB Series 2015 A (Aa2/AA+)
30,000	4.000		10/01/2030	30,263
State of Florida Full Faith and Credit State Board of Education Public Education Capital Outlay Refunding Bonds 2022 Series B Forward Delivery (Aaa/AAA)
30,000	5.000		06/01/2028	32,711
Tampa Bay Water, Florida Utility System Revenue Refunding & Improvement Revenue Bonds 2001 A (NATL) (Aa1/AA+)
30,000	6.000		10/01/2029	34,936
The School Board of Miami-Dade County Florida Certificates of Participation Series 2015D (A1/A+)
35,000	4.000		02/01/2032	35,505

				449,742

Georgia – 1.1%
City of Atlanta Airport Passenger Facility Charge and Subordinate Lien General RB Series 2023E (Aa3/NR)
40,000	5.000		07/01/2034	44,300
Forsyth County School District Georgia GO Bonds Series 2020 (Aaa/AAA)
30,000	5.000		02/01/2030	33,852
Harris County Flood Control District Improvement Refunding Bonds Series 2015A (Aaa/AAA)
35,000	4.000		02/01/2033	35,086

				113,238

Hawaii – 2.9%
City and County of Honolulu GO Bonds Series 2017D Tax-Exempt Refunding Bonds (Aa2/NR)
30,000	5.000		09/01/2032	31,813
City and County of Honolulu GO Bonds Series 2018A Tax Exempt (Aa2/NR)
30,000	5.000		09/01/2029	32,714
City and County of Honolulu GO Bonds Series 2022A Tax Exempt Forward Refunding (Aa2/NR)
30,000	5.000		11/01/2027	32,285

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Hawaii – (continued)
City and County of Honolulu GO Bonds Series C (Aa2/NR)
$30,000	4.000%		10/01/2033	$30,194
City and County of Honolulu GO Tax Exempt Refunding Bonds Series 2017D (Aa2/NR)
30,000	5.000		09/01/2033	31,795
City and County of Honolulu Transit Improvements GO Series E (Aa2/NR)
30,000	5.000		03/01/2029	33,090
State of Hawaii GO Bonds of 2018 Series FT (Aa2/AA+)
30,000	5.000		01/01/2034	31,892
State of Hawaii GO Bonds Series 2017 FK (Aa2/AA+)
30,000	5.000		05/01/2033	31,707
State of Hawaii GO Refunding Bonds of 2017 Series FN (Aa2/ AA+)
30,000	5.000		10/01/2029	32,060

				287,550

Illinois – 3.6%
Illinois Community College District No. 512 GO Bonds Series 2020 (Aaa/NR)
40,000	4.000		12/15/2029	41,643
Illinois Finance Authority RB for The University of Chicago, Series 2021A (Forward Delivery) (Aa2/AA-)
20,000	5.000		10/01/2032	23,070
Illinois Finance Authority RB Rush University Medical Center Obligated Group Series 2015A (A1/A+)
30,000	5.000		11/15/2029	30,349
30,000	5.000		11/15/2034	30,289
Illinois St GO Bonds October 2020 B (A3/A-)
40,000	4.000		10/01/2032	40,769
20,000	4.000		10/01/2034	20,174
Regional Transportation Authority GO Bonds 2004A (AGM) (Aa3/AA)
30,000	5.750		06/01/2029	33,172
Sales Tax Securitization Corp. Sales Tax Securitization Bonds Series 2023A Social Bonds (NR/AA-)
20,000	3.000		01/01/2027	19,848
State of Illinois GO Bonds Series December 2017B (A3/A-)
35,000	5.000		12/01/2025	35,853
State of Illinois GO Bonds Series November 2019A (A3/A-)
30,000	5.000		11/01/2026	31,292
State of Illinois GO Bonds, Series May 2023B (A3/A-)
50,000	5.000		05/01/2034	55,675

				362,134

Indiana – 0.4%
Indiana Revenues Special Program Carmel Jr Waterworks Project Series 2008 B (AGM) (A1/AA)
30,000	0.000	(a)	06/01/2031	24,508
The Trustees of Indiana University Indiana University Consolidated RB Series 2015A (Aaa/AAA)
20,000	5.000		06/01/2026	20,326

				44,834

Iowa – 1.0%
Board of Regents State of Iowa Hospital Revenue Refunding Bonds Series S.U.I. 2022C University of Iowa Hospitals and Clinics (Aa2/AA)
30,000	5.000		09/01/2028	32,635

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Iowa – (continued)
Iowa Finance Authority State Revolving Fund RB Series 2017 Green Bonds (Aaa/AAA)
$30,000	5.000%		08/01/2027	$32,144
30,000	5.000		08/01/2030	31,801

				96,580

Kentucky – 0.3%
Kentucky Municipal Power Agency Power System Revenue Refunding Bonds for Prairie State Project Series 2015A (NATL) (Baa1/NR)
30,000	5.000		09/01/2025	30,542

Louisiana – 0.8%
City of New Orleans GO Refunding Bonds Series 2022 (A2/A+)
30,000	5.000		12/01/2025	30,743
City of Shreveport, Louisiana Water & Sewer RB Junior Lien Series 2018C (BAM) (Baa2/AA)
20,000	5.000		12/01/2026	20,886
Louisiana Public Facilities Authority RB for Ochsner Clinic Foundation Project Series 2002B (Aaa/NR)
30,000	5.500	(b)	05/15/2027	31,050

				82,679

Maryland – 2.0%
Montgomery County GO Consolidated Public Improvement Bonds Series 2020 A (Aaa/AAA)
30,000	4.000		08/01/2031	31,946
State of Maryland GO Bonds State and Local Facilities Loan of 2019 First Series Tax Exempt Bonds Bidding Group 1 (Aaa/ AAA)
30,000	5.000		03/15/2027	31,880
State of Maryland GO Bonds State and Local Facilities Loan of 2020 Second Series A Tax Exempt Bonds Bidding Group 2 (Aaa/AAA)
30,000	5.000		08/01/2032	33,743
State of Maryland GO Bonds State and Local Facilities Loan of 2020 Second Series A Tax Exempt Bonds Second Series A Bidding Group 1 Bonds (Aaa/AAA)
30,000	5.000		08/01/2028	32,874
35,000	5.000		08/01/2030	39,765
Washington Suburban Sanitary District Maryland Consolidated Public Improvement Refunding Bonds of 2020 Montgomery and Prince George’s Counties Maryland (CNTY GTD) (Aaa/ AAA)
30,000	5.000		06/01/2030	34,014

				204,222

Massachusetts – 3.8%
Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2019 Series F (Aa1/AA+)
55,000	5.000		05/01/2029	61,193
Commonwealth of Massachusetts GO Refunding Bonds 2018 Series C (Aa1/AA+)
20,000	5.000		09/01/2032	23,342
Massachusetts Bay Transn Authority Mass Sales Tax Revenue Sen Sales Tax Bonds A-1 (Aa2/AA+)
40,000	5.250		07/01/2034	48,678
Massachusetts Bay Transportation Authority RB Series 2005 A (Aa2/AA+)
30,000	5.000		07/01/2025	30,607

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Massachusetts – (continued)
Massachusetts Development Finance Agency RB, Northeastern University Issue, Series 2022 (A1/NR)
$40,000	5.000%		10/01/2035	$45,901
Massachusetts Water Resources Authority General Revenue Refunding Green Bonds 2024 Series C (Aa1/AA+)
40,000	5.000		08/01/2034	48,021
School Building Authority Senior Dedicated Sales Tax Refunding Bonds Series 2015 C (Aa2/AA+)
30,000	5.000		08/15/2025	30,687
The Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2015 Series D (Aa1/AA+)
50,000	3.000		09/01/2032	48,660
The Commonwealth of Massachusetts GO Bonds Consolidated Loan of 2018, Series B (Aa1/AA+)
40,000	5.000		01/01/2027	42,302

				379,391

Michigan – 0.7%
Michigan State Housing Development Authority Rental Housing RB 2019 Series A-1 Non-AMT (NR/AA+)
35,000	2.875		10/01/2034	31,750
State of Michigan GO Environmental Program and Refunding Bonds Series 2017A Tax Exempt (Aa1/AA)
35,000	5.000		05/01/2026	36,425

				68,175

Minnesota – 0.4%
State of Minnesota GO State Various Purpose Bonds Series 2018A (Aaa/AAA)
40,000	5.000		08/01/2031	43,532

Mississippi – 0.5%

Mississippi Development Bank Special Obligation Bonds Series 2015A Jackson Public School District GO Refunding Bond Project Series 2015B Jackson Public School District Limited Tax Refunding Note Project (NR/A+)

20,000	5.000		04/01/2026	20,678
State of Mississippi Tax Exempt GO Bonds Series 2015A (Aa2/ AA)
30,000	4.000	(b)	10/01/2033	30,422

				51,100

Missouri – 0.6%
Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds for Plum Point Project Series 2014A (A3/A-)
30,000	5.000		01/01/2026	30,205
Missouri Joint Municipal Electric Utility Commission Power Project RB Refunding Bonds for Prairie State Project Series 2015A (A2/NR)
30,000	5.000		12/01/2030	30,368

				60,573

Montana – 0.5%
City of Forsyth Rosebud County Montana Pollution Control Revenue Refunding Bonds Puget Sound Energy Project Series 2013A Non-AMT (NR/A-)
50,000	3.900	(c)	03/01/2031	49,759

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Nebraska – 0.2%
The University of Nebraska Facilities Corp. Facilities Bonds Series 2018 (Aa1/AA)
$20,000	5.000%		07/15/2026	$20,880

Nevada – 1.5%
Clark County Nevada GO Limited Tax Detention Center Bonds Additionally Secured By Pledged Revenues Series 2019 (Aa1/AAA)
30,000	5.000		06/01/2031	32,988
Clark County School District GO Limited Tax Building and Refunding Bonds Series 2017C (A1/AA-)
30,000	5.000		06/15/2026	31,239
30,000	5.000		06/15/2027	31,965
30,000	5.000		06/15/2029	32,032
Clark County School District Nevada GO Limited Tax School Bonds Additionally Secured By Pledged Revenues Series 2015D (A1/AA-)
25,000	4.000		06/15/2032	25,208

				153,432

New Jersey – 3.0%
Higher Education Student Assistance Authority Senior Student Loan Revenue Refunding Bonds Series 2018B (Aaa/AA)
30,000	5.000		12/01/2027	31,472
New Jersey Economic Development Authority School Facilities Construction Bonds Series 2015 WW (A2/A-)
30,000	4.625	(b)	06/15/2032	30,489
New Jersey Health Care Facilities Financing Authority RB Valley Health System Obligated Group Series 2019 (NR/A)
30,000	5.000		07/01/2032	32,477
New Jersey State Transportation Authority System Bonds Series 2006C (AMBAC) (A2/A-)
25,000	0.000	(a)	12/15/2028	21,814
New Jersey State Transportation Authority System Bonds Series 2006C (AGM) (A1/AA)
20,000	0.000	(a)	12/15/2029	16,945
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A2/A-)
20,000	0.000	(a)	12/15/2031	15,622
30,000	0.000	(a)	12/15/2034	20,786
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL) (A2/A-)
40,000	0.000	(a)	12/15/2027	36,066
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (A2/A-)
40,000	0.000	(a)	12/15/2033	28,909
New Jersey Transportation Trust Fund Authority Tax Exempt RB for Transportation System Bonds Series 2019 A (A2/A-)
30,000	5.000		12/15/2025	30,858
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2018 Series A (A2/A-)
30,000	5.000		12/15/2029	32,652

				298,090

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New Mexico – 0.7%
Albuquerque Bernalillo County Water Utility Authority Senior Lien Joint Water And Sewer System Refunding and Improvement RB (Aa2/AA+)
$30,000	5.000%		07/01/2025	$30,582
New Mexico Hospital Equipment Loan Council Hospital System RB Presbyterian Healthcare Services Series 2015A (Aa3/AA-)
40,000	5.000	(b)	08/01/2031	40,853

				71,435

New York – 15.5%
Dormitory Authority of The State of New York New York Personal Income Tax RB General Purpose Series 2020A Bidding Group 2 Bonds Tax Exempt (Aa1/NR)
30,000	5.000		03/15/2032	33,706
Dormitory Authority of The State of New York New York State Personal Income Tax RB General Purpose Series 2020A Bidding Group 2 Bonds Tax Exempt (Aa1/NR)
30,000	5.000		03/15/2031	33,804
50,000	4.000		03/15/2034	52,179
Dormitory Authority of The State Of New York New York State Personal Income Tax RB General Purpose Series 2020A Bidding Group 2 Bonds Tax Exempt (Aa1/NR)
30,000	5.000		03/15/2033	33,617
Dormitory Authority of The State of New York New York University RB Series 2015A (Aa2/AA-)
40,000	2.800		07/01/2027	40,053
Dormitory Authority of The State of New York School Districts RB Financing Program RB Series 2017B (AGM ST INTERCEPT) (Aa3/AA)
30,000	5.000		10/01/2028	31,999
30,000	5.000		10/01/2032	31,707
Dormitory Authority of The State of New York State Sales Tax RB Series 2018A (Aa1/AA+)
30,000	5.000		03/15/2028	32,576
Hudson Yards Infrastructure Corp. Hudson Yards RB Fiscal 2022 Series A Green Bonds (Aa2/AA)
20,000	5.000		02/15/2032	23,351
Hudson Yards Infrastructure Corporation Revenue Bonds Fiscal Green Bonds Series 2022 A (Aa2/AA)
30,000	4.000		02/15/2038	31,137
Long Island Power Authority Electric System RB Series C (AGC) (A2/AA)
30,000	5.250		09/01/2029	33,371
Metropolitan Transportation Authority Dedicated Tax Fund Refunding Green Bonds Subseries 2017B-2 (NR/AA)
25,000	3.125		11/15/2033	24,336
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (A3/A-)
30,000	5.000		11/15/2029	33,127
30,000	5.000		11/15/2033	33,148
Metropolitan Transportation Authority Revenue Refunding Bonds Series 2015C (A3/A-)
30,000	5.250		11/15/2029	30,771
Metropolitan Transportation Authority Revenue Refunding for Climate Bond Certified Series 2017B (A3/A-)
30,000	5.000		11/15/2027	32,040
Metropolitan Transportation Authority Revenue Refunding for Climate Bond Certified Series 2017C-1 (A3/A-)
30,000	5.000		11/15/2025	30,793

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds Series 2017C-1 (A3/A-)
$30,000	5.000%		11/15/2027	$32,040
35,000	5.000		11/15/2034	37,297
30,000	3.250		11/15/2036	27,254
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds, Series 2017C-2, Capital Appreciation Bonds, Climate Bond Certified (A3/A-)
30,000	0.000	(a)	11/15/2033	21,419
New York City GO Bonds Fiscal 2019 Series A (Aa2/AA)
30,000	5.000		08/01/2025	30,656
New York City Housing Development Corp. Multi-Family Housing RB 2017 Series G-1 Sustainable Neighborhood Bonds (Aa2/ AA+)
30,000	3.450		11/01/2037	28,213
New York City Municipal Water Finance Authority Water & Sewer System Second General Resolution RB Fiscal Series 2015 FF (Aa1/AA+)
30,000	5.000		06/15/2032	30,471
New York City Transitional Finance Authority Building Aid RB Fiscal 2015 Series S-1 (ST AID WITHHLDG) (Aa2/AA)
30,000	5.000		07/15/2029	30,243
New York City Transitional Finance Authority Building Aid RB Fiscal 2023 Series S-1 Subseries S-1A Tax Exempt Bonds (ST AID WITHHLDG) (Aa2/AA)
40,000	5.000		07/15/2030	45,227
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2001 Series C (Aa1/AAA)
30,000	5.000		02/01/2030	33,546
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2010 Subseries G-5 (Aa1/AAA)
30,000	5.000		05/01/2030	33,667
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2019 Series A Subseries A-1 (Aa1/AAA)
30,000	5.000		08/01/2034	32,071
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2021 Series D Subseries D-1 Tax Exempt Bonds (Aa1/AAA)
30,000	5.000		11/01/2034	33,505
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2022 Series A Subseries A-1 Tax Exempt Bonds (Aa1/AAA)
30,000	5.000		11/01/2027	32,333
30,000	5.000		11/01/2028	33,060
25,000	5.000		11/01/2034	28,345
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2022 Series C Subseries C-1 Tax Exempt (Aa1/AAA)
20,000	5.000		02/01/2035	22,639
New York City Transitional Finance Authority Future Tax Secured Tax Exempt Subordinate Bonds Fiscal 2016 Series C (Aa1/ AAA)
20,000	5.000		11/01/2027	20,484
New York Convention Center Development Corp. RB for New York City Hotel Unit Fee Revenue Series 2015 (A2/NR)
30,000	3.500		11/15/2034	29,582

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York Convention Center Development Corp. RB for New York City Hotel Unit Fee Revenue Series 2015 (A2/NR)
$30,000	5.000%		11/15/2032	$30,602
New York State Dormitory Authority RB for Memorial Sloan- Kettering Cancer Center (NATL) (WR/NR)
50,000	0.000	(a)	07/01/2027	45,906

New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revolving Funds RB New York City Municipal Water Finance Authority Projects – Second Resolution Bonds Series 2017 E Subordinated Srf Bonds (Aaa/ AAA)

20,000	5.000		06/15/2030	21,165
State of New York Mortgage Agency Homeowner Mortgage RB Series 225 (NON-AMT) (Aa1/NR)
60,000	2.000		10/01/2035	48,345
The City of New York GO Bonds Fiscal 2013 Series E (Aa2/AA)
35,000	3.000		08/01/2033	33,399
The City of New York GO Bonds Fiscal 2018 Series 1 (Aa2/AA)
30,000	5.000		08/01/2025	30,656
30,000	5.000		08/01/2026	31,416
30,000	5.000		08/01/2031	31,642
The City of New York GO Bonds Fiscal 2019 Series A (Aa2/AA)
30,000	5.000		08/01/2026	31,416
The City of New York GO Bonds Fiscal 2021 Series C (Aa2/AA)
30,000	5.000		08/01/2030	33,873
30,000	5.000		08/01/2034	33,326
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Senior Lien Refunding Green Bonds Series 2023A Climate Bond Certified (NR/AA+)
30,000	5.000		11/15/2029	33,579

				1,549,092

North Carolina – 0.8%
County of Wake Limited Obligation Bonds Series 2021 (Aa1/AA+)
30,000	4.000		03/01/2034	31,728
North Carolina Medical Care Commission Health Care Facilities RB Vidant Health Series 2015 (A2/A)
50,000	4.000		06/01/2034	50,153

				81,881

North Dakota – 0.7%
North Dakota Public Finance Authority Revolving Fund Program Bonds Series 2022A (Aaa/AAA)
30,000	5.000		10/01/2031	34,521
State of North Dakota North Dakota Housing Finance Agency Housing Finance Program Bonds Home Mortgage Finance Program 2021 Series B (Aa1/NR)
40,000	2.300		07/01/2036	32,881

				67,402

Ohio – 2.8%
American Municipal Power Inc. Prairie State Energy Campus Project RB Refunding Series 2019C (A1/A)
30,000	5.000		02/15/2033	32,791
City of Columbus Sewerage System RB Refunding Series 2015 (Aa1/AA)
30,000	5.000		06/01/2030	31,084
County of Ohio Hospital Facilities RB for Mercy Health Series 2017A (A2/A+)
40,000	5.000		08/01/2028	42,879

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Ohio – (continued)
Ohio Housing Finance Agency Residential Mortgage RB Mortgage-Backed Securities Program 2022 Series A Non- AMT Social Bonds (GNMA/FNMA/FHLMC) (Aaa/NR)
$30,000	2.300%		03/01/2033	$25,991
Ohio Water Development Authority State of Ohio Water Pollution Control Loan Fund RB Series 2020B (Aaa/AAA)
45,000	4.000		12/01/2037	46,970
Ohio Water Development Authority State Of Ohio Water Pollution Control Loan Fund RB Series 2020B (Aaa/AAA)
30,000	5.250		12/01/2035	34,078
State of Ohio Higher Education GO Refunding Bonds Series 2017C (Aaa/AAA)
30,000	5.000		08/01/2027	32,135
State of Ohio Infrastructure Improvement GO Refunding Bonds Series 2015C (Aaa/AAA)
30,000	5.000		09/01/2026	31,503

				277,431

Oklahoma – 0.7%
Board of Regents of The Oklahoma A&M University General Revenue Refunding Bonds Series 2017A (NR/AA-)
35,000	4.000		07/01/2034	35,201
Grand River Dam Authority RB Series 2014A (A1/AA-)
30,000	3.375		06/01/2034	29,775

				64,976

Oregon – 1.6%
City of Portland Oregon Second Lien Sewer System RB 2020 Series A (Aa2/AA)
20,000	5.000		03/01/2027	21,229
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (NR/A+)
20,000	5.000		08/15/2026	20,758
40,000	5.000		08/15/2033	43,587
State of Oregon Housing and Community Services Department Mortgage RB Single-Family Mortgage Program 2017 Series D Non-AMT (Aa2/NR)
45,000	3.150		07/01/2032	43,306
West Linn-Wilsonville School District No. 3JT GO Bonds for Clackamas and Washington Counties Series 2020A (SCH BD GTY) (Aa1/NR)
50,000	0.000	(a)	06/15/2035	32,705

				161,585

Pennsylvania – 2.6%
Commonwealth Financing Authority Tax Exempt RB Series 2015 A (A1/A)
30,000	5.000		06/01/2033	30,399
Commonwealth of Pennsylvania GO Bonds: First Series of 2016 and First Refunding Series of 2016 (Aa3/A+)
60,000	5.000		09/15/2026	63,004
Department of Water and Power of the City of Los Angeles RB Series 2018 D (A2/A+)
30,000	3.250		07/01/2032	29,394
Philadelphia Authority For Industrial Development City Agreement Revenue Refunding Bonds Cultural and Commercial Corridors Program Series A (A1/A)
45,000	5.000		12/01/2031	46,015

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Port Authority of Allegheny County Pennsylvania Special Revenue Transportation Bonds Refunding Series of 2020 (Aa3/AA-)
$30,000	5.000%		03/01/2029	$33,010
Sports and Exhibition Authority of Pittsburgh and Allegheny County Allegheny County Hotel Room Excise Tax RB Refunding Series A Of 2022 (AGM) (A2/AA)
30,000	5.000		02/01/2031	33,439
Sports and Exhibition Authority of Pittsburgh and Allegheny County Hotel Room Excise Tax RB Refunding Series A Of 2022 (AGM) (A2/AA)
20,000	5.000		02/01/2032	22,531

				257,792

South Carolina – 0.5%
Scago Educational Facilities Corp. For Pickens School District Installment Purchase Refunding RB School District Of Pickens County Project Series 2015 (A1/A)
50,000	5.000		12/01/2027	50,681

Tennessee – 2.0%
Metropolitan Government Nashville & Davidson County Health & Ed. Fac. Board (WR/A)
30,000	5.000		07/01/2031	33,270
State of Tennessee GO Bonds Series 2015 A (Aaa/AAA)
30,000	5.000	(b)	08/01/2032	30,626
Tennessee State School Bond Authority Higher Educational Facilities Second Program Bonds 2017 Refunding Series B (ST INTERCEPT) (Aa1/AA+)
30,000	5.000		11/01/2027	32,200
Tennessee State School Bond Authority Higher Educational Facilities Second Program Bonds 2017 Series A (ST HGR ED INTERCEPT PROG) (Aa1/AA+)
30,000	5.000		11/01/2033	31,697
The Metropolitan Government of Nashville and Davidson County GO Improvement Bonds Series 2015C (Aa2/AA+)
30,000	5.000		07/01/2027	30,527
The Metropolitan Government of Nashville and Davidson County GO Improvement Bonds Series 2021C (Aa2/AA+)
40,000	3.000		01/01/2034	38,374

				196,694

Texas – 7.3%
Austin Public Improvement Refunding Bonds 2020 (NR/AAA)
30,000	5.000		09/01/2029	33,365
Board of Regents of The Texas A&M University System Revenue Financing System Bonds Series 2017E (Aaa/AAA)
30,000	5.000		05/15/2028	31,807
Board of Regents of The University of Houston System Consolidated Revenue and Refunding Bonds Series 2022A (Aa2/AA)
20,000	5.000		02/15/2031	22,526
Board of Regents of the University of Texas System Current Refunding Revenue Bonds, Series A (Aaa/AAA)
30,000	5.000		08/15/2032	32,822
City of Austin Travis, Williamson and Hays Counties Electric Utility System RB Refunding Bonds Series 2015A (Aa3/AA-)
30,000	5.000		11/15/2025	30,827
City of Dallas Texas GO Refunding Bonds Series 2019B (NR/AA-)
35,000	5.000		02/15/2026	36,221

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
City of Houston Texas Combined Utility System First Lien Revenue Refunding Bonds Series 2017B (Aa2/NR)
$40,000	5.000%	11/15/2025	$41,064
City of Houston Texas Combined Utility System First Lien Revenue Refunding Bonds Series 2018D (Aa2/NR)
30,000	5.000	11/15/2032	32,369
Collin County Community College District Texas Limited Tax Bonds Series 2018 (Aaa/AAA)
35,000	4.000	08/15/2031	35,978
Harris County Cultural Education Facilities Finance Corporation Hospital RB for Memorial Hermann Health System Series 2019A (Aa3/AA-)
30,000	5.000	12/01/2027	32,082
Harris County Flood Control District Improvement Refunding Bonds Series 2015A (Aaa/AAA)
30,000	5.000	10/01/2027	30,730
Harris County Permanent Improvement Refunding Bonds Series 2022A (Aaa/NR)
30,000	5.000	10/01/2026	31,491
Harris County Texas Tax and Subordinate Lien Revenue Refunding Bonds Series 2022A (Aaa/NR)
30,000	5.000	08/15/2027	32,076
20,000	5.000	08/15/2032	23,157
Hurst-Euless-Bedford Independent School District Unlimited Tax Refunding Bonds Series 2017A (NR/AA+)
20,000	5.000	08/15/2027	21,354
20,000	5.000	08/15/2028	21,268
North Texas Municipal Water District Water System RB Refunding Bonds Series 2021A (Aa1/AAA)
30,000	4.000	09/01/2030	32,002
North Texas Municipal Water District Water System Revenue Refunding and Improvement Bonds Series 2015 (Aa1/AAA)
20,000	5.000	09/01/2028	20,428
Texas Water Development Board State Revolving Fund RB New Series 2022 (NR/AAA)
25,000	5.000	08/01/2032	28,837
Texas Water Development Board State Water Implementation Revenue Fund For Texas RB Series 2015A (NR/AAA)
30,000	5.000	10/15/2029	30,649
30,000	5.000	10/15/2030	30,645
30,000	4.000	10/15/2032	30,207
Trinity River Authority of Texas Regional Wastewater System Revenue Improvement and Refunding Bonds Series 2018 (NR/AAA)
30,000	5.000	08/01/2033	32,157
Trinity River Authority Regional Wastewater System Revenue Improvement and Refunding Bonds Series 2017B (NR/AAA)
30,000	5.000	08/01/2030	31,784

			725,846

Utah – 1.0%
State Board of Regents of The State of Utah University of Utah General Revenue Series 2017A (ST APPROP) (Aa1/AA+)
30,000	5.000	08/01/2031	31,720
Utah Board of Higher Education University of Utah General RB Series 2022B Green Bonds (Aa1/AA+)
30,000	5.000	08/01/2030	33,960

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Utah – (continued)
Utah Transit Authority Sales Tax Revenue Refunding Bonds Series 2006 C (AGM) (Aa2/AA+)
$30,000	5.250%		06/15/2032	$34,023

				99,703

Virginia – 2.5%
Fairfax County Public Improvement Bonds Series 2022A (ST AID WITHHLDG) (Aaa/AAA)
60,000	4.000		10/01/2025	60,940
Fairfax County Virginia Public Improvement Bonds Series 2023A (ST AID WITHHLDG) (Aaa/AAA)
30,000	4.000		10/01/2031	32,577
50,000	4.000		10/01/2034	54,211
Virginia College Building Authority Educational Facilities Revenue Refunding Bonds 21St Century College and Equipment Programs Series 2017E (Aa1/AA+)
30,000	5.000		02/01/2029	32,293
Virginia College Building Authority Virginia Educational Facilities Revenue Refunding Bonds Public Higher Education Financing Program Series 2016A (ST INTERCEPT) (Aa1/AA+)
35,000	3.000		09/01/2026	35,073
Virginia Educational Facilities RB Refunding for Public Higher Education Financing Program Series 2016A (ST INTERCEPT) (Aa1/AA+)
30,000	5.000		09/01/2028	31,348

				246,442

Washington – 2.3%
State of Washington Various Purpose GO Bonds Series 2016A-1 (Aaa/AA+)
30,000	5.000		08/01/2030	30,526
State of Washington Various Purpose GO Bonds Series 2019A (Aaa/AA+)
30,000	5.000		08/01/2032	32,254
25,000	5.000		08/01/2034	26,782
State of Washington Various Purpose GO Bonds Series 2023B (Aaa/AA+)
20,000	5.000		02/01/2027	21,164
State of Washington Various Purpose GO Refunding Bonds Series R-2018D (Aaa/AA+)
30,000	5.000		08/01/2031	31,808
The Central Puget Sound Regional Transit Authority Sales Tax and Motor Vehicle Excise Tax Improvement and Refunding Bonds Series 2021S-1 Green Bonds (Aa1/AAA)
30,000	5.000		11/01/2030	33,993
University of Washington General Revenue and Refunding Bonds 2015C (Aaa/AA+)
50,000	4.000		12/01/2028	50,631

				227,158

Wisconsin – 1.3%
Public Finance Authority Lease Development RB for Ku Campus Development Corp. Central District Development Project Series 2016 (Aa2/NR)
50,000	5.000		03/01/2030	51,572
State of Wisconsin GO Refunding Bonds Series 2016 (NR/NR)
30,000	5.000	(b)	11/01/2030	31,122

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMUNITY MUNICIPAL BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – (continued)
Wisconsin Health and Educational Facilities Authority Revenue Refunding Bonds Series 2015 Prohealth Care Inc. Obligated Group (A1/A+)
$45,000	3.150%	08/15/2027	$44,578

			127,272

TOTAL MUNICIPAL BONDS (Cost $9,713,616)			9,773,757

Shares	Dividend Rate		Value

Investment Company – 0.4%(d)

Investment Company – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
39,290	5.183%		39,290
(Cost $39,290)

TOTAL INVESTMENTS – 98.3% (Cost $9,752,906)			$9,813,047

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			169,943

NET ASSETS – 100.0%			$9,982,990

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(c)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(d)	Represents an affiliated issuer.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	- Insured by Assured Guaranty Corp.
AGM	- Insured by Assured Guaranty Municipal Corp.
AGM ST	-
INTERCEPT	Assured Guaranty Municipal Corp. State-Aid Intercept
AMBAC	- Insured by American Municipal Bond Assurance Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
MTA	- Metropolitan Transportation Authority
NATL	- National Public Finance Guarantee Corp.
NR	- Not Rated
RB	- Revenue Bond
ST AID	-
WITHHLDG	State Aid Withholding
ST APPROP	- State Appropriation

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 98.0%

California – 83.4%
Airport Commission of The City and County of San Francisco International Airport Second Series Revenue Refunding Bonds Series 2024A (A1/NR)
$125,000	5.250%		05/01/2040	$138,847
Bay Area Toll Authority Series 2024 F-2 (NR/AA)
100,000	5.000		04/01/2045	110,170
California Community Choice Financing Authority Clean Energy Project RB Series 2023B (A1/NR)
100,000	5.000	(a)(b)	07/01/2053	106,308
California Community Choice Financing Authority Series 2021B-2 (A1/NR)
100,000	3.370	(a)(c)	02/01/2052	93,670
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (NR/BBB+)
100,000	5.000		06/01/2049	102,398
California Enterprise Development Authority Lease RB Riverside County Mead Valley Wellness Village Project Series 2024A (Aa3/AA-)
100,000	5.250		11/01/2049	113,452
California Health Facilities Financing Authority RB Commonspirit Health Series 2024A (A3/A-)
175,000	5.000		12/01/2042	196,111
California Health Facilities Financing Authority RB Sutter Health Series 2018A (A1/A+)
125,000	5.000		11/15/2027	134,315
California Health Facilities Financing Authority Refunding RB Adventist Health System West Series 2016A (NR/BBB+)
125,000	4.000		03/01/2039	121,863
California Infrastructure and Economic Development Bank RB Bay Area Toll Authority Series 2003 A (FGIC) (#Aaa/AA+)
130,000	5.000	(d)	01/01/2028	140,341
California Infrastructure and Economic Development Bank RB Brightline West Passenger Rail Project Series 2020A-4 (NR/ NR)
200,000	8.000	(a)(b)(e)	01/01/2050	201,915
California Infrastructure and Economic Development Bank Refunding RB Preforming Arts Center of Los Angeles County Series 2020 (A3/A)
100,000	5.000		12/01/2041	108,070
California Municipal Finance Authority Special Facility RB For United Airlines International Airport Project Series 2019 (NR/ BB-)
100,000	4.000		07/15/2029	100,303
California Pollution Control Financing Authority RB San Jose Water Company Project Series 2016 (NR/A)
100,000	4.750		11/01/2046	100,657
California Pollution Control Financing Authority Solid Waste Disposal Refunding RB Waste Management Inc. Project Series 2015B-2 (NR/A-/A-2) (PUTABLE)
125,000	3.125	(a)(b)	11/01/2040	124,070
California School Finance Authority RB for Classical Academy Obligated Group Series 2021 A (NR/BBB-)
100,000	3.000	(e)	10/01/2031	94,952
California Statewide Communities Development Authority Kaiser Permanente RB Series 2004J (NR/AA-) (PUTABLE)
150,000	5.000	(a)(b)	04/01/2036	167,177
City of Los Angeles Department of Airports International Airport Subordinate RB 2023 Series A (Aa3/AA-)
130,000	5.000		05/15/2036	143,548

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
City of Vernon Electric System RB 2021 Series A (Baa1/A-)
$100,000	5.000%		04/01/2028	$106,637
Community Facilities District No. 2021-1 of The Temecula Valley Unified School District Special Tax Bonds Series 2024 (NR/ NR)
100,000	5.000		09/01/2049	103,641
East Bay Regional Park District 2024 Promissory Notes (Aaa/ AAA)
100,000	4.000		05/01/2043	104,353
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Asset-Backed Bonds Series 2015A (ST APPROP) (Aa3/A+)
125,000	5.000	(d)	06/01/2025	127,374
Los Angeles County Public Works Financing Authority Lease Revenue Refunding Bonds 2015 Series B (Tax-Exempt) (Aa2/AA+)
100,000	5.000		12/01/2025	103,183
Palomar Health Certificates of Participation Evidencing Proportionate Undivided Ownership Interests of the Holders thereof in Installment Payments to be Paid Series 2022A (AGM) (A1/AA)
100,000	5.250		11/01/2035	113,007
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax series 2022 (NR/NR)
100,000	5.750		09/01/2052	103,998
Sacramento City Unified School District 2024 GO Bonds for Election of 2020 Measure H 2024 Series B (AGM) (A1/AA)
100,000	4.000		08/01/2048	98,879
San Joaquin Hills Transportation Corridor Agency RB Refunding for Junior Lien Toll Road Series 2014B (NR/A-)
100,000	5.250		01/15/2049	100,495
South San Francisco Unified School District 2016 GO Bonds Measure J, Series C (Aa1/NR)
105,000	0.000	(f)	09/01/2025	102,066
State of California GO Various Purpose Refunding Bonds (Aa2/ AA-)
100,000	5.000		03/01/2035	110,537
State of California Tax-Exempt Various Purpose GO Refunding Bonds (Aa2/AA-)
100,000	5.000		08/01/2025	102,169
State Public Works Board of The State of California Lease RB for Various Capital Projects Series 2023 D (Aa3/A+)
100,000	5.500		11/01/2028	111,749
Tahoe Forest Hospital District Placer and Nevada Counties 2019 GO Refunding Bonds (Aa3/NR)
100,000	3.000		08/01/2042	86,365
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements series 2024-A (NR/NR)
100,000	5.000		09/01/2042	107,473
The Regents of The University of California Medical Center Pooled RB Series 2016-L (Tax-Exempt) (Aa3/AA-)
125,000	5.000		05/15/2032	129,265
Trustees of The California State University Systemwide RB Series 2016A (Aa2/AA-)
125,000	3.125		11/01/2036	121,467

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC CALIFORNIA MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

California – (continued)
Union Elementary School District Santa Clara County Election of 2014 GO Bonds Series A (Aa1/AA+)
$100,000	3.125%		09/01/2039	$94,027

				4,224,852

Guam – 4.1%
Guam Government RB Refunding Series 2021 F (Baa3/NR)
100,000	4.000		01/01/2042	97,648
Guam Power Authority / Revenue Refunding Bonds, 2022 Series A (Tax-Exempt Forward Delivery) (Baa2/BBB)
100,000	5.000		10/01/2034	110,773

				208,421

Puerto Rico – 8.4%
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
100,000	5.750		07/01/2031	110,800
50,000	4.000		07/01/2033	49,631
25,000	4.000		07/01/2046	23,213
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
75,000	0.000	(f)	07/01/2046	25,290
75,000	0.000	(f)	07/01/2051	18,406
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
100,000	4.329		07/01/2040	98,899
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
100,000	5.000		07/01/2058	100,442

				426,681

Virgin Islands – 2.1%
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000		10/01/2028	105,778

TOTAL MUNICIPAL BONDS (Cost $4,917,569)				4,965,732

TOTAL INVESTMENTS – 98.0% (Cost $4,917,569)				$4,965,732

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%				99,498

NET ASSETS – 100.0%				$5,065,230

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2024.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on August 31, 2024.
(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	-	Insured by Assured Guaranty Municipal Corp.
FGIC	-	Insured by Financial Guaranty Insurance Co.
GO	-	General Obligation
RB	-	Revenue Bond
ST APPROP	-	State Appropriation

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 97.6%

Alabama – 2.7%
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
$125,000	5.000	%(a)(b)	06/01/2049	$134,155

Florida – 2.0%
Crosswinds East Community Development District Polk County Special Assessment Bonds Series 2024 Assessment Area Two Project (NR/NR)
100,000	5.150		05/01/2044	99,772

Guam – 4.1%
Guam Government RB Refunding Series 2021 F (Baa3/NR)
100,000	4.000		01/01/2042	97,648
Guam Power Authority / Revenue Refunding Bonds, 2022 Series A (Tax-Exempt Forward Delivery) (Baa2/BBB)
100,000	5.000		10/01/2034	110,773

				208,421

Nevada – 2.0%
Director of The State of Nevada Department of Business and Industry RB for Brightline West Passenger Rail Project Series 2020A-4 (NR/NR)
100,000	8.125	(a)(b)	01/01/2050	100,957

New York – 76.3%
Andover Central School District New York GO Bond Anticipation Notes 2024 (ST AID WITHHLDG) (NR/NR)
100,000	4.750		06/20/2025	101,042
Build NYC Resource Corporation RB, Manhattan College Project Series 2017 (NR/BBB+)
110,000	4.000		08/01/2042	103,000
City of Troy Capital Resource Corp. Revenue Refunding Bonds for Rensselaer Polytechnic Institute Project Series 2020A (Forward Delivery) (A3/BBB+)
125,000	5.000		09/01/2037	135,298
County of Monroe Industrial Development Agency School Facility RB for Rochester Schools Modernization Project Series 2018 (ST AID WITHHLDG) (Aa2/AA)
100,000	5.000		05/01/2028	109,065
Dormitory Authority of The State of New York NYU Hospitals Center RB Series 2016A (A1/A+)
50,000	4.000		07/01/2040	50,012
Dormitory Authority of The State of New York Pace University RB Series 2024A (Baa3/BBB-)
100,000	5.250		05/01/2040	111,505
Dormitory Authority of The State of New York Personal Income Tax RB Series 2015A (Aa1/AA+)
100,000	3.000		03/15/2025	100,138
Dormitory Authority of The State of New York State Personal Income Tax RB General Purpose Series 2018A (Tax-Exempt) (Aa1/NR)
125,000	5.000		03/15/2035	130,039
Dutchess County Local Development Corp. RB for Marist College Project Series 2015A (A2/NR)
100,000	5.000		07/01/2040	100,938
Dutchess County Local Development Corp. RB Nuvance Health Issue Series 2019B (Baa3/BBB)
100,000	4.000		07/01/2044	95,939

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Frontier Central School District GO Bond Anticipation Notes Series B (ST AID WITHHLDG) (NR/NR)
$100,000	4.500%		07/17/2025	$101,317
Long Island Power Authority Electric System General RB Series 2019A (A2/A)
105,000	3.000		09/01/2036	98,774
Metropolitan Transportation Authority Dedicated Tax Green Fund Bonds Series 2016B-1 (NR/AA)
100,000	5.000		11/15/2036	103,574
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (BAM) (A3/AA)
100,000	4.000		11/15/2048	97,943
Metropolitan Transportation Authority Transportation RB, Series 2015A-1 (A3/A-)
100,000	5.000		11/15/2045	100,643
Monroe County Industrial Development Corp. RB for University of Rochester Project Series 2020A (Tax-Exempt) (Aa3/AA-)
125,000	4.000		07/01/2050	121,815
New York City Industrial Development Agency Pilot Revenue Refunding Bonds Yankee Stadium Project Series 2020A (Tax- Exempt) (AGM) (A1/AA)
115,000	5.000		03/01/2028	123,414
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (A1/AA)
100,000	3.000		01/01/2046	81,480
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution RB Fiscal Series 2018-DD (Aa1/AA+)
125,000	5.000		06/15/2040	131,140
New York City Transitional Finance Authority Future Tax Secured Subordinate Bonds Fiscal 2023 Series D Subseries D-1 Tax- Exempt Bonds (Aa1/AAA)
100,000	5.000		11/01/2026	105,212
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2016 Series F (Aa1/ AAA)
100,000	3.000		02/01/2039	90,667
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)
100,000	5.000	(c)	11/15/2044	100,084
New York State Environmental Facilities Corp. Solid Waste Disposal Refunding RB for Waste Management, Inc. Project Series 2012 (NR/A-/A-2) (PUTABLE)
150,000	4.250	(a)(b)	05/01/2030	150,003
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (Baa3/NR)
100,000	5.000		01/01/2029	104,183
New York Transportation Development Corporation Special Facilities Bonds, Series 2016A (Laguardia Airport Terminal B Redevelopment Project) (AMT) (AGM) (A1/AA)
125,000	4.000		07/01/2035	124,800
New York Transportation Development Corporation Special Facilities RB, Series 2024 (JFK International Airport New Terminal One Project) (Green Bonds) (Baa3/AA)
100,000	5.250		06/30/2049	105,461
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB Series 2020C (Tax-Exempt/NON-AMT) (Baa1/BBB)
100,000	4.000		12/01/2042	98,949

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC NEW YORK MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
Onondaga Civic Development Corp. New York Tax-Exempt Revenue Refunding Bonds for Crouse Health Hospital Inc. Project Series 2024A (NR/NR)
$100,000	5.000%		08/01/2034	$105,497
Sauquoit Valley Central School District GO Bond Anticipation Notes 2024 (ST AID WITHHLDG) (NR/NR)
100,000	4.375		08/01/2025	100,792
State of New York Dormitory Authority Northwell Health Obligated Group RB Series 2022A (A3/A-)
120,000	5.000		05/01/2052	128,059
The City of New York GO Bonds Fiscal 2022 Series B and C Tax- Exempt Bonds, Series C (Aa2/AA)
100,000	5.000		08/01/2027	106,884
The City of New York GO Bonds Fiscal 2023 Series E Tax-Exempt Bonds, Subseries E-1 (Aa2/AA)
100,000	5.000		04/01/2025	101,300
The Port Authority of New York and New Jersey Consolidated Bonds Two Hundred Twenty-Sixth Series (Aa3/AA-)
110,000	5.000		10/15/2027	116,669
100,000	5.000		10/15/2041	106,006
Triborough Bridge & Tunnel Authority Sales Tax RB Subseries 2024A-1 (NR/AA+)
100,000	5.000		05/15/2054	109,120
Triborough Bridge and Tunnel Authority MTA Bridges and Tunnels Payroll Mobility Tax Senior Lien Refunding Bonds Series 2022B (NR/AA+)
100,000	4.000		05/15/2026	102,751

				3,853,513

Puerto Rico – 8.4%
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
100,000	5.750		07/01/2031	110,800
50,000	4.000		07/01/2033	49,631
25,000	4.000		07/01/2046	23,213
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
75,000	0.000	(d)	07/01/2046	25,290
75,000	0.000	(d)	07/01/2051	18,406
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
100,000	4.329		07/01/2040	98,899
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
100,000	5.000		07/01/2058	100,442

				426,681

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Virgin Islands – 2.1%
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
$100,000	5.000%	10/01/2028	$105,778

TOTAL MUNICIPAL BONDS (Cost $4,895,080)			4,929,277

TOTAL INVESTMENTS – 97.6% (Cost $4,895,080)			$4,929,277

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%			122,367

NET ASSETS – 100.0%			$5,051,644

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2024.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	-	Insured by Assured Guaranty Municipal Corp.
AMT	-	Alternative Minimum Tax (subject to)
BAM	-	Build America Mutual Assurance Co.
GO	-	General Obligation
MTA	-	Metropolitan Transportation Authority
RB	-	Revenue Bond
ST AID	-
WITHHLDG		State Aid Withholding

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 100.9%

Alabama – 6.1%
Alabama Housing Finance Authority Collateralized Single Family Mortgage RB 2024 Series C Bonds (NON-AMT) (GNMA/ FNMA/FHLMC) (Aaa/NR)
$100,000	4.450%		10/01/2044	$100,235
Southeast Alabama Gas Supply District Gas Supply RB Refunding Series 2024B (A1/NR)
125,000	5.000	(a)(b)	06/01/2049	134,155
The Black Belt Energy District Gas Supply RB Series 2021A (Aa1/ NR)
150,000	4.000	(a)(b)	06/01/2051	151,563

				385,953

Arizona – 3.7%
City of Chandler IDA RB for Intel Corp. Project Series 2022-2 (Baa1/BBB+)
100,000	5.000	(a)(b)	09/01/2052	102,973
City of Phoenix Civic Improvement Corporation Junior Lien Airport RB Series 2019B (AMT) (Aa3/A+)
125,000	5.000		07/01/2035	132,584

				235,557

Colorado – 5.0%
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (A3/A-)
100,000	5.000		08/01/2038	105,675
Denver Health & Hospital Authority RB Series 2019 A (NR/BBB)
110,000	4.000		12/01/2040	100,675
Trails at Crowfoot Metropolitan District No. 3 in the Town of Parker Colorado GO Limited Tax Refunding Bonds Series 2024A (AGC) (NR/AA)
100,000	5.000		12/01/2027	106,210

				312,560

Connecticut – 1.6%
State of Connecticut GO Bonds Series 2024A (Aa3/AA-)
100,000	5.000		01/15/2025	100,781

District of Columbia – 1.6%
Metropolitan Washington Airports Authority Dulles Toll Road Subordinate Lien Revenue Refunding Bonds for Dulles Metrorail and Capital Improvement Projects Series 2019B (Baa2/A-)
100,000	4.000		10/01/2035	101,360

Florida – 15.5%
Aventura Isles Community Development District Miami-Dade County Florida Special Assessment Refunding Bonds Series 2024 (NR/NR)
200,000	5.000	(c)	05/01/2027	205,115
Crossings Community Development District Osceola County Special Assessment Bonds Series 2024 (NR/NR)
100,000	5.350		05/01/2044	100,640
Florida Development Finance Corp. Educational Facilities RB for Saint Andrew’s School of Boca Raton, Inc. Project Series 2024A (NR/BBB+)
125,000	5.250		06/01/2044	133,990
Housing Finance Authority of Hillsborough County Multifamily Housing Zion Village RB Series 2024 (Aaa/NR)
100,000	3.250	(a)(b)	09/01/2042	100,266

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Liberty Cove Community Development District Special Assessment RB Series 2024 (NR/NR)
$100,000	4.800%		05/01/2031	$100,260
Orange County Health Facilities Authority Hospital RB Orlando Health Obligated Group Series 2023A (A2/A+)
100,000	5.000		10/01/2038	111,914
Seminole County Sales Tax Revenue Refunding Bonds Series 2005B (NATL) (Aa2/AA)
115,000	5.250		10/01/2026	121,582
South Broward Hospital District Refunding RB for South Broward Hospital District Obligated Group Series 2016 (Aa3/AA)
100,000	5.000		05/01/2028	103,519

				977,286

Guam – 1.5%
Guam Government RB Refunding Series 2021 F (Baa3/NR)
100,000	4.000		01/01/2042	97,648

Illinois – 9.6%
City of Chicago Chicago O’Hare International Airport General Airport Senior Lien RB Series 2017D (AMT) (NR/A+)
135,000	5.000		01/01/2035	138,563
City of Chicago GO Bonds Series 2024A (NR/BBB+)
100,000	5.000		01/01/2041	106,643
Metropolitan Pier and Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2024 B (NR/A)
100,000	5.000		06/15/2053	107,441
Sales Tax Securitization Corp. Second Lien Sales Tax Securitization Bonds Series 2020A (NR/AA-)
100,000	5.000		01/01/2026	102,975
State of Illinois GO Bonds Series of May 2024B (A3/A-)
135,000	5.250		05/01/2043	149,673

				605,295

Indiana – 1.6%
City of Whiting Environmental Facilities Refunding RB for BP Products North America Inc. Project Series 2019A (A1/A-) (PUTABLE)
100,000	5.000	(a)(b)	12/01/2044	102,287

Minnesota – 1.7%
Minneapolis St. Paul Metropolitan Airports Commisson Subordinate Airport RB Series 2024B (AMT) (NR/A+)
100,000	5.000		01/01/2039	107,835

Nevada – 1.6%
Director of The State of Nevada Department of Business and Industry RB for Brightline West Passenger Rail Project Series 2020A-4 (NR/NR)
100,000	8.125	(a)(b)	01/01/2050	100,957

New Hampshire – 1.7%
National Finance Authority RB for Presbyterian Senior Living Project Series 2023A (NR/NR)
100,000	5.250		07/01/2048	106,183

New Jersey – 1.6%
New Jersey Transportation Trust Fund Authority Transportation System Bonds 2021 Series A (A2/A-)
100,000	4.000		06/15/2035	103,244

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – 12.0%
Andover Central School District New York GO Bond Anticipation Notes 2024 (ST AID WITHHLDG) (NR/NR)
$100,000	4.750%		06/20/2025	$101,042
City of Troy Capital Resource Corp. Revenue Refunding Bonds for Rensselaer Polytechnic Institute Project Series 2020A (Forward Delivery) (A3/BBB+)
100,000	5.000		09/01/2037	108,239
Metropolitan Transportation Authority RB Refunding Green Bond Series 2024A (BAM) (A3/AA)
100,000	4.000		11/15/2048	97,943
Metropolitan Transportation Authority Transportation RB, Series 2015A-1 (A3/A-)
100,000	5.000		11/15/2045	100,643
New York Transportation Development Corporation Terminal 4 John F. Kennedy International Airport Project Special Facility RB Series 2020C (Tax-Exempt/NON-AMT) (Baa1/BBB)
100,000	4.000		12/01/2042	98,949
Sauquoit Valley Central School District GO Bond Anticipation Notes 2024 (ST AID WITHHLDG) (NR/NR)
100,000	4.375		08/01/2025	100,792
Triborough Bridge and Tunnel Authority General Revenue Variable Rate Refunding Bonds Subseries 2005B-4C (Aa1/AA+/A-1)
150,000	4.100	(a)(b)	01/01/2031	150,000

				757,608

Pennsylvania – 1.6%
Acts Retirement Life Communities, Inc. Obligated Group Montgomery County Industrial Development Authority Retirement Communities RB Series 2016 (NR/NR)
100,000	5.000		11/15/2033	102,760

Puerto Rico – 5.3%
Puerto Rico Commonwealth GO Restructured Bonds Series 2022 A-1 (NR/NR)
50,000	4.000		07/01/2033	49,631
25,000	4.000		07/01/2046	23,213
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)
140,000	0.000	(d)	07/01/2046	47,207
50,000	0.000	(d)	07/01/2051	12,271
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
100,000	4.329		07/01/2040	98,899
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
100,000	5.000		07/01/2058	100,442

				331,663

Rhode Island – 1.8%
Providence Public Buildings Authority Capital Improvement Program Projects RB 2024 Series A (AGC) (A1/AA)
100,000	5.250		09/15/2041	111,875

South Carolina – 1.6%
South Carolina Public Service Authority Revenue Refunding Obligations Santee Cooper Consisting of Series 2024-B (Tax- Exempt) (A3/A-)
100,000	4.125		12/01/2044	99,164

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Texas – 17.4%
Alief Independent School District Texas Unlimited Tax School Building and Refunding Bonds Series 2016 (PSF-GTD) (Aaa/ NR)
$100,000	5.000%		02/15/2025	$101,030
Arlington Higher Education Finance Corporation Education RB Riverwalk Education Foundation Inc. Series 2022 (PSF-GTD) (NR/AAA)
100,000	5.000		08/15/2027	106,830
Austin Affordable PFC Inc. Multifamily Housing RB Series 2024B (FNMA COLL) (Aaa/NR)
100,000	5.000	(a)(b)	09/01/2028	105,602
City of Celina Texas a Municipal Corp. of The State of Texas Located in Collin and Denton Counties Special Assessment RB Series 2024 (BAM) (NR/AA)
100,000	5.000		09/01/2028	105,671
Karnes County Hospital District A Political Subdivision of The State of Texas Located In Karnes County Adjustable-Rate Hospital Revenue Refunding Bonds Series 2024 (NR/NR)
125,000	5.000	(a)(b)	02/01/2044	132,763
Lower Colorado River Authority / Transmission Contract Refunding RB Transmission Services Corporation Project Series 2015 (NR/A)
100,000	5.000		05/15/2045	100,718
Nueces River Authority Water Supply Facilities Revenue Refunding Bonds for City of Corpus Christi Lake Texana Project Series 2015 (NR/AA-)
100,000	5.000		07/15/2026	101,721
Socorro Independent School District Unlimited Tax Refunding Bonds Series 2017B (PSF-GTD) (Aaa/NR)
120,000	5.000		08/15/2027	128,196
Texas Private Activity Bond Surface Transportation Corp. Senior Lien RB for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (Tax-Exempt) (Baa2/NR)
105,000	5.000		12/31/2040	105,764
Texas Transportation Commission Central Texas Turnpike System First Tier Revenue Refunding Put Bonds Series 2024-B (A2/A)
100,000	5.000	(a)(b)	08/15/2042	108,374

				1,096,669

Utah – 1.6%
Salt Lake City Airport RB Salt Lake City International Airport Series 2017A (AMT) (A2/A+)
100,000	5.000		07/01/2036	102,902

Virgin Islands – 1.7%
Matching Fund Special Purpose Securitization Corporation Matching Fund Securitization Bonds Series 2022A (NR/NR)
100,000	5.000		10/01/2028	105,778

Washington – 3.5%
Port of Seattle Intermediate Lien Revenue and Refunding Bonds Series 2024B (AMT) (A1/AA)
100,000	5.000		07/01/2029	107,386
State of Washington Various Purpose GO Bonds Series 2024C (Aaa/AA+)
100,000	5.000		02/01/2043	111,792

				219,178

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Wisconsin – 1.6%
City of Milwaukee GO Corporate Purpose Bonds Series 2017 B5 (NR/A-)
$100,000	4.000%	04/01/2028	$101,970

TOTAL MUNICIPAL BONDS (Cost $6,335,330)			6,366,513

TOTAL INVESTMENTS – 100.9% (Cost $6,335,330)			$6,366,513

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(55,181)

NET ASSETS – 100.0%			$6,311,332

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2024.
(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(c)	When-issued security.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	-	Insured by Assured Guaranty Corp.
AMT	-	Alternative Minimum Tax (subject to)
BAM	-	Build America Mutual Assurance Co.
FHLMC	-	Insured by Federal Home Loan Mortgage Corp.
FNMA	-	Insured by Federal National Mortgage Association
GNMA	-	Insured by Government National Mortgage Association
GO	-	General Obligation
IDA	-	Industrial Development Agency
NATL	-	National Public Finance Guarantee Corp.
PSF-GTD	-	Guaranteed by Permanent School Fund
RB	-	Revenue Bond
ST AID	-
WITHHLDG		State Aid Withholding

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – 103.8%

Alabama – 3.9%
Cherokee County Board of Education Special Tax School Warrants Sales Tax Series 2019 (A1/NR)
$15,000	5.000%		12/01/2025	$15,371
The Public Building Authority of The City of Huntsville Lease Revenue Refunding Bonds Series 2017 (Aa1/AA+)
30,000	5.000		10/01/2024	30,044
The Walker County Economic and Industrial Development Authority Solid Waste Disposal RB for Alabama Power Company Plant Gorgas Project First Series 2023-A (A1/A/A-1)
150,000	4.200	(a)(b)	08/01/2063	150,000

				195,415

Alaska – 0.9%
Alaska Municipal Bond Bank GO and Refunding Bonds Series 2016-2 (NR/AA-)
15,000	5.000		12/01/2024	15,058
Municipality of Anchorage 2014 GO Refunding Bonds Series B General Purpose (NR/AA-)
30,000	5.000		09/01/2025	30,030

				45,088

Arizona – 0.6%
Arizona Transportation Board Highway Revenue Refunding Bonds Series 2016 (Aa1/AA+)
10,000	5.000		07/01/2026	10,443
Pendergast Elementary School District No 92 of Maricopa County Arizona School Improvement Bonds Project of 2021 Series B 2023 (Aa2/NR)
20,000	5.000		07/01/2025	20,364

				30,807

California – 0.2%
San Diego County Regional Airport Authority Subordinate Airport RB Series 2017B (AMT) (A2/A)
10,000	5.000		07/01/2025	10,150

Connecticut – 5.0%
State of Connecticut GO Refunding Bonds 2017 Series B (Aa3/ AA-)
10,000	5.000		04/15/2025	10,139
State of Connecticut Health and Educational Facilities Authority RB Greenwich Hospital Issue Series C (NR/AA-/A-1+)
190,000	2.900	(a)(b)	07/01/2026	190,000
State of Connecticut Health and Educational Facility Authority Revenue Refunding Bonds Connecticut State University System Issue Series L (Aa3/AA-)
50,000	4.000		11/01/2025	50,043

				250,182

Delaware – 2.0%
Delaware State Economic Development Authority Revenue Variable Governed Gas Facilities RB D&P D-1/A+ 1994 (A2/A/A-2)
100,000	4.270	(a)(b)	10/01/2029	100,000

Florida – 10.2%
Broward County Half-Cent Sales Tax Revenue Refunding Bonds Series 2020 (Aa1/AA+)
45,000	5.000		10/01/2024	45,064

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Florida – (continued)
Broward County Tourist Development Tax RB Series 2021 (Aa3/NR)
$25,000	5.000%		09/01/2024	$25,000
Citizens Property Insurance Corporation Coastal Account Senior Secured Bonds Series 2015A-1 (A1/NR)
35,000	5.000	(c)	12/01/2024	35,157
City of Fort Myers Utility System Refunding RB Series 2020A (AGM) (Aa3/AA)
35,000	5.000		10/01/2024	35,051
City of Hallandale Beach Capital Improvement Refunding RB Series 2016 (NR/AA)
20,000	5.000		10/01/2024	20,026
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities Refunding RB for The City of Orlando Series 2016 (AMT) (A1/AA-)
30,000	5.000		10/01/2025	30,568
JEA Electric System Electric System Subordinated RB 2017 Series B (A2/A)
50,000	5.000		10/01/2024	50,071
Manatee County Public Utilities Revenue Refunding Bonds Series 2017 (Aa1/NR)
15,000	5.000		10/01/2024	15,021
Miami-Dade County GO Bonds for Public Health Trust Program Series 2021A (NR/AA)
30,000	5.000		07/01/2026	31,276
Miami-Dade County Water and Sewer System Revenue Refunding Bonds Series 2015 (Aa3/AA)
20,000	5.000		10/01/2024	20,029
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (NR/A)
45,000	5.000		10/01/2026	46,727
School District of St. Johns County Sales Tax RB Series 2016 (A1/ AA-)
20,000	5.000		10/01/2024	20,027
State of Florida Department of Management Services Facilities Pool Revenue Refunding Bonds Series 2017A (Aa1/AA+)
45,000	5.000		09/01/2024	45,000
State of Florida Department of Transportation Turnpike Revenue Refunding Bonds Series 2015B (Aa2/NR)
30,000	5.000		07/01/2026	30,567
The School Board of Escambia County Florida Sales Tax RB Series 2016 (Aa3/NR)
40,000	5.000		09/01/2024	40,000
The School Board of Miami-Dade County Certificates of Participation Series 2015A (A1/A+)
25,000	5.000		05/01/2026	25,350

				514,934

Illinois – 6.8%
Chicago Park District GO LT Refunding Bonds Series 2023C (NR/AA-)
25,000	5.000		01/01/2026	25,681
City of Chicago O’Hare International Airport General Airport Senior Lien Revenue Refunding Bonds Series 2015B (NON-AMT) (NR/A+)
15,000	5.000		01/01/2026	15,084
City of Geneva Kane County GO RB for Waterworks and Sewerage Alternate Revenue Source Series 2021 (Aa1/NR)
100,000	4.000		02/01/2025	100,356

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Illinois – (continued)
Community High School District Number 88 Dupage County Addison Trail and Willowbrook High Schools GO Refunding School Bonds Series 2016 (Aa1/NR)
$10,000	5.000%		01/15/2025	$10,066
Illinois Finance Authority Clean Water Initiative Revolving Fund RB Series 2016 (NR/AAA)
30,000	5.000		01/01/2027	30,799
Illinois State GO Bonds Series 2017 D (A3/A-)
10,000	5.000		11/01/2024	10,026
Mchenry County Conservation District Mchenry County GO Refunding Bonds Series 2014 (Aa1/AA+)
35,000	5.000		02/01/2025	35,275
School District Number 100 Cook County Illinois Berwyn South GO Refunding School Bonds Series 2019C (BAM) (NR/AA)
75,000	5.000		12/01/2025	77,023
School District Number 81 Cook County Illinois Schiller Park GO School Bonds Series 2020 (NR/AA-)
30,000	4.000		12/01/2025	30,404
State of Illinois GO Bonds Series of December 2017A (A3/A-)
10,000	5.000		12/01/2025	10,244

				344,958

Indiana – 3.8%
Indiana Finance Authority Second Lien Wastewater Utility Refunding RB for Cwa Authority Project Series 2021-2 (A1/ AA)
25,000	5.000		10/01/2024	25,035
Indiana Health Facility Financing Authority Revenue / Variable RB Ascension Health Sub Cr Group 2005A-2 (Aa3/VMIG1/AA/A-1+)
135,000	2.950	(a)(b)	11/01/2027	135,000
Indiana Municipal Power Agency Power Supply System Refunding RB Series 2016-C (A1/A+)
20,000	5.000		01/01/2025	20,121
Laporte Multi-School Building Corporation Ad Valorem Property Tax First Mortgage Bonds Series 2017A (ST INTERCEPT) (NR/AA+)
10,000	3.000		01/15/2025	9,993

				190,149

Iowa – 5.0%
Board of Regents State of Iowa Hospital Revenue Refunding Bonds Series S.U.I. 2022C (Aa2/AA)
30,000	5.000		09/01/2024	30,000
Cedar Rapids Community School District School Infrastructure Sales, Services and Use Tax Revenue and Refunding Bonds Series 2020B (NR/A+)
20,000	6.000		01/01/2025	20,186
Louisa Country Iowa Pollution Control RB Midwest Power System Inc. 1994 (A1/A-/A-2)
200,000	3.280	(a)(b)	10/01/2024	200,000

				250,186

Kansas – 2.8%
City of Lenexa GO Bonds Series 2015B (Aaa/AAA)
25,000	5.000		09/01/2024	25,000
City of Olathe GO Temporary Notes Series 2024-A (NR/SP-1+)
15,000	5.000		08/01/2025	15,275

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Kansas – (continued)
Kansas Development Finance Authority Refunding RB State of Kansas Projects Series 2020R (Aa3/A+)
$25,000	5.000%	11/01/2024	$25,070
35,000	5.000	11/01/2025	35,884
State of Kansas Department of Transportation Highway Revenue Refunding Bonds Series 2015A (Aa2/AA)
40,000	5.000	09/01/2024	40,000

			141,229

Louisiana – 0.6%
St. Tammany Parish Wide School District No. 12 GO School Bonds Series 2017A (NR/AA)
25,000	5.000	03/01/2025	25,247
State of Louisiana GO Bonds Series 2015-A (Aa2/AA)
5,000	5.000	05/01/2026	5,070

			30,317

Maine – 1.9%
Maine Muni Bond Bank 2014 Series C RB (Aa1/AA+)
70,000	5.000	11/01/2024	70,227
Maine Municipal Bond Bank Transportation Infrastructure Revenue Refunding Bonds (Transcap Program) Series 2015A (NR/AA)
25,000	5.000	09/01/2024	25,000

			95,227

Maryland – 0.6%
City of Baltimore Refunding RB for Wastewater Projects Series 2014D (Aa3/A+)
30,000	5.000	07/01/2026	30,210

Michigan – 2.0%
Central Michigan University Board of Trustees General RB Series 2021 (A1/A+)
25,000	4.000	10/01/2024	25,016
Michigan State Hospital Finance Authority RB for Ascension Health Subordinate Credit Group Series 2005A-4 (Aa3/AA)
75,000	5.000	11/01/2024	75,191

			100,207

Minnesota – 1.0%
Independent School District No. 833 South Washington County Independent School District No. 833 GO School Building Refunding Bonds Series 2016B (SD CRED PROG) (Aa1/NR)
50,000	3.000	02/01/2026	49,958

Missouri – 3.5%
City of Kansas City Missouri Sanitary Sewer System Improvement and Refunding RB Series 2016A (Aa2/AA)
40,000	5.000	01/01/2026	40,296
Greene County Certificates of Participation Capital Projects Series 2018 (Aa2/NR)
30,000	4.000	09/01/2024	30,000
Jackson County Special Obligation Refunding Bonds for Harry S. Truman Sports Complex Project Series 2014 (ST APPROP CITY APPROP) (Aa3/NR)
25,000	5.000	12/01/2024	25,102
Missouri Highways and Transportation Commission Third Lien State Road Bonds Series B 2019 (Aa1/AA+)
30,000	5.000	11/01/2024	30,099

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Missouri – (continued)
The City of St. Louis Airport Refunding and Airport RB St. Louis Lambert International Airport 2017B (AGM) (A1/AA)
$50,000	5.000%		07/01/2025	$50,756

				176,253

Nevada – 1.3%
Clark County School District GO Limited Tax Building and Refunding Bonds Series 2015C (A1/AA-)
35,000	5.000		06/15/2026	35,975
Clark County School District Nevada GO Limited Tax School Bonds Additionally Secured by Pledged Revenues Series 2015D (A1/AA-)
30,000	5.000		06/15/2026	30,835

				66,810

New Jersey – 4.9%
Jersey City Redevelopment Agency Hudson County Project Note Bayfront Redevelopment Project Series 2023A (Tax-Exempt) (MUN GOVT GTD) (A1/NR)
100,000	4.000		12/13/2024	100,152
New Jersey Economic Development Authority School Facilities Construction Refunding Bonds Series 2015 - XX (A2/A-)
115,000	4.250		06/15/2026	116,103
New Jersey Economic Development Authority Transportation Project Sublease Revenue Refunding Bonds for New Jersey Transit Corp. Projects 2017 Series B (A2/A-)
30,000	5.000		11/01/2024	30,094

				246,349

New York – 11.8%
City School District of The City of Beacon Dutchess County New York Bond Anticipation Notes series 2024 (ST AID WITHHLDG) (NR/NR)
75,000	4.000		06/20/2025	75,597
Dormitory Authority of The State of New York School Districts Financing Program RB Series 2017B (ST INTERCEPT) (Aa3/NR)
20,000	5.000		10/01/2024	20,028
Dormitory Authority of The State of New York School Districts Financing Program RB Series 2017F (ST AID WITHHLDG) (NR/A+)
40,000	4.000		10/01/2024	40,025
Long Island Power Authority Electric System General RB Series 2018 (A2/A)
50,000	5.000		09/01/2024	50,000
Monroe County Industrial Development Corp. RB for University of Rochester Project Series 2015A (Tax-Exempt) (Aa3/AA-)
15,000	5.000		07/01/2026	15,271
Nassau County Sewer and Storm Water Finance Authority System RB 2014 Series A (Aa1/AAA)
15,000	5.000		10/01/2025	15,021
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds Fiscal 2015 Series C (Aa1/ AAA)
35,000	5.000		11/01/2025	35,520
New York State Energy Research and Development Authority RB Refunding for Consolidated Edison Co. of New York, Inc. Series 2004-C1 (Aa2/AA/A-1+)
100,000	3.000	(a)(b)	11/01/2039	100,000

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

New York – (continued)
New York State Housing Finance Agency Variable RB Series Series 2009A (Aaa/VMIG1/NR)
$100,000	2.750	%(a)(b)	05/15/2039	$100,000
New York State Thruway Authority General Revenue Refunding Bonds Series K (A1/A+)
65,000	5.000		01/01/2027	65,438
The City of New York Tax-Exempt GO Bonds Fiscal 2014 Series D Subseries D-1 (Aa2/AA)
75,000	3.250		08/01/2025	75,014

				591,914

North Carolina – 0.2%
Raleigh-Durham Airport Authority Revenue Refunding Bonds, Series 2017A (AMT) (Aa3/NR)
10,000	5.000		05/01/2025	10,113

Ohio – 1.1%
City of Columbus Ohio GO Securities Various Purpose Unlimited Tax Bonds Series 2014A (Aaa/AAA)
10,000	5.000		02/15/2025	10,000
Miami University a State University of Ohio General Receipts Revenue and Refunding Bonds Series 2020A (Aa3/NR)
35,000	5.000		09/01/2024	35,000
State of Ohio Treasurer of State Capital Facilities Lease- Appropiation Bonds for Transportation Building Fund Projects Series 2015A (Tax-Exempt) (Aa1/AA+)
10,000	5.000		04/01/2026	10,129

				55,129

Oklahoma – 4.2%
City of Tulsa GO Bonds Series 2022 (Aa1/AA)
25,000	3.000		10/01/2024	24,990
Oklahoma County Finance Authority Educational Facilities Lease RB for Midwest City-Del City Public Schools Project Series 2018 (NR/A+)
75,000	5.000		10/01/2025	76,564
Tulsa Public Facilities Authority Oklahoma Capital Improvements RB, Series 2017 (NR/AA-)
50,000	3.000		06/01/2025	49,995
25,000	3.000		06/01/2026	24,938
Wagoner County Independent School District No. 17 Coweta Board of Education Oklahoma Building Bonds of 2023 (NR/NR)
35,000	4.500		09/01/2026	36,036

				212,523

Oregon – 0.6%
Eugene School District No. 4J GO Bonds for Oregon School Bond Guaranty Series 2016 (SCH BD GTY) (Aa1/NR)
25,000	2.000		06/15/2026	24,595
Metro Ore / Go Bonds Series 2012A (Aaa/AAA)
5,000	4.000		06/01/2026	5,002

				29,597

Pennsylvania – 6.4%
Allegheny County Hospital Development Authority RB Allegheny Health Network Obligated Group Issue Series 2018A (NR/A)
35,000	5.000		04/01/2026	36,061
East Stroudsburg Area School District GO Bonds Series 2017 AA (ST AID WITHHLDG) (Aa3/NR)
75,000	5.000		09/01/2024	75,000

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Schedule of Investments (continued) August 31, 2024

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)

Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management Inc. Project Series 2019A (NR/A-/A-2)
$200,000	4.250	%(a)(b)	08/01/2038	$200,047
Philadelphia Authority for Industrial Development Temple University RB First Series of 2015 (Aa3/A+)
10,000	5.000		04/01/2026	10,130

				321,238

South Carolina – 4.2%
Center for Arts and Health Sciences Public Facilities Corp. Installment Purchase RB for Greenville Technical College Project Series 2022 (NR/AA)
30,000	4.000		10/01/2024	30,017
City of Isle of Palms South Carolina Water and Sewer System RB Series 2020 (Aa2/NR)
30,000	5.000		12/01/2024	30,146
South Carolina Public Service Authority Variable Rate Revenue Obligations 2019 Tax-Exempt Refunding Series A (NR/ A+/A-1)
150,000	3.140	(a)(b)	01/01/2036	150,000

				210,163

Tennessee – 2.4%
City of Chattanooga Tennessee Electric System Refunding RB Series 2015A (Tax-Exempt) (NR/AA-)
25,000	5.000		09/01/2024	25,000
City of Memphis General Improvement Refunding Bonds Series 2015A (Aa2/AA)
75,000	5.000		04/01/2026	75,965
City of Memphis Tennessee Electric System RB Series 2014 (Aa2/A+)
10,000	5.000		12/01/2025	10,052
The Metropolitan Government of Nashville and Davidson County GO Refunding Bonds Series 2021A (Aa2/AA+)
10,000	5.000		07/01/2026	10,442

				121,459

Texas – 10.4%
Birdville Independent School District Unlimited Tax School Building Bonds Series 2020 (PSF-GTD) (NR/AAA)
40,000	5.000		02/15/2025	40,367
Board of Regents Texas State University System Revenue Financing System Revenue and Refunding Bonds Series 2015A (Aa2/NR)
25,000	5.000		03/15/2026	25,328
City of Burleson Johnson and Tarrant Counties GO Refunding and Improvement Bonds Series 2015 (Aa2/AA)
55,000	5.000		03/01/2026	55,510
City of New Braunfels A Political Subdivision of The State of Texas Located in Comal and Guadalupe Counties Utility System Revenue and Refunding Bonds Series 2016 (Aa1/A+)
5,000	5.000		07/01/2026	5,007
Dallas County Utility and Reclamation District Unlimited Tax Refunding Bonds Series 2016 (A2/A+)
100,000	5.000		02/15/2026	102,969
Dallas Independent School District Unlimited Tax Refunding Bonds Series 2015 (PSF-GTD) (Aaa/NR)
10,000	5.000		02/15/2026	10,099

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Texas – (continued)
Dayton Independent School District Texas Unlimited Tax School Building Bonds Series 2015 (PSF-GTD) (Aaa/AAA)
$50,000	5.000%	02/15/2026	$50,503
Denton County Texas Tax Notes Series 2023 (Aaa/AAA)
20,000	5.000	09/30/2024	20,028
Harris County Cultural Education Facilities Finance Corp. Hospital RB for Texas Children’s Hospital Series 2015-1 (Aa2/AA-)
20,000	5.000	10/01/2024	20,027
Harris County Cultural Education Facilities Finance Corp. Hospital RB for Texas Children’s Hospital Series 2019A (Aa2/AA-)
15,000	5.000	10/01/2025	15,371
Lewisville Independent School District Unlimited Tax Refunding Bonds Series 2016B (Non PSF) (NR/AA+)
25,000	5.000	08/15/2026	25,471
North Texas Tollway Authority System RB Refunding for First Tier Series 2015B (Aa3/AA-)
15,000	5.000	01/01/2026	15,098
North Texas Tollway Authority System RB Refundingfor Second Tier Bonds Series 2017B (A1/A+)
15,000	5.000	01/01/2027	15,357
Tarrant Regional Water District a Water Control and Improvement District Texas Water Transmission Facility Contract RB for City of Dallas Project Series 2021A (NR/AAA)
50,000	4.000	09/01/2024	50,000
Texas Transportation Commission State of Texas GO Mobility Fund Refunding Bonds Series 2014 (Aaa/AAA)
15,000	5.000	10/01/2025	15,025
Texas Water Development Board State Water Implementation Revenue Fund for Texas RB for Master Trust Series 2019A (NR/AAA)
40,000	5.000	10/15/2024	40,094
Via Metropolitan Transit Authority a Political Subdivision of The State of Texas Located in Bexar County Farebox Revenue Improvement and Refunding Bonds Series 2013 (NR/AA)
15,000	4.000	08/01/2026	15,010

			521,264

Utah – 1.0%
Utah County Transportation Sales Tax Revenue Refunding Bonds Series 2021 (NR/AA-)
25,000	4.000	12/01/2024	25,051
Utah Infrastructure Agency Layton City Telecommunications and Franchise Tax RB Series 2018 (NR/A+)
25,000	4.000	10/15/2025	25,241

			50,292

Vermont – 0.5%
The University of Vermont and State Agricultural College GO Bonds Series 2014 (Aa3/A+)
25,000	5.000	10/01/2024	25,035

Virginia – 1.1%
Virginia College Building Authority Educational Facilities Revenue Refunding Bonds for Public Higher Education Financing Program Series 2016A (ST INTERCEPT) (Aa1/AA+)
55,000	3.000	09/01/2024	55,000

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA SHORT MUNICIPAL INCOME ETF

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)

Washington – 1.5%
City of Pasco Water and Sewer Improvement and Refunding RB series 2015 (NR/AA-)
$20,000	4.000%	12/01/2024	$20,044
City of Redmond Utility System RB series 2014 (NR/AAA)
25,000	5.000 (c)	12/01/2024	25,116
State of Washington Federal Highway Grant Anticipation Revenue Refunding Bonds for Sr 520 Corridor Program Series R-2022E (NR/AA)
30,000	5.000	09/01/2024	30,000

			75,160

Wisconsin – 1.4%
State of Wisconsin GO Bonds Series 2016-D (Aa1/AA+)
20,000	4.000	05/01/2025	20,027
Wisconsin Health and Educational Facilities Authority RB Series 2015 (NR/AA)
50,000	5.000	12/15/2026	50,258

			70,285

TOTAL MUNICIPAL BONDS (Cost $5,209,691)			5,217,601

Shares		Dividend Rate	Value

Mortgage-Backed Securities – 4.0%(a)(b)(d)

Municipal – 4.0%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates Relating to Municipal Services Series 2011-M026
200,000	3.960%	09/15/38	200,000
(Cost $200,000)

TOTAL INVESTMENTS – 107.8% (Cost $5,409,691)			$5,417,601

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.8)%			(392,187)

NET ASSETS – 100.0%			$5,025,414

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable Rate Demand Instruments – rate shown is that which is in effect on August 31, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on August 31, 2024.
(c)	Pre-refunded security. Maturity date disclosed is pre-refunding date.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGM	- Insured by Assured Guaranty Municipal Corp.
AMT	- Alternative Minimum Tax (subject to)
BAM	- Build America Mutual Assurance Co.
GO	- General Obligation
LT	- Limited Tax
MUN GOVT	-
GTD	Municipal Government Guaranteed NATL
PSF-GTD	- Guaranteed by Permanent School Fund
RB	- Revenue Bond
SD CRED	-
PROG	School District Credit Program
ST AID	-
WITHHLDG	State Aid Withholding
ST APPROP	- State Appropriation
CITY	-
APPROP	City Appropriation

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Assets and Liabilities August 31, 2024

	Community Municipal Bond ETF	Dynamic California Municipal Income ETF	Dynamic New York Municipal Income ETF

Assets:

Investments in unaffiliated issuers, at value (cost $9,713,616, $4,917,569 and $4,895,080, respectively)	$9,773,757	$4,965,732	$4,929,277
Investments in affiliated issuers, at value (cost $39,290, $– and $–, respectively)	39,290	—	—
Cash	59,841	46,133	67,655
Receivables:
Interest and Dividends	111,361	54,863	56,207
Reimbursement from investment adviser	843	—	—

Total assets	9,985,092	5,066,728	5,053,139

Liabilities:

Payables:
Management fees	2,102	1,498	1,495

Total liabilities	2,102	1,498	1,495

Net Assets:

Paid-in capital	9,925,123	5,000,000	5,000,000
Total distributable earnings	57,867	65,230	51,644

NET ASSETS	$9,982,990	$5,065,230	$5,051,644

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	200,000	100,000	100,000

Net asset value per share:	$49.91	$50.65	$50.52

24	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Assets and Liabilities (continued) August 31, 2024

	Municipal Income ETF	Ultra Short Municipal Income ETF

Assets:

Investments, at value (cost $6,335,330 and $5,409,691, respectively)	$6,366,513	$5,417,601
Cash	100,429	20,052
Receivables:
Interest	50,205	62,784

Total assets	6,517,147	5,500,437

Liabilities:

Payables:
Investments purchased	204,922	474,344
Management fees	893	679

Total liabilities	205,815	475,023

Net Assets:

Paid-in capital	6,259,953	5,000,000
Total distributable earnings	51,379	25,414

NET ASSETS	$6,311,332	$5,025,414

SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	125,000	100,000

Net asset value per share:	$50.49	$50.25

The accompanying notes are an integral part of these consolidated financial statements.	25

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Operations For the Period Ended August 31, 2024

	Community Municipal Bond ETF	Dynamic California Municipal Income ETF*	Dynamic New York Municipal Income ETF*

Investment income:

Interest	$427,975	$18,986	$19,380

Dividends — affiliated issuers	1,805	—	—

Total Investment Income	429,780	18,986	19,380

Expenses:

Management fees	23,626	1,928	1,926

Trustee fees	10,991	—	—

Total expenses	34,617	1,928	1,926

Less — expense reductions	(12,608)	—	—

Net expenses	22,009	1,928	1,926

NET INVESTMENT INCOME	407,771	17,058	17,454

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(31,603)	9	(7)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	239,415	48,163	34,197

Net realized and unrealized gain	207,812	48,172	34,190

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$615,583	$65,230	$51,644

*	For the period July 23, 2024 (commencement of operations) through August 31, 2024.

26	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Operations (continued) For the Period Ended August 31, 2024

	Municipal Income ETF*	Ultra Short Municipal Income ETF*

Investment income:

Interest	$21,323	$18,380

Expenses:

Management fees	1,114	876

Total expenses	1,114	876

Less — expense reductions	—	—

NET INVESTMENT INCOME	20,209	17,504

Realized and Unrealized gain (loss):
Net realized gain (loss) from:

Investments — unaffiliated issuers	(13)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	31,183	7,910

Net realized and unrealized gain	31,170	7,910

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,379	$25,414

*	For the period July 23, 2024 (commencement of operations) through August 31, 2024.

The accompanying notes are an integral part of these consolidated financial statements.	27

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Changes in Net Assets

	Community Municipal Bond ETF		Dynamic California Municipal Income ETF	Dynamic New York Municipal Income ETF
	For the Fiscal Year Ended August 31, 2024	For the Period March 7, 2023* to August 31, 2023	For the Period July 23, 2024* to August 31, 2024	For the Period July 23, 2024* to August 31, 2024

From operations:

Net investment income	$407,771	$265,892	$17,058	$17,454

Net realized gain (loss)	(31,603)	(4,812)	9	(7)

Net change in unrealized gain (loss)	239,415	(179,274)	48,163	34,197

Net increase in net assets resulting from operations	615,583	81,806	65,230	51,644

Distributions to shareholders:

From distributable earnings	(424,426)	(215,096)	–	–

From share transactions:

Proceeds from sales of shares	–	19,964,233	5,000,000	5,000,000

Cost of shares redeemed	(10,039,110)	–	–	–

Net increase (decrease) in net assets resulting from share transactions	(10,039,110)	19,964,233	5,000,000	5,000,000

TOTAL INCREASE (DECREASE)	(9,847,953)	19,830,943	5,065,230	5,051,644

Net Assets:

Beginning of period	$19,830,943	–	–	–

End of period	$9,982,990	$19,830,943	$5,065,230	$5,051,644

*	Commencement of operations.

28	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statements of Changes in Net Assets (continued)

	Municipal Income ETF	Ultra Short Municipal Income ETF
	For the Period July 23, 2024* to August 31, 2024	For the Period July 23, 2024* to August 31, 2024

From operations:

Net investment income	$20,209	$17,504

Net realized loss	(13)	–

Net change in unrealized gain	31,183	7,910

Net increase in net assets resulting from operations	51,379	25,414

From share transactions:

Proceeds from sales of shares	6,259,953	5,000,000

Net increase in net assets resulting from share transactions	6,259,953	5,000,000

TOTAL INCREASE	6,311,332	5,025,414

Net Assets:

Beginning of period	$–	$–

End of period	$6,311,332	$5,025,414

*	Commencement of operations.

The accompanying notes are an integral part of these consolidated financial statements.	29

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Community Municipal Bond ETF

	For the Fiscal Year Ended August 31, 2024	For the Period March 7, 2023* to August 31, 2023

Per Share Operating Performance:

Net asset value, beginning of period	$49.58	$49.91

Net investment income(a)	1.46	0.66

Net realized and unrealized gain (loss)	0.42	(0.45)

Total from investment operations	1.88	0.21

Distributions to shareholders from net investment income	(1.55)	(0.54)

Net asset value, end of period	$49.91	$49.58

Market price, end of period	$49.98	$49.63

Total Return at Net Asset Value(b)	3.86%	0.42%

Net assets, end of period (in 000’s)	$9,983	$19,831

Ratio of net expenses to average net assets	0.16%	0.25	%(c)

Ratio of total expenses to average net assets	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	2.94%	2.72	%(c)

Portfolio turnover rate(d)	25%	10%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete sale or redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Dynamic California Municipal Income ETF

	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.17

Net realized and unrealized gain	0.48

Total from investment operations	0.65

Net asset value, end of period	$50.65

Market price, end of period	$50.72

Total Return at Net Asset Value(b)	1.30%

Net assets, end of period (in 000’s)	$5,065

Ratio of net expenses to average net assets	0.35	%(c)

Ratio of net investment income to average net assets	3.10	%(c)

Portfolio turnover rate(d)	21%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete sale or redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Dynamic New York Municipal Income ETF

	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.17

Net realized and unrealized gain	0.35

Total from investment operations	0.52

Net asset value, end of period	$50.52

Market price, end of period	$50.55

Total Return at Net Asset Value(b)	1.04%

Net assets, end of period (in 000’s)	$5,052

Ratio of net expenses to average net assets	0.35	%(c)

Ratio of net investment income to average net assets	3.17	%(c)

Portfolio turnover rate(d)	12%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale or redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Municipal Income ETF

	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.18

Net realized and unrealized gain	0.31

Total from investment operations	0.49

Net asset value, end of period	$50.49

Market price, end of period	$50.55

Total Return at Net Asset Value(b)	0.98%

Net assets, end of period (in 000’s)	$6,311

Ratio of net expenses to average net assets	0.18	%(c)

Ratio of net investment income to average net assets	3.26	%(c)

Portfolio turnover rate(d)	47%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete sale or redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Ultra Short Municipal Income ETF

	For the Period July 23, 2024* to August 31, 2024

Per Share Operating Performance:

Net asset value, beginning of period	$50.00

Net investment income(a)	0.18

Net realized and unrealized gain	0.07

Total from investment operations	0.25

Net asset value, end of period	$50.25

Market price, end of period	$50.27

Total Return at Net Asset Value(b)	0.50%

Net assets, end of period (in 000’s)	$5,025

Ratio of net expenses to average net assets	0.16	%(c)

Ratio of net investment income to average net assets	3.20	%(c)

Portfolio turnover rate(d)	61%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale or redemption of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements August 31, 2024

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act.

Fund	Diversified/ Non-Diversified

Goldman Sachs Community Municipal Bond ETF	Diversified

Goldman Sachs Dynamic California Municipal Income ETF(a)	Non-Diversified

Goldman Sachs Dynamic New York Municipal Income ETF(a)	Non-Diversified

Goldman Sachs Municipal Income ETF(a)	Non-Diversified

Goldman Sachs Ultra Short Municipal Income ETF(a)	Non-Diversified

(a)	Commenced operations on July 23, 2024.

The investment objective of the Community Municipal Bond ETF is to provide investment results that closely correspond, before fees and expenses, to the performance of its Index; the investment objective of the Dynamic California Municipal Income ETF is to provide a high level of current income that is exempt from federal income tax and California personal income tax; the investment objective of the Dynamic New York Municipal Income ETF is to provide a high level of current income that is exempt from federal income tax and New York State and City personal income taxes; the investment objective of the Municipal Income ETF is to provide a high level of current income that is exempt from regular federal income tax; and the investment objective of Ultra Short Municipal Income ETF is to provide a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser (the “Investment Adviser”) to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations.

35

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2024

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred directly by the Funds are charged to the Funds, and certain expenses incurred by the Trust that may not solely relate to the Funds are allocated to the Funds and the other applicable funds of the Trust on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income and capital gains distributions, if any, are declared and paid monthly and annually, respectively. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments— The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and

36

GOLDMAN SACHS MUNICIPAL INCOME ETFS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of

August 31, 2024:

Community Municipal Bond ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$9,773,757	$—

Investment Company	39,290	—	—

Total	$39,290	$9,773,757	$—

Dynamic California Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$4,965,732	$—

Total	$—	$4,965,732	$—

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2024

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Dynamic New York Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$4,929,277	$—

Total	$—	$4,929,277	$—

Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Bond	$—	$6,366,513	$—

Total	$—	$6,366,513	$—

Ultra Short Municipal Income ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$200,000	$—

Municipal Bond	—	5,217,601	—

Total	$—	$5,417,601	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of the Funds, excluding payments under the Funds’ 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by each Fund to the independent Trustees.

For the period ended August 31, 2024, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*

Community Municipal Bond ETF	0.25%	0.16%

Dynamic California Municipal Income ETF	0.35%	0.35%

Dynamic New York Municipal Income ETF	0.35%	0.35%

Municipal Income ETF	0.18%	0.18%

Ultra Short Municipal Income ETF	0.16%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

On September 25, 2023, GSAM agreed to waive a portion of its management fee for the Goldman Sachs Community Municipal Bond ETF in order to achieve an effective net management fee rate of 0.15% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2024, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. Prior to September 25, 2023 there was no waiver agreement. For the fiscal year ended August 31, 2024, GSAM waived $12,553 of the management fees for the Goldman Sachs Community Municipal Bond ETF.

The Goldman Sachs Community Municipal Bond ETF invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Money Market Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Money Market Fund in which the Fund invests. For the fiscal year ended August 31, 2024, the management fee waived by GSAM was $55.

B. Other Transactions with Affiliates — For the period ended August 31, 2024, Goldman Sachs did not earn any brokerage commission from portfolio transactions on behalf of the Funds.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund – Institutional Shares for the fiscal year ended August 31, 2024:

Fund	Beginning value as of August 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2024	Shares as of August 31, 2024	Dividend Income

Community Municipal Bond ETF	$ 114,880	$ 513,498	$ (589,088)	$ 39,290	$ 39,290	$ 1,805

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Community Municipal Bond ETF

	For the Fiscal Year Ended August 31, 2024		For the Period March 7, 2023(a) to August 31, 2023

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	—	$—	400,000	$19,964,233

Shares redeemed	(200,000)	(10,039,110)	—	—

NET INCREASE (DECREASE) IN SHARES	(200,000)	$(10,039,110)	400,000	$19,964,233

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2024

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Dynamic California Municipal Income ETF		Dynamic New York Municipal Income ETF

	For the Period July 23, 2024(a) to August 31, 2024		For the Period July 23, 2024(a) to August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	100,000	$5,000,000	100,000	$5,000,000

NET INCREASE IN SHARES	100,000	$5,000,000	100,000	$5,000,000

	Municipal Income ETF		Ultra Short Municipal Income ETF

	For the Period July 23, 2024(a) to August 31, 2024		For the Period July 23, 2024(a) to August 31, 2024

	Shares	Dollars	Shares	Dollars

Fund Share Activity

Shares sold	125,000	$6,259,953	100,000	$5,000,000

NET INCREASE IN SHARES	125,000	$6,259,953	100,000	$5,000,000

(a)	Commenced operations on July 23, 2024.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended August 31, 2024, were as follows:

Fund	Purchases	Sales

Community Municipal Bond ETF	$3,339,804	$13,021,493

Dynamic California Municipal Income ETF(a)	5,890,441	970,000

Dynamic New York Municipal Income ETF(a)	4,994,978	500,000

Municipal Income ETF(a)	8,386,019	2,350,000

Ultra Short Municipal Income ETF(a)	5,097,243	1,980,000

(a)	Commenced operations on July 23, 2024.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2024 were as follows:

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

7. TAX INFORMATION (continued)

	Community Municipal Bond ETF	Dynamic California Municipal Income ETF(a)	Dynamic New York Municipal Income ETF(a)	Municipal Income ETF(a)

Distributions paid from:

Ordinary Income	$4,369	$—	$—	$—

Tax-Exempt income	420,057	—	—	—

Total Distributions	$424,426	$—	$—	$—

(a)	Commenced operations on July 23, 2024.

Ultra Short Municipal Income ETF(a)

Distributions paid from:

Ordinary Income	$—

(a)	Commenced operations on July 23, 2024.

The tax character of distributions paid during the fiscal year ended August 31, 2023 were as follows:

Community Municipal Bond ETF

Distributions paid from:

Ordinary Income	$1,083

Tax-Exempt income	214,013

Total Distributions	$215,096

As of August 31, 2024, the components of accumulated earnings on a tax-basis were as follows:

	Community Municipal Bond ETF	Dynamic California Municipal Income ETF(a)	Dynamic New York Municipal Income ETF(a)	Municipal Income ETF(a)	Ultra Short Municipal Income ETF(a)

Undistributed ordinary income — net	$—	$116	$40	$184	$—

Undistributed Tax Exempt income — net	27,561	16,573	17,155	19,939	17,316

Total undistributed earnings	$27,561	$16,689	$17,195	$20,123	$17,316

Capital loss carryforwards:

Perpetual Short-Term	(31,436)	—	—	—	—

Perpetual Long-Term	(3,543)	—	—	—	—

Total capital loss carryforwards	(34,979)	—	—	—	—

Unrealized gains (losses) — net	65,285	48,541	34,449	31,256	8,098

Total accumulated earnings (losses) — net	$57,867	$65,230	$51,644	$51,379	$25,414

(a)	Commenced operations on July 23, 2024.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2024

7. TAX INFORMATION (continued)

As of August 31, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Community Municipal Bond ETF	Dynamic California Municipal Income ETF(a)	Dynamic New York Municipal Income ETF(a)	Municipal Income ETF(a)

Tax Cost	$9,747,762	$4,917,191	$4,894,828	$6,335,257

Gross unrealized gain	80,434	51,225	36,239	34,202

Gross unrealized loss	(15,149)	(2,684)	(1,790)	(2,946)

Net unrealized gain (loss)	$65,285	$48,541	$34,449	$31,256

(a)	Commenced operations on July 23, 2024.

Ultra Short Municipal Income ETF(a)

Tax Cost	$5,409,503

Gross unrealized gain	8,113

Gross unrealized loss	(15)

Net unrealized gain (loss)	$8,098

(a)	Commenced operations on July 23, 2024.

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to differences in the tax treatment of market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk —An issuer or guarantor of a security held by the Fund, or bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Geographic and Sector Risk — If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.

Index Risk — (Community Municipal Bond ETF only) Bloomberg Professional Services (the “Index Provider”) constructs the Fund’s Index in accordance with a rules based methodology. The Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from an Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

8. OTHER RISKS (continued)

the Fund and its shareholders. The Index Provider may utilize third party data in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither the Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index. The Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transaction Risk — Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Funds’ Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Funds, including on the Funds’ liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on (“NYSE Arca, Inc.”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. To the extent a Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. For the Community Municipal Bond ETF, price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Notes to Financial Statements (continued) August 31, 2024

8. OTHER RISKS (continued)

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

Non-Diversification Risk — Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF, and Goldman Sachs Ultra Short Municipal Income ETF are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Investment Grade Fixed Income Securities Risk — Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.

Other Investment Companies Risk — By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITS indirectly through the Fund, investors will incur a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment in direct proportion to the amount of assets the Fund invests therein.

Seed Investor Risk — GSAM and/or its affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of GSAM and/or such affiliates (and not the Fund). Seed investors may contribute cash and/ or securities in kind and such seed investment may constitute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from GSAM and/or its affiliates have ceased. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund, including on the Fund’s liquidity and the market price of the Fund’s Shares. The form of a seed investor’s contribution and any redemption activity by a seed investor can affect, including adversely, the tax efficiency of the Fund.

Tax Risk — Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from municipal securities can significantly affect the demand for and supply, liquidity and marketability of municipal securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels.

Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise. NAV calculations may also be impacted by operational risks arising form factors such as failures in systems and technology.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

10. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date of issuance, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Community Municipal Bond ETF, Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF, and Goldman Sachs Ultra Short Municipal Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2024, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Goldman Sachs Community Municipal Bond ETF	For the year ended August 31, 2024	For the year ended August 31, 2024 and for the period March 7, 2023 (commencement of operations) through August 31, 2023
Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Ultra Short Municipal Income ETF	For the period July 23, 2024 (commencement of operations) through August 31, 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 25, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Community Municipal Bond ETF (the “Fund”) is an investment portfolio of Goldman Sachs ETF Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2025 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2024 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including (i) comparisons to its underlying index; and (ii) information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement entered into by the Trust on behalf of the Fund;
(d)

fee and expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser to implement a fee waiver;
(g)	information relating to the profitability of the Management Agreement to the Investment Adviser;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other registered funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the

49

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, the Fund pays a single fee to the Investment Adviser, and the Investment Adviser pays the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund is a passively-managed ETF that seeks to track an index developed and maintained by a third-party service provider. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Fund. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using information prepared by the Investment Adviser regarding the Fund’s category rankings using the peer group identified by the Outside Data Provider as of March 31, 2024. The information on the Fund’s investment performance was provided for the one-year period. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of its index. The Trustees observed that the Fund’s investment performance was consistent with the investment objective of tracking its index.

In addition, the Trustees considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and non-advisory services that were directed to the needs and operations of the Fund as an ETF.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees also considered information regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee

50

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

rate and expense ratio to those of relevant peer funds were prepared by the Investment Adviser and certain third-party providers of mutual fund and ETF data. The Trustees concluded that the comparisons provided by the Outside Data Provider and the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

They also noted that shareholders are able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund. In addition, the Trustees considered the Investment Adviser’s undertaking to implement a management fee waiver fee. The Trustees noted that a license fee would be payable by the Investment Adviser to Bloomberg Professional Services for the use of its index.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules with respect to the Fund for various functions, and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2023, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, does not have management fee breakpoints. They considered information previously provided regarding the Fund’s fee structure, the amount of assets in the Fund, the Fund’s recent creation and redemption activity, information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its realized profits, information comparing the contractual management fee rate charged by other advisers to other funds in the peer group, and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets. They further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the

51

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees noted the competitive nature of the ETF marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2025.

52

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic California Municipal Income ETF, Goldman Sachs Dynamic New York Municipal Income ETF, Goldman Sachs Municipal Income ETF and Goldman Sachs Goldman Sachs Ultra Short Municipal Income ETF (each, a “Fund”) are newly-organized investment portfolios of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on July 25, 2024. At a meeting held on June 11-12, 2024 (the “Meeting”) in connection with the Funds’ organization, the Board of Trustees, including all of the Trustees who are not parties to the Funds’ investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds. At the Meeting, the Trustees reviewed the Management Agreement with respect to each Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by each Fund; a comparison of each Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with each Fund; and potential benefits to be derived by each Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Funds were discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers would operate, including developments associated with geopolitical events and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees considered that under the Management Agreement, each Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about each Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that each Fund would operate as an actively-managed ETF. Each of the Goldman Sachs Dynamic California Municipal Income ETF and Goldman Sachs Dynamic New York Municipal Income ETF seeks a high level of current income that is exempt from regular federal income tax and California and New York State and City, respectively, personal income taxes. The Goldman Sachs Municipal Income ETF seeks a high level of current income that is exempt from regular federal income tax. The Goldman Sachs Ultra Short Municipal Income ETF seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Funds. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing investment strategies similar to those of the Funds. The Trustees also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Funds. They also considered that although the Funds were new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Unitary Fee Structure

The Trustees considered the unitary management fee rate payable by each Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which each Fund pays a single management fee to the Investment Adviser, and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to each Fund, which would include both advisory and non-advisory services

53

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Statement Regarding Basis for Initial Approval of Management Agreement (Unaudited) (continued)

directed to the needs and operations of the Fund as an ETF. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms, as well as each Fund’s peer group and category medians. The comparisons of each Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds were prepared by the Investment Adviser and a third-party provider of mutual fund and ETF data. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Funds. The Trustees concluded that the Investment Adviser’s management of the Funds likely would benefit the Funds and their shareholders. They also noted that shareholders would be able to sell their Fund shares on the secondary market if they believe that Fund fees and expenses are too high or if they are dissatisfied with the performance of a Fund.

Profitability

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Funds, but considered the Investment Adviser’s representations that (i) such data would be provided after the Funds commenced operations, and (ii) the Funds were not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Funds, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered each Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group. They further noted that the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining each Fund’s unitary management fee rate.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (e) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (f) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds are expected to receive certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by each Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit each Fund and its shareholders and that the Management Agreement should be approved with respect to each Fund for an initial two-year period from its effective date.

54

GOLDMAN SACHS MUNICIPAL INCOME ETFS

Goldman Sachs Trust – Municipal Income ETFs - Tax Information (Unaudited)

During the year ended August 31, 2024, 98.97% of the distributions from net investment income paid by the Community Municipal Bond ETF were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

55

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Dwight L. Bush Principal Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar Michael Latham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth THE BANK OF NEW YORK MELLON Transfer Agent ALPS DISTRIBUTORS, INC. Distributor GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York, New York 10282 (C) 2024 Goldman Sachs. All rights reserved. MUNIINCETFAR-24

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

The aggregate remuneration paid to the Funds’ trustees, officers and others, if any, is included in Item 7 of this report.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Funds’ statement regarding the basis for approval of their investment advisory contract is included in Item 7 of this report.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on November 3, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	Not applicable to open-end investment companies.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 5, 2024

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 5, 2024